UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09819

STATE STREET INSTITUTIONAL INVESTMENT TRUST

(Exact name of registrant as specified in charter)

One Lincoln Street

Boston, Massachusetts 02111

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:
Joshua A. Weinberg, Esq. Managing Director and Managing Counsel SSGA Funds Management, Inc. One Lincoln Street Boston, Massachusetts 02111	Timothy W. Diggins, Esq. Ropes & Gray 800 Boylston Street Boston, Massachusetts 02110-2624

Registrant’s telephone number, including area code: (617) 664-7037

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Item 1. Shareholder Report.

Annual Report

31 December 2016

State Street Institutional Investment Trust

State Street Target Retirement Fund

State Street Target Retirement 2015 Fund

State Street Target Retirement 2020 Fund

State Street Target Retirement 2025 Fund

State Street Target Retirement 2030 Fund

State Street Target Retirement 2035 Fund

State Street Target Retirement 2040 Fund

State Street Target Retirement 2045 Fund

State Street Target Retirement 2050 Fund

State Street Target Retirement 2055 Fund

State Street Target Retirement 2060 Fund

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-800-997-7327 or visiting www.ssgafunds.com. Please read the prospectus carefully before you invest.

State Street Institutional Investment Trust

Target Retirement Funds

Annual Report

December 31, 2016

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-800-997-7327 or visiting www.ssgafunds.com. Please read the prospectus carefully before you invest.

State Street Institutional Investment Trust

State Street Target Retirement Fund

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

The State Street Target Retirement Fund (the “Fund”) seeks current income and, secondarily, capital growth. The Fund’s benchmark is the Bloomberg Barclays U.S. Aggregate Index (the “Index”). The Fund is a “fund of funds” that invests in a combination of mutual funds and ETFs sponsored by the Adviser or its affiliates.

For the 12-month period ended December 31, 2016 (the “Reporting Period”), the total return for the Fund’s Class K shares was 5.28%, and the Index was 2.65%. The total return of the Fund’s secondary benchmark index, the State Street Target Retirement 2015 Composite Index (the “Secondary Index”), was 5.81% for the Reporting Period. The Fund and both the Index and the Secondary Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index and the Secondary Index are unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

During the first quarter of 2016, the Fund’s performance was +2.04% and the performance of the Index was +3.03%. The Fund’s exposure to global equities contributed to its underperformance relative to the Index. Allocations to the State Street Aggregate Bond Index Portfolio, SPDR Barclays 1-10 Year TIPS ETF, and SPDR Dow Jones Global Real Estate ETF funds were primary drivers of Fund performance during the quarter relative to the Index. The Fund’s performance during the second quarter of 2016 was +2.10% compared to Index performance of +2.21%. Most asset classes to which the Fund had exposure contributed positively to the Fund’s performance; however, international equities suffered after the vote by Britain on June 23rd in favor of exiting from its 43 year membership in the European Union. Fixed income markets also fared well in the second quarter as treasury yields declined and spreads in U.S. high yield bonds compressed. As a result, the Fund’s allocation to the State Street Global Equity ex-U.S. Index Portfolio negatively affected the Fund’s performance, while allocations to the State Street 500 Index II Portfolio, State Street Aggregate Bond Index Portfolio, and SPDR Bloomberg Barclays High Yield Bond ETF contributed positively to the Fund’s performance during the quarter relative to the Index. During the third quarter of 2016, the Fund’s performance was +1.77% while the performance of the Index was +0.46%. The Fund’s relatively broad investment exposures contributed to its outperformance relative to the Index. Global equity markets posted strong positive returns for the quarter, while U.S. Treasury yields finished the quarter slightly higher with a modest flattening in the yield curve. U.S. high yield bonds benefited from continued spread compression. As a result, the Fund’s allocations to the State Street 500 Index II Portfolio, State Street Aggregate Bond Index Portfolio, and SPDR Bloomberg Barclays High Yield Bond ETF were key drivers of Fund performance during the quarter relative to the Index. The Fund’s performance during the fourth quarter of 2016 was -0.71% and the performance of the Index was -2.98%. During the fourth quarter many asset classes posted negative returns, with one exception being U.S. equities, as represented by the S&P 500 Index. One of the most identifiable causes for the angst across asset classes was a sharp rise in bond yields coincident with a paring back of expectations for future global central bank policy support. The Fund’s exposure to U.S. equities contributed positively to the Fund’s performance. Allocations to the State Street Aggregate Bond Index Portfolio, SPDR Bloomberg Barclays 1-10 Year TIPS ETF, and SPDR Dow Jones Global Real Estate ETF contributed negatively to Fund performance during the quarter relative to the Index.

On an individual security level, the top positive contributors to the Fund’s performance were the State Street Equity 500 Index II Portfolio, State Street Aggregate Bond Index Portfolio and SPDR Bloomberg Barclays 1-10 Year TIPS ETF. The top negative contributors to the Fund’s performance were the SPDR

State Street Institutional Investment Trust

State Street Target Retirement Fund

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited) — (continued)

Dow Jones Global Real Estate ETF, SPDR Bloomberg Barclays Short Term Treasury ETF, and SPDR Bloomberg Barclays Short Term Corporate Bond ETF.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

State Street Institutional Investment Trust

State Street Target Retirement Fund

Class K

Growth of a $10,000 Investment (a)

Investment Performance (a)

For the Year Ended December 31, 2016

	Total Return One Year Ended December 31, 2016	Average Annual Total Return Inception to Date* December 31, 2016

State Street Target Retirement Income Fund Class A	5.01%	2.19%

State Street Target Retirement Income Fund Class I	5.27%	2.44%

State Street Target Retirement Income Fund Class K	5.28%	2.42%

Bloomberg Barclays U.S. Aggregate Index(b)	2.65%	2.22%

*	Inception date is September 30, 2014.

(a)

Total returns and performance graph information represent past performance and are not indicative of future results, which may be lower or higher than performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor’s share, when redeemed, may be worth more or less than its original cost. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions, sales, or the redemption of fund shares.

(b)

The Bloomberg Barclays U.S. Aggregate Index provides a measure of the performance of the U.S. dollar denominated investment grade bond market, which includes investment grade (must be Baa3/BBB- or higher using the middle rating of Moody’s Investor Service, Inc., Standard & Poor’s, and Fitch Inc.)

Line graph is based on cumulative total return.

State Street Institutional Investment Trust

State Street Target Retirement 2015 Fund

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

The State Street Target Retirement 2015 Fund (the “Fund”) seeks capital growth and income over the long term. The Fund’s benchmark is the S&P 500 Index (the “Index”). The Fund is a “fund of funds” that invests in a combination of mutual funds and ETFs sponsored by the Adviser or its affiliates.

For the 12-month period ended December 31, 2016 (the “Reporting Period”), the total return for the Fund’s Class K shares was 6.19%, and the Index was 11.96%. The total return of the Fund’s secondary benchmark index, the State Street Target Retirement 2015 Composite Index (the “Secondary Index”), was 6.59% for the Reporting Period. The Fund and both the Index and the Secondary Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index and the Secondary Index are unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

During the first quarter of 2016, the Fund’s performance was +1.95% and the performance of the Index was +1.35%. The Fund’s relatively broad investment exposures contributed to its outperformance relative to the Index. The Fund’s Allocations to the State Street Aggregate Bond Index Portfolio, SPDR Bloomberg Barclays 1-10 Year TIPS ETF and SPDR Dow Jones Global Real Estate ETF were primary drivers of Fund performance during the quarter relative to the Index. The Fund’s performance during the second quarter of 2016 was +2.42% compared to Index performance of +2.46%. Most asset classes to which the Fund had exposure contributed positively to the Fund’s performance; however, international equities generally suffered after the vote by Britain on June 23rd in favor of exiting from its 43 year membership in the European Union. Fixed income markets also fared well in the second quarter as Treasury yields declined and spreads in U.S. high yield bonds compressed. As a result, the Fund’s allocation to the State Street Global Equity ex-U.S. Index Portfolio negatively affected the Fund’s performance, while the State Street Equity 500 Index II Portfolio, State Street Aggregate Bond Index Portfolio and SPDR Bloomberg Barclays High Yield Bond ETF contributed positively to the Fund’s performance during the quarter relative to the Index. During the third quarter of 2016, the Fund’s performance was +2.17% while the performance of the Index was +3.85%. The Fund’s relatively broad investment exposures contributed to its underperformance relative to the Index. Global equity markets posted strong positive returns for the quarter, while U.S. Treasury yields finished the quarter slightly higher with a modest flattening in the yield curve. U.S. high yield bonds benefited from continued spread compression. As a result, the Fund’s allocations to the State Street Equity 500 Index II Portfolio, State Street Global Equity ex-U.S. Index Portfolio and SPDR Bloomberg Barclays High Yield Bond ETF were key drivers of Fund performance during the quarter relative to the Index. The Fund’s performance during the fourth quarter of 2016 was -0.47% and the performance of the Index was +3.82%. During the fourth quarter many asset classes posted negative returns, with one of the exceptions being U.S. equities, as represented by the S&P 500 Index. One of the most identifiable causes for the angst across asset classes was a sharp rise in bond yields coincident with a paring back of expectations for future global central bank policy support. The Fund’s allocations to the State Street Aggregate Bond Index Portfolio, SPDR Bloomberg Barclays 1-10 Year TIPS ETF and SPDR Dow Jones Global Real Estate ETF were chief factors affecting Fund underperformance during the quarter relative to the Index.

On an individual security level, the top positive contributors to the Fund’s performance were the State Street Equity 500 Index II Portfolio, SPDR Bloomberg Barclays High Yield Bond ETF and SPDR Bloomberg Barclays 1-10 Year TIPS ETF. The top negative contributors to the Fund’s performance

State Street Institutional Investment Trust

State Street Target Retirement 2015 Fund

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited) — (continued)

were the SPDR Dow Jones Global Real Estate ETF, SPDR Bloomberg Barclays Short Term Treasury ETF and SPDR Bloomberg Barclays Short Term Corporate Bond ETF.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

State Street Institutional Investment Trust

State Street Target Retirement 2015

Class K

Growth of a $10,000 Investment (a)

Investment Performance (a)

For the Year Ended December 31, 2016

	Total Return One Year Ended December 31, 2016	Average Annual Total Return Inception to Date* December 31, 2016

State Street Target Retirement 2015 Fund Class A	5.92%	2.50%

State Street Target Retirement 2015 Fund Class I	6.19%	2.75%

State Street Target Retirement 2015 Fund Class K	6.19%	2.78%

S&P 500® Index(b)	11.96%	8.07%

*	Inception date is September 30, 2014.

(a)

Total returns and performance graph information represent past performance and are not indicative of future results, which may be lower or higher than performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor’s share, when redeemed, may be worth more or less than its original cost. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions, sales, or the redemption of fund shares.

(b)

The Standard & Poor’s 500 Composite Stock Price Index (“S&P 500® Index”) is an unmanaged capitalization-weighted index of 500 widely held stocks recognized by investors to be representative of the U.S. stock market in general. It is not possible to invest directly in the S&P 500® Index.

Line graph is based on cumulative total return.

State Street Institutional Investment Trust

State Street Target Retirement 2020 Fund

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

The State Street Target Retirement 2020 Fund (the “Fund”) seeks capital growth and income over the long term. The Fund’s benchmark is the S&P 500 Index (the “Index”). The Fund is a “fund of funds” that invests in a combination of mutual funds and ETFs sponsored by the Adviser or its affiliates.

For the 12-month period ended December 31, 2016 (the “Reporting Period”), the total return for the Fund’s Class K shares was 7.45%, and the Index was 11.96%. The total return of the Fund’s secondary benchmark index, the State Street Target Retirement 2020 Composite Index (the “Secondary Index”), was 7.50% for the Reporting Period. The Fund and both the Index and the Secondary Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index and the Secondary Index are unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

During the first quarter of 2016, the Fund’s performance was +2.16% and the performance of the Index was +1.35%. The Fund’s relatively broad investment exposures contributed to its outperformance relative to the Index. The Fund’s allocations to the State Street Aggregate Bond Index Portfolio, SPDR Bloomberg Barclays Long Term Treasury ETF and SPDR Dow Jones Global Real Estate ETF were primary drivers of Fund performance during the quarter relative to the Index. The Fund’s performance during the second quarter of 2016 was +2.41% compared to Index performance of +2.46%. Most asset classes to which the Fund had exposure contributed positively to the Fund’s performance; however, international equities suffered after the vote by Britain on June 23rd in favor of exiting from its 43 year membership in the European Union. Fixed income markets also fared well in the second quarter as treasury yields declined and spreads in U.S. high yield bonds compressed. As a result, the Fund’s allocation to the State Street Global Equity ex-U.S. Index Portfolio negatively affected the Fund’s performance, while the State Street Equity 500 Index II Portfolio, State Street Aggregate Bond Index Portfolio and SPDR Bloomberg Barclays High Yield Bond ETF contributed positively to the Fund’s performance during the quarter relative to the Index. During the third quarter of 2016, the Fund’s performance was +3.04% while the performance of the Index was +3.85%. The Fund’s relatively broad investment exposures contributed to its underperformance relative to the Index. Global equity markets posted strong positive returns for the quarter, while U.S. Treasury yields finished the quarter slightly higher with a modest flattening in the yield curve. U.S. high yield bonds benefited from continued spread compression. As a result, the Fund’s allocations to the State Street Equity 500 Index II Portfolio, State Street Global Equity ex-U.S. Index Portfolio and State Street Small/Mid Cap Equity Index Portfolio were key drivers of Fund performance during the quarter relative to the Index. The Fund’s performance during the fourth quarter of 2016 was -0.32% and the performance of the Index was +3.82%. During the fourth quarter most asset classes to which the Fund had exposure posted negative returns, with one of the exceptions being U.S. equities, as represented by the S&P 500 Index. One of the most identifiable causes for the angst across asset classes was a sharp rise in bond yields coincident with a paring back of expectations for future global central bank policy support. The Fund’s allocation to the State Street Aggregate Bond Index Portfolio, SPDR Bloomberg Barclays Long Term Treasury ETF and State Street Global Equity ex-U.S. Index Portfolio were chief factors affecting Fund underperformance during the quarter relative to the Index.

On an individual security level, the top positive contributors to the Fund’s performance were the State Street Equity 500 Index II Portfolio, State Street Small/Mid Cap Equity Index Portfolio and State Street Global Equity ex-U.S. Index Portfolio. The top negative contributors to the Fund’s performance were

State Street Institutional Investment Trust

State Street Target Retirement 2020 Fund

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited) — (continued)

the SPDR Dow Jones Global Real Estate ETF, SPDR Bloomberg Barclays Long Term Treasury ETF and SPDR Bloomberg Barclays TIPS ETF.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

State Street Institutional Investment Trust

State Street Target Retirement 2020 Fund

Class K

Growth of a $10,000 Investment (a)

Investment Performance (a)

For the Year Ended December 31, 2016

	Total Return One Year Ended December 31, 2016	Average Annual Total Return Inception to Date* December 31, 2016

State Street Target Retirement 2020 Fund Class A	7.07%	3.04%

State Street Target Retirement 2020 Fund Class I	7.34%	3.25%

State Street Target Retirement 2020 Fund Class K	7.45%	3.28%

S&P 500® Index(b)	11.96%	8.07%

*	Inception date is September 30, 2014.

(a)

Total returns and performance graph information represent past performance and are not indicative of future results, which may be lower or higher than performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor’s share, when redeemed, may be worth more or less than its original cost. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions, sales, or the redemption of fund shares.

(b)

The Standard & Poor’s 500 Composite Stock Price Index (“S&P 500® Index”) is an unmanaged capitalization-weighted index of 500 widely held stocks recognized by investors to be representative of the U.S. stock market in general. It is not possible to invest directly in the S&P 500® Index.

Line graph is based on cumulative total return.

State Street Institutional Investment Trust

State Street Target Retirement 2025 Fund

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

The State Street Target Retirement 2025 Fund (the “Fund”) seeks capital growth and income over the long term. The Fund’s benchmark is the S&P 500 Index (the “Index”). The Fund is a “fund of funds” that invests in a combination of mutual funds and ETFs sponsored by the Adviser or its affiliates.

For the 12-month period ended December 31, 2016 (the “Reporting Period”), the total return for the Fund’s Class K shares was 8.00%, and the Index was 11.96%. The total return of the Fund’s secondary benchmark index, the State Street Target Retirement 2025 Composite Index (the “Secondary Index”), was 8.14% for the Reporting Period. The Fund and both the Index and the Secondary Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index and the Secondary Index are unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

During the first quarter of 2016, the Fund’s performance was +1.85% and the performance of the Index was +1.35%. The Fund’s relatively broad investment exposures contributed to its outperformance relative to the Index. The Fund’s allocations to the State Street Aggregate Bond Index Portfolio, SPDR Bloomberg Barclays Long Term Treasury ETF and State Street Equity 500 Index II Portfolio were primary drivers of Fund performance during the quarter relative to the Index. The Fund’s performance during the second quarter of 2016 was +2.52% compared to Index performance of +2.46%. Most asset classes to which the Fund had exposure contributed positively to the Fund’s performance; however, international equities suffered after the vote by Britain on June 23rd in favor of exiting from its 43 year membership in the European Union. Fixed income markets also fared well in the second quarter as treasury yields declined and spreads in U.S. high yield bonds compressed. As a result, the Fund’s allocation to the State Street Global Equity ex-U.S. Index Portfolio negatively affected the Fund’s performance, while the State Street Equity 500 Index II Portfolio, State Street Aggregate Bond Index Portfolio and SPDR Bloomberg Barclays Long Term Treasury ETF contributed positively to the Fund’s performance during the quarter relative to the Index. During the third quarter of 2016, the Fund’s performance was +3.63% while the performance of the Index was +3.85%. The Fund’s relatively broad investment exposures contributed to its underperformance relative to the Index. Global equity markets posted strong positive returns for the quarter, while U.S. Treasury yields finished the quarter slightly higher with a modest flattening in the yield curve. U.S. high yield bonds benefited from continued spread compression. As a result, the Fund’s allocations to the State Street Equity 500 Index II Portfolio, State Street Global Equity ex-U.S. Index Portfolio and State Street Small/Mid Cap Equity Index Portfolio were key drivers of Fund performance during the quarter relative to the Index. The Fund’s performance during the fourth quarter of 2016 was -0.19% and the performance of the Index was +3.82%. During the fourth quarter most asset classes to which the Fund had exposure posted negative returns, with one of the exceptions being U.S. equities, as represented by the S&P 500 Index. One of the most identifiable causes for the angst across asset classes was a sharp rise in bond yields coincident with a paring back of expectations for future global central bank policy support. The Fund’s allocations to the State Street Aggregate Bond Index Portfolio, SPDR Bloomberg Barclays Long Term Treasury ETF and State Street Global Equity ex-U.S. Index Portfolios were chief factors affecting Fund underperformance during the quarter relative to the Index.

On an individual security level, the top positive contributors to the Fund’s performance were the State Street Equity 500 Index II Portfolio, State Street Small/Mid Cap Equity Index Portfolio and State Street Global Equity ex-U.S. Index Portfolio. The top negative contributors to the Fund’s performance were

State Street Institutional Investment Trust

State Street Target Retirement 2025 Fund

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited) — (continued)

the SPDR Dow Jones Global Real Estate ETF, SPDR Bloomberg Barclays Long Term Treasury ETF and SPDR Bloomberg Barclays TIPS ETF.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

State Street Institutional Investment Trust

State Street Target Retirement 2025

Class K

Growth of a $10,000 Investment (a)

Investment Performance (a)

For the Year Ended December 31, 2016

	Total Return One Year Ended December 31, 2016	Average Annual Total Return Inception to Date* December 31, 2016

State Street Target Retirement 2025 Fund Class A	7.74%	3.26%

State Street Target Retirement 2025 Fund Class I	8.01%	3.52%

State Street Target Retirement 2025 Fund Class K	8.00%	3.58%

S&P 500® Index(b)	11.96%	8.07%

*	Inception date is September 30, 2014.

(a)

Total returns and performance graph information represent past performance and are not indicative of future results, which may be lower or higher than performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor’s share, when redeemed, may be worth more or less than its original cost. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions, sales, or the redemption of fund shares.

(b)

The Standard & Poor’s 500 Composite Stock Price Index (“S&P 500® Index”) is an unmanaged capitalization-weighted index of 500 widely held stocks recognized by investors to be representative of the U.S. stock market in general. It is not possible to invest directly in the S&P 500® Index.

Line graph is based on cumulative total return.

State Street Institutional Investment Trust

State Street Target Retirement 2030 Fund

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

The State Street Target Retirement 2030 Fund (the “Fund”) seeks capital growth and income over the long term. The Fund’s benchmark is the S&P 500 Index (the “Index”). The Fund is a “fund of funds” that invests in a combination of mutual funds and ETFs sponsored by the Adviser or its affiliates.

For the 12-month period ended December 31, 2016 (the “Reporting Period”), the total return for the Fund’s Class K shares was 8.20%, and the Index was 11.96%. The total return of the Fund’s secondary benchmark index, the State Street Target Retirement 2030 Composite Index (the “Secondary Index”), was 8.22% for the Reporting Period. The Fund and both the Index and the Secondary Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index and the Secondary Index are unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

During the first quarter of 2016, the Fund’s performance was +1.74% and the performance of the Index was 1.35%. The Fund’s relatively broad investment exposures contributed to its outperformance relative to the Index. The Fund’s allocations to the State Street Aggregate Bond Index Portfolio, SPDR Bloomberg Barclays Long Term Treasury ETF and State Street Equity 500 Index II Portfolio were primary drivers of Fund performance during the quarter relative to the Index. The Fund’s performance during the second quarter of 2016 was +2.42% compared to Index performance of +2.46%. Most asset classes to which the Fund had exposure contributed positively to the Fund’s performance; however, international equities suffered after the vote by Britain on June 23rd in favor of exiting from its 43 year membership in the European Union. Fixed income markets also fared well in the second quarter as treasury yields declined and spreads in U.S. high yield bonds compressed. As a result, the Fund’s allocation to the State Street Global Equity ex-U.S. Index Portfolio negatively affected the Fund’s performance, while the State Street Equity 500 Index II Portfolio, State Street Small/Mid Cap Equity Index Portfolio, and SPDR Bloomberg Barclays Long Term Treasury ETF contributed positively to the Fund’s performance during the quarter relative to the Index. During the third quarter of 2016, the Fund’s performance was +4.03% while the performance of the Index was +3.85%. Global equity markets posted strong positive returns for the quarter, with non-U.S. equities, as represented by the MSCI ACWI ex USA Index, outperforming U.S. equities, as represented by the S&P 500 Index. U.S. Treasury yields finished the quarter slightly higher with a modest flattening in the yield curve. U.S. high yield bonds benefited from continued spread compression. As a result, the Fund’s allocations to the State Street Equity 500 Index II Portfolio, State Street Global Equity ex-U.S. Index Portfolio and State Street Small/Mid Cap Equity Index Portfolio were key drivers of Fund performance during the quarter relative to the Index. The Fund’s performance during the fourth quarter of 2016 was -0.18% and the performance of the Index was +3.82%. During the fourth quarter many asset classes posted negative returns, with one of the exceptions being U.S. equities, as represented by the S&P 500 Index. One of the most identifiable causes for the angst across asset classes was a sharp rise in bond yields coincident with a paring back of expectations for future global central bank policy support. The Fund’s allocations to the State Street Aggregate Bond Index Portfolio, SPDR Bloomberg Barclays Long Term Treasury ETF and State Street Global Equity ex-U.S. Index Portfolio were chief factors affecting Fund underperformance during the quarter relative to the Index.

On an individual security level, the top positive contributors to the Fund’s performance were the State Street Equity 500 Index II Portfolio, State Street Small/Mid Cap Equity Index Portfolio and State Street

State Street Institutional Investment Trust

State Street Target Retirement 2030 Fund

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited) — (continued)

Global Equity ex-U.S. Index Portfolio. The top negative contributors to the Fund’s performance were the SPDR Bloomberg Barclays Long Term Treasury ETF and SPDR Bloomberg Barclays TIPS ETF.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

State Street Institutional Investment Trust

State Street Target Retirement 2030 Fund

Class K

Growth of a $10,000 Investment (a)

Investment Performance (a)

For the Year Ended December 31, 2016

	Total Return One Year Ended December 31, 2016	Average Annual Total Return Inception to Date* December 31, 2016

State Street Target Retirement 2030 Fund Class A	8.04%	3.49%

State Street Target Retirement 2030 Fund Class I	8.10%	3.66%

State Street Target Retirement 2030 Fund Class K	8.20%	3.73%

S&P 500® Index(b)	11.96%	8.07%

*	Inception date is September 30, 2014.

(a)

Total returns and performance graph information represent past performance and are not indicative of future results, which may be lower or higher than performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor’s share, when redeemed, may be worth more or less than its original cost. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions, sales, or the redemption of fund shares.

(b)

The Standard & Poor’s 500 Composite Stock Price Index (“S&P 500® Index”) is an unmanaged capitalization-weighted index of 500 widely held stocks recognized by investors to be representative of the U.S. stock market in general. It is not possible to invest directly in the S&P 500® Index.

Line graph is based on cumulative total return.

State Street Institutional Investment Trust

State Street Target Retirement 2035 Fund

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

The State Street Target Retirement 2035 Fund (the “Fund”) seeks capital growth and income over the long term. The Fund’s benchmark is the S&P 500 Index (the “Index”). The Fund is a “fund of funds” that invests in a combination of mutual funds and ETFs sponsored by the Adviser or its affiliates.

For the 12-month period ended December 31, 2016 (the “Reporting Period”), the total return for the Fund’s Class K shares was 8.60%, and the Index was 11.96%. The total return of the Fund’s secondary benchmark index, the State Street Target Retirement 2035 Composite Index (the “Secondary Index”), was 8.49% for the Reporting Period. The Fund and both the Index and the Secondary Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index and the Secondary Index are unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

During the first quarter of 2016, the Fund’s performance was +1.53% and the performance of the Index was +1.35%. The Fund’s relatively broad investment exposures contributed to its outperformance relative to the Index. The Fund’s allocations to the State Street Aggregate Bond Index Portfolio, SPDR Bloomberg Barclays Long Term Treasury ETF and State Street Equity 500 Index II Portfolio were primary drivers of Fund performance during the quarter relative to the Index. The Fund’s performance during the second quarter of 2016 was +2.42% compared to Index performance of +2.46%. Most asset classes to which the Fund had exposure contributed positively to the Fund’s performance; however, international equities suffered after the vote by Britain on June 23rd in favor of exiting from its 43 year membership in the European Union. Fixed income markets also fared well in the second quarter as treasury yields declined and spreads in U.S. high yield bonds compressed. As a result, the Fund’s allocation to the State Street Global Equity ex-U.S. Index Portfolio negatively affected the Fund’s performance, while the State Street Equity 500 Index II Portfolio, State Street Small/Mid Cap Equity Index Portfolio, and SPDR Bloomberg Barclays Long Term Treasury ETF contributed positively to the Fund’s performance during the quarter relative to the Index. During the third quarter of 2016, the Fund’s performance was +4.33% while the performance of the Index was +3.85%. Global equity markets posted strong positive returns for the quarter, with non-U.S. equities, as represented by the MSCI ACWI ex USA Index, outperforming U.S. equities, as represented by the S&P 500 Index. U.S. Treasury yields finished the quarter slightly higher with a modest flattening in the yield curve. U.S. high yield bonds benefited from continued spread compression. As a result, the Fund’s allocations to the State Street Equity 500 Index II Portfolio, State Street Global Equity ex-U.S. Index Portfolio and State Street Small/Mid Cap Equity Index Portfolio were key drivers of Fund performance during the quarter relative to the Index. The Fund’s performance during the fourth quarter of 2016 was +0.10% and the performance of the Index was +3.82%. During the fourth quarter many asset classes posted negative returns, with one of the exceptions being U.S. equities, as represented by the S&P 500 Index. One of the most identifiable causes for the angst across asset classes was a sharp rise in bond yields coincident with a paring back of expectations for future global central bank policy support. The Fund’s allocations to the State Street Aggregate Bond Index Portfolio, SPDR Bloomberg Barclays Long Term Treasury ETF and State Street Global Equity ex-U.S. Index Portfolio were chief factors affecting Fund underperformance during the quarter relative to the Index.

On an individual security level, the top positive contributors to the Fund’s performance were the State Street Equity 500 Index II Portfolio, State Street Small/Mid Cap Equity Index Portfolio and State Street Global Equity ex-U.S. Index Portfolio. The top negative contributors to the Fund’s performance were the SPDR Bloomberg Barclays Long Term Treasury ETF and State Street Aggregate Bond Index Portfolio.

State Street Institutional Investment Trust

State Street Target Retirement 2035 Fund

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited) — (continued)

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

State Street Institutional Investment Trust

State Street Target Retirement 2035 Fund

Class K

Growth of a $10,000 Investment (a)

Investment Performance (a)

For the Year Ended December 31, 2016

	Total Return One Year Ended December 31, 2016	Average Annual Total Return Inception to Date* December 31, 2016

State Street Target Retirement 2035 Fund Class A	8.33%	3.58%

State Street Target Retirement 2035 Fund Class I	8.61%	3.80%

State Street Target Retirement 2035 Fund Class K	8.60%	3.87%

S&P 500® Index(b)	11.96%	8.07%

*	Inception date is September 30, 2014.

(a)

Total returns and performance graph information represent past performance and are not indicative of future results, which may be lower or higher than performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor’s share, when redeemed, may be worth more or less than its original cost. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions, sales, or the redemption of fund shares.

(b)

The Standard & Poor’s 500 Composite Stock Price Index (“S&P 500® Index”) is an unmanaged capitalization-weighted index of 500 widely held stocks recognized by investors to be representative of the U.S. stock market in general. It is not possible to invest directly in the S&P 500® Index.

Line graph is based on cumulative total return.

State Street Institutional Investment Trust

State Street Target Retirement 2040 Fund

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

The State Street Target Retirement 2040 Fund (the “Fund”) seeks capital growth and income over the long term. The Fund’s benchmark is the S&P 500 Index (the “Index”). The Fund is a “fund of funds” that invests in a combination of mutual funds and ETFs sponsored by the Adviser or its affiliates.

For the 12-month period ended December 31, 2016 (the “Reporting Period”), the total return for the Fund’s Class K shares was 8.89%, and the Index was 11.96%. The total return of the Fund’s secondary benchmark index, the State Street Target Retirement 2040 Composite Index (the “Secondary Index”), was 8.87% for the Reporting Period. The Fund and both the Index and the Secondary Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index and the Secondary Index are unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

During the first quarter of 2016, the Fund’s performance was +1.34% and the performance of the Index was +1.35%. The Fund’s relatively broad investment exposures contributed to its underperformance relative to the Index. The Fund’s allocations to the State Street Aggregate Bond Index Portfolio, SPDR Bloomberg Barclays Long Term Treasury ETF and State Street Equity 500 Index II Portfolio were primary drivers of Fund performance during the quarter relative to the Index. The Fund’s performance during the second quarter of 2016 was +2.34% compared to Index performance of +2.46%. Most asset classes to which the Fund had exposure contributed positively to the Fund’s performance; however, international equities suffered after the vote by Britain on June 23rd in favor of exiting from its 43 year membership in the European Union. Fixed income markets also fared well in the second quarter as treasury yields declined and spreads in U.S. high yield bonds compressed. As a result, the Fund’s allocation to the State Street Global Equity ex-U.S. Index Portfolio negatively affected the Fund’s performance, while the State Street Equity 500 Index II Portfolio, State Street Small/Mid Cap Equity Index Portfolio, and SPDR Bloomberg Barclays Long Term Treasury ETF contributed positively to the Fund’s performance during the quarter relative to the Index. During the third quarter of 2016, the Fund’s performance was +4.56% while the performance of the Index was +3.85%. Global equity markets posted strong positive returns for the quarter, with non-U.S. equities, as represented by the MSCI ACWI ex USA Index, outperforming U.S. equities, as represented by the S&P 500 Index. U.S. Treasury yields finished the quarter slightly higher with a modest flattening in the yield curve. U.S. high yield bonds benefited from continued spread compression. As a result, the Fund’s allocations to the State Street Equity 500 Index II Portfolio, State Street Global Equity ex-U.S. Index Portfolio and State Street Small/Mid Cap Equity Index Portfolio were key drivers of Fund performance during the quarter relative to the Index. The Fund’s performance during the fourth quarter of 2016 was +0.42% and the performance of the Index was +3.82%. During the fourth quarter many asset classes posted negative returns, with one of the exceptions being U.S. equities, as represented by the S&P 500 Index. One of the most identifiable causes for the angst across asset classes was a sharp rise in bond yields coincident with a paring back of expectations for future global central bank policy support. The Fund’s allocations to the State Street Aggregate Bond Index Portfolio, SPDR Bloomberg Barclays Long Term Treasury ETF and State Street Global Equity ex-U.S. Index Portfolio were chief factors affecting Fund underperformance during the quarter relative to the Index.

On an individual security level, the top positive contributors to the Fund’s performance were the State Street Equity 500 Index II Portfolio, State Street Small/Mid Cap Equity Index Portfolio and State Street Global Equity ex-U.S. Index Portfolio. The top negative contributors to the Fund’s performance were the State Street Aggregate Bond Index Portfolio and SPDR Bloomberg Barclays Long Term Treasury ETF.

State Street Institutional Investment Trust

State Street Target Retirement 2040 Fund

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited) — (continued)

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

State Street Institutional Investment Trust

State Street Target Retirement 2040 Fund

Class K

Growth of a $10,000 Investment (a)

Investment Performance (a)

For the Year Ended December 31, 2016

	Total Return One Year Ended December 31, 2016	Average Annual Total Return Inception to Date* December 31, 2016

State Street Target Retirement 2040 Fund Class A	8.73%	3.59%

State Street Target Retirement 2040 Fund Class I	9.00%	3.85%

State Street Target Retirement 2040 Fund Class K	8.89%	3.87%

S&P 500® Index(b)	11.96%	8.07%

*	Inception date is September 30, 2014.

(a)

Total returns and performance graph information represent past performance and are not indicative of future results, which may be lower or higher than performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor’s share, when redeemed, may be worth more or less than its original cost. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions, sales, or the redemption of fund shares.

(b)

The Standard & Poor’s 500 Composite Stock Price Index (“S&P 500® Index”) is an unmanaged capitalization-weighted index of 500 widely held stocks recognized by investors to be representative of the U.S. stock market in general. It is not possible to invest directly in the S&P 500® Index.

Line graph is based on cumulative total return.

State Street Institutional Investment Trust

State Street Target Retirement 2045 Fund

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

The State Street Target Retirement 2045 Fund (the “Fund”) seeks capital growth and income over the long term. The Fund’s benchmark is the S&P 500 Index (the “Index”). The Fund is a “fund of funds” that invests in a combination of mutual funds and ETFs sponsored by the Adviser or its affiliates.

For the 12-month period ended December 31, 2016 (the “Reporting Period”), the total return for the Fund’s Class K shares was 9.31%, and the Index was 11.96%. The total return of the Fund’s secondary benchmark index, the State Street Target Retirement 2045 Composite Index (the “Secondary Index”), was 9.21% for the Reporting Period. The Fund and both the Index and the Secondary Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index and the Secondary Index are unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

During the first quarter of 2016, the Fund’s performance was +1.24% and the performance of the Index was +1.35%. The Fund’s allocation to the State Street Small/Mid Cap Equity Index Portfolio and State Street Global Equity ex-U.S. Index Portfolio contributed to its underperformance relative to the Index, while allocations to the SPDR Bloomberg Barclays Long Term Treasury ETF and State Street Equity 500 Index II Portfolio contributed to the Fund’s performance during the quarter relative to the Index. The Fund’s performance during the second quarter of 2016 was +2.36% compared to Index performance of +2.46%. Most asset classes to which the Fund had exposure contributed positively to the Fund’s performance; however, international equities suffered after the vote by Britain on June 23rd in favor of existing from its 43 year membership in the European Union. Fixed income markets also fared well in the second quarter as treasury yields declined and spreads in U.S. high yield bonds compressed. As a result, the Fund’s allocation to the State Street Global Equity ex-U.S. Index Portfolio negatively affected the Fund’s performance, while the State Street Equity 500 Index II Portfolio, State Street Small/Mid Cap Equity Index Portfolio, and SPDR Bloomberg Barclays Long Term Treasury ETF contributed positively to the Fund’s performance during the quarter relative to the Index. During the third quarter of 2016, the Fund’s performance was +4.80% while the performance of the Index was +3.85%. Global equity markets posted strong positive returns for the quarter, with non-U.S. equities, as represented by the MSCI ACWI ex USA Index, outperforming U.S. equities, as represented by the S&P 500 Index. U.S. Treasury yields finished the quarter slightly higher with a modest flattening in the yield curve. U.S. high yield bonds benefited from continued spread compression. As a result, the Fund’s allocations to the State Street Equity 500 Index II Portfolio, State Street Global Equity ex-U.S. Index Portfolio and State Street Small/Mid Cap Equity Index Portfolio were key drivers of Fund performance during the quarter relative to the Index. The Fund’s performance during the fourth quarter of 2016 was +0.65% and the performance of the Index was +3.82%. During the fourth quarter many asset classes posted negative returns, with one of the exceptions being U.S. equities, as represented by the S&P 500 Index. One of the most identifiable causes for the angst across asset classes was a sharp rise in bond yields coincident with a paring back of expectations for future global central bank policy support. The Fund’s allocations to the SPDR Bloomberg Barclays Long Term Treasury ETF and State Street Global Equity ex-U.S. Index Portfolio were chief factors affecting Fund underperformance during the quarter relative to the Index.

On an individual security level, the top positive contributors to the Fund’s performance were the State Street Equity 500 Index II Portfolio, State Street Small/Mid Cap Equity Index Portfolio and State Street Global Equity ex-U.S. Index Portfolio. The SPDR Bloomberg Barclays Long Term Treasury ETF was a negative contributor to Fund performance.

State Street Institutional Investment Trust

State Street Target Retirement 2045 Fund

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited) — (continued)

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

State Street Institutional Investment Trust

State Street Target Retirement 2045 Fund

Class K

Growth of a $10,000 Investment (a)

Investment Performance (a)

For the Year Ended December 31, 2016

	Total Return One Year Ended December 31, 2016	Average Annual Total Return Inception to Date* December 31, 2016

State Street Target Retirement 2045 Fund Class A	9.04%	3.65%

State Street Target Retirement 2045 Fund Class I	9.31%	3.91%

State Street Target Retirement 2045 Fund Class K	9.31%	3.94%

S&P 500® Index(b)	11.96%	8.07%

*	Inception date is September 30, 2014.

(a)

Total returns and performance graph information represent past performance and are not indicative of future results, which may be lower or higher than performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor’s share, when redeemed, may be worth more or less than its original cost. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions, sales, or the redemption of fund shares.

(b)

The Standard & Poor’s 500 Composite Stock Price Index (“S&P 500® Index”) is an unmanaged capitalization-weighted index of 500 widely held stocks recognized by investors to be representative of the U.S. stock market in general. It is not possible to invest directly in the S&P 500® Index.

Line graph is based on cumulative total return.

State Street Institutional Investment Trust

State Street Target Retirement 2050 Fund

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

The State Street Target Retirement 2050 Fund (the “Fund”) seeks capital growth and income over the long term. The Fund’s benchmark is the S&P 500 Index (the “Index”). The Fund is a “fund of funds” that invests in a combination of mutual funds and ETFs sponsored by the Adviser or its affiliates.

For the 12-month period ended December 31, 2016 (the “Reporting Period”), the total return for the Fund’s Class K shares was 9.35%, and the Index was 11.96%. The total return of the Fund’s secondary benchmark index, the State Street Target Retirement 2050 Composite Index (the “Secondary Index”), was 9.21% for the Reporting Period. The Fund and both the Index and the Secondary Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index and the Secondary Index are unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

During the first quarter of 2016, the Fund’s performance was +1.25% and the performance of the Index was +1.35%. The Fund’s allocation to the State Street Small/Mid Cap Equity Index Portfolio and State Street Global Equity ex-U.S. Index Portfolio contributed to its underperformance relative to the Index, while allocations to the SPDR Bloomberg Barclays Long Term Treasury ETF and State Street Equity 500 Index II Portfolios contributed to the Fund’s performance during the quarter relative to the Index. The Fund’s performance during the second quarter of 2016 was +2.36% compared to Index performance of +2.46%. Most asset classes to which the Fund had exposure contributed positively to the Fund’s performance; however, international equities suffered after the vote by Britain on June 23rd in favor of existing from its 43 year membership in the European Union. Fixed income markets also fared well in the second quarter as treasury yields declined and spreads in U.S. high yield bonds compressed. As a result, the Fund’s allocation to the State Street Global Equity ex-U.S. Index Portfolio negatively affected the Fund’s performance, while the State Street Equity 500 Index II Portfolio, State Street Small/Mid Cap Equity Index Portfolio, and SPDR Bloomberg Barclays Long Term Treasury ETF contributed positively to the Fund’s performance during the quarter relative to the Index. During the third quarter of 2016, the Fund’s performance was +4.82% while the performance of the Index was +3.85%. Global equity markets posted strong positive returns for the quarter, with non-U.S. equities, as represented by the MSCI ACWI ex USA Index, outperforming U.S. equities, as represented by the S&P 500 Index. U.S. Treasury yields finished the quarter slightly higher with a modest flattening in the yield curve. U.S. high yield bonds benefited from continued spread compression. As a result, the Fund’s allocations to the State Street Equity 500 Index II Portfolio, State Street Global Equity ex-U.S. Index Portfolio and State Street Small/Mid Cap Equity Index Portfolio were key drivers of Fund performance during the quarter relative to the Index. The Fund’s performance during the fourth quarter of 2016 was +0.66% and the performance of the Index was +3.82%. During the fourth quarter most asset classes posted negative terms, with one of the exceptions being U.S. equities, as represented by the S&P 500 Index. One of the most identifiable causes for the angst across asset classes was a sharp rise in bond yields coincident with a paring back of expectations for future global central bank policy support. The Fund’s allocations to the SPDR Bloomberg Barclays Long Term Treasury ETF and State Street Global Equity ex-U.S. Index Portfolio were chief factors affecting Fund underperformance during the quarter relative to the Index.

On an individual security level, the top positive contributors to the Fund’s performance were the State Street Equity 500 Index II Portfolio, State Street Small/Mid Cap Equity Index Portfolio and State Street Global Equity ex-U.S. Index Portfolio. The SPDR Bloomberg Barclays Long Term Treasury ETF was a negative contributor to Fund performance.

State Street Institutional Investment Trust

State Street Target Retirement 2050 Fund

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited) — (continued)

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

State Street Institutional Investment Trust

State Street Target Retirement 2050 Fund

Class K

Growth of a $10,000 Investment (a)

Investment Performance (a)

For the Year Ended December 31, 2016

	Total Return One Year Ended December 31, 2016	Average Annual Total Return Inception to Date* December 31, 2016

State Street Target Retirement 2050 Fund Class A	9.07%	3.56%

State Street Target Retirement 2050 Fund Class I	9.34%	3.82%

State Street Target Retirement 2050 Fund Class K	9.35%	3.80%

S&P 500® Index(b)	11.96%	8.07%

*	Inception date is September 30, 2014.

(a)

Total returns and performance graph information represent past performance and are not indicative of future results, which may be lower or higher than performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor’s share, when redeemed, may be worth more or less than its original cost. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions, sales, or the redemption of fund shares.

(b)

The Standard & Poor’s 500 Composite Stock Price Index (“S&P 500® Index”) is an unmanaged capitalization-weighted index of 500 widely held stocks recognized by investors to be representative of the U.S. stock market in general. It is not possible to invest directly in the S&P 500® Index.

Line graph is based on cumulative total return.

State Street Institutional Investment Trust

State Street Target Retirement 2055 Fund

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

The State Street Target Retirement 2055 Fund (the “Fund”) seeks capital growth and income over the long term. The Fund’s benchmark is the S&P 500 Index (the “Index”). The Fund is a “fund of funds” that invests in a combination of mutual funds and ETFs sponsored by the Adviser or its affiliates.

For the 12-month period ended December 31, 2016 (the “Reporting Period”), the total return for the Fund’s Class K shares was 9.34%, and the Index was 11.96%. The total return of the Fund’s secondary benchmark index, the State Street Target Retirement 2055 Composite Index (the “Secondary Index”), was 9.21% for the Reporting Period. The Fund and both the Index and the Secondary Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index and the Secondary Index are unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

During the first quarter of 2016, the Fund’s performance was +1.25% and the performance of the Index was +1.35%. The Fund’s allocation to the State Street Small/Mid Cap Equity Index Portfolio and State Street Global Equity ex-U.S. Index Portfolio contributed to its underperformance relative to the Index, while allocations to the SPDR Barclays Long Term Treasury ETF and State Street Equity 500 Index II Portfolio contributed to the Fund’s performance during the quarter relative to the Index. The Fund’s performance during the second quarter of 2016 was +2.37% compared to Index performance of +2.46%. Most asset classes to which the Fund had exposure contributed positively to the Fund’s performance; however, international equities suffered after the vote by Britain on June 23rd in favor of existing from its 43 year membership in the European Union. Fixed income markets also fared welled in the second quarter as treasury yields declined and spreads in U.S. high yield bonds compressed. As a result, the Fund’s allocation to the State Street Global Equity ex-U.S. Index Portfolio negatively affected the Fund’s performance, while the State Street Equity 500 Index II Portfolio, State Street Small/Mid Cap Equity Index Portfolio, and SPDR Bloomberg Barclays Long Term Treasury ETF contributed positively to the Fund’s performance during the quarter relative to the Index. During the third quarter of 2016, the Fund’s performance was +4.83% while the performance of the Index was 3.85%. Global equity markets posted strong positive returns for the quarter, with non-U.S. equities, as represented by the MSCI ACWI ex USA Index outperforming U.S. equities, as represented by the S&P 500 Index. US Treasury yields finished the quarter slightly higher with a modest flattening in the yield curve. U.S. high yield bonds benefited from continued spread compression. As a result, the Fund’s allocations to the State Street Equity 500 Index II Portfolio, State Street Global Equity ex-U.S. Index Portfolio and State Street Small/Mid Cap Equity Index Portfolio were key drivers of Fund performance during the quarter relative to the Index. The Fund’s performance during the fourth quarter of 2016 was +0.63% and the performance of the Index was +3.82%. During the fourth quarter many asset classes posted negative returns, with one of the exceptions being U.S. equities, as represented by the S&P 500 Index. One of the most identifiable causes for the angst across asset classes was a sharp rise in bond yields coincident with a paring back of expectations for future global central bank policy support. The Fund’s allocations to the SPDR Bloomberg Barclays Long Term Treasury ETF and State Street Global Equity ex-U.S. Index Portfolio were chief factors affecting Fund underperformance during the quarter relative to the Index.

On an individual security level, the top positive contributors to the Fund’s performance were the State Street Equity 500 Index II Portfolio, State Street Small/Mid Cap Equity Index Portfolio and State Street Global Equity ex-U.S. Index Portfolio. The SPDR Bloomberg Barclays Long Term Treasury ETF was a negative contributor to Fund performance.

State Street Institutional Investment Trust

State Street Target Retirement 2055 Fund

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited) — (continued)

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

State Street Institutional Investment Trust

State Street Target Retirement 2055 Fund

Class K

Growth of a $10,000 Investment (a)

Investment Performance (a)

For the Year Ended December 31, 2016

	Total Return One Year Ended December 31, 2016	Average Annual Total Return Inception to Date* December 31, 2016

State Street Target Retirement 2055 Fund Class A	9.06%	3.54%

State Street Target Retirement 2055 Fund Class I	9.33%	3.80%

State Street Target Retirement 2055 Fund Class K	9.34%	3.78%

S&P 500® Index(b)	11.96%	8.07%

*	Inception date is September 30, 2014.

(a)

Total returns and performance graph information represent past performance and are not indicative of future results, which may be lower or higher than performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor’s share, when redeemed, may be worth more or less than its original cost. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions, sales, or the redemption of fund shares.

(b)

The Standard & Poor’s 500 Composite Stock Price Index (“S&P 500® Index”) is an unmanaged capitalization-weighted index of 500 widely held stocks recognized by investors to be representative of the U.S. stock market in general. It is not possible to invest directly in the S&P 500® Index.

Line graph is based on cumulative total return.

State Street Institutional Investment Trust

State Street Target Retirement 2060 Fund

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

The State Street Target Retirement 2060 Fund (the “Fund”) seeks capital growth and income over the long term. The Fund’s benchmark is the S&P 500 Index (the “Index”). The Fund is a “fund of funds” that invests in a combination of mutual funds and ETFs sponsored by the Adviser or its affiliates.

For the 12-month period ended December 31, 2016 (the “Reporting Period”), the total return for the Fund’s Class K shares was 8.98%, and the Index was 11.96%. The total return of the Fund’s secondary benchmark index, the State Street Target Retirement 2060 Composite Index (the “Secondary Index”), was 9.21% for the Reporting Period. The Fund and both the Index and the Secondary Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index and the Secondary Index are unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

During the first quarter of 2016, the Fund’s performance was +1.05% and the performance of the Index was +1.35%. The Fund’s allocation to the State Street Small/Mid Cap Equity Index Portfolio and State Street Global Equity ex-U.S. Index Portfolio contributed to its underperformance relative to the Index, while allocations to the SPDR Bloomberg Barclays Long Term Treasury ETF and State Street Equity 500 Index II Portfolio contributed to the Fund’s performance during the quarter relative to the Index. The Fund’s performance during the second quarter of 2016 was +2.40% compared to Index performance of +2.46%. Most asset classes to which the Fund had exposure contributed positively to the Fund’s performance; however, international equities suffered after the vote by Britain on June 23rd in favor of exiting from its 43 year membership in the European Union. Fixed income markets also fared well in the second quarter as treasury yields declined and spreads in U.S. high yield bonds compressed. As a result, the Fund’s allocation to the State Street Global Equity ex-U.S. Index Portfolio negatively affected the Fund’s performance, while the State Street Equity 500 Index II Portfolio, State Street Small/Mid Cap Equity Index Portfolio, and SPDR Bloomberg Barclays Long Term Treasury ETF contributed positively to the Fund’s performance during the quarter relative to the Index. During the third quarter of 2016, the Fund’s performance was +4.68% while the performance of the Index was +3.85%. Global equity markets posted strong positive returns for the quarter, with non-U.S. equities, as represented by the MSCI ACWI ex USA Index outperforming U.S. equities, as represented by the S&P 500 Index. U.S. Treasury yields finished the quarter slightly higher with a modest flattening in the yield curve. U.S. high yield bonds benefited from continued spread compression. As a result, the Fund’s allocations to the State Street Equity 500 Index II Portfolio, State Street Global Equity ex-U.S. Index Portfolio and State Street Small/Mid Cap Equity Index Portfolio were key drivers of Fund performance during the quarter relative to the Index. The Fund’s performance during the fourth quarter of 2016 was +0.61% and the performance of the Index was +3.82%. During the fourth quarter many asset classes posted negative returns, with one of the exceptions being U.S. equities, as represented by the S&P 500 Index. One of the most identifiable causes for the angst across asset classes was a sharp rise in bond yields coincident with a paring back of expectations for future global central bank policy support. The Fund’s allocations to the SPDR Bloomberg Barclays Long Term Treasury ETF and State Street Global Equity ex-U.S. Index Portfolio were chief factors affecting Fund underperformance during the quarter relative to the Index.

On an individual security level, the top positive contributors to the Fund’s performance were the State Street Equity 500 Index II Portfolio, State Street Small/Mid Cap Equity Index Portfolio and State Street Global Equity ex-U.S. Index Portfolio. The SPDR Bloomberg Barclays Long Term Treasury ETF was a negative contributor to Fund performance.

State Street Institutional Investment Trust

State Street Target Retirement 2060 Fund

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited) — (continued)

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

State Street Institutional Investment Trust

State Street Target Retirement 2060 Fund

Class K

Growth of a $10,000 Investment (a)

Investment Performance (a)

For the Year Ended December 31, 2016

	Total Return One Year Ended December 31, 2016	Average Annual Total Return Inception to Date* December 31, 2016

State Street Target Retirement 2060 Fund Class A	8.81%	3.49%

State Street Target Retirement 2060 Fund Class I	9.09%	3.75%

State Street Target Retirement 2060 Fund Class K	8.98%	3.72%

S&P 500® Index(b)	11.96%	8.07%

*	Inception date is September 30, 2014.

(a)

Total returns and performance graph information represent past performance and are not indicative of future results, which may be lower or higher than performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor’s share, when redeemed, may be worth more or less than its original cost. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions, sales, or the redemption of fund shares.

(b)

The Standard & Poor’s 500 Composite Stock Price Index (“S&P 500® Index”) is an unmanaged capitalization-weighted index of 500 widely held stocks recognized by investors to be representative of the U.S. stock market in general. It is not possible to invest directly in the S&P 500® Index.

Line graph is based on cumulative total return.

State Street Institutional Investment Trust

Portfolio Statistics (Unaudited)

Target Retirement Fund, Target Retirement 2015 Fund, Target Retirement 2020 Fund, Target Retirement 2025 Fund, Target Retirement 2030 Fund, Target Retirement 2035 Fund, Target Retirement 2040 Fund, Target Retirement 2045 Fund, Target Retirement 2050 Fund, Target Retirement 2055 Fund and Target Retirement 2060 Fund are referred to individually as a “Fund” and collectively as the “Target Retirement Funds” or the “Funds”.

SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”) invests the assets of each Target Retirement Fund into underlying funds according to a proprietary asset allocation strategy. Each Fund’s name refers to the approximate retirement year of the investors for whom the Fund’s asset allocation strategy is intended. As the target date for a Fund approaches, the Adviser will adjust the asset allocation and risk profile of the Fund – its glide path – to what is generally seen to be a more conservative approach to reduce (but not eliminate) risk by increasing the allocation to asset classes that have historically been subject to lower levels of volatility. For example, a Fund with a target retirement date far into the future will typically invest a greater portion of its assets in asset classes with higher risk profiles and the potential for higher returns than a Fund that is intended for investors who are in their retirement years.

State Street Target Retirement Fund

Asset Allocation as of December 31, 2016 (as a percentage of Net Assets)

Domestic Equity	19.7%
Domestic Fixed Income	64.6
International Equity	10.2
Real Estate	5.0
Short-Term Investment	0.2
Other Assets in Excess of Liabilities	0.3
100.0%

State Street Target Retirement 2015 Fund

Asset Allocation as of December 31, 2016 (as a percentage of Net Assets)

Domestic Equity	24.2%
Domestic Fixed Income	57.1
International Equity	13.2
Real Estate	5.1
Short-Term Investment	0.3
Other Assets in Excess of Liabilities	0.1
100.0%

State Street Institutional Investment Trust

Portfolio Statistics (Unaudited) — (continued)

State Street Target Retirement 2020 Fund

Asset Allocation as of December 31, 2016 (as a percentage of Net Assets)

Domestic Equity	32.4%
Domestic Fixed Income	44.8
International Equity	19.0
Real Estate	3.5
Short-Term Investment	0.1
Other Assets in Excess of Liabilities	0.2
100.0%

State Street Target Retirement 2025 Fund

Asset Allocation as of December 31, 2016 (as a percentage of Net Assets)

Domestic Equity	40.5%
Domestic Fixed Income	33.2
International Equity	24.9
Real Estate	1.0
Short-Term Investment	0.2
Other Assets in Excess of Liabilities	0.2
100.0%

State Street Target Retirement 2030 Fund

Asset Allocation as of December 31, 2016 (as a percentage of Net Assets)

Domestic Equity	45.4%
Domestic Fixed Income	25.7
International Equity	28.4
Short-Term Investment	0.2
Other Assets in Excess of Liabilities	0.3
100.0%

State Street Institutional Investment Trust

Portfolio Statistics (Unaudited) — (continued)

State Street Target Retirement 2035 Fund

Asset Allocation as of December 31, 2016 (as a percentage of Net Assets)

Domestic Equity	49.5%
Domestic Fixed Income	18.7
International Equity	31.2
Short-Term Investment	0.3
Other Assets in Excess of Liabilities	0.3
100.0%

State Street Target Retirement 2040 Fund

Asset Allocation as of December 31, 2016 (as a percentage of Net Assets)

Domestic Equity	52.5%
Domestic Fixed Income	13.7
International Equity	33.3
Short-Term Investment	0.3
Other Assets in Excess of Liabilities	0.2
100.0%

State Street Target Retirement 2045 Fund

Asset Allocation as of December 31, 2016 (as a percentage of Net Assets)

Domestic Equity	54.8%
Domestic Fixed Income	9.7
International Equity	34.8
Short-Term Investment	0.2
Other Assets in Excess of Liabilities	0.5
100.0%

State Street Target Retirement 2050 Fund

Asset Allocation as of December 31, 2016 (as a percentage of Net Assets)

Domestic Equity	54.7%
Domestic Fixed Income	9.7
International Equity	34.8
Short-Term Investment	0.3
Other Assets in Excess of Liabilities	0.5
100.0%

State Street Institutional Investment Trust

Portfolio Statistics (Unaudited) — (continued)

State Street Target Retirement 2055 Fund

Asset Allocation as of December 31, 2016 (as a percentage of Net Assets)

Domestic Equity	54.6%
Domestic Fixed Income	9.7
International Equity	34.7
Short-Term Investment	0.2
Other Assets in Excess of Liabilities	0.8
100.0%

State Street Target Retirement 2060 Fund

Asset Allocation as of December 31, 2016 (as a percentage of Net Assets)

Domestic Equity	54.8%
Domestic Fixed Income	9.7
International Equity	34.6
Other Assets in Excess of Liabilities	0.9
100.0%

State Street Institutional Investment Trust

State Street Target Retirement Fund

Schedule of Investments

December 31, 2016

Security Description	Shares	Value
MUTUAL FUNDS AND EXCHANGE TRADED PRODUCTS – 99.5%(a)
Domestic Equity – 19.7%
State Street Equity 500 Index II Portfolio	828,939	$9,383,593
State Street Small/Mid Cap Equity Index Portfolio	166,447	1,772,660

		11,156,253

Domestic Fixed Income – 64.6%
SPDR Bloomberg Barclays 1-10 Year TIPS ETF	522,357	10,107,608
SPDR Bloomberg Barclays High Yield Bond ETF	108,415	3,951,727
SPDR Bloomberg Barclays Short Term Corporate Bond ETF	73,883	2,255,648
SPDR Bloomberg Barclays Short Term Treasury ETF	295,962	8,893,658
State Street Aggregate Bond Index Portfolio	1,140,689	11,304,230

		36,512,871

International Equity – 10.2%
State Street Global Equity ex-U.S. Index Portfolio	659,493	5,763,966

Real Estate – 5.0%
SPDR Dow Jones Global Real Estate ETF	60,746	2,846,557

TOTAL MUTUAL FUNDS AND EXCHANGE TRADED PRODUCTS (Cost $56,563,575)		56,279,647

SHORT-TERM INVESTMENT – 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.42%(b)(c) (Cost $106,318)	106,318	106,318

TOTAL INVESTMENTS – 99.7% (Cost $56,669,893)		56,385,965
Other Assets In Excess of Liabilities – 0.3%		146,661

NET ASSETS – 100.0%		$56,532,626

(a)	Affiliated fund managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended December 31, 2016 are shown in the Affiliate Table below.

(b)

The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended December 31, 2016 are shown in the Affiliate Table below.

(c)	The rate shown is the annualized seven-day yield at December 31, 2016.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of December 31, 2016.

Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Assets:
Investments:
Mutual Funds and Exchange Traded Products
Domestic Equity	$11,156,253	$–	$–	$11,156,253
Domestic Fixed Income	36,512,871	–	–	36,512,871
International Equity	5,763,966	–	–	5,763,966
Real Estate	2,846,557	–	–	2,846,557
Short-Term Investment	106,318	–	–	106,318

Total Investments	$56,385,965	$–	$–	$56,385,965

See accompanying notes to financial statements.

State Street Institutional Investment Trust

State Street Target Retirement Fund

Schedule of Investments — (continued)

December 31, 2016

Affiliate Table

	Number of shares held at 12/31/15	Value at 12/31/15	Shares purchased	Shares sold	Number of shares held at 12/31/16	Value at 12/31/16	Dividend income	Realized gain (loss)
SPDR Bloomberg Barclays 1-10 Year TIPS ETF	221,217	$4,242,942	422,153	121,013	522,357	$10,107,608	$113,346	$25,913
SPDR Bloomberg Barclays High Yield Bond ETF	48,169	1,633,411	98,651	38,405	108,415	3,951,727	189,371	(142,200)
SPDR Bloomberg Barclays Short Term Corporate Bond ETF	30,696	933,159	64,770	21,583	73,883	2,255,648	28,505	(2,168)
SPDR Bloomberg Barclays Short Term Treasury ETF	123,343	3,712,624	251,015	78,396	295,962	8,893,658	63,657	11,725
SPDR Dow Jones Global Real Estate ETF	24,707	1,156,288	53,280	17,241	60,746	2,846,557	80,246	(17,086)
State Street Aggregate Bond Index Portfolio	472,975	4,677,727	931,705	263,991	1,140,689	11,304,230	169,928	(9,361)
State Street Equity 500 Index II Portfolio	375,107	3,871,104	714,366	260,534	828,939	9,383,593	158,464	123,413
State Street Global Equity ex-U.S. Index Portfolio	276,385	2,335,452	568,544	185,436	659,493	5,763,966	89,904	(166,019)
State Street Institutional Liquid Reserves Fund, Premier Class	42,203	42,203	24,009,425	24,051,628	–	–	1,044	–
State Street Institutional U.S. Government Money Market Fund, Premier Class	–	–	1,845,138	1,738,820	106,318	106,318	70	–
State Street Small/Mid Cap Equity Index Portfolio	78,596	730,947	150,711	62,860	166,447	1,772,660	17,005	26,804

TOTAL		$23,335,857				$56,385,965	$911,540	$(148,979)

See accompanying notes to financial statements.

State Street Institutional Investment Trust

State Street Target Retirement 2015 Fund

Schedule of Investments

December 31, 2016

Security Description	Shares	Value
MUTUAL FUNDS AND EXCHANGE TRADED PRODUCTS – 99.6%(a)
Domestic Equity – 24.2%
State Street Equity 500 Index II Portfolio	1,327,710	$15,029,680
State Street Small/Mid Cap Equity Index Portfolio	246,404	2,624,201

		17,653,881

Domestic Fixed Income – 57.1%
SPDR Bloomberg Barclays 1-10 Year TIPS ETF	749,088	14,494,853
SPDR Bloomberg Barclays High Yield Bond ETF	139,926	5,100,303
SPDR Bloomberg Barclays Short Term Corporate Bond ETF	35,759	1,091,722
SPDR Bloomberg Barclays Short Term Treasury ETF	139,454	4,190,593
State Street Aggregate Bond Index Portfolio	1,693,129	16,778,907

		41,656,378

International Equity – 13.2%
State Street Global Equity ex-U.S. Index Portfolio	1,104,279	9,651,396

Real Estate – 5.1%
SPDR Dow Jones Global Real Estate ETF	78,412	3,674,386

TOTAL MUTUAL FUNDS AND EXCHANGE TRADED PRODUCTS (Cost $73,544,072)		72,636,041

SHORT-TERM INVESTMENT – 0.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.42%(b)(c) (Cost $206,879)	206,879	206,879

TOTAL INVESTMENTS – 99.9% (Cost $73,750,951)		72,842,920
Other Assets In Excess of Liabilities – 0.1%		70,465

NET ASSETS – 100.0%		$72,913,385

(a)	Affiliated fund managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended December 31, 2016 are shown in the Affiliate Table below.

(b)

The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended December 31, 2016 are shown in the Affiliate Table below.

(c)	The rate shown is the annualized seven-day yield at December 31, 2016.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of December 31, 2016.

Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Assets:
Investments:
Mutual Funds and Exchange Traded Products
Domestic Equity	$17,653,881	$–	$–	$17,653,881
Domestic Fixed Income	41,656,378	–	–	41,656,378
International Equity	9,651,396	–	–	9,651,396
Real Estate	3,674,386	–	–	3,674,386
Short-Term Investment	206,879	–	–	206,879

Total Investments	$72,842,920	$–	$–	$72,842,920

See accompanying notes to financial statements.

State Street Institutional Investment Trust

State Street Target Retirement 2015 Fund

Schedule of Investments — (continued)

December 31, 2016

Affiliate Table

	Number of shares held at 12/31/15	Value at 12/31/15	Shares purchased	Shares sold	Number of shares held at 12/31/16	Value at 12/31/16	Dividend income	Realized gain (loss)
SPDR Bloomberg Barclays 1-10 Year TIPS ETF	53,475	$1,025,651	843,715	148,102	749,088	$14,494,853	$157,205	$27,450
SPDR Bloomberg Barclays High Yield Bond ETF	11,031	374,061	174,557	45,662	139,926	5,100,303	189,806	24,924
SPDR Bloomberg Barclays Short Term Corporate Bond ETF	1,757	53,413	49,761	15,759	35,759	1,091,722	9,589	(99)
SPDR Bloomberg Barclays Short Term Treasury ETF	6,590	198,359	164,005	31,141	139,454	4,190,593	20,282	(3,150)
SPDR Dow Jones Global Real Estate ETF	5,658	264,794	98,478	25,724	78,412	3,674,386	84,913	14,637
State Street Aggregate Bond Index Portfolio	129,905	1,284,764	1,922,017	358,793	1,693,129	16,778,907	192,946	35,395
State Street Equity 500 Index II Portfolio	111,971	1,155,545	1,647,017	431,278	1,327,710	15,029,680	256,017	339,252
State Street Global Equity ex-U.S. Index Portfolio	88,277	745,943	1,351,069	335,067	1,104,279	9,651,396	152,742	74,348
State Street Institutional Liquid Reserves Fund, Premier Class	5,195	5,195	34,499,646	34,504,841	–	–	1,318	–
State Street Institutional U.S. Government Money Market Fund, Premier Class	–	–	3,629,848	3,422,969	206,879	206,879	116	–
State Street Small/Mid Cap Equity Index Portfolio	23,068	214,531	328,004	104,668	246,404	2,624,201	25,879	99,210

TOTAL		$5,322,256				$72,842,920	$1,090,813	$611,967

See accompanying notes to financial statements.

State Street Institutional Investment Trust

State Street Target Retirement 2020 Fund

Schedule of Investments

December 31, 2016

Security Description	Shares	Value
MUTUAL FUNDS AND EXCHANGE TRADED PRODUCTS – 99.7%(a)
Domestic Equity – 32.4%
State Street Equity 500 Index II Portfolio	5,538,453	$62,695,292
State Street Small/Mid Cap Equity Index Portfolio	1,320,755	14,066,036

		76,761,328

Domestic Fixed Income – 44.8%
SPDR Bloomberg Barclays 1-10 Year TIPS ETF	851,877	16,483,820
SPDR Bloomberg Barclays High Yield Bond ETF	389,698	14,204,492
SPDR Bloomberg Barclays Long Term Treasury ETF	94,754	6,527,603
SPDR Bloomberg Barclays TIPS ETF	253,001	14,216,430
State Street Aggregate Bond Index Portfolio	5,500,578	54,510,728

		105,943,073

International Equity – 19.0%
State Street Global Equity ex-U.S. Index Portfolio	5,133,472	44,866,542

Real Estate – 3.5%
SPDR Dow Jones Global Real Estate ETF	178,473	8,363,245

TOTAL MUTUAL FUNDS AND EXCHANGE TRADED PRODUCTS (Cost $236,752,064)		235,934,188

SHORT-TERM INVESTMENT – 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.42%(b)(c) (Cost $275,062)	275,062	275,062

TOTAL INVESTMENTS – 99.8% (Cost $237,027,126)		236,209,250
Other Assets In Excess of Liabilities – 0.2%		481,710

NET ASSETS – 100.0%		$236,690,960

(a)	Affiliated fund managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended December 31, 2016 are shown in the Affiliate Table below.

(b)

The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended December 31, 2016 are shown in the Affiliate Table below.

(c)	The rate shown is the annualized seven-day yield at December 31, 2016.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of December 31, 2016.

Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Assets:
Investments:
Mutual Funds and Exchange Traded Products
Domestic Equity	$76,761,328	$–	$–	$76,761,328
Domestic Fixed Income	105,943,073	–	–	105,943,073
International Equity	44,866,542	–	–	44,866,542
Real Estate	8,363,245	–	–	8,363,245
Short-Term Investment	275,062	–	–	275,062

Total Investments	$236,209,250	$–	$–	$236,209,250

See accompanying notes to financial statements.

State Street Institutional Investment Trust

State Street Target Retirement 2020 Fund

Schedule of Investments — (continued)

December 31, 2016

Affiliate Table

	Number of shares held at 12/31/15	Value at 12/31/15	Shares purchased	Shares sold	Number of shares held at 12/31/16	Value at 12/31/16	Dividend income	Realized gain (loss)
SPDR Bloomberg Barclays 1-10 Year TIPS ETF	85,938	$1,648,291	830,041	64,102	851,877	$16,483,820	$126,055	$26,679
SPDR Bloomberg Barclays High Yield Bond ETF	96,236	3,263,363	359,394	65,932	389,698	14,204,492	567,959	(246,352)
SPDR Bloomberg Barclays Long Term Treasury ETF	30,708	2,145,875	96,253	32,207	94,754	6,527,603	107,922	133,731
SPDR Bloomberg Barclays TIPS ETF	84,566	4,619,841	256,408	87,973	253,001	14,216,430	234,490	86,371
SPDR Dow Jones Global Real Estate ETF	34,554	1,617,127	163,175	19,256	178,473	8,363,245	190,146	(7,407)
State Street Aggregate Bond Index Portfolio	1,158,674	11,459,287	4,835,298	493,394	5,500,578	54,510,728	640,385	30,617
State Street Equity 500 Index II Portfolio	1,466,126	15,130,420	5,165,242	1,092,915	5,538,453	62,695,292	1,034,451	786,372
State Street Global Equity ex-U.S. Index Portfolio	1,283,147	10,842,592	4,737,363	887,038	5,133,472	44,866,542	690,419	(735,834)
State Street Institutional Liquid Reserves Fund, Premier Class	59,223	59,223	64,228,562	64,287,785	–	–	2,729	–
State Street Institutional U.S. Government Money Market Fund, Premier Class	–	–	9,037,477	8,762,415	275,062	275,062	378	–
State Street Small/Mid Cap Equity Index Portfolio	368,793	3,429,773	1,268,695	316,733	1,320,755	14,066,036	132,418	233,669

TOTAL		$54,215,792				$236,209,250	$3,727,352	$307,846

See accompanying notes to financial statements.

State Street Institutional Investment Trust

State Street Target Retirement 2025 Fund

Schedule of Investments

December 31, 2016

Security Description	Shares	Value
MUTUAL FUNDS AND EXCHANGE TRADED PRODUCTS – 99.6%(a)
Domestic Equity – 40.5%
State Street Equity 500 Index II Portfolio	5,917,934	$66,991,012
State Street Small/Mid Cap Equity Index Portfolio	1,640,714	17,473,607

		84,464,619

Domestic Fixed Income – 33.2%
SPDR Bloomberg Barclays High Yield Bond ETF	303,086	11,047,485
SPDR Bloomberg Barclays Long Term Treasury ETF	235,114	16,197,004
SPDR Bloomberg Barclays TIPS ETF	211,621	11,891,238
State Street Aggregate Bond Index Portfolio	3,053,373	30,258,930

		69,394,657

International Equity – 24.9%
State Street Global Equity ex-U.S. Index Portfolio	5,955,335	52,049,631

Real Estate – 1.0%
SPDR Dow Jones Global Real Estate ETF	44,954	2,106,544

TOTAL MUTUAL FUNDS AND EXCHANGE TRADED PRODUCTS (Cost $208,250,972)		208,015,451

SHORT-TERM INVESTMENT – 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.42%(b)(c) (Cost $476,724)	476,724	476,724

TOTAL INVESTMENTS – 99.8% (Cost $208,727,696)		208,492,175
Other Assets In Excess of Liabilities – 0.2%		482,938

NET ASSETS – 100.0%		$208,975,113

(a)	Affiliated fund managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended December 31, 2016 are shown in the Affiliate Table below.

(b)

The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended December 31, 2016 are shown in the Affiliate Table below.

(c)	The rate shown is the annualized seven-day yield at December 31, 2016.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of December 31, 2016.

Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Assets:
Investments:
Mutual Funds and Exchange Traded Products
Domestic Equity	$84,464,619	$–	$–	$84,464,619
Domestic Fixed Income	69,394,657	–	–	69,394,657
International Equity	52,049,631	–	–	52,049,631
Real Estate	2,106,544	–	–	2,106,544
Short-Term Investment	476,724	–	–	476,724

Total Investments	$208,492,175	$–	$–	$208,492,175

See accompanying notes to financial statements.

State Street Institutional Investment Trust

State Street Target Retirement 2025 Fund

Schedule of Investments — (continued)

December 31, 2016

Affiliate Table

	Number of shares held at 12/31/15	Value at 12/31/15	Shares purchased	Shares sold	Number of shares held at 12/31/16	Value at 12/31/16	Dividend income	Realized gain (loss)
SPDR Bloomberg Barclays High Yield Bond ETF	35,195	$1,193,463	296,095	28,204	303,086	$11,047,485	$376,171	$(53,262)
SPDR Bloomberg Barclays Long Term Treasury ETF	32,230	2,252,232	235,814	32,930	235,114	16,197,004	216,056	208,987
SPDR Bloomberg Barclays TIPS ETF	19,973	1,091,125	206,335	14,687	211,621	11,891,238	136,671	25,621
SPDR Dow Jones Global Real Estate ETF	2,689	125,845	47,886	5,621	44,954	2,106,544	37,630	19,088
State Street Aggregate Bond Index Portfolio	360,531	3,565,649	2,855,940	163,098	3,053,373	30,258,930	320,297	44,975
State Street Equity 500 Index II Portfolio	806,639	8,324,515	5,856,482	745,187	5,917,934	66,991,012	1,089,452	765,099
State Street Global Equity ex-U.S. Index Portfolio	761,307	6,433,045	5,822,758	628,730	5,955,335	52,049,631	784,016	(286,101)
State Street Institutional Liquid Reserves Fund, Premier Class	58,469	58,469	46,454,130	46,512,599	–	–	2,114	–
State Street Institutional U.S. Government Money Market Fund, Premier Class	–	–	8,387,875	7,911,151	476,724	476,724	427	–
State Street Small/Mid Cap Equity Index Portfolio	240,898	2,240,347	1,706,774	306,958	1,640,714	17,473,607	162,684	417,854

TOTAL		$25,284,690				$208,492,175	$3,125,518	$1,142,261

See accompanying notes to financial statements.

State Street Institutional Investment Trust

State Street Target Retirement 2030 Fund

Schedule of Investments

December 31, 2016

Security Description	Shares	Value
MUTUAL FUNDS AND EXCHANGE TRADED PRODUCTS – 99.5%(a)
Domestic Equity – 45.4%
State Street Equity 500 Index II Portfolio	6,991,050	$79,138,687
State Street Small/Mid Cap Equity Index Portfolio	2,246,580	23,926,080

		103,064,767

Domestic Fixed Income – 25.7%
SPDR Bloomberg Barclays High Yield Bond ETF	142,960	5,210,892
SPDR Bloomberg Barclays Long Term Treasury ETF	321,497	22,147,928
SPDR Bloomberg Barclays TIPS ETF	68,601	3,854,773
State Street Aggregate Bond Index Portfolio	2,746,525	27,218,059

		58,431,652

International Equity – 28.4%
State Street Global Equity ex-U.S. Index Portfolio	7,389,682	64,585,823

TOTAL MUTUAL FUNDS AND EXCHANGE TRADED PRODUCTS (Cost $225,513,479)		226,082,242

SHORT-TERM INVESTMENT – 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.42%(b)(c) (Cost $519,504)	519,504	519,504

TOTAL INVESTMENTS – 99.7% (Cost $226,032,983)		226,601,746
Other Assets In Excess of Liabilities – 0.3%		638,200

NET ASSETS – 100.0%		$227,239,946

(a)	Affiliated fund managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended December 31, 2016 are shown in the Affiliate Table below.

(b)

The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended December 31, 2016 are shown in the Affiliate Table below.

(c)	The rate shown is the annualized seven-day yield at December 31, 2016.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of December 31, 2016.

Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Assets:
Investments:
Mutual Funds and Exchange Traded Products
Domestic Equity	$103,064,767	$–	$–	$103,064,767
Domestic Fixed Income	58,431,652	–	–	58,431,652
International Equity	64,585,823	–	–	64,585,823
Short-Term Investment	519,504	–	–	519,504

Total Investments	$226,601,746	$–	$–	$226,601,746

See accompanying notes to financial statements.

State Street Institutional Investment Trust

State Street Target Retirement 2030 Fund

Schedule of Investments — (continued)

December 31, 2016

Affiliate Table

	Number of shares held at 12/31/15	Value at 12/31/15	Shares purchased	Shares sold	Number of shares held at 12/31/16	Value at 12/31/16	Dividend income	Realized gain (loss)
SPDR Bloomberg Barclays High Yield Bond ETF	26,115	$885,559	138,643	21,798	142,960	$5,210,892	$180,626	$(52,400)
SPDR Bloomberg Barclays Long Term Treasury ETF	71,969	5,029,194	296,199	46,671	321,497	22,147,928	306,496	178,098
SPDR Bloomberg Barclays TIPS ETF	11,571	632,124	68,160	11,130	68,601	3,854,773	45,592	16,516
State Street Aggregate Bond Index Portfolio	590,423	5,839,285	2,279,491	123,389	2,746,525	27,218,059	315,826	26,909
State Street Equity 500 Index II Portfolio	1,734,874	17,903,899	5,999,412	743,236	6,991,050	79,138,687	1,283,599	787,972
State Street Global Equity ex-U.S. Index Portfolio	1,710,901	14,457,117	6,292,442	613,661	7,389,682	64,585,823	972,934	(460,966)
State Street Institutional Liquid Reserves Fund, Premier Class	61,616	61,616	36,550,171	36,611,787	–	–	1,968	–
State Street Institutional U.S. Government Money Market Fund, Premier Class	–	–	9,148,612	8,629,108	519,504	519,504	444	–
State Street Small/Mid Cap Equity Index Portfolio	596,282	5,545,426	2,009,460	359,162	2,246,580	23,926,080	221,816	331,539

TOTAL		$50,354,220				$226,601,746	$3,329,301	$827,668

See accompanying notes to financial statements.

State Street Institutional Investment Trust

State Street Target Retirement 2035 Fund

Schedule of Investments

December 31, 2016

Security Description	Shares	Value
MUTUAL FUNDS AND EXCHANGE TRADED PRODUCTS – 99.4%(a)
Domestic Equity – 49.5%
State Street Equity 500 Index II Portfolio	5,409,606	$61,236,743
State Street Small/Mid Cap Equity Index Portfolio	1,982,769	21,116,491

		82,353,234

Domestic Fixed Income – 18.7%
SPDR Bloomberg Barclays Long Term Treasury ETF	235,292	16,209,266
State Street Aggregate Bond Index Portfolio	1,507,436	14,938,693

		31,147,959

International Equity – 31.2%
State Street Global Equity ex-U.S. Index Portfolio	5,944,761	51,957,210

TOTAL MUTUAL FUNDS AND EXCHANGE TRADED PRODUCTS (Cost $164,481,729)		165,458,403

SHORT-TERM INVESTMENT – 0.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.42%(b)(c) (Cost $415,810)	415,810	415,810

TOTAL INVESTMENTS – 99.7% (Cost $164,897,539)		165,874,213
Other Assets In Excess of Liabilities – 0.3%		580,669

NET ASSETS – 100.0%		$166,454,882

(a)	Affiliated fund managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended December 31, 2016 are shown in the Affiliate Table below.

(b)

The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended December 31, 2016 are shown in the Affiliate Table below.

(c)	The rate shown is the annualized seven-day yield at December 31, 2016.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of December 31, 2016.

Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Assets:
Investments:
Mutual Funds and Exchange Traded Products
Domestic Equity	$82,353,234	$–	$–	$82,353,234
Domestic Fixed Income	31,147,959	–	–	31,147,959
International Equity	51,957,210	–	–	51,957,210
Short-Term Investment	415,810	–	–	415,810

Total Investments	$165,874,213	$–	$–	$165,874,213

See accompanying notes to financial statements.

State Street Institutional Investment Trust

State Street Target Retirement 2035 Fund

Schedule of Investments — (continued)

December 31, 2016

Affiliate Table

	Number of shares held at 12/31/15	Value at 12/31/15	Shares purchased	Shares sold	Number of shares held at 12/31/16	Value at 12/31/16	Dividend income	Realized gain (loss)
SPDR Bloomberg Barclays Long Term Treasury ETF	27,142	$1,896,683	241,430	33,280	235,292	$16,209,266	$202,184	$189,202
State Street Aggregate Bond Index Portfolio	156,435	1,547,145	1,399,301	48,300	1,507,436	14,938,693	149,920	14,974
State Street Equity 500 Index II Portfolio	690,403	7,124,961	5,256,868	537,665	5,409,606	61,236,743	988,899	631,596
State Street Global Equity ex-U.S. Index Portfolio	710,580	6,004,397	5,673,999	439,818	5,944,761	51,957,210	776,947	(224,449)
State Street Institutional Liquid Reserves Fund, Premier Class	29,072	29,072	24,317,339	24,346,411	–	–	1,229	–
State Street Institutional U.S. Government Money Market Fund, Premier Class	–	–	6,022,194	5,606,384	415,810	415,810	348	–
State Street Small/Mid Cap Equity Index Portfolio	274,432	2,552,213	2,009,810	301,473	1,982,769	21,116,491	195,567	395,608

TOTAL		$19,154,471				$165,874,213	$2,315,094	$1,006,931

See accompanying notes to financial statements.

State Street Institutional Investment Trust

State Street Target Retirement 2040 Fund

Schedule of Investments

December 31, 2016

Security Description	Shares	Value
MUTUAL FUNDS AND EXCHANGE TRADED PRODUCTS – 99.5%(a)
Domestic Equity – 52.5%
State Street Equity 500 Index II Portfolio	4,792,971	$54,256,435
State Street Small/Mid Cap Equity Index Portfolio	2,031,247	21,632,779

		75,889,214

Domestic Fixed Income – 13.7%
SPDR Bloomberg Barclays Long Term Treasury ETF	204,304	14,074,503
State Street Aggregate Bond Index Portfolio	581,656	5,764,211

		19,838,714

International Equity – 33.3%
State Street Global Equity ex-U.S. Index Portfolio	5,494,710	48,023,763

TOTAL MUTUAL FUNDS AND EXCHANGE TRADED PRODUCTS (Cost $141,972,837)		143,751,691

SHORT-TERM INVESTMENT – 0.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.42%(b)(c) (Cost $383,493)	383,493	383,493

TOTAL INVESTMENTS – 99.8% (Cost $142,356,330)		144,135,184
OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%		251,929

NET ASSETS – 100.0%		$144,387,113

(a)	Affiliated fund managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended December 31, 2016 are shown in the Affiliate Table below.

(b)

The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended December 31, 2016 are shown in the Affiliate Table below.

(c)	The rate shown is the annualized seven-day yield at December 31, 2016.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of December 31, 2016.

Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Assets:
Investments:
Mutual Funds and Exchange Traded Products
Domestic Equity	$75,889,214	$–	$–	$75,889,214
Domestic Fixed Income	19,838,714	–	–	19,838,714
International Equity	48,023,763	–	–	48,023,763
Short-Term Investment	383,493	–	–	383,493

Total Investments	$144,135,184	$–	$–	$144,135,184

See accompanying notes to financial statements.

State Street Institutional Investment Trust

State Street Target Retirement 2040 Fund

Schedule of Investments — (continued)

December 31, 2016

Affiliate Table

	Number of shares held at 12/31/15	Value at 12/31/15	Shares purchased	Shares sold	Number of shares held at 12/31/16	Value at 12/31/16	Dividend income	Realized gain (loss)
SPDR Bloomberg Barclays Long Term Treasury ETF	52,863	$3,694,067	180,541	29,100	204,304	$14,074,503	$203,826	$92,877
State Street Aggregate Bond Index Portfolio	113,396	1,121,488	482,604	14,344	581,656	5,764,211	62,528	5,630
State Street Equity 500 Index II Portfolio	1,360,079	14,036,017	3,888,583	455,691	4,792,971	54,256,435	877,120	513,377
State Street Global Equity ex-U.S. Index Portfolio	1,461,063	12,345,985	4,456,775	423,128	5,494,710	48,023,763	718,169	(348,813)
State Street Institutional Liquid Reserves Fund, Premier Class	31,888	31,888	18,934,669	18,966,557	–	–	1,174	–
State Street Institutional U.S. Government Money Market Fund, Premier Class	–	–	6,023,993	5,640,500	383,493	383,493	240	–
State Street Small/Mid Cap Equity Index Portfolio	622,013	5,784,718	1,711,225	301,991	2,031,247	21,632,779	200,443	279,259

TOTAL		$37,014,163				$144,135,184	$2,063,500	$542,330

See accompanying notes to financial statements.

State Street Institutional Investment Trust

State Street Target Retirement 2045 Fund

Schedule of Investments

December 31, 2016

Security Description	Shares	Value
MUTUAL FUNDS AND EXCHANGE TRADED PRODUCTS – 99.3%(a)
Domestic Equity – 54.8%
State Street Equity 500 Index II Portfolio	2,591,396	$29,334,598
State Street Small/Mid Cap Equity Index Portfolio	1,230,788	13,107,891

		42,442,489

Domestic Fixed Income – 9.7%
SPDR Bloomberg Barclays Long Term Treasury ETF	109,425	7,538,288

International Equity – 34.8%
State Street Global Equity ex-U.S. Index Portfolio	3,085,449	26,966,824

TOTAL MUTUAL FUNDS AND EXCHANGE TRADED PRODUCTS (Cost $75,679,068)		76,947,601

SHORT-TERM INVESTMENT – 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.42%(b)(c) (Cost $186,283)	186,283	186,283

TOTAL INVESTMENTS – 99.5% (Cost $75,865,351)		77,133,884
Other Assets In Excess of Liabilities – 0.5%		398,206

NET ASSETS – 100.0%		$77,532,090

(a)	Affiliated fund managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended December 31, 2016 are shown in the Affiliate Table below.

(b)

The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended December 31, 2016 are shown in the Affiliate Table below.

(c)	The rate shown is the annualized seven-day yield at December 31, 2016.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of December 31, 2016.

Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Assets:
Investments:
Mutual Funds and Exchange Traded Products
Domestic Equity	$42,442,489	$–	$–	$42,442,489
Domestic Fixed Income	7,538,288	–	–	7,538,288
International Equity	26,966,824	–	–	26,966,824
Short-Term Investment	186,283	–	–	186,283

Total Investments	$77,133,884	$–	$–	$77,133,884

Affiliate Table

	Number of shares held at 12/31/15	Value at 12/31/15	Shares purchased	Shares sold	Number of shares held at 12/31/16	Value at 12/31/16	Dividend income	Realized gain (loss)
SPDR Bloomberg Barclays Long Term Treasury ETF	13,291	$928,775	109,824	13,690	109,425	$7,538,288	$94,992	$74,622
State Street Equity 500 Index II Portfolio	352,592	3,638,753	2,471,119	232,315	2,591,396	29,334,598	468,857	262,723
State Street Global Equity ex-U.S. Index Portfolio	389,014	3,287,166	2,883,548	187,113	3,085,449	26,966,824	398,258	(167,693)
State Street Institutional Liquid Reserves Fund, Premier Class	14,605	14,605	12,292,964	12,307,569	–	–	606	–
State Street Institutional U.S. Government Money Market Fund, Premier Class	–	–	4,150,519	3,964,236	186,283	186,283	149	–
State Street Small/Mid Cap Equity Index Portfolio	174,812	1,625,748	1,209,301	153,325	1,230,788	13,107,891	119,060	173,386

TOTAL		$9,495,047				$77,133,884	$1,081,922	$343,038

See accompanying notes to financial statements.

State Street Institutional Investment Trust

State Street Target Retirement 2050 Fund

Schedule of Investments

December 31, 2016

Security Description	Shares	Value
MUTUAL FUNDS AND EXCHANGE TRADED PRODUCTS – 99.2%(a)
Domestic Equity – 54.7%
State Street Equity 500 Index II Portfolio	1,623,760	$18,380,960
State Street Small/Mid Cap Equity Index Portfolio	770,307	8,203,774

		26,584,734

Domestic Fixed Income – 9.7%
SPDR Bloomberg Barclays Long Term Treasury ETF	68,486	4,718,001

International Equity – 34.8%
State Street Global Equity ex-U.S. Index Portfolio	1,931,105	16,877,862

TOTAL MUTUAL FUNDS AND EXCHANGE TRADED PRODUCTS (Cost $47,325,966)		48,180,597

SHORT-TERM INVESTMENT – 0.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.42%(b)(c) (Cost $151,225)	151,225	151,225

TOTAL INVESTMENTS – 99.5% (Cost $47,477,191)		48,331,822
Other Assets In Excess of Liabilities – 0.5%		229,810

NET ASSETS – 100.0%		$48,561,632

(a)	Affiliated fund managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended December 31, 2016 are shown in the Affiliate Table below.

(b)

The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended December 31, 2016 are shown in the Affiliate Table below.

(c)	The rate shown is the annualized seven-day yield at December 31, 2016.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of December 31, 2016.

Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Assets:
Investments:
Mutual Funds and Exchange Traded Products
Domestic Equity	$26,584,734	$–	$–	$26,584,734
Domestic Fixed Income	4,718,001	–	–	4,718,001
International Equity	16,877,862	–	–	16,877,862
Short-Term Investment	151,225	–	–	151,225

Total Investments	$48,331,822	$–	$–	$48,331,822

Affiliate Table

	Number of shares held at 12/31/15	Value at 12/31/15	Shares purchased	Shares sold	Number of shares held at 12/31/16	Value at 12/31/16	Dividend income	Realized gain (loss)
SPDR Bloomberg Barclays Long Term Treasury ETF	9,374	$655,055	69,109	9,997	68,486	$4,718,001	$59,789	$51,553
State Street Equity 500 Index II Portfolio	249,153	2,571,264	1,506,543	131,936	1,623,760	18,380,960	291,816	161,639
State Street Global Equity ex-U.S. Index Portfolio	274,892	2,322,840	1,759,099	102,886	1,931,105	16,877,862	247,887	(84,389)
State Street Institutional Liquid Reserves Fund, Premier Class	9,103	9,103	7,813,991	7,823,094	–	–	390	–
State Street Institutional U.S. Government Money Market Fund, Premier Class	–	–	3,151,223	2,999,998	151,225	151,225	125	–
State Street Small/Mid Cap Equity Index Portfolio	123,526	1,148,791	733,979	87,198	770,307	8,203,774	74,110	102,568

TOTAL		$6,707,053				$48,331,822	$674,117	$231,371

See accompanying notes to financial statements.

State Street Institutional Investment Trust

State Street Target Retirement 2055 Fund

Schedule of Investments

December 31, 2016

Security Description	Shares	Value
MUTUAL FUNDS AND EXCHANGE TRADED PRODUCTS – 99.0%(a)
Domestic Equity – 54.6%
State Street Equity 500 Index II Portfolio	638,889	$7,232,227
State Street Small/Mid Cap Equity Index Portfolio	303,441	3,231,648

		10,463,875

Domestic Fixed Income – 9.7%
SPDR Bloomberg Barclays Long Term Treasury ETF	26,978	1,858,515

International Equity – 34.7%
State Street Global Equity ex-U.S. Index Portfolio	760,683	6,648,369

TOTAL MUTUAL FUNDS AND EXCHANGE TRADED PRODUCTS (Cost $18,702,174)		18,970,759

SHORT-TERM INVESTMENT – 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.42%(b)(c) (Cost $40,625)	40,625	40,625

TOTAL INVESTMENTS – 99.2% (Cost $18,742,799)		19,011,384
Other Assets In Excess of Liabilities – 0.8%		149,986

NET ASSETS – 100.0%		$19,161,370

(a)	Affiliated fund managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended December 31, 2016 are shown in the Affiliate Table below.

(b)

The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended December 31, 2016 are shown in the Affiliate Table below.

(c)	The rate shown is the annualized seven-day yield at December 31, 2016.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of December 31, 2016.

Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Assets:
Investments:
Mutual Funds and Exchange Traded Products
Domestic Equity	$10,463,875	$–	$–	$10,463,875
Domestic Fixed Income	1,858,515	–	–	1,858,515
International Equity	6,648,369	–	–	6,648,369
Short-Term Investment	40,625	–	–	40,625

Total Investments	$19,011,384	$–	$–	$19,011,384

Affiliate Table

	Number of shares held at 12/31/15	Value at 12/31/15	Shares purchased	Shares sold	Number of shares held at 12/31/16	Value at 12/31/16	Dividend income	Realized gain (loss)
SPDR Bloomberg Barclays Long Term Treasury ETF	4,795	$335,075	25,188	3,005	26,978	$1,858,515	$23,376	$11,996
State Street Equity 500 Index II Portfolio	128,106	1,322,051	557,085	46,302	638,889	7,232,227	114,304	62,025
State Street Global Equity ex-U.S. Index Portfolio	141,338	1,194,305	657,937	38,592	760,683	6,648,369	97,301	(32,060)
State Street Institutional Liquid Reserves Fund, Premier Class	2,406	2,406	3,978,863	3,981,269	–	–	193	–
State Street Institutional U.S. Government Money Market Fund, Premier Class	–	–	1,593,197	1,552,572	40,625	40,625	58	–
State Street Small/Mid Cap Equity Index Portfolio	63,513	590,671	272,815	32,887	303,441	3,231,648	29,001	35,199

TOTAL		$3,444,508				$19,011,384	$264,233	$77,160

See accompanying notes to financial statements.

State Street Institutional Investment Trust

State Street Target Retirement 2060 Fund

Schedule of Investments

December 31, 2016

Security Description	Shares	Value
MUTUAL FUNDS AND EXCHANGE TRADED PRODUCTS – 99.1%(a)
Domestic Equity – 54.8%
State Street Equity 500 Index II Portfolio	123,213	$1,394,774
State Street Small/Mid Cap Equity Index Portfolio	58,520	623,241

		2,018,015

Domestic Fixed Income – 9.7%
SPDR Bloomberg Barclays Long Term Treasury ETF	5,203	358,434

International Equity – 34.6%
State Street Global Equity ex-U.S. Index Portfolio	145,739	1,273,762

TOTAL MUTUAL FUNDS AND EXCHANGE TRADED PRODUCTS (Cost $3,621,328)		3,650,211

TOTAL INVESTMENTS – 99.1% (Cost $3,621,328)		3,650,211
Other Assets In Excess of Liabilities – 0.9%		31,565

NET ASSETS – 100.0%		$3,681,776

(a)	Affiliated fund managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended December 31, 2016 are shown in the Affiliate Table below.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of December 31, 2016.

Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Assets:
Investments:
Mutual Funds and Exchange Traded Products
Domestic Equity	$2,018,015	$–	$–	$2,018,015
Domestic Fixed Income	358,434	–	–	358,434
International Equity	1,273,762	–	–	1,273,762

Total Investments	$3,650,211	$–	$–	$3,650,211

Affiliate Table

	Number of shares held at 12/31/15	Value at 12/31/15	Shares purchased	Shares sold	Number of shares held at 12/31/16	Value at 12/31/16	Dividend income	Realized gain (loss)
SPDR Bloomberg Barclays Long Term Treasury ETF	843	$58,909	6,527	2,167	5,203	$358,434	$4,137	$8,399
State Street Equity 500 Index II Portfolio	22,757	234,850	132,589	32,133	123,213	1,394,774	20,880	34,399
State Street Global Equity ex-U.S. Index Portfolio	25,103	212,124	154,658	34,022	145,739	1,273,762	17,760	(6,553)
State Street Institutional Liquid Reserves Fund, Premier Class	4,933	4,933	1,214,661	1,219,594	–	–	40	–
State Street Institutional U.S. Government Money Market Fund, Premier Class	–	–	592,320	592,320	–	–	14	–
State Street Small/Mid Cap Equity Index Portfolio	11,281	104,915	65,359	18,120	58,520	623,241	5,298	16,777

TOTAL		$615,731				$3,650,211	$48,129	$53,022

See accompanying notes to financial statements.

State Street Institutional Investment Trust

Statements of Assets and Liabilities

December 31, 2016

	State Street Target Retirement Fund	State Street Target Retirement 2015 Fund	State Street Target Retirement 2020 Fund	State Street Target Retirement 2025 Fund
Assets
Investments in affiliated issuers, at value (Note 2)	$56,385,965	$72,842,920	$236,209,250	$208,492,175
Receivable for investments sold	701,410	1,196,176	6,604,515	4,915,351
Receivable for fund shares sold	108,238	108,874	160,609	464,361
Dividends receivable – affiliated issuers (Note 2)	41,181	45,533	120,722	100,065
Receivable from Adviser (Note 3)	55,370	38,220	43,240	47,892
Prepaid expenses and other assets	88	32	213	110

Total Assets	57,292,252	74,231,755	243,138,549	214,019,954

Liabilities
Payable for investments purchased	687,570	1,256,010	6,332,975	4,966,197
Payable for fund shares repurchased	5,433	94	35,854	3,219
Advisory fee payable (Note 3)	2,439	3,137	9,990	8,745
Custodian fees payable (Note 3)	4,947	4,826	4,794	4,742
Administration fees payable (Note 3)	2,613	3,374	10,377	9,069
Distribution fees payable (Note 3)	90	131	35	36
Transfer agent fees payable (Note 3)	14,402	10,409	10,806	10,583
Sub-transfer agent fee payable (Note 3)	308	276	415	339
Registration and filing fees payable	784	2,568	5,072	4,954
Professional fees payable	35,165	35,163	35,131	35,138
Printing and postage fees payable	3,509	–	–	–
Accrued expenses and other liabilities	2,366	2,382	2,140	1,819

Total Liabilities	759,626	1,318,370	6,447,589	5,044,841

Net Assets	$56,532,626	$72,913,385	$236,690,960	$208,975,113

Net Assets Consist of:
Paid-in Capital	$57,112,799	$73,771,665	$237,952,543	$208,842,926
Undistributed (distribution in excess of) net investment income (loss)	3,562	–	–	–
Accumulated net realized gain (loss) on investments	(299,807)	49,751	(443,707)	367,708
Net unrealized appreciation (depreciation) on: Investments	(283,928)	(908,031)	(817,876)	(235,521)

Net Assets	$56,532,626	$72,913,385	$236,690,960	$208,975,113

Class A
Net assets	$421,776	$607,888	$166,469	$169,110
Shares outstanding	41,667	60,264	16,180	16,365

Net asset value, offering and redemption price per share	$10.12	$10.09	$10.29	$10.33

Maximum sales charge	4.50%	4.50%	4.50%	4.50%
Maximum offering price per share	$10.60	$10.57	$10.77	$10.82

See accompanying notes to financial statements.

State Street Institutional Investment Trust

Statements of Assets and Liabilities — (continued)

December 31, 2016

	State Street Target Retirement Fund	State Street Target Retirement 2015 Fund	State Street Target Retirement 2020 Fund	State Street Target Retirement 2025 Fund
Class I
Net assets	$612,248	$819,274	$797,392	$2,109,652
Shares outstanding	60,486	81,220	77,610	204,240

Net asset value, offering and redemption price per share	$10.12	$10.09	$10.27	$10.33

Class K
Net assets	$55,498,602	$71,486,223	$235,727,099	$206,696,351
Shares outstanding	5,486,568	7,086,402	22,937,891	19,989,928

Net asset value, offering and redemption price per share	$10.12	$10.09	$10.28	$10.34

Cost of Investments:
Investments in affiliated issuers	$56,669,893	$73,750,951	$237,027,126	$208,727,696

See accompanying notes to financial statements.

State Street Institutional Investment Trust

Statements of Assets and Liabilities — (continued)

December 31, 2016

	State Street Target Retirement 2030 Fund	State Street Target Retirement 2035 Fund	State Street Target Retirement 2040 Fund	State Street Target Retirement 2045 Fund
Assets
Investments in affiliated issuers, at value (Note 2)	$226,601,746	$165,874,213	$144,135,184	$77,133,884
Receivable for investments sold	5,640,765	4,127,376	3,617,180	1,806,529
Receivable for fund shares sold	564,783	564,822	294,459	394,292
Dividends receivable – affiliated issuers (Note 2)	70,917	30,472	26,319	14,064
Receivable from Adviser (Note 3)	38,157	51,062	37,966	40,857
Prepaid expenses and other assets	202	86	154	49

Total Assets	232,916,570	170,648,031	148,111,262	79,389,675

Liabilities
Payable for investments purchased	5,589,717	4,122,315	3,658,439	1,796,072
Payable for fund shares repurchased	9,159	1,371	–	2,738
Advisory fee payable (Note 3)	9,516	6,973	6,075	3,236
Custodian fees payable (Note 3)	5,155	4,759	4,862	4,920
Administration fees payable (Note 3)	9,811	7,197	6,278	3,363
Distribution fees payable (Note 3)	36	129	33	80
Transfer agent fees payable (Note 3)	10,833	9,785	8,573	8,058
Sub-transfer agent fee payable (Note 3)	339	230	252	166
Registration and filing fees payable	4,752	3,122	2,302	1,438
Professional fees payable	35,135	35,149	35,150	35,163
Accrued expenses and other liabilities	2,171	2,119	2,185	2,351

Total Liabilities	5,676,624	4,193,149	3,724,149	1,857,585

Net Assets	$227,239,946	$166,454,882	$144,387,113	$77,532,090

Net Assets Consist of:
Paid-in Capital	$226,503,551	$164,985,635	$142,595,850	$76,129,475
Accumulated net realized gain (loss) on investments	167,632	492,573	12,409	134,082
Net unrealized appreciation (depreciation) on:
Investments	568,763	976,674	1,778,854	1,268,533

Net Assets	$227,239,946	$166,454,882	$144,387,113	$77,532,090

Class A
Net Assets	$168,921	$606,105	$152,973	$375,036
Shares outstanding	16,264	58,059	14,716	36,187

Net asset value, offering and redemption price per share	$10.39	$10.44	$10.40	$10.36

Maximum sales charge	4.50%	4.50%	4.50%	4.50%
Maximum offering price per share	$10.88	$10.93	$10.89	$10.85

Class I
Net Assets	$1,521,975	$840,480	$708,451	$852,692
Shares outstanding	146,713	80,614	68,154	82,307

Net asset value, offering and redemption price per share	$10.37	$10.43	$10.39	$10.36

See accompanying notes to financial statements.

State Street Institutional Investment Trust

Statements of Assets and Liabilities — (continued)

December 31, 2016

	State Street Target Retirement 2030 Fund	State Street Target Retirement 2035 Fund	State Street Target Retirement 2040 Fund	State Street Target Retirement 2045 Fund
Class K
Net Assets	$225,549,050	$165,008,297	$143,525,689	$76,304,362
Shares outstanding	21,718,963	15,799,754	13,795,197	7,365,264

Net asset value, offering and redemption price per share	$10.38	$10.44	$10.40	$10.36

Cost of Investments:
Investments in affiliated issuers	$226,032,983	$164,897,539	$142,356,330	$75,865,351

See accompanying notes to financial statements.

State Street Institutional Investment Trust

Statements of Assets and Liabilities — (continued)

December 31, 2016

	State Street Target Retirement 2050 Fund	State Street Target Retirement 2055 Fund	State Street Target Retirement 2060 Fund
Assets
Investments in affiliated issuers, at value (Note 2)	$48,331,822	$19,011,384	$3,650,211
Receivable for investments sold	1,069,496	440,871	94,189
Receivable for fund shares sold	306,449	170,934	39,444
Dividends receivable – affiliated issuers (Note 2)	8,855	3,484	675
Receivable from Adviser (Note 3)	37,811	37,146	41,795
Prepaid expenses and other assets	35	15	3

Total Assets	49,754,468	19,663,834	3,826,317

Liabilities
Due to custodian (Note 3)	–	–	6,436
Payable for investments purchased	1,110,193	445,949	85,275
Payable for fund shares repurchased	26,117	2,023	84
Advisory fee payable (Note 3)	2,014	788	146
Custodian fees payable (Note 3)	4,776	4,843	4,846
Administration fees payable (Note 3)	2,078	852	209
Distribution fees payable (Note 3)	38	37	36
Transfer agent fees payable (Note 3)	8,032	8,031	7,994
Sub-transfer agent fee payable (Note 3)	83	121	162
Registration and filing fees payable	872	944	55
Professional fees payable	35,169	35,174	35,176
Printing and postage fees payable	1,443	1,407	1,546
Accrued expenses and other liabilities	2,021	2,295	2,576

Total Liabilities	1,192,836	502,464	144,541

Net Assets	$48,561,632	$19,161,370	$3,681,776

Net Assets Consist of:
Paid-in Capital	$47,614,497	$18,863,652	$3,653,777
Accumulated net realized gain (loss) on investments	92,504	29,133	(884)
Net unrealized appreciation (depreciation) on: Investments	854,631	268,585	28,883

Net Assets	$48,561,632	$19,161,370	$3,681,776

Class A
Net Assets	$179,835	$172,053	$168,092
Shares outstanding	17,394	16,667	16,667

Net asset value, offering and redemption price per share	$10.34	$10.32	$10.09

Maximum sales charge	4.50%	4.50%	4.50%
Maximum offering price per share	$10.83	$10.81	$10.57

Class I
Net Assets	$365,865	$271,236	$169,591
Shares outstanding	35,434	26,276	16,815

Net asset value, offering and redemption price per share	$10.33	$10.32	$10.09

See accompanying notes to financial statements.

State Street Institutional Investment Trust

Statements of Assets and Liabilities — (continued)

December 31, 2016

	State Street Target Retirement 2050 Fund	State Street Target Retirement 2055 Fund	State Street Target Retirement 2060 Fund
Class K
Net Assets	$48,015,932	$18,718,081	$3,344,093
Shares outstanding	4,649,003	1,815,158	331,695

Net asset value, offering and redemption price per share	$10.33	$10.31	$10.08

Cost of Investments:
Investments in affiliated issuers	$47,477,191	$18,742,799	$3,621,328

See accompanying notes to financial statements.

State Street Institutional Investment Trust

Statements of Operations

For the Year Ended December 31, 2016

	State Street Target Retirement Fund	State Street Target Retirement 2015 Fund	State Street Target Retirement 2020 Fund	State Street Target Retirement 2025 Fund
Investment Income
Dividend income – affiliated issuers (Note 2)	$911,540	$1,090,813	$3,727,352	$3,125,518

Expenses
Advisory fees (Note 3)	20,885	20,335	71,724	55,565
Administration fees (Note 3)	20,885	20,335	71,724	55,565
Distribution fees (Note 3)
Class A	1,048	1,507	342	412
Custodian fees (Note 3)	26,146	26,037	26,346	26,389
Trustee’s fees and expenses (Note 4)	18,642	18,445	19,020	18,817
Transfer agent fees (Note 3)	65,625	43,644	45,509	44,409
Sub-transfer agent fee (Note 3)	–	38	955	1,357
Registration and filing fees	55,418	43,618	46,346	44,971
Professional fees	50,572	50,615	51,010	50,925
Printing and postage fees	11,305	8,475	8,762	11,138
Insurance expense	221	129	374	170
Miscellaneous expenses	5,054	4,864	6,979	8,661

Total Expenses	275,801	238,042	349,091	318,379

Expenses waived/reimbursed by the Adviser (Note 3)	(290,421)	(239,615)	(332,746)	(272,776)

Net Expenses	(14,620)	(1,573)	16,345	45,603

Net Investment Income (Loss)	926,160	1,092,386	3,711,007	3,079,915

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions – affiliated issuers (Note 2)	(249,063)	453,808	(333,907)	478,627
Capital gain distributions – affiliated issuers (Note 2)	100,084	158,159	641,753	663,634

Net realized gain (loss)	(148,979)	611,967	307,846	1,142,261

Net change in unrealized appreciation/depreciation on:
Investment transactions – affiliated issuers (Note 2)	674,997	(706,029)	2,463,278	1,078,686

Net change in unrealized appreciation/depreciation	674,997	(706,029)	2,463,278	1,078,686

Net Realized And Unrealized Gain (loss)	526,018	(94,062)	2,771,124	2,220,947

Net Increase (Decrease) in Net Assets from Operations	$1,452,178	$998,324	$6,482,131	$5,300,862

See accompanying notes to financial statements.

State Street Institutional Investment Trust

Statements of Operations — (continued)

For the Year Ended December 31, 2016

	State Street Target Retirement 2030 Fund	State Street Target Retirement 2035 Fund	State Street Target Retirement 2040 Fund	State Street Target Retirement 2045 Fund
Investment Income
Dividend income – affiliated issuers (Note 2)	$3,329,301	$2,315,094	$2,063,500	$1,081,922

Expenses
Advisory fees (Note 3)	66,324	43,443	44,277	20,556
Administration fees (Note 3)	66,324	43,443	44,277	20,556
Distribution fees (Note 3)
Class A	410	1,317	364	835
Custodian fees (Note 3)	26,776	26,407	26,288	26,004
Trustee’s fees and expenses (Note 4)	18,985	18,733	18,836	18,594
Transfer agent fees (Note 3)	45,704	43,547	38,952	37,704
Sub-transfer agent fee (Note 3)	749	495	755	168
Registration and filing fees	47,008	44,689	47,049	45,493
Professional fees	50,962	50,813	50,767	50,603
Printing and postage fees	10,089	11,923	10,299	11,295
Insurance expense	334	153	280	128
Miscellaneous expenses	6,703	6,612	6,439	4,983

Total Expenses	340,368	291,575	288,583	236,919

Expenses waived/reimbursed by the Adviser (Note 3)	(275,843)	(239,627)	(246,798)	(216,852)

Net Expenses	64,525	51,948	41,785	20,067

Net Investment Income (Loss)	3,264,776	2,263,146	2,021,715	1,061,855

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions – affiliated issuers (Note 2)	28,468	375,695	(33,812)	27,418
Capital gain distributions – affiliated issuers (Note 2)	799,200	631,236	576,142	315,620

Net realized gain (loss)	827,668	1,006,931	542,330	343,038

Net change in unrealized appreciation/depreciation on:
Investment transactions – affiliated issuers (Note 2)	3,859,742	2,007,762	4,289,308	1,861,271

Net change in unrealized appreciation/depreciation	3,859,742	2,007,762	4,289,308	1,861,271

Net Realized and Unrealized Gain (loss)	4,687,410	3,014,693	4,831,638	2,204,309

Net Increase (Decrease) in Net Assets from Operations	$7,952,186	$5,277,839	$6,853,353	$3,266,164

See accompanying notes to financial statements.

State Street Institutional Investment Trust

Statements of Operations — (continued)

For the Year Ended December 31, 2016

	State Street Target Retirement 2050 Fund	State Street Target Retirement 2055 Fund	State Street Target Retirement 2060 Fund
Investment Income
Dividend income – affiliated issuers (Note 2)	$674,117	$264,233	$48,129

Expenses
Advisory fees (Note 3)	12,969	5,094	888
Administration fees (Note 3)	12,968	5,055	888
Distribution fees (Note 3)
Class A	415	412	407
Custodian fees (Note 3)	25,909	25,884	25,645
Trustee’s fees and expenses (Note 4)	18,545	18,481	18,446
Transfer agent fees (Note 3)	37,612	37,672	37,548
Sub-transfer agent fee (Note 3)	540	–	–
Registration and filing fees	54,658	52,117	53,896
Professional fees	50,532	50,466	50,432
Printing and postage fees	12,950	11,590	8,760
Insurance expense	58	117	114
Miscellaneous expenses	7,082	5,239	5,143

Total Expenses	234,238	212,127	202,167

Expenses waived/reimbursed by the Adviser (Note 3)	(221,066)	(207,004)	(200,785)

Net Expenses	13,172	5,123	1,382

Net Investment Income (Loss)	660,945	259,110	46,747

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions – affiliated issuers (Note 2)	34,923	237	38,971
Capital gain distributions – affiliated issuers (Note 2)	196,448	76,923	14,051

Net realized gain (loss)	231,371	77,160	53,022

Net change in unrealized appreciation/depreciation on:
Investment transactions – affiliated issuers (Note 2)	1,277,772	501,998	66,338

Net change in unrealized appreciation/depreciation	1,277,772	501,998	66,338

Net Realized and Unrealized Gain (loss)	1,509,143	579,158	119,360

Net Increase (Decrease) in Net Assets from Operations	$2,170,088	$838,268	$166,107

See accompanying notes to financial statements.

State Street Institutional Investment Trust

Statements of Changes In Net Assets

	State Street Target Retirement Fund		State Street Target Retirement 2015 Fund
	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/16	Year Ended 12/31/15
Increase (Decrease) In Net Assets from Operations:
Net investment income (loss)	$926,160	$388,431	$1,092,386	$83,158
Net realized gain (loss)	(148,979)	21,502	611,967	13,175
Net change in unrealized appreciation/depreciation	674,997	(951,858)	(706,029)	(191,735)

Net increase (decrease) in net assets resulting from operations	1,452,178	(541,925)	998,324	(95,402)

Distributions to Shareholders from:
Net investment income
Class A	(6,166)	(6,875)	(8,155)	(9,575)
Class I	(10,426)	(12,572)	(12,230)	(19,256)
Class K	(935,057)	(423,184)	(1,117,808)	(68,746)

Total distributions from net investment income	(951,649)	(442,631)	(1,138,193)	(97,577)

Net realized gain on investments
Class A	(513)	(446)	(4,222)	(3,082)
Class I	(738)	(708)	(5,318)	(5,356)
Class K	(66,213)	(23,832)	(486,094)	(19,119)

Total distributions from net realized gain on investments	(67,464)	(24,986)	(495,634)	(27,557)

Total distributions to shareholders	(1,019,113)	(467,617)	(1,633,827)	(125,134)

From Beneficial Interest Transactions:
Class A
Shares sold	–	–	–	19,093
Reinvestment of distributions	–	–	389	389

Net increase (decrease) from capital share transactions	–	–	389	19,482

Class I
Shares sold	41,463	263,364	102,889	478,703
Reinvestment of distributions	3,414	4,918	4,056	10,886
Shares redeemed	(110,725)	(14,601)	(362,937)	(10,053)

Net increase (decrease) from capital share transactions	(65,848)	253,681	(255,992)	479,536

Class K
Shares sold	46,143,254	25,201,323	84,189,586	3,479,044
Reinvestment of distributions	1,001,270	446,730	1,603,902	74,140
Shares redeemed	(14,304,713)	(3,960,380)	(17,311,502)	(1,419,489)

Net increase (decrease) from capital share transactions	32,839,811	21,687,673	68,481,986	2,133,695

Net Increase (Decrease) in Net Assets from Beneficial Interest Transactions	32,773,963	21,941,354	68,226,383	2,632,713

Net increase (decrease) in net assets during the period	33,207,028	20,931,812	67,590,880	2,412,177

Net assets at beginning of period	23,325,598	2,393,786	5,322,505	2,910,328

Net Assets at End of Period	$56,532,626	$23,325,598	$72,913,385	$5,322,505

Undistributed (distribution in excess of) net investment income (loss)	$3,562	$–	$–	$–

See accompanying notes to financial statements.

State Street Institutional Investment Trust

Statements of Changes in Net Assets — (continued)

	State Street Target Retirement Fund		State Street Target Retirement 2015 Fund
	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/16	Year Ended 12/31/15
Shares of Beneficial Interest:
Class A
Shares sold	–	–	–	1,851
Reinvestment of distributions	–	–	39	40

Net increase (decrease) from share transactions	–	–	39	1,891

Class I
Shares sold	4,126	26,040	10,254	47,498
Reinvestment of distributions	337	503	402	1,119
Shares redeemed	(10,716)	(1,470)	(35,371)	(1,015)

Net increase (decrease) from share transactions	(6,253)	25,073	(24,715)	47,602

Class K
Shares sold	4,510,309	2,466,852	8,231,250	341,849
Reinvestment of distributions	99,136	45,677	159,117	7,628
Shares redeemed	(1,398,704)	(392,094)	(1,685,474)	(141,333)

Net increase (decrease) from share transactions	3,210,741	2,120,435	6,704,893	208,144

See accompanying notes to financial statements.

State Street Institutional Investment Trust

Statements of Changes in Net Assets — (continued)

	State Street Target Retirement 2020 Fund		State Street Target Retirement 2025 Fund
	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/16	Year Ended 12/31/15
Increase (decrease) In Net Assets from Operations:
Net investment income (loss)	$3,711,007	$1,072,275	$3,079,915	$466,364
Net realized gain (loss)	307,846	(68,335)	1,142,261	20,534
Net change in unrealized appreciation/depreciation	2,463,278	(3,275,754)	1,078,686	(1,307,490)

Net increase (decrease) in net assets resulting from operations	6,482,131	(2,271,814)	5,300,862	(820,592)

Distributions to Shareholders from:
Net investment income
Class A	(2,347)	(2,535)	(2,252)	(2,911)
Class I	(13,020)	(40,101)	(32,761)	(66,791)
Class K	(3,873,680)	(1,165,963)	(3,211,224)	(443,353)

Total distributions from net investment income	(3,889,047)	(1,208,599)	(3,246,237)	(513,055)

Net realized gain on investments
Class A	(229)	(130)	(428)	(469)
Class I	(1,078)	(1,820)	(5,237)	(9,439)
Class K	(320,549)	(52,927)	(513,326)	(62,650)

Total distributions from net realized gain on investments	(321,856)	(54,877)	(518,991)	(72,558)

Total distributions to shareholders	(4,210,903)	(1,263,476)	(3,765,228)	(585,613)

From Beneficial Interest Transactions:
Class A
Shares sold	34,186	–	–	–
Reinvestment of distributions	525	–	–	–
Shares redeemed	–	(700,000)	–	(500,000)

Net increase (decrease) from capital share transactions	34,711	(700,000)	–	(500,000)

Class I
Shares sold	271,677	2,095,038	640,094	3,545,478
Reinvestment of distributions	13,553	41,240	36,777	74,740
Shares redeemed	(1,418,497)	(1,074,819)	(2,097,980)	(819,957)

Net increase (decrease) from capital share transactions	(1,133,267)	1,061,459	(1,421,109)	2,800,261

Class K
Shares sold	207,056,245	54,305,605	195,861,516	20,290,732
Reinvestment of distributions	4,194,229	1,218,209	3,724,550	504,513
Shares redeemed	(29,972,089)	(6,198,744)	(15,992,219)	(3,374,698)

Net increase (decrease) from capital share transactions	181,278,385	49,325,070	183,593,847	17,420,547

Net Increase (Decrease) in Net Assets from Beneficial Interest Transactions	180,179,829	49,686,529	182,172,738	19,720,808

Net increase (decrease) in net assets during the period	182,451,057	46,151,239	183,708,372	18,314,603

Net assets at beginning of period	54,239,903	8,088,664	25,266,741	6,952,138

Net Assets at End of Period	$236,690,960	$54,239,903	$208,975,113	$25,266,741

Undistributed (distribution in excess of) net investment income (loss)	$–	$–	$–	$–

See accompanying notes to financial statements.

State Street Institutional Investment Trust

Statements of Changes in Net Assets — (continued)

	State Street Target Retirement 2020 Fund		State Street Target Retirement 2025 Fund
	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/16	Year Ended 12/31/15
Shares of Beneficial Interest:
Class A
Shares sold	3,289	–	–	–
Reinvestment of distributions	51	–	–	–
Shares redeemed	–	(70,493)	–	(50,302)

Net increase (decrease) from share transactions	3,340	(70,493)	–	(50,302)

Class I
Shares sold	27,060	205,910	63,513	346,239
Reinvestment of distributions	1,317	4,212	3,557	7,627
Shares redeemed	(136,507)	(107,715)	(200,842)	(82,520)

Net increase (decrease) from share transactions	(108,130)	102,407	(133,772)	271,346

Class K
Shares sold	20,069,634	5,221,705	18,931,937	1,964,901
Reinvestment of distributions	408,396	124,434	360,208	51,429
Shares redeemed	(2,907,709)	(610,066)	(1,540,243)	(329,310)

Net increase (decrease) from share transactions	17,570,321	4,736,073	17,751,902	1,687,020

See accompanying notes to financial statements.

State Street Institutional Investment Trust

Statements of Changes in Net Assets — (continued)

	State Street Target Retirement 2030 Fund		State Street Target Retirement 2035 Fund
	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/16	Year Ended 12/31/15
Increase (decrease) In Net Assets From Operations:
Net investment income (loss)	$3,264,776	$948,522	$2,263,146	$313,006
Net realized gain (loss)	827,668	44,459	1,006,931	112,216
Net change in unrealized appreciation/depreciation	3,859,742	(3,292,644)	2,007,762	(1,033,263)

Net increase (decrease) in net assets resulting from operations	7,952,186	(2,299,663)	5,277,839	(608,041)

Distributions to Shareholders from:
Net investment income
Class A	(2,197)	(2,903)	(7,469)	(7,505)
Class I	(23,233)	(41,975)	(12,402)	(24,736)
Class K	(3,440,357)	(980,918)	(2,404,522)	(302,182)

Total distributions from net investment income	(3,465,787)	(1,025,796)	(2,424,393)	(334,423)

Net realized gain on investments
Class A	(319)	(39)	(1,501)	(1,130)
Class I	(2,820)	(495)	(2,067)	(3,189)
Class K	(417,529)	(11,563)	(400,753)	(38,958)

Total distributions from net realized gain on investments	(420,668)	(12,097)	(404,321)	(43,277)

Total distributions to shareholders	(3,886,455)	(1,037,893)	(2,828,714)	(377,700)

From Beneficial Interest Transactions:
Class A
Shares sold	–	–	83,713	–
Reinvestment of distributions	–	–	1,229	–
Shares redeemed	–	(500,000)	–	–

Net increase (decrease) from capital share transactions	–	(500,000)	84,942	–

Class I
Shares sold	493,232	2,100,119	267,595	1,448,614
Reinvestment of distributions	24,911	41,171	5,405	18,030
Shares redeemed	(1,219,672)	(635,900)	(966,070)	(470,339)

Net increase (decrease) from capital share transactions	(701,529)	1,505,390	(693,070)	996,305

Class K
Shares sold	186,539,670	50,162,805	153,466,291	16,271,335
Reinvestment of distributions	3,857,886	991,182	2,805,275	331,244
Shares redeemed	(16,861,337)	(3,078,374)	(10,785,680)	(1,709,612)

Net increase (decrease) from capital share transactions	173,536,219	48,075,613	145,485,886	14,892,967

Net Increase (Decrease) in Net Assets from Beneficial Interest Transactions	172,834,690	49,081,003	144,877,758	15,889,272

Net increase (decrease) in net assets during the period	176,900,421	45,743,447	147,326,883	14,903,531

Net assets at beginning of period	50,339,525	4,596,078	19,127,999	4,224,468

Net Assets at end of Period	$227,239,946	$50,339,525	$166,454,882	$19,127,999

Undistributed (distribution in excess of) net investment income (loss)	$–	$–	$–	$–

See accompanying notes to financial statements.

State Street Institutional Investment Trust

Statements of Changes in Net Assets — (continued)

	State Street Target Retirement 2030 Fund		State Street Target Retirement 2035 Fund
	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/16	Year Ended 12/31/15
Shares of Beneficial Interest:
Class A
Shares sold	–	–	7,941	–
Reinvestment of distributions	–	–	118	–
Shares redeemed	–	(50,403)	–	–

Net increase (decrease) from share transactions	–	(50,403)	8,059	–

Class I
Shares sold	48,914	204,851	27,102	141,478
Reinvestment of distributions	2,398	(63,910)	517	1,832
Shares redeemed	(116,399)	4,193	(91,943)	(48,372)

Net increase (decrease) from share transactions	(65,087)	145,134	(64,324)	94,938

Class K
Shares sold	18,046,002	4,813,095	14,807,074	1,577,668
Reinvestment of distributions	370,951	100,832	268,191	33,629
Shares redeemed	(1,628,102)	(303,369)	(1,036,398)	(165,886)

Net increase (decrease) from share transactions	16,788,851	4,610,558	14,038,867	1,445,411

See accompanying notes to financial statements.

State Street Institutional Investment Trust

Statements of Changes in Net Assets — (continued)

	State Street Target Retirement 2040 Fund		State Street Target Retirement 2045 Fund
	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/16	Year Ended 12/31/15
Increase (decrease) In Net Assets From Operations:
Net investment income (loss)	$2,021,715	$681,524	$1,061,855	$161,917
Net realized gain (loss)	542,330	(14,716)	343,038	41,536
Net change in unrealized appreciation/depreciation	4,289,308	(2,515,873)	1,861,271	(597,567)

Net increase (decrease) in net assets resulting from operations	6,853,353	(1,849,065)	3,266,164	(394,114)

Distributions to Shareholders from:
Net investment income
Class A	(1,958)	(2,389)	(4,699)	(4,950)
Class I	(10,651)	(28,489)	(12,694)	(13,746)
Class K	(2,158,308)	(675,956)	(1,126,768)	(146,988)

Total distributions from net investment income	(2,170,917)	(706,834)	(1,144,161)	(165,684)

Net realized gain on investments
Class A	(368)	(10)	(784)	(233)
Class I	(1,668)	(105)	(1,762)	(555)
Class K	(338,081)	(2,494)	(156,335)	(5,937)

Total distributions from net realized gain on investments	(340,117)	(2,609)	(158,881)	(6,725)

Total distributions to shareholders	(2,511,034)	(709,443)	(1,303,042)	(172,409)

From Beneficial Interest Transactions:
Class A
Shares sold	2,190	–	28,972	–
Reinvestment of distributions	33	–	427	–
Shares redeemed	–	(350,000)	–	–

Net increase (decrease) from capital share transactions	2,223	(350,000)	29,399	–

Class I
Shares sold	324,824	1,480,464	458,704	522,915
Reinvestment of distributions	10,563	26,782	8,519	8,291
Shares redeemed	(1,255,980)	(442,151)	(464,999)	(49,329)

Net increase (decrease) from capital share transactions	(920,593)	1,065,095	2,224	481,877

Class K
Shares sold	111,674,374	38,333,743	70,539,581	8,858,523
Reinvestment of distributions	2,496,389	676,639	1,283,103	146,915
Shares redeemed	(10,208,524)	(2,690,187)	(5,763,109)	(449,038)

Net increase (decrease) from capital share transactions	103,962,239	36,320,195	66,059,575	8,556,400

Net Increase (Decrease) in Net Assets from Beneficial Interest Transactions	103,043,869	37,035,290	66,091,198	9,038,277

Net increase (decrease) in net assets during the period	107,386,188	34,476,782	68,054,320	8,471,754

Net assets at beginning of period	37,000,925	2,524,143	9,477,770	1,006,016

Net Assets at End of Period	$144,387,113	$37,000,925	$77,532,090	$9,477,770

Undistributed (distribution in excess of) net investment income (loss)	$–	$–	$–	$–

See accompanying notes to financial statements.

State Street Institutional Investment Trust

Statements of Changes in Net Assets — (continued)

	State Street Target Retirement 2040 Fund		State Street Target Retirement 2045 Fund
	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/16	Year Ended 12/31/15
Shares of Beneficial Interest:
Class A
Shares sold	210	–	2,812	–
Reinvestment of distributions	3	–	41	–
Shares redeemed	–	(35,497)	–	–

Net increase (decrease) from share transactions	213	(35,497)	2,853	–

Class I
Shares sold	32,885	146,414	45,372	51,774
Reinvestment of distributions	1,013	2,736	820	854
Shares redeemed	(120,327)	(44,567)	(45,053)	(4,793)

Net increase (decrease) from share transactions	(86,429)	104,583	1,139	47,835

Class K
Shares sold	10,913,691	3,684,709	6,941,387	865,612
Reinvestment of distributions	239,347	69,115	123,494	15,130
Shares redeemed	(997,055)	(263,882)	(568,753)	(44,939)

Net increase (decrease) from share transactions	10,155,983	3,489,942	6,496,128	835,803

See accompanying notes to financial statements.

State Street Institutional Investment Trust

Statements of Changes in Net Assets — (continued)

	State Street Target Retirement 2050 Fund		State Street Target Retirement 2055 Fund
	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/16	Year Ended 12/31/15
Increase (decrease) In Net Assets from Operations:
Net investment income (loss)	$660,945	$115,429	$259,110	$60,545
Net realized gain (loss)	231,371	27,943	77,160	17,083
Net change in unrealized appreciation/depreciation	1,277,772	(425,274)	501,998	(235,545)

Net increase (decrease) in net assets resulting from operations	2,170,088	(281,902)	838,268	(157,917)

Distributions to Shareholders From:
Net investment income
Class A	(2,235)	(2,505)	(2,135)	(2,587)
Class I	(5,403)	(13,951)	(4,014)	(4,139)
Class K	(704,800)	(101,651)	(273,037)	(55,216)

Total distributions from net investment income	(712,438)	(118,107)	(279,186)	(61,942)

Net realized gain on investments
Class A	(419)	(63)	(362)	(248)
Class I	(841)	(303)	(565)	(343)
Class K	(109,655)	(2,207)	(38,398)	(4,571)

Total distributions from net realized gain on investments	(110,915)	(2,573)	(39,325)	(5,162)

Total distributions to shareholders	(823,353)	(120,680)	(318,511)	(67,104)

From Beneficial Interest Transactions:
Class A
Shares sold	7,400	–	–	–
Reinvestment of distributions	109	–	–	–

Net increase (decrease) from capital share transactions	7,509	–	–	–

Class I
Shares sold	290,721	652,035	55,860	68,422
Reinvestment of distributions	3,260	11,274	1,645	1,233
Shares redeemed	(796,279)	(6,801)	(27,906)	(3,942)

Net increase (decrease) from capital share transactions	(502,298)	656,508	29,599	65,713

Class K
Shares sold	43,363,547	6,095,771	16,085,979	3,219,778
Reinvestment of distributions	814,456	100,879	311,435	56,539
Shares redeemed	(3,160,116)	(261,759)	(1,212,086)	(194,099)

Net increase (decrease) from capital share transactions	41,017,887	5,934,891	15,185,328	3,082,218

Net Increase (Decrease) in Net Assets from Beneficial Interest Transactions	40,523,098	6,591,399	15,214,927	3,147,931

Contribution by Affiliate (Note 3)	–	–	794	–

Net increase (decrease) in net assets during the period	41,869,833	6,188,817	15,735,478	2,922,910

Net assets at beginning of period	6,691,799	502,982	3,425,892	502,982

Net Assets at end of Period	$48,561,632	$6,691,799	$19,161,370	$3,425,892

Undistributed (distribution in excess of) net investment income (loss)	$–	$–	$–	$–

See accompanying notes to financial statements.

State Street Institutional Investment Trust

Statements of Changes in Net Assets — (continued)

	State Street Target Retirement 2050 Fund		State Street Target Retirement 2055 Fund
	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/16	Year Ended 12/31/15
Shares of Beneficial Interest:
Class A
Shares sold	716	–	–	–
Reinvestment of distributions	11	–	–	–

Net increase (decrease) from share transactions	727	–	–	–

Class I
Shares sold	29,798	65,536	5,654	6,774
Reinvestment of distributions	315	1,164	159	128
Shares redeemed	(77,361)	(684)	(2,702)	(403)

Net increase (decrease) from share transactions	(47,248)	66,016	3,111	6,499

Class K
Shares sold	4,288,324	595,396	1,587,326	314,049
Reinvestment of distributions	78,615	10,411	30,119	5,847
Shares redeemed	(314,600)	(25,810)	(119,510)	(19,340)

Net increase (decrease) from share transactions	4,052,339	579,997	1,497,935	300,556

See accompanying notes to financial statements.

State Street Institutional Investment Trust

Statements of Changes in Net Assets — (continued)

	State Street Target Retirement 2060 Fund
	Year Ended 12/31/16	Year Ended 12/31/15
Increase (decrease) In Net Assets from Operations:
Net investment income (loss)	$46,747	$11,218
Net realized gain (loss)	53,022	1,717
Net change in unrealized appreciation/depreciation	66,338	(39,623)

Net increase (decrease) in net assets resulting from operations	166,107	(26,688)

Distributions to Shareholders from:
Net investment income
Class A	(1,972)	(2,828)
Class I	(2,423)	(3,305)
Class K	(46,023)	(5,351)

Total distributions from net investment income	(50,418)	(11,484)

Net realized gain on investments
Class A	(2,158)	(1,880)
Class I	(2,176)	(1,917)
Class K	(41,332)	(3,103)

Total distributions from net realized gain on investments	(45,666)	(6,900)

Total distributions to shareholders	(96,084)	(18,384)

From Beneficial Interest Transactions:
Class I
Shares sold	11,520	3,454
Reinvestment of distributions	38	101
Shares redeemed	(14,264)	(3)

Net increase (decrease) from capital share transactions	(2,706)	3,552

Class K
Shares sold	3,713,026	227,182
Reinvestment of distributions	87,354	3,332
Shares redeemed	(774,907)	(103,056)

Net increase (decrease) from capital share transactions	3,025,473	127,458

Net Increase (Decrease) in Net Assets from Beneficial Interest Transactions	3,022,767	131,010

Net increase (decrease) in net assets during the period	3,092,790	85,938

Net assets at beginning of period	588,986	503,048

Net Assets at End of Period	$3,681,776	$588,986

Undistributed (distribution in excess of) net investment income (loss)	$–	$–

See accompanying notes to financial statements.

State Street Institutional Investment Trust

Statements of Changes in Net Assets — (continued)

	State Street Target Retirement 2060 Fund
	Year Ended 12/31/16	Year Ended 12/31/15
Shares of Beneficial Interest:
Class I
Shares sold	1,180	347
Reinvestment of distributions	4	11
Shares redeemed	(1,393)	–

Net increase (decrease) from share transactions	(209)	358

Class K
Shares sold	371,243	22,197
Reinvestment of distributions	8,640	348
Shares redeemed	(76,528)	(10,872)

Net increase (decrease) from share transactions	303,355	11,673

See accompanying notes to financial statements.

State Street Institutional Investment Trust

Financial Highlights

Selected data for a share outstanding throughout each period

	State Street Target Retirement Fund
	Class A
	Year Ended 12/31/16	Year Ended 12/31/15	For the Period 9/30/14*- 12/31/14
Net asset value, beginning of period	$9.79	$10.03	$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.17	0.15	0.05
Net realized and unrealized gain (loss)	0.32	(0.21)	0.01

Total from investment operations	0.49	(0.06)	0.06

Distributions to shareholders from:
Net investment income	(0.15)	(0.17)	(0.03)
Net realized gains	(0.01)	(0.01)	(0.00	)(b)

Total distributions	(0.16)	(0.18)	(0.03)

Net asset value, end of period	$10.12	$9.79	$10.03

Total return(c)	5.01%	(0.64)%	0.64%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$422	$408	$418
Ratios to average net assets:
Total expenses(f)	0.91%	1.40%	21.65	%(d)
Net expenses(f)	0.22%	0.26%	0.62	%(d)
Net investment income (loss)	1.68%	1.48%	1.82	%(d)
Portfolio turnover rate	37%	31%	8	%(e)

*	Commencement of operations.

(a)	Net investment income per share is calculated using the average shares method.

(b)	Amount is less than $0.005 per share.

(c)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.

(d)	Annualized.

(e)	Not annualized.

(f)	Does not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes to financial statements.

State Street Institutional Investment Trust

Financial Highlights — (continued)

Selected data for a share outstanding throughout each period

	State Street Target Retirement 2015 Fund
	Class A
	Year Ended 12/31/16	Year Ended 12/31/15	For the Period 9/30/14*- 12/31/14
Net asset value, beginning of period	$9.72	$10.03	$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.17	0.17	0.05
Net realized and unrealized gain (loss)	0.41	(0.27)	0.03

Total from investment operations	0.58	(0.10)	0.08

Distributions to shareholders from:
Net investment income	(0.14)	(0.16)	(0.05)
Net realized gains	(0.07)	(0.05)	(0.00	)(b)

Total distributions	(0.21)	(0.21)	(0.05)

Net asset value, end of period	$10.09	$9.72	$10.03

Total return(c)	5.92%	(1.00)%	0.81%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$608	$585	$585
Ratios to average net assets:
Total expenses(f)	0.83%	5.32%	15.05	%(d)
Net expenses(f)	0.25%	0.27%	0.62	%(d)
Net investment income (loss)	1.73%	1.65%	2.06	%(d)
Portfolio turnover rate	49%	55%	39	%(e)

*	Commencement of operations.

(a)	Net investment income per share is calculated using the average shares method.

(b)	Amount is less than $0.005 per share.

(c)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.

(d)	Annualized.

(e)	Not annualized.

(f)	Does not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes to financial statements.

State Street Institutional Investment Trust

Financial Highlights — (continued)

Selected data for a share outstanding throughout each period

	State Street Target Retirement 2020 Fund
	Class A
	Year Ended 12/31/16	Year Ended 12/31/15	For the Period 9/30/14*- 12/31/14
Net asset value, beginning of period	$9.76	$10.14	$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.19	0.24	0.05
Net realized and unrealized gain (loss)	0.50	(0.41)	0.12

Total from investment operations	0.69	(0.17)	0.17

Distributions to shareholders from:
Net investment income	(0.15)	(0.20)	(0.03)
Net realized gains	(0.01)	(0.01)	(0.00	)(b)

Total distributions	(0.16)	(0.21)	(0.03)

Net asset value, end of period	$10.29	$9.76	$10.14

Total return(c)	7.07%	(1.71)%	1.66%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$166	$125	$845
Ratios to average net assets:
Total expenses(f)	0.49%	0.80%	9.36	%(d)
Net expenses(f)	0.26%	0.26%	0.62	%(d)
Net investment income (loss)	1.92%	2.30%	2.32	%(d)
Portfolio turnover rate	28%	39%	5	%(e)

*	Commencement of operations.

(a)	Net investment income per share is calculated using the average shares method.

(b)	Amount is less than $0.005 per share.

(c)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.

(d)	Annualized.

(e)	Not annualized.

(f)	Does not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes to financial statements.

State Street Institutional Investment Trust

Financial Highlights — (continued)

Selected data for a share outstanding throughout each period

	State Street Target Retirement 2025 Fund
	Class A
	Year Ended 12/31/16	Year Ended 12/31/15	For the Period 9/30/14*- 12/31/14
Net asset value, beginning of period	$9.74	$10.16	$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.17	0.23	0.06
Net realized and unrealized gain (loss)	0.59	(0.44)	0.13

Total from investment operations	0.76	(0.21)	0.19

Distributions to shareholders from:
Net investment income	(0.14)	(0.18)	(0.03)
Net realized gains	(0.03)	(0.03)	–

Total distributions	(0.17)	(0.21)	(0.03)

Net asset value, end of period	$10.33	$9.74	$10.16

Total return(b)	7.74%	(2.11)%	1.93%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$169	$159	$677
Ratios to average net assets:
Total expenses(f)	0.53%	1.56%	10.90	%(c)
Net expenses(f)	0.29%	0.28%	0.62	%(c)
Net investment income (loss)	1.65%	2.27%	2.38	%(c)
Portfolio turnover rate	21%	51%	13	%(d)

*	Commencement of operations.

(a)	Net investment income per share is calculated using the average shares method.

(b)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.

(c)	Annualized.

(d)	Not annualized.

(f)	Does not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes to financial statements.

State Street Institutional Investment Trust

Financial Highlights — (continued)

Selected data for a share outstanding throughout each period

	State Street Target Retirement 2030 Fund
	Class A
	Year Ended 12/31/16	Year Ended 12/31/15		For the Period 9/30/14*- 12/31/14
Net asset value, beginning of period	$9.76	$10.15		$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.15	0.23		0.05
Net realized and unrealized gain (loss)	0.64	(0.44)		0.16

Total from investment operations	0.79	(0.21)		0.21

Distributions to shareholders from:
Net investment income	(0.14)	(0.18)		(0.06)
Net realized gains	(0.02)	(0.00	)(b)	–

Total distributions	(0.16)	(0.18)		(0.06)

Net asset value, end of period	$10.39	$9.76		$10.15

Total return(c)	8.04%	(2.07)%		2.12%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$169	$159		$676
Ratios to average net assets:
Total expenses(f)	0.51%	0.84%		12.85	%(d)
Net expenses(f)	0.29%	0.28%		0.62	%(d)
Net investment income (loss)	1.47%	2.21%		2.05	%(d)
Portfolio turnover rate	18%	33%		18	%(e)

*	Commencement of operations.

(a)	Net investment income per share is calculated using the average shares method.

(b)	Amount is less than $0.005 per share.

(c)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.

(d)	Annualized.

(e)	Not annualized.

(f)	Does not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes to financial statements.

State Street Institutional Investment Trust

Financial Highlights — (continued)

Selected data for a share outstanding throughout each period

	State Street Target Retirement 2035 Fund
	Class A
	Year Ended 12/31/16	Year Ended 12/31/15	For the Period 9/30/14*- 12/31/14
Net asset value, beginning of period	$9.78	$10.17	$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.15	0.17	0.06
Net realized and unrealized gain (loss)	0.67	(0.39)	0.15

Total from investment operations	0.82	(0.22)	0.21

Distributions to shareholders from:
Net investment income	(0.13)	(0.15)	(0.04)
Net realized gains	(0.03)	(0.02)	–

Total distributions	(0.16)	(0.17)	(0.04)

Net asset value, end of period	$10.44	$9.78	$10.17

Total return(b)	8.33%	(2.15)%	2.13%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$606	$489	$508
Ratios to average net assets:
Total expenses(f)	0.58%	2.08%	17.04	%(c)
Net expenses(f)	0.30%	0.28%	0.62	%(c)
Net investment income (loss)	1.48%	1.65%	2.53	%(c)
Portfolio turnover rate	18%	38%	7	%(d)

*	Commencement of operations.

(a)	Net investment income per share is calculated using the average shares method.

(b)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.

(c)	Annualized.

(d)	Not annualized.

(f)	Does not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes to financial statements.

State Street Institutional Investment Trust

Financial Highlights — (continued)

Selected data for a share outstanding throughout each period

	State Street Target Retirement 2040 Fund
	Class A
	Year Ended 12/31/16	Year Ended 12/31/15		For the Period 9/30/14*- 12/31/14
Net asset value, beginning of period	$9.71	$10.13		$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.13	0.21		0.06
Net realized and unrealized gain (loss)	0.72	(0.47)		0.16

Total from investment operations	0.85	(0.26)		0.22

Distributions to shareholders from:
Net investment income	(0.13)	(0.16)		(0.09)
Net realized gains	(0.03)	(0.00	)(b)	–

Total distributions	(0.16)	(0.16)		(0.09)

Net asset value, end of period	$10.40	$9.71		$10.13

Total return(c)	8.73%	(2.53)%		2.17%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$153	$141		$506
Ratios to average net assets:
Total expenses(f)	0.57%	1.04%		18.29	%(d)
Net expenses(f)	0.29%	0.27%		0.62	%(d)
Net investment income (loss)	1.34%	2.07%		2.28	%(d)
Portfolio turnover rate	16%	38%		5	%(e)

*	Commencement of operations.

(a)	Net investment income per share is calculated using the average shares method.

(b)	Amount is less than $0.005 per share.

(c)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.

(d)	Annualized.

(e)	Not annualized.

(f)	Does not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes to financial statements.

State Street Institutional Investment Trust

Financial Highlights — (continued)

Selected data for a share outstanding throughout each period

	State Street Target Retirement 2045 Fund
	Class A
	Year Ended 12/31/16	Year Ended 12/31/15	For the Period 9/30/14*- 12/31/14
Net asset value, beginning of period	$9.64	$10.06	$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.14	0.17	0.05
Net realized and unrealized gain (loss)	0.73	(0.43)	0.17

Total from investment operations	0.87	(0.26)	0.22

Distributions to shareholders from:
Net investment income	(0.13)	(0.15)	(0.16)
Net realized gains	(0.02)	(0.01)	–

Total distributions	(0.15)	(0.16)	(0.16)

Net asset value, end of period	$10.36	$9.64	$10.06

Total return(b)	9.04%	(2.64)%	2.14%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$375	$321	$335
Ratios to average net assets:
Total expenses(f)	0.82%	3.50%	30.47	%(c)
Net expenses(f)	0.29%	0.26%	0.62	%(c)
Net investment income (loss)	1.41%	1.63%	2.07	%(c)
Portfolio turnover rate	17%	35%	5	%(d)

*	Commencement of operations.

(a)	Net investment income per share is calculated using the average shares method.

(b)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.

(c)	Annualized.

(d)	Not annualized.

(f)	Does not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes to financial statements.

State Street Institutional Investment Trust

Financial Highlights — (continued)

Selected data for a share outstanding throughout each period

	State Street Target Retirement 2050 Fund
	Class A
	Year Ended 12/31/16	Year Ended 12/31/15		For the Period 9/30/14*- 12/31/14
Net asset value, beginning of period	$9.62	$10.06		$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.13	0.16		0.05
Net realized and unrealized gain (loss)	0.74	(0.45)		0.16

Total from investment operations	0.87	(0.29)		0.21

Distributions to shareholders from:
Net investment income	(0.13)	(0.15)		(0.15)
Net realized gains	(0.02)	(0.00	)(b)	(0.00	)(b)

Total distributions	(0.15)	(0.15)		(0.15)

Net asset value, end of period	$10.34	$9.62		$10.06

Total return(c)	9.07%	(2.85)%		2.13%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$180	$160		$168
Ratios to average net assets:
Total expenses(f)	1.15%	4.90%		59.96	%(d)
Net expenses(f)	0.29%	0.27%		0.62	%(d)
Net investment income (loss)	1.35%	1.61%		2.03	%(d)
Portfolio turnover rate	16%	35%		7	%(e)

*	Commencement of operations.

(a)	Net investment income per share is calculated using the average shares method.

(b)	Amount is less than $0.005 per share.

(c)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.

(d)	Annualized.

(e)	Not annualized.

(f)	Does not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes to financial statements.

State Street Institutional Investment Trust

Financial Highlights — (continued)

Selected data for a share outstanding throughout each period

	State Street Target Retirement 2055 Fund
	Class A
	Year Ended 12/31/16	Year Ended 12/31/15	For the Period 9/30/14*- 12/31/14
Net asset value, beginning of period	$9.60	$10.06	$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.13	0.16	0.05
Net realized and unrealized gain (loss)	0.74	(0.45)	0.16

Total from investment operations	0.87	(0.29)	0.21

Distributions to shareholders from:
Net investment income	(0.13)	(0.16)	(0.15)
Net realized gains	(0.02)	(0.01)	(0.00	)(b)

Total distributions	(0.15)	(0.17)	(0.15)

Net asset value, end of period	$10.32	$9.60	$10.06

Total return(c)	9.06%	(2.90)%	2.13%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$172	$160	$168
Ratios to average net assets:
Total expenses(f)	2.34%	7.94%	59.87	%(d)
Net expenses(f)	0.29%	0.27%	0.62	%(d)
Net investment income (loss)	1.30%	1.62%	2.03	%(d)
Portfolio turnover rate	14%	40%	7	%(e)

*	Commencement of operations.

(a)	Net investment income per share is calculated using the average shares method.

(b)	Amount is less than $0.005 per share.

(c)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.

(d)	Annualized.

(e)	Not annualized.

(f)	Does not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes to financial statements.

State Street Institutional Investment Trust

Financial Highlights — (continued)

Selected data for a share outstanding throughout each period

	State Street Target Retirement 2060 Fund
	Class A
	Year Ended 12/31/16	Year Ended 12/31/15	For the Period 9/30/14*- 12/31/14
Net asset value, beginning of period	$9.50	$10.06	$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.13	0.17	0.05
Net realized and unrealized gain (loss)	0.71	(0.45)	0.16

Total from investment operations	0.84	(0.28)	0.21

Distributions to shareholders from:
Net investment income	(0.12)	(0.17)	(0.15)
Net realized gains	(0.13)	(0.11)	(0.00	)(b)

Total distributions	(0.25)	(0.28)	(0.15)

Net asset value, end of period	$10.09	$9.50	$10.06

Total return(c)	8.81%	(2.78)%	2.12%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$168	$158	$168
Ratios to average net assets:
Total expenses(f)	11.61%	30.01%	59.73	%(d)
Net expenses(f)	0.30%	0.27%	0.62	%(d)
Net investment income (loss)	1.30%	1.68%	2.04	%(d)
Portfolio turnover rate	55%	73%	7	%(e)

*	Commencement of operations.

(a)	Net investment income per share is calculated using the average shares method.

(b)	Amount is less than $0.005 per share.

(c)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.

(d)	Annualized.

(e)	Not annualized.

(f)	Does not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes to financial statements.

State Street Institutional Investment Trust

Financial Highlights — (continued)

Selected data for a share outstanding throughout each period

	State Street Target Retirement Fund
	Class I
	Year Ended 12/31/16		Year Ended 12/31/15	For the Period 9/30/14*- 12/31/14
Net asset value, beginning of period	$9.79		$10.03	$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.19		0.19	0.05
Net realized and unrealized gain (loss)	0.32		(0.23)	0.02

Total from investment operations	0.51		(0.04)	0.07

Distributions to shareholders from:
Net investment income	(0.17)		(0.19)	(0.04)
Net realized gains	(0.01)		(0.01)	(0.00	)(b)

Total distributions	(0.18)		(0.20)	(0.04)

Net asset value, end of period	$10.12		$9.79	$10.03

Total return(c)	5.27%		(0.39)%	0.70%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$612		$653	$418
Ratios to average net assets:
Total expenses(f)	0.66%		1.15%	21.40	%(d)
Net expenses(f)	(0.03	)%(g)	0.01%	0.37	%(d)
Net investment income (loss)	1.89%		1.94%	2.07	%(d)
Portfolio turnover rate	37%		31%	8	%(e)

*	Commencement of operations.

(a)	Net investment income per share is calculated using the average shares method.

(b)	Amount is less than $0.005 per share.

(c)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.

(d)	Annualized.

(e)	Not annualized.

(f)	Does not include expenses of the Underlying Funds in which the Fund invests.

(g)	Due to the Fund waiving the acquired fund fees for the period ended December 31, 2016, the waiver exceeded the total fund expenses.

See accompanying notes to financial statements.

State Street Institutional Investment Trust

Financial Highlights — (continued)

Selected data for a share outstanding throughout each period

	State Street Target Retirement 2015 Fund
	Class I
	Year Ended 12/31/16	Year Ended 12/31/15	For the Period 9/30/14*- 12/31/14
Net asset value, beginning of period	$9.72	$10.03	$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.19	0.23	0.06
Net realized and unrealized gain (loss)	0.41	(0.31)	0.03

Total from investment operations	0.60	(0.08)	0.09

Distributions to shareholders from:
Net investment income	(0.16)	(0.18)	(0.06)
Net realized gains	(0.07)	(0.05)	(0.00	)(b)

Total distributions	(0.23)	(0.23)	(0.06)

Net asset value, end of period	$10.09	$9.72	$10.03

Total return(c)	6.19%	(0.75)%	0.87%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$819	$1,030	$585
Ratios to average net assets:
Total expenses(f)	0.58%	5.07%	14.80	%(d)
Net expenses(f)	0.01%	0.02%	0.37	%(d)
Net investment income (loss)	1.85%	2.32%	2.31	%(d)
Portfolio turnover rate	49%	55%	39	%(e)

*	Commencement of operations.

(a)	Net investment income per share is calculated using the average shares method.

(b)	Amount is less than $0.005 per share.

(c)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.

(d)	Annualized.

(e)	Not annualized.

(f)	Does not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes to financial statements.

State Street Institutional Investment Trust

Financial Highlights — (continued)

Selected data for a share outstanding throughout each period

	State Street Target Retirement 2020 Fund
	Class I
	Year Ended 12/31/16	Year Ended 12/31/15	For the Period 9/30/14*- 12/31/14
Net asset value, beginning of period	$9.75	$10.14	$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.16	0.33	0.06
Net realized and unrealized gain (loss)	0.54	(0.49)	0.11

Total from investment operations	0.70	(0.16)	0.17

Distributions to shareholders from:
Net investment income	(0.17)	(0.22)	(0.03)
Net realized gains	(0.01)	(0.01)	(0.00	)(b)

Total distributions	(0.18)	(0.23)	(0.03)

Net asset value, end of period	$10.27	$9.75	$10.14

Total return(c)	7.34%	(1.56)%	1.72%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$797	$1,811	$845
Ratios to average net assets:
Total expenses(f)	0.30%	0.55%	9.11	%(d)
Net expenses(f)	0.07%	0.01%	0.37	%(d)
Net investment income (loss)	1.54%	3.28%	2.57	%(d)
Portfolio turnover rate	28%	39%	5	%(e)

*	Commencement of operations.

(a)	Net investment income per share is calculated using the average shares method.

(b)	Amount is less than $0.005 per share.

(c)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.

(d)	Annualized.

(e)	Not annualized.

(f)	Does not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes to financial statements.

State Street Institutional Investment Trust

Financial Highlights — (continued)

Selected data for a share outstanding throughout each period

	State Street Target Retirement 2025 Fund
	Class I
	Year Ended 12/31/16	Year Ended 12/31/15	For the Period 9/30/14*- 12/31/14
Net asset value, beginning of period	$9.74	$10.16	$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.15	0.37	0.06
Net realized and unrealized gain (loss)	0.63	(0.56)	0.14

Total from investment operations	0.78	(0.19)	0.20

Distributions to shareholders from:
Net investment income	(0.16)	(0.20)	(0.04)
Net realized gains	(0.03)	(0.03)	–

Total distributions	(0.19)	(0.23)	(0.04)

Net asset value, end of period	$10.33	$9.74	$10.16

Total return(b)	8.01%	(1.87)%	1.99%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$2,110	$3,293	$677
Ratios to average net assets:
Total expenses(f)	0.33%	1.31%	10.65	%(c)
Net expenses(f)	0.08%	0.03%	0.37	%(c)
Net investment income (loss)	1.53%	3.71%	5.10	%(c)
Portfolio turnover rate	21%	51%	13	%(d)

*	Commencement of operations.

(a)	Net investment income per share is calculated using the average shares method.

(b)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.

(c)	Annualized.

(d)	Not annualized.

(f)	Does not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes to financial statements.

State Street Institutional Investment Trust

Financial Highlights — (continued)

Selected data for a share outstanding throughout each period

	State Street Target Retirement 2030 Fund
	Class I
	Year Ended 12/31/16	Year Ended 12/31/15		For the Period 9/30/14*- 12/31/14
Net asset value, beginning of period	$9.76	$10.15		$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.14	0.35		0.06
Net realized and unrealized gain (loss)	0.65	(0.54)		0.16

Total from investment operations	0.79	(0.19)		0.22

Distributions to shareholders from:
Net investment income	(0.16)	(0.20)		(0.07)
Net realized gains	(0.02)	(0.00	)(b)	–

Total distributions	(0.18)	(0.20)		(0.07)

Net asset value, end of period	$10.37	$9.76		$10.15

Total return(c)	8.10%	(1.83)%		2.18%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$1,522	$2,066		$676
Ratios to average net assets:
Total expenses(f)	0.30%	0.59%		12.59	%(d)
Net expenses(f)	0.08%	0.03%		0.37	%(d)
Net investment income (loss)	1.39%	3.52%		2.30	%(d)
Portfolio turnover rate	18%	33%		18	%(e)

*	Commencement of operations.

(a)	Net investment income per share is calculated using the average shares method.

(b)	Amount is less than $0.005 per share.

(c)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.

(d)	Annualized.

(e)	Not annualized.

(f)	Does not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes to financial statements.

State Street Institutional Investment Trust

Financial Highlights — (continued)

Selected data for a share outstanding throughout each period

	State Street Target Retirement 2035 Fund
	Class I
	Year Ended 12/31/16	Year Ended 12/31/15	For the Period 9/30/14*- 12/31/14
Net asset value, beginning of period	$9.77	$10.17	$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.11	0.31	0.07
Net realized and unrealized gain (loss)	0.74	(0.51)	0.15

Total from investment operations	0.85	(0.20)	0.22

Distributions to shareholders from:
Net investment income	(0.16)	(0.18)	(0.05)
Net realized gains	(0.03)	(0.02)	–

Total distributions	(0.19)	(0.20)	(0.05)

Net asset value, end of period	$10.43	$9.77	$10.17

Total return(b)	8.61%	(2.00)%	2.20%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$840	$1,416	$508
Ratios to average net assets:
Total expenses(f)	0.36%	1.83%	16.79	%(c)
Net expenses(f)	0.09%	0.03%	0.37	%(c)
Net investment income (loss)	1.08%	3.07%	2.78	%(c)
Portfolio turnover rate	18%	38%	7	%(d)

*	Commencement of operations.

(a)	Net investment income per share is calculated using the average shares method.

(b)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.

(c)	Annualized.

(d)	Not annualized.

(f)	Does not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes to financial statements.

State Street Institutional Investment Trust

Financial Highlights — (continued)

Selected data for a share outstanding throughout each period

	State Street Target Retirement 2040 Fund
	Class I
	Year Ended 12/31/16	Year Ended 12/31/15		For the Period 9/30/14*- 12/31/14
Net asset value, beginning of period	$9.71	$10.13		$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.09	0.40		0.06
Net realized and unrealized gain (loss)	0.78	(0.63)		0.16

Total from investment operations	0.87	(0.23)		0.22

Distributions to shareholders from:
Net investment income	(0.16)	(0.19)		(0.09)
Net realized gains	(0.03)	(0.00	)(b)	–

Total distributions	(0.19)	(0.19)		(0.09)

Net asset value, end of period	$10.39	$9.71		$10.13

Total return(c)	9.00%	(2.28)%		2.23%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$708	$1,501		$506
Ratios to average net assets:
Total expenses(f)	0.38%	0.79%		18.04	%(d)
Net expenses(f)	0.10%	0.02%		0.37	%(d)
Net investment income (loss)	0.86%	4.02%		2.53	%(d)
Portfolio turnover rate	16%	38%		5	%(e)

*	Commencement of operations.

(a)	Net investment income per share is calculated using the average shares method.

(b)	Amount is less than $0.005 per share.

(c)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.

(d)	Annualized.

(e)	Not annualized.

(f)	Does not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes to financial statements.

State Street Institutional Investment Trust

Financial Highlights — (continued)

Selected data for a share outstanding throughout each period

	State Street Target Retirement 2045 Fund
	Class I
	Year Ended 12/31/16	Year Ended 12/31/15	For the Period 9/30/14*- 12/31/14
Net asset value, beginning of period	$9.64	$10.06	$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.15	0.30	0.06
Net realized and unrealized gain (loss)	0.75	(0.54)	0.16

Total from investment operations	0.90	(0.24)	0.22

Distributions to shareholders from:
Net investment income	(0.16)	(0.17)	(0.16)
Net realized gains	(0.02)	(0.01)	–

Total distributions	(0.18)	(0.18)	(0.16)

Net asset value, end of period	$10.36	$9.64	$10.06

Total return(b)	9.31%	(2.40)%	2.20%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$853	$782	$335
Ratios to average net assets:
Total expenses(f)	0.59%	3.25%	30.22	%(c)
Net expenses(f)	0.06%	0.01%	0.37	%(c)
Net investment income (loss)	1.46%	2.97%	2.32	%(c)
Portfolio turnover rate	17%	35%	5	%(d)

*	Commencement of operations.

(a)	Net investment income per share is calculated using the average shares method.

(b)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.

(c)	Annualized.

(d)	Not annualized.

(f)	Does not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes to financial statements.

State Street Institutional Investment Trust

Financial Highlights — (continued)

Selected data for a share outstanding throughout each period

	State Street Target Retirement 2050 Fund
	Class I
	Year Ended 12/31/16	Year Ended 12/31/15		For the Period 9/30/14*- 12/31/14
Net asset value, beginning of period	$9.62	$10.06		$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.08	0.43		0.06
Net realized and unrealized gain (loss)	0.80	(0.69)		0.16

Total from investment operations	0.88	(0.26)		0.22

Distributions to shareholders from:
Net investment income	(0.15)	(0.18)		(0.16)
Net realized gains	(0.02)	(0.00	)(b)	(0.00	)(b)

Total distributions	(0.17)	(0.18)		(0.16)

Net asset value, end of period	$10.33	$9.62		$10.06

Total return(c)	9.34%	(2.61)%		2.20%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$366	$795		$168
Ratios to average net assets:
Total expenses(f)	0.97%	4.65%		59.71	%(d)
Net expenses(f)	0.12%	0.02%		0.37	%(d)
Net investment income (loss)	0.76%	4.40%		2.28	%(d)
Portfolio turnover rate	16%	35%		7	%(e)

*	Commencement of operations.

(a)	Net investment income per share is calculated using the average shares method.

(b)	Amount is less than $0.005 per share.

(c)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.

(d)	Annualized.

(e)	Not annualized.

(f)	Does not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes to financial statements.

State Street Institutional Investment Trust

Financial Highlights — (continued)

Selected data for a share outstanding throughout each period

	State Street Target Retirement 2055 Fund
	Class I
	Year Ended 12/31/16	Year Ended 12/31/15	For the Period 9/30/14*- 12/31/14
Net asset value, beginning of period	$9.60	$10.06	$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.16	0.22	0.06
Net realized and unrealized gain (loss)	0.73	(0.49)	0.16

Total from investment operations	0.89	(0.27)	0.22

Distributions to shareholders from:
Net investment income	(0.15)	(0.18)	(0.16)
Net realized gains	(0.02)	(0.01)	(0.00	)(b)

Total distributions	(0.17)	(0.19)	(0.16)

Net asset value, end of period	$10.32	$9.60	$10.06

Total return(c)	9.33%	(2.65)%	2.20%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$271	$222	$168
Ratios to average net assets:
Total expenses(f)	2.09%	7.69%	59.62	%(d)
Net expenses(f)	0.04%	0.02%	0.37	%(d)
Net investment income (loss)	1.58%	2.20%	2.28	%(d)
Portfolio turnover rate	14%	40%	7	%(e)

*	Commencement of operations.

(a)	Net investment income per share is calculated using the average shares method.

(b)	Amount is less than $0.005 per share.

(c)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.

(d)	Annualized.

(e)	Not annualized.

(f)	Does not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes to financial statements.

State Street Institutional Investment Trust

Financial Highlights — (continued)

Selected data for a share outstanding throughout each period

	State Street Target Retirement 2060 Fund
	Class I
	Year Ended 12/31/16	Year Ended 12/31/15	For the Period 9/30/14*- 12/31/14
Net asset value, beginning of period	$9.50	$10.06	$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.15	0.20	0.06
Net realized and unrealized gain (loss)	0.71	(0.46)	0.16

Total from investment operations	0.86	(0.26)	0.22

Distributions to shareholders from:
Net investment income	(0.14)	(0.19)	(0.16)
Net realized gains	(0.13)	(0.11)	(0.00	)(b)

Total distributions	(0.27)	(0.30)	(0.16)

Net asset value, end of period	$10.09	$9.50	$10.06

Total return(c)	9.09%	(2.53)%	2.18%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$170	$162	$168
Ratios to average net assets:
Total expenses(f)	11.36%	29.76%	59.48	%(d)
Net expenses(f)	0.05%	0.02%	0.37	%(d)
Net investment income (loss)	1.51%	1.96%	2.29	%(d)
Portfolio turnover rate	55%	73%	7	%(e)

*	Commencement of operations.

(a)	Net investment income per share is calculated using the average shares method.

(b)	Amount is less than $0.005 per share.

(c)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.

(d)	Annualized.

(e)	Not annualized.

(f)	Does not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes to financial statements.

State Street Institutional Investment Trust

Financial Highlights — (continued)

Selected data for a share outstanding throughout each period

	State Street Target Retirement Fund
	Class K
	Year Ended 12/31/16		Year Ended 12/31/15	For the Period 9/30/14*- 12/31/14
Net asset value, beginning of period	$9.78		$10.03	$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.23		0.20	0.06
Net realized and unrealized gain (loss)	0.29		(0.25)	0.02

Total from investment operations	0.52		(0.05)	0.08

Distributions to shareholders from:
Net investment income	(0.17)		(0.19)	(0.05)
Net realized gains	(0.01)		(0.01)	(0.00	)(b)

Total distributions	(0.18)		(0.20)	(0.05)

Net asset value, end of period	$10.12		$9.78	$10.03

Total return(c)	5.28%		(0.49)%	0.75%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$55,499		$22,265	$1,558
Ratios to average net assets:
Total expenses(f)	0.66%		1.15%	25.06	%(d)
Net expenses(f)	(0.04	)%(g)	0.01%	0.17	%(d)
Net investment income (loss)	2.23%		1.99%	2.59	%(d)
Portfolio turnover rate	37%		31%	8	%(e)

*	Commencement of operations.

(a)	Net investment income per share is calculated using the average shares method.

(b)	Amount is less than $0.005 per share.

(c)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.

(d)	Annualized.

(e)	Not annualized.

(f)	Does not include expenses of the Underlying Funds in which the Fund invests.

(g)	Due to the Fund waiving the acquired fund fees for the period ended December 31, 2016, the waiver exceeded the total fund expenses.

See accompanying notes to financial statements.

State Street Institutional Investment Trust

Financial Highlights — (continued)

Selected data for a share outstanding throughout each period

	State Street Target Retirement 2015 Fund
	Class K
	Year Ended 12/31/16		Year Ended 12/31/15	For the Period 9/30/14*- 12/31/14
Net asset value, beginning of period	$9.72		$10.03	$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.28		0.22	0.06
Net realized and unrealized gain (loss)	0.32		(0.30)	0.03

Total from investment operations	0.60		(0.08)	0.09

Distributions to shareholders from:
Net investment income	(0.16)		(0.18)	(0.06)
Net realized gains	(0.07)		(0.05)	(0.00	)(b)

Total distributions	(0.23)		(0.23)	(0.06)

Net asset value, end of period	$10.09		$9.72	$10.03

Total return(c)	6.19%		(0.74)%	0.92%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$71,486		$3,707	$1,740
Ratios to average net assets:
Total expenses(f)	0.58%		5.07%	18.68	%(d)
Net expenses(f)	(0.01	)%(g)	0.02%	0.17	%(d)
Net investment income (loss)	2.72%		2.19%	2.50	%(d)
Portfolio turnover rate	49%		55%	39	%(e)

*	Commencement of operations.

(a)	Net investment income per share is calculated using the average shares method.

(b)	Amount is less than $0.005 per share.

(c)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.

(d)	Annualized.

(e)	Not annualized.

(f)	Does not include expenses of the Underlying Funds in which the Fund invests.

(g)	Due to the Fund waiving the acquired fund fees for the period ended December 31, 2016, the waiver exceeded the total fund expenses.

See accompanying notes to financial statements.

State Street Institutional Investment Trust

Financial Highlights — (continued)

Selected data for a share outstanding throughout each period

	State Street Target Retirement 2020 Fund
	Class K
	Year Ended 12/31/16	Year Ended 12/31/15	For the Period 9/30/14*- 12/31/14
Net asset value, beginning of period	$9.74	$10.13	$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.27	0.23	0.04
Net realized and unrealized gain (loss)	0.45	(0.39)	0.13

Total from investment operations	0.72	(0.16)	0.17

Distributions to shareholders from:
Net investment income	(0.17)	(0.22)	(0.04)
Net realized gains	(0.01)	(0.01)	(0.00	)(b)

Total distributions	(0.18)	(0.23)	(0.04)

Net asset value, end of period	$10.28	$9.74	$10.13

Total return(c)	7.45%	(1.57)%	1.67%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$235,727	$52,303	$6,399
Ratios to average net assets:
Total expenses(f)	0.24%	0.55%	11.13	%(d)
Net expenses(f)	0.01%	0.01%	0.17	%(d)
Net investment income (loss)	2.60%	2.29%	1.62	%(d)
Portfolio turnover rate	28%	39%	5	%(e)

*	Commencement of operations.

(a)	Net investment income per share is calculated using the average shares method.

(b)	Amount is less than $0.005 per share.

(c)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.

(d)	Annualized.

(e)	Not annualized.

(f)	Does not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes to financial statements.

State Street Institutional Investment Trust

Financial Highlights — (continued)

Selected data for a share outstanding throughout each period

	State Street Target Retirement 2025 Fund
	Class K
	Year Ended 12/31/16	Year Ended 12/31/15	For the Period 9/30/14*- 12/31/14
Net asset value, beginning of period	$9.75	$10.16	$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.29	0.29	0.05
Net realized and unrealized gain (loss)	0.49	(0.47)	0.15

Total from investment operations	0.78	(0.18)	0.20

Distributions to shareholders from:
Net investment income	(0.16)	(0.20)	(0.04)
Net realized gains	(0.03)	(0.03)	–

Total distributions	(0.19)	(0.23)	(0.04)

Net asset value, end of period	$10.34	$9.75	$10.16

Total return(b)	8.00%	(1.77)%	2.04%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$206,696	$21,815	$5,597
Ratios to average net assets:
Total expenses(f)	0.28%	1.31%	11.75	%(c)
Net expenses(f)	0.04%	0.03%	0.17	%(c)
Net investment income (loss)	2.81%	2.86%	2.19	%(c)
Portfolio turnover rate	21%	51%	13	%(d)

*	Commencement of operations.

(a)	Net investment income per share is calculated using the average shares method.

(b)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.

(c)	Annualized.

(d)	Not annualized.

(f)	Does not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes to financial statements.

State Street Institutional Investment Trust

Financial Highlights — (continued)

Selected data for a share outstanding throughout each period

	State Street Target Retirement 2030 Fund
	Class K
	Year Ended 12/31/16	Year Ended 12/31/15		For the Period 9/30/14*- 12/31/14
Net asset value, beginning of period	$9.76	$10.15		$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.25	0.25		0.07
Net realized and unrealized gain (loss)	0.55	(0.44)		0.15

Total from investment operations	0.80	(0.19)		0.22

Distributions to shareholders from:
Net investment income	(0.16)	(0.20)		(0.07)
Net realized gains	(0.02)	(0.00	)(b)	–

Total distributions	(0.18)	(0.20)		(0.07)

Net asset value, end of period	$10.38	$9.76		$10.15

Total return(c)	8.20%	(1.83)%		2.23%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$225,549	$48,114		$3,243
Ratios to average net assets:
Total expenses(f)	0.26%	0.59%		14.05	%(d)
Net expenses(f)	0.05%	0.03%		0.17	%(d)
Net investment income (loss)	2.48%	2.42%		2.64	%(d)
Portfolio turnover rate	18%	33%		18	%(e)

*	Commencement of operations.

(a)	Net investment income per share is calculated using the average shares method.

(b)	Amount is less than $0.005 per share.

(c)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.

(d)	Annualized.

(e)	Not annualized.

(f)	Does not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes to financial statements.

State Street Institutional Investment Trust

Financial Highlights — (continued)

Selected data for a share outstanding throughout each period

	State Street Target Retirement 2035 Fund
	Class K
	Year Ended 12/31/16	Year Ended 12/31/15	For the Period 9/30/14*- 12/31/14
Net asset value, beginning of period	$9.78	$10.17	$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.27	0.32	0.03
Net realized and unrealized gain (loss)	0.58	(0.51)	0.20

Total from investment operations	0.85	(0.19)	0.23

Distributions to shareholders from:
Net investment income	(0.16)	(0.18)	(0.06)
Net realized gains	(0.03)	(0.02)	–

Total distributions	(0.19)	(0.20)	(0.06)

Net asset value, end of period	$10.44	$9.78	$10.17

Total return(b)	8.60%	(1.90)%	2.25%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$165,008	$17,223	$3,208
Ratios to average net assets:
Total expenses(f)	0.33%	1.83%	17.89	%(c)
Net expenses(f)	0.06%	0.03%	0.17	%(c)
Net investment income (loss)	2.64%	3.12%	1.28	%(c)
Portfolio turnover rate	18%	38%	7	%(d)

*	Commencement of operations.

(a)	Net investment income per share is calculated using the average shares method.

(b)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.

(c)	Annualized.

(d)	Not annualized.

(f)	Does not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes to financial statements.

State Street Institutional Investment Trust

Financial Highlights — (continued)

Selected data for a share outstanding throughout each period

	State Street Target Retirement 2040 Fund
	Class K
	Year Ended 12/31/16	Year Ended 12/31/15		For the Period 9/30/14*- 12/31/14
Net asset value, beginning of period	$9.72	$10.13		$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.24	0.25		0.05
Net realized and unrealized gain (loss)	0.63	(0.47)		0.18

Total from investment operations	0.87	(0.22)		0.23

Distributions to shareholders from:
Net investment income	(0.16)	(0.19)		(0.10)
Net realized gains	(0.03)	(0.00	)(b)	–

Total distributions	(0.19)	(0.19)		(0.10)

Net asset value, end of period	$10.40	$9.72		$10.13

Total return(c)	8.89%	(2.18)%		2.28%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$143,526	$35,359		$1,512
Ratios to average net assets:
Total expenses(f)	0.32%	0.79%		20.53	%(d)
Net expenses(f)	0.05%	0.02%		0.17	%(d)
Net investment income (loss)	2.31%	2.47%		1.90	%(d)
Portfolio turnover rate	16%	38%		5	%(e)

*	Commencement of operations.

(a)	Net investment income per share is calculated using the average shares method.

(b)	Amount is less than $0.005 per share.

(c)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.

(d)	Annualized.

(e)	Not annualized.

(f)	Does not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes to financial statements.

State Street Institutional Investment Trust

Financial Highlights — (continued)

Selected data for a share outstanding throughout each period

	State Street Target Retirement 2045 Fund
	Class K
	Year Ended 12/31/16	Year Ended 12/31/15	For the Period 9/30/14*- 12/31/14
Net asset value, beginning of period	$9.63	$10.06	$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.27	0.30	0.06
Net realized and unrealized gain (loss)	0.64	(0.55)	0.17

Total from investment operations	0.91	(0.25)	0.23

Distributions to shareholders from:
Net investment income	(0.16)	(0.17)	(0.17)
Net realized gains	(0.02)	(0.01)	–

Total distributions	(0.18)	(0.18)	(0.17)

Net asset value, end of period	$10.36	$9.63	$10.06

Total return(b)	9.31%	(2.40)%	2.25%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$76,304	$8,374	$335
Ratios to average net assets:
Total expenses(f)	0.57%	3.25%	30.02	%(c)
Net expenses(f)	0.05%	0.01%	0.17	%(c)
Net investment income (loss)	2.62%	2.99%	2.53	%(c)
Portfolio turnover rate	17%	35%	5	%(d)

*	Commencement of operations.

(a)	Net investment income per share is calculated using the average shares method.

(b)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.

(c)	Annualized.

(d)	Not annualized.

(f)	Does not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes to financial statements.

State Street Institutional Investment Trust

Financial Highlights — (continued)

Selected data for a share outstanding throughout each period

	State Street Target Retirement 2050 Fund
	Class K
	Year Ended 12/31/16	Year Ended 12/31/15		For the Period 9/30/14*- 12/31/14
Net asset value, beginning of period	$9.61	$10.06		$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.26	0.28		0.06
Net realized and unrealized gain (loss)	0.63	(0.55)		0.16

Total from investment operations	0.89	(0.27)		0.22

Distributions to shareholders from:
Net investment income	(0.15)	(0.18)		(0.16)
Net realized gains	(0.02)	(0.00	)(b)	(0.00	)(b)

Total distributions	(0.17)	(0.18)		(0.16)

Net asset value, end of period	$10.33	$9.61		$10.06

Total return(c)	9.35%	(2.71)%		2.25%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$48,016	$5,736		$168
Ratios to average net assets:
Total expenses(f)	0.90%	4.65%		59.52	%(d)
Net expenses(f)	0.05%	0.02%		0.17	%(d)
Net investment income (loss)	2.61%	2.82%		2.48	%(d)
Portfolio turnover rate	16%	35%		7	%(e)

*	Commencement of operations.

(a)	Net investment income per share is calculated using the average shares method.

(b)	Amount is less than $0.005 per share.

(c)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.

(d)	Annualized.

(e)	Not annualized.

(f)	Does not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes to financial statements.

State Street Institutional Investment Trust

Financial Highlights — (continued)

Selected data for a share outstanding throughout each period

	State Street Target Retirement 2055 Fund
	Class K
	Year Ended 12/31/16	Year Ended 12/31/15	For the Period 9/30/14*- 12/31/14
Net asset value, beginning of period	$9.59	$10.06	$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.26	0.27	0.06
Net realized and unrealized gain (loss)	0.63	(0.55)	0.16

Total from investment operations	0.89	(0.28)	0.22

Distributions to shareholders from:
Net investment income	(0.15)	(0.18)	(0.16)
Net realized gains	(0.02)	(0.01)	(0.00	)(b)

Total distributions	(0.17)	(0.19)	(0.16)

Net asset value, end of period	$10.31	$9.59	$10.06

Total return(c)	9.34%	(2.75)%	2.25%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$18,718	$3,043	$168
Ratios to average net assets:
Total expenses(f)	2.09%	7.69%	59.42	%(d)
Net expenses(f)	0.05%	0.02%	0.17	%(d)
Net investment income (loss)	2.61%	2.64%	2.48	%(d)
Portfolio turnover rate	14%	40%	7	%(e)

*	Commencement of operations.

(a)	Net investment income per share is calculated using the average shares method.

(b)	Amount is less than $0.005 per share.

(c)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.

(d)	Annualized.

(e)	Not annualized.

(f)	Does not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes to financial statements.

State Street Institutional Investment Trust

Financial Highlights — (continued)

Selected data for a share outstanding throughout each period

	State Street Target Retirement 2060 Fund
	Class K
	Year Ended 12/31/16	Year Ended 12/31/15	For the Period 9/30/14*- 12/31/14
Net asset value, beginning of period	$9.49	$10.06	$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.29	0.19	0.06
Net realized and unrealized gain (loss)	0.57	(0.45)	0.16

Total from investment operations	0.86	(0.26)	0.22

Distributions to shareholders from:
Net investment income	(0.14)	(0.20)	(0.16)
Net realized gains	(0.13)	(0.11)	(0.00	)(b)

Total distributions	(0.27)	(0.31)	(0.16)

Net asset value, end of period	$10.08	$9.49	$10.06

Total return(c)	8.98%	(2.53)%	2.24%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$3,344	$269	$168
Ratios to average net assets:
Total expenses(f)	11.36%	29.76%	59.28	%(d)
Net expenses(f)	0.06%	0.02%	0.17	%(d)
Net investment income (loss)	2.91%	1.88%	2.49	%(d)
Portfolio turnover rate	55%	73%	7	%(e)

*	Commencement of operations.

(a)	Net investment income per share is calculated using the average shares method.

(b)	Amount is less than $0.005 per share.

(c)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.

(d)	Annualized.

(e)	Not annualized.

(f)	Does not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes to financial statements.

State Street Institutional Investment Trust

Notes to Financial Statements

December 31, 2016

1.	Organization

State Street Institutional Investment Trust (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (“1940 Act”), is an open-end management investment company.

As of December 31, 2016, the Trust consists of 33 series (and corresponding classes, each of which have the same rights and privileges, including voting rights), each of which represents a separate series of beneficial interest in the Trust (each a “Fund”, and collectively, the “Funds”). The Declaration of Trust permits the Board of Trustees of the Trust (the “Board”) to authorize the issuance of an unlimited number of shares of beneficial interest at no par value. The financial statements herein relate to the following Funds:

Fund	Classes	Commencement of Operations	Diversification Classification
State Street Target Retirement Fund	Class A Class I Class K	September 30, 2014 September 30, 2014 September 30, 2014	Diversified
State Street Target Retirement Fund 2015	Class A Class I Class K	September 30, 2014 September 30, 2014 September 30, 2014	Diversified
State Street Target Retirement Fund 2020	Class A Class I Class K	September 30, 2014 September 30, 2014 September 30, 2014	Diversified
State Street Target Retirement Fund 2025	Class A Class I Class K	September 30, 2014 September 30, 2014 September 30, 2014	Diversified
State Street Target Retirement Fund 2030	Class A Class I Class K	September 30, 2014 September 30, 2014 September 30, 2014	Diversified
State Street Target Retirement Fund 2035	Class A Class I Class K	September 30, 2014 September 30, 2014 September 30, 2014	Diversified
State Street Target Retirement Fund 2040	Class A Class I Class K	September 30, 2014 September 30, 2014 September 30, 2014	Diversified
State Street Target Retirement Fund 2045	Class A Class I Class K	September 30, 2014 September 30, 2014 September 30, 2014	Diversified
State Street Target Retirement Fund 2050	Class A Class I Class K	September 30, 2014 September 30, 2014 September 30, 2014	Diversified
State Street Target Retirement Fund 2055	Class A Class I Class K	September 30, 2014 September 30, 2014 September 30, 2014	Diversified
State Street Target Retirement Fund 2060	Class A Class I Class K	September 30, 2014 September 30, 2014 September 30, 2014	Diversified

State Street Institutional Investment Trust

Notes to Financial Statements — (continued)

December 31, 2016

Each Fund is a “fund of funds” that invests in a combination of mutual funds and exchange traded funds (“ETFs”) sponsored by the SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”) or its affiliates (“Underlying Funds”). The Underlying Funds may invest in a wide variety of asset classes, including equity and fixed-income securities of issuers anywhere in the world, including emerging markets investments, and including, among others, high yield, commodity, and real estate investments. The Underlying Funds may invest in obligations of domestic U.S. issuers, non-U.S. issuers, or both.

Class A shares are available to the general public for investment through transaction-based financial intermediaries. Class A shares impose a sales charge (as a percentage of offering price) and may be subject to a 4.50% contingent deferred sales charge (“CDSC”) if no initial sales charge was paid at the time of purchase of an investment of $1,000,000 or more and the shares are redeemed within 18 months of purchase. Class I and K shares are sold without a sales charge and only to certain eligible investors.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Security Valuation

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that each Fund’s listing exchange is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of each Fund are valued pursuant to the policy and procedures developed by the Oversight Committee (the “Committee”) and approved by the Board. The Committee provides oversight of the valuation of investments for the Funds. The Board has responsibility for determining the fair value of investments.

Valuation techniques used to value each Fund’s investments by major category are as follows:

•

Equity investments (including registered investment companies that are exchange-traded funds) traded on a recognized securities exchange for which market quotations are readily available are valued at the last sale price or official closing price, as applicable, on the primary market or exchange on which they trade. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last published sale price or at fair value.

State Street Institutional Investment Trust

Notes to Financial Statements — (continued)

December 31, 2016

•

Investments in registered investment companies (including money market funds) or other unitized pooled investment vehicles that are not traded on an exchange are valued at that day’s published net asset value per share or unit.

In the event prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Committee, in accordance with the valuation policy and procedures approved by the Board.

Various inputs are used in determining the value of the Funds’ investments.

The Funds value their assets and liabilities at fair value using a fair value hierarchy consisting of three broad levels that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with investing in it.

The three levels of the fair value hierarchy are as follows:

•	Level 1 – Unadjusted quoted prices in active markets for identical asset or liability;

•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 – Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.

The value of each Fund’s investments according to the fair value hierarchy as of December 31, 2016, is disclosed in each Fund’s respective Schedule of Investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. Transfers between different levels of the fair value hierarchy are recognized at the end of the reporting period.

The Funds had no transfers between levels for the period ended December 31, 2016.

Investment Transactions and Income Recognition

Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses from the sale or disposition of investments and foreign exchange transactions, if any, are determined using the identified cost method.

Dividend income and capital gain distributions, if any, are recognized daily on the ex-dividend date, net of foreign taxes withheld at source, if any. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains.

State Street Institutional Investment Trust

Notes to Financial Statements — (continued)

December 31, 2016

Expenses

Certain expenses, which are directly identifiable to a specific Fund, are applied to that Fund within the Trust. Other expenses which cannot be attributed to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds within the Trust. Class specific expenses are borne by each class.

Distributions

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. The amount and character of income and capital gains to be distributed are determined in accordance with applicable tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes.

3.	Fees and Transactions with Affiliates

Advisory Fee

Each Fund has entered into an Investment Advisory Agreement with SSGA FM. For its advisory services to the Funds, facilities furnished, and expenses borne by the Adviser, each Fund pays the Adviser a fee accrued daily and paid monthly at an annual rate of 0.05% of each Fund’s average daily net assets.

The Adviser is contractually obligated until April 30, 2017, to waive its management fee and/or to reimburse the Funds for expenses to the extent that Total Annual Operating Expenses (inclusive of acquired fund fees and expenses, but exclusive of nonrecurring account fees, extraordinary expenses, distribution, shareholder servicing, and sub-transfer agency fees) exceed 0.13% (prior to April 29, 2016, the Total Operating Expense was 0.17%) of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated prior to April 30, 2017 except with the approval of the Board.

Administrator, Sub Administrator and Custody Fees

SSGA FM serves as administrator and State Street Bank and Trust Company (“State Street”) an affiliate of the Adviser, serves as custodian and sub-administrator to the Funds. For its administration services, each Fund pays SSGA FM a fee at the annual rate of 0.05% of its average daily net assets. The fees are accrued daily and paid monthly. For its services as custodian, each Fund pays State Street an annual fee. SSGA FM pays State Street for its services as sub-administrator.

Transfer Agent Fees

Boston Financial Data Services (“BFDS”), a joint venture of DST Systems, Inc. and State Street Corporation, serves as transfer agent and dividend disbursing agent to the Funds. For these services, the Funds pay annual account services fees, activity-based fees, and charges related to compliance and regulatory services.

State Street Institutional Investment Trust

Notes to Financial Statements — (continued)

December 31, 2016

Distribution Fees

State Street Global Markets LLC (the “Distributor” or “SSGM”), an affiliate of the Adviser, serves as the distributor of the Funds. SSGM is a wholly owned subsidiary of State Street Corporation. The Funds have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act under which a Fund may compensate the Distributor (or others) for services in connection with the distribution of the Fund’s Class A shares and for services provided to shareholders in that class (the “Plan”). The Plan calls for payments at an annual rate (based on average daily net assets) of 0.25% of each Fund’s net assets attributable to its Class A shares. In addition to payments under the Plan, each Fund may reimburse SSGM or its affiliates for payments it makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement and the manner in which it is calculated are reviewed by the Trustees periodically.

Each Fund may also pay a sub-transfer agent fee at an annual rate of up to 0.20% of the Fund’s average daily net assets attributable to Class A and Class I for recordkeeping, shareholder servicing, or administrative services provided by financial intermediaries.

Due to Custodian

In certain circumstances, the Funds may have cash overdraft with the custodian. The Due to Custodian amount, if any, reflects cash overdrawn with State Street as custodian who is an affiliate of the Funds. As of December 31, 2016, the State Street Target Retirement 2060 Fund has a cash overdraft related to expense payments.

Contribution by Affiliate

On August 1, 2016, the transfer agent made a reimbursement of $794 to the State Street Target Retirement 2050 Fund in connection with a trade related matter.

4.	Trustees’ Fees

The fees and expenses of the Trust’s trustees, who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), are paid directly by the Funds. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance and industry seminars.

5.	Investment Transactions

Purchases and sales of investments (excluding short term investments) for the period ended December 31, 2016, were as follows:

	Other Securities
	Purchases	Sales
State Street Target Retirement Fund	$48,014,654	$15,454,596
State Street Target Retirement 2015 Fund	87,343,442	19,772,240
State Street Target Retirement 2020 Fund	220,069,586	40,421,339
State Street Target Retirement 2025 Fund	204,714,102	23,482,185
State Street Target Retirement 2030 Fund	195,688,001	23,786,573
State Street Target Retirement 2035 Fund	160,064,738	16,115,193
State Street Target Retirement 2040 Fund	116,843,465	14,329,546
State Street Target Retirement 2045 Fund	72,423,783	6,845,314

State Street Institutional Investment Trust

Notes to Financial Statements — (continued)

December 31, 2016

	Other Securities
	Purchases	Sales
State Street Target Retirement 2050 Fund	$44,215,825	$4,045,874
State Street Target Retirement 2055 Fund	16,451,689	1,425,268
State Street Target Retirement 2060 Fund	3,937,509	1,003,403

6.	Income Tax Information

The Funds have qualified and intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. Each Fund will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. Therefore, no provision for federal income tax is required.

The Funds file federal and various state and local tax returns as required. No income tax returns are currently under examination. The federal returns are subject to examination by the Internal Revenue Service for a period of three years from date of filing, while the state returns may remain open for an additional year depending upon jurisdiction. As of December 31, 2016, SSGA FM has analyzed each Fund’s tax positions taken on tax returns for all open years and does not believe there are any uncertain tax positions that would require recognition of a tax liability.

Distributions to shareholders are recorded on ex-dividend date. Income dividends and gain distributions are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles.

Certain capital accounts in the financial statements have been adjusted for permanent book-tax differences. These adjustments have no impact on net asset values or results of operations. Temporary book-tax differences will reverse in the future. These book-tax differences are primarily due to differing treatments for character of distributions, return of capital and wash sale loss deferrals.

The tax character of distributions paid during the year ended December 31, 2016, was as follows:

	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total
State Street Target Retirement Fund	$953,295	$65,818	$–	$1,019,113
State Street Target Retirement 2015 Fund	1,587,162	46,665	–	1,633,827
State Street Target Retirement 2020 Fund	3,889,047	321,856	–	4,210,903
State Street Target Retirement 2025 Fund	3,398,765	366,463	–	3,765,228
State Street Target Retirement 2030 Fund	3,476,519	409,936	–	3,886,455
State Street Target Retirement 2035 Fund	2,599,234	229,480	–	2,828,714
State Street Target Retirement 2040 Fund	2,172,277	338,757	–	2,511,034
State Street Target Retirement 2045 Fund	1,202,002	101,040	–	1,303,042
State Street Target Retirement 2050 Fund	750,637	72,716	–	823,353
State Street Target Retirement 2055 Fund	279,549	38,962	–	318,511
State Street Target Retirement 2060 Fund	83,460	12,624	–	96,084

State Street Institutional Investment Trust

Notes to Financial Statements — (continued)

December 31, 2016

The tax character of distributions paid during the year ended December 31, 2015 was as follows:

	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total
State Street Target Retirement Fund	$448,046	$19,571	$–	$467,617
State Street Target Retirement 2015 Fund	119,908	5,226	–	125,134
State Street Target Retirement 2020 Fund	1,223,102	40,374	–	1,263,476
State Street Target Retirement 2025 Fund	561,814	23,799	–	585,613
State Street Target Retirement 2030 Fund	1,000,231	37,662	–	1,037,893
State Street Target Retirement 2035 Fund	365,537	12,163	–	377,700
State Street Target Retirement 2040 Fund	689,472	19,971	–	709,443
State Street Target Retirement 2045 Fund	166,683	5,726	–	172,409
State Street Target Retirement 2050 Fund	116,785	3,895	–	120,680
State Street Target Retirement 2055 Fund	64,572	2,532	–	67,104
State Street Target Retirement 2060 Fund	17,136	1,248	–	18,384

At December 31, 2016, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryforwards	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)	Qualified Late-Year Losses	Total
State Street Target Retirement Fund	$3,562	$–	$111,403	$(695,138)	$–	$(580,173)
State Street Target Retirement 2015 Fund	69,720	–	112,848	(1,040,849)	–	(858,281)
State Street Target Retirement 2020 Fund	–	–	744,868	(2,006,452)	–	(1,261,584)
State Street Target Retirement 2025 Fund	125,912	–	786,920	(780,648)	–	132,184
State Street Target Retirement 2030 Fund	–	–	905,216	(168,821)	–	736,395
State Street Target Retirement 2035 Fund	43,601	–	746,304	679,341	–	1,469,246
State Street Target Retirement 2040 Fund	–	–	645,517	1,145,745	–	1,791,262
State Street Target Retirement 2045 Fund	–	–	371,810	1,030,803	–	1,402,613
State Street Target Retirement 2050 Fund	–	–	213,264	733,872	–	947,136
State Street Target Retirement 2055 Fund	–	–	79,228	218,489	–	297,717
State Street Target Retirement 2060 Fund	11,896	–	12,217	3,886	–	27,999

As of December 31, 2016, gross unrealized appreciation and gross unrealized depreciation of investments based on cost for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
State Street Target Retirement Fund	$57,081,103	$612,336	$1,307,474	$(695,138)
State Street Target Retirement 2015 Fund	73,883,769	536,935	1,577,784	(1,040,849)
State Street Target Retirement 2020 Fund	238,215,702	3,302,738	5,309,190	(2,006,452)
State Street Target Retirement 2025 Fund	209,272,823	3,436,658	4,217,306	(780,648)
State Street Target Retirement 2030 Fund	226,770,567	3,474,597	3,643,418	(168,821)
State Street Target Retirement 2035 Fund	165,194,872	3,279,674	2,600,333	679,341
State Street Target Retirement 2040 Fund	142,989,439	2,952,520	1,806,775	1,145,745
State Street Target Retirement 2045 Fund	76,103,081	1,957,164	926,361	1,030,803
State Street Target Retirement 2050 Fund	47,597,950	1,285,905	552,033	733,872
State Street Target Retirement 2055 Fund	18,792,895	422,782	204,293	218,489
State Street Target Retirement 2060 Fund	3,646,325	45,212	41,326	3,886

State Street Institutional Investment Trust

Notes to Financial Statements — (continued)

December 31, 2016

7.	Line of Credit

The Funds and other affiliated funds (each a “Participant” and, collectively, the “Participants”) participate in a $360 million revolving credit facility provided by a syndication of banks under which the Participants may borrow to fund shareholder redemptions. This agreement expires in October 2017 unless extended or renewed. Prior to October 13, 2016, the participants could borrow up to $360 million at any time outstanding, subject to asset coverage and other limitations as specified in the agreements.

The Participants are charged an annual commitment fee which is calculated based on the unused portion of the shared credit line. Commitment fees are allocated among each of the Participants based on relative net assets. Commitment fees are ordinary fund operating expenses. A Participant incurs and pays the interest expense related to its borrowing. Interest is calculated at a rate per annum equal to the sum of 1% plus the greater of the New York Fed Bank Rate and 1-month LIBOR rate. Prior to October 13, 2016, interest was calculated at a rate per annum equal to the sum of the New York Fed Bank Rate plus 1%.

The Funds had no outstanding loans during the period ended December 31, 2016.

8.	Risks

Concentration Risk

As a result of the Funds’ ability to invest a large percentage of their assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Funds’ investments more than if the Funds were more broadly diversified.

Market and Credit Risk

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the general economic conditions and fluctuations of the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

9.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date on which the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

State Street Institutional Investment Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of State Street Institutional Investment Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of State Street Target Retirement Fund, State Street Target Retirement 2015 Fund, State Street Target Retirement 2020 Fund, State Street Target Retirement 2025 Fund, State Street Target Retirement 2030 Fund, State Street Target Retirement 2035 Fund, State Street Target Retirement 2040 Fund, State Street Target Retirement 2045 Fund, State Street Target Retirement 2050 Fund, State Street Target Retirement 2055 Fund and State Street Target Retirement 2060 Fund (eleven of the funds constituting State Street Institutional Investment Trust) (the “Funds”) as of December 31, 2016, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Street Target Retirement Fund, State Street Target Retirement 2015 Fund, State Street Target Retirement 2020 Fund, State Street Target Retirement 2025 Fund, State Street Target Retirement 2030 Fund, State Street Target Retirement 2035 Fund, State Street Target Retirement 2040 Fund, State Street Target Retirement 2045 Fund, State Street Target Retirement 2050 Fund, State Street Target Retirement 2055 Fund and State Street Target Retirement 2060 Fund (eleven of the funds constituting State Street Institutional Investment Trust) at December 31, 2016, the results of their operations for the year then ended and the changes in their net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2017

State Street Institutional Investment Trust

Other Information

December 31, 2016 (Unaudited)

EXPENSE EXAMPLE

As a shareholder of a Fund, you incur two types of costs (1) transaction costs, including sales charges (loads), if applicable, on purchase payments, reinvested dividends, or other distributions and (2) ongoing costs, including advisory fees and to the extent applicable, distribution (12b-1) and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from July 1, 2016 to December 31, 2016.

The table below illustrates your Fund’s cost in two ways:

•

Based on actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period”.

•

Based on hypothetical 5% return – This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales load charges (loads). Therefore, the hypothetical 5% return section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		Actual		Hypothetical (assuming a 5% return before expenses)
	Annualized Expense Ratio(a)	Ending Account Value	Expenses Paid During Period(b)	Ending Account Value	Expenses Paid During Period(b)
State Street Target Retirement Fund
Class A	0.16%	$1,009.90	$0.81	$1,024.30	$0.81
Class I	(0.09)	1,011.40	(0.46)	1,025.60	(0.46)
Class K	(0.07)	1,010.40	(0.35)	1,025.50	(0.36)
State Street Target Retirement 2015 Fund
Class A	0.24	1,015.40	1.22	1,023.90	1.22
Class I	0.01	1,016.90	0.05	1,025.10	0.05
Class K	(0.01)	1,016.90	(0.05)	1,025.20	(0.05)

State Street Institutional Investment Trust

Other Information — (continued)

December 31, 2016 (Unaudited)

		Actual		Hypothetical (assuming a 5% return before expenses)
	Annualized Expense Ratio(a)	Ending Account Value	Expenses Paid During Period(b)	Ending Account Value	Expenses Paid During Period(b)
State Street Target Retirement 2020 Fund
Class A	0.26%	$1,025.50	$1.32	$1,023.80	$1.32
Class I	0.12	1,027.10	0.61	1,024.50	0.61
Class K	0.01	1,027.10	0.05	1,025.10	0.05
State Street Target Retirement 2025 Fund
Class A	0.29	1,032.80	1.48	1,023.70	1.48
Class I	0.10	1,034.40	0.51	1,024.60	0.51
Class K	0.04	1,034.40	0.20	1,024.90	0.20
State Street Target Retirement 2030 Fund
Class A	0.30	1,038.90	1.54	1,023.60	1.53
Class I	0.11	1,038.50	0.56	1,024.60	0.56
Class K	0.05	1,038.40	0.26	1,024.90	0.25
State Street Target Retirement 2035 Fund
Class A	0.31	1,043.80	1.59	1,023.60	1.58
Class I	0.13	1,044.40	0.67	1,024.50	0.66
Class K	0.06	1,044.30	0.31	1,024.80	0.31
State Street Target Retirement 2040 Fund
Class A	0.30	1,050.50	1.55	1,023.60	1.53
Class I	0.15	1,051.00	0.77	1,024.40	0.76
Class K	0.05	1,050.00	0.26	1,024.90	0.25
State Street Target Retirement 2045 Fund
Class A	0.30	1,053.20	1.55	1,023.60	1.53
Class I	0.09	1,054.80	0.46	1,024.70	0.46
Class K	0.05	1,054.80	0.26	1,024.90	0.25
State Street Target Retirement 2050 Fund
Class A	0.30	1,053.40	1.55	1,023.60	1.53
Class I	0.18	1,056.10	0.93	1,024.20	0.92
Class K	0.05	1,055.10	0.26	1,024.90	0.25
State Street Target Retirement 2055 Fund
Class A	0.30	1,053.30	1.55	1,023.60	1.53
Class I	0.05	1,054.80	0.26	1,024.90	0.25
Class K	0.05	1,054.90	0.26	1,024.90	0.25
State Street Target Retirement 2060 Fund
Class A	0.31	1,052.70	1.60	1,023.60	1.58
Class I	0.06	1,054.20	0.31	1,024.80	0.31
Class K	0.06	1,053.20	0.31	1,024.80	0.31

(a)	The Annualized Expense Ratio does not reflect acquired fund fees and expenses. If acquired fund fees and expenses were included, expenses would be higher.

(b)

Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value of the period, multiplied by 184, then divided by 366. Includes amounts waived, reimbursed and/or other credits. Without the waiver, reimbursement and/or other credits, expenses would have been higher.

State Street Institutional Investment Trust

Other Information — (continued)

December 31, 2016 (Unaudited)

Tax Information

For federal tax income tax purposes, the following information is furnished with respect to the distributions from the Funds for the fiscal year ended December 31, 2016.

Percentage of distributions which qualify for the corporate dividends received deduction:

Percentage
State Street Target Retirement Fund	15.36%
State Street Target Retirement 2015 Fund	14.45
State Street Target Retirement 2020 Fund	24.83
State Street Target Retirement 2025 Fund	29.10
State Street Target Retirement 2030 Fund	35.09
State Street Target Retirement 2035 Fund	36.04
State Street Target Retirement 2040 Fund	39.50
State Street Target Retirement 2045 Fund	38.71
State Street Target Retirement 2050 Fund	38.60
State Street Target Retirement 2055 Fund	40.52
State Street Target Retirement 2060 Fund	21.97

Qualified Dividend Income

A portion of dividends distributed by the Funds during the fiscal year ended December 31, 2016, are considered qualified dividend income, and are eligible for reduced tax rates. These lower rates range from 5% to 20% depending on the individual’s tax bracket. These amounts are noted below:

Amount
State Street Target Retirement Fund	$246,793
State Street Target Retirement 2015 Fund	398,272
State Street Target Retirement 2020 Fund	1,670,425
State Street Target Retirement 2025 Fund	1,801,756
State Street Target Retirement 2030 Fund	2,178,781
State Street Target Retirement 2035 Fund	1,717,911
State Street Target Retirement 2040 Fund	1,565,965
State Street Target Retirement 2045 Fund	857,078
State Street Target Retirement 2050 Fund	533,459
State Street Target Retirement 2055 Fund	209,117
State Street Target Retirement 2060 Fund	38,187

State Street Institutional Investment Trust

Other Information — (continued)

December 31, 2016 (Unaudited)

Long term capital gains dividends were paid from the following Funds during the year ended December 31, 2016:

Amount
State Street Target Retirement Fund	$65,818
State Street Target Retirement 2015 Fund	46,665
State Street Target Retirement 2020 Fund	321,856
State Street Target Retirement 2025 Fund	366,463
State Street Target Retirement 2030 Fund	409,936
State Street Target Retirement 2035 Fund	229,480
State Street Target Retirement 2040 Fund	338,757
State Street Target Retirement 2045 Fund	101,040
State Street Target Retirement 2050 Fund	72,716
State Street Target Retirement 2055 Fund	38,962
State Street Target Retirement 2060 Fund	12,624

Foreign Tax Credit

The Funds have made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Funds to its shareholders. For the year ended December 31, 2016, the total amount of foreign taxes that will be passed through are:

Amount
State Street Target Retirement Fund	$7,628
State Street Target Retirement 2015 Fund	12,960
State Street Target Retirement 2020 Fund	58,583
State Street Target Retirement 2025 Fund	66,525
State Street Target Retirement 2030 Fund	82,555
State Street Target Retirement 2035 Fund	65,925
State Street Target Retirement 2040 Fund	60,938
State Street Target Retirement 2045 Fund	33,793
State Street Target Retirement 2050 Fund	21,034
State Street Target Retirement 2055 Fund	8,256
State Street Target Retirement 2060 Fund	1,507

State Street Institutional Investment Trust

Other Information — (continued)

December 31, 2016 (Unaudited)

The amount of foreign source income earned on the following Funds during the year ended December 31, 2016 were as follows:

Amount
State Street Target Retirement Fund	$89,785
State Street Target Retirement 2015 Fund	152,541
State Street Target Retirement 2020 Fund	689,509
State Street Target Retirement 2025 Fund	782,983
State Street Target Retirement 2030 Fund	971,652
State Street Target Retirement 2035 Fund	775,923
State Street Target Retirement 2040 Fund	717,223
State Street Target Retirement 2045 Fund	397,733
State Street Target Retirement 2050 Fund	247,560
State Street Target Retirement 2055 Fund	97,173
State Street Target Retirement 2060 Fund	17,737

Proxy Voting Policies and Procedures and Record

A description of the Trust’s proxy voting policies and procedures that are used by the Funds’ investment adviser to vote proxies relating to the Funds’ portfolio of securities are available (i) without charge, upon request by calling 1-800-997-7327 (toll free) or (ii) on the website of the U.S. Securities and Exchange Commission, at www.sec.gov.

Information regarding how the investment adviser voted for the prior 12-months period ended June 30 is available by August 31 of each year by calling the same number and on the SEC’s website, at www.sec.gov, and on the Funds’ website at www.ssgafunds.com.

Quarterly Portfolio Schedule

The Portfolios file a complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on the Form N-Q is available upon request, without charge, by calling 1-800-997-7327 (toll free) and on the Funds’ website at www.ssgafunds.com.

State Street Institutional Investment Trust

Other Information — (continued)

December 31, 2016 (Unaudited)

Trustees and Officers Information

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
Independent Trustees
Michael F. Holland c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1944	Trustee and Co-Chairman of the Board	Term: Indefinite Elected: 7/99	Chairman, Holland & Company L.L.C. (investment adviser) (1995 – present).	72	Director, the Holland Series Fund, Inc.; Director, The China Fund, Inc.; Director, The Taiwan Fund, Inc.; Director, Reaves Utility Income Fund, Inc.; and Director, Blackstone/GSO Loans (and Real Estate) Funds.
Patrick J. Riley c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1948	Trustee and Co-Chairman of the Board	Term: Indefinite Elected: 1/14	2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); 1998 to Present, Independent Director, State Street Global Advisers Ireland, Ltd. (investment company); 1998 to Present, Independent Director, SSGA Liquidity plc (formerly, SSGA Cash Management Fund plc); January 2009 to Present, Independent Director, SSGA Fixed Income plc; and January 2009 to Present, Independent Director, SSGA Qualified Funds PLC.	78	Board Director and Chairman, SPDR Europe 1PLC Board (2011 –Present); Board Director and Chairman, SPDR Europe II, PLC (2013 – Present).
William L. Boyan (1) c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1937	Trustee and Co-Chairman of the Valuation Committee	Term: Indefinite Elected: 7/99	President and Chief Operations Officer, John Hancock Financial Services (1959 – 1999). Mr. Boyan retired in 1999.	78	Chairman Emeritus, Children’s Hospital, Boston, MA (1984 – 2011); Former Trustee of Old Mutual South Africa Master Trust (investments) (1995 – 2008); Former Chairman, Boston Plan For Excellence, Boston Public Schools (1995 – 2010); Member of Advisory Board of Florida Atlantic University Lifelong Learning Society.
William L. Marshall c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1942	Trustee and Co-Chairman of the Audit Committee	Term: Indefinite Elected: 1/14	July 2016 to Present, Chief Executive Officer and Chief Compliance Officer, The Marshall Financial Group, Inc; 2015 to present, Board member, The Doylestown Health Foundation Board; April 2011 to June 2016, Chairman (until April 2011, Chief Executive Officer and President), Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Financial Planners Association.	78

State Street Institutional Investment Trust

Other Information — (continued)

December 31, 2016 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
Richard D. Shirk c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1945	Trustee and Co-Chairman of the Qualified Legal and Compliance Committee	Term: Indefinite Elected: 1/14	March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired); 1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare); 1998 to December 2008, Chairman, Board Member and December 2008 to Present, Investment Committee Member, Healthcare Georgia Foundation (private foundation); September 2002 to 2012, Lead Director and Board Member, Amerigroup Corp. (managed health care); 1999 to 2013, Board Member and (since 2001) Investment Committee Member, Woodruff Arts Center; 2003 to 2009, Trustee, Gettysburg College; Board member, AeroCare Holdings (privately held healthcare services company) (February 2003 – Present); Board member, Regenesis Biomedical (health care services) (April 2012 – present), Chairman, (January 2014 – present).	78
Rina K. Spence c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1948	Trustee and Co-Chairman of the Qualified Legal and Compliance Committee and Co-Chairman of the Governance Committee	Term: Indefinite Elected: 7/99	President of SpenceCare International LLC (international healthcare consulting) (1999 – present); Chief Executive Officer, IEmily.com (health internet company) (2000 – 2001); Chief Executive Officer of Consensus Pharmaceutical, Inc. (1998 – 1999); Founder, President and Chief Executive Officer of Spence Center for Women’s Health (1994 – 1998); President and CEO, Emerson Hospital (1984 – 1994); Honorary Consul for Monaco in Boston (2015 – present).	78	Trustee, Eastern Enterprise (utilities) (1988 – 2000); Director, Berkshire Life Insurance Company of America (1993 – 2009).
Bruce D. Taber c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1943	Trustee and Co-Chairman of the Valuation Committee and Co-Chairman of the Governance Committee	Term: Indefinite Elected: 1/14	1999 to Present, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); Until December 2008, Independent Director, SSGA Cash Management Fund plc; Until December 2008, Independent Director, State Street Global Advisers Ireland, Ltd. (investment companies); and Until August 1994, President, Alonzo B. Reed, Inc., (a Boston architect-engineering firm).	72

State Street Institutional Investment Trust

Other Information — (continued)

December 31, 2016 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
Douglas T. Williams c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1940	Trustee and Co-Chairman of the Audit Committee	Term: Indefinite Elected: 7/99	Retired Executive Vice President and member of Executive Committee, Chase Manhattan Bank (1987 – 1999); President, Boston Stock Exchange Depository Trust Company, 1981 – 1982; Treasurer, Nantucket Educational Trust, (2002 – 2007).	78
Michael A. Jessee c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1946	Trustee	Term: Indefinite Appointed: 7/16	Retired; formerly, President and Chief Executive Officer of the Federal Home Loan Bank of Boston (1989 – 2009); Trustee, Randolph-Macon College (2004 – 2016).	78
Interested Trustee(2)
James E. Ross SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1965	Trustee	Term: Indefinite Appointed: 2/07	Executive Vice President; State Street Global Advisors (2006 – present); Chairman and Director, SSGA Funds Management, Inc. (2012 – present); Principal, State Street Global Advisors (2006 – present); President, SSGA Funds Management, Inc. (2005 – 2012).	265	SSGA SPDR ETFs Europe I plc (Director) (November 2016 – present); SSGA SPDR ETFs Europe II plc (Director) (November 2016 – present).

(1)	Mr. Boyan retired as a Trustee of the Trust effective February 16, 2017.

(2)	Mr. Ross is an Interested Trustee because of his employment by SSGA Funds Management, Inc., an affiliate of the Trust.

†	For the purpose of determining the number of portfolios overseen by the Trustees, “Fund Complex” comprises registered investment companies for which SSGA Funds Management, Inc. serves as investment adviser.

The following lists the principal officers for the Trust, as well as their mailing addresses and ages, positions with the Trust and length of time served, and present and principal occupations:

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Officers:
Ellen M. Needham SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1967	President	Term: Indefinite Elected: 10/12	President and Director, SSGA Funds Management, Inc. (2001 – present)*; Senior Managing Director, State Street Global Advisors (1992 – present).*
Bruce S. Rosenberg SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1961	Treasurer	Term: Indefinite Elected: 2/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 – present); Director, Credit Suisse (April 2008 – July 2015).
Ann M. Carpenter SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1966	Vice President and Deputy Treasurer	Term: Indefinite Elected: 10/12 Term: Indefinite Elected: 2/16	Chief Operating Officer, SSGA Funds Management, Inc. (2005 – present)*; Managing Director, State Street Global Advisors (2005 – present).*

State Street Institutional Investment Trust

Other Information — (continued)

December 31, 2016 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Chad C. Hallett SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1969	Deputy Treasurer	Term: Indefinite Elected: 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 – present); Vice President, State Street Bank and Trust Company (2001 – November 2014).*
Darlene Anderson-Vasquez SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1968	Deputy Treasurer	Term: Indefinite Elected: 11/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016 – present); Senior Vice President, John Hancock Investments (September 2007 – May 2016).
Sujata Upreti SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1974	Assistant Treasurer	Term: Indefinite Elected: 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (May 2015 – present); Assistant Director, Cambridge Associates, LLC (July 2014 – January 2015); Vice President, Bank of New York Mellon (July 2012 – August 2013); Manager, PricewaterhouseCoopers, LLP (September 2009 – July 2012).
Daniel Foley SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1972	Assistant Treasurer	Term: Indefinite Elected: 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (April 2007 – present).*
Brian Harris SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1973	Chief Compliance Officer and Code of Ethics Compliance Officer	Term: Indefinite Elected: 11/13 Term: Indefinite Elected: 9/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (2013 – Present)*; Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (September 2010 to May 2013); Director of Compliance, AARP Financial Inc. (July 2008 to August 2010).
Joshua A. Weinberg SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1978	Chief Legal Officer	Term: Indefinite Elected: 2/15	Vice President and Managing Counsel, State Street Global Advisors (2011 – present); Clerk, SSGA Funds Management, Inc. (2013 – present); Associate, Financial Services Group, Dechert LLP (2005 – 2011).
Jesse D. Hallee State Street Bank and Trust Company 100 Summer Street, 7th Floor Boston, MA 02111 YOB: 1976	Secretary	Term: Indefinite Elected: 9/16	Vice President and Managing Counsel, State Street Bank and Trust Company (2013 – present); Vice President and Counsel, Brown Brothers Harriman & Co. (2007 – 2013).
Khimmara Greer State Street Bank and Trust Company 100 Summer Street, 7th Floor Boston, MA 02111 YOB: 1983	Assistant Secretary	Term: Indefinite Elected: 5/16	Vice President and Counsel, State Street Bank and Trust Company (2015 – present); Regulatory Advisor, JPMorgan (2014 – 2015); Claims Case Manager, Liberty Mutual Insurance (2012 – 2014); Contract Attorney, Various Law Firms (2011 – 2012).

*	Served in various capacities and/or with various affiliated entities during noted time period.

Statement of Additional Information (SAI) includes additional information about Funds’ directors and is available, without charge, upon request and by calling 1-800-997-7327.

Trustees

Michael F. Holland

William L. Marshall

Patrick J. Riley

James E. Ross

Richard D. Shirk

Rina K. Spence

Bruce D. Taber

Douglas T. Williams

Michael A. Jessee

Investment Adviser and Administrator

SSGA Funds Management, Inc.

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Custodian and Sub-Administrator

State Street Bank and Trust Company

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

Legal Counsel

Ropes & Gray LLP

800 Boylston Street

Boston, MA 02199

Transfer Agent

Boston Financial Data Services

2000 Crown Colony Drive

North Quincy, MA 02169

Distributor

State Street Global Markets LLC

State Street Financial Center

One Lincoln Street

Boston, MA 02111

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

State Street Institutional Investment Trust
State Street Bank and Trust Company
P.O. Box 5049	SSIITTRAR
Boston, MA 02206	IBG-22810

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-800-997-7327 or visiting www.ssgafunds.com. Please read the prospectus carefully before you invest.

Annual Report

31 December 2016

State Street Institutional Investment Trust

State Street Equity 500 Index Fund

State Street Equity 500 Index II Portfolio

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-800-997-7327 or visiting www.ssgafunds.com. Please read the prospectus carefully before you invest.

State Street Institutional Investment Trust

Annual Report

December 31, 2016

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-800-997-7327 or visiting www.ssgafunds.com. Please read the prospectus carefully before you invest.

State Street Institutional Investment Trust

State Street Equity 500 Index Fund

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

The investment objective of the State Street Equity 500 Index Fund (the “Fund”) is to replicate as closely as possible, before expenses, the performance of the Standard & Poor’s 500 Index (the “S&P 500” or the “Index”). The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in the State Street Equity 500 Index II Portfolio.

For the Reporting Period, the total return for the Fund’s Administrative Shares was 11.75%, and the total return for the Index was 11.96%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. The expenses of managing the Fund, cash drag and small security misweights compared to the Index contributed to the difference between the Fund’s performance and that of the Index.

The opening month of 2016 was anything but reassuring for global investors as growth assets sold off aggressively the first two weeks of the year on a mosaic of uncertainties persisting from 2015. Among the drivers of this selloff was a series of conflicting messages from China’s policy makers in both equity and currency markets. Looking at the year to date return for the Index at the end of the first quarter of 2016, performance of +1.4% could mistakenly indicate an uneventful time period in financial markets. That modest absolute outcome of course belies an aggressive selloff in global equities to open the year that took the Index down 6% during the first week of 2016, the worst opening week on record, and to an eventual decline of more than 10% for the year through February 11th. The Fund finished the first quarter of 2016 with performance of +1.28%.

As the second quarter of 2016 opened, the “reflation trade” that commenced in mid-February and closed out the end of the first quarter of 2016 continued apace in April with growth assets broadly posting positive returns, though with some signs of consolidation towards the end of the month. The second quarter posted a gain of 2.42% for the Fund, marking a return of 3.73% for the Fund’s first half of the year.

Global markets entered the third quarter riding the tailwind of an aggressive snap back rally following the surprising June 23rd U.K. referendum vote in favor of leaving the European Union. After world markets declined in the two days following the referendum, they turned around and surpassed the drop through the end of July. The improved tone was enough to propel the Index to a new all-time high, surpassing the previous high set 14 months earlier in May of 2015. In contrast to August of 2015, when global equity markets witnessed their most volatile month since 2011, markets demonstrated an air of complacency in August 2016. In fact, the Index did not experience a daily price move of greater than 1%, up or down, between July 8th and September 8th. Using 30 day realized volatility as a measure, it was chronicled by the Wall Street Journal on August 23rd that the 30 preceding trading days had been the least volatile for the Index in over two decades. It was perhaps no coincidence that the relative stability markets exhibited in August occurred during a month in which the central banking calendar was relatively light. Following this, September was a relatively flat month and the Fund ended up 7.63% year-to-date through September 30.

As the final quarter of 2016 commenced, October provided investors few places to avoid negative returns as both safe haven investments and riskier growth assets came under pressure during the month. In a year notable for unexpected challenges to the established political order, November 8th, 2016 delivered another entry to that ledger in the largely unanticipated victory of Donald Trump over Hillary Clinton to close out

1

State Street Institutional Investment Trust

State Street Equity 500 Index Fund

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) — (continued)

the highly contentious U.S. presidential election campaign. The initial reaction in overnight financial markets as the surprising election results were reported was a sharp risk-off trade suggesting considerable concern among unwitting investors. To-wit, from 10:00 p.m. EST when the first hints of the unexpected election outcome began to resonate, to midnight when the election outcome was all but certain, futures on the Index declined nearly 6%, the 10 year U.S. Treasury Yield plunged nearly 20 basis points and the common risk haven gold surged 5%. About the time Donald Trump made what was broadly judged to be a conciliatory acceptance speech, all these markets performed an abrupt about face, sending the Index to a gain of more than 1%, gold prices lower and bond yields higher when all was said and done on November 9th . Far from a one day relief rally, the trading days following the election saw a persistent rise in growth assets, a sharp rise in U.S. Treasury yields and a thirteen year high in the broad U.S. dollar Index reached in late November – a trend that would continue through the end of the year. For the fourth quarter of the 2016, the Fund performed up 3.83%.

On an individual security level, the top positive contributors to the Fund’s performance were: Exxon Mobil Corporation, AT&T, Inc. and JPMorgan Chase & Co. The top negative contributors to the Fund’s performance were: Alexion Pharmaceuticals, Inc., Gilead Sciences, Inc. and Allergan plc.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions, and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

2

State Street Institutional Investment Trust

State Street Equity 500 Index Fund

Administrative Shares

Performance Summary (Unaudited)

Growth of a $10,000 Investment (a)

Investment Performance (a)

As of December 31, 2016

	Total Return One Year Ended December 31, 2016	Average Annual Total Return Five Years Ended December 31, 2016	Average Annual Total Return Ten Years Ended December 31, 2016

State Street Equity 500 Index Fund Administrative Shares	11.75%	14.39%	6.75%

State Street Equity 500 Index Fund Service Shares(b)	11.65%	14.27%	6.64%

State Street Equity 500 Index Fund R Shares(c)	11.26%	13.85%	6.27%

State Street Equity 500 Index Fund Class A(d )	11.42%	14.07%	6.45%

State Street Equity 500 Index Fund Class I(e)	11.75%	14.36%	6.72%

State Street Equity 500 Index Fund Class K(f)	11.92%	14.46%	6.78%

S&P 500® Index(g)	11.96%	14.66%	6.95%

(a)

Total returns and performance graph information represent past performance and are not indicative of future results, which may be lower or higher than performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor’s share, when redeemed, may be worth more or less than its original cost. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions, sales, or the redemption of fund shares.

3

(b)

NAV Performance shown for the periods prior to the inception of Service shares on March 10, 2003 reflects the historical performance of the fund’s Administrative Shares adjusted to reflect the higher expenses Service shares, estimated for their first year of operations, including applicable 12b-1 fees.

(c)

NAV Performance shown for the periods prior to the inception of Class R shares on June 7, 2005 reflects the historical performance of the fund’s Administrative Shares adjusted to reflect the higher expenses of Class R shares, estimated for their first year of operations, including applicable 12b-1 fees.

(d)

NAV Performance shown for the periods prior to the inception of Class A shares on September 17, 2014 reflects the historical performance of the fund’s Administrative Shares adjusted to reflect the higher expenses of Class A shares, estimated for their first year of operations, including applicable 12b-1 fees.

(e)

NAV Performance shown for the periods prior to the inception of Class I shares on September 17, 2014 reflects the historical performance of the fund’s Administrative Shares adjusted to reflect the higher expenses of Class I shares, estimated for their first year of operations, including applicable 12b-1 fees.

(f)

NAV Performance shown for the periods prior to the inception of Class K shares on September 17, 2014, reflect the historical performance of the fund’s Administrative shares. Had the fund’s Class K fees been reflected, the returns shown for those periods would have been higher.

(g)

The Standard & Poor’s 500 Composite Stock Price Index (“S&P 500® Index”) is an unmanaged capitalization-weighted index of 500 widely held stocks recognized by investors to be representative of the stock market in general. It is not possible to invest directly in the S&P 500® Index.

Line graph is based on cumulative total return

4

State Street Institutional Investment Trust

State Street Equity 500 Index Fund

Statement of Assets and Liabilities

December 31, 2016

Assets
Investment in State Street Equity 500 Index II Portfolio	$822,918,998
Receivable for fund shares sold	3,845,936
Prepaid expenses and other assets	1,878

Total assets	826,766,812

Liabilities
Payable for investments purchased	3,348,751
Payable for fund shares repurchased	466,778
Advisory fee payable (Note 4)	32,286
Custodian fees payable (Note 4)	2,449
Administration fees payable (Note 4)	32,905
Distribution fees payable (Note 4)	83,474
Transfer agent fees payable (Note 4)	25,206
Sub-transfer agent fee payable (Note 4)	3,500
Registration and filing fees payable	11,949
Professional fees payable	24,485
Printing and postage fees payable	25,217

Total liabilities	4,057,000

Net Assets	$822,709,812

Net Assets Consist of:
Paid-in Capital	$746,686,794
Accumulated net realized gain (loss) on investment	4,139,999
Net unrealized appreciation (depreciation) on:
Investments	71,883,019

Net Assets	$822,709,812

Administrative Shares
Net Assets	$277,140,803
Shares outstanding	14,720,531

Net asset value, offering and redemption price per share	$18.83

Service Shares
Net Assets	$124,590,951
Shares outstanding	6,623,695

Net asset value, offering and redemption price per share	$18.81

See accompanying notes to financial statements and financial statements of the corresponding Portfolio.

5

State Street Institutional Investment Trust

State Street Equity 500 Index Fund

Statement of Assets and Liabilities — (continued)

December 31, 2016

Class R Shares
Net Assets	$39,085,579
Shares outstanding	2,077,392

Net asset value, offering and redemption price per share	$18.81

Maximum sales charge	5.25%
Maximum offering price per share	$19.85

Class A Shares
Net Assets	$7,508,717
Shares outstanding	398,716

Net asset value, offering and redemption price per share	$18.83

Maximum sales charge	5.25
Maximum offering price per share	$19.87

Class I Shares
Net Assets	$4,468,988
Shares outstanding	237,259

Net asset value, offering and redemption price per share	$18.84

Class K Shares
Net Assets	$369,914,774
Shares outstanding	19,644,768

Net asset value, offering and redemption price per share	$18.83

Cost of Investments:
Investment in State Street Equity 500 Index II Portfolio	$751,035,979

Shares of State Street Equity 500 Index II Portfolio	72,696,025

See accompanying notes to financial statements and financial statements of the corresponding Portfolio.

6

State Street Institutional Investment Trust

State Street Equity 500 Index Fund

Statement of Operations

For the Year Ended December 31, 2016

Investment Income
Interest income	$10
Dividend income from corresponding portfolio (Note 2)	12,893,623

Total Investment Income (loss)	12,893,633

Expenses
Advisory fee (Note 4)	130,694
Administration fees (Note 4)	347,548
Distribution fees (Note 4)
Administrative Shares	399,453
Service Shares	268,969
Class R Shares	226,943
Class A Shares	7,000
Custodian fees (Note 4)	11,775
Trustees’ fees and expenses (Note 5)	18,575
Transfer agent fees (Note 4)	111,964
Sub-transfer agent fee (Note 4)	6,453
Registration and filing fees	66,343
Professional fees	42,320
Printing and postage fees	65,370
Insurance expense	5,429
Miscellaneous expenses	3,513

Total expenses	1,712,349

Expenses waived/reimbursed by the Adviser (Note 4)	(605,109)

Net expenses	1,107,240

Net Investment Income (Loss)	11,786,393

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment in State Street Equity 500 Index II Portfolio	(702,808)
Capital gain distributions from State Street Equity 500 Index II Portfolio	5,638,277

Net realized gain (loss)	4,935,469

Net change in unrealized appreciation/depreciation on:
Investment in State Street Equity 500 Index II Portfolio	62,316,120

Net change in unrealized appreciation/depreciation	62,316,120

Net realized and unrealized gain (loss)	67,251,589

Net Increase (Decrease) in Net Assets from Operations	$79,037,982

See accompanying notes to financial statements and financial statements of the corresponding Portfolio.

7

State Street Institutional Investment Trust

State Street Equity 500 Index Fund

Statements of Changes in Net Assets

	Year Ended 12/31/16	Year Ended 12/31/15
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$11,786,393	$7,607,546
Net realized gain (loss)	4,935,469	8,034,218
Net change in unrealized appreciation/depreciation	62,316,120	(11,631,751)

Net increase (decrease) in net assets resulting from operations	79,037,982	4,010,013

Distributions to Shareholders from:
Net investment income
Administrative Shares	(4,106,875)	(4,364,601)
Service Shares	(1,701,356)	(1,622,598)
Class R Shares	(400,997)	(461,399)
Class A Shares	(88,337)	(829)
Class I Shares	(61,548)	(827)
Class K Shares	(5,971,211)	(1,121,491)

Total distributions from net investment income	(12,330,324)	(7,571,745)

Net realized gain on investments
Administrative Shares	(1,128,485)	–
Service Shares	(501,839)	–
Class R Shares	(159,133)	–
Class A Shares	(30,530)	–
Class I Shares	(17,511)	–
Class K Shares	(1,488,503)	–

Total distributions from net realized gain on investments	(3,326,001)	–

Total distributions to shareholders	(15,656,325)	–

From Beneficial Interest Transactions:
Administrative Shares
Shares sold	21,875,613	41,802,550
Reinvestment of distributions	5,235,360	4,364,601
Shares redeemed	(36,273,233)	(31,463,427)

Net increase (decrease) from capital share transactions	(9,162,260)	14,703,724

Service Shares
Shares sold	15,822,923	17,158,854
Reinvestment of distributions	2,203,195	1,622,598
Shares redeemed	(8,529,710)	(39,708,683)

Net increase (decrease) from capital share transactions	9,496,408	(20,927,231)

Class R Shares
Shares sold	7,132,413	10,803,830
Reinvestment of distributions	560,130	461,399
Shares redeemed	(9,967,450)	(14,403,865)

Net increase (decrease) from capital share transactions	(2,274,907)	(3,138,636)

See accompanying notes to financial statements and financial statements of the corresponding Portfolio.

8

State Street Institutional Investment Trust

State Street Equity 500 Index Fund

Statements of Changes in Net Assets — (continued)

	Year Ended 12/31/16	Year Ended 12/31/15
Class A Shares
Shares sold	$7,221,028	$9,470
Reinvestment of distributions	117,809	–
Shares redeemed	(19,080)	–

Net increase (decrease) from capital share transactions	7,319,757	9,470

Class I Shares
Shares sold	4,380,131	–
Reinvestment of distributions	78,024	–
Shares redeemed	(57,378)	–

Net increase (decrease) from capital share transactions	4,400,777	–

Class K Shares
Shares sold	308,312,508	61,692,390
Reinvestment of distributions	7,309,089	1,120,561
Shares redeemed	(31,860,973)	(3,875)

Net increase (decrease) from capital share transactions	283,760,624	62,809,076

Net Increase (Decrease) in Net Assets from Beneficial Interest Transactions	293,540,399	53,456,403

Net Increase (Decrease) in Net Assets During the Period	356,922,056	49,894,671

Net Assets at Beginning of Period	465,787,756	415,893,085

Net Assets at End of Period	$822,709,812	$465,787,756

Undistributed (distribution in excess of) net investment income (loss)	$–	$–

Shares of Beneficial Interest:
Administrative Shares
Shares sold	1,230,543	2,410,360
Reinvestment of distributions	275,111	251,852
Shares redeemed	(1,992,281)	(1,827,428)

Net increase (decrease) from share transactions	(486,627)	834,784

Service Shares
Shares sold	892,147	992,013
Reinvestment of distributions	115,896	93,683
Shares redeemed	(491,370)	(2,306,875)

Net increase (decrease) from share transactions	516,673	(1,221,179)

Class R Shares
Shares sold	406,522	620,202
Reinvestment of distributions	29,450	26,640
Shares redeemed	(564,687)	(825,254)

Net increase (decrease) from share transactions	(128,715)	(178,412)

Class A Shares
Shares sold	390,086	547
Reinvestment of distributions	6,191	–
Shares redeemed	(1,049)	–

Net increase (decrease) from share transactions	395,228	547

See accompanying notes to financial statements and financial statements of the corresponding Portfolio.

9

State Street Institutional Investment Trust

State Street Equity 500 Index Fund

Statements of Changes in Net Assets — (continued)

	Year Ended 12/31/16	Year Ended 12/31/15
Class I Shares
Shares sold	$233,255	$–
Reinvestment of distributions	4,098	–
Shares redeemed	(3,035)	–

Net increase (decrease) from share transactions	234,318	–

Class K Shares
Shares sold	17,379,691	3,547,720
Reinvestment of distributions	384,082	64,623
Shares redeemed	(1,734,066)	(223)

Net increase (decrease) from share transactions	16,029,707	3,612,120

See accompanying notes to financial statements and financial statements of the corresponding Portfolio.

10

State Street Institutional Investment Trust

State Street Equity 500 Index Fund

Financial Highlights

Selected data for a share outstanding throughout each period

	Administrative Shares
	Year Ended 12/31/16		Year Ended 12/31/15		Year Ended 12/31/14		Year Ended 12/31/13		Year Ended 12/31/12
Net asset value, beginning of period	$17.17		$17.27		$15.50		$11.94		$10.51

Income (loss) from investment operations:
Net investment income (loss)(a)	0.26		0.31		0.29		0.26		0.24
Net realized and unrealized gain (loss)	1.76		(0.12)		1.79		3.56		1.42

Total from investment operations	2.02		0.19		2.08		3.82		1.66

Distributions to shareholders from:
Net investment income	(0.28)		(0.29)		(0.31)		(0.26)		(0.23)
Net realized gains	(0.08)		–		–		–		–

Total distributions	(0.36)		(0.29)		(0.31)		(0.26)		(0.23)

Net asset value, end of period	$18.83		$17.17		$17.27		$15.50		$11.94

Total return(b)	11.75%		1.08%		13.41%		31.97%		15.84%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$277,141		$261,038		$248,180		$230,330		$185,918
Ratios to average net assets:(c)
Total expenses	0.27	%(e)	0.31	%(e)	0.30	%(d)	0.25%		0.25%
Net expenses	0.18	%(e)	0.18	%(e)	0.23	%(d)	0.25%		0.25%
Net investment income (loss)	1.48%		1.76%		1.78%		1.84%		2.06%
Portfolio turnover rate	5	%(h)	5	%(h)	4	%(f)	4	%(g)	9	%(g)

(a)	Net investment income per share is calculated using the average shares method.

(b)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.

(c)	Prior to August 11, 2014, the per shares amounts and percentages included the Fund’s proportionate share of income and expenses of the State Street Equity 500 Index Portfolio.

(d)

Ratio includes expenses allocated from the State Street Equity 500 Index Portfolio from 1/1/2014 through 8/10/2014, and does not include the expenses of the State Street Equity 500 Index II Portfolio from 8/11/2014 through 12/31/2014.

(e)	Ratio does not include the expenses of the State Street Equity 500 Index II Portfolio.

(f)	Portfolio turnover rate is calculated from the State Street Equity 500 Index Portfolio (from 1/1/2014 to 8/10/2014) and the State Street Equity 500 Index II Portfolio (from 8/11/2014 to 12/31/2014).

(g)	Portfolio turnover rate is from the State Street Equity 500 Index Portfolio.

(h)	Portfolio turnover rate is from the State Street Equity 500 Index II Portfolio.

See accompanying notes to financial statements and financial statements of the corresponding Portfolio.

11

State Street Institutional Investment Trust

State Street Equity 500 Index Fund

Financial Highlights — (continued)

Selected data for a share outstanding throughout each period

	Service Shares
	Year Ended 12/31/16		Year Ended 12/31/15		Year Ended 12/31/14		Year Ended 12/31/13		Year Ended 12/31/12
Net asset value, beginning of period	$17.15		$17.25		$15.49		$11.92		$10.50

Income (loss) from investment operations
Net investment income (loss)(a)	0.26		0.22		0.28		0.24		0.23
Net realized and unrealized gain (loss)	1.74		(0.05)		1.77		3.57		1.41

Total from investment operations	2.00		0.17		2.05		3.81		1.64

Distributions to shareholders from:
Net investment income	(0.26)		(0.27)		(0.29)		(0.24)		(0.22)
Net realized gains	(0.08)		–		–		–		–

Total distributions	(0.34)		(0.27)		(0.29)		(0.24)		(0.22)

Net asset value, end of period	$18.81		$17.15		$17.25		$15.49		$11.92

Total return(b)	11.65%		0.98%		13.24%		31.97%		15.64%
Ratios and Supplemental Data:(c)
Net assets, end of period (in 000s)	$124,591		$104,730		$126,412		$124,885		$88,416
Ratios to average net assets:
Total expenses	0.37	%(e)	0.41	%(e)	0.40	%(d)	0.35%		0.35%
Net expenses	0.27	%(e)	0.28	%(e)	0.33	%(d)	0.35%		0.35%
Net investment income (loss)	1.46%		1.25%		1.73%		1.74%		1.96%
Portfolio turnover rate	5	%(h)	5	%(h)	4	%(f)	4	%(g)	9	%(g)

(a)	Net investment income per share is calculated using the average shares method.

(b)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.

(c)	Prior to August 11, 2014, the per shares amounts and percentages included the Fund’s proportionate share of income and expenses of the State Street Equity 500 Index Portfolio.

(d)

Ratio includes expenses allocated from the State Street Equity 500 Index Portfolio from 1/1/2014 through 8/10/2014, and does not include the expenses of the State Street Equity 500 Index II Portfolio from 8/11/2014 through 12/31/2014.

(e)	Ratio does not include the expenses of the State Street Equity 500 Index II Portfolio.

(f)	Portfolio turnover rate is calculated from the State Street Equity 500 Index Portfolio (from 1/1/2014 to 8/10/2014) and the State Street Equity 500 Index II Portfolio (from 8/11/2014 to 12/31/2014).

(g)	Portfolio turnover rate is from the State Street Equity 500 Index Portfolio.

(h)	Portfolio turnover rate is from the State Street Equity 500 Index II Portfolio.

See accompanying notes to financial statements and financial statements of the corresponding Portfolio.

12

State Street Institutional Investment Trust

State Street Equity 500 Index Fund

Financial Highlights — (continued)

Selected data for a share outstanding throughout each period

	Class R Shares
	Year Ended 12/31/16		Year Ended 12/31/15		Year Ended 12/31/14		Year Ended 12/31/13		Year Ended 12/31/12
Net asset value, beginning of period	$17.15		$17.26		$15.49		$11.93		$10.51

Income (loss) from investment operations:
Net investment income (loss)(a)	0.18		0.19		0.22		0.19		0.19
Net realized and unrealized gain (loss)	1.76		(0.09)		1.78		3.56		1.41

Total from investment operations	1.94		0.10		2.00		3.75		1.60

Distributions to shareholders from:
Net investment income	(0.20)		(0.21)		(0.23)		(0.19)		(0.18)
Net realized gains	(0.08)		–		–		–		–

Total distributions	(0.28)		(0.21)		(0.23)		(0.19)		(0.18)

Net asset value, end of period	$18.81		$17.15		$17.26		$15.49		$11.93

Total return(b)	11.26%		0.58%		12.91%		31.40%		15.22%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$39,086		$37,845		$41,148		$32,555		$21,954
Ratios to average net assets:(c)
Total expenses	0.72	%(e)	0.76	%(e)	0.75	%(d)	0.70%		0.70%
Net expenses	0.63	%(e)	0.63	%(e)	0.68	%(d)	0.70%		0.70%
Net investment income (loss)	0.99%		1.09%		1.37%		1.40%		1.62%
Portfolio turnover rate	5	%(h)	5	%(h)	4	%(f)	4	%(g)	9	%(g)

(a)	Net investment income per share is calculated using the average shares method.

(b)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.

(c)	Prior to August 11, 2014, the per shares amounts and percentages included the Fund’s proportionate share of income and expenses of the State Street Equity 500 Index Portfolio.

(d)

Ratio includes expenses allocated from the State Street Equity 500 Index Portfolio from 1/1/2014 through 8/10/2014, and does not include the expenses of the State Street Equity 500 Index II Portfolio from 8/11/2014 through 12/31/2014.

(e)	Ratio does not include the expenses of the State Street Equity 500 Index II Portfolio.

(f)	Portfolio turnover rate is calculated from the State Street Equity 500 Index Portfolio (from 1/1/2014 to 8/10/2014) and the State Street Equity 500 Index II Portfolio (from 8/11/2014 to 12/31/2014).

(g)	Portfolio turnover rate is from the State Street Equity 500 Index Portfolio.

(h)	Portfolio turnover rate is from the State Street Equity 500 Index II Portfolio.

See accompanying notes to financial statements and financial statements of the corresponding Portfolio.

13

State Street Institutional Investment Trust

State Street Equity 500 Index Fund

Financial Highlights — (continued)

Selected data for a share outstanding throughout each period

	Class A Shares
	Year Ended 12/31/16		Year Ended 12/31/15		For the Period 9/17/14* - 12/31/14
Net asset value, beginning of period	$17.17		$17.27		$17.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.68		0.25		0.11
Net realized and unrealized gain (loss)	1.29		(0.11)		0.45

Total from investment operations	1.97		0.14		0.56

Distributions to shareholders from:
Net investment income	(0.23)		(0.24)		(0.29)
Net realized gains	(0.08)		–		–

Total distributions	(0.31)		(0.24)		(0.29)

Net asset value, end of period	$18.83		$17.17		$17.27

Total return(b)	11.42%		0.78%		3.28%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$7,509		$60		$51
Ratios to average net assets:
Total expenses	0.57	%(d)	0.61	%(d)	0.70	%(c)(d)
Net expenses	0.48	%(d)	0.48	%(d)	0.51	%(c)(d)
Net investment income (loss)	3.69%		1.43%		2.32	%(c)
Portfolio turnover rate	5	%(e)	5	%(e)	4	%(e)(f)

*	Commencement of operations.

(a)	Net investment income per share is calculated using the average shares method.

(b)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Total return for periods of less than one year are not annualized. Results represent past performance and are not indicative of future results.

(c)	Annualized.

(d)	Ratio does not include the expenses of the State Street Equity 500 Index II Portfolio.

(e)	Portfolio turnover rate is from the State Street Equity 500 Index II Portfolio.

(f)	Not annualized.

See accompanying notes to financial statements and financial statements of the corresponding Portfolio.

14

State Street Institutional Investment Trust

State Street Equity 500 Index Fund

Financial Highlights — (continued)

Selected data for a share outstanding throughout each period

	Class I Shares
	Year Ended 12/31/16		Year Ended 12/31/15		For the Period 9/17/14* - 12/31/14
Net asset value, beginning of period	$17.17		$17.27		$17.00

Income (loss) from investment operations
Net investment income (loss)(a)	2.86		0.29		0.13
Net realized and unrealized gain (loss)	(0.84)		(0.11)		0.44

Total from investment operations	2.02		0.18		0.57

Distributions to shareholders from:
Net investment income	(0.27)		(0.28)		(0.30)
Net realized gains	(0.08)		–		–

Total distributions	(0.35)		(0.28)		(0.30)

Net asset value, end of period	$18.84		$17.17		$17.27

Total return(b)	11.75%		1.03%		3.35%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$4,469		$50		$51
Ratios to average net assets:
Total expenses	0.32	%(d)	0.36	%(d)	0.45	%(c)(d)
Net expenses	0.23	%(d)	0.23	%(d)	0.26	%(c)(d)
Net investment income (loss)	15.53	%(e)	1.66%		2.57	%(c)
Portfolio turnover rate	5	%(f)	5	%(f)	4	%(f)(g)

*	Commencement of operations.

(a)	Net investment income per share is calculated using the average shares method.

(b)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Total return for periods of less than one year are not annualized. Results represent past performance and are not indicative of future results.

(c)	Annualized.

(d)	Ratio does not include the expenses of the State Street Equity 500 Index II Portfolio.

(e)

The calculation of the net investment income ratio is affected by the timing and relative size of a class’ shareholder activity during the period. As a result, the net investment income ratio may vary significantly from period to period.

(f)	Portfolio turnover rate is from the State Street Equity 500 Index II Portfolio.

(g)	Not annualized.

See accompanying notes to financial statements and financial statements of the corresponding Portfolio.

15

State Street Institutional Investment Trust

State Street Equity 500 Index Fund

Financial Highlights — (continued)

Selected data for a share outstanding throughout each period

	Class K Shares
	Year Ended 12/31/16		Year Ended 12/31/15		For the Period 9/17/14* - 12/31/14
Net asset value, beginning of period	$17.17		$17.27		$17.00

Income (loss) from investment operations
Net investment income (loss)(a)	0.44		1.45		0.14
Net realized and unrealized gain (loss)	1.61		(1.23)		0.44

Total from investment operations	2.05		0.22		0.58

Distributions to shareholders from:
Net investment income	(0.31)		(0.32)		(0.31)
Net realized gains	(0.08)		–		–

Total distributions	(0.39)		(0.32)		(0.31)

Net asset value, end of period	$18.83		$17.17		$17.27

Total return(b)	11.92%		1.23%		3.41%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$369,915		$62,064		$51
Ratios to average net assets:
Total expenses	0.12	%(d)	0.16	%(d)	0.27	%(c)(d)
Net expenses	0.03	%(d)	0.03	%(d)	0.06	%(c)(d)
Net investment income (loss)	2.42%		8.45	%(e)	2.78	%(c)
Portfolio turnover rate	5	%(f)	5	%(f)	4	%(f)(g)

*	Commencement of operations.

(a)	Net investment income per share is calculated using the average shares method.

(b)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Total return for periods of less than one year are not annualized. Results represent past performance and are not indicative of future results.

(c)	Annualized.

(d)	Ratio does not include the expenses of the State Street Equity 500 Index II Portfolio.

(e)

The calculation of the Net investment income ratio is affected by the timing and relative size of a class’ shareholder activity during the period. As a result, the Net investment income ratio may vary significantly from period to period.

(f)	Portfolio turnover rate is from the State Street Equity 500 Index II Portfolio.

(g)	Not annualized.

See accompanying notes to financial statements and financial statements of the corresponding Portfolio.

16

State Street Institutional Investment Trust

State Street Equity 500 Index II Portfolio

Portfolio Statistics (Unaudited)

Portfolio Composition*	December 31, 2016
Common Stocks	98.6%
Short-Term Investment	2.5
Liabilities in Excess of Other Assets	(1.1)
Total	100.0%

Top Five Sectors (excluding short-term investments)*	December 31, 2016
Information Technology	20.5%
Financials	14.6
Health Care	13.4
Consumer Discretionary	11.9
Industrials	10.1
Total	70.5%

*	As a percentage of net assets as of the date indicated. The Portfolio’s composition will vary over time.

17

State Street Institutional Investment Trust

State Street Equity 500 Index II Portfolio

Schedule of Investments

December 31, 2016

Security Description	Shares	Value

COMMON STOCKS – 98.6%
Consumer Discretionary – 11.9%
Advance Auto Parts, Inc.	4,800	$811,776
Amazon.com, Inc.(a)	24,690	18,514,290
AutoNation, Inc.(a)	4,194	204,038
AutoZone, Inc.(a)	1,876	1,481,646
Bed Bath & Beyond, Inc.	9,115	370,434
Best Buy Co., Inc.	16,706	712,845
BorgWarner, Inc.	12,877	507,869
CarMax, Inc.(a)	11,503	740,678
Carnival Corp.	27,101	1,410,878
CBS Corp. Class B	23,642	1,504,104
Charter Communications, Inc. Class A(a)	13,700	3,944,504
Chipotle Mexican Grill, Inc. Class A(a)	1,786	673,893
Coach, Inc.	18,128	634,843
Comcast Corp. Class A	148,883	10,280,371
D.R. Horton, Inc.	22,097	603,911
Darden Restaurants, Inc.	8,271	601,467
Delphi Automotive PLC	16,919	1,139,495
Discovery Communications, Inc. Class A(a)	8,903	244,031
Discovery Communications, Inc. Class C(a)	14,103	377,678
Dollar General Corp.	16,713	1,237,932
Dollar Tree, Inc.(a)	14,526	1,121,117
Expedia, Inc.	7,334	830,795
Foot Locker, Inc.	8,100	574,209
Ford Motor Co.	246,738	2,992,932
Gap, Inc.	13,434	301,459
Garmin, Ltd.	6,940	336,521
General Motors Co.	85,423	2,976,137
Genuine Parts Co.	9,589	916,133
Goodyear Tire & Rubber Co.	15,744	486,017
H&R Block, Inc.	13,264	304,939
Hanesbrands, Inc.	22,400	483,168
Harley-Davidson, Inc.	10,716	625,171
Harman International Industries, Inc.	4,216	468,651
Hasbro, Inc.	7,397	575,413
Home Depot, Inc.	76,102	10,203,756
Interpublic Group of Cos., Inc.	23,866	558,703
Kohl’s Corp.	10,845	535,526
L Brands, Inc.	15,421	1,015,319
Leggett & Platt, Inc.	7,954	388,791
Lennar Corp. Class A	10,506	451,023
LKQ Corp.(a)	20,100	616,065
Lowe’s Cos., Inc.	55,250	3,929,380
Macy’s, Inc.	19,962	714,839
Marriott International, Inc. Class A	19,855	1,641,611
Mattel, Inc.	23,333	642,824
McDonald’s Corp.	52,510	6,391,517
Michael Kors Holdings, Ltd.(a)	10,414	447,594
Mohawk Industries, Inc.(a)	4,031	804,910
Netflix, Inc.(a)	27,104	3,355,475
Newell Brands, Inc.	29,741	1,327,936
News Corp. Class A	22,588	258,858
News Corp. Class B	6,400	75,520
NIKE, Inc. Class B	85,006	4,320,855
Nordstrom, Inc.	7,577	363,166
O’Reilly Automotive, Inc.(a)	5,880	1,637,051
Omnicom Group, Inc.	14,691	1,250,351
Priceline Group, Inc.(a)	3,129	4,587,302
PulteGroup, Inc.	18,662	343,008
PVH Corp.	4,849	437,574
Ralph Lauren Corp.	3,379	305,191
Ross Stores, Inc.	24,756	1,623,994
Royal Caribbean Cruises, Ltd.	10,500	861,420
Scripps Networks Interactive, Inc. Class A	5,672	404,811
Signet Jewelers, Ltd.	4,600	433,596
Staples, Inc.	38,299	346,606
Starbucks Corp.	92,430	5,131,714
Target Corp.	34,472	2,489,913
TEGNA, Inc.	12,922	276,402
Tiffany & Co.	6,499	503,218
Time Warner, Inc.	49,011	4,731,032
TJX Cos., Inc.	41,537	3,120,675
Tractor Supply Co.	8,726	661,518
TripAdvisor, Inc.(a)	6,742	312,626
Twenty-First Century Fox, Inc. Class A	67,600	1,895,504
Twenty-First Century Fox, Inc. Class B	29,700	809,325
Ulta Salon Cosmetics & Fragrance, Inc.(a)	3,800	968,772
Under Armour, Inc. Class A(a)	10,824	314,437
Under Armour, Inc. Class C(a)	10,875	273,724
Urban Outfitters, Inc.(a)	5,161	146,985
VF Corp.	20,644	1,101,357
Viacom, Inc. Class B	22,381	785,573
Walt Disney Co.	91,352	9,520,705
Whirlpool Corp.	4,402	800,151
Wyndham Worldwide Corp.	6,653	508,090
Wynn Resorts, Ltd.	4,841	418,795
Yum! Brands, Inc.	22,602	1,431,385

		145,465,818

Consumer Staples – 9.3%
Altria Group, Inc.	122,929	8,312,459
Archer-Daniels-Midland Co.	36,032	1,644,861
Brown-Forman Corp. Class B	11,842	531,943
Campbell Soup Co.	12,582	760,834
Church & Dwight Co., Inc.	16,700	737,973
Clorox Co.	8,064	967,841
Coca-Cola Co.	242,400	10,049,904
Colgate-Palmolive Co.	56,223	3,679,233
Conagra Brands, Inc.	26,624	1,052,979
Constellation Brands, Inc. Class A	11,250	1,724,738
Costco Wholesale Corp.	27,655	4,427,842
Coty, Inc. Class A	29,078	532,418
CVS Health Corp.	67,205	5,303,147
Dr. Pepper Snapple Group, Inc.	11,497	1,042,433
Estee Lauder Cos., Inc. Class A	13,741	1,051,049
General Mills, Inc.	37,842	2,337,500
Hershey Co.	9,067	937,800
Hormel Foods Corp.	17,802	619,688
J.M. Smucker Co.	7,405	948,284
Kellogg Co.	15,628	1,151,940
Kimberly-Clark Corp.	22,727	2,593,605

See accompanying notes to financial statements.

18

State Street Institutional Investment Trust

State Street Equity 500 Index II Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Shares	Value
COMMON STOCKS – (continued)
Consumer Staples – (continued)
Kraft Heinz Co.	37,618	$3,284,804
Kroger Co.	57,642	1,989,225
McCormick & Co., Inc.	7,192	671,229
Mead Johnson Nutrition Co.	11,650	824,354
Molson Coors Brewing Co. Class B	11,353	1,104,761
Mondelez International, Inc. Class A	98,115	4,349,438
Monster Beverage Corp.(a)	25,935	1,149,958
PepsiCo, Inc.	89,516	9,366,059
Philip Morris International, Inc.	96,812	8,857,330
Procter & Gamble Co.	167,326	14,068,770
Reynolds American, Inc.	52,308	2,931,340
Sysco Corp.	32,474	1,798,085
Tyson Foods, Inc. Class A	18,544	1,143,794
Wal-Mart Stores, Inc.	95,403	6,594,255
Walgreens Boots Alliance, Inc.	53,905	4,461,178
Whole Foods Market, Inc.	18,979	583,794

		113,586,845

Energy – 7.5%
Anadarko Petroleum Corp.	34,582	2,411,403
Apache Corp.	24,355	1,545,812
Baker Hughes, Inc.	27,279	1,772,317
Cabot Oil & Gas Corp.	30,378	709,630
Chesapeake Energy Corp.(a)	50,988	357,936
Chevron Corp.	118,112	13,901,782
Cimarex Energy Co.	5,558	755,332
Concho Resources, Inc.(a)	9,100	1,206,660
ConocoPhillips	78,227	3,922,302
Devon Energy Corp.	32,401	1,479,754
EOG Resources, Inc.	36,471	3,687,218
EQT Corp.	10,057	657,728
Exxon Mobil Corp.	259,775	23,447,291
FMC Technologies, Inc.(a)	13,391	475,782
Halliburton Co.	54,467	2,946,120
Helmerich & Payne, Inc.	6,426	497,372
Hess Corp.	17,357	1,081,168
Kinder Morgan, Inc.	121,550	2,517,301
Marathon Oil Corp.	54,788	948,380
Marathon Petroleum Corp.	32,774	1,650,171
Murphy Oil Corp.	9,579	298,194
National Oilwell Varco, Inc.	24,416	914,135
Newfield Exploration Co.(a)	13,115	531,158
Noble Energy, Inc.	26,725	1,017,154
Occidental Petroleum Corp.	48,209	3,433,927
ONEOK, Inc.	12,196	700,172
Phillips 66	28,173	2,434,429
Pioneer Natural Resources Co.	10,776	1,940,434
Range Resources Corp.	12,459	428,091
Schlumberger, Ltd.	87,550	7,349,823
Southwestern Energy Co.(a)	33,156	358,748
Spectra Energy Corp.	44,557	1,830,847
Tesoro Corp.	7,116	622,294
Transocean, Ltd.(a)	20,510	302,317
Valero Energy Corp.	28,923	1,976,019
Williams Cos., Inc.	42,258	1,315,914

		91,425,115

Financials – 14.6%
Affiliated Managers Group, Inc.(a)	3,224	468,447
Aflac, Inc.	25,353	1,764,569
Allstate Corp.	23,839	1,766,947
American Express Co.	49,012	3,630,809
American International Group, Inc.	61,701	4,029,692
Ameriprise Financial, Inc.	10,244	1,136,469
Aon PLC	16,865	1,880,953
Arthur J Gallagher & Co.	10,500	545,580
Assurant, Inc.	3,685	342,189
Bank of America Corp.	632,105	13,969,520
Bank of New York Mellon Corp.	67,494	3,197,866
BB&T Corp.	51,631	2,427,690
Berkshire Hathaway, Inc. Class B(a)	118,884	19,375,714
BlackRock, Inc.	7,716	2,936,247
Capital One Financial Corp.	30,495	2,660,384
Charles Schwab Corp.	76,204	3,007,772
Chubb, Ltd.	29,353	3,878,118
Cincinnati Financial Corp.	9,709	735,457
Citigroup, Inc.	178,027	10,580,145
Citizens Financial Group, Inc.	33,000	1,175,790
CME Group, Inc.	21,463	2,475,757
Comerica, Inc.	11,327	771,482
Discover Financial Services	25,428	1,833,104
E*TRADE Financial Corp.(a)	16,542	573,180
Fifth Third Bancorp	47,662	1,285,444
Franklin Resources, Inc.	22,689	898,031
Goldman Sachs Group, Inc.	22,946	5,494,420
Hartford Financial Services Group, Inc.	24,467	1,165,853
Huntington Bancshares, Inc.	70,391	930,569
Intercontinental Exchange, Inc.	37,785	2,131,830
Invesco, Ltd.	26,611	807,378
JPMorgan Chase & Co.	224,043	19,332,670
KeyCorp	69,496	1,269,692
Leucadia National Corp.	19,727	458,653
Lincoln National Corp.	14,182	939,841
Loews Corp.	17,919	839,147
M&T Bank Corp.	9,863	1,542,869
Marsh & McLennan Cos., Inc.	32,819	2,218,236
MetLife, Inc.	69,370	3,738,349
Moody’s Corp.	10,432	983,425
Morgan Stanley	89,175	3,767,644
Nasdaq, Inc.	6,775	454,738
Navient Corp.	19,613	322,242
Northern Trust Corp.	13,396	1,192,914
People’s United Financial, Inc.	18,466	357,502
PNC Financial Services Group, Inc.	31,075	3,634,532
Principal Financial Group, Inc.	17,165	993,167
Progressive Corp.	36,149	1,283,289
Prudential Financial, Inc.	26,402	2,747,392
Regions Financial Corp.	80,846	1,160,949
S&P Global, Inc.	16,768	1,803,231
State Street Corp.(b)	23,278	1,809,166
SunTrust Banks, Inc.	29,736	1,631,020
Synchrony Financial	50,476	1,830,764
T Rowe Price Group, Inc.	15,355	1,155,617
Torchmark Corp.	6,612	487,701

See accompanying notes to financial statements.

19

State Street Institutional Investment Trust

State Street Equity 500 Index II Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Shares	Value
COMMON STOCKS – (continued)
Financials – (continued)
Travelers Cos., Inc.	17,306	$2,118,600
Unum Group	14,105	619,633
US Bancorp	101,422	5,210,048
Wells Fargo & Co.	282,803	15,585,273
Willis Towers Watson PLC	8,276	1,011,989
XL Group, Ltd.	16,848	627,756
Zions Bancorp	12,095	520,569

		179,526,024

Health Care – 13.4%
Abbott Laboratories	92,747	3,562,412
AbbVie, Inc.	102,543	6,421,243
Aetna, Inc.	22,244	2,758,478
Agilent Technologies, Inc.	20,393	929,105
Alexion Pharmaceuticals, Inc.(a)	14,273	1,746,301
Allergan PLC(a)	23,306	4,894,493
AmerisourceBergen Corp.	10,834	847,110
Amgen, Inc.	46,354	6,777,418
Anthem, Inc.	16,719	2,403,691
Baxter International, Inc.	31,179	1,382,477
Becton Dickinson and Co.	13,536	2,240,885
Biogen, Inc.(a)	13,784	3,908,867
Boston Scientific Corp.(a)	86,357	1,867,902
Bristol-Myers Squibb Co.	105,304	6,153,966
C.R. Bard, Inc.	4,535	1,018,833
Cardinal Health, Inc.	20,333	1,463,366
Celgene Corp.(a)	48,871	5,656,818
Centene Corp.(a)	11,200	632,912
Cerner Corp.(a)	18,637	882,835
Cigna Corp.	16,285	2,172,256
Cooper Cos., Inc.	3,000	524,790
Danaher Corp.	38,394	2,988,589
DaVita, Inc.(a)	10,728	688,738
DENTSPLY SIRONA, Inc.	14,634	844,821
Edwards Lifesciences Corp.(a)	13,010	1,219,037
Eli Lilly & Co.	61,218	4,502,584
Endo International PLC(a)	12,100	199,287
Envision Healthcare Corp.(a)	7,374	466,700
Express Scripts Holding Co.(a)	37,867	2,604,871
Gilead Sciences, Inc.	83,052	5,947,354
HCA Holdings, Inc.(a)	18,500	1,369,370
Henry Schein, Inc.(a)	5,300	804,063
Hologic, Inc.(a)	16,900	678,028
Humana, Inc.	9,490	1,936,245
Illumina, Inc.(a)	9,100	1,165,164
Intuitive Surgical, Inc.(a)	2,448	1,552,448
Johnson & Johnson	170,408	19,632,706
Laboratory Corp. of America Holdings(a)	6,575	844,098
Mallinckrodt PLC(a)	6,500	323,830
McKesson Corp.	14,324	2,011,806
Medtronic PLC	86,993	6,196,511
Merck & Co., Inc.	172,172	10,135,766
Mettler-Toledo International, Inc.(a)	1,600	669,696
Mylan NV(a)	29,502	1,125,501
Patterson Cos., Inc.	4,935	202,483
PerkinElmer, Inc.	6,486	338,245
Perrigo Co. PLC	9,286	772,874
Pfizer, Inc.	379,333	12,320,736
Quest Diagnostics, Inc.	8,842	812,580
Regeneron Pharmaceuticals, Inc.(a)	4,842	1,777,450
St. Jude Medical, Inc.	17,573	1,409,179
Stryker Corp.	19,694	2,359,538
Thermo Fisher Scientific, Inc.	24,912	3,515,083
UnitedHealth Group, Inc.	59,374	9,502,215
Universal Health Services, Inc. Class B	5,800	617,004
Varian Medical Systems, Inc.(a)	5,629	505,372
Vertex Pharmaceuticals, Inc.(a)	15,252	1,123,615
Waters Corp.(a)	5,050	678,669
Zimmer Biomet Holdings, Inc.	12,325	1,271,940
Zoetis, Inc.	31,520	1,687,265

		165,047,619

Industrials – 10.1%
3M Co.	38,029	6,790,839
Acuity Brands, Inc.	3,000	692,580
Alaska Air Group, Inc.	8,100	718,713
Allegion PLC	5,696	364,544
American Airlines Group, Inc.	33,800	1,578,122
AMETEK, Inc.	13,399	651,191
Arconic, Inc.	25,986	481,780
Boeing Co.	35,664	5,552,172
C.H. Robinson Worldwide, Inc.	9,379	687,106
Caterpillar, Inc.	36,924	3,424,332
Cintas Corp.	5,166	596,983
CSX Corp.	60,455	2,172,148
Cummins, Inc.	9,814	1,341,279
Deere & Co.	18,383	1,894,184
Delta Air Lines, Inc.	45,034	2,215,222
Dover Corp.	10,050	753,047
Dun & Bradstreet Corp.	2,155	261,445
Eaton Corp. PLC	27,525	1,846,652
Emerson Electric Co.	40,779	2,273,429
Equifax, Inc.	7,688	908,952
Expeditors International of Washington, Inc.	10,776	570,697
Fastenal Co.	16,858	791,989
FedEx Corp.	15,450	2,876,790
Flowserve Corp.	7,745	372,147
Fluor Corp.	8,204	430,874
Fortive Corp.	18,597	997,357
Fortune Brands Home & Security, Inc.	9,100	486,486
General Dynamics Corp.	18,172	3,137,578
General Electric Co.	553,788	17,499,701
Honeywell International, Inc.	47,978	5,558,251
Illinois Tool Works, Inc.	20,200	2,473,692
Ingersoll-Rand PLC	15,984	1,199,439
Jacobs Engineering Group, Inc.(a)	7,243	412,851
JB Hunt Transport Services, Inc.	5,300	514,471
Johnson Controls International PLC	59,808	2,463,492
Kansas City Southern	7,096	602,096
L3 Technologies, Inc.	4,838	735,908
Lockheed Martin Corp.	15,971	3,991,792
Masco Corp.	21,584	682,486
Nielsen Holdings PLC	21,625	907,169
Norfolk Southern Corp.	17,987	1,943,855
Northrop Grumman Corp.	11,325	2,633,969

See accompanying notes to financial statements.

20

State Street Institutional Investment Trust

State Street Equity 500 Index II Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Shares	Value
COMMON STOCKS – (continued)
Industrials – (continued)
PACCAR, Inc.	21,739	$1,389,122
Parker-Hannifin Corp.	8,389	1,174,460
Pentair PLC	10,704	600,173
Pitney Bowes, Inc.	11,206	170,219
Quanta Services, Inc.(a)	8,907	310,409
Raytheon Co.	18,646	2,647,732
Republic Services, Inc. Class A	14,089	803,777
Robert Half International, Inc.	7,766	378,825
Rockwell Automation, Inc.	8,126	1,092,134
Rockwell Collins, Inc.	8,431	782,060
Roper Technologies, Inc.	6,265	1,146,996
Ryder System, Inc.	3,166	235,677
Snap-on, Inc.	3,840	657,677
Southwest Airlines Co.	39,459	1,966,637
Stanley Black & Decker, Inc.	9,357	1,073,154
Stericycle, Inc.(a)	4,996	384,892
Textron, Inc.	17,433	846,546
TransDigm Group, Inc.	3,300	821,568
Union Pacific Corp.	51,198	5,308,209
United Continental Holdings, Inc.(a)	18,900	1,377,432
United Parcel Service, Inc. Class B	43,591	4,997,272
United Rentals, Inc.(a)	5,200	549,016
United Technologies Corp.	47,551	5,212,541
Verisk Analytics, Inc. Class A(a)	10,100	819,817
W.W. Grainger, Inc.	3,657	849,338
Waste Management, Inc.	25,235	1,789,414
Xylem, Inc.	11,758	582,256

		124,455,163

Information Technology – 20.5%
Accenture PLC Class A	39,218	4,593,604
Activision Blizzard, Inc.	43,300	1,563,563
Adobe Systems, Inc.(a)	31,444	3,237,160
Akamai Technologies, Inc.(a)	11,290	752,817
Alliance Data Systems Corp.	3,396	775,986
Alphabet, Inc. Class A(a)	18,567	14,713,419
Alphabet, Inc. Class C(a)	18,687	14,423,000
Amphenol Corp. Class A	19,020	1,278,144
Analog Devices, Inc.	19,051	1,383,484
Apple, Inc.	334,424	38,732,988
Applied Materials, Inc.	69,054	2,228,373
Autodesk, Inc.(a)	11,906	881,163
Automatic Data Processing, Inc.	28,852	2,965,409
Broadcom, Ltd.	24,891	4,399,982
CA, Inc.	20,440	649,379
Cisco Systems, Inc.	313,290	9,467,624
Citrix Systems, Inc.(a)	10,089	901,049
Cognizant Technology Solutions Corp. Class A(a)	38,541	2,159,452
Corning, Inc.	62,026	1,505,371
CSRA, Inc.	8,112	258,286
eBay, Inc.(a)	66,645	1,978,690
Electronic Arts, Inc.(a)	18,579	1,463,282
F5 Networks, Inc.(a)	3,941	570,342
Facebook, Inc. Class A(a)	146,493	16,854,020
Fidelity National Information Services, Inc.	20,891	1,580,195
First Solar, Inc.(a)	4,521	145,079
Fiserv, Inc.(a)	13,662	1,451,997
FLIR Systems, Inc.	8,161	295,347
Global Payments, Inc.	9,676	671,611
Harris Corp.	7,202	737,989
Hewlett Packard Enterprise Co.	105,253	2,435,554
HP, Inc.	111,353	1,652,478
Intel Corp.	296,036	10,737,226
International Business Machines Corp.	53,995	8,962,630
Intuit, Inc.	15,537	1,780,696
Juniper Networks, Inc.	24,949	705,059
KLA-Tencor Corp.	10,132	797,186
Lam Research Corp.	9,977	1,054,868
Linear Technology Corp.	14,942	931,634
MasterCard, Inc. Class A	60,351	6,231,241
Microchip Technology, Inc.	13,383	858,519
Micron Technology, Inc.(a)	64,234	1,408,009
Microsoft Corp.	487,458	30,290,640
Motorola Solutions, Inc.	9,772	810,001
NetApp, Inc.	17,114	603,611
NVIDIA Corp.	33,844	3,612,509
Oracle Corp.	189,335	7,279,931
Paychex, Inc.	19,807	1,205,850
PayPal Holdings, Inc.(a)	70,945	2,800,199
Qorvo, Inc.(a)	7,600	400,748
QUALCOMM, Inc.	92,726	6,045,735
Red Hat, Inc.(a)	11,670	813,399
salesforce.com, Inc.(a)	40,695	2,785,980
Seagate Technology PLC	16,924	645,989
Skyworks Solutions, Inc.	12,200	910,852
Symantec Corp.	38,060	909,253
TE Connectivity, Ltd.	22,051	1,527,693
Teradata Corp.(a)	7,707	209,399
Texas Instruments, Inc.	63,293	4,618,490
Total System Services, Inc.	9,976	489,123
VeriSign, Inc.(a)	5,701	433,675
Visa, Inc. Class A	116,560	9,094,011
Western Digital Corp.	17,553	1,192,726
Western Union Co.	29,145	633,029
Xerox Corp.	56,409	492,451
Xilinx, Inc.	16,360	987,653
Yahoo!, Inc.(a)	55,482	2,145,489

		251,112,341

Materials – 2.8%
Air Products & Chemicals, Inc.	13,802	1,985,004
Albemarle Corp.	6,700	576,736
Alcoa Corp.	1	28
Avery Dennison Corp.	5,270	370,059
Ball Corp.	10,866	815,711
CF Industries Holdings, Inc.	13,820	435,054
Dow Chemical Co.	71,138	4,070,516
E.I. du Pont de Nemours & Co.	55,218	4,053,001
Eastman Chemical Co.	9,636	724,723
Ecolab, Inc.	16,701	1,957,691
FMC Corp.	7,878	445,580
Freeport-McMoRan, Inc.(a)	78,740	1,038,581
International Flavors & Fragrances, Inc.	4,751	559,810
International Paper Co.	25,403	1,347,883

See accompanying notes to financial statements.

21

State Street Institutional Investment Trust

State Street Equity 500 Index II Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Shares	Value
COMMON STOCKS – (continued)
Materials – (continued)
LyondellBasell Industries NV Class A	20,348	$1,745,451
Martin Marietta Materials, Inc.	3,945	873,936
Monsanto Co.	27,661	2,910,214
Mosaic Co.	20,084	589,064
Newmont Mining Corp.	32,633	1,111,806
Nucor Corp.	19,748	1,175,401
PPG Industries, Inc.	17,054	1,616,037
Praxair, Inc.	18,111	2,122,428
Sealed Air Corp.	11,723	531,521
Sherwin-Williams Co.	5,109	1,372,993
Vulcan Materials Co.	8,271	1,035,116
WestRock Co.	16,236	824,302

		34,288,646

Real Estate – 2.8%
American Tower Corp. REIT	26,918	2,844,694
Apartment Investment & Management Co. Class A REIT	9,287	422,094
AvalonBay Communities, Inc.	8,469	1,500,283
Boston Properties, Inc. REIT	9,446	1,188,118
CBRE Group, Inc. Class A(a)	19,567	616,165
Crown Castle International Corp. REIT	21,958	1,905,296
Digital Realty Trust, Inc. REIT	9,400	923,644
Equinix, Inc. REIT	4,543	1,623,714
Equity Residential REIT	22,519	1,449,323
Essex Property Trust, Inc. REIT	4,045	940,463
Extra Space Storage, Inc. REIT	8,300	641,092
Federal Realty Investment Trust REIT	4,700	667,917
General Growth Properties, Inc. REIT	36,158	903,227
HCP, Inc. REIT	28,923	859,592
Host Hotels & Resorts, Inc. REIT	43,562	820,708
Iron Mountain, Inc. REIT	16,081	522,311
Kimco Realty Corp. REIT	28,753	723,425
Macerich Co. REIT	7,455	528,112
Mid-America Apartment Communities, Inc. REIT	7,100	695,232
Prologis, Inc. REIT	33,552	1,771,210
Public Storage REIT	9,435	2,108,722
Realty Income Corp. REIT	16,000	919,680
Simon Property Group, Inc. REIT	19,880	3,532,080
SL Green Realty Corp. REIT	6,300	677,565
UDR, Inc. REIT	15,800	576,384
Ventas, Inc. REIT	22,397	1,400,260
Vornado Realty Trust REIT	10,968	1,144,730
Welltower, Inc. REIT	22,819	1,527,276
Weyerhaeuser Co. REIT	48,087	1,446,938

		34,880,255

Telecommunication Services – 2.6%
AT&T, Inc.	386,187	16,424,533
CenturyLink, Inc.	33,992	808,330
Frontier Communications Corp.	69,506	234,930
Level 3 Communications, Inc.(a)	18,700	1,053,932
Verizon Communications, Inc.	254,915	13,607,363

		32,129,088

Utilities – 3.1%
AES Corp.	39,036	453,598
Alliant Energy Corp.	13,500	511,515
Ameren Corp.	15,704	823,832
American Electric Power Co., Inc.	31,209	1,964,919
American Water Works Co., Inc.	11,100	803,196
CenterPoint Energy, Inc.	28,176	694,257
CMS Energy Corp.	18,055	751,449
Consolidated Edison, Inc.	18,752	1,381,647
Dominion Resources, Inc.	39,594	3,032,504
DTE Energy Co.	11,145	1,097,894
Duke Energy Corp.	43,492	3,375,849
Edison International	20,114	1,448,007
Entergy Corp.	11,098	815,370
Eversource Energy	19,717	1,088,970
Exelon Corp.	58,584	2,079,146
FirstEnergy Corp.	27,393	848,361
NextEra Energy, Inc.	29,464	3,519,769
NiSource, Inc.	19,004	420,749
NRG Energy, Inc.	18,702	229,287
PG&E Corp.	31,614	1,921,183
Pinnacle West Capital Corp.	6,604	515,310
PPL Corp.	43,519	1,481,822
Public Service Enterprise Group, Inc.	31,288	1,372,917
SCANA Corp.	9,399	688,759
Sempra Energy	15,862	1,596,352
Southern Co.	61,859	3,042,844
WEC Energy Group, Inc.	19,582	1,148,484
Xcel Energy, Inc.	31,351	1,275,986

		38,383,976

TOTAL COMMON STOCKS (Cost $917,028,141)		1,210,300,890

SHORT-TERM INVESTMENT – 2.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.42%(c)(d) (Cost $30,381,182)	30,381,182	30,381,182

TOTAL INVESTMENTS – 101.1% (Cost $947,409,323)		1,240,682,072
Liabilities in Excess of Other Assets – (1.1)%		(13,237,797)

NET ASSETS – 100.0%		$1,227,444,275

(a)	Non-income producing security.

(b)	The Fund invested in an affiliated entity, State Street Corp. Amounts related to these transactions during the period ended December 31, 2016 are shown in the Affiliate Table below.

(c)

The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended December 31, 2016 are shown in the Affiliate Table below.

(d)	The rate shown is the annualized seven-day yield at December 31, 2016.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

22

State Street Institutional Investment Trust

State Street Equity 500 Index II Portfolio

Schedule of Investments — (continued)

December 31, 2016

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of December 31, 2016.

Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Assets:
Investments:
Common Stocks
Consumer Discretionary	$145,465,818	$–	$–	$145,465,818
Consumer Staples	113,586,845	–	–	113,586,845
Energy	91,425,115	–	–	91,425,115
Financials	179,526,024	–	–	179,526,024
Health Care	165,047,619	–	–	165,047,619
Industrials	124,455,163	–	–	124,455,163
Information Technology	251,112,341	–	–	251,112,341
Materials	34,288,646	–	–	34,288,646
Real Estate	34,880,255	–	–	34,880,255
Telecommunication Services	32,129,088	–	–	32,129,088
Utilities	38,383,976	–	–	38,383,976
Short-Term Investment	30,381,182	–	–	30,381,182

Total Investments	$1,240,682,072	$–	$–	$1,240,682,072

Liabilities:
Other Financial Instruments:
Futures Contracts(a)	$(289,021)	$–	$–	$(289,021)

Total Investments and Other Financial Instruments	$1,240,393,051	$–	$–	$1,240,393,051

(a)	Futures Contracts are valued at unrealized appreciation (depreciation). Only unsettled receivable/payable for variation margin is reported on the Statement of Assets and Liabilities.

At December 31, 2016, open futures contracts purchased were as follows:

Futures Contracts	Expiration Date	Number of Contracts	Notional Value	Unrealized Depreciation
E-Mini S&P 500 Index (long)	03/17/2017	297	$33,207,570	$(289,021)

During the period ended December 31, 2016, average notional value related to futures contracts was $19,917,140 or 2% of net assets.

Affiliate Table

	Number of shares held at 12/31/15	Value at 12/31/15	Shares purchased	Shares sold	Number of shares held at 12/31/16	Value at 12/31/16	Dividend income	Realized gain (loss)
State Street Corp.	12,078	$801,496	13,100	1,900	23,278	$1,809,166	$26,888	$231
State Street Institutional U.S. Government Money Market Fund, Premier Class	8,664,695	8,664,695	691,481,684	669,765,197	30,381,182	30,381,182	56,873	–

TOTAL		$9,466,191				$32,190,348	$83,761	$231

See accompanying notes to financial statements.

23

State Street Institutional Investment Trust

State Street Equity 500 Index II Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets
Investments in unaffiliated issuers, at value (Note 2)	$1,208,491,724
Investments in affiliated issuers, at value (Note 2)	32,190,348

Total Investments	1,240,682,072
Cash at broker	1,410,750
Receivable for fund shares sold	3,454,493
Dividends receivable – unaffiliated issuers (Note 2)	1,540,305
Dividends receivable – affiliated issuers (Note 2)	17,298
Receivable from Adviser (Note 4)	41,737
Prepaid expenses and other assets	2,192

Total assets	1,247,148,847

Liabilities
Payable to broker – variation margin on open futures contracts	132,165
Payable for fund shares repurchased	19,483,577
Custodian fees payable (Note 4)	7,793
Registration and filing fees payable	9,646
Professional fees payable	54,338
Printing and postage fees payable	8,315
Accrued expenses and other liabilities	8,738

Total liabilities	19,704,572

Net Assets	$1,227,444,275

Net Assets Consist of:
Paid-in Capital	$934,277,627
Accumulated net realized gain (loss) on investments and futures contracts	182,920
Net unrealized appreciation (depreciation) on:
Investments	293,272,749
Futures contracts	(289,021)

Net Assets	$1,227,444,275

Net Asset Value Per Share
Net asset value per share	$11.31

Shares of beneficial interest (unlimited amount authorized, no par value)	108,479,947

Cost of Investments:
Investments in unaffiliated issuers	$915,887,118
Investments in affiliated issuers	31,522,205

Total cost of investments	$947,409,323

See accompanying notes to financial statements.

24

State Street Institutional Investment Trust

State Street Equity 500 Index II Portfolio

Statement of Operations

For the Year Ended December 31, 2016

Investment Income
Dividend income – unaffiliated issuers (Note 2)	$19,254,069
Dividend income – affiliated issuers (Note 2)	83,761

Total Investment Income (Loss)	19,337,830

Expenses
Administration and custody fees (Note 4)	106,730
Trustees’ fees and expenses (Note 5)	25,531
Registration and filing fees	51,136
Professional fees	147,131
Printing and postage fees	18,260
Insurance expense	6,313
Miscellaneous expenses	21,750

Total expenses	376,851

Expenses waived/reimbursed by the Adviser (Note 4)	(136,098)

Net expenses	240,753

Net Investment Income (Loss)	19,097,077

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment – unaffiliated issuers	5,716,430
Investment – affiliated issuers	231
Futures contracts	2,978,045

Net realized gain (loss)	8,694,706

Net change in unrealized appreciation/depreciation on:
Investment – unaffiliated issuers	77,915,895
Investment – affiliated issuers	363,527
Futures contracts	(433,341)

Net change in unrealized appreciation/depreciation	77,846,081

Net realized and unrealized gain (loss)	86,540,787

Net Increase (Decrease) in Net Assets from Operations	$105,637,864

See accompanying notes to financial statements.

25

State Street Institutional Investment Trust

State Street Equity 500 Index II Portfolio

Statements of Changes in Net Assets

	Year Ended 12/31/16	Year Ended 12/31/15
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$19,097,077	$10,018,097
Net realized gain (loss)	8,694,706	7,475,080
Net change in unrealized appreciation/depreciation	77,846,081	(13,050,046)

Net increase (decrease) in net assets resulting from operations	105,637,864	4,443,131

Distributions to Shareholders from:
Net investment income	(19,477,482)	(10,151,317)
Net realized gains	(8,517,345)	(8,178,301)

Total distributions to shareholders	(27,994,827)	(18,329,618)

From Beneficial Interest Transactions:
Proceeds from sale of shares sold	690,372,400	169,454,825
Reinvestment of distributions	27,994,827	18,329,618
Cost of shares redeemed	(109,900,950)	(59,273,359)

Net Increase (Decrease) in Net Assets from Beneficial Interest Transactions	608,466,277	128,511,084

Net increase (decrease) in net assets during the period	686,109,314	114,624,597

Net Assets at Beginning of Period	541,334,961	426,710,364

Net Assets at End of Period	$1,227,444,275	$541,334,961

Undistributed (distribution in excess of) net investment income (loss)	$–	$–

Shares of Beneficial Interest:
Shares sold	63,557,261	15,808,989
Reinvestment of distributions	2,455,687	1,811,227
Shares redeemed	(9,970,413)	(5,623,888)

Net increase (decrease)	56,042,535	11,996,328

See accompanying notes to financial statements.

26

State Street Institutional Investment Trust

State Street Equity 500 Index II Portfolio

Financial Highlights

Selected data for a share outstanding throughout each period

	Year Ended 12/31/16	Year Ended 12/31/15	For the Period 8/11/14* - 12/31/14
Net asset value, beginning of period	$10.32	$10.55	$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.23	0.22	0.08
Net realized and unrealized gain (loss)	1.02	(0.09)	0.63

Total from investment operations	1.25	0.13	0.71

Distributions to shareholders from:
Net investment income	(0.18)	(0.20)	(0.08)
Net realized gains	(0.08)	(0.16)	(0.08)

Total distributions	(0.26)	(0.36)	(0.16)

Net asset value, end of period	$11.31	$10.32	$10.55

Total return(b)	12.18%	1.29%	7.12%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$1,227,444	$541,335	$426,710
Ratios to average net assets:
Total expenses	0.04%	0.04%	0.04	%(c)
Net expenses	0.03%	0.03%	0.03	%(c)
Net investment income (loss)	2.15%	2.05%	2.06	%(c)
Portfolio turnover rate	5%	5%	4	%(d)(e)

*	Commencement of operations.

(a)	Net investment income per share is calculated using the average shares method.

(b)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Total return for periods of less than one year are not annualized. Results represent past performance and are not indicative of future results.

(c)	Annualized.

(d)	Not annualized.

(e)	Portfolio turnover rate excludes in-kind security transactions.

See accompanying notes to financial statements.

27

State Street Institutional Investment Trust

Notes to Financial Statements

December 31, 2016

1.	Organization

State Street Institutional Investment Trust (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (“1940 Act”), is an open-end management investment company that was organized on February 16, 2000.

As of December 31, 2016, the Trust consists of thirty-three (33) series (and corresponding classes, each of which have the same rights and privileges, including voting rights), each of which represents a separate series of beneficial interest in the Trust (each a “Fund”, and collectively, the “Funds”). The Declaration of Trust permits the Board of Trustees of the Trust (the “Board”) to authorize the issuance of an unlimited number of shares of beneficial interest at no par value. The financial statements herein relate to the following Funds:

Fund	Classes	Commencement of Operations	Diversification
State Street Equity 500 Index Fund (the “Fund”)	Administrative Shares Service Shares Class A Shares Class I Shares Class K Shares Class R Shares	April 11, 2001 March 10, 2003 September 17, 2014 September 17, 2014 September 17, 2014 June 7, 2005	Diversified
State Street Equity 500 Index II Portfolio (the “Portfolio”)	N/A	August 11, 2014	Diversified

The Fund is part of a “master-feeder” structure, and invests substantially all of its assets in the master portfolio as shown below. The Portfolio is a separate series of the Trust. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including its Schedule of Investments are attached to this report and should be read in conjunction with the Fund’s financial statements.

Fund Name	Portfolio Name	Fund Ownership Interest in Portfolio at December 31, 2016
State Street Equity 500 Index Fund	State Street Equity 500 Index II Portfolio	67.01%

Class A shares are available to the general public for investment through transaction-based financial intermediaries. Class A shares impose a sales charge (as a percentage of offering price) and may be subject to a 1% contingent deferred sales charge (“CDSC”) if no initial sales charge was paid at the time of purchase of an investment of $1,000,000 or more and the shares are redeemed within 18 months of purchase. Class I and K shares are sold only to certain eligible investors.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

28

State Street Institutional Investment Trust

Notes to Financial Statements — (continued)

December 31, 2016

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund and the Portfolio are investment companies under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies.

Security Valuation

The Fund records its investment in the Portfolio at fair value (net asset value) each business day. The valuation policy of the Portfolio is discussed below:

The Portfolio’s investments are valued at fair value each day that the Portfolio’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Portfolio’s listing exchange is not open. Fair value is generally defined as the price a fund would receive to sell and asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of the Portfolio are valued pursuant to policy and procedures developed by the Oversight Committee (the “Committee”) and approved by the Board . The Committee provides oversight of the valuation of investments for the Portfolios. The Board has responsibility for determining the fair value of investments.

Valuation techniques used to value the Portfolio’s investments by major category are as follows:

•

Equity investments traded on a recognized securities exchange for which market quotations are readily available are valued at the last sale price or official closing price, as applicable, on the primary market or exchange on which they trade. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last published sale price or at fair value.

•

Investments in registered investment companies (including money market funds) or other unitized pooled investment vehicles that are not traded on an exchange are valued at that day’s published net asset value per share or unit.

•

Exchange-traded futures contracts are valued at the closing settlement price on the primary market on which they are traded most extensively. Exchange-traded futures contracts traded on a recognized exchange for which there were no sales on that day are valued at the last reported sale price obtained from independent pricing services or brokers or at fair value.

In the event prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Committee, in accordance with the valuation policy and procedures approved by the Board.

Various inputs are used in determining the value of the Portfolio’s investments.

29

State Street Institutional Investment Trust

Notes to Financial Statements — (continued)

December 31, 2016

The Portfolio values its assets and liabilities at fair value using a fair value hierarchy consisting of three broad levels that prioritize the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with investing in it.

The three levels of the fair value hierarchy are as follows:

•	Level 1 – Unadjusted quoted prices in active markets for identical asset or liability;

•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 – Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.

The value of the Portfolio’s investments according to the fair value hierarchy as of December 31, 2016, is disclosed in the Portfolio’s Schedule of Investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. Transfers between different levels of the fair value hierarchy are recognized at the end of the reporting period.

The Portfolio had no transfers between levels for the period ended December 31, 2016.

Investment Transactions and Income Recognition

Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses from the sale or disposition of investments are determined using the identified cost method. Dividend income and capital gain distributions, if any, are recognized daily on the ex-dividend date, net of any foreign taxes withheld at source, if any.

Non-cash dividends received in the form of stock are recorded as dividend income at fair value.

The Portfolio invests in Real Estate Investment Trusts (REITs). REITs determine the tax character of their distributions annually and may characterize a portion of their distributions as a return of capital or capital gain. The Portfolio’s policy is to record all REIT distributions initially as dividend income and re-designate the prior calendar year’s to return of capital or capital gains distributions at year end based on information provided by the REIT and/or SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”) estimates of such re-designations for which actual information has not yet been reported.

30

State Street Institutional Investment Trust

Notes to Financial Statements — (continued)

December 31, 2016

Expenses

Certain expenses, which are directly identifiable to a specific Fund or Portfolio, are applied to that Fund or Portfolio within the Trust. Other expenses which cannot be attributed to a specific Fund or Portfolio are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds and Portfolios within the Trust. Class specific expenses are borne by each class.

Distributions

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. The amount and character of income and capital gains to be distributed are determined in accordance with applicable tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes.

3.	Derivative Financial Instruments

The Portfolio may enter into futures contracts to meet its objectives. A futures contract is a standardized, exchange-traded agreement to buy or sell a financial instrument at a set price on a future date. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to the minimum initial margin requirements of the clearing house. Subsequent payments are made or received by the Portfolio equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. The Portfolio recognizes a realized gain or loss when the contract is closed.

Losses may arise if the value of a futures contract decreases due to unfavorable changes in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk that the movements in the price of the futures contracts do not correlate the movement of the assets underlying such contracts.

For the period ended December 31, 2016, the Portfolio entered into futures contracts for cash equitization, return enhancement and facilitate daily liquidity.

The following tables summarize the value of the Portfolio’s derivative instruments as of December 31, 2016 and the related location in the accompanying Statement of Assets and Liabilities and Statement of Operations, presented by primary underlying risk exposure:

Liability Derivatives

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Equity Contracts Risk	Commodity Contracts Risk	Total
State Street Equity 500 Index II Portfolio
Futures Contracts(a)	$–	$–	$–	$(289,021)	$–	$(289,021)

(a)	Unrealized depreciation on open futures contracts. The Statement of Assets and Liabilities only reflects the current day’s net variation margin.

31

State Street Institutional Investment Trust

Notes to Financial Statements — (continued)

December 31, 2016

Net Realized Gain (Loss)

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Equity Contracts Risk	Commodity Contracts Risk	Total
State Street Equity 500 Index II Portfolio
Futures Contracts	$–	$–	$–	$2,978,045	$–	$2,978,045

Net Change in Unrealized Appreciation (Depreciation)

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Equity Contracts Risk	Commodity Contracts Risk	Total
State Street Equity 500 Index II Portfolio
Futures Contracts	$–	$–	$–	$(433,341)	$–	$(433,341)

4.	Fees and Transactions with Affiliates

Advisory Fee

The Fund and Portfolio have entered into Investment Advisory Agreements with SSGA FM, a subsidiary of State Street Corporation and an affiliate of State Street Bank and Trust Company (“State Street”), under which the Adviser directs the investments of the Portfolio in accordance with its investment objectives, policies, and limitations. In compensation for the Adviser’s services as investment adviser, the Fund pays the Adviser fee at an annual rate of 0.02% of its average daily net assets. The Portfolio pays no investment advisory fees to SSGA FM.

SSGA FM is contractually obligated until April 30, 2017, to waive its management fee and/or to reimburse the Fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses, acquired fund fees, any class-specific expenses, such as distribution, shareholder servicing, sub-transfer agency, and administration expenses) exceed 0.01% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated during the relevant period except with the approval the Fund’s Board.

SSGA FM is contractually obligated until April 30, 2017, to waive its management fee and/or to reimburse the Portfolio for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses, acquired fund fees, and distribution, shareholder servicing, and sub-transfer agency expenses) exceed 0.03% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated during the relevant period except with the approval the Portfolio’s Board.

For the year ended December 31, 2016, SSGA FM reimbursed or waived the fees under these agreements as shown on the respective Statement of Operations.

32

State Street Institutional Investment Trust

Notes to Financial Statements — (continued)

December 31, 2016

Administrator and Sub-Administrator Fees

SSGA FM serves as administrator and State Street Bank and Trust Company (“State Street”), an affiliate of the Adviser, serves as custodian and sub-administrator to the Fund. For its administration services, the Fund pays SSGA FM a fee at an annual rate of 0.05% of its average daily net assets. The fees are accrued daily and paid monthly. For its services as custodian, the Fund pays State Street an annual fee. SSGA FM pays State Street for its services as sub-administrator.

SSGA FM serves as administrator and State Street serves as the custodian, sub-administrator and transfer agent to the Portfolio. For its administration services, the Portfolio pays SSGA FM an annual fee. The fees are accrued daily and paid monthly. SSGA FM pays State Street for its services as custodian, sub-administrator and transfer agent to the Portfolio.

Transfer Agent Fees

Boston Financial Data Services (“BFDS”), a joint venture of DST Systems, Inc. and State Street Corporation, serves as transfer agent and dividend disbursing agent to the Fund. For these services, the Fund pays annual account services fees, activity-based fees, charges related to compliance and regulatory services.

Distribution and Shareholder Servicing Fees

State Street Global Markets LLC (the “Distributor” or “SSGM”), an affiliate of the Adviser, serves as the distributor of the Fund. SSGM is a wholly owned subsidiary of State Street Corporation. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act under which the Fund may compensate the Distributor (or others) for services in connection with the distribution of the Fund’s Administrative Shares, Service Shares, Class R Shares and Class A Shares and for services provided to Fund shareholders (the “Plan”). The Plan calls for payments at an annual rate (based on average daily net assets) of 0.15%, 0.25%, 0.60% and 0.25% of the Fund’s net assets attributable to its Administrative Shares, Service Shares, Class R Shares and Class A Shares, respectively. In addition to payments under the Plan, the Fund may reimburse SSGM or its affiliates for payments it makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement and the manner in which it is calculated are reviewed by the Trustees periodically.

The Fund may also pay a sub-transfer agent fee at an annual rate of up to 0.20% of the Fund’s average daily net assets attributable to Class A and Class I for recordkeeping, shareholder servicing, or administrative services provided by financial intermediaries.

Other Transactions with Affiliates

The Portfolio may invest in affiliated entities, including securities issued by State Street Corporation, affiliated funds, or entities deemed to be affiliates as a result of the Portfolio owning more than five percent of the entity’s voting securities or outstanding shares. Amounts relating to these transactions during the period ended December 31, 2016 are disclosed in the Schedule of Investments.

In December 2015, State Street, the Fund’s custodian, announced a review of the manner in which it invoiced certain expenses to certain of its Investment Servicing clients, primarily in the United States, during an 18-year period going back to 1998 and its determination that it had incorrectly invoiced clients

33

State Street Institutional Investment Trust

Notes to Financial Statements — (continued)

December 31, 2016

for certain expenses. State Street informed its clients that it will pay to them the expenses it concluded were incorrectly invoiced to them, plus interest.

The Fund was impacted by this matter. During all or part of the 18-year review period, the Fund had expense limitation agreements in place whereby the Adviser waived its fee and/or reimbursed operating expenses in order to maintain a stated total expense ratio. The net asset value (NAV) of the Fund with such expense limitation agreements would not have been impacted by the overcharging since the Adviser would have waived its fee or reimbursed the Fund for any additional operating expense above the limitation. Management analyzed the revised invoicing information, by year, to determine which amounts, including interest, should be retained by the Fund and which amounts represented additional expenses for which the Adviser waived its fee or reimbursed the Fund. The amounts in the table below represent the refunded expenses and interest retained by the Fund for the periods in question.

Refunded Custody Expense*	Interest*	Total	% of Net Assets at December 31, 2016
$1,237	$7	$1,244	0.0	%**

*	Refunded Custody and Interest appear on the Statements of Operations in Administration and Custody fees – Net and Interest income, respectively.

**	Amount is less than 0.05%.

5. Trustees’ Fees

The fees and expenses of the Trust’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”) are paid directly by the Fund and the Portfolio. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance and industry seminars.

6. Investment Transactions

Purchases and sales of investments (excluding short term investments) for the period ended December 31, 2016 were as follows:

Name of Fund	Purchases	Sales
State Street Equity 500 Index II Portfolio	$73,809,246	$278,153,542

7. Income Tax Information

The Fund and the Portfolio have qualified and intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund and the Portfolio will not be subject to federal income taxes to the extent they distribute their taxable income, including any net realized capital gains, for each fiscal year. Therefore, no provision for federal income tax is required.

The Fund and Portfolio file federal and various state and local tax returns as required. No income tax returns are currently under examination. Generally, the federal returns are subject to examination by the Internal Revenue Service for a period of three years from date of filing, while the state returns may remain open for an additional year depending upon jurisdiction. SSGA FM has analyzed the Fund and

34

State Street Institutional Investment Trust

Notes to Financial Statements — (continued)

December 31, 2016

Portfolio’s tax positions taken on tax returns for all open years and does not believe there are any uncertain tax positions that would require recognition of a tax liability.

Distributions to shareholders are recorded on ex-dividend date. Income dividends and gain distributions are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. Certain capital accounts in the financial statements have been adjusted for permanent book- tax differences. These adjustments have no impact on net asset values or results of operations. Temporary book-tax differences will reverse in the future. These book-tax differences are primarily due to differing treatments for character of distributions, distribution re-designations nontaxable dividend adjustments to income and wash sale loss deferrals.

The tax character of distributions paid during the period ended December 31, 2016, was as follows:

	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total
State Street Equity 500 Index Fund	$12,398,637	$3,257,688	$–	$15,656,325
State Street Equity 500 Index II Portfolio	20,234,099	7,760,728	–	27,994,827

The tax character of distributions paid during the period ended December 31, 2015, was as follows:

	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total
State Street Equity 500 Index Fund	$7,503,399	$68,346	$–	$7,517,745
State Street Equity 500 Index II Portfolio	10,029,469	8,300,149	–	18,329,618

At December 31, 2016, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryforwards	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)	Qualified Late-Year Losses	Total
State Street Equity 500 Index Fund	$358,069	$–	$4,974,892	$70,690,058	$–	$76,023,019
State Street Equity 500 Index II Portfolio	519,841	–	2,241,743	290,405,065	–	293,166,649

As of December 31, 2016, gross unrealized appreciation and gross unrealized depreciation of investments based on cost for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
State Street Equity 500 Index Fund	$752,228,940	$70,690,058	$–	$70,690,058
State Street Equity 500 Index II Portfolio	950,276,879	298,585,387	(8,180,194)	290,405,193

35

State Street Institutional Investment Trust

Notes to Financial Statements — (continued)

December 31, 2016

8. Line of Credit

The Portfolio and other affiliated funds (each a “Participant” and, collectively, the “Participants”) participate in a $360 million revolving credit facility provided by a syndication of banks under which the Participants may borrow to fund shareholder redemptions. This agreement expires in October 2017 unless extended or renewed. Prior to October 13, 2016, the Participants could borrow up to $360 million at any time outstanding, subject to asset coverage and other limitations as specified in the agreements.
The Participants are charged an annual commitment fee which is calculated based on the unused portion of the shared credit line. Commitment fees are allocated among each of the Participants based on relative net assets. Commitment fees are ordinary fund operating expenses. A Participant incurs and pays the interest expense related to its borrowing. Interest is calculated at a rate per annum equal to the sum of 1% plus the greater of the New York Fed Bank Rate and 1-month LIBOR Rate. Prior to October 13, 2016, interest was calculated at a rate per annum equal to the sum of the New York Fed Bank Rate plus 1%.

The Portfolio had no outstanding loans during the period ended December 31, 2016.

9. Risks

Concentration of Risk

As a result of the Portfolio’s ability to invest a large percentage of its assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Portfolio’s investments more than if the Portfolio were more broadly diversified.

Market and Credit Risk

In the normal course of business, the Portfolio and the Fund trade financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the general economic conditions and fluctuations of the market (market risk). Additionally, the Portfolio and the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolio has unsettled or open transactions defaults.

10. Subsequent Events

Management has evaluated the impact of all subsequent events on the Portfolio and the Fund through the date on which the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

36

State Street Institutional Investment Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of State Street Institutional Investment Trust:

We have audited the accompanying statements of assets and liabilities of State Street Equity 500 Index Fund (the “Fund”) and State Street Equity 500 Index II Portfolio (the “Portfolio”) (two of the series constituting the State Street Institutional Investment Trust), including the schedule of investments of the Portfolio, as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s and Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s and Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s and Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Street Equity 500 Index Fund and State Street Equity 500 Index II Portfolio (two of the series constituting State Street Institutional Investment Trust) at December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2017

37

State Street Institutional Investment Trust

Other Information

December 31, 2016 (Unaudited)

EXPENSE EXAMPLE

As a shareholder of a Fund, you incur two types of costs (1) transaction costs, including sales charges (loads), if applicable, on purchase payments, reinvested dividends, or other distributions and (2) ongoing costs, including advisory fees and to the extent applicable, distribution (12b-1) and or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from July 1, 2016 to December 31, 2016.

The table below illustrates your Fund’s cost in two ways:

•

Based on actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period”.

•

Based on hypothetical 5% return – This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales load charges (loads). Therefore, the hypothetical 5% return section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		Actual		Hypothetical (assuming a 5% return before expenses)
	Annualized Expense Ratio	Ending Account Value	Expenses Paid During Period(a)	Ending Account Value	Expenses Paid During Period(a)
State Street Equity 500 Index Fund
Administrative Shares	0.18%	$1,077.30	$0.94	$1,024.20	$0.92
Service Shares	0.27%	$1,076.40	$1.41	$1,023.80	$1.37
R Shares	0.63%	$1,074.40	$3.29	$1,022.00	$3.20
Class A Shares	0.48%	$1,075.30	$2.50	$1,022.70	$2.44
Class I Shares	0.23%	$1,076.80	$1.20	$1,024.00	$1.17
Class K Shares	0.03%	$1,077.80	$0.16	$1,025.00	$0.15
State Street Equity 500 Index II Portfolio	0.03%	$1,077.90	$0.16	$1,025.00	$0.15

(a)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value of the period, multiplied by 184, then divided by 366.

38

State Street Institutional Investment Trust

Other Information — (continued)

December 31, 2016 (Unaudited)

Tax Information

For federal tax income tax purposes, the following information is furnished with respect to the distributions from the Funds for the fiscal year ended December 31, 2016.

Percentage of distributions which qualify for the corporate dividends received deduction:

Percentage
State Street Equity 500 Index Fund	87.43%
State Street Equity 500 Index II Portfolio	84.05%

Qualified Dividend Income

A portion of dividends distributed by the Funds during the fiscal year ended December 31, 2016, are considered qualified dividend income, and are eligible for reduced tax rates. These lower rates range from 5% to 20% depending on the individual’s tax bracket. These amounts are noted below:

Amount
State Street Equity 500 Index Fund	$11,811,637
State Street Equity 500 Index II Portfolio	18,534,439

Long term capital gains dividends were paid from the following Funds during the year ended December 31, 2016:

Amount
State Street Equity 500 Index Fund	$3,257,688
State Street Equity 500 Index II Portfolio	7,760,728

Proxy Voting Policies and Procedures and Records

A description of the Trust’s proxy voting policies and procedures that are used by the Fund’s and the Portfolio’s investment adviser to vote proxies relating to the portfolio of securities are available (i) without charge, upon request by calling 1-800-997-7327 (toll free) or (ii) on the website of the SEC, at www.sec.gov. Information regarding how the investment adviser voted for the prior 12-month period ended June 30 is available by August 31 of each year by calling the same number and on the SEC’s website, at www.sec.gov, and on the Portfolio’s website at www.ssgafunds.com.

Quarterly Portfolio Schedule

The Portfolios file a complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on the Form N-Q is available upon request, without charge, by calling 1-800-997-7327 (toll free) and on the Funds’ website at www.ssgafunds.com.

39

State Street Institutional Investment Trust

Other Information — (continued)

December 31, 2016 (Unaudited)

Trustees and Officers Information

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held By Trustee During Past Five Years
Independent Trustees
Michael F. Holland c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1944	Trustee and Co-Chairman of the Board	Term: Indefinite Elected: 7/99	Chairman, Holland & Company L.L.C. (investment adviser) (1995 – present).	72	Director, the Holland Series Fund, Inc.; Director, The China Fund, Inc.; Director, The Taiwan Fund, Inc.; Director, Reaves Utility Income Fund, Inc.; and Director, Blackstone/GSO Loans (and Real Estate) Funds.
Patrick J. Riley c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1948	Trustee and Co-Chairman of the Board	Term: Indefinite Elected:1/14	2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); 1998 to Present, Independent Director, State Street Global Advisers Ireland, Ltd. (investment company); 1998 to Present, Independent Director, SSGA Liquidity plc (formerly, SSGA Cash Management Fund plc); January 2009 to Present, Independent Director, SSGA Fixed Income plc; and January 2009 to Present, Independent Director, SSGA Qualified Funds PLC.	78	Board Director and Chairman, SPDR Europe 1PLC Board (2011 –Present); Board Director and Chairman, SPDR Europe II, PLC (2013 –Present).
William L. Boyan(1) c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1937	Trustee and Co-Chairman of the Valuation Committee	Term: Indefinite Elected: 7/99	President and Chief Operations Officer, John Hancock Financial Services (1959 – 1999). Mr. Boyan retired in 1999.	78	Chairman Emeritus, Children’s Hospital, Boston, MA (1984 – 2011); Former Trustee of Old Mutual South Africa Master Trust (investments) (1995 – 2008); Former Chairman, Boston Plan For Excellence, Boston Public Schools (1995 – 2010); Member of Advisory Board of Florida Atlantic University Lifelong Learning Society.
William L. Marshall c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1942	Trustee and Co-Chairman of the Audit Committee	Term: Indefinite Elected: 1/14	July 2016 to Present, Chief Executive Officer and Chief Compliance Officer, The Marshall Financial Group, Inc; 2015 to present, Board member, The Doylestown Health Foundation Board; April 2011 to June 2016, Chairman (until April 2011, Chief Executive Officer and President), Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Financial Planners Association.	78	—

40

State Street Institutional Investment Trust

Other Information — (continued)

December 31, 2016 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held By Trustee During Past Five Years
Independent Trustees (continued)
Richard D. Shirk c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1945	Trustee and Co-Chairman of the Qualified Legal and Compliance Committee	Term: Indefinite Elected: 1/14	March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired); 1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare); 1998 to December 2008, Chairman, Board Member and December 2008 to Present, Investment Committee Member, Healthcare Georgia Foundation (private foundation); September 2002 to 2012, Lead Director and Board Member, Amerigroup Corp. (managed health care); 1999 to 2013, Board Member and (since 2001) Investment Committee Member, Woodruff Arts Center; 2003 to 2009, Trustee, Gettysburg College; Board member, AeroCare Holdings (privately held healthcare services company) (February 2003 – Present); Board member, Regenesis Biomedical (health care services) (April 2012 – present), Chairman, (January 2014 – present).	78	—
Rina K. Spence c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1948	Trustee and Co-Chairman of the Qualified Legal and Compliance Committee and Co-Chairman of the Governance Committee	Term: Indefinite Elected: 7/99	President of SpenceCare International LLC (international healthcare consulting) (1999 – present); Chief Executive Officer, IEmily.com (health internet company) (2000 – 2001); Chief Executive Officer of Consensus Pharmaceutical, Inc. (1998 – 1999); Founder, President and Chief Executive Officer of Spence Center for Women’s Health (1994 –1998); President and CEO, Emerson Hospital (1984 – 1994); Honorary Consul for Monaco in Boston (2015 – present).	78	Trustee, Eastern Enterprise (utilities) (1988 – 2000); Director, Berkshire Life Insurance Company of America (1993 – 2009).
Bruce D. Taber c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1943	Trustee and Co-Chairman of the Valuation Committee and Co-Chairman of the Governance Committee	Term: Indefinite Elected: 1/14	1999 to Present, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); Until December 2008, Independent Director, SSGA Cash Management Fund plc; Until December 2008, Independent Director, State Street Global Advisers Ireland, Ltd. (investment companies); and Until August 1994, President, Alonzo B. Reed, Inc., (a Boston architect-engineering firm).	72	—

41

State Street Institutional Investment Trust

Other Information — (continued)

December 31, 2016 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held By Trustee During Past Five Years
Independent Trustees (continued)
Douglas T. Williams c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1940	Trustee and Co-Chairman of the Audit Committee	Term: Indefinite Elected: 7/99	Retired Executive Vice President and member of Executive Committee, Chase Manhattan Bank (1987 – 1999); President, Boston Stock Exchange Depository Trust Company, 1981 – 1982; Treasurer, Nantucket Educational Trust, (2002 – 2007).	78	—
Michael A. Jessee c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1946	Trustee	Term: Indefinite Appointed: 7/16	Retired; formerly, President and Chief Executive Officer of the Federal Home Loan Bank of Boston (1989 – 2009); Trustee, Randolph-Macon College (2004 – 2016).	78	—

Interested Trustee(2)
James E. Ross SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1965	Trustee	Term: Indefinite Appointed: 2/07	Executive Vice President; State Street Global Advisors (2006 – present); Chairman and Director, SSGA Funds Management, Inc. (2012 – present); Principal, State Street Global Advisors (2006 – present); President, SSGA Funds Management, Inc. (2005 – 2012).	265	SSGA SPDR ETFs Europe I plc (Director) (November 2016 – present); SSGA SPDR ETFs Europe II plc (Director) (November 2016 – present).

(1)	Mr. Boyan retired as a Trustee of the Trust effective February 16, 2017.

(2)	Mr. Ross is an Interested Trustee because of his employment by SSGA Funds Management, Inc., an affiliate of the Trust.

†	For the purpose of determining the number of portfolios overseen by the Trustees, “Fund Complex” comprises registered investment companies for which SSGA Funds Management, Inc. serves as investment adviser.

The following lists the principal officers for the Trust, as well as their mailing addresses and ages, positions with the Trust and length of time served, and present and principal occupations:

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Officers
Ellen M. Needham SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1967	President	Term: Indefinite Elected: 10/12	President and Director, SSGA Funds Management, Inc. (2001 – present)*; Senior Managing Director, State Street Global Advisors (1992 – present).*
Bruce S. Rosenberg SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1961	Treasurer	Term: Indefinite Elected: 2/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 – present); Director, Credit Suisse (April 2008 – July 2015).

42

State Street Institutional Investment Trust

Other Information — (continued)

December 31, 2016 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Officers (continued)
Ann M. Carpenter SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1966	Vice President and Deputy Treasurer	Term: Indefinite Elected: 10/12 Term: Indefinite Elected: 2/16	Chief Operating Officer, SSGA Funds Management, Inc. (2005 – present)*; Managing Director, State Street Global Advisors (2005 – present).*
Chad C. Hallett SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1969	Deputy Treasurer	Term: Indefinite Elected: 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 – present); Vice President, State Street Bank and Trust Company (2001 – November 2014).*
Darlene Anderson-Vasquez SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1968	Deputy Treasurer	Term: Indefinite Elected: 11/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016 – present); Senior Vice President, John Hancock Investments (September 2007 – May 2016).
Sujata Upreti SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1974	Assistant Treasurer	Term: Indefinite Elected: 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (May 2015 – present); Assistant Director, Cambridge Associates, LLC (July 2014 – January 2015); Vice President, Bank of New York Mellon (July 2012 – August 2013); Manager, PricewaterhouseCoopers, LLP (September 2009 – July 2012).
Daniel Foley SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1972	Assistant Treasurer	Term: Indefinite Elected: 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (April 2007 – present).*
Brian Harris SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1973	Chief Compliance Officer and Code of Ethics Compliance Officer	Term: Indefinite Elected: 11/13 Term: Indefinite Elected: 9/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (2013 – Present)*; Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (September 2010 to May 2013); Director of Compliance, AARP Financial Inc. (July 2008 to August 2010).
Joshua A. Weinberg SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1978	Chief Legal Officer	Term: Indefinite Elected: 2/15	Vice President and Managing Counsel, State Street Global Advisors (2011 – present); Clerk, SSGA Funds Management, Inc. (2013 – present); Associate, Financial Services Group, Dechert LLP (2005 – 2011).
Jesse D. Hallee State Street Bank and Trust Company 100 Summer Street, 7th Floor Boston, MA 02111 YOB: 1976	Secretary	Term: Indefinite Elected: 9/16	Vice President and Managing Counsel, State Street Bank and Trust Company (2013 – present); Vice President and Counsel, Brown Brothers Harriman & Co. (2007 – 2013).

43

State Street Institutional Investment Trust

Other Information — (continued)

December 31, 2016 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Officers (continued)
Khimmara Greer State Street Bank and Trust Company 100 Summer Street, 7th Floor Boston, MA 02111 YOB: 1983	Assistant Secretary	Term: Indefinite Elected: 5/16	Vice President and Counsel, State Street Bank and Trust Company (2015 – present); Regulatory Advisor, JPMorgan (2014 – 2015); Claims Case Manager, Liberty Mutual Insurance (2012 – 2014); Contract Attorney, Various Law Firms (2011 – 2012).

*	Served in various capacities and/or with various affiliated entities during noted time period.

Statement of Additional Information (SAI) includes additional information about Funds’ directors and is available, without charge, upon request and by calling 1-800-997-7327.

44

Trustees

Michael F. Holland

William L. Marshall

Michael Jessee

Patrick J. Riley

James E. Ross

Richard D. Shirk

Rina K. Spence

Bruce D. Taber

Douglas T. Williams

Investment Adviser and Administrator

SSGA Funds Management, Inc.

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Custodian and Sub-Administrator of the Fund and Portfolio, Transfer Agent of the Portfolio

State Street Bank and Trust Company

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

Legal Counsel

Ropes & Gray LLP

800 Boylston Street

Boston, MA 02199

Transfer Agent

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Distributor

State Street Global Markets LLC

State Street Financial Center

One Lincoln Street

Boston, MA 02111

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of shares of beneficial interest.

State Street Institutional Investment Trust State Street Bank and Trust Company P.O. Box 5049 Boston, MA 02206	SSIITEQ5001AR IBG-22814

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-800-997-7327 or visiting www.ssgafunds.com. Please read the prospectus carefully before you invest.

Annual Report

31 December 2016

State Street Institutional Investment Trust

State Street Aggregate Bond Index Fund

State Street Global Equity ex-U.S. Index Fund

State Street Small/Mid Cap Equity Index Fund

State Street Aggregate Bond Index Portfolio

State Street Global Equity ex-U.S. Index Portfolio

State Street Small/Mid Cap Equity Index Portfolio

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-800-997-7327 or visiting www.ssgafunds.com. Please read the prospectus carefully before you invest.

State Street Institutional Investment Trust

Annual Report

December 31, 2016

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-800-997-7327 or visiting www.ssgafunds.com. Please read the prospectus carefully before you invest.

State Street Institutional Investment Trust

State Street Aggregate Bond Index Fund

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The State Street Aggregate Bond Index Fund (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S. dollar denominated investment grade bond market over the long term. The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in the State Street Aggregate Bond Index Portfolio (the “Portfolio”). As a result, the Fund invests indirectly through the Portfolio. The Fund’s benchmark is the Bloomberg Barclays U.S. Aggregate Index (the “Index”).

For the 12-month period ended December 31, 2016 (the “Reporting Period”), the total return for the Fund’s Class K shares was 2.27%, and the Index was 2.65%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Fees and expenses contributed to the difference between the Fund’s performance and that of the Index.

During the first quarter of 2016, the Fund’s performance was +3.07%. Tightening across the yield curve, the Federal Open Market Committee’s (FOMC) January statement’s dovish tone and volatility in China and oil prices were primary drivers of Fund performance during the quarter. As investors considered China’s markets and oil prices fluctuations, they pushed down yields across the curve. The Fund’s performance during the second quarter of 2016 was +2.10%. The United Kingdom’s Brexit vote and China growth concerns were leading factors affecting the Fund’s performance during the quarter. Following the United Kingdom’s surprise vote in favor of leaving the European Union, investors sought safe haven assets and pushed down yields across the curve by quarter end. During the third quarter of 2016, the Fund’s performance was +0.27%. Overall for the quarter, yields moving up while spreads tightened were primary drivers of Fund performance during the quarter. The Fund’s performance during the fourth quarter of 2016 was -3.08%. The surprise presidential election of Donald Trump, the market’s view on his fiscal proposals and the FOMC’s surprise change in forecast from two to three potential hikes for 2017 were chief factors affecting Fund performance during the quarter. Upon review of Donald Trump’s initiatives, the market began to sell off bonds in favor of equity as his path forward was viewed as having an inflationary momentum.

The Fund used Mortgages To-Be-Announced (“TBAs”) in order to gain exposure to the mortgage-backed securities portion of the Index during the Reporting Period. The Fund’s use of TBAs helped the Fund track the Index.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

1

State Street Institutional Investment Trust

State Street Aggregate Bond Index Fund

Class K

Performance Summary (Unaudited)

Growth of a $10,000 Investment (a)

Investment Performance (a)

as of December 31, 2016

	Total Return One Year Ended December 31, 2016	Average Annual Total Return Inception to Date* December 31, 2016

State Street Aggregate Bond Index Fund Class A	1.91%	1.80%

State Street Aggregate Bond Index Fund Class I	2.37%	2.10%

State Street Aggregate Bond Index Fund Class K	2.27%	2.10%

Bloomberg Barclays U.S. Aggregate Bond Index(b)	2.65%	2.30%

*	Inception date is September 19, 2014.

(a)

Total returns and performance graph information represent past performance and are not indicative of future results, which may be lower or higher than performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor’s share, when redeemed, may be worth more or less than its original cost. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions, sales, or the redemption of fund shares.

(b)

The Bloomberg Barclays U.S. Aggregate Bond Index provides a measure of the performance of the U.S. dollar denominated investment grade bond market, which includes investment grade (must be Baa3/BBB- or higher using the middle rating of Moody’s Investor Service, Inc., Standard & Poor’s, and Fitch Inc.)

Line graph is based on cumulative total return.

2

State Street Institutional Investment Trust

State Street Global Equity ex-U.S. Index Fund

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The State Street Global Equity ex-U.S. Index Fund (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of a broad-based index of world (ex-U.S.) equity markets over the long term. The Fund’s benchmark is the MSCI ACWI ex-USA Index (the “Index”). The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in the State Street Global Equity ex-U.S. Index Portfolio.

For the 12-month period ended December 31, 2016 (the “Reporting Period”), the total return for the Fund’s Class K shares was 5.02%, and the Index was 4.50%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. The cumulative effect of security weighting differences contributed to the difference between the Fund’s performance and that of the Index

During the first quarter of 2016, the Fund had a slightly positive performance of 0.24%. Rapid selloff in energy prices, relatively poor performance of energy producers and a surprise move by Bank of Japan to embrace negative interest rates were the primary drivers of Fund performance during the quarter. Conflicting messages from China’s policy makers in both equity and currency markets also seemed to unsettle the markets. During the second quarter of 2016, the Fund again had a marginal positive performance of 0.12%. Britain’s vote in support of exiting from its 43 year membership in the European Union, a subdued outlook for growth and concerns of deflation offset gains that were witnessed by a sharp rebound in commodity prices. During the third quarter of 2016, the Fund saw a positive performance of 6.49%. The anticipated policy easing by major central banks across the globe eased nervous sentiments and was encouraging to the market. In August 2016, Bank of England engaged in some easing measures by reducing short-term interest rates and extending its quantitative easing program. A strong performance in Brazilian equities and a noteworthy appreciation in Brazilian currency also aided the admirable recovery in the emerging markets space. In the last quarter of 2016, the Fund’s performance was -1.73%. Market reaction to the unanticipated victory of Donald Trump over Hillary Clinton, the Fed raising interest rates for the first time since 2015 and the European Central Bank extending its bond buying programs drove Fund performance during the quarter.

The Fund used futures in order to equitize cash and other cash equivalents such as dividend receivables during the Reporting Period. The Fund’s use of futures helped the Fund track the Index.

On an individual security level, the top positive contributors to the Fund’s performance were Samsung Electronics Co., Ltd., Taiwan Semiconductor Manufacturing Co., Ltd., and Royal Dutch Shell Plc Class B. The top negative contributors to the Fund’s performance were Roche Holding Ltd Genusssch., Valeant Pharmaceuticals International Inc., and Novo Nordisk A/S Class B.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

3

State Street Institutional Investment Trust

State Street Global Equity ex-U.S. Index Fund

Class K

Performance Summary (Unaudited)

Growth of a $10,000 Investment (a)

Investment Performance (a)

as of December 31, 2016

	Total Return One Year Ended December 31, 2016	Average Annual Total Return Inception to Date* December 31, 2016

State Street Global Equity ex-U.S. Index Fund Class A	4.75%	-4.25%

State Street Global Equity ex-U.S. Index Fund Class I	5.02%	-4.01%

State Street Global Equity ex-U.S. Index Fund Class K	5.02%	-3.98%

MSCI ACWI ex USA Index(b)	4.50%	-3.75%

*	Inception date is September 17, 2014.

(a)

Total returns and performance graph information represent past performance and are not indicative of future results, which may be lower or higher than performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor’s share, when redeemed, may be worth more or less than its original cost. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions, sales, or the redemption of fund shares.

(b)

The MSCI ACWI ex-USA Index is a float-adjusted market capitalization index that is designed to measure the combined equity market performance of developed and emerging market countries excluding the United States.

Line graph is based on cumulative total return.

4

State Street Institutional Investment Trust

State Street Small/Mid Cap Equity Index Fund

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The State Street Small/Mid Cap Equity Index Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the total return of an index that tracks the performance of mid-to small-capitalization exchange traded U.S. equity securities. The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in the State Street Small/Mid Cap Equity Index Portfolio. The Fund’s benchmark is the Russell Small Cap Completeness Index (the “Index”).

For the 12-month period ended December 31, 2016 (the “Reporting Period”), the total return for the Fund’s Class K shares was 16.21%, and the Index was 16.59%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. The expenses of managing the Fund, cash drag and small security misweights contributed to the difference between the Fund’s performance and that of the Index.

The opening month of 2016 was anything but reassuring for global investors as growth assets sold off aggressively the first two weeks of the year on a mosaic of uncertainties persisting from 2015. Among the drivers of this sell off to open the New Year was a series of conflicting messages from China’s policy makers in both equity and currency markets. During the first quarter of 2016, the Fund was down 0.97%.

As the second quarter of 2016 opened, the “reflation trade” that commenced in mid-February and closed out the end of the first quarter of 2016 continued apace in April with growth assets broadly posting positive returns, though with some signs of consolidation towards the end of the month. The second quarter posted a gain for the Fund of 3.58%, marking a return of 2.58% for the first half of the calendar year.

Global markets entered the third quarter riding the tailwind of an aggressive snap back rally following the surprising June 23rd U.K. referendum in favor of leaving the European Union. After world markets declined in the two days following the referendum, they turned around and surpassed the drop through the end of July. The improved tone was enough to propel the Index higher. For the third quarter, the Fund’s performance ended up 7.13%. The Fund was up 9.89% calendar year-to-date through September 30.

As the final quarter of 2016 commenced, October provided investors few places to avoid negative returns as both safe haven investments and riskier growth assets came under pressure during the month. In a year notable for unexpected challenges to the established political order, November 8th, 2016 delivered another entry to that ledger in the largely unanticipated victory of Donald Trump over Hillary Clinton to close out the highly contentious U.S. presidential election campaign. The initial reaction in overnight financial markets as the surprising election results were reported was a sharp risk off trade suggesting considerable concern among unwitting investors. To-wit, from 10:00 p.m. EST when the first hints of the unexpected election outcome began to resonate, to midnight when the election outcome was all but certain, futures on the S&P 500 Index declined nearly 6%, the 10 year U.S. Treasury Yield plunged nearly 20 basis points and the common risk haven gold surged approximately 5%. About the time Donald Trump made what was broadly judged to be a conciliatory acceptance speech, all these markets performed an abrupt about face, sending the S&P 500 Index to a gain of more than 1%, gold prices lower and bond yields higher when all was said and done on November 9th. Far from a one day

5

State Street Institutional Investment Trust

State Street Small/Mid Cap Equity Index Fund

MANAGEMENT DISCUSSION OF FUND PERFORMANCE — (UNAUDITED) (continued)

relief rally, the trading days following the election saw a persistent rise in growth assets, a sharp rise in U.S. Treasury yields and a thirteen year high in the broad U.S. dollar index reached in late November – a trend that would continue through the end of the year. This helped move the Fund higher. For the fourth quarter, the Fund ended up 5.75%, which drove the performance higher to 16.21% calendar year-to-date through December 31.

The Fund used futures in order to expose cash and dividends to the market during the Reporting Period. The Fund’s use of futures helped the Fund track the Index.

On an individual security level, the top positive contributors to the Fund’s performance were Charter Communications, Inc. Class A, Las Vegas Sands Corp., and Advanced Micro Devices, Inc. The top negative contributors to the Fund’s performance were Alnylam Pharmaceuticals, Inc., Alkermes Plc, and LinkedIn Corporation Class A.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

6

State Street Institutional Investment Trust

State Street Small/Mid Cap Equity Index Fund

Class K

Performance Summary (Unaudited)

Growth of a $10,000 Investment (a)

Investment Performance (a)

For the Year Ended December 31, 2016

	Total Return One Year December 31, 2016	Average Annual Total Return Inception to Date* December 31, 2016

State Street Small/Mid Cap Equity Index Fund Class A	15.67%	5.99%

State Street Small/Mid Cap Equity Index Fund Class I	15.96%	6.26%

State Street Small/Mid Cap Equity Index Fund Class K	16.21%	6.25%

Russell Small Cap Completeness Index(b)	16.59%	6.43%

*	Inception date is August 11, 2015.

(a)

Total returns and performance graph information represent past performance and are not indicative of future results, which may be lower or higher than performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor’s share, when redeemed, may be worth more or less than its original cost. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions, sales, or the redemption of fund shares.

(b)

The Russell Small Cap Completeness Index is a float-adjusted, market capitalization index which measures the performance of the Russell 3000® Index companies excluding S&P 500® constituents. The Index is constructed to provide a comprehensive and unbiased barometer of the extended broad market beyond the S&P 500 exposure. The Index is completely reconstituted annually.

     Line graph is based on cumulative total return.

7

State Street Institutional Investment Trust

Statements of Assets and Liabilities

December 31, 2016

	State Street Aggregate Bond Index Fund	State Street Global Equity ex-U.S. Index Fund	State Street Small/Mid Cap Equity Index Fund
Assets
Investment in corresponding Portfolio, at value (Note 1)*	$89,042,597	$224,399,759	$14,501,781
Receivable for fund shares sold	477,454	13,792,045	1,315,365
Receivable from Advisor (Note 5)	10,162	17,850	45,936
Prepaid expenses and other assets	199	295	14

Total assets	89,530,412	238,209,949	15,863,096

Liabilities
Payable for investments purchased	456,172	13,787,116	1,310,448
Payable for fund shares repurchased	16,366	12	–
Advisory fee payable (Note 5)	2,109	10,047	330
Custodian fees payable (Note 5)	2,519	2,550	2,354
Administration fees payable (Note 5)	6,020	10,874	603
Distribution fees payable (Note 5)	44	328	24
Transfer agent fees payable	8,072	8,160	6,497
Sub-transfer agent fee payable (Note 5)	906	–	–
Registration and filing fees payable	1,178	3,258	363
Professional fees payable	26,474	26,472	33,060
Printing and postage fees payable	228	25	–

Total liabilities	520,088	13,848,842	1,353,679

Net Assets	$89,010,324	$224,361,107	$14,509,417

Net Assets Consist of:
Paid-in Capital	$90,692,652	$229,000,908	$13,714,511
Undistributed (distribution in excess of) net investment income (loss)	–	–	2,247
Accumulated net realized gain (loss) on investments and foreign currency transactions	131,985	(2,986,218)	36,022
Net unrealized appreciation (depreciation) on:
Investments	(1,814,313)	(1,653,583)	756,637

Net Assets	$89,010,324	$224,361,107	$14,509,417

Class A
Net Assets	$211,486	$1,563,536	$113,901
Shares outstanding	21,687	178,853	10,675

Net asset value, offering and redemption price per share	$9.75	$8.74	$10.67

Maximum sales charge	3.75%	4.50%	4.50%
Maximum offering price per share	$10.13	$9.15	$11.17

Class I
Net Assets	$12,370,182	$500,842	$297,352
Shares outstanding	1,267,360	57,329	27,863

Net asset value, offering and redemption price per share	$9.76	$8.74	$10.67

Class K
Net Assets	$76,428,656	$222,296,729	$14,098,163
Shares outstanding	7,835,905	25,432,696	1,321,305

Net asset value, offering and redemption price per share	$9.75	$8.74	$10.67

Cost of Investments:
*Investment in corresponding Portfolio, at cost (Note 1)	$90,856,910	$226,053,342	$13,745,144

See accompanying notes to financial statements.

8

State Street Institutional Investment Trust

Statements of Operations

For the Year Ended December 31, 2016

	State Street Aggregate Bond Index Fund	State Street Global Equity ex-U.S. Index Fund	State Street Small/Mid Cap Equity Index Fund
Investment Income
Dividend income from corresponding Portfolio (Note 2)	$1,317,384	$3,071,332	$113,119

Expenses
Advisory fees (Note 5)	19,500	77,982	2,185
Administration fees (Note 5)	36,705	69,204	4,127
Distribution fees (Note 5)
Class A	490	1,532	253
Custodian fees (Note 5)	15,198	15,373	13,618
Trustees’ fees and expenses (Note 6)	18,454	18,460	18,439
Transfer agent fees (Note 5)	36,458	36,944	30,949
Sub-transfer agent fee (Note 5)	177	850	26
Registration and filing fees	30,134	29,594	42,921
Professional fees	42,884	42,884	45,750
Printing and postage fees	9,602	9,017	2,892
Insurance expense	3,331	3,422	14

Total Expenses	212,933	305,262	161,174

Expenses waived/reimbursed by the Adviser (Note 5)	(173,261)	(209,283)	(157,282)

Net Expenses	39,672	95,979	3,892

Net Investment Income (Loss)	1,277,712	2,975,353	109,227

Realized and Unrealized Gain (loss)
Net realized gain (loss) on:
Investment in corresponding Portfolio	98,802	(2,955,156)	(9,261)
Capital gain distributions from corresponding Portfolio	98,285	–	105,073

Net realized gain (loss)	197,087	(2,955,156)	95,812

Net change in unrealized appreciation/depreciation on:
Investment in corresponding Portfolio	(741,648)	6,185,977	1,057,970

Net change in unrealized appreciation/depreciation	(741,648)	6,185,977	1,057,970

Net Realized and Unrealized Gain (Loss)	(544,561)	3,230,821	1,153,782

Net Increase (Decrease) in Net Assets from Operations	$733,151	$6,206,174	$1,263,009

See accompanying notes to financial statements.

9

State Street Institutional Investment Trust

Statements of Changes in Net Assets

	State Street Aggregate Bond Index Fund		State Street Global Equity ex-U.S. Index Fund
	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/16	Year Ended 12/31/15
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$1,277,712	$959,410	$2,975,353	$1,177,991
Net realized gain (loss)	197,087	1,389,887	(2,955,156)	(31,679)
Net change in unrealized appreciation/depreciation	(741,648)	(1,696,466)	6,185,977	(4,138,701)

Net increase (decrease) in net assets resulting from operations	733,151	652,831	6,206,174	(2,992,389)

Distributions to Shareholders from:
Net investment income
Class A	(3,618)	(3,397)	(19,511)	(778)
Class I	(99,762)	(129,825)	(5,566)	(885)
Class K	(1,273,579)	(1,347,561)	(2,954,328)	(1,173,348)

Total distributions from net investment income	(1,376,959)	(1,480,783)	(2,979,405)	(1,175,011)

Net realized gain on investments
Class A	(143)	(2,642)	–	–
Class I	(8,369)	(64,302)	–	–
Class K	(51,264)	(708,038)	–	–

Total distributions from net realized gain on investments	(59,776)	(774,982)	–	–

Return of capital
Class A	–	(217)	–	–
Class I	–	(8,278)	–	–
Class K	–	(85,925)	–	–

Total return of capital	–	(94,420)	–	–

Total distributions to shareholders	(1,436,735)	(2,350,185)	(2,979,405)	(1,175,011)

Net Increase (Decrease) from Capital Share Transactions:
Class A
Shares sold	25,519	136,350	1,529,865	–
Reinvestment of distributions	2,814	4,126	18,958	–
Shares redeemed	–	–	(3,212)	–

Net increase (decrease) from capital share transactions	28,333	140,476	1,545,611	–

Class I
Shares sold	8,726,563	–	461,922	–
Reinvestment of distributions	84,817	200,148	4,904	–
Shares redeemed	(1,036,767)	–	(43,088)	–

Net increase (decrease) from capital share transactions	7,774,613	200,148	423,738	–

Class K
Shares sold	34,423,585	10,758,828	179,462,524	19,529,351
Reinvestment of distributions	1,313,224	2,141,524	2,954,328	1,173,348
Shares redeemed	(8,159,404)	(32,694,391)	(20,555,137)	(124,042)

Net increase (decrease) from capital share transactions	27,577,405	(19,794,039)	161,861,715	20,578,657

Net Increase (Decrease) in Net Assets from Capital Share Transactions	35,380,351	(19,453,415)	163,831,064	20,578,657

Net increase (decrease) in net assets during the period	34,676,767	(21,150,769)	167,057,833	16,411,257

Net assets at beginning of period	54,333,557	75,484,326	57,303,274	40,892,017

Net assets at end of period	$89,010,324	$54,333,557	$224,361,107	$57,303,274

Undistributed (distribution in excess of) net investment income (loss)	$–	$–	$–	$280

See accompanying notes to financial statements.

10

State Street Institutional Investment Trust

Statements of Changes in Net Assets — (continued)

	State Street Aggregate Bond Index Fund		State Street Global Equity ex-U.S. Index Fund
	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/16	Year Ended 12/31/15
Shares of Beneficial Interest:
Class A
Shares sold	$2,536	$13,447	$172,029	$–
Reinvestment of distributions	282	422	2,189	–
Shares redeemed	–	–	(365)	–

Net increase (decrease) from share transactions	2,818	13,869	173,853	–

Class I
Shares sold	899,938	–	56,831	–
Reinvestment of distributions	8,500	20,257	567	–
Shares redeemed	(103,787)	–	(5,069)	–

Net increase (decrease) from share transactions	804,651	20,257	52,329	–

Class K
Shares sold	3,420,492	1,072,582	20,681,990	2,194,817
Reinvestment of distributions	131,785	216,970	341,541	137,394
Shares redeemed	(813,019)	(3,192,297)	(2,360,232)	(14,296)

Net increase (decrease) from share transactions	2,739,258	(1,902,745)	18,663,299	2,317,915

*	Inception date.

See accompanying notes to financial statements.

11

State Street Institutional Investment Trust

Statements of Changes in Net Assets

	State Street Small/Mid Cap Equity Index Fund
	Year Ended 12/31/16	For the Period 8/11/15* - 12/31/15
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$109,227	$24,325
Net realized gain (loss)	95,812	4,525
Net change in unrealized appreciation/depreciation	1,057,970	(301,333)

Net increase (decrease) in net assets resulting from operations	1,263,009	(272,483)

Distributions to Shareholders from:
Net investment income
Class A	(1,186)	(606)
Class I	(2,663)	(658)
Class K	(163,533)	(26,368)

Total distributions from net investment income	(167,382)	(27,632)

Net realized gain on investments
Class A	(5)	–
Class I	(10)	–
Class K	(591)	–

Total distributions from net realized gain on investments	(606)	–

Return of capital
Class A	–	–
Class I	–	–
Class K	–	–

Total return of capital	–	–

Total distributions to shareholders	(167,988)	–

Net Increase (Decrease) from Capital Share Transactions:
Class A
Shares sold	2,000	100,000
Reinvestment of distributions	23	–
Shares redeemed	–	–

Net increase (decrease) from capital share transactions	2,023	–

Class I
Shares sold	179,144	100,000
Reinvestment of distributions	1,219	–
Shares redeemed	–	–

Net increase (decrease) from capital share transactions	180,363	–

Class K
Shares sold	9,280,415	4,198,693
Reinvestment of distributions	164,124	26,368
Shares redeemed	(337,475)	–

Net increase (decrease) from capital share transactions	9,107,064	4,225,061

Net increase (decrease) in net assets from capital share transactions	9,289,450	4,425,061

Net increase (decrease) in net assets during the period	10,384,471	4,124,946

Net assets at beginning of period	4,124,946	–

Net assets at end of period	$14,509,417	$4,124,946

Undistributed (distribution in excess of) net investment income (loss)	$2,247	$–

See accompanying notes to financial statements.

12

State Street Institutional Investment Trust

Statements of Changes in Net Assets — (continued)

	State Street Small/Mid Cap Equity Index Fund
	Year Ended 12/31/16	For the Period 8/11/15* - 12/31/15
Shares of Beneficial Interest:
Class A
Shares sold	$202	$10,471
Reinvestment of distributions	2	–
Shares redeemed	–	–

Net increase (decrease) from share transactions	204	–

Class I
Shares sold	17,279	10,471
Reinvestment of distributions	113	–
Shares redeemed	–	–

Net increase (decrease) from share transactions	17,392	–

Class K
Shares sold	916,650	419,869
Reinvestment of distributions	15,239	2,808
Shares redeemed	(33,261)	–

Net increase (decrease) from share transactions	898,628	422,677

*	Inception date.

See accompanying notes to financial statements.

13

State Street Institutional Investment Trust

Financial Highlights

Selected data for a share outstanding throughout each period

	State Street Aggregate Bond Index Fund
	Class A
	Year Ended 12/31/16	Year Ended 12/31/15	For the Period 9/19/14* - 12/31/14
Net asset value, beginning of period	$9.75	$10.14	$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.16	0.21	0.02
Net realized and unrealized gain (loss)	0.03	(0.18)	0.16

Total from investment operations	0.19	0.03	0.18

Distributions to shareholders from:
Net investment income	(0.18)	(0.26)	(0.04)
Net realized gains	(0.01)	(0.14)	–
Return of capital	–	(0.02)	–

Total distributions	(0.19)	(0.42)	(0.04)

Net asset value, end of period	$9.75	$9.75	$10.14

Total return(b)	1.91%	0.35%	1.85	%(c)
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$211	$184	$51
Ratios to average net assets:
Total expenses(d)	0.67%	0.66%	0.91	%(e)
Net expenses(d)	0.40%	0.31%	0.52	%(e)
Net investment income (loss)	1.65%	2.11%	0.58	%(e)
Portfolio turnover rate(f)	194%	62%	16	%(c)

*	Commencement of operations.

(a)	Net investment income per share is calculated using the average shares method.

(b)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.

(c)	Not annualized.

(d)	Ratio does not include the expenses of the corresponding Portfolio.

(e)	Annualized.

(f)	Portfolio turnover rate is from the corresponding Portfolio.

See accompanying notes to financial statements.

14

State Street Institutional Investment Trust

Financial Highlights

Selected data for a share outstanding throughout each period

	State Street Aggregate Bond Index Fund
	Class I
	Year Ended 12/31/16	Year Ended 12/31/15	For the Period 9/19/14* - 12/31/14
Net asset value, beginning of period	$9.74	$10.13	$10.00

Income (loss) from investment operations
Net investment income (loss)(a)	0.18	0.20	0.08
Net realized and unrealized gain (loss)	0.06	(0.14)	0.09

Total from investment operations	0.24	0.06	0.17

Distributions to shareholders from:
Net investment income	(0.21)	(0.29)	(0.04)
Net realized gains	(0.01)	(0.14)	–
Return of capital	–	(0.02)	–

Total distributions	(0.22)	(0.45)	(0.04)

Net asset value, end of period	$9.76	$9.74	$10.13

Total return(b)	2.37%	0.60%	1.82	%(c)
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$12,370	$4,508	$4,484
Ratios to average net assets:
Total expenses(d)	0.33%	0.41%	0.88	%(e)
Net expenses(d)	0.06%	0.06%	0.28	%(e)
Net investment income (loss)	1.83%	1.95%	2.91	%(e)
Portfolio turnover rate(f)	194%	62%	16	%(c)

*	Commencement of operations.

(a)	Net investment income per share is calculated using the average shares method.

(b)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.

(c)	Not annualized.

(d)	Ratio does not include the expenses of the corresponding Portfolio.

(e)	Annualized.

(f)	Portfolio turnover rate is from the corresponding Portfolio.

See accompanying notes to financial statements.

15

State Street Institutional Investment Trust

Financial Highlights

Selected data for a share outstanding throughout each period

	State Street Aggregate Bond Index Fund
	Class K
	Year Ended 12/31/16	Year Ended 12/31/15	For the Period 9/19/14* - 12/31/14
Net asset value, beginning of period	$9.74	$10.14	$10.00

Income (loss) from investment operations
Net investment income (loss)(a)	0.20	0.20	0.04
Net realized and unrealized gain (loss)	0.03	(0.15)	0.15

Total from investment operations	0.23	0.05	0.19

Distributions to shareholders from:
Net investment income	(0.21)	(0.29)	(0.05)
Net realized gains	(0.01)	(0.14)	–
Return of capital	–	(0.02)	–

Total distributions	(0.22)	(0.45)	(0.05)

Net asset value, end of period	$9.75	$9.74	$10.14

Total return(b)	2.27%	0.54%	1.97	%(c)
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$76,429	$49,641	$70,950
Ratios to average net assets:
Total expenses(d)	0.33%	0.41%	0.50	%(e)
Net expenses(d)	0.06%	0.06%	0.09	%(e)
Net investment income (loss)	1.98%	1.88%	1.33	%(e)
Portfolio turnover rate(f)	194%	62%	16	%(c)

*	Commencement of operations.

(a)	Net investment income per share is calculated using the average shares method.

(b)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.

(c)	Not annualized.

(d)	Ratio does not include the expenses of the corresponding Portfolio.

(e)	Annualized.

(f)	Portfolio turnover rate is from the corresponding Portfolio.

See accompanying notes to financial statements.

16

State Street Institutional Investment Trust

Financial Highlights

Selected data for a share outstanding throughout each period

	State Street Global Equity ex-U.S. Index Fund
	Class A
	Year Ended 12/31/16	Year Ended 12/31/15	For the Period 9/17/14* - 12/31/14
Net asset value, beginning of period	$8.45	$9.17	$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.31	0.15	0.04
Net realized and unrealized gain (loss)	0.09	(0.71)	(0.83)

Total from investment operations	0.40	(0.56)	(0.79)

Distributions to shareholders from:
Net investment income	(0.11)	(0.16)	(0.04)

Net asset value, end of period	$8.74	$8.45	$9.17

Total return(b)	4.75%	(6.17)%	(7.88	)%(c)
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$1,564	$42	$46
Ratios to average net assets:
Total expenses(d)	0.58%	0.70%	1.17	%(e)
Net expenses(d)	0.42%	0.32%	0.60	%(e)
Net investment income (loss)	3.51%	1.64%	1.55	%(e)
Portfolio turnover rate(f)	8%	3%	0	%(c)

*	Commencement of operations.

(a)	Net investment income per share is calculated using the average shares method.

(b)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.

(c)	Not annualized.

(d)	Ratio does not include the expenses of the corresponding Portfolio.

(e)	Annualized.

(f)	Portfolio turnover rate is from the corresponding Portfolio.

See accompanying notes to financial statements.

17

State Street Institutional Investment Trust

Financial Highlights

Selected data for a share outstanding throughout each period

	State Street Global Equity ex-U.S. Index Fund
	Class I
	Year Ended 12/31/16	Year Ended 12/31/15	For the Period 9/17/14* - 12/31/14
Net asset value, beginning of period	$8.45	$9.17	$10.00

Income (loss) from investment operations
Net investment income (loss)(a)	0.17	0.18	0.05
Net realized and unrealized gain (loss)	0.25	(0.72)	(0.83)

Total from investment operations	0.42	(0.54)	(0.78)

Distributions to shareholders from:
Net investment income	(0.13)	(0.18)	(0.05)

Net asset value, end of period	$8.74	$8.45	$9.17

Total return(b)	5.02%	(5.94)%	(7.81	)%(c)
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$501	$42	$46
Ratios to average net assets:
Total expenses(d)	0.32%	0.45%	0.92	%(e)
Net expenses(d)	0.16%	0.06%	0.35	%(e)
Net investment income (loss)	2.01%	1.89%	1.81	%(e)
Portfolio turnover rate(f)	8%	3%	0	%(c)

*	Commencement of operations.

(a)	Net investment income per share is calculated using the average shares method.

(b)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.

(c)	Not annualized.

(d)	Ratio does not include the expenses of the corresponding Portfolio.

(e)	Annualized.

(f)	Portfolio turnover rate is from the corresponding Portfolio.

See accompanying notes to financial statements.

18

State Street Institutional Investment Trust

Financial Highlights

Selected data for a share outstanding throughout each period

	State Street Global Equity ex-U.S. Index Fund
	Class K
	Year Ended 12/31/16	Year Ended 12/31/15	For the Period 9/17/14* - 12/31/14
Net asset value, beginning of period	$8.45	$9.17	$10.00

Income (loss) from investment operations
Net investment income (loss)(a)	0.20	0.24	0.05
Net realized and unrealized gain (loss)	0.22	(0.78)	(0.83)

Total from investment operations	0.42	(0.54)	(0.78)

Distributions to shareholders from:
Net investment income	(0.13)	(0.18)	(0.05)

Net asset value, end of period	$8.74	$8.45	$9.17

Total return(b)	5.02%	(5.94)%	(7.76	)%(c)
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$222,297	$57,219	$40,800
Ratios to average net assets:
Total expenses(d)	0.23%	0.45%	0.73	%(e)
Net expenses(d)	0.07%	0.06%	0.15	%(e)
Net investment income (loss)	2.28%	2.59%	2.00	%(e)
Portfolio turnover rate(f)	8%	3%	0	%(c)

*	Commencement of operations.

(a)	Net investment income per share is calculated using the average shares method.

(b)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.

(c)	Not annualized.

(d)	Ratio does not include the expenses of the corresponding Portfolio.

(e)	Annualized.

(f)	Portfolio turnover rate is from the corresponding Portfolio.

See accompanying notes to financial statements.

19

State Street Institutional Investment Trust

Financial Highlights

Selected data for a share outstanding throughout each period

	State Street Small/Mid Cap Equity Index Fund
	Class A
	Year Ended 12/31/16		For the Period 10/16/15* - 12/31/15
Net asset value, beginning of period	$9.30		$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.07		0.05
Net realized and unrealized gain (loss)	1.41		(0.69)

Total from investment operations	1.48		(0.64)

Distributions to shareholders from:
Net investment income	(0.11)		(0.06)
Net realized gains	(0.00	)(b)	–

Total distributions	(0.11)		(0.06)

Net asset value, end of period	$10.67		$9.30

Total return(c)	15.67%		(6.27	)%(d)
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$114		$97
Ratios to average net assets:
Total expenses(e)	2.48%		5.08	%(f)
Net expenses(e)	0.30%		0.30	%(f)
Net investment income (loss)	0.69%		2.55	%(f)
Portfolio turnover rate(g)	21%		8	%(d)

*	Commencement of operations.

(a)	Net investment income per share is calculated using the average shares method.

(b)	Amount shown represents less than $0.005 per share.

(c)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.

(d)	Not annualized.

(e)	Ratio does not include the expenses of the corresponding Portfolio.

(f)	Annualized.

(g)	Portfolio turnover rate is from the corresponding Portfolio.

See accompanying notes to financial statements.

20

State Street Institutional Investment Trust

Financial Highlights

Selected data for a share outstanding throughout each period

	State Street Small/Mid Cap Equity Index Fund
	Class I
	Year Ended 12/31/16		For the Period 10/16/15* - 12/31/15
Net asset value, beginning of period	$9.30		$10.00
Income (loss) from investment operations
Net investment income (loss)(a)	0.14		0.06
Net realized and unrealized gain (loss)	1.37		(0.70)

Total from investment operations	1.51		(0.64)

Distributions to shareholders from:
Net investment income	(0.14)		(0.06)
Net realized gains	(0.00	)(b)	–

Total distributions	(0.14)		(0.06)

Net asset value, end of period	$10.67		$9.30

Total return(c)	15.96%		(6.18	)%(d)
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$297		$97
Ratios to average net assets:
Total expenses(e)	2.22%		4.83	%(f)
Net expenses(e)	0.05%		0.05	%(f)
Net investment income (loss)	1.42%		2.80	%(f)
Portfolio turnover rate(g)	21%		8	%(d)

*	Commencement of operations.

(a)	Net investment income per share is calculated using the average shares method.

(b)	Amount shown represents less than $0.005 per share.

(c)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.

(d)	Not annualized.

(e)	Ratio does not include the expenses of the corresponding Portfolio.

(f)	Annualized.

(g)	Portfolio turnover rate is from the corresponding Portfolio.

See accompanying notes to financial statements.

21

State Street Institutional Investment Trust

Financial Highlights

Selected data for a share outstanding throughout each period

	State Street Small/Mid Cap Equity Index Fund
	Class K
	Year Ended 12/31/16		For the Period 8/12/15* - 12/31/15
Net asset value, beginning of period	$9.30		$10.00

Income (loss) from investment operations
Net investment income (loss)(a)	0.15		0.06
Net realized and unrealized gain (loss)	1.36		(0.70)

Total from investment operations	1.51		(0.64)

Distributions to shareholders from:
Net investment income	(0.14)		(0.06)
Net realized gains	(0.00	)(b)	–

Total distributions	(0.14)		(0.06)

Net asset value, end of period	$10.67		$9.30

Total return(c)	16.21%		(6.38	)%(d)
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$14,098		$3,930
Ratios to average net assets:
Total expenses(e)	2.21%		4.71	%(f)
Net expenses(e)	0.05%		0.05	%(f)
Net investment income (loss)	1.51%		1.49	%(f)
Portfolio turnover rate(g)	21%		8	%(d)

*	Commencement of operations.

(a)	Net investment income per share is calculated using the average shares method.

(b)	Amount shown represents less than $0.005 per share.

(c)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.

(d)	Not annualized.

(e)	Ratio does not include the expenses of the corresponding Portfolio.

(f)	Annualized.

(g)	Portfolio turnover rate is from the corresponding Portfolio.

See accompanying notes to financial statements.

22

State Street Institutional Investment Trust

State Street Aggregate Bond Index Portfolio

Portfolio Statistics (Unaudited)

Portfolio Composition*	December 31, 2016
U.S. Treasury Obligations	34.9%
U.S. Government Agency Obligations	29.9
Corporate Bonds & Notes	27.1
Short-Term Investment	4.8
Foreign Government Obligations	1.7
Mortgage-Backed Securities	0.9
Municipal Bonds & Notes	0.7
Asset-Backed Securities	0.5
Liabilities in Excess of Other Assets	(0.5)
Total	100.0%

Top Five Sectors (excluding short-term investments)*	December 31, 2016
Banks	6.1%
Oil & Gas	1.8
Electric	1.7
Multi-National	1.5
Telecommunications	1.4
Total	12.5%

*	As a percentage of net assets as of the date indicated. The Portfolio’s composition will vary over time.

23

State Street Aggregate Bond Index Portfolio

Schedule of Investments

December 31, 2016

Security Description	Principal Amount	Value
CORPORATE BONDS & NOTES – 27.1%
Advertising – 0.1%
Interpublic Group of Cos., Inc. 4.20%, 4/15/2024	$25,000	$25,659
Omnicom Group, Inc. 3.60%, 4/15/2026	100,000	99,206
WPP Finance 2010 3.63%, 9/7/2022	25,000	25,508

		150,373

Aerospace & Defense – 0.4%
Boeing Co.:
0.95%, 5/15/2018	25,000	24,867
2.60%, 10/30/2025	35,000	34,004
3.38%, 6/15/2046	25,000	22,854
Embraer Netherlands Finance B.V. 5.05%, 6/15/2025	50,000	49,674
General Dynamics Corp. 2.25%, 11/15/2022	25,000	24,590
Harris Corp. 3.83%, 4/27/2025	50,000	50,715
L-3 Communications Corp.:
3.85%, 12/15/2026	50,000	49,870
4.95%, 2/15/2021	25,000	26,845
Lockheed Martin Corp.:
2.50%, 11/23/2020	100,000	100,705
3.60%, 3/1/2035	50,000	47,764
4.70%, 5/15/2046	60,000	65,647
Northrop Grumman Corp.:
3.25%, 8/1/2023	50,000	50,978
4.75%, 6/1/2043	25,000	27,329
Raytheon Co.:
3.13%, 10/15/2020	25,000	25,756
4.20%, 12/15/2044	25,000	25,595
Textron, Inc. 4.00%, 3/15/2026	50,000	50,062
United Technologies Corp.:
1.78%, 5/4/2018(a)	75,000	75,000
2.65%, 11/1/2026	50,000	48,059
4.50%, 6/1/2042	50,000	53,487
6.13%, 7/15/2038	50,000	63,809

		917,610

Agriculture – 0.3%
Altria Group, Inc.:
2.63%, 1/14/2020	150,000	151,785
4.00%, 1/31/2024	25,000	26,394
4.50%, 5/2/2043	25,000	25,578
Archer-Daniels-Midland Co. 4.02%, 4/16/2043	50,000	49,126
Philip Morris International, Inc.:
1.88%, 1/15/2019	50,000	50,027
2.13%, 5/10/2023	75,000	71,407
2.75%, 2/25/2026	25,000	23,992
4.13%, 3/4/2043	25,000	24,089
4.50%, 3/26/2020	25,000	26,739
4.50%, 3/20/2042	50,000	51,201
Reynolds American, Inc.:
2.30%, 6/12/2018	100,000	100,630
4.00%, 6/12/2022	50,000	52,267
5.70%, 8/15/2035	25,000	28,714
5.85%, 8/15/2045	25,000	29,729

		711,678

Airlines – 0.1%
American Airlines 2014-1 Pass Through Trust Class A Series A, 3.70%, 4/1/2028	22,135	22,253
American Airlines 2016-2 Pass Through Trust Class A Series A, 3.65%, 12/15/2029	50,000	49,645
Southwest Airlines Co. 2.75%, 11/6/2019	25,000	25,402
United Airlines 2016-1 Pass Through Trust Class AA Series AA, 3.10%, 1/7/2030	50,000	48,038

		145,338

Apparel – 0.0%(b)
NIKE, Inc.:
2.38%, 11/1/2026	50,000	47,163
3.88%, 11/1/2045	30,000	29,595

		76,758

Auto Manufacturers – 0.6%
American Honda Finance Corp.:
1.50%, 11/19/2018	50,000	49,866
2.45%, 9/24/2020	75,000	75,034
Series MTN, 2.25%, 8/15/2019	25,000	25,173
Ford Motor Co. 4.75%, 1/15/2043	50,000	47,549
Ford Motor Credit Co. LLC:
2.02%, 5/3/2019	150,000	148,420
3.10%, 5/4/2023	50,000	48,173
3.34%, 3/18/2021	150,000	151,012
4.39%, 1/8/2026	100,000	101,440
General Motors Co.:
3.50%, 10/2/2018	25,000	25,469
6.60%, 4/1/2036	100,000	113,500
6.75%, 4/1/2046	25,000	29,219
General Motors Financial Co., Inc.:
3.15%, 1/15/2020	35,000	35,175
3.20%, 7/13/2020	25,000	25,031
3.20%, 7/6/2021	100,000	98,422
3.70%, 5/9/2023	100,000	98,375
4.00%, 1/15/2025	35,000	34,081
PACCAR Financial Corp. Series MTN, 1.65%, 2/25/2019	100,000	99,634
Toyota Motor Credit Corp.:
1.90%, 4/8/2021	75,000	73,407
Series GMTN, 2.80%, 7/13/2022	25,000	25,200
Series MTN, 1.40%, 5/20/2019	75,000	74,065
Series MTN, 1.70%, 2/19/2019	25,000	24,904

See accompanying notes to financial statements.

24

State Street Aggregate Bond Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Principal Amount	Value
CORPORATE BONDS & NOTES – (continued)
Auto Manufacturers – (continued)
Series MTN, 2.10%, 1/17/2019	$50,000	$50,241

		1,453,390

Auto Parts & Equipment – 0.0%(b)
Delphi Automotive PLC:
4.25%, 1/15/2026	25,000	25,863
4.40%, 10/1/2046	30,000	27,586
Lear Corp. 5.25%, 1/15/2025	20,000	20,900

		74,349

Banks – 6.1%
Australia & New Zealand Banking Group, Ltd. 2.30%, 6/1/2021	100,000	98,421
Banco Bilbao Vizcaya Argentaria SA 3.00%, 10/20/2020	25,000	25,035
Bank of America Corp.:
2.63%, 4/19/2021	100,000	99,334
3.50%, 4/19/2026	130,000	128,519
5.70%, 1/24/2022	50,000	56,158
6.11%, 1/29/2037	75,000	87,800
Series L, 2.60%, 1/15/2019	50,000	50,464
Series L, 2.65%, 4/1/2019	300,000	303,117
Series L, 3.95%, 4/21/2025	50,000	49,773
Series MTN, 2.50%, 10/21/2022	50,000	48,415
Series MTN, 3.25%, 10/21/2027	100,000	95,455
Series MTN, 4.00%, 4/1/2024	50,000	51,546
Series MTN, 4.13%, 1/22/2024	25,000	25,995
Series MTN, 4.20%, 8/26/2024	50,000	50,940
Series MTN, 4.88%, 4/1/2044	50,000	54,455
Series MTN, 5.00%, 5/13/2021	50,000	54,203
Series MTN, 5.63%, 7/1/2020	50,000	54,902
Bank of America NA 1.65%, 3/26/2018	100,000	99,995
Bank of Montreal:
1.40%, 4/10/2018	25,000	24,926
Series MTN, 1.45%, 4/9/2018	25,000	24,967
Series MTN, 1.90%, 8/27/2021	50,000	48,468
Series MTN, 2.55%, 11/6/2022	30,000	29,595
Bank of New York Mellon Corp.:
2.05%, 5/3/2021	50,000	48,969
Series G, 2.15%, 2/24/2020	100,000	99,628
Series G, 3.00%, 2/24/2025	100,000	98,326
Series MTN, 2.20%, 3/4/2019	25,000	25,135
Bank of Nova Scotia:
1.95%, 1/15/2019	100,000	100,028
2.35%, 10/21/2020	100,000	99,504
Barclays Bank PLC 5.14%, 10/14/2020	100,000	105,582
Barclays PLC:
4.38%, 1/12/2026	50,000	50,873
5.20%, 5/12/2026	75,000	76,406
5.25%, 8/17/2045	25,000	26,954
BB&T Corp.:
Series MTN, 2.25%, 2/1/2019	25,000	25,156
Series MTN, 2.63%, 6/29/2020	50,000	50,360
BNP Paribas SA:
5.00%, 1/15/2021	100,000	108,634
Series MTN, 2.70%, 8/20/2018	50,000	50,626
BPCE SA Series MTN, 2.50%, 7/15/2019	100,000	100,610
Branch Banking & Trust Co.:
1.45%, 5/10/2019	50,000	49,402
3.63%, 9/16/2025	25,000	25,450
Capital One Financial Corp.:
2.45%, 4/24/2019	50,000	50,267
3.75%, 7/28/2026	75,000	72,616
Capital One NA/Mclean:
2.35%, 8/17/2018	50,000	50,272
2.95%, 7/23/2021	75,000	75,190
Citigroup, Inc.:
1.70%, 4/27/2018	100,000	99,746
2.35%, 8/2/2021	50,000	48,883
2.50%, 9/26/2018	50,000	50,465
2.55%, 4/8/2019	50,000	50,401
2.70%, 3/30/2021	175,000	174,424
2.90%, 12/8/2021	50,000	49,927
3.20%, 10/21/2026	100,000	95,483
3.75%, 6/16/2024	25,000	25,440
4.30%, 11/20/2026	50,000	50,488
4.45%, 9/29/2027	150,000	153,048
4.65%, 7/30/2045	25,000	26,441
5.30%, 5/6/2044	50,000	54,028
6.68%, 9/13/2043	75,000	95,524
Citizens Bank NA/Providence 2.50%, 3/14/2019	50,000	50,310
Commonwealth Bank of Australia:
2.55%, 3/15/2021	100,000	99,522
Series GMTN, 1.63%, 3/12/2018	50,000	49,961
Cooperatieve Rabobank UA:
2.25%, 1/14/2019	50,000	50,246
3.88%, 2/8/2022	50,000	52,774
4.38%, 8/4/2025	50,000	51,355
4.50%, 1/11/2021	50,000	53,651
5.75%, 12/1/2043	50,000	58,025
Series GMTN, 2.50%, 1/19/2021	50,000	49,956
Credit Suisse AG:
5.30%, 8/13/2019	100,000	107,748
6.00%, 2/15/2018	25,000	25,955
Credit Suisse Group Funding Guernsey, Ltd.:
3.13%, 12/10/2020	100,000	99,701
3.80%, 6/9/2023	150,000	149,349
Deutsche Bank AG:
2.50%, 2/13/2019	75,000	74,554

See accompanying notes to financial statements.

25

State Street Aggregate Bond Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Principal Amount	Value
CORPORATE BONDS & NOTES – (continued)
Banks – (continued)
2.95%, 8/20/2020	$50,000	$49,212
3.70%, 5/30/2024	50,000	48,324
Discover Bank/Greenwood 3.45%, 7/27/2026	25,000	24,195
Fifth Third Bancorp 2.30%, 3/1/2019	50,000	50,200
Fifth Third Bank:
2.25%, 6/14/2021	50,000	49,319
3.85%, 3/15/2026	25,000	25,162
FMS Wertmanagement AoeR 1.00%, 8/16/2019	125,000	122,835
Goldman Sachs Group, Inc.:
2.00%, 4/25/2019	50,000	49,835
2.30%, 12/13/2019	50,000	50,038
2.35%, 11/15/2021	125,000	121,542
2.55%, 10/23/2019	25,000	25,140
2.63%, 1/31/2019	200,000	201,874
2.63%, 4/25/2021	150,000	148,879
2.88%, 2/25/2021	25,000	25,105
2.90%, 7/19/2018	50,000	50,691
3.50%, 1/23/2025	50,000	49,404
3.63%, 1/22/2023	25,000	25,523
3.75%, 2/25/2026	50,000	50,183
4.00%, 3/3/2024	50,000	51,749
4.75%, 10/21/2045	50,000	52,758
5.95%, 1/15/2027	50,000	56,830
6.75%, 10/1/2037	150,000	185,268
Series MTN, 4.80%, 7/8/2044	50,000	52,431
HSBC Holdings PLC:
2.65%, 1/5/2022	125,000	122,052
2.95%, 5/25/2021	100,000	99,856
4.30%, 3/8/2026	100,000	103,597
5.10%, 4/5/2021	50,000	54,181
6.50%, 9/15/2037	200,000	247,842
HSBC USA, Inc. 1.63%, 1/16/2018	100,000	99,811
Huntington Bancshares, Inc.:
2.30%, 1/14/2022	25,000	24,244
2.60%, 8/2/2018	50,000	50,477
Industrial & Commercial Bank of China, Ltd. 3.23%, 11/13/2019	50,000	51,222
International Finance Corp. 1.75%, 9/16/2019	25,000	25,082
Intesa Sanpaolo SpA 5.25%, 1/12/2024	50,000	52,258
JPMorgan Chase & Co.:
1.63%, 5/15/2018	50,000	49,903
2.25%, 1/23/2020	150,000	149,491
2.35%, 1/28/2019	50,000	50,403
2.40%, 6/7/2021	300,000	296,781
2.70%, 5/18/2023	125,000	121,832
2.95%, 10/1/2026	100,000	95,459
2.97%, 1/15/2023	50,000	49,932
3.38%, 5/1/2023	75,000	74,798
3.88%, 2/1/2024	50,000	51,774
4.13%, 12/15/2026	50,000	51,014
4.25%, 10/1/2027	80,000	82,272
4.85%, 2/1/2044	50,000	55,568
4.95%, 6/1/2045	50,000	53,480
5.40%, 1/6/2042	50,000	58,450
Series H, 1.70%, 3/1/2018	150,000	149,916
KeyBank NA 3.40%, 5/20/2026	25,000	24,280
KeyCorp.:
Series MTN, 2.30%, 12/13/2018	25,000	25,144
Series MTN, 2.90%, 9/15/2020	100,000	101,091
KFW:
1.00%, 6/11/2018	25,000	24,881
2.50%, 11/20/2024	50,000	49,815
Kreditanstalt fuer Wiederaufbau:
Zero Coupon, 6/29/2037	50,000	25,813
1.00%, 1/26/2018	200,000	199,480
1.00%, 7/15/2019	100,000	98,455
1.50%, 2/6/2019	250,000	249,877
1.50%, 6/15/2021	200,000	194,510
1.88%, 4/1/2019	25,000	25,171
2.00%, 5/2/2025	100,000	95,543
2.13%, 1/17/2023	100,000	98,552
2.63%, 1/25/2022	50,000	50,907
4.50%, 7/16/2018	75,000	78,551
Landwirtschaftliche Rentenbank:
1.00%, 4/4/2018	50,000	49,807
2.00%, 1/13/2025	25,000	23,936
2.25%, 10/1/2021	50,000	50,115
Series GMTN, 1.75%, 7/27/2026	50,000	46,157
Lloyds Banking Group PLC 4.65%, 3/24/2026	100,000	101,389
Mitsubishi UFJ Financial Group, Inc.:
2.19%, 9/13/2021	50,000	48,521
2.76%, 9/13/2026	25,000	23,477
3.85%, 3/1/2026	25,000	25,664
Morgan Stanley:
2.13%, 4/25/2018	25,000	25,099
2.50%, 4/21/2021	225,000	222,313
2.80%, 6/16/2020	50,000	50,367
3.75%, 2/25/2023	50,000	51,218
3.95%, 4/23/2027	25,000	24,760
6.38%, 7/24/2042	65,000	83,599
Series GMTN, 2.38%, 7/23/2019	50,000	50,125
Series GMTN, 2.45%, 2/1/2019	200,000	201,298
Series GMTN, 3.88%, 1/27/2026	125,000	126,540
Series GMTN, 4.35%, 9/8/2026	50,000	51,113
Series MTN, 2.20%, 12/7/2018	50,000	50,129
Series MTN, 3.13%, 7/27/2026	75,000	71,706
National Australia Bank, Ltd.:
1.38%, 7/12/2019	50,000	49,061
1.88%, 7/12/2021	25,000	24,191
2.50%, 7/12/2026	50,000	46,408

See accompanying notes to financial statements.

26

State Street Aggregate Bond Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Principal Amount	Value
CORPORATE BONDS & NOTES – (continued)
Banks – (continued)
Oesterreichische Kontrollbank AG:
1.13%, 5/29/2018	$50,000	$49,797
1.13%, 4/26/2019	25,000	24,681
1.63%, 3/12/2019	25,000	24,985
PNC Bank NA 2.40%, 10/18/2019	200,000	201,784
PNC Financial Services Group, Inc.:
3.30%, 3/8/2022	50,000	51,325
3.90%, 4/29/2024	50,000	51,152
Regions Financial Corp. 3.20%, 2/8/2021	25,000	25,398
Royal Bank of Canada:
2.00%, 12/10/2018	50,000	50,155
2.30%, 3/22/2021	125,000	124,451
2.50%, 1/19/2021	100,000	100,078
Series GMTN, 1.63%, 4/15/2019	50,000	49,640
Series MTN, 1.50%, 1/16/2018	50,000	49,944
Royal Bank of Scotland Group PLC 3.88%, 9/12/2023	75,000	71,812
Santander Holdings USA, Inc. 4.50%, 7/17/2025	50,000	49,686
Santander UK Group Holdings PLC 2.88%, 10/16/2020	100,000	99,252
Santander UK PLC 3.05%, 8/23/2018	25,000	25,387
Skandinaviska Enskilda Banken AB 1.88%, 9/13/2021	50,000	48,294
Sumitomo Mitsui Banking Corp. Series GMTN, 1.95%, 7/23/2018	100,000	99,916
Sumitomo Mitsui Financial Group, Inc.:
2.44%, 10/19/2021	70,000	68,741
2.93%, 3/9/2021	100,000	100,334
3.01%, 10/19/2026	50,000	47,855
3.78%, 3/9/2026	30,000	30,660
SunTrust Banks, Inc.:
2.35%, 11/1/2018	25,000	25,193
2.70%, 1/27/2022	50,000	49,959
Svenska Handelsbanken AB 2.40%, 10/1/2020	75,000	74,718
Toronto-Dominion Bank:
1.45%, 8/13/2019	25,000	24,639
Series GMTN, 1.45%, 9/6/2018	50,000	49,770
Series GMTN, 1.75%, 7/23/2018	50,000	50,030
Series GMTN, 2.50%, 12/14/2020	50,000	50,153
Series MTN, 1.95%, 1/22/2019	50,000	50,057
UBS AG:
Series GMTN, 1.80%, 3/26/2018	50,000	49,998
Series GMTN, 2.35%, 3/26/2020	100,000	99,591
US Bancorp:
3.10%, 4/27/2026	50,000	48,709
Series MTN, 2.20%, 4/25/2019	25,000	25,203
Series MTN, 2.35%, 1/29/2021	100,000	99,972
Series MTN, 3.60%, 9/11/2024	25,000	25,432
Wells Fargo & Co.:
2.10%, 7/26/2021	50,000	48,667
2.15%, 1/15/2019	25,000	25,144
2.50%, 3/4/2021	50,000	49,655
3.00%, 10/23/2026	50,000	47,547
4.13%, 8/15/2023	25,000	25,878
4.48%, 1/16/2024	25,000	26,313
5.61%, 1/15/2044	175,000	198,002
Series GMTN, 4.30%, 7/22/2027	50,000	51,416
Series MTN, 3.00%, 1/22/2021	50,000	50,685
Series MTN, 3.30%, 9/9/2024	150,000	148,713
Series MTN, 3.55%, 9/29/2025	50,000	49,898
Series MTN, 4.75%, 12/7/2046	50,000	50,882
Wells Fargo Bank NA 1.65%, 1/22/2018	250,000	250,025
Wells Fargo Capital 5.95%, 12/1/2086	25,000	25,863
Westpac Banking Corp.:
1.55%, 5/25/2018	100,000	99,684
2.25%, 1/17/2019	125,000	125,586
2.85%, 5/13/2026	50,000	47,940

		15,117,780

Beverages – 0.8%
Anheuser-Busch InBev Finance, Inc.:
1.90%, 2/1/2019	150,000	150,252
2.15%, 2/1/2019	25,000	25,143
2.65%, 2/1/2021	155,000	155,583
3.30%, 2/1/2023	100,000	101,672
3.65%, 2/1/2026	50,000	50,713
4.70%, 2/1/2036	175,000	185,132
4.90%, 2/1/2046	150,000	161,497
Anheuser-Busch InBev Worldwide, Inc.:
2.50%, 7/15/2022	50,000	49,121
3.75%, 7/15/2042	50,000	45,723
Coca-Cola Co.:
1.15%, 4/1/2018	25,000	24,940
1.38%, 5/30/2019	75,000	74,512
1.65%, 11/1/2018	25,000	25,082
2.25%, 9/1/2026	25,000	23,433
2.88%, 10/27/2025	25,000	24,664
3.20%, 11/1/2023	25,000	25,689

See accompanying notes to financial statements.

27

State Street Aggregate Bond Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Principal Amount	Value
CORPORATE BONDS & NOTES – (continued)
Beverages – (continued)
Coca-Cola Femsa SAB de CV 2.38%, 11/26/2018	$100,000	$100,710
Constellation Brands, Inc.:
3.75%, 5/1/2021	5,000	5,178
3.88%, 11/15/2019	5,000	5,175
4.25%, 5/1/2023	25,000	25,813
6.00%, 5/1/2022	5,000	5,619
Diageo Capital PLC 2.63%, 4/29/2023	75,000	74,217
Diageo Investment Corp. 4.25%, 5/11/2042	25,000	25,163
Dr Pepper Snapple Group, Inc.:
2.00%, 1/15/2020	25,000	24,796
3.13%, 12/15/2023	50,000	50,013
Molson Coors Brewing Co.:
2.10%, 7/15/2021	50,000	48,651
3.00%, 7/15/2026	50,000	47,211
4.20%, 7/15/2046	30,000	27,991
PepsiCo, Inc.:
1.50%, 2/22/2019	135,000	134,545
1.85%, 4/30/2020	25,000	24,835
2.15%, 10/14/2020	50,000	50,030
2.85%, 2/24/2026	85,000	83,659
3.60%, 3/1/2024	25,000	26,079
4.45%, 4/14/2046	75,000	80,194
4.60%, 7/17/2045	25,000	27,342

		1,990,377

Biotechnology – 0.4%
Amgen, Inc.:
2.20%, 5/22/2019	50,000	50,375
3.63%, 5/22/2024	100,000	101,700
4.40%, 5/1/2045	50,000	47,923
4.66%, 6/15/2051(c)	75,000	72,765
6.38%, 6/1/2037	50,000	60,341
Biogen, Inc.:
2.90%, 9/15/2020	25,000	25,288
4.05%, 9/15/2025	50,000	51,469
5.20%, 9/15/2045	25,000	26,885
Celgene Corp.:
2.13%, 8/15/2018	50,000	50,209
2.88%, 8/15/2020	25,000	25,263
3.63%, 5/15/2024	25,000	25,090
3.88%, 8/15/2025	25,000	25,397
4.63%, 5/15/2044	50,000	49,253
Gilead Sciences, Inc.:
1.85%, 9/4/2018	50,000	50,165
1.95%, 3/1/2022	5,000	4,827
2.55%, 9/1/2020	50,000	50,471
2.95%, 3/1/2027	25,000	23,907
3.65%, 3/1/2026	85,000	86,191
4.15%, 3/1/2047	20,000	19,003
4.40%, 12/1/2021	25,000	26,859
4.50%, 2/1/2045	25,000	25,012
4.75%, 3/1/2046	25,000	26,107
4.80%, 4/1/2044	25,000	26,141

		950,641

Chemicals – 0.4%
Airgas, Inc. 3.05%, 8/1/2020	25,000	25,523
Celanese US Holdings LLC:
4.63%, 11/15/2022	10,000	10,518
5.88%, 6/15/2021	10,000	11,093
Dow Chemical Co.:
3.00%, 11/15/2022	75,000	74,775
4.25%, 11/15/2020	25,000	26,440
4.25%, 10/1/2034	50,000	49,144
4.38%, 11/15/2042	50,000	48,676
Eastman Chemical Co. 3.80%, 3/15/2025	25,000	25,276
Ecolab, Inc. 4.35%, 12/8/2021	25,000	26,962
EI du Pont de Nemours & Co.:
3.63%, 1/15/2021	25,000	25,893
4.63%, 1/15/2020	50,000	53,272
6.00%, 7/15/2018	25,000	26,532
Lubrizol Corp. 8.88%, 2/1/2019	25,000	28,485
LYB International Finance B.V. 4.88%, 3/15/2044	25,000	25,885
LyondellBasell Industries NV:
4.63%, 2/26/2055	25,000	23,313
5.00%, 4/15/2019	100,000	105,627
Monsanto Co.:
2.75%, 7/15/2021	50,000	49,691
3.60%, 7/15/2042	50,000	41,783
4.70%, 7/15/2064	25,000	22,652
Mosaic Co. 5.63%, 11/15/2043	25,000	24,112
Potash Corp. of Saskatchewan, Inc.:
3.00%, 4/1/2025	50,000	47,078
4.00%, 12/15/2026	50,000	50,316
PPG Industries, Inc. 2.30%, 11/15/2019	25,000	25,052
Praxair, Inc.:
1.25%, 11/7/2018	50,000	49,656
3.20%, 1/30/2026	25,000	25,202
3.55%, 11/7/2042	25,000	23,184

		946,140

Commercial Services – 0.1%
Automatic Data Processing, Inc. 2.25%, 9/15/2020	20,000	20,074
Catholic Health Initiatives 4.35%, 11/1/2042	25,000	22,013
Ecolab, Inc. 2.70%, 11/1/2026	50,000	47,472
George Washington University Series 2016, 3.55%, 9/15/2046	25,000	21,432
Massachusetts Institute of Technology 3.96%, 7/1/2038	50,000	52,474
Moody’s Corp. 2.75%, 7/15/2019	50,000	50,598

See accompanying notes to financial statements.

28

State Street Aggregate Bond Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Principal Amount	Value
CORPORATE BONDS & NOTES – (continued)
Commercial Services – (continued)
President and Fellows of Harvard College 3.15%, 7/15/2046	$25,000	$22,417
S&P Global, Inc. 3.30%, 8/14/2020	50,000	50,883
University of Southern California 3.03%, 10/1/2039	25,000	22,148
Western Union Co. 3.35%, 5/22/2019	25,000	25,413

		334,924

Construction Materials – 0.0%(b)
Johnson Controls International PLC 3.63%, 7/2/2024(a)	25,000	25,311
Masco Corp. 4.38%, 4/1/2026	5,000	5,038
Vulcan Materials Co. 7.50%, 6/15/2021	25,000	29,475

		59,824

Distribution & Wholesale – 0.0%(b)
WW Grainger, Inc. 4.60%, 6/15/2045	50,000	53,517

Diversified Financial Services – 0.9%
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 4.50%, 5/15/2021	300,000	310,875
Air Lease Corp.:
3.00%, 9/15/2023	25,000	23,813
4.25%, 9/15/2024	25,000	25,292
American Express Credit Corp.:
2.13%, 3/18/2019	50,000	50,143
2.25%, 5/5/2021	100,000	98,795
Series GMTN, 2.25%, 8/15/2019	50,000	50,201
Series MTN, 1.80%, 7/31/2018	50,000	50,021
Ameriprise Financial, Inc. 3.70%, 10/15/2024	50,000	51,058
BlackRock, Inc. 3.50%, 3/18/2024	25,000	25,795
Charles Schwab Corp. 3.45%, 2/13/2026	50,000	50,501
Credit Suisse USA, Inc. 7.13%, 7/15/2032	50,000	66,007
Discover Financial Services 3.85%, 11/21/2022	50,000	50,563
GE Capital International Funding Co.:
2.34%, 11/15/2020	200,000	199,760
4.42%, 11/15/2035	200,000	210,468
General Electric Co.:
3.45%, 5/15/2024	50,000	51,366
4.65%, 10/17/2021	50,000	54,779
5.30%, 2/11/2021	25,000	27,680
Series GMTN, 2.30%, 1/14/2019	25,000	25,298
Series MTN, 5.88%, 1/14/2038	50,000	62,979
HSBC Finance Corp. 6.68%, 1/15/2021	25,000	28,115
Intercontinental Exchange, Inc.:
2.75%, 12/1/2020	50,000	50,214
3.75%, 12/1/2025	30,000	30,812
Invesco Finance PLC 3.75%, 1/15/2026	50,000	50,679
Jefferies Group LLC 6.50%, 1/20/2043	50,000	51,424
National Rural Utilities Cooperative Finance Corp.:
1.65%, 2/8/2019	50,000	49,854
4.02%, 11/1/2032	50,000	51,004
3 month USD LIBOR + 2.91%, 4.75%, 4/30/2043(d)	75,000	75,295
Nomura Holdings, Inc. Series GMTN, 2.75%, 3/19/2019	100,000	100,822
Synchrony Financial:
2.60%, 1/15/2019	50,000	50,189
4.50%, 7/23/2025	50,000	51,312
TD Ameritrade Holding Corp. 5.60%, 12/1/2019	25,000	27,443
Visa, Inc.:
2.80%, 12/14/2022	25,000	25,097
3.15%, 12/14/2025	50,000	50,271
4.15%, 12/14/2035	50,000	52,312
4.30%, 12/14/2045	50,000	52,848

		2,283,085

Electric – 1.7%
Alabama Power Co. 3.85%, 12/1/2042	75,000	72,212
Ameren Corp. 3.65%, 2/15/2026	50,000	50,086
American Electric Power Co., Inc. Series F, 2.95%, 12/15/2022	50,000	50,240
Appalachian Power Co.:
4.40%, 5/15/2044	25,000	25,302
7.00%, 4/1/2038	25,000	33,290
Arizona Public Service Co. 3.75%, 5/15/2046	25,000	23,400
Baltimore Gas & Electric Co. 6.35%, 10/1/2036	50,000	63,211
Berkshire Hathaway Energy Co.:
2.40%, 2/1/2020	80,000	80,160
4.50%, 2/1/2045	50,000	52,205
5.15%, 11/15/2043	50,000	56,352
6.50%, 9/15/2037	80,000	103,625
Black Hills Corp. 3.15%, 1/15/2027	25,000	23,920
Cleco Corporate Holdings LLC 4.97%, 5/1/2046(c)	20,000	20,459
CMS Energy Corp. 2.95%, 2/15/2027	50,000	47,398
Commonwealth Edison Co. 4.00%, 8/1/2020	100,000	104,839

See accompanying notes to financial statements.

29

State Street Aggregate Bond Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Principal Amount	Value
CORPORATE BONDS & NOTES – (continued)
Electric – (continued)
Consolidated Edison Co. of New York, Inc.:
4.45%, 3/15/2044	$75,000	$78,616
Series 06-B, 6.20%, 6/15/2036	25,000	31,327
Consolidated Edison, Inc. 2.00%, 5/15/2021	30,000	29,271
Consumers Energy Co. 3.25%, 8/15/2046	50,000	44,337
Dominion Resources, Inc.:
4.70%, 12/1/2044	30,000	30,785
Series D, 2.85%, 8/15/2026	25,000	23,411
DTE Electric Co. 3.70%, 6/1/2046	25,000	24,058
DTE Energy Co.:
2.40%, 12/1/2019	25,000	25,099
3.30%, 6/15/2022	25,000	25,411
Duke Energy Carolinas LLC 4.25%, 12/15/2041	130,000	132,824
Duke Energy Corp.:
2.10%, 6/15/2018	72,000	72,299
2.65%, 9/1/2026	50,000	46,678
3.75%, 9/1/2046	50,000	44,872
Duke Energy Florida LLC 6.40%, 6/15/2038	50,000	65,762
Duke Energy Progress LLC 2.80%, 5/15/2022	100,000	100,817
Edison International 2.95%, 3/15/2023	50,000	49,687
Emera US Finance L.P.:
2.15%, 6/15/2019(c)	100,000	99,746
4.75%, 6/15/2046(c)	30,000	30,163
Entergy Corp. 4.00%, 7/15/2022	50,000	52,243
Entergy Louisiana LLC 3.05%, 6/1/2031	25,000	23,476
Entergy Mississippi, Inc. 2.85%, 6/1/2028	25,000	23,666
Exelon Corp.:
3.95%, 6/15/2025	50,000	51,121
5.10%, 6/15/2045	80,000	84,946
FirstEnergy Corp.:
Series A, 2.75%, 3/15/2018	10,000	10,073
Series B, 4.25%, 3/15/2023	10,000	10,352
Series C, 7.38%, 11/15/2031	20,000	25,661
Florida Power & Light Co.:
3.25%, 6/1/2024	25,000	25,556
4.05%, 10/1/2044	50,000	51,209
Fortis, Inc. 3.06%, 10/4/2026(c)	50,000	46,706
Interstate Power & Light Co. 3.70%, 9/15/2046	50,000	46,348
Midamerican Funding LLC 6.93%, 3/1/2029	50,000	65,494
NextEra Energy Capital Holdings, Inc. 2.30%, 4/1/2019	100,000	100,502
NiSource Finance Corp.:
4.80%, 2/15/2044	30,000	31,433
6.80%, 1/15/2019	25,000	27,245
NSTAR Electric Co. 2.70%, 6/1/2026	$50,000	$47,780
Oncor Electric Delivery Co. LLC 7.50%, 9/1/2038	50,000	71,569
Pacific Gas & Electric Co.:
3.25%, 6/15/2023	50,000	50,805
4.75%, 2/15/2044	50,000	54,658
6.05%, 3/1/2034	50,000	62,404
PPL Capital Funding, Inc.:
3.50%, 12/1/2022	75,000	76,546
5.00%, 3/15/2044	50,000	52,362
Public Service Co. of Colorado 3.20%, 11/15/2020	25,000	25,738
Public Service Electric & Gas Co.:
3.65%, 9/1/2042	50,000	47,856
Series MTN, 1.90%, 3/15/2021	50,000	48,985
Puget Sound Energy, Inc. 5.80%, 3/15/2040	50,000	60,151
San Diego Gas & Electric Co. 4.30%, 4/1/2042	50,000	52,207
Sierra Pacific Power Co. 2.60%, 5/1/2026	50,000	47,626
South Carolina Electric & Gas Co.:
4.10%, 6/15/2046	50,000	49,579
4.50%, 6/1/2064	35,000	34,327
Southern California Edison Co.:
4.50%, 9/1/2040	25,000	26,629
Series 13-A, 3.90%, 3/15/2043	50,000	49,227
Southern Co.:
1.85%, 7/1/2019	100,000	99,457
2.35%, 7/1/2021	75,000	73,620
4.25%, 7/1/2036	150,000	149,109
Series B, 3 month USD LIBOR + 3.630%, 5.50%, 3/15/2057(d)	50,000	50,457
Southwestern Electric Power Co. Series K, 2.75%, 10/1/2026	50,000	47,208
Southwestern Public Service Co. 3.30%, 6/15/2024	50,000	50,700
Virginia Electric & Power Co.:
3.45%, 2/15/2024	50,000	51,327
8.88%, 11/15/2038	50,000	80,120
Series B, 2.95%, 11/15/2026	30,000	29,218
WEC Energy Group, Inc. 3.55%, 6/15/2025	25,000	25,474
Westar Energy, Inc. 4.13%, 3/1/2042	30,000	29,892
Wisconsin Public Service Corp. 1.65%, 12/4/2018	100,000	99,815
Xcel Energy, Inc. 4.80%, 9/15/2041	75,000	79,997

		4,162,736

Electrical Components & Equipment – 0.1%
Emerson Electric Co.:
2.63%, 12/1/2021	50,000	50,302

See accompanying notes to financial statements.

30

State Street Aggregate Bond Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Principal Amount	Value
CORPORATE BONDS & NOTES – (continued)
Electrical Components & Equipment – (continued)
2.63%, 2/15/2023	$25,000	$24,747
Hubbell, Inc. 3.35%, 3/1/2026	50,000	49,477

		124,526

Electronics – 0.2%
Corning, Inc. 5.75%, 8/15/2040	25,000	27,506
Fortive Corp.:
1.80%, 6/15/2019(c)	100,000	99,078
3.15%, 6/15/2026(c)	50,000	49,274
Honeywell International, Inc.:
2.50%, 11/1/2026	50,000	47,346
3.35%, 12/1/2023	50,000	51,595
Koninklijke Philips NV 3.75%, 3/15/2022	50,000	52,144
Thermo Fisher Scientific, Inc.:
1.85%, 1/15/2018	50,000	50,093
3.30%, 2/15/2022	50,000	50,626
4.15%, 2/1/2024	25,000	25,963

		453,625

Engineering & Construction – 0.0%(b)
ABB Finance USA, Inc. 2.88%, 5/8/2022	50,000	50,324

Environmental Control – 0.1%
Republic Services, Inc.:
2.90%, 7/1/2026	45,000	43,013
3.55%, 6/1/2022	25,000	25,960
Waste Management, Inc.:
2.40%, 5/15/2023	50,000	48,541
3.50%, 5/15/2024	25,000	25,784
3.90%, 3/1/2035	50,000	49,657

		192,955

Food – 0.4%
General Mills, Inc.:
2.20%, 10/21/2019	25,000	25,080
3.65%, 2/15/2024	50,000	51,904
Hershey Co. 3.20%, 8/21/2025	25,000	25,229
JM Smucker Co.:
2.50%, 3/15/2020	25,000	25,121
4.25%, 3/15/2035	50,000	50,755
Kellogg Co. 4.15%, 11/15/2019	25,000	26,354
Kraft Heinz Foods Co.:
2.80%, 7/2/2020	100,000	100,705
3.50%, 7/15/2022	50,000	50,754
3.95%, 7/15/2025	50,000	50,718
4.38%, 6/1/2046	50,000	47,379
6.13%, 8/23/2018	25,000	26,631
6.88%, 1/26/2039	50,000	62,860
Kroger Co.:
2.65%, 10/15/2026	50,000	46,458
3.85%, 8/1/2023	75,000	77,836
Mondelez International, Inc. 4.00%, 2/1/2024	100,000	104,859
Sysco Corp.:
3.30%, 7/15/2026	100,000	98,109
3.75%, 10/1/2025	5,000	5,057
4.85%, 10/1/2045	5,000	5,268
Tyson Foods, Inc. 4.50%, 6/15/2022	30,000	31,913
Unilever Capital Corp. 3.10%, 7/30/2025	50,000	50,273
Whole Foods Market, Inc. 5.20%, 12/3/2025	50,000	53,002

		1,016,265

Forest Products & Paper – 0.1%
Celulosa Arauco y Constitucion SA 4.50%, 8/1/2024	50,000	50,758
Georgia-Pacific LLC 7.75%, 11/15/2029	25,000	33,850
International Paper Co.:
3.65%, 6/15/2024	25,000	25,311
4.40%, 8/15/2047	50,000	47,429
5.00%, 9/15/2035	100,000	106,869

		264,217

Gas – 0.1%
AGL Capital Corp. 5.25%, 8/15/2019	25,000	26,735
Atmos Energy Corp. 4.15%, 1/15/2043	25,000	24,714
Dominion Gas Holdings LLC:
2.80%, 11/15/2020	50,000	50,385
3.60%, 12/15/2024	50,000	50,495
4.80%, 11/1/2043	25,000	25,945
Southern California Gas Co.:
3.15%, 9/15/2024	25,000	25,350
3.20%, 6/15/2025	50,000	50,672
3.75%, 9/15/2042	30,000	29,105
5.13%, 11/15/2040	25,000	28,885

		312,286

Hand & Machine Tools – 0.0%(b)
Stanley Black & Decker, Inc. 3 month USD LIBOR + 4.30%, 5.75%, 12/15/2053(d)	50,000	52,715

Health Care Products – 0.5%
Abbott Laboratories:
2.35%, 11/22/2019	35,000	35,041
2.90%, 11/30/2021	50,000	49,821
3.40%, 11/30/2023	50,000	49,651
3.75%, 11/30/2026	50,000	49,731
4.90%, 11/30/2046	50,000	51,217
Baxter International, Inc. 3.50%, 8/15/2046	50,000	42,023
Becton Dickinson and Co.:
2.68%, 12/15/2019	44,000	44,600
3.73%, 12/15/2024	50,000	51,117
4.69%, 12/15/2044	25,000	25,865
Boston Scientific Corp.:
2.65%, 10/1/2018	25,000	25,294
3.38%, 5/15/2022	50,000	50,752
Covidien International Finance SA 3.20%, 6/15/2022	50,000	50,932

See accompanying notes to financial statements.

31

State Street Aggregate Bond Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Principal Amount	Value
CORPORATE BONDS & NOTES – (continued)
Health Care Products – (continued)
Danaher Corp. 2.40%, 9/15/2020	$45,000	$45,150
Medtronic, Inc.:
1.38%, 4/1/2018	25,000	24,953
3.15%, 3/15/2022	150,000	153,300
4.38%, 3/15/2035	75,000	79,205
4.63%, 3/15/2045	75,000	81,517
5.55%, 3/15/2040	25,000	29,395
St. Jude Medical, Inc. 4.75%, 4/15/2043	25,000	24,578
Stryker Corp.:
3.38%, 11/1/2025	25,000	24,857
3.50%, 3/15/2026	25,000	25,180
4.63%, 3/15/2046	25,000	25,443
Zimmer Biomet Holdings, Inc. 3.55%, 4/1/2025	100,000	97,500

		1,137,122

Health Care Services – 0.5%
Aetna, Inc.:
2.20%, 3/15/2019	25,000	25,082
2.80%, 6/15/2023	100,000	98,412
3.20%, 6/15/2026	20,000	19,772
4.13%, 11/15/2042	25,000	23,836
4.25%, 6/15/2036	60,000	60,211
4.38%, 6/15/2046	30,000	30,246
Anthem, Inc.:
2.25%, 8/15/2019	50,000	49,907
3.30%, 1/15/2023	50,000	49,913
3.50%, 8/15/2024	25,000	24,909
4.65%, 1/15/2043	50,000	50,145
Cigna Corp. 5.38%, 2/15/2042	50,000	55,571
Howard Hughes Medical Institute 3.50%, 9/1/2023	25,000	26,052
Humana, Inc.:
2.63%, 10/1/2019	50,000	50,335
4.95%, 10/1/2044	50,000	52,545
Kaiser Foundation Hospitals 3.50%, 4/1/2022	50,000	51,505
Laboratory Corp. of America Holdings:
2.63%, 2/1/2020	25,000	25,049
4.70%, 2/1/2045	25,000	24,731
Memorial Sloan-Kettering Cancer Center 4.13%, 7/1/2052	25,000	24,096
New York and Presbyterian Hospital 3.56%, 8/1/2036	50,000	47,928
Quest Diagnostics, Inc.:
2.70%, 4/1/2019	25,000	25,254
4.70%, 3/30/2045	25,000	24,872
UnitedHealth Group, Inc.:
1.70%, 2/15/2019	25,000	24,927
1.90%, 7/16/2018	25,000	25,087
2.70%, 7/15/2020	105,000	106,541
2.88%, 3/15/2022	25,000	25,285
3.10%, 3/15/2026	50,000	49,293
3.75%, 7/15/2025	5,000	5,187
4.63%, 7/15/2035	25,000	27,256
4.75%, 7/15/2045	30,000	33,248
6.88%, 2/15/2038	25,000	34,101

		1,171,296

Holding Companies-Divers – 0.0%(b)
MUFG Americas Holdings Corp. 2.25%, 2/10/2020	25,000	24,751

Home Builders – 0.0%(b)
DR Horton, Inc.:
3.75%, 3/1/2019	10,000	10,194
4.00%, 2/15/2020	15,000	15,412

		25,606

Home Furnishings – 0.0%(b)
Whirlpool Corp. 4.50%, 6/1/2046	25,000	24,408

Household Products – 0.1%
Colgate-Palmolive Co. Series MTN, 1.75%, 3/15/2019	25,000	25,071
Estee Lauder Cos., Inc. 3.70%, 8/15/2042	25,000	23,161
Procter & Gamble Co.:
1.70%, 11/3/2021	100,000	98,136
1.85%, 2/2/2021	50,000	49,537

		195,905

Household Products & Wares – 0.0%(b)
Kimberly-Clark Corp.:
1.40%, 2/15/2019	25,000	24,848
2.15%, 8/15/2020	25,000	24,990
2.75%, 2/15/2026	25,000	24,358

		74,196

Housewares – 0.1%
Newell Brands, Inc.:
2.60%, 3/29/2019	50,000	50,550
3.15%, 4/1/2021	50,000	50,930
3.85%, 4/1/2023	50,000	51,722
4.20%, 4/1/2026	50,000	52,158
5.50%, 4/1/2046	50,000	57,730

		263,090

Insurance – 0.7%
ACE INA Holdings, Inc. 2.88%, 11/3/2022	50,000	50,196
Aflac, Inc. 3.63%, 6/15/2023	50,000	51,613
Alleghany Corp. 4.90%, 9/15/2044	50,000	47,756
Allstate Corp.:
4.20%, 12/15/2046	50,000	51,234
3 month USD LIBOR + 2.94%, 5.75%, 8/15/2053(d)	25,000	25,886
American International Group, Inc.:
2.30%, 7/16/2019	50,000	50,217
3.88%, 1/15/2035	50,000	46,783
3.90%, 4/1/2026	30,000	30,481

See accompanying notes to financial statements.

32

State Street Aggregate Bond Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Principal Amount	Value
CORPORATE BONDS & NOTES – (continued)
Insurance – (continued)
4.50%, 7/16/2044	$50,000	$49,449
4.88%, 6/1/2022	50,000	54,583
Aon PLC:
3.50%, 6/14/2024	50,000	50,109
4.45%, 5/24/2043	25,000	24,010
Berkshire Hathaway Finance Corp. 1.70%, 3/15/2019	55,000	54,920
Berkshire Hathaway, Inc.:
2.20%, 3/15/2021	55,000	54,806
3.00%, 2/11/2023	25,000	25,229
3.13%, 3/15/2026	55,000	54,606
4.50%, 2/11/2043	80,000	85,286
Chubb INA Holdings, Inc.:
3.35%, 5/3/2026	50,000	50,599
4.15%, 3/13/2043	25,000	25,102
4.35%, 11/3/2045	25,000	26,512
CNA Financial Corp. 4.50%, 3/1/2026	25,000	26,172
First American Financial Corp. 4.60%, 11/15/2024	25,000	24,671
Hartford Financial Services Group, Inc. 5.13%, 4/15/2022	25,000	27,628
Lincoln National Corp. 6.30%, 10/9/2037	50,000	59,395
Loews Corp. 3.75%, 4/1/2026	50,000	50,861
Marsh & McLennan Cos., Inc.:
3.75%, 3/14/2026	25,000	25,542
Series MTN, 2.55%, 10/15/2018	25,000	25,207
MetLife, Inc.:
4.05%, 3/1/2045	50,000	48,200
6.40%, 12/15/2066	100,000	107,930
Series D, 4.37%, 9/15/2023	50,000	53,687
Principal Financial Group, Inc. 3 month USD LIBOR + 3.04%, 4.70%, 5/15/2055(d)	75,000	73,353
Progressive Corp. 3.75%, 8/23/2021	50,000	52,757
Prudential Financial, Inc.:
4.60%, 5/15/2044	25,000	25,942
3 month USD LIBOR + 3.92%, 5.63%, 6/15/2043(d)	80,000	82,825
6.63%, 6/21/2040	25,000	31,768
Series MTN, 3.50%, 5/15/2024	50,000	51,093
Travelers Cos., Inc.:
3.75%, 5/15/2046	10,000	9,479
6.25%, 6/15/2037	25,000	32,021
Trinity Acquisition PLC 4.40%, 3/15/2026	26,000	26,284
Voya Financial, Inc. 3.65%, 6/15/2026	50,000	48,938
XLIT, Ltd. 5.50%, 3/31/2045	25,000	23,548

		1,816,678

Internet – 0.2%
Alibaba Group Holding, Ltd.:
3.13%, 11/28/2021	25,000	25,044
3.60%, 11/28/2024	75,000	74,369
Alphabet, Inc.:
2.00%, 8/15/2026	50,000	45,814
3.63%, 5/19/2021	50,000	53,073
Amazon.com, Inc.:
2.50%, 11/29/2022	25,000	24,682
2.60%, 12/5/2019	75,000	76,444
3.80%, 12/5/2024	30,000	31,463
4.95%, 12/5/2044	25,000	28,480
Baidu, Inc. 3.25%, 8/6/2018	100,000	101,454
eBay, Inc.:
3.45%, 8/1/2024	25,000	24,587
3.80%, 3/9/2022	50,000	51,591

		537,001

Iron/Steel – 0.1%
Nucor Corp.:
4.00%, 8/1/2023	25,000	26,197
5.20%, 8/1/2043	50,000	56,755
Vale Overseas, Ltd.:
4.38%, 1/11/2022	25,000	24,625
5.88%, 6/10/2021	70,000	73,413
8.25%, 1/17/2034	25,000	27,688
Vale SA 5.63%, 9/11/2042	50,000	44,437

		253,115

IT Services – 0.7%
Apple, Inc.:
1.55%, 2/7/2020	25,000	24,713
1.55%, 8/4/2021	50,000	48,288
1.70%, 2/22/2019	35,000	35,061
2.25%, 2/23/2021	200,000	199,802
2.40%, 5/3/2023	25,000	24,377
2.85%, 5/6/2021	25,000	25,552
3.25%, 2/23/2026	150,000	150,333
3.85%, 5/4/2043	25,000	23,798
4.38%, 5/13/2045	75,000	77,288
4.50%, 2/23/2036	100,000	107,489
4.65%, 2/23/2046	75,000	81,139
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
3.48%, 6/1/2019(c)	120,000	122,420
4.42%, 6/15/2021(c)	50,000	51,599
5.45%, 6/15/2023(c)	75,000	79,585
6.02%, 6/15/2026(c)	20,000	21,674
8.35%, 7/15/2046(c)	70,000	86,841
Hewlett Packard Enterprise Co.:
2.85%, 10/5/2018	155,000	156,550
3.60%, 10/15/2020	10,000	10,187
4.90%, 10/15/2025	70,000	72,036
6.20%, 10/15/2035	10,000	10,265
6.35%, 10/15/2045	10,000	10,170
HP, Inc.:
4.05%, 9/15/2022	25,000	25,864
4.65%, 12/9/2021	50,000	53,345

See accompanying notes to financial statements.

33

State Street Aggregate Bond Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Principal Amount	Value
CORPORATE BONDS & NOTES – (continued)
IT Services – (continued)
International Business Machines Corp.:
1.80%, 5/17/2019	$100,000	$100,108
2.88%, 11/9/2022	100,000	100,579
3.63%, 2/12/2024	50,000	51,992
4.70%, 2/19/2046	25,000	27,383
5.88%, 11/29/2032	25,000	31,408
Seagate HDD Cayman 4.75%, 6/1/2023	50,000	49,652

		1,859,498

Lodging – 0.0%(b)
Marriott International, Inc.:
2.88%, 3/1/2021	50,000	50,136
3.75%, 3/15/2025	25,000	24,892

		75,028

Machinery, Construction & Mining – 0.1%
Caterpillar Financial Services Corp.:
1.70%, 8/9/2021	50,000	48,013
Series MTN, 1.30%, 3/1/2018	50,000	49,828
Series MTN, 1.35%, 5/18/2019	100,000	98,577
Series MTN, 3.75%, 11/24/2023	25,000	26,235
Caterpillar, Inc.:
3.80%, 8/15/2042	25,000	24,156
4.75%, 5/15/2064	25,000	26,681

		273,490

Machinery-Diversified – 0.1%
Deere & Co.:
2.60%, 6/8/2022	25,000	24,832
3.90%, 6/9/2042	25,000	25,155
John Deere Capital Corp.:
Series MTN, 1.95%, 1/8/2019	50,000	50,175
Series MTN, 2.38%, 7/14/2020	25,000	25,016
Series MTN, 2.80%, 3/6/2023	50,000	49,833
Series MTN, 3.40%, 9/11/2025	25,000	25,695
Roper Technologies, Inc.:
2.80%, 12/15/2021	50,000	50,079
3.80%, 12/15/2026	30,000	30,288

		281,073

Media – 0.9%
21st Century Fox America, Inc.:
4.00%, 10/1/2023	100,000	103,696
5.40%, 10/1/2043	75,000	81,451
7.25%, 5/18/2018	25,000	26,790
CBS Corp.:
2.30%, 8/15/2019	75,000	75,225
2.90%, 1/15/2027	25,000	23,191
Charter Communications Operating LLC/Charter Communications Operating Capital:
3.58%, 7/23/2020	65,000	65,890
4.91%, 7/23/2025	50,000	52,562
6.48%, 10/23/2045	85,000	97,856
Comcast Corp.:
2.75%, 3/1/2023	175,000	173,589
3.15%, 3/1/2026	75,000	74,205
3.20%, 7/15/2036	50,000	45,169
3.60%, 3/1/2024	25,000	25,779
4.20%, 8/15/2034	100,000	102,573
4.25%, 1/15/2033	50,000	52,058
4.65%, 7/15/2042	75,000	79,007
Discovery Communications LLC:
3.25%, 4/1/2023	25,000	24,453
4.95%, 5/15/2042	50,000	46,291
Grupo Televisa SAB 5.00%, 5/13/2045	50,000	43,221
NBCUniversal Media LLC:
5.15%, 4/30/2020	50,000	54,685
6.40%, 4/30/2040	50,000	64,816
Thomson Reuters Corp.:
3.35%, 5/15/2026	50,000	48,529
3.85%, 9/29/2024	25,000	25,314
Time Warner Cable LLC:
4.00%, 9/1/2021	25,000	25,656
5.00%, 2/1/2020	100,000	105,875
5.50%, 9/1/2041	25,000	25,188
5.88%, 11/15/2040	50,000	52,750
6.75%, 7/1/2018	25,000	26,688
6.75%, 6/15/2039	50,000	58,187
Time Warner, Inc.:
3.55%, 6/1/2024	25,000	24,764
3.60%, 7/15/2025	150,000	148,465
4.65%, 6/1/2044	25,000	24,155
4.85%, 7/15/2045	50,000	50,205
6.50%, 11/15/2036	50,000	60,716
Viacom, Inc.:
2.20%, 4/1/2019	25,000	24,737
2.25%, 2/4/2022	50,000	46,923
4.38%, 3/15/2043	25,000	19,953
4.88%, 6/15/2043	25,000	21,615
5.85%, 9/1/2043	50,000	49,205
Walt Disney Co.:
3.00%, 2/13/2026	50,000	49,918
Series GMTN, 3.15%, 9/17/2025	25,000	25,337
Series MTN, 0.88%, 7/12/2019	25,000	24,499
Series MTN, 3.00%, 7/30/2046	25,000	21,353
Series MTN, 5.50%, 3/15/2019	25,000	27,022

		2,299,561

Metal Fabricate & Hardware – 0.0%(b)
Precision Castparts Corp. 2.50%, 1/15/2023	75,000	73,747

Mining – 0.2%
Barrick Gold Corp.:
4.10%, 5/1/2023	50,000	51,418
5.25%, 4/1/2042	25,000	24,624

See accompanying notes to financial statements.

34

State Street Aggregate Bond Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Principal Amount	Value
CORPORATE BONDS & NOTES – (continued)
Mining – (continued)
Barrick North America Finance LLC 4.40%, 5/30/2021	$7,000	$7,387
BHP Billiton Finance USA, Ltd.:
3.25%, 11/21/2021	25,000	25,757
4.13%, 2/24/2042	25,000	24,582
5.00%, 9/30/2043	50,000	55,800
Goldcorp, Inc. 3.70%, 3/15/2023	50,000	49,200
Newmont Mining Corp.:
3.50%, 3/15/2022	25,000	25,340
4.88%, 3/15/2042	50,000	47,274
Rio Tinto Finance USA PLC:
3.50%, 3/22/2022	4,000	4,143
4.13%, 8/21/2042	25,000	24,705
Rio Tinto Finance USA, Ltd. 3.75%, 6/15/2025	100,000	103,345
Southern Copper Corp. 5.88%, 4/23/2045	57,000	55,932

		499,507

Miscellaneous Manufacturer – 0.2%
3M Co.:
Series MTN, 1.63%, 6/15/2019	25,000	24,989
Series MTN, 2.00%, 8/7/2020	100,000	99,908
Eaton Corp. 4.15%, 11/2/2042	25,000	24,532
General Electric Co.:
2.70%, 10/9/2022	50,000	50,001
4.13%, 10/9/2042	125,000	125,740
4.50%, 3/11/2044	50,000	53,371
Illinois Tool Works, Inc.:
1.95%, 3/1/2019	25,000	25,131
3.90%, 9/1/2042	25,000	25,101
Ingersoll-Rand Global Holding Co., Ltd.:
5.75%, 6/15/2043	25,000	29,679
6.88%, 8/15/2018	25,000	27,018
Parker-Hannifin Corp. Series MTN, 3.30%, 11/21/2024	50,000	50,623
Tyco Electronics Group SA 3.70%, 2/15/2026	50,000	50,987

		587,080

Multi-National – 1.5%
African Development Bank:
Series 451, 0.88%, 3/15/2018	50,000	49,755
Series GDIF, 1.00%, 5/15/2019	50,000	49,298
Series GDIF, 1.25%, 7/26/2021	25,000	24,004
Asian Development Bank:
1.38%, 1/15/2019	225,000	224,449
1.63%, 3/16/2021	50,000	49,186
1.75%, 9/11/2018	50,000	50,323
2.00%, 4/24/2026	50,000	47,422
2.13%, 11/24/2021	75,000	74,884
Corp. Andina de Fomento 2.13%, 9/27/2021	50,000	48,456
Council of Europe Development Bank:
1.13%, 5/31/2018	25,000	24,901
1.63%, 3/16/2021	50,000	48,893
European Bank for Reconstruction & Development:
1.00%, 9/17/2018	50,000	49,690
1.63%, 11/15/2018	25,000	25,102
Series GMTN, 1.88%, 2/23/2022	75,000	73,631
European Investment Bank:
1.00%, 6/15/2018	50,000	49,740
1.13%, 8/15/2018	75,000	74,678
1.38%, 9/15/2021	200,000	192,584
1.75%, 6/17/2019	25,000	25,061
1.88%, 3/15/2019	50,000	50,329
1.88%, 2/10/2025	100,000	94,547
2.00%, 3/15/2021	225,000	223,785
2.13%, 10/15/2021	50,000	49,680
2.50%, 4/15/2021	50,000	50,666
2.50%, 10/15/2024	25,000	24,897
Series MTN, 1.25%, 5/15/2019	350,000	347,007
Inter-American Development Bank:
1.13%, 8/28/2018	50,000	49,823
1.25%, 1/16/2018	25,000	25,008
1.25%, 10/15/2019	100,000	98,879
1.88%, 6/16/2020	135,000	135,220
2.13%, 11/9/2020	25,000	25,207
3.00%, 2/21/2024	100,000	103,467
4.38%, 1/24/2044	25,000	28,989
International Bank for Reconstruction & Development:
0.88%, 7/19/2018	200,000	198,672
1.00%, 10/5/2018	100,000	99,377
2.13%, 11/1/2020	25,000	25,237
Series GDIF, 1.38%, 4/10/2018	100,000	100,117
Series GDIF, 1.38%, 5/24/2021	275,000	267,193
Series GDIF, 2.50%, 11/25/2024	50,000	49,958
Series GDIF, 2.50%, 7/29/2025	200,000	198,338
Series GMTN, 0.88%, 8/15/2019	50,000	49,106
Series GMTN, 4.75%, 2/15/2035	25,000	30,633
International Finance Corp.:
1.75%, 9/4/2018	175,000	176,143
Series GMTN, 1.13%, 7/20/2021	25,000	23,970
Nordic Investment Bank 1.13%, 2/25/2019	50,000	49,538

		3,757,843

See accompanying notes to financial statements.

35

State Street Aggregate Bond Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Principal Amount	Value
CORPORATE BONDS & NOTES – (continued)
Office & Business Equipment – 0.0%(b)
Xerox Corp. 3.50%, 8/20/2020	$50,000	$50,367

Oil & Gas – 1.8%
Anadarko Petroleum Corp.:
3.45%, 7/15/2024	50,000	49,077
6.20%, 3/15/2040	25,000	28,756
6.60%, 3/15/2046	50,000	61,763
Apache Corp.:
4.75%, 4/15/2043	25,000	25,943
6.00%, 1/15/2037	50,000	57,324
BP Capital Markets PLC:
1.38%, 5/10/2018	25,000	24,902
1.67%, 2/13/2018	25,000	25,024
2.24%, 5/10/2019	25,000	25,122
2.32%, 2/13/2020	50,000	50,054
3.81%, 2/10/2024	150,000	155,539
Canadian Natural Resources, Ltd.:
3.45%, 11/15/2021	25,000	25,551
3.90%, 2/1/2025	25,000	24,991
Chevron Corp.:
1.37%, 3/2/2018	75,000	74,914
1.56%, 5/16/2019	75,000	74,695
1.72%, 6/24/2018	25,000	25,075
2.10%, 5/16/2021	50,000	49,517
2.42%, 11/17/2020	75,000	75,401
2.95%, 5/16/2026	50,000	49,202
3.19%, 6/24/2023	25,000	25,572
CNOOC Finance 2015 Australia Pty, Ltd. 2.63%, 5/5/2020	50,000	49,761
ConocoPhillips 6.50%, 2/1/2039	75,000	94,990
ConocoPhillips Co.:
2.20%, 5/15/2020	50,000	49,565
4.95%, 3/15/2026	100,000	110,307
5.75%, 2/1/2019	25,000	26,855
ConocoPhillips Holding Co. 6.95%, 4/15/2029	50,000	62,882
Devon Energy Corp.:
3.25%, 5/15/2022	50,000	49,625
5.00%, 6/15/2045	25,000	24,500
5.85%, 12/15/2025	50,000	56,812
Ecopetrol SA:
4.13%, 1/16/2025	100,000	94,546
5.88%, 5/28/2045	25,000	21,913
7.38%, 9/18/2043	50,000	50,790
Encana Corp. 3.90%, 11/15/2021	25,000	25,313
EOG Resources, Inc.:
2.63%, 3/15/2023	100,000	96,964
3.90%, 4/1/2035	25,000	23,818
Exxon Mobil Corp.:
1.31%, 3/6/2018	25,000	24,982
1.71%, 3/1/2019	100,000	100,086
2.73%, 3/1/2023	150,000	150,061
4.11%, 3/1/2046	25,000	25,647
Hess Corp. 5.60%, 2/15/2041	75,000	75,281
Marathon Oil Corp.:
2.80%, 11/1/2022	25,000	23,875
5.20%, 6/1/2045	50,000	47,000
Marathon Petroleum Corp. 3.63%, 9/15/2024	50,000	49,398
Nabors Industries, Inc. 5.50%, 1/15/2023(c)	10,000	10,475
Nexen Energy ULC 5.88%, 3/10/2035	100,000	112,139
Noble Energy, Inc. 5.25%, 11/15/2043	50,000	50,950
Occidental Petroleum Corp.:
2.60%, 4/15/2022	100,000	99,603
4.40%, 4/15/2046	25,000	25,401
Series 1, 4.10%, 2/1/2021	25,000	26,480
Petro-Canada 5.35%, 7/15/2033	25,000	27,283
Petroleos Mexicanos:
2.46%, 12/15/2025	22,500	21,653
3.50%, 7/18/2018	25,000	25,257
3.50%, 7/23/2020	125,000	122,754
3.50%, 1/30/2023	25,000	22,896
4.25%, 1/15/2025	25,000	22,874
4.50%, 1/23/2026	75,000	68,482
4.63%, 9/21/2023(c)	75,000	72,737
5.38%, 3/13/2022(c)	50,000	51,352
5.50%, 2/4/2019(c)	50,000	52,048
6.38%, 1/23/2045	150,000	137,324
6.50%, 3/13/2027(c)	50,000	51,976
6.75%, 9/21/2047(c)	23,000	21,780
Phillips 66:
4.30%, 4/1/2022	35,000	37,582
4.88%, 11/15/2044	50,000	52,765
Pioneer Natural Resources Co. 4.45%, 1/15/2026	50,000	52,910
Shell International Finance B.V.:
1.38%, 5/10/2019	25,000	24,736
2.13%, 5/11/2020	100,000	99,760
3.25%, 5/11/2025	100,000	100,039
4.13%, 5/11/2035	75,000	76,113
4.30%, 9/22/2019	25,000	26,509
4.38%, 5/11/2045	100,000	101,372
5.50%, 3/25/2040	25,000	29,134
Statoil ASA:
1.95%, 11/8/2018	25,000	25,086
2.65%, 1/15/2024	75,000	73,409
3.70%, 3/1/2024	25,000	26,097
3.95%, 5/15/2043	50,000	47,993
Suncor Energy, Inc.:
3.60%, 12/1/2024	25,000	25,543
6.50%, 6/15/2038	50,000	64,097
Total Capital International SA:
2.10%, 6/19/2019	100,000	100,465
3.75%, 4/10/2024	25,000	26,204
Total Capital SA 2.13%, 8/10/2018	25,000	25,191
Valero Energy Corp.:
3.40%, 9/15/2026	50,000	47,900
6.13%, 2/1/2020	25,000	27,624
6.63%, 6/15/2037	50,000	58,427

See accompanying notes to financial statements.

36

State Street Aggregate Bond Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Principal Amount	Value
CORPORATE BONDS & NOTES – (continued)
Oil & Gas – (continued)
XTO Energy, Inc. 6.75%, 8/1/2037	$25,000	$34,134

		4,469,947

Oil & Gas Services – 0.1%
Baker Hughes, Inc. 3.20%, 8/15/2021	8,000	8,165
Halliburton Co.:
4.85%, 11/15/2035	50,000	52,891
5.00%, 11/15/2045	35,000	37,460
7.45%, 9/15/2039	25,000	33,714
National Oilwell Varco, Inc. 2.60%, 12/1/2022	75,000	69,486

		201,716

Pharmaceuticals – 1.3%
Abbott Laboratories 2.95%, 3/15/2025	75,000	72,222
AbbVie, Inc.:
2.30%, 5/14/2021	125,000	122,440
2.50%, 5/14/2020	25,000	25,034
2.90%, 11/6/2022	25,000	24,617
3.20%, 5/14/2026	50,000	47,559
4.30%, 5/14/2036	50,000	47,830
4.40%, 11/6/2042	50,000	47,269
4.45%, 5/14/2046	50,000	47,806
4.50%, 5/14/2035	50,000	49,297
Actavis Funding SCS:
2.35%, 3/12/2018	25,000	25,143
3.00%, 3/12/2020	75,000	76,005
3.80%, 3/15/2025	75,000	75,019
3.85%, 6/15/2024	50,000	50,491
4.75%, 3/15/2045	75,000	74,046
AstraZeneca PLC:
1.75%, 11/16/2018	100,000	100,078
3.38%, 11/16/2025	35,000	34,792
4.00%, 9/18/2042	25,000	23,776
6.45%, 9/15/2037	25,000	32,415
Baxalta, Inc.:
2.88%, 6/23/2020	25,000	24,973
4.00%, 6/23/2025	25,000	25,064
Bristol-Myers Squibb Co.:
1.75%, 3/1/2019	25,000	24,967
3.25%, 8/1/2042	50,000	44,726
Cardinal Health, Inc.:
1.70%, 3/15/2018	25,000	24,970
2.40%, 11/15/2019	50,000	50,259
4.90%, 9/15/2045	25,000	26,386
Eli Lilly & Co. 5.55%, 3/15/2037	25,000	29,851
Express Scripts Holding Co.:
2.25%, 6/15/2019	25,000	25,007
3.30%, 2/25/2021	25,000	25,471
4.50%, 2/25/2026	75,000	77,253
6.13%, 11/15/2041	25,000	28,717
GlaxoSmithKline Capital, Inc.:
2.80%, 3/18/2023	25,000	24,991
4.20%, 3/18/2043	25,000	25,782
6.38%, 5/15/2038	50,000	66,090
Johnson & Johnson:
1.65%, 3/1/2021	50,000	49,130
2.45%, 3/1/2026	30,000	28,724
3.38%, 12/5/2023	25,000	26,103
3.55%, 3/1/2036	50,000	49,877
4.50%, 12/5/2043	50,000	55,433
McKesson Corp.:
2.28%, 3/15/2019	75,000	75,286
2.85%, 3/15/2023	25,000	24,387
4.88%, 3/15/2044	25,000	25,512
Mead Johnson Nutrition Co. 4.60%, 6/1/2044	25,000	24,240
Merck & Co., Inc.:
2.35%, 2/10/2022	50,000	49,533
2.40%, 9/15/2022	25,000	24,673
2.75%, 2/10/2025	75,000	73,739
3.60%, 9/15/2042	25,000	23,655
3.70%, 2/10/2045	50,000	47,704
Mylan NV:
3.00%, 12/15/2018(c)	100,000	100,766
3.15%, 6/15/2021(c)	80,000	78,591
Novartis Capital Corp.:
3.00%, 11/20/2025	25,000	24,838
3.40%, 5/6/2024	25,000	25,765
4.00%, 11/20/2045	50,000	50,514
Novartis Securities Investment, Ltd. 5.13%, 2/10/2019	25,000	26,715
Perrigo Finance Unlimited Co. 4.38%, 3/15/2026	50,000	49,940
Pfizer, Inc.:
1.20%, 6/1/2018	30,000	29,912
1.45%, 6/3/2019	100,000	99,302
2.10%, 5/15/2019	25,000	25,229
3.00%, 12/15/2026	50,000	49,403
3.40%, 5/15/2024	25,000	25,830
7.20%, 3/15/2039	75,000	108,655
Sanofi 4.00%, 3/29/2021	25,000	26,551
Shire Acquisitions Investments Ireland DAC:
2.40%, 9/23/2021	50,000	48,216
2.88%, 9/23/2023	100,000	94,913
3.20%, 9/23/2026	30,000	28,031
Teva Pharmaceutical Finance IV LLC 2.25%, 3/18/2020	25,000	24,589
Teva Pharmaceutical Finance Netherlands III B.V.:
1.40%, 7/20/2018	50,000	49,526
1.70%, 7/19/2019	50,000	49,153
2.20%, 7/21/2021	50,000	47,774
3.15%, 10/1/2026	25,000	23,069
4.10%, 10/1/2046	25,000	21,386
Wyeth LLC 6.00%, 2/15/2036	25,000	31,142
Zoetis, Inc. 4.70%, 2/1/2043	25,000	24,067

		3,242,219

See accompanying notes to financial statements.

37

State Street Aggregate Bond Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Principal Amount	Value
CORPORATE BONDS & NOTES – (continued)
Pipelines – 0.8%
Buckeye Partners L.P. 4.88%, 2/1/2021	$25,000	$26,524
Enbridge Energy Partners L.P. 4.20%, 9/15/2021	25,000	26,033
Enbridge, Inc. 4.25%, 12/1/2026	50,000	51,166
Energy Transfer Partners L.P.:
4.75%, 1/15/2026	25,000	25,764
5.15%, 2/1/2043	25,000	23,339
5.15%, 3/15/2045	25,000	23,950
5.20%, 2/1/2022	100,000	107,050
6.70%, 7/1/2018	50,000	53,173
EnLink Midstream Partners L.P. 4.85%, 7/15/2026	25,000	25,156
Enterprise Products Operating LLC:
2.85%, 4/15/2021	75,000	75,556
3.75%, 2/15/2025	75,000	76,081
4.85%, 3/15/2044	50,000	50,582
4.90%, 5/15/2046	50,000	51,543
Series N, 6.50%, 1/31/2019	25,000	27,191
Kinder Morgan Energy Partners L.P.:
3.50%, 3/1/2021	25,000	25,331
5.40%, 9/1/2044	25,000	25,143
Kinder Morgan, Inc.:
3.05%, 12/1/2019	25,000	25,284
4.30%, 6/1/2025	50,000	51,467
5.05%, 2/15/2046	50,000	49,592
5.30%, 12/1/2034	200,000	204,214
Magellan Midstream Partners L.P. 5.00%, 3/1/2026	50,000	54,802
MPLX L.P. 4.88%, 6/1/2025	50,000	51,389
ONEOK Partners L.P. 3.38%, 10/1/2022	25,000	25,071
Phillips 66 Partners L.P.:
3.55%, 10/1/2026	10,000	9,679
4.90%, 10/1/2046	10,000	9,655
Plains All American Pipeline L.P./PAA Finance Corp.:
3.60%, 11/1/2024	25,000	24,056
4.50%, 12/15/2026	50,000	50,541
4.65%, 10/15/2025	50,000	51,389
4.70%, 6/15/2044	25,000	22,266
Spectra Energy Partners L.P. 2.95%, 9/25/2018	25,000	25,411
Sunoco Logistics Partners Operations L.P.:
5.30%, 4/1/2044	25,000	24,315
5.35%, 5/15/2045	25,000	24,388
TransCanada PipeLines, Ltd.:
2.50%, 8/1/2022	100,000	97,818
4.63%, 3/1/2034	50,000	52,699
7.63%, 1/15/2039	25,000	35,480
Western Gas Partners L.P. 5.45%, 4/1/2044	25,000	25,563
Williams Partners L.P.:
3.60%, 3/15/2022	100,000	100,210
3.90%, 1/15/2025	50,000	49,018
5.10%, 9/15/2045	125,000	118,442
5.25%, 3/15/2020	25,000	26,763
Williams Partners L.P./ACMP Finance Corp. 4.88%, 5/15/2023	50,000	50,934

		1,954,028

Real Estate – 0.0%(b)
CBRE Services, Inc. 4.88%, 3/1/2026	50,000	50,243
Prologis L.P. 3.75%, 11/1/2025	50,000	51,173

		101,416

Real Estate Investment Trusts – 0.6%
American Tower Corp.:
3.38%, 10/15/2026	75,000	70,891
3.40%, 2/15/2019	25,000	25,536
3.50%, 1/31/2023	50,000	50,107
AvalonBay Communities, Inc.:
2.95%, 5/11/2026	50,000	47,761
Series GMTN, 2.95%, 9/15/2022	25,000	24,863
Boston Properties L.P.:
3.65%, 2/1/2026	50,000	49,520
3.85%, 2/1/2023	75,000	76,909
Brandywine Operating Partnership L.P. 4.10%, 10/1/2024	25,000	24,577
Brixmor Operating Partnership L.P. 4.13%, 6/15/2026	50,000	49,809
Care Capital Properties L.P. 5.13%, 8/15/2026(c)	25,000	24,276
CBL & Associates L.P. 5.95%, 12/15/2026	50,000	50,534
Crown Castle International Corp.:
3.70%, 6/15/2026	15,000	14,693
5.25%, 1/15/2023	100,000	108,492
DDR Corp. 3.50%, 1/15/2021	25,000	25,300
Digital Realty Trust L.P. 3.95%, 7/1/2022	25,000	25,622
Duke Realty L.P. 3.88%, 2/15/2021	25,000	25,981
ERP Operating L.P. 2.38%, 7/1/2019	50,000	50,323
HCP, Inc.:
2.63%, 2/1/2020	25,000	25,009
3.88%, 8/15/2024	50,000	49,843
Healthcare Trust of America Holdings L.P. 3.50%, 8/1/2026	25,000	23,771
Hospitality Properties Trust 4.50%, 6/15/2023	25,000	24,880
Kimco Realty Corp. 2.80%, 10/1/2026	50,000	46,466
National Retail Properties, Inc. 3.60%, 12/15/2026	50,000	49,387

See accompanying notes to financial statements.

38

State Street Aggregate Bond Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Principal Amount	Value
CORPORATE BONDS & NOTES – (continued)
Real Estate Investment Trusts – (continued)
Omega Healthcare Investors, Inc. 4.38%, 8/1/2023	$50,000	$49,303
Realty Income Corp. 4.13%, 10/15/2026	50,000	51,402
Simon Property Group L.P.:
2.50%, 7/15/2021	100,000	100,000
5.65%, 2/1/2020	25,000	27,300
Tanger Properties L.P. 3.88%, 12/1/2023	25,000	25,331
UDR, Inc. Series MTN, 2.95%, 9/1/2026	25,000	23,334
Ventas Realty L.P. / Ventas Capital Corp. 2.00%, 2/15/2018	50,000	50,099
VEREIT Operating Partnership L.P.:
3.00%, 2/6/2019	10,000	9,975
4.13%, 6/1/2021	5,000	5,094
4.60%, 2/6/2024	5,000	5,022
4.88%, 6/1/2026	10,000	10,116
Welltower, Inc.:
4.00%, 6/1/2025	75,000	76,560
5.25%, 1/15/2022	50,000	54,944
Weyerhaeuser Co. 4.63%, 9/15/2023	25,000	26,799

		1,479,829

Retail – 0.9%
AutoNation, Inc. 3.35%, 1/15/2021	25,000	25,076
AutoZone, Inc. 2.50%, 4/15/2021	25,000	24,695
CVS Health Corp.:
2.13%, 6/1/2021	100,000	98,080
2.25%, 12/5/2018	50,000	50,423
2.80%, 7/20/2020	20,000	20,291
2.88%, 6/1/2026	10,000	9,524
3.38%, 8/12/2024	25,000	25,052
3.88%, 7/20/2025	20,000	20,631
4.00%, 12/5/2023	25,000	26,141
4.88%, 7/20/2035	45,000	48,780
5.13%, 7/20/2045	35,000	39,044
Dollar General Corp. 4.15%, 11/1/2025	25,000	25,672
Home Depot, Inc.:
2.00%, 6/15/2019	25,000	25,206
2.00%, 4/1/2021	100,000	99,147
2.25%, 9/10/2018	25,000	25,324
3.00%, 4/1/2026	50,000	49,820
3.75%, 2/15/2024	25,000	26,334
4.25%, 4/1/2046	35,000	36,869
5.95%, 4/1/2041	50,000	63,459
Kohl’s Corp. 5.55%, 7/17/2045	20,000	19,106
Lowe’s Cos., Inc.:
2.50%, 4/15/2026	50,000	47,432
3.38%, 9/15/2025	25,000	25,488
4.25%, 9/15/2044	25,000	25,320
4.38%, 9/15/2045	25,000	25,819
4.65%, 4/15/2042	25,000	26,722
Macy’s Retail Holdings, Inc.:
3.63%, 6/1/2024	25,000	24,498
4.50%, 12/15/2034	50,000	44,336
McDonald’s Corp.:
2.75%, 12/9/2020	25,000	25,330
4.70%, 12/9/2035	50,000	52,813
Series MTN, 1.88%, 5/29/2019	25,000	24,957
Series MTN, 3.70%, 1/30/2026	75,000	76,288
Series MTN, 4.88%, 12/9/2045	50,000	53,374
QVC, Inc. 5.45%, 8/15/2034	50,000	45,000
Starbucks Corp. 3.85%, 10/1/2023	25,000	26,622
Target Corp.:
2.30%, 6/26/2019	25,000	25,353
2.50%, 4/15/2026	50,000	47,632
4.00%, 7/1/2042	50,000	49,901
6.00%, 1/15/2018	25,000	26,132
TJX Cos., Inc. 2.25%, 9/15/2026	50,000	46,032
Wal-Mart Stores, Inc.:
1.13%, 4/11/2018	25,000	24,937
1.95%, 12/15/2018	25,000	25,220
3.30%, 4/22/2024	125,000	128,559
4.00%, 4/11/2043	25,000	25,158
4.30%, 4/22/2044	30,000	31,703
4.88%, 7/8/2040	50,000	56,446
5.00%, 10/25/2040	50,000	57,738
5.25%, 9/1/2035	25,000	30,003
6.20%, 4/15/2038	25,000	33,117
Walgreen Co. 3.10%, 9/15/2022	25,000	24,986
Walgreens Boots Alliance, Inc.:
1.75%, 5/30/2018	100,000	100,092
3.10%, 6/1/2023	100,000	99,193
4.50%, 11/18/2034	25,000	25,144
4.65%, 6/1/2046	25,000	25,354

		2,165,373

Semiconductors – 0.3%
Applied Materials, Inc.:
3.90%, 10/1/2025	25,000	26,303
5.10%, 10/1/2035	50,000	55,405
Intel Corp.:
2.45%, 7/29/2020	100,000	101,259
2.60%, 5/19/2026	75,000	72,474
3.30%, 10/1/2021	25,000	25,994
4.10%, 5/19/2046	20,000	19,957
4.80%, 10/1/2041	50,000	55,330
Lam Research Corp. 2.75%, 3/15/2020	25,000	25,025
NVIDIA Corp. 3.20%, 9/16/2026	50,000	48,042
QUALCOMM, Inc.:
2.25%, 5/20/2020	150,000	149,985
3.45%, 5/20/2025	50,000	50,880

See accompanying notes to financial statements.

39

State Street Aggregate Bond Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Principal Amount	Value
CORPORATE BONDS & NOTES – (continued)
Semiconductors – (continued)
4.80%, 5/20/2045	$25,000	$26,740
Texas Instruments, Inc. 2.75%, 3/12/2021	25,000	25,485

		682,879

Software – 0.7%
Adobe Systems, Inc. 3.25%, 2/1/2025	25,000	24,993
Electronic Arts, Inc. 3.70%, 3/1/2021	25,000	25,843
Fidelity National Information Services, Inc.:
3.63%, 10/15/2020	50,000	51,712
3.88%, 6/5/2024	25,000	25,529
Fiserv, Inc. 2.70%, 6/1/2020	100,000	100,506
Microsoft Corp.:
1.10%, 8/8/2019	100,000	98,659
2.00%, 11/3/2020	150,000	150,118
2.00%, 8/8/2023	50,000	47,783
3.13%, 11/3/2025	50,000	50,528
3.45%, 8/8/2036	50,000	47,484
3.63%, 12/15/2023	25,000	26,281
3.70%, 8/8/2046	50,000	47,225
3.95%, 8/8/2056	75,000	70,631
4.00%, 2/12/2055	75,000	70,999
4.20%, 11/3/2035	65,000	68,299
4.45%, 11/3/2045	25,000	26,652
5.20%, 6/1/2039	50,000	58,763
Oracle Corp.:
2.25%, 10/8/2019	75,000	75,792
2.38%, 1/15/2019	25,000	25,358
2.40%, 9/15/2023	200,000	193,444
2.50%, 5/15/2022	50,000	49,561
2.65%, 7/15/2026	45,000	42,682
2.95%, 5/15/2025	10,000	9,791
3.85%, 7/15/2036	150,000	146,799
3.90%, 5/15/2035	5,000	4,937
4.00%, 7/15/2046	80,000	76,551
4.38%, 5/15/2055	10,000	9,943

		1,626,863

Sovereign – 0.0%(b)
Svensk Exportkredit AB 1.25%, 4/12/2019	100,000	98,983

Telecommunications – 1.4%
America Movil SAB de CV 4.38%, 7/16/2042	50,000	46,561
AT&T, Inc.:
2.30%, 3/11/2019	25,000	25,081
2.45%, 6/30/2020	250,000	248,050
2.80%, 2/17/2021	25,000	24,790
3.60%, 2/17/2023	125,000	125,545
3.90%, 3/11/2024	25,000	25,278
4.13%, 2/17/2026	100,000	101,309
4.45%, 4/1/2024	25,000	26,066
4.50%, 5/15/2035	150,000	145,108
4.55%, 3/9/2049	58,000	52,691
4.75%, 5/15/2046	30,000	28,496
4.80%, 6/15/2044	50,000	47,271
5.65%, 2/15/2047	150,000	161,634
6.30%, 1/15/2038	50,000	57,012
British Telecommunications PLC 2.35%, 2/14/2019	75,000	75,364
Cisco Systems, Inc.:
1.40%, 2/28/2018	35,000	35,024
1.40%, 9/20/2019	50,000	49,429
2.13%, 3/1/2019	25,000	25,218
2.20%, 2/28/2021	100,000	99,683
3.00%, 6/15/2022	25,000	25,523
3.50%, 6/15/2025	25,000	25,951
3.63%, 3/4/2024	25,000	26,150
5.50%, 1/15/2040	50,000	61,101
Deutsche Telekom International Finance B.V. 6.00%, 7/8/2019	100,000	109,354
Motorola Solutions, Inc. 4.00%, 9/1/2024	25,000	25,040
Orange SA:
2.75%, 2/6/2019	25,000	25,326
5.38%, 7/8/2019	100,000	107,731
5.50%, 2/6/2044	50,000	57,580
Rogers Communications, Inc.:
3.00%, 3/15/2023	30,000	29,804
5.00%, 3/15/2044	50,000	53,181
Telefonica Emisiones SAU:
3.19%, 4/27/2018	100,000	101,378
7.05%, 6/20/2036	25,000	29,015
Telefonica Europe B.V. 8.25%, 9/15/2030	25,000	32,731
Telefonos de Mexico SAB de CV 5.50%, 11/15/2019	100,000	108,433
Verizon Communications, Inc.:
2.63%, 8/15/2026	50,000	45,993
3.00%, 11/1/2021	50,000	50,377
3.50%, 11/1/2024	50,000	49,938
4.27%, 1/15/2036	28,000	27,073
4.40%, 11/1/2034	50,000	49,278
4.50%, 9/15/2020	250,000	266,865
4.52%, 9/15/2048	25,000	23,931
4.86%, 8/21/2046	250,000	252,570
5.05%, 3/15/2034	135,000	142,914
5.15%, 9/15/2023	50,000	55,193
6.55%, 9/15/2043	50,000	62,493
Vodafone Group PLC:
1.50%, 2/19/2018	25,000	24,906
2.50%, 9/26/2022	50,000	47,856
2.95%, 2/19/2023	25,000	24,247
4.38%, 2/19/2043	75,000	66,604

		3,408,146

Toys/Games/Hobbies – 0.0%(b)
Mattel, Inc. 2.35%, 5/6/2019	25,000	25,054

Transportation – 0.4%
Burlington Northern Santa Fe LLC:
3.40%, 9/1/2024	100,000	102,848

See accompanying notes to financial statements.

40

State Street Aggregate Bond Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Principal Amount	Value
CORPORATE BONDS & NOTES – (continued)
Transportation – (continued)
3.75%, 4/1/2024	$25,000	$26,287
4.45%, 3/15/2043	50,000	52,731
4.55%, 9/1/2044	50,000	53,579
4.90%, 4/1/2044	25,000	28,119
Canadian National Railway Co.:
2.95%, 11/21/2024	50,000	50,062
3.20%, 8/2/2046	25,000	22,043
Canadian Pacific Railway Co.:
3.70%, 2/1/2026	50,000	51,557
4.80%, 9/15/2035	30,000	32,399
CSX Corp.:
3.40%, 8/1/2024	25,000	25,400
4.10%, 3/15/2044	75,000	72,739
FedEx Corp.:
4.00%, 1/15/2024	25,000	26,433
4.55%, 4/1/2046	50,000	50,548
4.75%, 11/15/2045	25,000	25,973
Norfolk Southern Corp.:
3.00%, 4/1/2022	25,000	25,246
4.45%, 6/15/2045	19,000	19,730
4.80%, 8/15/2043	25,000	27,090
Ryder System, Inc. Series MTN, 2.45%, 9/3/2019	25,000	25,085
Union Pacific Corp.:
2.75%, 3/1/2026	50,000	48,726
3.80%, 10/1/2051	52,000	48,678
4.05%, 3/1/2046	25,000	25,201
United Parcel Service, Inc.:
2.40%, 11/15/2026	30,000	28,367
2.45%, 10/1/2022	125,000	124,256

		993,097

Trucking & Leasing – 0.0%(b)
GATX Corp. 2.50%, 3/15/2019	50,000	50,054

Water – 0.0%(b)
American Water Capital Corp.:
3.40%, 3/1/2025	25,000	25,552
4.30%, 12/1/2042	25,000	25,958

		51,510

TOTAL CORPORATE BONDS & NOTES (Cost $69,266,135)		67,726,909

FOREIGN GOVERNMENT OBLIGATIONS – 1.7%
Canada – 0.4%
Canada Government International Bond:
1.13%, 3/19/2018	50,000	49,957
1.63%, 2/27/2019	50,000	50,243
Export Development Canada:
1.00%, 6/15/2018	50,000	49,778
1.38%, 10/21/2021	50,000	48,250
1.50%, 5/26/2021	50,000	48,775
Province of Alberta Canada 1.90%, 12/6/2019	50,000	49,996
Province of British Columbia Canada 2.65%, 9/22/2021	50,000	51,033
Province of Manitoba Canada:
1.13%, 6/1/2018	25,000	24,908
2.13%, 6/22/2026	100,000	92,946
Province of Ontario Canada:
1.25%, 6/17/2019	200,000	197,540
2.50%, 9/10/2021	25,000	25,199
2.50%, 4/27/2026	100,000	96,379
4.40%, 4/14/2020	50,000	53,767
Province of Quebec Canada:
2.50%, 4/20/2026	150,000	144,570
2.63%, 2/13/2023	50,000	50,096
2.75%, 8/25/2021	50,000	51,004

		1,084,441

Chile – 0.0%(b)
Chile Government International Bond 3.13%, 1/21/2026	50,000	49,456

Colombia – 0.1%
Colombia Government International Bond:
4.00%, 2/26/2024	125,000	126,184
5.63%, 2/26/2044	200,000	206,454

		332,638

Germany – 0.1%
Kreditanstalt fuer Wiederaufbau 1.25%, 9/30/2019	200,000	197,672

Hungary – 0.1%
Hungary Government International Bond 6.38%, 3/29/2021	150,000	168,000

Israel – 0.0%(b)
Israel Government International Bond 4.00%, 6/30/2022	50,000	53,477

Italy – 0.0%(b)
Italy Government International Bond 5.38%, 6/15/2033	50,000	53,404

Japan – 0.1%
Japan Bank for International Cooperation:
1.50%, 7/21/2021	25,000	23,901
1.75%, 7/31/2018	100,000	100,044
1.88%, 4/20/2021	75,000	73,101
2.38%, 4/20/2026	50,000	47,943

		244,989

Mexico – 0.2%
Mexico Government International Bond:
3.63%, 3/15/2022	100,000	100,506
4.00%, 10/2/2023	80,000	80,335
4.13%, 1/21/2026	75,000	74,653
5.55%, 1/21/2045	125,000	128,139
6.05%, 1/11/2040	30,000	32,540
4.75%, 3/8/2044	100,000	91,631

		507,804

See accompanying notes to financial statements.

41

State Street Aggregate Bond Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS – (continued)
Panama – 0.1%
Panama Government International Bond:
3.88%, 3/17/2028	$75,000	$73,664
6.70%, 1/26/2036	50,000	60,866

		134,530

Peru – 0.1%
Peruvian Government International Bond:
4.13%, 8/25/2027	50,000	52,027
5.63%, 11/18/2050	50,000	57,135
6.55%, 3/14/2037	25,000	31,551

		140,713

Philippines – 0.1%
Philippine Government International Bond:
3.95%, 1/20/2040	100,000	98,917
4.00%, 1/15/2021	100,000	106,439
7.75%, 1/14/2031	100,000	140,900

		346,256

Poland – 0.1%
Poland Government International Bond:
3.00%, 3/17/2023	50,000	48,938
3.25%, 4/6/2026	25,000	23,969
4.00%, 1/22/2024	50,000	51,125
5.00%, 3/23/2022	50,000	54,437

		178,469

Senegal – 0.1%
African Development Bank Series GDIF, 1.00%, 11/2/2018	25,000	24,802
European Investment Bank 1.25%, 12/16/2019	25,000	24,610
Inter-American Development Bank 1.88%, 3/15/2021	50,000	49,673
International Bank for Reconstruction & Development:
1.13%, 11/27/2019	50,000	49,247
1.38%, 9/20/2021	50,000	48,407

		196,739

South Africa – 0.1%
South Africa Government International Bond:
4.30%, 10/12/2028	50,000	46,375
4.88%, 4/14/2026	50,000	49,812
6.88%, 5/27/2019	100,000	108,250

		204,437

South Korea – 0.1%
Export-Import Bank of Korea:
2.13%, 2/11/2021	100,000	97,669
2.38%, 4/21/2027	25,000	23,005
5.13%, 6/29/2020	100,000	108,361
Korea International Bond 7.13%, 4/16/2019	100,000	111,968

		341,003

Uruguay – 0.0%(b)
Uruguay Government International Bond:
4.38%, 10/27/2027	25,000	25,123
5.10%, 6/18/2050	75,000	68,487

		93,610

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $4,510,959)		4,327,638

U.S. GOVERNMENT AGENCY OBLIGATIONS – 29.9%
Federal Farm Credit Banks:
1.50%, 12/19/2019	50,000	49,921
3.50%, 12/20/2023	50,000	53,304
Federal Home Loan Bank:
0.88%, 3/19/2018	125,000	124,765
0.88%, 6/29/2018	150,000	149,467
0.88%, 10/1/2018	200,000	198,880
1.13%, 6/21/2019	225,000	223,634
1.13%, 7/14/2021	100,000	96,501
1.15%, 6/22/2018	50,000	49,911
1.25%, 1/16/2019	250,000	249,860
1.38%, 2/18/2021	100,000	98,037
1.88%, 3/8/2019	50,000	50,559
2.25%, 6/11/2021	75,000	75,865
2.88%, 9/13/2024	50,000	51,331
5.50%, 7/15/2036	35,000	45,733
Federal Home Loan Mortgage Corp.:
0.88%, 3/7/2018	75,000	74,839
1.05%, 7/27/2018	150,000	149,299
1.10%, 9/13/2018	25,000	24,925
1.25%, 7/26/2019	250,000	247,742
1.25%, 8/1/2019	100,000	99,507
1.25%, 10/2/2019	75,000	74,526
2.38%, 1/13/2022	175,000	177,908
2.50%, 10/1/2029	68,371	68,841
2.50%, 1/1/2031	130,225	130,576
2.50%, 5/1/2031	208,482	209,179
2.50%, 6/1/2031	377,106	378,368
2.50%, 10/1/2031	342,450	343,596
3.00%, 12/1/2030	172,581	177,359
3.00%, 5/1/2031	138,465	142,285
3.00%, 12/1/2031	646,254	664,081
3.00%, 5/1/2035	90,432	91,717
3.00%, 6/1/2036	383,595	388,540
3.00%, 6/1/2045	130,594	129,885
3.00%, 8/1/2045	265,489	264,048
3.00%, 4/1/2046	576,742	573,321
3.00%, 6/1/2046	192,551	191,409
3.00%, 8/1/2046	976,978	971,183
3.00%, 9/1/2046	319,486	317,591
3.00%, 10/1/2046	544,466	541,237
3.00%, 11/1/2046	323,060	321,144
3.00%, 12/1/2046	523,694	520,588
3.50%, 11/1/2034	403,031	419,509
3.50%, 4/1/2042	448,287	461,490

See accompanying notes to financial statements.

42

State Street Aggregate Bond Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Principal Amount	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS – (continued)
3.50%, 8/1/2043	$904,153	$930,240
3.50%, 11/1/2044	79,795	81,885
3.50%, 1/1/2045	103,207	105,752
3.50%, 7/1/2045	171,520	175,967
3.50%, 10/1/2045	101,888	104,401
3.50%, 12/1/2045	1,153,826	1,182,277
3.50%, 1/1/2046	149,996	153,707
3.50%, 3/1/2046	307,880	315,544
3.50%, 4/1/2046	455,546	466,885
3.50%, 6/1/2046	523,724	536,760
3.75%, 3/27/2019	150,000	157,951
4.00%, 4/1/2025	109,098	114,746
4.00%, 4/1/2042	61,176	64,541
4.00%, 6/1/2042	153,775	162,277
4.00%, 12/1/2044	87,667	92,147
4.00%, 4/1/2045	70,537	74,176
4.00%, 10/1/2045	155,994	164,042
4.00%, 12/1/2045	264,586	278,235
4.00%, 1/1/2046	1,062,714	1,117,771
4.00%, 2/1/2046	398,014	418,634
4.50%, 5/1/2044	169,184	181,867
5.00%, 7/1/2041	281,176	306,262
6.00%, 7/1/2040	314,631	356,305
6.25%, 7/15/2032	110,000	151,521
Series GMTN, 0.75%, 4/9/2018	50,000	49,810
Series K025, Class A2, 2.68%, 10/25/2022	125,000	126,570
Series K028, Class A2, 3.11%, 2/25/2023	100,000	103,526
Series K040, Class A2, 3.24%, 9/25/2024	75,000	77,404
Series K049, Class A2, 3.01%, 7/25/2025	200,000	201,946
Series K716, Class A2, 3.13%, 6/25/2021	250,000	259,797
TBA, 2.50%, 1/1/2032(e)	275,000	275,505
TBA, 3.00%, 1/1/2032(e)	500,000	513,086
TBA, 3.00%, 1/1/2047(e)	500,000	496,543
TBA, 3.50%, 1/1/2047(e)	200,000	204,812
Federal National Mortgage Association:
0.88%, 5/21/2018	50,000	49,844
1.00%, 8/28/2019	200,000	197,716
1.00%, 10/24/2019	200,000	197,232
1.13%, 7/20/2018	600,000	599,712
1.25%, 5/6/2021	275,000	267,591
1.38%, 1/28/2019	200,000	200,380
1.38%, 10/7/2021	75,000	72,950
1.50%, 6/22/2020	100,000	99,521
1.75%, 9/12/2019	75,000	75,560
1.88%, 9/24/2026	75,000	69,003
2.00%, 11/1/2031	198,263	193,144
2.13%, 4/24/2026	50,000	47,301
2.50%, 3/1/2029	407,017	410,545
2.50%, 2/1/2031	199,890	200,380
2.50%, 10/1/2031	320,428	321,435
2.50%, 12/1/2031	571,641	573,436
3.00%, 10/1/2028	144,679	148,815
3.00%, 8/1/2029	72,332	74,385
3.00%, 5/1/2030	469,415	483,024
3.00%, 6/1/2030	97,464	100,147
3.00%, 9/1/2030	76,101	78,197
3.00%, 11/1/2030	159,673	164,069
3.00%, 12/1/2030	108,583	111,572
3.00%, 4/1/2031	385,822	396,402
3.00%, 12/1/2031	571,244	586,908
3.00%, 6/1/2036	118,665	120,287
3.00%, 8/1/2036	582,593	590,560
3.00%, 10/1/2036	295,914	299,960
3.00%, 7/1/2043	115,424	115,276
3.00%, 1/1/2045	1,633,142	1,631,050
3.00%, 9/1/2045	111,177	110,659
3.00%, 11/1/2045	418,755	416,803
3.00%, 12/1/2045	150,721	150,019
3.00%, 5/1/2046	1,054,510	1,049,083
3.00%, 7/1/2046	1,210,638	1,204,408
3.00%, 10/1/2046	297,244	295,715
3.00%, 12/1/2046	498,521	495,955
3.50%, 11/1/2025	72,396	75,507
3.50%, 1/1/2027	83,894	87,500
3.50%, 5/1/2029	83,260	87,029
3.50%, 10/1/2029	64,481	67,400
3.50%, 2/1/2031	897,425	936,303
3.50%, 12/1/2035	86,488	90,137
3.50%, 2/1/2041	174,970	180,331
3.50%, 10/1/2044	66,217	68,012
3.50%, 1/1/2045	183,911	188,785
3.50%, 5/1/2045	77,078	79,061
3.50%, 8/1/2045	247,146	253,505
3.50%, 11/1/2045	101,947	104,570
3.50%, 12/1/2045	1,227,715	1,259,301
3.50%, 1/1/2046	919,554	943,213
3.50%, 2/1/2046	1,088,466	1,116,706
3.50%, 4/1/2046	772,249	792,285
3.50%, 5/1/2046	1,140,590	1,170,182
3.50%, 6/1/2046	307,402	315,377
3.50%, 7/1/2046	714,174	732,703
4.00%, 8/1/2018	49,836	51,289
4.00%, 1/1/2019	43,063	44,315
4.00%, 9/1/2019	84,878	87,402
4.00%, 3/1/2021	64,959	67,037
4.00%, 10/1/2033	269,229	286,006
4.00%, 12/1/2040	98,179	103,666
4.00%, 2/1/2043	587,641	620,408
4.00%, 10/1/2043	1,398,146	1,476,423
4.00%, 11/1/2043	483,416	508,955
4.00%, 12/1/2043	444,415	467,894
4.00%, 10/1/2044	109,863	115,552
4.00%, 3/1/2045	105,031	110,549
4.00%, 7/1/2045	94,456	99,418
4.00%, 9/1/2045	405,985	427,312
4.00%, 12/1/2045	213,576	224,795
4.00%, 4/1/2046	475,772	500,958
4.00%, 7/1/2046	603,044	634,967
4.50%, 4/1/2018	24,988	25,427
4.50%, 5/1/2020	32,704	33,278
4.50%, 12/1/2040	270,812	291,981
4.50%, 1/1/2042	116,832	126,054
4.50%, 9/1/2043	231,838	249,888
4.50%, 11/1/2043	112,359	120,987

See accompanying notes to financial statements.

43

State Street Aggregate Bond Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Principal Amount	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS – (continued)
4.50%, 5/1/2044	$478,830	$515,664
4.50%, 6/1/2044	141,447	152,328
4.50%, 7/1/2046	641,271	691,490
5.00%, 6/1/2040	487,110	531,729
5.00%, 7/1/2041	92,299	101,141
5.00%, 5/1/2042	98,676	107,715
5.00%, 11/1/2044	1,250,746	1,370,572
5.00%, 1/1/2045	133,539	146,184
5.50%, 2/1/2037	54,544	60,759
5.50%, 4/1/2038	264,045	294,298
5.50%, 9/1/2040	80,302	89,334
5.50%, 9/1/2041	130,520	145,474
5.50%, 5/1/2044	281,846	315,177
5.63%, 7/15/2037	80,000	106,523
6.63%, 11/15/2030	115,000	159,794
7.25%, 5/15/2030	75,000	108,723
Series 2011-M5, Class A2, 2.94%, 7/25/2021	140,000	143,494
Series 2011-M7, Class A2, 2.58%, 9/25/2018	132,715	133,966
Series 2013-M12, Class APT, 2.40%, 3/25/2023(d)	40,117	39,800
Series 2013-M3, Class A2, 2.51%, 11/25/2022(d)	150,000	149,442
Series 2014-M3, Class A2, 3.47%, 1/25/2024(d)	50,000	52,129
Series 2015-M8, Class A2, 2.90%, 1/25/2025(d)	250,000	250,107
TBA, 2.50%, 1/1/2032(e)	440,000	440,859
TBA, 3.00%, 1/1/2032(e)	500,000	513,086
TBA, 3.00%, 1/1/2047(e)	200,000	198,750
TBA, 3.50%, 1/1/2047(e)	200,000	205,000
TBA, 4.00%, 1/1/2047(e)	375,000	394,219
TBA, 4.50%, 1/1/2047(e)	1,000,000	1,075,078
Government National Mortgage Association:
3.00%, 1/20/2043	909,004	924,277
3.00%, 5/20/2043	460,692	468,483
3.00%, 12/20/2044	103,500	104,994
3.00%, 3/20/2045	57,353	58,143
3.00%, 4/20/2045	165,802	168,087
3.00%, 6/20/2045	82,495	83,632
3.00%, 7/20/2045	147,631	149,665
3.00%, 8/20/2045	129,920	131,710
3.00%, 4/20/2046	135,175	137,037
3.00%, 5/20/2046	231,068	234,249
3.00%, 7/20/2046	144,493	146,482
3.00%, 8/20/2046	464,024	470,413
3.00%, 9/20/2046	321,357	325,782
3.00%, 10/20/2046	323,275	327,727
3.00%, 11/20/2046	573,732	581,632
3.50%, 10/20/2042	749,496	784,392
3.50%, 5/20/2043	111,924	116,997
3.50%, 9/20/2043	77,683	81,204
3.50%, 11/20/2043	642,341	671,452
3.50%, 10/20/2044	86,513	90,087
3.50%, 12/20/2044	59,913	62,388
3.50%, 3/20/2045	56,901	59,200
3.50%, 4/20/2045	163,985	170,612
3.50%, 6/20/2045	112,471	117,016
3.50%, 10/20/2045	118,656	123,451
3.50%, 1/20/2046	1,731,843	1,801,827
3.50%, 3/20/2046	380,242	395,758
3.50%, 4/20/2046	200,750	208,942
3.50%, 5/20/2046	207,086	215,537
3.50%, 6/20/2046	446,988	465,229
3.50%, 7/20/2046	501,927	522,409
3.50%, 11/20/2046	598,140	622,549
4.00%, 4/15/2040	90,133	95,699
4.00%, 2/20/2042	38,943	41,552
4.00%, 7/20/2042	25,904	27,639
4.00%, 7/15/2044	93,339	99,417
4.00%, 8/20/2044	57,111	60,775
4.00%, 10/20/2044	520,493	553,891
4.00%, 5/15/2045	99,945	106,190
4.00%, 6/15/2045	216,052	229,552
4.00%, 8/20/2045	64,773	68,846
4.00%, 11/20/2045	217,754	231,448
4.00%, 2/20/2046	615,482	654,186
4.00%, 5/20/2046	669,414	711,573
4.00%, 6/20/2046	454,320	482,933
4.50%, 1/20/2044	244,841	261,831
4.50%, 11/20/2044	83,411	89,148
4.50%, 12/20/2044	66,298	70,858
4.50%, 4/20/2046	438,119	468,253
4.50%, 6/20/2046	334,004	356,977
4.50%, 7/20/2046	413,432	441,868
5.00%, 6/15/2040	67,031	73,540
5.00%, 10/15/2041	121,032	133,156
5.00%, 3/20/2044	119,027	129,960
5.00%, 12/20/2045	446,379	487,383
5.50%, 10/20/2043	96,783	108,374
TBA, 3.00%, 1/1/2047(e)	750,000	759,258
TBA, 3.50%, 1/1/2047(e)	800,000	831,875
TBA, 4.00%, 1/1/2047(e)	500,000	531,094
Tennessee Valley Authority:
2.88%, 9/15/2024	100,000	102,024
3.50%, 12/15/2042	75,000	73,144

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $76,006,659)		74,693,507

U.S. TREASURY OBLIGATIONS – 34.9%
Treasury Bonds:
2.25%, 8/15/2046	325,000	273,374
2.50%, 2/15/2045	840,000	748,549
2.50%, 2/15/2046	100,000	88,909
2.50%, 5/15/2046	700,000	622,307
2.75%, 8/15/2042	150,000	141,762
2.75%, 11/15/2042	500,000	472,280
2.88%, 5/15/2043	75,000	72,488
2.88%, 8/15/2045	80,000	77,002
2.88%, 11/15/2046	375,000	362,164
3.00%, 5/15/2042	175,000	173,607
3.00%, 11/15/2044	175,000	172,965
3.00%, 5/15/2045	375,000	370,039
3.13%, 11/15/2041	800,000	812,248
3.13%, 2/15/2042	125,000	126,916
3.13%, 8/15/2044	500,000	506,210
3.63%, 8/15/2043	850,000	943,007
3.63%, 2/15/2044	475,000	526,780

See accompanying notes to financial statements.

44

State Street Aggregate Bond Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Principal Amount	Value
U.S. TREASURY OBLIGATIONS – (continued)
3.75%, 8/15/2041	$275,000	$309,853
3.75%, 11/15/2043	2,525,000	2,864,107
4.38%, 2/15/2038	275,000	341,720
4.38%, 11/15/2039	350,000	432,093
4.38%, 5/15/2040	325,000	401,531
4.63%, 2/15/2040	1,190,000	1,520,927
4.75%, 2/15/2037	25,000	32,537
5.25%, 11/15/2028	450,000	572,899
Treasury Notes:
0.63%, 6/30/2018	1,500,000	1,490,625
0.75%, 1/31/2018	200,000	199,588
0.75%, 3/31/2018	250,000	249,268
0.75%, 4/15/2018	200,000	199,382
0.75%, 8/31/2018	500,000	496,915
0.88%, 1/15/2018	250,000	249,893
0.88%, 1/31/2018	2,750,000	2,747,855
0.88%, 3/31/2018	1,000,000	998,740
0.88%, 7/15/2018	350,000	348,880
0.88%, 10/15/2018	500,000	497,595
0.88%, 4/15/2019	150,000	148,647
0.88%, 6/15/2019	4,500,000	4,452,840
0.88%, 9/15/2019	825,000	814,242
1.00%, 2/15/2018	500,000	500,205
1.00%, 5/31/2018	500,000	499,800
1.00%, 8/15/2018	300,000	299,598
1.00%, 9/15/2018	100,000	99,777
1.00%, 11/30/2018	1,500,000	1,495,185
1.00%, 8/31/2019	500,000	495,265
1.00%, 9/30/2019	750,000	742,117
1.00%, 10/15/2019	1,000,000	989,330
1.13%, 6/15/2018	150,000	150,159
1.13%, 1/15/2019	2,050,000	2,046,146
1.13%, 4/30/2020	100,000	98,620
1.13%, 2/28/2021	850,000	827,057
1.13%, 6/30/2021	2,250,000	2,177,775
1.13%, 7/31/2021	1,175,000	1,135,825
1.13%, 8/31/2021	700,000	676,396
1.13%, 9/30/2021	1,300,000	1,253,967
1.25%, 12/15/2018	750,000	750,757
1.25%, 1/31/2020	5,250,000	5,211,412
1.25%, 3/31/2021	200,000	195,380
1.25%, 10/31/2021	1,400,000	1,357,650
1.25%, 7/31/2023	250,000	235,395
1.38%, 9/30/2018	100,000	100,376
1.38%, 2/28/2019	500,000	501,325
1.38%, 2/29/2020	500,000	497,610
1.38%, 4/30/2020	350,000	347,746
1.38%, 5/31/2020	500,000	496,805
1.38%, 8/31/2020	200,000	197,918
1.38%, 9/30/2020	550,000	543,741
1.38%, 10/31/2020	1,100,000	1,086,415
1.38%, 1/31/2021	500,000	492,050
1.38%, 4/30/2021	525,000	515,041
1.38%, 5/31/2021	275,000	269,571
1.38%, 6/30/2023	2,500,000	2,375,475
1.38%, 9/30/2023	550,000	520,960
1.50%, 12/31/2018	750,000	754,373
1.50%, 5/31/2020	300,000	299,070
1.50%, 1/31/2022	450,000	439,848
1.50%, 8/15/2026	1,200,000	1,103,844
1.63%, 8/31/2019	800,000	805,488
1.63%, 12/31/2019	750,000	753,652
1.63%, 6/30/2020	75,000	75,032
1.63%, 7/31/2020	5,600,000	5,596,248
1.63%, 5/31/2023	100,000	96,636
1.63%, 2/15/2026	925,000	864,450
1.63%, 5/15/2026	1,350,000	1,258,983
1.75%, 10/31/2018	500,000	505,295
1.75%, 10/31/2020	650,000	651,300
1.75%, 11/30/2021	1,500,000	1,488,990
1.75%, 2/28/2022	300,000	296,421
1.75%, 3/31/2022	250,000	246,710
1.75%, 4/30/2022	300,000	295,902
1.75%, 1/31/2023	1,175,000	1,148,398
1.75%, 5/15/2023	250,000	243,548
1.88%, 5/31/2022	100,000	99,213
1.88%, 8/31/2022	150,000	148,263
2.00%, 2/28/2021	750,000	756,075
2.00%, 5/31/2021	350,000	352,156
2.00%, 8/31/2021	300,000	301,200
2.00%, 11/15/2021	500,000	501,385
2.00%, 7/31/2022	100,000	99,645
2.00%, 2/15/2023	500,000	496,000
2.00%, 2/15/2025	625,000	608,444
2.00%, 8/15/2025	500,000	484,465
2.00%, 11/15/2026	600,000	577,374
2.13%, 8/31/2020	500,000	508,040
2.13%, 6/30/2022	4,500,000	4,515,975
2.13%, 12/31/2022	650,000	649,746
2.13%, 11/30/2023	1,000,000	993,710
2.13%, 5/15/2025	2,350,000	2,304,575
2.25%, 11/15/2024	175,000	173,969
2.25%, 11/15/2025	975,000	962,734
2.63%, 8/15/2020	150,000	155,097
2.63%, 11/15/2020	250,000	258,393
2.75%, 2/15/2024	100,000	103,317
4.00%, 8/15/2018	250,000	261,755

TOTAL U.S. TREASURY OBLIGATIONS (Cost $89,872,434)		87,279,312

MUNICIPAL BONDS & NOTES – 0.7%
California – 0.2%
California, State General Obligation:
7.50%, 4/1/2034	100,000	141,350
7.55%, 4/1/2039	100,000	147,965
Los Angeles, CA, Department of Water & Power Revenue 5.72%, 7/1/2039	100,000	122,307
Los Angeles, CA, Unified School District, General Obligation 5.75%, 7/1/2034	25,000	30,876
San Francisco, CA, Bay Area Toll Authority, Toll Bridge Revenue 6.91%, 10/1/2050	25,000	35,218
University of California, Revenue Series H, 6.55%, 5/15/2048	50,000	66,704

		544,420

See accompanying notes to financial statements.

45

State Street Aggregate Bond Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Principal Amount	Value
MUNICIPAL BONDS & NOTES – (continued)
Florida – 0.0%(b)
State Board of Administration Finance Corp., Revenue Series A, 3.00%, 7/1/2020	$100,000	$102,605

Illinois – 0.1%
City of Chicago, IL, General Obligation 7.78%, 1/1/2035	100,000	104,477
State of Illinois:
5.10%, 6/1/2033	50,000	44,191
5.67%, 3/1/2018	50,000	51,737
7.35%, 7/1/2035	100,000	108,218

		308,623

Massachusetts – 0.1%
Commonwealth of Massachusetts, State General Obligation Series E, 4.20%, 12/1/2021	100,000	107,642

New Jersey – 0.1%
New Jersey, State Turnpike Authority Revenue Series A, 7.10%, 1/1/2041	100,000	139,915

New York – 0.1%
City of New York, NY Series G-1, 5.97%, 3/1/2036	25,000	31,426
New York, NY, City Municipal Water Finance Authority, Water & Sewer System Revenue 5.44%, 6/15/2043	25,000	30,730
New York, NY, Metropolitan Transportation Authority Revenue Series A2, 6.09%, 11/15/2040	25,000	31,531
Port Authority of New York & New Jersey:
5.65%, 11/1/2040	100,000	120,452
Series 192, 4.81%, 10/15/2065	25,000	26,906

		241,045

Oregon – 0.0%(b)
Oregon School Boards Association 4.76%, 6/30/2028	25,000	27,114
Port of Morrow, OR, Revenue 2.99%, 9/1/2036	25,000	22,400

		49,514

Pennsylvania – 0.0%(b)
Pennsylvania, State General Obligation 5.45%, 2/15/2030	20,000	23,234

Texas – 0.1%
Dallas, TX, Area Rapid Transit, Sales Tax Revenue 5.02%, 12/1/2048	100,000	117,122
Texas Transportation Commission State Highway Fund Series B-, 5.03%, 4/1/2026	25,000	28,812
University of Texas System, Revenue Series A, 3.85%, 8/15/2046	100,000	101,669

		247,603

TOTAL MUNICIPAL BONDS & NOTES (Cost $1,845,674)		1,764,601

ASSET-BACKED SECURITIES – 0.5%
Automobile – 0.3%
AmeriCredit Automobile Receivables Trust 2015-3 Series 2015-3, Class B, 2.08%, 9/8/2020	50,000	49,890
CarMax Auto Owner Trust 2016-1 Series 2016-1, Class A3, ABS, 1.61%, 11/16/2020	211,000	210,918
Fifth Third Auto Trust 2015-1 Series 2015-1, Class A3, 1.42%, 3/16/2020	100,000	100,030
Honda Auto Receivables 2015-3 Owner Trust Series 2015-3, Class A4, ABS, 1.56%, 10/18/2021	112,000	111,951
Nissan Auto Receivables 2016-B Owner Trust Series 2016-B, Class A3, ABS, 1.32%, 1/15/2021	169,000	168,033

		640,822

Credit Card – 0.2%
Chase Issuance Trust Series 2015-A2, Class A2, 1.59%, 2/18/2020	200,000	200,425
Citibank Credit Card Issuance Trust:
Series 2008-A1, Class A1, 5.35%, 2/7/2020	100,000	104,238
Series 2014-A1, Class A1, 2.88%, 1/23/2023	100,000	102,524
Discover Card Execution Note Trust Series 2016-A1, Class A1, ABS, 1.64%, 7/15/2021	100,000	99,959

		507,146

TOTAL ASSET-BACKED SECURITIES (Cost $1,150,219)		1,147,968

MORTGAGE-BACKED SECURITIES – 0.9%
Banc of America Commercial Mortgage Trust 2015-UBS7 Series 2015-UBS7, Class A4, 3.71%, 9/15/2048	100,000	104,073
Citigroup Commercial Mortgage Trust 2013-GC11 Series 2013-GC11, Class A4, 3.09%, 4/10/2046	75,000	76,148

See accompanying notes to financial statements.

46

State Street Aggregate Bond Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Principal Amount	Value
MORTGAGE-BACKED SECURITIES – (continued)
COMM 2013-CCRE8 Mortgage Trust Series 2013-CR8, Class A4, 3.33%, 6/10/2046	$65,000	$66,840
COMM 2014-CCRE16 Mortgage Trust Series 2014-CR16, Class A4, 4.05%, 4/10/2047	100,000	106,094
COMM 2014-UBS6 Mortgage Trust Series 2014-UBS6, Class A5, 3.64%, 12/10/2047	100,000	102,913
COMM 2015-LC21 Mortgage Trust Series 2015-LC21, Class A4, 3.71%, 7/10/2048	50,000	51,793
GS Mortgage Securities Trust 2013-GC13 Series 2013-GC13, Class A5, 4.03%, 7/10/2046	80,000	86,211
GS Mortgage Securities Trust 2013-GC16 Series 2013-GC16, Class A3, 4.24%, 11/10/2046	100,000	107,914
GS Mortgage Securities Trust 2013-GCJ12 Series 2013-GC12, Class AS, 3.38%, 6/10/2046	150,000	151,140
JP Morgan Chase Commercial Mortgage Securities Trust 2013-C16 Series 2013-C16, Class A4, 4.17%, 12/15/2046	60,000	64,438
JPMBB Commercial Mortgage Securities Trust 2014-C18 Series 2014-C18, Class A5, 4.08%, 2/15/2047	50,000	53,212
JPMBB Commercial Mortgage Securities Trust 2015-C29 Series 2015-C29, Class A4, 3.61%, 5/15/2048	100,000	102,810
JPMBB Commercial Mortgage Securities Trust 2015-C33 Series 2015-C33, Class A4, 3.77%, 12/15/2048	100,000	103,814
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C20, Class A4, 3.25%, 2/15/2048	200,000	200,726
Morgan Stanley Bank of America Merrill Lynch Trust 2016-C29 Series 2016-C29, Class A2, 2.79%, 5/15/2049	200,000	203,002
Wells Fargo Commercial Mortgage Trust 2014-LC16 Series 2014-LC16, Class A1, 1.29%, 8/15/2050	53,439	53,186
Wells Fargo Commercial Mortgage Trust 2015-C31 Series 2015-C31, Class A3, 3.43%, 11/15/2048	100,000	101,224
WFRBS Commercial Mortgage Trust 2014-C19:
Series 2014-C19, Class A3, 3.66%, 3/15/2047	75,000	77,837
Series 2014-C19, Class A4, 3.83%, 3/15/2047	110,000	114,995
WFRBS Commercial Mortgage Trust 2014-C21 Series 2014-C21, Class A2, 2.92%, 8/15/2047	120,000	122,449
WFRBS Commercial Mortgage Trust 2014-LC14 Series 2014-LC14, Class A5, 4.05%, 3/15/2047	100,000	105,853

TOTAL MORTGAGE-BACKED SECURITIES (Cost $2,220,237)		2,156,672

	Shares
SHORT-TERM INVESTMENT – 4.8%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.42%(f)(g) (Cost $11,977,648)	11,977,648	11,977,648

TOTAL INVESTMENTS – 100.5% (Cost $256,849,965)		251,074,255
Liabilities in Excess of Other Assets – (0.5)%		(1,168,747)

NET ASSETS – 100.0%		$249,905,508

(a)	Step-up bond – Coupon rate increases in increments to maturity. Rate shown as of December 31, 2016. Maturity date shown is the final maturity.

(b)	Amount is less than 0.05% of net assets.

(c)

Securities purchased pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 0.5% of net assets as of December 31, 2016, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(d)	Variable Rate Security – Interest rate shown is rate in effect at December 31, 2016.

(e)	When-issued security.

(f)	The rate shown is the annualized seven-day yield at December 31, 2016.

(g)

The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended December 31, 2016 are shown in the Affiliate Table below.

See accompanying notes to financial statements.

47

State Street Aggregate Bond Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of December 31, 2016.

Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Assets:
Investments:
Corporate Bonds & Notes
Advertising	$–	$150,373	$–	$150,373
Aerospace & Defense	–	917,610	–	917,610
Agriculture	–	711,678	–	711,678
Airlines	–	145,338	–	145,338
Apparel	–	76,758	–	76,758
Auto Manufacturers	–	1,453,390	–	1,453,390
Auto Parts & Equipment	–	74,349	–	74,349
Banks	–	15,117,780	–	15,117,780
Beverages	–	1,990,377	–	1,990,377
Biotechnology	–	950,641	–	950,641
Chemicals	–	946,140	–	946,140
Commercial Services	–	334,924	–	334,924
Construction Materials	–	59,824	–	59,824
Distribution & Wholesale	–	53,517	–	53,517
Diversified Financial Services	–	2,283,085	–	2,283,085
Electric	–	4,162,736	–	4,162,736
Electrical Components & Equipment	–	124,526	–	124,526
Electronics	–	453,625	–	453,625
Engineering & Construction	–	50,324	–	50,324
Environmental Control	–	192,955	–	192,955
Food	–	1,016,265	–	1,016,265
Forest Products & Paper	–	264,217	–	264,217
Gas	–	312,286	–	312,286
Hand & Machine Tools	–	52,715	–	52,715
Health Care Products	–	1,137,122	–	1,137,122
Health Care Services	–	1,171,296	–	1,171,296
Holding Companies-Divers	–	24,751	–	24,751
Home Builders	–	25,606	–	25,606
Home Furnishings	–	24,408	–	24,408
Household Products	–	195,905	–	195,905
Household Products & Wares	–	74,196	–	74,196
Housewares	–	263,090	–	263,090
Insurance	–	1,816,678	–	1,816,678
Internet	–	537,001	–	537,001
Iron/Steel	–	253,115	–	253,115
IT Services	–	1,859,498	–	1,859,498
Lodging	–	75,028	–	75,028
Machinery, Construction & Mining	–	273,490	–	273,490
Machinery-Diversified	–	281,073	–	281,073
Media	–	2,299,561	–	2,299,561
Metal Fabricate & Hardware	–	73,747	–	73,747
Mining	–	499,507	–	499,507
Miscellaneous Manufacturer	–	587,080	–	587,080
Multi-National	–	3,757,843	–	3,757,843
Office & Business Equipment	–	50,367	–	50,367
Oil & Gas	–	4,469,947	–	4,469,947
Oil & Gas Services	–	201,716	–	201,716
Pharmaceuticals	–	3,242,219	–	3,242,219
Pipelines	–	1,954,028	–	1,954,028
Real Estate	–	101,416	–	101,416
Real Estate Investment Trusts	–	1,479,829	–	1,479,829
Retail	–	2,165,373	–	2,165,373
Semiconductors	–	682,879	–	682,879

See accompanying notes to financial statements.

48

State Street Aggregate Bond Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Software	$–	$1,626,863	$–	$1,626,863
Sovereign	–	98,983	–	98,983
Telecommunications	–	3,408,146	–	3,408,146
Toys/Games/Hobbies	–	25,054	–	25,054
Transportation	–	993,097	–	993,097
Trucking & Leasing	–	50,054	–	50,054
Water	–	51,510	–	51,510
Foreign Government Obligations	–	4,327,638	–	4,327,638
U.S. Government Agency Obligations	–	74,693,507	–	74,693,507
U.S. Treasury Obligations	–	87,279,312	–	87,279,312
Municipal Bonds & Notes	–	1,764,601	–	1,764,601
Asset-Backed Securities
Automobile	–	640,822	–	640,822
Credit Card	–	507,146	–	507,146
Mortgage-Backed Securities	–	2,156,672	–	2,156,672
Short-Term Investment	11,977,648	–	–	11,977,648

Total Investments	$11,977,648	$239,096,607	$–	$251,074,255

Affiliate Table

	Number of shares held at 12/31/15	Value at 12/31/15	Shares purchased	Shares sold	Number of shares held at 12/31/16	Value at 12/31/16	Dividend income	Realized gain (loss)
State Street Institutional Liquid Reserves Fund, Premier Class	13,317,540	$13,317,540	103,169,848	116,487,388	–	$–	$45,179	$–
State Street Institutional U.S. Government Money Market Fund, Premier Class	–	–	46,315,946	34,338,298	11,977,648	11,977,648	8,064	–

Total		$13,317,540				$11,977,648	$53,243	$–

See accompanying notes to financial statements.

49

State Street Global Equity ex-U.S. Index Portfolio

Portfolio Statistics (Unaudited)

Portfolio Composition*	December 31, 2016
Common Stocks	97.2%
Short-Term Investment	3.0
Rights	0.0 **
Liabilities in Excess of Other Assets	(0.2)
Total	100.0%

**	Less than 0.05% of net assets.

Top Five Sectors (excluding short-term investments)*	December 31, 2016
Banks	15.3%
Oil, Gas & Consumable Fuels	7.0
Pharmaceuticals	6.2
Insurance	5.8
Chemicals	3.2
Total	37.5%

*	As a percentage of net assets as of the date indicated. The Portfolio’s composition will vary over time.

50

State Street Global Equity ex-U.S. Index Portfolio

Schedule of Investments

December 31, 2016

Security Description	Shares	Value
COMMON STOCKS – 97.2%
Australia – 5.1%
AGL Energy, Ltd.	19,848	$317,476
Alumina, Ltd.	93,832	124,337
Amcor, Ltd.	33,415	361,727
AMP, Ltd.	85,773	313,025
APA Group	33,500	207,885
Aristocrat Leisure, Ltd.	16,927	189,981
ASX, Ltd.	5,884	211,922
Aurizon Holdings, Ltd.	62,873	229,908
AusNet Services	78,881	90,246
Australia & New Zealand Banking Group, Ltd.	91,790	2,021,869
Bank of Queensland, Ltd.	13,776	118,406
Bendigo & Adelaide Bank, Ltd.	11,096	102,120
BHP Billiton PLC	64,210	1,036,591
BHP Billiton, Ltd.	100,837	1,829,782
Boral, Ltd.	36,032	141,151
Brambles, Ltd.	52,079	467,609
Caltex Australia, Ltd.	6,715	148,107
Challenger, Ltd.	15,469	125,900
CIMIC Group, Ltd.	4,078	103,174
Coca-Cola Amatil, Ltd.	18,962	138,951
Cochlear, Ltd.	1,795	159,286
Commonwealth Bank of Australia	53,516	3,193,464
Computershare, Ltd.	12,639	114,033
Crown Resorts, Ltd.	12,305	103,178
CSL, Ltd.	13,880	1,009,171
Dexus Property Group REIT	29,539	205,764
Domino’s Pizza Enterprises, Ltd.	2,115	99,530
DUET Group	75,169	149,138
Flight Centre Travel Group, Ltd.	714	16,182
Fortescue Metals Group, Ltd.	49,498	211,106
Goodman Group REIT	52,494	271,018
GPT Group REIT	54,280	197,700
Harvey Norman Holdings, Ltd.	23,187	86,299
Healthscope, Ltd.	57,955	96,100
Incitec Pivot, Ltd.	56,501	147,285
Insurance Australia Group, Ltd.	71,380	309,601
LendLease Group	17,469	184,933
Macquarie Group, Ltd.	9,902	624,654
Medibank Pvt, Ltd.	84,813	173,185
Mirvac Group REIT	114,951	177,293
National Australia Bank, Ltd.	83,421	1,852,626
Newcrest Mining, Ltd.	22,023	322,924
Oil Search, Ltd.	41,583	215,890
Orica, Ltd.	9,154	117,190
Origin Energy, Ltd.	52,878	252,324
Qantas Airways, Ltd.	7,923	19,104
QBE Insurance Group, Ltd.	40,101	360,641
Ramsay Health Care, Ltd.	4,261	210,732
REA Group, Ltd.	2,308	92,302
Santos, Ltd.	49,584	144,333
Scentre Group REIT	172,879	580,843
SEEK, Ltd.	10,814	116,517
Sonic Healthcare, Ltd.	12,056	186,817
South32, Ltd.(a)	10,757	21,466
South32, Ltd.(a)	150,162	299,014
Stockland REIT	71,971	238,683
Suncorp Group, Ltd.	37,337	365,523
Sydney Airport	34,252	148,563
Tabcorp Holdings, Ltd.	19,338	67,353
Tatts Group, Ltd.	47,481	154,027
Telstra Corp., Ltd.	139,681	515,829
TPG Telecom, Ltd.	9,201	45,438
Transurban Group Stapled Security	59,301	443,139
Treasury Wine Estates, Ltd.	23,228	179,631
Vicinity Centres REIT	100,115	216,755
Vocus Communications, Ltd.	17,411	48,790
Wesfarmers, Ltd.	34,149	1,042,008
Westfield Corp.	56,393	383,024
Westpac Banking Corp.	104,668	2,470,757
Woodside Petroleum, Ltd.	24,633	555,793
Woolworths, Ltd.	41,095	717,141

		28,194,264

Austria – 0.1%
ANDRITZ AG	2,479	124,709
Erste Group Bank AG(b)	8,494	249,286
OMV AG	4,809	170,226
Raiffeisen Bank International AG(b)	5,065	92,849
Voestalpine AG	3,766	148,123

		785,193

Belgium – 0.8%
Ageas	6,150	243,965
Anheuser-Busch InBev SA	24,019	2,547,338
Colruyt SA	2,463	122,112
Groupe Bruxelles Lambert SA	2,470	207,689
KBC Group NV	7,276	451,483
Proximus SADP	4,865	140,394
Solvay SA	2,258	265,194
Telenet Group Holding NV(b)	2,039	113,381
UCB SA	3,741	240,340
Umicore SA	3,007	171,744

		4,503,640

Brazil – 1.6%
AES Tiete Energia SA	5,508	23,693
Ambev SA	135,658	683,563
Banco Bradesco SA	25,196	225,585
Banco Bradesco SA Preference Shares	80,218	714,758
Banco do Brasil SA	27,300	235,615
Banco Santander Brasil SA	15,500	140,632
BB Seguridade Participacoes SA	21,600	187,815
BM&FBovespa SA	50,600	256,521
BR Malls Participacoes SA(b)	8,620	31,649
Braskem SA Class A, Preference Shares	2,400	25,256
BRF SA	18,000	266,845
CCR SA	28,600	140,245
Centrais Eletricas Brasileiras SA Class B, Preference Shares(b)	6,800	54,092
CETIP SA – Mercados Organizados	8,100	110,996
Cia Brasileira de Distribuicao Preference Shares	6,100	102,613
Cia de Saneamento Basico do Estado de Sao Paulo	12,600	111,456
Cia Energetica de Minas Gerais Preference Shares	31,300	74,146
Cia Paranaense de Energia Preference Shares	1,300	10,928
Cia Siderurgica Nacional SA(b)	9,900	33,003
Cielo SA	29,816	255,498
Cosan SA Industria e Comercio	1,500	17,582

See accompanying notes to financial statements.

51

State Street Global Equity ex-U.S. Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Shares	Value
COMMON STOCKS – (continued)
Brazil – (continued)
CPFL Energia SA	1,969	$15,251
Duratex SA(b)	4,428	9,251
EDP – Energias do Brasil SA	4,474	18,420
Embraer SA	22,300	109,626
Engie Brasil Energia SA	2,500	26,884
Equatorial Energia SA	7,000	117,000
Fibria Celulose SA	3,500	34,294
Gerdau SA Preference Shares	34,900	115,808
Hypermarcas SA	13,500	108,383
Itau Unibanco Holding SA Preference Shares	97,769	1,016,831
Itausa – Investimentos Itau SA Preference Shares	114,839	292,152
JBS SA	13,700	47,986
Klabin SA	21,528	117,208
Kroton Educacional SA	42,400	173,654
Localiza Rent a Car SA	2,300	24,182
Lojas Americanas SA	2,020	7,739
Lojas Americanas SA Preference Shares	20,060	104,778
Lojas Renner SA	20,300	144,514
M Dias Branco SA	400	14,135
Multiplan Empreendimentos Imobiliarios SA	700	12,771
Natura Cosmeticos SA	1,400	9,902
Odontoprev SA	3,400	13,163
Petroleo Brasileiro SA(b)	86,500	450,214
Petroleo Brasileiro SA Preference Shares(b)	113,400	518,099
Porto Seguro SA	900	7,439
Qualicorp SA	1,794	10,611
Raia Drogasil SA	7,500	141,004
Rumo Logistica Operadora Multimodal SA(b)	16,140	30,448
Sul America SA	2,500	13,826
Suzano Papel e Celulose SA Class A, Preference Shares	8,200	35,776
Telefonica Brasil SA Preference Shares	13,785	186,697
Tim Participacoes SA	14,100	33,921
Ultrapar Participacoes SA	10,900	229,239
Vale SA	39,300	310,082
Vale SA Preference Shares	57,700	413,776
WEG SA	21,500	102,390

		8,719,945

Canada – 6.9%
Agnico Eagle Mines, Ltd.	6,300	265,191
Agrium, Inc.	3,800	382,423
Alimentation Couche-Tard, Inc. Class B	13,600	617,403
AltaGas, Ltd.	5,300	133,977
ARC Resources, Ltd.	10,800	186,114
Atco, Ltd. Class I	1,700	56,614
Bank of Montreal	20,300	1,461,818
Bank of Nova Scotia	37,700	2,101,676
Barrick Gold Corp.	35,900	575,289
BCE, Inc.	4,479	193,816
BlackBerry, Ltd.(b)	11,900	81,992
Bombardier, Inc. Class B(b)	76,000	122,412
Brookfield Asset Management, Inc. Class A	26,250	867,138
CAE, Inc.	6,400	89,625
Cameco Corp.	12,900	135,055
Canadian Imperial Bank of Commerce	12,000	980,366
Canadian National Railway Co.	23,500	1,583,431
Canadian Natural Resources, Ltd.	33,300	1,062,531
Canadian Pacific Railway, Ltd.	4,500	642,795
Canadian Tire Corp., Ltd. Class A	2,100	218,088
Canadian Utilities, Ltd. Class A	4,200	113,343
CCL Industries, Inc. Class B	700	137,698
Cenovus Energy, Inc.	24,300	367,839
CGI Group, Inc. Class A(b)	7,300	350,779
CI Financial Corp.	7,900	170,070
Constellation Software, Inc.	600	272,974
Crescent Point Energy Corp.	15,200	206,853
Dollarama, Inc.	3,900	286,106
Eldorado Gold Corp.(b)	24,200	77,957
Element Fleet Management Corp.	12,600	117,069
Emera, Inc.	2,400	81,232
Empire Co., Ltd. Class A	3,600	42,200
Enbridge, Inc.	29,500	1,242,869
Encana Corp.	31,800	373,713
Fairfax Financial Holdings, Ltd.	700	338,503
Finning International, Inc.	3,900	76,456
First Capital Realty, Inc.	5,900	90,938
First Quantum Minerals, Ltd.	21,500	214,030
Fortis, Inc.	12,600	389,542
Franco-Nevada Corp.	5,100	305,304
George Weston, Ltd.	1,200	101,643
Gildan Activewear, Inc.	7,000	177,943
Goldcorp, Inc.	28,400	387,124
Great-West Lifeco, Inc.	9,000	236,031
H&R Real Estate Investment Trust	5,600	93,413
Husky Energy, Inc.(b)	11,555	140,361
Hydro One, Ltd.(c)	6,000	105,499
IGM Financial, Inc.	3,800	108,244
Imperial Oil, Ltd.	8,800	306,512
Industrial Alliance Insurance & Financial Services, Inc.	2,400	95,549
Intact Financial Corp.	3,900	279,475
Inter Pipeline, Ltd.	10,200	225,441
Jean Coutu Group PJC, Inc. Class A	1,100	17,160
Keyera Corp.	6,600	199,125
Kinross Gold Corp.(b)	37,700	117,791
Linamar Corp.	2,100	90,339
Loblaw Cos., Ltd.	6,600	348,640
Magna International, Inc.	12,400	539,070
Manulife Financial Corp.	60,200	1,073,325
Methanex Corp.	2,100	92,218
Metro, Inc.	7,100	212,621
National Bank of Canada	9,800	398,489
Onex Corp.	2,100	143,095
Open Text Corp.	3,700	228,779
Pembina Pipeline Corp.	13,000	406,756
Peyto Exploration & Development Corp.	5,100	126,297
Potash Corp. of Saskatchewan, Inc.	27,400	496,287
Power Corp. of Canada	11,200	250,968
Power Financial Corp.	7,800	195,196
PrairieSky Royalty, Ltd.	6,794	161,814
Restaurant Brands International, Inc.	6,546	312,156

See accompanying notes to financial statements.

52

State Street Global Equity ex-U.S. Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Shares	Value
COMMON STOCKS – (continued)
Canada – (continued)
RioCan Real Estate Investment Trust	5,300	$105,245
Rogers Communications, Inc. Class B	10,400	401,637
Royal Bank of Canada	46,300	3,137,304
Saputo, Inc.	7,700	272,791
Seven Generations Energy, Ltd. Class A(b)	6,400	149,423
Shaw Communications, Inc. Class B	12,300	247,091
Silver Wheaton Corp.	12,700	245,657
Smart Real Estate Investment Trust REIT	900	21,670
SNC-Lavalin Group, Inc.	4,600	198,228
Sun Life Financial, Inc.	19,700	757,269
Suncor Energy, Inc.	52,364	1,714,164
Teck Resources, Ltd. Class B	18,000	360,658
TELUS Corp.	6,900	219,958
Thomson Reuters Corp.	10,600	464,454
Toronto-Dominion Bank	57,900	2,859,057
Tourmaline Oil Corp.(b)	6,300	168,698
TransCanada Corp.	27,100	1,223,395
Turquoise Hill Resources, Ltd.(b)	33,700	108,308
Valeant Pharmaceuticals International, Inc.(b)	9,800	142,281
Veresen, Inc.	7,100	69,409
Vermilion Energy, Inc.	3,700	155,858
West Fraser Timber Co., Ltd.	2,700	96,661
Yamana Gold, Inc.	29,700	83,494

		37,883,300

Chile – 0.3%
AES Gener SA	22,037	7,870
Aguas Andinas SA Class A	22,213	11,565
Antofagasta PLC	15,423	128,638
Banco de Chile	935,556	109,649
Banco de Credito e Inversiones	1,591	80,511
Banco Santander Chile	2,264,400	125,968
Cencosud SA	40,053	112,418
Cia Cervecerias Unidas SA	7,183	75,017
Colbun SA	127,526	25,091
Embotelladora Andina SA Class B, Preference Shares	3,273	12,174
Empresa Nacional de Telecomunicaciones SA(b)	7,195	76,344
Empresas CMPC SA	48,835	99,845
Empresas COPEC SA	14,838	142,189
Enel Americas SA	772,797	125,614
Enel Chile SA	898,435	83,179
Enel Generacion Chile SA	115,936	76,495
Itau CorpBanca	3,102,407	26,022
Latam Airlines Group SA(b)	11,268	94,941
SACI Falabella	21,271	168,301
Sociedad Quimica y Minera de Chile SA Class B, Preference Shares	3,726	106,192

		1,688,023

China – 5.7%
3SBio, Inc.(b)(c)	24,500	23,858
58.com, Inc. ADR(b)	2,600	72,800
AAC Technologies Holdings, Inc.	22,500	204,449
Agricultural Bank of China, Ltd. Class H	731,000	299,824
Air China, Ltd. Class H	22,000	14,046
Alibaba Group Holding, Ltd. ADR(b)	35,000	3,073,350
Alibaba Health Information Technology, Ltd.(b)	59,500	29,930
Aluminum Corp. of China, Ltd. Class H(b)	188,000	77,594
Anhui Conch Cement Co., Ltd. Class H	42,500	115,663
ANTA Sports Products, Ltd.	38,000	113,464
AviChina Industry & Technology Co., Ltd. Class H	20,000	13,775
Baidu, Inc. ADR(b)	8,600	1,413,926
Bank of China, Ltd. Class H	2,519,000	1,117,657
Bank of Communications Co., Ltd. Class H	273,000	197,537
Beijing Capital International Airport Co., Ltd. Class H	14,000	14,157
Beijing Enterprises Holdings, Ltd.	14,000	66,180
Beijing Enterprises Water Group, Ltd.(b)	164,000	109,148
Belle International Holdings, Ltd.	213,000	119,781
Brilliance China Automotive Holdings, Ltd.	102,000	140,505
Byd Co., Ltd. Class H	21,000	110,645
CGN Power Co., Ltd. Class H(c)	401,600	110,330
China Cinda Asset Management Co., Ltd. Class H	317,592	115,106
China CITIC Bank Corp., Ltd. Class H	279,000	177,408
China Coal Energy Co., Ltd. Class H(b)	30,000	14,239
China Communications Construction Co., Ltd. Class H	141,000	162,221
China Communications Services Corp., Ltd. Class H	28,000	17,840
China Conch Venture Holdings, Ltd.	50,500	89,886
China Construction Bank Corp. Class H	2,639,000	2,032,055
China Everbright Bank Co., Ltd. Class H	42,300	19,259
China Everbright International, Ltd.	92,000	104,303
China Everbright, Ltd.	12,000	22,845
China Evergrande Group	170,000	105,905
China Galaxy Securities Co., Ltd. Class H	114,300	103,049
China Huarong Asset Management Co., Ltd.(b)(c)	231,000	83,126
China Huishan Dairy Holdings Co., Ltd.	66,000	25,623
China Jinmao Holdings Group, Ltd.	44,000	11,861
China Life Insurance Co., Ltd. Class H	219,000	570,581
China Longyuan Power Group Corp., Ltd. Class H	127,000	99,265
China Medical System Holdings, Ltd.	55,000	87,113
China Mengniu Dairy Co., Ltd.	88,000	169,572

See accompanying notes to financial statements.

53

State Street Global Equity ex-U.S. Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Shares	Value
COMMON STOCKS – (continued)
China – (continued)
China Merchants Bank Co., Ltd. Class H	116,500	$273,175
China Merchants Port Holdings Co., Ltd.	44,478	110,375
China Minsheng Banking Corp., Ltd. Class H	183,500	196,206
China Mobile, Ltd.	192,500	2,040,912
China National Building Material Co., Ltd. Class H	32,000	15,560
China Oilfield Services, Ltd. Class H	86,000	79,864
China Overseas Land & Investment, Ltd.	114,000	302,161
China Pacific Insurance Group Co., Ltd. Class H	78,200	272,832
China Petroleum & Chemical Corp. Class H	828,000	587,374
China Power International Development, Ltd.	40,000	14,497
China Railway Construction Corp., Ltd. Class H	78,500	101,047
China Railway Group, Ltd. Class H	108,000	88,872
China Resources Beer Holdings Co., Ltd.(b)	64,721	128,555
China Resources Gas Group, Ltd.	34,000	95,600
China Resources Land, Ltd.	85,333	191,949
China Resources Power Holdings Co., Ltd.	68,055	108,142
China Shenhua Energy Co., Ltd. Class H	104,500	196,785
China Southern Airlines Co., Ltd. Class H	16,000	8,317
China State Construction International Holdings, Ltd.	70,000	104,732
China Taiping Insurance Holdings Co., Ltd.(b)	43,800	90,389
China Telecom Corp., Ltd. Class H	426,000	196,705
China Unicom Hong Kong, Ltd.	184,000	214,303
China Vanke Co., Ltd. Class H	47,400	108,212
Chongqing Changan Automobile Co., Ltd. Class B	10,700	15,305
Chongqing Rural Commercial Bank Co., Ltd. Class H	32,000	18,779
CITIC Securities Co., Ltd. Class H	69,000	140,258
CITIC, Ltd.	134,000	191,845
CNOOC, Ltd.	574,000	718,134
COSCO SHIPPING Ports, Ltd.	29,008	29,146
Country Garden Holdings Co., Ltd.	213,000	119,232
CRRC Corp., Ltd. Class H	143,350	128,685
CSPC Pharmaceutical Group, Ltd.	112,000	119,611
Ctrip.com International, Ltd. ADR(b)	11,600	464,000
Dongfeng Motor Group Co., Ltd. Class H	74,000	72,252
ENN Energy Holdings, Ltd.	26,000	106,976
Far East Horizon, Ltd.	23,000	19,727
Fosun International, Ltd.	94,000	133,123
Fuyao Glass Industry Group Co., Ltd. Class H(c)	23,600	73,206
Geely Automobile Holdings, Ltd.	145,000	138,582
GF Securities Co., Ltd. Class H	36,800	76,798
GOME Electrical Appliances Holding, Ltd.	142,000	17,216
Great Wall Motor Co., Ltd. Class H	109,500	102,253
Guangdong Investment, Ltd.	92,000	121,509
Guangzhou Automobile Group Co., Ltd. Class H	76,000	91,947
Guangzhou R&F Properties Co., Ltd. Class H	12,400	15,002
Haitian International Holdings, Ltd.	5,000	9,815
Haitong Securities Co., Ltd. Class H	97,200	166,740
Hengan International Group Co., Ltd.	22,500	165,272
HengTen Networks Group, Ltd.(b)	1,204,000	60,564
Huaneng Power International, Inc. Class H	166,000	110,051
Huaneng Renewables Corp., Ltd. Class H	32,629	10,605
Huatai Securities Co., Ltd. Class H(c)	52,800	100,790
Industrial & Commercial Bank of China, Ltd. Class H	2,328,000	1,396,233
JD.com, Inc. ADR(b)	19,700	501,168
Jiangsu Expressway Co., Ltd. Class H	14,000	17,696
Jiangxi Copper Co., Ltd. Class H	17,000	23,725
Kingsoft Corp., Ltd.	10,000	20,508
Kunlun Energy Co., Ltd.	130,000	97,251
Lenovo Group, Ltd.	234,000	141,852
Longfor Properties Co., Ltd.	66,500	84,399
NetEase, Inc. ADR	2,600	559,884
New China Life Insurance Co., Ltd. Class H	28,400	130,404
New Oriental Education & Technology Group, Inc. ADR(b)	4,200	176,820
People’s Insurance Co. Group of China, Ltd. Class H	252,000	99,459
PetroChina Co., Ltd. Class H	688,000	512,906
PICC Property & Casualty Co., Ltd. Class H	139,800	217,819
Ping An Insurance Group Co. of China, Ltd. Class H	166,500	833,236
Qunar Cayman Islands, Ltd. ADR(b)	500	15,065
Semiconductor Manufacturing International Corp.(b)	77,300	121,436
Shandong Weigao Group Medical Polymer Co., Ltd. Class H	24,000	16,035
Shanghai Electric Group Co., Ltd. Class H(b)	24,000	10,741
Shanghai Fosun Pharmaceutical Group Co., Ltd. Class H	3,500	10,721
Shanghai Industrial Holdings, Ltd.	7,000	18,960
Shanghai Lujiazui Finance & Trade Zone Development Co., Ltd. Class B	46,620	68,252
Shanghai Pharmaceuticals Holding Co., Ltd. Class H	8,700	19,951
Shenzhou International Group Holdings, Ltd.	15,000	94,897
SINA Corp.(b)	1,700	103,343
Sino-Ocean Group Holding, Ltd.	42,000	18,798
Sinopec Engineering Group Co., Ltd. Class H	15,000	12,517

See accompanying notes to financial statements.

54

State Street Global Equity ex-U.S. Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Shares	Value
COMMON STOCKS – (continued)
China – (continued)
Sinopec Shanghai Petrochemical Co., Ltd. Class H	50,000	$27,086
Sinopharm Group Co., Ltd. Class H	37,200	153,298
Sinotrans, Ltd. Class H	16,000	7,140
SOHO China, Ltd.	46,000	22,664
Sunac China Holdings, Ltd.	92,000	76,537
Sunny Optical Technology Group Co., Ltd.	21,000	91,956
TAL Education Group ADR(b)	1,700	119,255
Tencent Holdings, Ltd.	176,900	4,328,296
Tingyi Cayman Islands Holding Corp.	82,000	99,735
TravelSky Technology, Ltd. Class H	42,000	88,300
Tsingtao Brewery Co., Ltd. Class H	6,000	22,675
Vipshop Holdings, Ltd. ADR(b)	12,700	139,827
Want Want China Holdings, Ltd.	190,000	121,796
Weibo Corp. ADR(b)	1,600	64,960
Weichai Power Co., Ltd. Class H	14,000	21,560
Yangzijiang Shipbuilding Holdings, Ltd.	21,000	11,847
Yanzhou Coal Mining Co., Ltd. Class H	14,000	9,552
Yum China Holdings, Inc.(b)	13,000	339,560
YY, Inc. ADR(b)	300	11,826
Zhejiang Expressway Co., Ltd. Class H	18,000	17,180
Zhuzhou CRRC Times Electric Co., Ltd.	15,000	76,130
Zijin Mining Group Co., Ltd. Class H	76,000	24,506
ZTE Corp. Class H	9,400	16,343

		31,729,968

Colombia – 0.1%
Bancolombia SA ADR	500	18,340
Bancolombia SA Preference Shares	12,910	116,887
Cementos Argos SA	9,003	35,568
Corp. Financiera Colombiana SA	1,504	18,577
Ecopetrol SA(b)	62,893	28,912
Ecopetrol SA ADR(b)	700	6,335
Grupo Argos SA	6,676	42,876
Grupo Aval Acciones y Valores SA Preference Shares	28,874	11,686
Grupo de Inversiones Suramericana SA	4,370	55,608
Grupo de Inversiones Suramericana SA Preference Shares	813	10,020
Interconexion Electrica SA ESP	3,293	10,947

		355,756

Czech Republic – 0.0%(d)
CEZ A/S	4,375	73,435
Komercni banka A/S	2,727	94,207
Moneta Money Bank A/S(b)(c)	21,059	68,065
O2 Czech Republic A/S	227	2,302

		238,009

Denmark – 1.1%
AP Moeller – Maersk A/S Class A	122	184,656
AP Moeller – Maersk A/S Class B	191	305,349
Carlsberg A/S Class B	3,147	272,088
Chr Hansen Holding A/S	3,056	169,543
Coloplast A/S Class B	3,592	242,692
Danske Bank A/S	22,197	674,454
DONG Energy A/S(b)(c)	2,478	94,064
DSV A/S	5,784	257,794
Genmab A/S(b)	1,673	278,376
ISS A/S	5,155	174,330
Novo Nordisk A/S Class B	59,906	2,164,402
Novozymes A/S Class B	6,808	235,157
Pandora A/S	3,650	478,413
TDC A/S(b)	26,400	135,791
Tryg A/S	4,736	85,791
Vestas Wind Systems A/S	6,429	418,596
William Demant Holding A/S(b)	4,909	85,513

		6,257,009

Egypt – 0.0%(d)
Commercial International Bank Egypt SAE	32,871	132,445
Global Telecom Holding SAE(b)	22,280	8,725
Talaat Moustafa Group	8,765	4,390

		145,560

Finland – 0.7%
Elisa Oyj	4,459	145,468
Fortum Oyj	13,465	206,926
Kone Oyj Class B	11,038	495,614
Metso Oyj	4,066	116,221
Neste Oyj	4,137	159,268
Nokia Oyj(a)	12,886	62,059
Nokia Oyj(a)	165,549	801,124
Nokian Renkaat Oyj	3,775	141,031
Orion Oyj Class B	3,387	151,078
Sampo Oyj Class A	14,431	648,267
Stora Enso Oyj Class R	17,653	190,105
UPM-Kymmene Oyj	15,691	386,279
Wartsila Oyj Abp	4,556	205,096

		3,708,536

France – 6.8%
Accor SA	5,337	199,443
Aeroports de Paris	1,016	109,091
Air Liquide SA	12,273	1,367,634
Airbus Group SE	17,738	1,175,683
Alstom SA(b)	4,158	114,794
Arkema SA	2,107	206,546
Atos SE	2,663	281,582
AXA SA	61,078	1,545,162
BNP Paribas SA	33,206	2,120,705
Bollore SA(a)(b)	145	500
Bollore SA(a)	30,890	109,147
Bouygues SA	6,397	229,710
Bureau Veritas SA	8,289	160,955
Cap Gemini SA	4,704	397,668
Carrefour SA	18,684	451,092
Casino Guichard Perrachon SA	1,928	92,710
Christian Dior SE	1,620	340,457
Cie de Saint-Gobain	15,231	710,952
Cie Generale des Etablissements Michelin	5,881	655,655
CNP Assurances	6,554	121,666
Credit Agricole SA	36,928	458,829
Danone SA	17,839	1,132,704
Dassault Aviation SA	67	75,021
Dassault Systemes SE	3,783	288,845

See accompanying notes to financial statements.

55

State Street Global Equity ex-U.S. Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Shares	Value
COMMON STOCKS – (continued)
France – (continued)
Edenred	6,682	$132,746
Eiffage SA	1,875	131,020
Electricite de France SA	7,013	71,603
Engie SA	47,328	605,021
Essilor International SA	6,311	714,578
Eurazeo SA	1,647	96,552
Eutelsat Communications SA	4,161	80,732
Fonciere Des Regions	904	79,083
Gecina SA REIT	1,278	177,191
Groupe Eurotunnel SE	14,843	141,433
Hermes International	776	319,210
ICADE	845	60,419
Iliad SA	837	161,248
Imerys SA	1,427	108,475
Ingenico Group SA	1,683	134,680
JCDecaux SA	3,050	89,850
Kering	2,464	554,346
Klepierre REIT	6,512	256,505
L’Oreal SA	7,639	1,397,125
Lagardere SCA	2,715	75,586
Legrand SA	8,739	497,282
LVMH Moet Hennessy Louis Vuitton SE	8,783	1,680,466
Natixis SA	33,885	191,567
Orange SA	60,415	919,837
Pernod Ricard SA	6,499	705,704
Peugeot SA(b)	14,919	243,826
Publicis Groupe SA	5,470	378,190
Remy Cointreau SA	312	26,662
Renault SA	6,249	557,017
Rexel SA	7,473	123,237
Safran SA	10,053	725,485
Sanofi	36,233	2,938,868
Schneider Electric SE	16,933	1,180,730
SCOR SE	5,210	180,409
SEB SA	665	90,306
SFR Group SA(b)	2,557	72,360
Societe BIC SA	954	129,955
Societe Generale SA	24,289	1,197,552
Sodexo SA	2,766	318,584
Suez Environment Co.	10,306	152,347
Technip SA	3,326	237,884
Thales SA	3,134	304,544
TOTAL SA	70,234	3,609,144
Unibail-Rodamco SE	3,189	762,696
Valeo SA	6,972	401,586
Veolia Environnement SA	13,322	227,281
Vinci SA	15,301	1,044,176
Vivendi SA	35,684	679,549
Wendel SA	678	81,810
Zodiac Aerospace	6,474	148,963

		37,541,971

Germany – 6.4%
adidas AG	5,728	907,147
Allianz SE	14,305	2,368,847
Axel Springer SE	1,892	92,056
BASF SE	28,711	2,674,285
Bayer AG	25,847	2,702,494
Bayerische Motoren Werke AG	10,530	985,703
Bayerische Motoren Werke AG Preference Shares	1,321	101,295
Beiersdorf AG	2,988	254,018
Brenntag AG	4,661	259,575
Commerzbank AG	32,407	247,678
Continental AG	3,390	656,838
Covestro AG(c)	2,573	176,890
Daimler AG	30,155	2,249,319
Deutsche Bank AG(b)	44,141	803,121
Deutsche Boerse AG(b)	6,302	515,411
Deutsche Lufthansa AG	8,592	111,196
Deutsche Post AG	29,530	972,869
Deutsche Telekom AG	102,886	1,774,828
Deutsche Wohnen AG	9,840	309,702
E.ON SE	58,059	410,293
Evonik Industries AG	4,553	136,289
Fraport AG Frankfurt Airport Services Worldwide	1,650	97,755
Fresenius Medical Care AG & Co. KGaA	6,372	540,694
Fresenius SE & Co. KGaA	12,464	976,252
Fuchs Petrolub SE Preference Shares	1,617	68,017
GEA Group AG	5,422	218,632
Hannover Rueck SE	1,865	202,219
HeidelbergCement AG	4,897	457,784
Henkel AG & Co. KGaA	3,043	317,687
Henkel AG & Co. KGaA Preference Shares	5,473	653,752
HOCHTIEF AG	802	112,548
HUGO BOSS AG	2,234	136,972
Infineon Technologies AG	36,574	636,897
Innogy SE(b)(c)	4,781	166,461
KS AG	5,189	124,185
Lanxess AG	2,481	163,160
Linde AG	5,652	930,582
MAN SE	1,181	117,503
Merck KGaA	3,733	390,391
METRO AG	5,567	185,461
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	4,899	928,291
OSRAM Licht AG	2,852	149,881
Porsche Automobil Holding SE Preference Shares	4,625	252,399
ProSiebenSat.1 Media SE	6,463	249,565
QIAGEN NV(b)	7,827	220,258
RWE AG(b)	14,622	182,217
SAP SE	30,720	2,683,203
Schaeffler AG Preference Shares	6,635	98,361
Siemens AG	23,892	2,943,370
Symrise AG	3,684	224,710
Telefonica Deutschland Holding AG	17,093	73,377
ThyssenKrupp AG	11,049	263,845
TUI AG	15,340	220,445
United Internet AG	3,879	151,769
Volkswagen AG Preference Shares	5,930	834,060
Volkswagen AG	880	126,929
Vonovia SE	15,261	497,463
Zalando SE(b)(c)	2,060	78,850

		35,385,799

Greece – 0.1%
Alpha Bank AE(b)	56,803	113,834

See accompanying notes to financial statements.

56

State Street Global Equity ex-U.S. Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Shares	Value
COMMON STOCKS – (continued)
Greece – (continued)
Eurobank Ergasias SA(b)	24,580	$16,722
FF Group(b)	122	2,474
Hellenic Telecommunications Organization SA	10,111	95,235
JUMBO SA	4,872	77,389
National Bank of Greece SA(b)	82,540	21,591
OPAP SA	10,008	88,670
Piraeus Bank SA(b)	86,012	18,961
Titan Cement Co. SA	393	9,244

		444,120

Hong Kong – 2.3%
AIA Group, Ltd.	377,600	2,130,747
Alibaba Pictures Group, Ltd.(b)	460,000	74,757
ASM Pacific Technology, Ltd.	10,100	107,017
Bank of East Asia, Ltd.	38,374	146,999
BOC Hong Kong Holdings, Ltd.	108,000	386,553
Cathay Pacific Airways, Ltd.	17,000	22,365
Cheung Kong Infrastructure Holdings, Ltd.	21,000	167,119
Cheung Kong Property Holdings, Ltd.	87,524	536,784
China Gas Holdings, Ltd.	64,000	86,840
CK Hutchison Holdings, Ltd.	86,024	975,282
CLP Holdings, Ltd.	48,500	445,706
First Pacific Co., Ltd.	30,000	20,972
Fullshare Holdings, Ltd.	270,000	126,065
Galaxy Entertainment Group, Ltd.	72,000	313,885
GCL-Poly Energy Holdings, Ltd.(b)	139,000	16,673
Haier Electronics Group Co., Ltd.	56,000	88,119
Hanergy Thin Film Power Group, Ltd.(b)(e)	68,000	–
Hang Lung Group, Ltd.	26,000	90,544
Hang Lung Properties, Ltd.	72,000	152,671
Hang Seng Bank, Ltd.	22,100	411,321
Henderson Land Development Co., Ltd.	34,097	181,410
HK Electric Investments & HK Electric Investments, Ltd.(c)	104,164	85,984
HKT Trust & HKT, Ltd.	87,000	106,602
Hong Kong & China Gas Co., Ltd.	220,000	389,880
Hong Kong Exchanges & Clearing, Ltd.	36,904	872,009
Hongkong Land Holdings, Ltd.	36,000	227,880
Hysan Development Co., Ltd.	23,000	95,077
Jardine Matheson Holdings, Ltd.	7,200	397,800
Kerry Properties, Ltd.	30,000	81,451
Li & Fung, Ltd.	208,000	91,483
Link REIT	66,500	432,289
Melco Crown Entertainment, Ltd. ADR	7,038	111,904
MTR Corp., Ltd.	43,988	213,893
New World Development Co., Ltd.	179,229	189,559
Nine Dragons Paper Holdings, Ltd.	80,000	72,538
NWS Holdings, Ltd.	61,399	100,099
PCCW, Ltd.	147,000	79,632
Power Assets Holdings, Ltd.	40,000	352,631
Sands China, Ltd.	72,400	314,695
Shangri-La Asia, Ltd.	20,000	21,101
Shimao Property Holdings, Ltd.	16,500	21,580
Sino Biopharmaceutical, Ltd.	154,000	108,451
Sino Land Co., Ltd.	96,429	144,523
SJM Holdings, Ltd.	96,000	75,283
Sun Art Retail Group, Ltd.	104,000	91,215
Sun Hung Kai Properties, Ltd.	47,000	594,081
Swire Pacific, Ltd. Class A	16,500	157,591
Swire Properties, Ltd.	40,200	110,959
Techtronic Industries Co., Ltd.	42,500	152,390
WH Group, Ltd.(c)	282,000	228,054
Wharf Holdings, Ltd.	41,000	272,605
Wheelock & Co., Ltd.	27,000	152,009
Yue Yuen Industrial Holdings, Ltd.	26,000	94,400

		12,921,477

Hungary – 0.1%
MOL Hungarian Oil & Gas PLC	661	46,578
OTP Bank PLC	7,478	214,509
Richter Gedeon Nyrt	5,326	112,947

		374,034

India – 1.9%
ACC, Ltd.	889	17,421
Adani Ports & Special Economic Zone, Ltd.	29,797	117,419
Ambuja Cements, Ltd.	25,405	77,110
Apollo Hospitals Enterprise, Ltd.	978	17,044
Ashok Leyland, Ltd.	16,047	18,915
Asian Paints, Ltd.	7,801	102,354
Aurobindo Pharma, Ltd.	9,217	90,717
Axis Bank, Ltd.	47,063	312,251
Bajaj Auto, Ltd.	2,863	111,112
Bajaj Finance, Ltd.	6,447	80,134
Bajaj Finserv, Ltd.	1,830	77,654
Bharat Forge, Ltd.	1,403	18,770
Bharat Heavy Electricals, Ltd.	7,316	13,038
Bharat Petroleum Corp., Ltd.	18,614	173,867
Bharti Airtel, Ltd.	31,381	141,323
Bharti Infratel, Ltd.	21,353	108,385
Bosch, Ltd.	277	86,524
Cadila Healthcare, Ltd.	4,054	21,211
Cairn India, Ltd.	8,551	30,521
Cipla, Ltd.	12,709	106,174
Coal India, Ltd.	23,660	104,757
Container Corp. Of India, Ltd.	121	1,978
Dabur India, Ltd.	21,388	87,055
Divi’s Laboratories, Ltd.	1,231	14,176
Dr Reddy’s Laboratories, Ltd.	3,631	163,494
Eicher Motors, Ltd.	412	132,184
GAIL India, Ltd.	10,951	70,438
GAIL India, Ltd. GDR	400	15,300
Glenmark Pharmaceuticals, Ltd.	6,301	82,618
Godrej Consumer Products, Ltd.	4,355	97,149
Havells India, Ltd.	5,479	27,544
HCL Technologies, Ltd.	17,455	212,227
Hero MotoCorp, Ltd.	1,988	88,823
Hindalco Industries, Ltd.	43,845	100,003
Hindustan Petroleum Corp., Ltd.	16,902	110,235
Hindustan Unilever, Ltd.	19,299	234,804
Housing Development Finance Corp., Ltd.	47,997	892,050
ICICI Bank, Ltd.	28,635	107,608
ICICI Bank, Ltd. ADR	3,576	26,784
Idea Cellular, Ltd.	12,501	13,630

See accompanying notes to financial statements.

57

State Street Global Equity ex-U.S. Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Shares	Value
COMMON STOCKS – (continued)
India – (continued)
IDFC Bank, Ltd.	72,488	$64,403
Indiabulls Housing Finance, Ltd.	10,241	97,929
Infosys, Ltd.	51,377	765,318
Infosys, Ltd. ADR	7,300	108,259
ITC, Ltd.	112,542	399,294
JSW Steel, Ltd.	1,309	31,256
Larsen & Toubro, Ltd.	7,476	148,578
Larsen & Toubro, Ltd. GDR(a)	2,120	42,188
LIC Housing Finance, Ltd.	11,773	96,619
Lupin, Ltd.	6,933	151,541
Mahindra & Mahindra Financial Services, Ltd.	5,284	21,009
Mahindra & Mahindra, Ltd.	9,545	165,895
Mahindra & Mahindra, Ltd. GDR	1,651	29,058
Marico, Ltd.	6,131	23,582
Maruti Suzuki India, Ltd.	3,223	252,412
Motherson Sumi Systems, Ltd.	18,799	90,076
Nestle India, Ltd.	936	82,747
NTPC, Ltd.	56,409	137,095
Oil & Natural Gas Corp., Ltd.	45,842	128,872
Piramal Enterprises, Ltd.	1,191	28,428
Power Finance Corp., Ltd.	1,932	3,464
Reliance Industries, Ltd.	34,986	557,085
Reliance Industries, Ltd. GDR(c)	3,442	108,595
Shree Cement, Ltd.	111	24,042
Shriram Transport Finance Co., Ltd.	2,627	32,978
Siemens, Ltd.	956	15,649
State Bank of India	38,672	142,620
State Bank of India GDR	1,020	37,485
Sun Pharmaceutical Industries, Ltd.	28,036	259,747
Tata Consultancy Services, Ltd.	15,418	537,608
Tata Motors, Ltd.(a)	5,319	23,386
Tata Motors, Ltd.(a)	40,752	282,148
Tata Motors, Ltd. ADR	1,078	37,072
Tata Power Co., Ltd.	19,125	21,331
Tata Steel, Ltd.	11,716	67,496
Tata Steel, Ltd. GDR	1,300	7,319
Tech Mahindra, Ltd.	2,829	20,364
Titan Co., Ltd.	6,250	30,021
UltraTech Cement, Ltd.	3,292	157,640
United Spirits, Ltd.(b)	2,709	77,594
UPL, Ltd.	12,995	123,852
Vedanta, Ltd.	34,945	111,369
Vedanta, Ltd. ADR	1,433	17,798
Wipro, Ltd.	16,563	116,114
Wipro, Ltd. ADR	2,938	28,440
Yes Bank, Ltd.	8,778	149,382
Zee Entertainment Enterprises, Ltd.	19,332	129,032

		10,288,991

Indonesia – 0.6%
Adaro Energy Tbk PT	619,000	77,878
AKR Corporindo Tbk PT	22,500	10,020
Astra International Tbk PT	592,500	363,922
Bank Central Asia Tbk PT	357,000	410,726
Bank Danamon Indonesia Tbk PT	28,500	7,848
Bank Mandiri Persero Tbk PT	285,000	244,860
Bank Negara Indonesia Persero Tbk PT	266,500	109,290
Bank Rakyat Indonesia Persero Tbk PT	328,500	284,672
Bumi Serpong Damai Tbk PT	103,500	13,482
Charoen Pokphand Indonesia Tbk PT	118,000	27,064
Gudang Garam Tbk PT	20,500	97,231
Hanjaya Mandala Sampoerna Tbk PT	358,500	101,915
Indocement Tunggal Prakarsa Tbk PT	22,500	25,719
Indofood CBP Sukses Makmur Tbk PT	115,000	73,195
Indofood Sukses Makmur Tbk PT	169,000	99,412
Jasa Marga Persero Tbk PT	13,875	4,449
Kalbe Farma Tbk PT	817,000	91,873
Lippo Karawaci Tbk PT	368,500	19,693
Matahari Department Store Tbk PT	78,500	88,129
Media Nusantara Citra Tbk PT	105,000	13,678
Pakuwon Jati Tbk PT	1,357,000	56,909
Perusahaan Gas Negara Persero Tbk	473,000	94,793
Semen Indonesia Persero Tbk PT	112,000	76,274
Summarecon Agung Tbk PT	87,500	8,606
Surya Citra Media Tbk PT	50,000	10,392
Telekomunikasi Indonesia Persero Tbk PT	1,653,000	488,324
Tower Bersama Infrastructure Tbk PT	16,500	6,099
Unilever Indonesia Tbk PT	48,500	139,677
United Tractors Tbk PT	64,500	101,735
Waskita Karya Persero Tbk PT	124,000	23,470
XL Axiata Tbk PT(b)	78,125	13,395

		3,184,730

Ireland – 0.5%
Bank of Ireland(b)	857,888	211,737
CRH PLC	26,465	919,904
Experian PLC	31,029	603,487
James Hardie Industries PLC	13,502	214,796
Kerry Group PLC Class A	4,557	326,361
Paddy Power Betfair PLC	2,362	252,869
Ryanair Holdings PLC ADR(b)	1,263	105,157

		2,634,311

Israel – 0.4%
Azrieli Group, Ltd.	493	21,405
Bank Hapoalim BM	33,412	198,893
Bank Leumi Le-Israel BM(b)	44,596	183,777
Bezeq The Israeli Telecommunication Corp., Ltd.	67,709	128,780
Check Point Software Technologies, Ltd.(b)	3,848	325,002
Israel Chemicals, Ltd.	7,839	32,182
Mizrahi Tefahot Bank, Ltd.	2,082	30,483
Mobileye NV(b)	5,252	200,206
Nice-Systems, Ltd.	2,008	137,009
Taro Pharmaceutical Industries, Ltd.(b)	281	29,581
Teva Pharmaceutical Industries, Ltd.	26,075	936,997

		2,224,315

Italy – 1.3%
Assicurazioni Generali SpA	38,006	566,026
Atlantia SpA	12,145	285,149

See accompanying notes to financial statements.

58

State Street Global Equity ex-U.S. Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Shares	Value
COMMON STOCKS – (continued)
Italy – (continued)
Enel SpA	242,132	$1,069,568
Eni SpA	77,071	1,257,566
Ferrari NV	3,877	226,137
Intesa Sanpaolo SpA(a)	403,124	1,031,523
Intesa Sanpaolo SpA(a)	40,245	94,830
Leonardo-Finmeccanica SpA(b)	13,132	184,772
Luxottica Group SpA	5,059	272,669
Mediobanca SpA	18,912	154,692
Poste Italiane SpA(c)	17,493	116,332
Prysmian SpA	6,327	162,831
Saipem SpA(b)	236,317	133,352
Snam SpA	70,600	291,457
Telecom Italia SpA/Milano(a)(b)	202,573	146,787
Telecom Italia SpA/Milano(a)(b)	306,406	270,503
Terna Rete Elettrica Nazionale SpA	45,273	207,815
UniCredit SpA	171,675	495,057
UnipolSai SpA	47,138	100,929

		7,067,995

Japan – 16.9%
ABC-Mart, Inc.	1,500	85,137
Acom Co., Ltd.(b)	18,400	80,614
Aeon Co., Ltd.	19,500	276,864
AEON Financial Service Co., Ltd.	4,900	87,258
Aeon Mall Co., Ltd.	1,400	19,733
Air Water, Inc.	5,800	104,926
Aisin Seiki Co., Ltd.	5,800	252,120
Ajinomoto Co., Inc.	16,100	324,940
Alfresa Holdings Corp.	6,200	102,806
Alps Electric Co., Ltd.	6,300	152,645
Amada Holdings Co., Ltd.	11,600	129,790
ANA Holdings, Inc.	40,000	107,961
Aozora Bank, Ltd.	39,000	138,097
Asahi Glass Co., Ltd.	32,000	218,391
Asahi Group Holdings, Ltd.	11,300	357,500
Asahi Kasei Corp.	38,000	332,156
Asics Corp.	5,800	116,114
Astellas Pharma, Inc.	68,600	954,877
Bandai Namco Holdings, Inc.	6,300	174,197
Bank of Kyoto, Ltd.	6,000	44,652
Benesse Holdings, Inc.	3,000	82,822
Bridgestone Corp.	20,900	755,113
Brother Industries, Ltd.	5,700	103,068
Calbee, Inc.	3,100	97,278
Canon, Inc.	34,000	960,518
Casio Computer Co., Ltd.	8,700	123,300
Central Japan Railway Co.	4,400	725,443
Chiba Bank, Ltd.	19,000	116,800
Chubu Electric Power Co., Inc.	19,200	268,818
Chugai Pharmaceutical Co., Ltd.	6,800	195,602
Chugoku Bank, Ltd.	6,900	99,269
Chugoku Electric Power Co., Inc.	9,500	111,669
Concordia Financial Group, Ltd.	37,800	182,332
Credit Saison Co., Ltd.	5,900	105,065
CYBERDYNE, Inc.(b)	5,300	75,068
Dai Nippon Printing Co., Ltd.	17,000	168,346
Dai-ichi Life Holdings, Inc.	31,500	525,563
Daicel Corp.	6,600	72,997
Daiichi Sankyo Co., Ltd.	17,400	356,772
Daikin Industries, Ltd.	7,500	690,295
Daito Trust Construction Co., Ltd.	2,100	316,526
Daiwa House Industry Co., Ltd.	18,500	506,932
Daiwa House REIT Investment Corp.	39	98,842
Daiwa Securities Group, Inc.	49,000	302,608
DeNA Co., Ltd.	3,100	67,882
Denso Corp.	14,200	616,407
Dentsu, Inc.	6,400	301,796
Don Quijote Holdings Co., Ltd.	3,900	144,618
East Japan Railway Co.	10,500	909,247
Eisai Co., Ltd.	7,900	454,351
Electric Power Development Co., Ltd.	5,500	126,849
FamilyMart UNY Holdings Co., Ltd.	2,900	193,441
FANUC Corp.	6,200	1,053,312
Fast Retailing Co., Ltd.	1,700	609,688
Fuji Electric Co., Ltd.	22,000	114,305
Fuji Heavy Industries, Ltd.	18,900	773,274
FUJIFILM Holdings Corp.	13,600	517,135
Fujitsu, Ltd.	57,000	317,413
Fukuoka Financial Group, Inc.	28,000	124,594
Hachijuni Bank, Ltd.	16,800	97,659
Hakuhodo DY Holdings, Inc.	8,400	103,708
Hamamatsu Photonics KK	4,700	123,912
Hankyu Hanshin Holdings, Inc.	7,200	231,491
Hikari Tsushin, Inc.	1,000	93,368
Hino Motors, Ltd.	10,000	102,028
Hirose Electric Co., Ltd.	1,100	136,657
Hiroshima Bank, Ltd.	21,000	98,307
Hisamitsu Pharmaceutical Co., Inc.	2,100	105,329
Hitachi Chemical Co., Ltd.	4,200	105,257
Hitachi Construction Machinery Co., Ltd.	4,400	95,481
Hitachi High-Technologies Corp.	2,600	105,106
Hitachi Metals, Ltd.	8,400	114,079
Hitachi, Ltd.	154,000	834,466
Hokuriku Electric Power Co.	7,500	84,237
Honda Motor Co., Ltd.	51,300	1,502,032
Hoshizaki Corp.	1,600	126,892
Hoya Corp.	11,700	492,637
Hulic Co., Ltd.	10,400	92,645
Idemitsu Kosan Co., Ltd.	3,700	98,500
IHI Corp.(b)	48,000	125,108
Iida Group Holdings Co., Ltd.	5,700	108,346
Inpex Corp.	29,000	291,156
Isetan Mitsukoshi Holdings, Ltd.	9,100	98,307
Isuzu Motors, Ltd.	18,100	229,829
ITOCHU Corp.	46,200	614,759
J Front Retailing Co., Ltd.	8,800	118,832
Japan Airlines Co., Ltd.	4,400	128,829
Japan Airport Terminal Co., Ltd.	2,000	72,448
Japan Exchange Group, Inc.	16,100	230,523
Japan Post Bank Co., Ltd.	13,000	156,377
Japan Post Holdings Co., Ltd.	14,200	177,629
Japan Prime Realty Investment Corp.	28	110,550
Japan Real Estate Investment Corp.	40	218,459
Japan Retail Fund Investment Corp. REIT	79	160,255
Japan Tobacco, Inc.	33,200	1,094,190
JFE Holdings, Inc.	16,000	244,181
JGC Corp.	5,800	105,622
JSR Corp.	7,400	116,931
JTEKT Corp.	7,900	126,660
JX Holdings, Inc.	64,000	271,452

See accompanying notes to financial statements.

59

State Street Global Equity ex-U.S. Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Shares	Value
COMMON STOCKS – (continued)
Japan – (continued)
Kajima Corp.	28,000	$194,213
Kakaku.com, Inc.	5,100	84,566
Kamigumi Co., Ltd.	10,000	95,512
Kaneka Corp.	11,000	89,784
Kansai Electric Power Co., Inc.(b)	21,700	237,773
Kansai Paint Co., Ltd.	7,100	131,061
Kao Corp.	16,200	769,616
Kawasaki Heavy Industries, Ltd.	47,000	147,889
KDDI Corp.	57,800	1,466,619
Keihan Holdings Co., Ltd.	17,000	111,939
Keikyu Corp.	15,000	174,262
Keio Corp.	18,000	148,309
Keisei Electric Railway Co., Ltd.	4,500	109,457
Keyence Corp.	1,500	1,031,423
Kikkoman Corp.	5,000	160,329
Kintetsu Group Holdings Co., Ltd.	55,000	210,314
Kirin Holdings Co., Ltd.	23,800	388,011
Kobe Steel, Ltd.(b)	11,500	110,134
Koito Manufacturing Co., Ltd.	3,600	191,058
Komatsu, Ltd.	29,700	674,161
Konami Holdings Corp.	3,100	125,451
Konica Minolta, Inc.	15,400	153,294
Kose Corp.	1,300	108,227
Kubota Corp.	31,300	447,756
Kuraray Co., Ltd.	11,600	174,644
Kurita Water Industries, Ltd.	4,100	90,482
Kyocera Corp.	10,500	523,222
Kyowa Hakko Kirin Co., Ltd.	7,000	96,986
Kyushu Electric Power Co., Inc.	14,300	155,463
Kyushu Financial Group, Inc.	14,200	96,546
Lawson, Inc.	2,100	147,820
LINE Corp.(b)	2,000	68,762
Lion Corp.	7,000	115,231
LIXIL Group Corp.	8,600	195,691
M3, Inc.	5,900	148,973
Mabuchi Motor Co., Ltd.	1,900	99,370
Makita Corp.	3,400	228,251
Marubeni Corp.	50,000	284,134
Marui Group Co., Ltd.	7,500	109,766
Maruichi Steel Tube, Ltd.	2,600	84,820
Mazda Motor Corp.	17,300	283,599
McDonald’s Holdings Co., Japan, Ltd.	1,000	26,236
Mebuki Financial Group, Inc.	34,800	129,193
Medipal Holdings Corp.	7,000	110,610
MEIJI Holdings Co., Ltd.	3,600	282,728
Minebea Co., Ltd.	12,600	118,400
Miraca Holdings, Inc.	2,200	99,027
MISUMI Group, Inc.	8,100	133,617
Mitsubishi Chemical Holdings Corp.	41,700	271,004
Mitsubishi Corp.	45,800	977,768
Mitsubishi Electric Corp.	61,700	862,007
Mitsubishi Estate Co., Ltd.	38,000	758,306
Mitsubishi Gas Chemical Co., Inc.	7,100	121,443
Mitsubishi Heavy Industries, Ltd.	96,000	438,373
Mitsubishi Logistics Corp.	5,000	70,862
Mitsubishi Materials Corp.	4,000	123,119
Mitsubishi Motors Corp.	24,600	140,469
Mitsubishi Tanabe Pharma Corp.	7,400	145,481
Mitsubishi UFJ Financial Group, Inc.	398,800	2,462,518
Mitsubishi UFJ Lease & Finance Co., Ltd.	19,000	98,392
Mitsui & Co., Ltd.	54,700	753,658
Mitsui Chemicals, Inc.	31,000	139,538
Mitsui Fudosan Co., Ltd.	29,000	672,568
Mitsui OSK Lines, Ltd.	45,000	125,005
Mixi, Inc.	2,100	76,881
Mizuho Financial Group, Inc.	760,800	1,368,507
MS&AD Insurance Group Holdings, Inc.	14,700	456,748
Murata Manufacturing Co., Ltd.	6,100	818,494
Nabtesco Corp.	4,200	97,911
Nagoya Railroad Co., Ltd.	29,000	140,481
NEC Corp.	80,000	212,629
Nexon Co., Ltd.	7,200	104,572
NGK Insulators, Ltd.	8,300	161,325
NGK Spark Plug Co., Ltd.	6,300	140,330
NH Foods, Ltd.	5,000	135,251
Nidec Corp.	7,700	665,791
Nikon Corp.	10,900	169,806
Nintendo Co., Ltd.	3,500	736,400
Nippon Building Fund, Inc.	42	232,983
Nippon Electric Glass Co., Ltd.	17,000	92,116
Nippon Express Co., Ltd.	28,000	151,001
Nippon Paint Holdings Co., Ltd.	4,500	122,883
Nippon Prologis, Inc. REIT	52	106,510
Nippon Steel & Sumitomo Metal Corp.	25,100	561,030
Nippon Telegraph & Telephone Corp.	22,000	926,514
Nippon Yusen KK	57,000	106,049
Nissan Chemical Industries, Ltd.	3,600	120,530
Nissan Motor Co., Ltd.	71,800	723,633
Nisshin Seifun Group, Inc.	6,900	103,765
Nissin Foods Holdings Co., Ltd.	2,000	105,286
Nitori Holdings Co., Ltd.	2,400	274,909
Nitto Denko Corp.	4,900	376,800
NOK Corp.	4,000	81,142
Nomura Holdings, Inc.	116,800	690,075
Nomura Real Estate Holdings, Inc.	5,200	88,632
Nomura Real Estate Master Fund, Inc.	111	168,258
Nomura Research Institute, Ltd.	3,740	114,154
NSK, Ltd.	14,900	172,972
NTT Data Corp.	3,900	188,923
NTT DOCOMO, Inc.	42,000	958,940
Obayashi Corp.	19,900	190,580
Obic Co., Ltd.	2,200	96,386
Odakyu Electric Railway Co., Ltd.	9,000	178,480
Oji Holdings Corp.	29,000	118,352
Olympus Corp.	8,600	297,887
Omron Corp.	5,900	226,874
Ono Pharmaceutical Co., Ltd.	13,200	289,215
Oracle Corp. Japan	1,600	80,799
Oriental Land Co., Ltd.	6,300	356,821
ORIX Corp.	42,700	667,765
Osaka Gas Co., Ltd.	57,000	219,721
Otsuka Corp.	2,000	93,625
Otsuka Holdings Co., Ltd.	11,400	497,794
Panasonic Corp.	70,900	723,072
Park24 Co., Ltd.	3,500	95,126
Pola Orbis Holdings, Inc.	1,000	82,737
Rakuten, Inc.(b)	27,400	269,102
Recruit Holdings Co., Ltd.	11,500	462,426

See accompanying notes to financial statements.

60

State Street Global Equity ex-U.S. Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Shares	Value
COMMON STOCKS – (continued)
Japan – (continued)
Resona Holdings, Inc.	66,400	$341,294
Ricoh Co., Ltd.	21,000	177,888
Rinnai Corp.	900	72,765
Rohm Co., Ltd.	3,000	173,104
Ryohin Keikaku Co., Ltd.	800	157,140
Sankyo Co., Ltd.	600	19,420
Santen Pharmaceutical Co., Ltd.	11,600	142,221
SBI Holdings, Inc.	8,500	108,368
Secom Co., Ltd.	6,900	505,690
Sega Sammy Holdings, Inc.	7,300	108,841
Seibu Holdings, Inc.	6,100	109,621
Seiko Epson Corp.	9,000	190,980
Sekisui Chemical Co., Ltd.	12,900	206,161
Sekisui House, Ltd.	17,800	296,908
Seven & i Holdings Co., Ltd.	24,000	916,294
Seven Bank, Ltd.	8,100	23,265
Sharp Corp.(b)	42,000	97,226
Shimadzu Corp.	8,000	127,715
Shimamura Co., Ltd.	800	100,073
Shimano, Inc.	2,500	393,107
Shimizu Corp.	17,000	155,811
Shin-Etsu Chemical Co., Ltd.	12,400	963,954
Shinsei Bank, Ltd.	66,000	110,910
Shionogi & Co., Ltd.	8,600	412,838
Shiseido Co., Ltd.	11,200	284,093
Shizuoka Bank, Ltd.	18,000	151,550
Showa Shell Sekiyu KK	8,600	80,149
SMC Corp.	1,800	430,651
SoftBank Group Corp.	30,100	2,003,914
Sohgo Security Services Co., Ltd.	1,900	73,224
Sompo Holdings, Inc.	10,500	356,497
Sony Corp.	38,200	1,072,620
Sony Financial Holdings, Inc.	7,000	109,470
Stanley Electric Co., Ltd.	5,200	142,444
Start Today Co., Ltd.	6,700	115,980
Sumitomo Chemical Co., Ltd.	48,000	228,816
Sumitomo Corp.	34,700	409,224
Sumitomo Dainippon Pharma Co., Ltd.	5,700	98,230
Sumitomo Electric Industries, Ltd.	22,300	322,450
Sumitomo Heavy Industries, Ltd.	21,000	135,577
Sumitomo Metal Mining Co., Ltd.	13,000	167,968
Sumitomo Mitsui Financial Group, Inc.	42,300	1,617,508
Sumitomo Mitsui Trust Holdings, Inc.	9,800	351,467
Sumitomo Realty & Development Co., Ltd.	12,000	319,561
Sumitomo Rubber Industries, Ltd.	6,600	105,025
Sundrug Co., Ltd.	1,300	90,170
Suntory Beverage & Food, Ltd.	4,300	178,990
Suruga Bank, Ltd.	5,800	129,740
Suzuken Co., Ltd.	2,900	94,980
Suzuki Motor Corp.	10,900	384,469
Sysmex Corp.	4,600	267,004
T&D Holdings, Inc.	18,400	243,814
Taiheiyo Cement Corp.	41,000	130,064
Taisei Corp.	32,000	224,427
Taisho Pharmaceutical Holdings Co., Ltd.	1,200	99,799
Taiyo Nippon Sanso Corp.	1,600	18,574
Takashimaya Co., Ltd.	12,000	99,181
Takeda Pharmaceutical Co., Ltd.	22,700	941,008
TDK Corp.	3,800	261,945
Teijin, Ltd.	6,400	129,992
Terumo Corp.	9,800	362,558
THK Co., Ltd.	4,800	106,424
Tobu Railway Co., Ltd.	31,000	154,156
Toho Co., Ltd.	3,100	87,842
Toho Gas Co., Ltd.	13,000	105,997
Tohoku Electric Power Co., Inc.	14,200	179,821
Tokio Marine Holdings, Inc.	21,700	892,298
Tokyo Electric Power Co. Holdings, Inc.(b)	45,100	182,511
Tokyo Electron, Ltd.	5,100	482,955
Tokyo Gas Co., Ltd.	61,000	276,614
Tokyo Tatemono Co., Ltd.	8,100	108,546
Tokyu Corp.	32,000	235,675
Tokyu Fudosan Holdings Corp.	13,900	82,231
TonenGeneral Sekiyu KK	7,000	73,940
Toppan Printing Co., Ltd.	17,000	162,661
Toray Industries, Inc.	46,000	373,174
Toshiba Corp.(b)	118,000	286,413
TOTO, Ltd.	4,400	174,476
Toyo Seikan Group Holdings, Ltd.	5,600	104,764
Toyo Suisan Kaisha, Ltd.	3,000	108,930
Toyoda Gosei Co., Ltd.	800	18,753
Toyota Industries Corp.	5,000	238,779
Toyota Motor Corp.	83,100	4,900,431
Toyota Tsusho Corp.	6,800	177,528
Trend Micro, Inc.(b)	3,800	135,371
Tsuruha Holdings, Inc.	1,200	114,202
Unicharm Corp.	12,100	265,321
United Urban Investment Corp.	93	141,850
USS Co., Ltd.	7,400	118,136
West Japan Railway Co.	4,900	301,348
Yahoo! Japan Corp.	44,100	169,768
Yakult Honsha Co., Ltd.	2,400	111,527
Yamada Denki Co., Ltd.	23,400	126,394
Yamaguchi Financial Group, Inc.	8,000	87,315
Yamaha Corp.	5,400	165,285
Yamaha Motor Co., Ltd.	9,100	200,827
Yamato Holdings Co., Ltd.	10,900	222,093
Yamazaki Baking Co., Ltd.	4,600	89,054
Yaskawa Electric Corp.	8,700	135,608
Yokogawa Electric Corp.	8,200	119,026
Yokohama Rubber Co., Ltd.	4,700	84,462

		93,241,836

Jordan – 0.0%(d)
Hikma Pharmaceuticals PLC	4,596	107,504

Luxembourg – 0.2%
ArcelorMittal(b)	54,019	399,748
Eurofins Scientific SE	323	137,977
Millicom International Cellular SA SDR	2,207	94,576
RTL Group SA(b)	1,049	77,152
SES SA	10,961	241,916
Tenaris SA	14,458	258,785

		1,210,154

Macau – 0.0%(d)
MGM China Holdings, Ltd.	43,200	89,597
Wynn Macau, Ltd.	62,400	99,316

		188,913

See accompanying notes to financial statements.

61

State Street Global Equity ex-U.S. Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Shares	Value
COMMON STOCKS – (continued)
Malaysia – 0.5%
AirAsia Bhd	4,600	$2,348
Alliance Financial Group Bhd	9,200	7,629
AMMB Holdings Bhd	30,600	29,399
Astro Malaysia Holdings Bhd	13,200	7,650
Axiata Group Bhd	72,419	76,197
Berjaya Sports Toto Bhd	2,500	1,650
British American Tobacco Malaysia Bhd	2,800	27,838
CIMB Group Holdings Bhd	107,678	108,254
Dialog Group Bhd	31,000	10,642
DiGi.Com Bhd	113,800	122,527
Felda Global Ventures Holdings Bhd	4,700	1,624
Gamuda Bhd	28,816	30,705
Genting Bhd	71,700	127,864
Genting Malaysia Bhd	102,700	104,852
Genting Plantations Bhd	900	2,167
HAP Seng Consolidated Bhd	9,700	19,158
Hartalega Holdings Bhd	2,400	2,584
Hong Leong Bank Bhd	10,232	30,792
Hong Leong Financial Group Bhd	4,800	15,215
IHH Healthcare Bhd	92,000	130,227
IJM Corp. Bhd	126,600	90,308
IOI Corp. Bhd	38,000	37,271
IOI Properties Group Bhd	31,000	14,512
Kuala Lumpur Kepong Bhd	18,300	97,905
Lafarge Malaysia Bhd	3,500	5,610
Malayan Banking Bhd	106,575	194,809
Malaysia Airports Holdings Bhd	7,024	9,489
Maxis Bhd	73,400	97,845
MISC Bhd	16,700	27,362
Petronas Chemicals Group Bhd	79,100	123,076
Petronas Dagangan Bhd	2,100	11,141
Petronas Gas Bhd	23,000	109,206
PPB Group Bhd	7,800	27,576
Public Bank Bhd	78,500	345,078
RHB Capital Bhd	9,259	9,721
SapuraKencana Petroleum Bhd(b)	192,900	69,661
Sime Darby Bhd	83,135	150,110
Telekom Malaysia Bhd	14,103	18,705
Tenaga Nasional Bhd	98,400	304,895
UMW Holdings Bhd	4,900	4,992
Westports Holdings Bhd	8,800	8,435
YTL Corp. Bhd	80,400	27,780
YTL Power International Bhd	7,400	2,458

		2,647,267

Mexico – 0.8%
Alfa SAB de CV Class A	89,900	111,974
America Movil SAB de CV Series L	1,069,500	675,916
Arca Continental SAB de CV	16,700	87,417
Cemex SAB de CV(b)	414,796	333,826
Coca-Cola Femsa SAB de CV Series L	16,400	104,602
El Puerto de Liverpool SAB de CV Series C1	3,000	21,778
Fibra Uno Administracion SA de CV REIT	80,300	123,482
Fomento Economico Mexicano SAB de CV	60,300	461,847
Fresnillo PLC	6,919	104,389
Gentera SAB de CV	17,100	27,673
Gruma SAB de CV Class B	5,900	75,434
Grupo Aeroportuario del Pacifico SAB de CV Class B	11,900	98,428
Grupo Aeroportuario del Sureste SAB de CV Class B	7,800	112,982
Grupo Bimbo SAB de CV Series A	51,900	118,102
Grupo Carso SAB de CV Series A1	23,000	93,076
Grupo Financiero Banorte SAB de CV Series O	72,000	356,828
Grupo Financiero Inbursa SAB de CV Series O	76,700	116,978
Grupo Financiero Santander Mexico SAB de CV Class B	69,000	99,842
Grupo Lala SAB de CV	5,300	7,756
Grupo Mexico SAB de CV Series B	113,400	309,846
Grupo Televisa SAB Series CPO	70,700	296,712
Industrias Penoles SAB de CV	4,675	87,205
Infraestructura Energetica Nova SAB de CV	22,700	99,498
Kimberly-Clark de Mexico SAB de CV Class A	51,400	93,137
Mexichem SAB de CV	43,357	98,977
OHL Mexico SAB de CV	6,700	6,631
Promotora y Operadora de Infraestructura SAB de CV	7,200	60,462
Wal-Mart de Mexico SAB de CV	151,900	273,548

		4,458,346

Netherlands – 3.2%
ABN AMRO Group NV(c)	7,823	173,690
Aegon NV	57,580	317,509
AerCap Holdings NV(b)	5,255	218,661
Akzo Nobel NV	7,126	446,384
Altice NV Class A(b)	11,632	231,022
Altice NV Class B(b)	4,735	94,541
ASML Holding NV	11,144	1,253,578
Boskalis Westminster	3,079	107,137
EXOR NV	3,621	156,513
Gemalto NV	2,542	147,250
Heineken Holding NV	3,025	211,028
Heineken NV	7,490	562,959
ING Groep NV	121,889	1,718,880
Koninklijke Ahold Delhaize NV	40,947	865,073
Koninklijke DSM NV	5,299	318,356
Koninklijke KPN NV	99,331	294,821
Koninklijke Philips NV	30,230	924,668
Koninklijke Vopak NV	2,388	113,029
NN Group NV	9,683	328,812
NXP Semiconductors NV(b)	8,961	878,268
Randstad Holding NV	3,765	204,632
Royal Dutch Shell PLC Class A	134,829	3,736,036
Royal Dutch Shell PLC Class B	116,823	3,398,053
Steinhoff International Holdings NV	97,362	507,493
Wolters Kluwer NV	8,759	317,991

		17,526,384

New Zealand – 0.1%
Auckland International Airport, Ltd.	30,604	133,376
Contact Energy, Ltd.	26,423	85,859
Fletcher Building, Ltd.	22,342	165,138

See accompanying notes to financial statements.

62

State Street Global Equity ex-U.S. Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Shares	Value
COMMON STOCKS – (continued)
New Zealand – (continued)
Mercury NZ, Ltd.	5,946	$12,273
Meridian Energy, Ltd.	54,880	99,496
Ryman Healthcare, Ltd.	15,168	85,777
Spark New Zealand, Ltd.	58,415	138,899

		720,818

Norway – 0.5%
DNB ASA	28,617	426,876
Gjensidige Forsikring ASA	6,911	109,995
Marine Harvest ASA(b)	11,722	212,033
Norsk Hydro ASA	42,344	203,168
Orkla ASA	24,734	224,706
Schibsted ASA Class A	3,525	81,125
Schibsted ASA Class B	3,222	68,500
Statoil ASA	36,187	665,918
Telenor ASA	21,770	326,258
Yara International ASA	5,558	219,538

		2,538,117

Peru – 0.1%
Cia de Minas Buenaventura SAA ADR	3,600	40,608
Credicorp, Ltd.	2,000	315,720
Southern Copper Corp.	3,500	111,790

		468,118

Philippines – 0.2%
Aboitiz Equity Ventures, Inc.	73,760	105,048
Aboitiz Power Corp.	12,500	10,485
Alliance Global Group, Inc.	29,200	7,507
Ayala Corp.	7,980	117,262
Ayala Land, Inc.	226,900	146,056
Bank of the Philippine Islands	6,680	11,932
BDO Unibank, Inc.	54,230	122,287
DMCI Holdings, Inc.	33,730	8,997
Energy Development Corp.	79,600	8,246
Globe Telecom, Inc.	280	8,499
GT Capital Holdings, Inc.	1,210	30,912
International Container Terminal Services, Inc.	4,320	6,252
JG Summit Holdings, Inc.	90,600	123,291
Jollibee Foods Corp.	6,770	26,420
Megaworld Corp.	95,000	6,822
Metro Pacific Investments Corp.	165,000	22,105
Metropolitan Bank & Trust Co.	14,550	21,249
PLDT, Inc.	3,165	86,904
Robinsons Land Corp.	31,800	16,632
Security Bank Corp.	5,920	22,626
SM Investments Corp.	6,525	85,972
SM Prime Holdings, Inc.	261,800	149,299
Universal Robina Corp.	29,180	95,970

		1,240,773

Poland – 0.2%
Alior Bank SA(b)	1,059	13,748
Bank Handlowy w Warszawie SA	120	2,196
Bank Millennium SA(b)	5,244	6,520
Bank Pekao SA	4,293	129,377
Bank Zachodni WBK SA	1,284	97,201
CCC SA	294	14,336
Cyfrowy Polsat SA(b)	1,629	9,600
Eurocash SA	1,382	13,024
Grupa Azoty SA	626	9,398
Grupa Lotos SA(b)	338	3,097
KGHM Polska Miedz SA	5,578	123,579
LPP SA	19	25,824
mBank SA(b)	125	10,039
Orange Polska SA	5,574	7,358
PGE Polska Grupa Energetyczna SA	36,848	92,246
Polski Koncern Naftowy Orlen SA	10,194	208,310
Polskie Gornictwo Naftowe i Gazownictwo SA	74,980	101,128
Powszechna Kasa Oszczednosci Bank Polski SA(b)	27,679	186,591
Powszechny Zaklad Ubezpieczen SA	18,571	147,748
Synthos SA	1,938	2,117
Tauron Polska Energia SA(b)	21,367	14,588

		1,218,025

Portugal – 0.1%
EDP – Energias de Portugal SA	70,094	213,958
Galp Energia SGPS SA	14,227	212,934
Jeronimo Martins SGPS SA	8,311	129,212

		556,104

Qatar – 0.2%
Barwa Real Estate Co.	826	7,542
Commercial Bank QSC	2,112	18,850
Doha Bank QSC	1,603	15,364
Ezdan Holding Group QSC	26,021	107,974
Industries Qatar QSC	4,936	159,274
Masraf Al Rayan QSC	9,963	102,875
Ooredoo QSC	1,309	36,595
Qatar Electricity & Water Co. QSC	234	14,587
Qatar Gas Transport Co., Ltd.	2,813	17,837
Qatar Insurance Co. SAQ	1,400	32,603
Qatar Islamic Bank SAQ	1,177	33,583
Qatar National Bank SAQ	6,262	280,134

		827,218

Romania – 0.0%(d)
New Europe Property Investments PLC	9,180	106,736

Russia – 1.0%
AK Transneft OAO Preference Shares(b)	53	171,866
Alrosa PAO(b)	93,908	149,145
Gazprom PAO(b)	341,770	864,562
Lukoil PJSC(b)	11,660	657,172
Lukoil PJSC ADR	420	23,562
Magnit PJSC GDR	10,132	447,328
MMC Norilsk Nickel PJSC(b)	1,662	275,667
Mobile TeleSystems PJSC ADR	16,700	152,137
Moscow Exchange MICEX-RTS PJSC(b)	52,245	107,026
Novatek PJSC GDR	2,697	350,071
PhosAgro PJSC GDR	2,025	30,881
Rosneft PJSC(b)	36,030	237,657
Sberbank of Russia PJSC(b)	312,500	886,198
Severstal PAO(b)	8,250	126,675
Sistema PJSC FC GDR	2,473	22,257
Surgutneftegas OAO(b)	267,900	135,873

See accompanying notes to financial statements.

63

State Street Global Equity ex-U.S. Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Shares	Value
COMMON STOCKS – (continued)
Russia – (continued)
Surgutneftegas OAO Preference Shares(b)	223,700	$117,340
Tatneft PAO(b)	43,020	301,065
VTB Bank PJSC(b)	162,170,000	194,280

		5,250,762

Singapore – 0.9%
Ascendas REIT	72,375	113,720
CapitaLand Commercial Trust	90,400	92,609
CapitaLand Mall Trust REIT	82,000	106,991
CapitaLand, Ltd.	80,000	167,232
City Developments, Ltd.	16,200	92,847
ComfortDelGro Corp., Ltd.	69,000	117,969
DBS Group Holdings, Ltd.	52,163	626,086
Genting Singapore PLC	164,000	102,734
Global Logistic Properties, Ltd.	90,000	137,053
Golden Agri-Resources, Ltd.	309,500	92,119
Hutchison Port Holdings Trust	222,300	96,701
Jardine Cycle & Carriage, Ltd.	2,111	60,245
Keppel Corp., Ltd.	45,000	180,349
Oversea-Chinese Banking Corp., Ltd.	101,650	627,617
SATS, Ltd.	28,800	96,684
Sembcorp Industries, Ltd.	15,000	29,591
Singapore Airlines, Ltd.	18,000	120,482
Singapore Exchange, Ltd.	26,000	128,857
Singapore Press Holdings, Ltd.	51,000	124,614
Singapore Technologies Engineering, Ltd.	52,000	116,259
Singapore Telecommunications, Ltd.	257,200	649,810
StarHub, Ltd.	9,000	17,505
Suntec Real Estate Investment Trust	87,000	99,363
United Overseas Bank, Ltd.	41,940	592,217
UOL Group, Ltd.	21,340	88,480
Wilmar International, Ltd.	62,000	154,067

		4,832,201

South Africa – 1.6%
Anglo American Platinum, Ltd.(b)	458	8,856
AngloGold Ashanti, Ltd.(b)	12,132	135,364
Aspen Pharmacare Holdings, Ltd.	10,177	211,042
Barclays Africa Group, Ltd.	11,491	141,749
Bid Corp., Ltd.	9,924	177,906
Bidvest Group, Ltd.	10,954	145,186
Brait SE(b)	12,378	79,255
Capitec Bank Holdings, Ltd.	832	42,284
Coronation Fund Managers, Ltd.	1,931	9,954
Discovery, Ltd.	12,616	105,633
Exxaro Resources, Ltd.	1,216	7,958
FirstRand, Ltd.	98,518	383,049
Fortress Income Fund, Ltd.	34,720	82,084
Fortress Income Fund, Ltd. Class A	16,870	20,441
Foschini Group, Ltd.	8,805	102,460
Gold Fields, Ltd.	25,059	79,877
Growthpoint Properties, Ltd. REIT	69,869	132,278
Hyprop Investments, Ltd.	4,463	38,285
Impala Platinum Holdings, Ltd.(b)	24,519	76,632
Imperial Holdings, Ltd.	2,948	39,330
Investec PLC	24,410	161,669
Investec, Ltd.	4,815	31,953
Liberty Holdings, Ltd.	972	7,890
Life Healthcare Group Holdings, Ltd.	36,795	87,716
Massmart Holdings, Ltd.	923	8,515
Mediclinic International PLC(a)	9,227	87,904
Mediclinic International PLC(a)	2,421	23,015
MMI Holdings, Ltd.	17,750	30,620
Mondi PLC	11,209	230,748
Mondi, Ltd.	4,978	101,922
Mr. Price Group, Ltd.	8,235	96,080
MTN Group, Ltd.	54,310	501,082
Naspers, Ltd. Class N	13,740	2,023,663
Nedbank Group, Ltd.	7,202	125,412
Netcare, Ltd.	41,109	95,716
Pick n Pay Stores, Ltd.	16,148	75,243
Pioneer Foods Group, Ltd.	1,601	18,026
PSG Group, Ltd.	765	12,227
Rand Merchant Investment Holdings, Ltd.	10,911	31,756
Redefine Properties, Ltd. REIT	148,036	121,135
Remgro, Ltd.	15,818	258,004
Resilient REIT, Ltd.	11,867	99,284
RMB Holdings, Ltd.	24,890	120,855
Sanlam, Ltd.	43,625	200,659
Sappi, Ltd.(b)	20,656	135,869
Sasol, Ltd.	18,055	526,665
Shoprite Holdings, Ltd.	13,606	170,595
Sibanye Gold, Ltd.	19,869	36,890
SPAR Group, Ltd.	7,309	106,137
Standard Bank Group, Ltd.	37,708	418,442
Telkom SA SOC, Ltd.	13,170	71,258
Tiger Brands, Ltd.	5,305	154,332
Truworths International, Ltd.	16,502	96,140
Tsogo Sun Holdings, Ltd.	1,344	2,713
Vodacom Group, Ltd.	12,047	134,257
Woolworths Holdings, Ltd.	31,325	162,684

		8,586,699

South Korea – 2.9%
Amorepacific Corp.	936	249,151
Amorepacific Corp. Preference Shares	150	25,522
AMOREPACIFIC Group	926	101,969
BGF retail Co., Ltd.	220	14,900
BNK Financial Group, Inc.	10,927	78,528
Celltrion, Inc.(b)	2,424	215,547
Cheil Worldwide, Inc.	680	8,867
CJ CheilJedang Corp.	320	94,718
CJ Corp.	610	94,444
CJ E&M Corp.	257	15,086
CJ Korea Express Corp.(b)	100	14,820
Coway Co., Ltd.	1,750	127,939
Daelim Industrial Co., Ltd.	436	31,442
Daewoo Engineering & Construction Co., Ltd.(b)	380	1,598
DGB Financial Group, Inc.	2,699	21,832
Dongbu Insurance Co., Ltd.	1,790	92,627
Dongsuh Cos., Inc.	874	19,936
Doosan Heavy Industries & Construction Co., Ltd.	457	10,292

See accompanying notes to financial statements.

64

State Street Global Equity ex-U.S. Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Shares	Value
COMMON STOCKS – (continued)
South Korea – (continued)
E-MART, Inc.	761	$115,303
GS Engineering & Construction Corp.(b)	422	9,259
GS Holdings Corp.	759	33,997
GS Retail Co., Ltd.	360	14,188
Hana Financial Group, Inc.	9,160	237,001
Hankook Tire Co., Ltd.	2,490	119,573
Hanmi Pharm Co., Ltd.	70	17,706
Hanmi Science Co., Ltd.	172	8,701
Hanon Systems	8,270	70,526
Hanssem Co., Ltd.	80	13,181
Hanwha Chemical Corp.	1,630	33,334
Hanwha Corp.	620	17,992
Hanwha Life Insurance Co., Ltd.	1,840	9,948
Hotel Shilla Co., Ltd.	540	21,528
Hyosung Corp.	338	40,718
Hyundai Department Store Co., Ltd.	192	17,327
Hyundai Development Co-Engineering & Construction	880	32,750
Hyundai Engineering & Construction Co., Ltd.	1,336	47,343
Hyundai Glovis Co., Ltd.	725	92,741
Hyundai Heavy Industries Co., Ltd.(b)	1,387	167,088
Hyundai Marine & Fire Insurance Co., Ltd.	2,670	69,635
Hyundai Mobis Co., Ltd.	1,951	426,448
Hyundai Motor Co.	4,090	494,403
Hyundai Motor Co. Preference Shares(a)	377	29,872
Hyundai Motor Co. Preference Shares(a)	1,291	106,247
Hyundai Steel Co.	2,695	127,186
Hyundai Wia Corp.	139	8,401
Industrial Bank of Korea	4,680	49,210
Kakao Corp.	368	23,461
Kangwon Land, Inc.	3,830	113,365
KB Financial Group, Inc.	11,287	399,970
KCC Corp.	90	26,788
KEPCO Plant Service & Engineering Co., Ltd.	180	8,078
Kia Motors Corp.	7,797	253,380
Korea Aerospace Industries, Ltd.	1,920	106,508
Korea Electric Power Corp.	7,420	270,617
Korea Gas Corp.	340	13,639
Korea Investment Holdings Co., Ltd.	790	27,406
Korea Zinc Co., Ltd.	279	109,724
Korean Air Lines Co., Ltd.(b)	303	6,861
KT Corp.	110	2,678
KT&G Corp.	3,383	282,897
Kumho Petrochemical Co., Ltd.	118	8,011
LG Chem, Ltd.	1,363	294,538
LG Chem, Ltd. Preference Shares	93	13,821
LG Corp.	2,977	147,889
LG Display Co., Ltd.	7,240	188,523
LG Electronics, Inc.	3,362	143,632
LG Household & Health Care, Ltd.	278	197,256
LG Household & Health Care, Ltd. Preference Shares	50	23,307
LG Innotek Co., Ltd.	115	8,417
LG Uplus Corp.	3,380	32,043
Lotte Chemical Corp.	509	155,507
Lotte Chilsung Beverage Co., Ltd.	9	10,879
Lotte Confectionery Co., Ltd.	60	8,867
Lotte Shopping Co., Ltd.	183	33,561
Mirae Asset Daewoo Co., Ltd.	1,530	9,171
Mirae Asset Securities Co., Ltd.(f)	780	13,894
NAVER Corp.	797	511,405
NCSoft Corp.	581	119,057
NH Investment & Securities Co., Ltd.	1,200	9,588
OCI Co., Ltd.(b)	142	9,253
Orion Corp.	148	80,262
Ottogi Corp.	17	9,318
POSCO	2,012	428,954
Posco Daewoo Corp.	570	12,742
S-1 Corp.	162	11,763
S-Oil Corp.	1,579	110,731
Samsung C&T Corp.	2,261	234,936
Samsung Card Co., Ltd.	501	16,468
Samsung Electro-Mechanics Co., Ltd.	2,049	86,181
Samsung Electronics Co., Ltd.	2,980	4,446,067
Samsung Electronics Co., Ltd. Preference Shares	520	616,956
Samsung Fire & Marine Insurance Co., Ltd.	999	222,083
Samsung Heavy Industries Co., Ltd.(b)	11,059	84,696
Samsung Life Insurance Co., Ltd.	2,176	202,683
Samsung SDI Co., Ltd.	1,739	156,939
Samsung SDS Co., Ltd.	1,120	129,359
Samsung Securities Co., Ltd.	1,028	26,981
Shinhan Financial Group Co., Ltd.	12,280	460,068
Shinsegae, Inc.	84	12,240
SK Holdings Co., Ltd.	1,366	259,560
SK Hynix, Inc.	16,620	615,097
SK Innovation Co., Ltd.	1,938	235,070
SK Networks Co., Ltd.	410	2,349
SK Telecom Co., Ltd.	668	123,888
Woori Bank	11,370	120,026
Yuhan Corp.	133	21,968

		15,962,200

Spain – 2.1%
Abertis Infraestructuras SA	19,015	266,645
ACS Actividades de Construccion y Servicios SA	6,143	194,509
Aena SA(c)	2,002	273,770
Amadeus IT Group SA Class A	14,170	645,211
Banco Bilbao Vizcaya Argentaria SA	207,552	1,404,124
Banco de Sabadell SA	160,970	224,623
Banco Popular Espanol SA	107,122	103,722
Banco Santander SA	456,972	2,390,194
Bankia SA	165,279	169,273
Bankinter SA	21,774	169,031
CaixaBank SA	106,228	351,818
Distribuidora Internacional de Alimentacion SA	21,624	106,399
Enagas SA	6,934	176,441
Endesa SA	9,779	207,577
Ferrovial SA	14,630	262,250
Gas Natural SDG SA	10,670	201,562
Grifols SA	9,157	182,350
Iberdrola SA	164,206	1,079,706
Industria de Diseno Textil SA	33,013	1,129,228

See accompanying notes to financial statements.

65

State Street Global Equity ex-U.S. Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Shares	Value
COMMON STOCKS – (continued)
Spain – (continued)
Mapfre SA	30,119	$92,127
Red Electrica Corp. SA	12,792	241,851
Repsol SA	31,842	450,715
Telefonica SA	147,017	1,367,684
Zardoya Otis SA	2,192	18,565

		11,709,375

Sweden – 2.0%
Alfa Laval AB	9,415	156,284
Assa Abloy AB Class B	32,445	603,929
Atlas Copco AB Class A	21,651	661,356
Atlas Copco AB Class B	11,530	315,518
Boliden AB	8,522	223,167
Electrolux AB Series B	7,393	184,162
Getinge AB Class B	6,654	107,011
Hennes & Mauritz AB Class B	30,335	846,145
Hexagon AB Class B	7,633	273,489
Husqvarna AB Class B	11,288	88,034
ICA Gruppen AB	2,978	91,098
Industrivarden AB Class C	4,587	85,735
Investor AB Class B	14,811	555,131
Kinnevik AB Class B	7,332	176,186
L E Lundbergforetagen AB Class B	1,618	99,471
Lundin Petroleum AB(b)	6,690	145,883
Nordea Bank AB	96,395	1,074,875
Sandvik AB	31,213	387,216
Securitas AB Class B	9,964	157,281
Skandinaviska Enskilda Banken AB Class A	43,944	462,194
Skanska AB Class B	10,306	244,020
SKF AB Class B	12,239	225,795
Svenska Cellulosa AB SCA Class B	19,786	560,392
Svenska Handelsbanken AB Class A	49,024	683,182
Swedbank AB Class A	29,126	706,301
Swedish Match AB	5,995	191,241
Tele2 AB Class B	13,500	108,555
Telefonaktiebolaget LM Ericsson Class B	99,549	586,253
Telia Co. AB	75,389	304,640
Volvo AB Class B	49,996	585,560

		10,890,104

Switzerland – 6.3%
ABB, Ltd.(b)	59,465	1,256,760
Actelion, Ltd.(b)	2,925	634,587
Adecco Group AG	4,930	323,299
Aryzta AG(b)	2,990	131,944
Baloise Holding AG	1,566	197,686
Barry Callebaut AG(b)	50	61,298
Chocoladefabriken Lindt & Spruengli AG(a)	31	160,894
Chocoladefabriken Lindt & Spruengli AG(a)	3	182,713
Cie Financiere Richemont SA	16,558	1,098,871
Coca-Cola HBC AG(b)	6,055	132,429
Credit Suisse Group AG(b)	63,245	909,145
Dufry AG(b)	1,434	179,188
EMS-Chemie Holding AG	266	135,441
Galenica AG	123	139,053
Geberit AG	1,088	436,977
Givaudan SA	301	552,630
Glencore PLC(b)	370,463	1,269,604
Julius Baer Group, Ltd.(b)	6,646	295,763
Kuehne + Nagel International AG	1,633	216,266
LafargeHolcim, Ltd.(a)(b)	13,741	725,345
LafargeHolcim, Ltd.(a)(b)	852	44,856
Lonza Group AG(b)	1,574	273,032
Nestle SA	96,674	6,948,429
Novartis AG	69,466	5,064,624
Pargesa Holding SA	1,409	91,914
Partners Group Holding AG	523	245,586
Roche Holding AG	21,857	5,002,153
Schindler Holding AG(a)	1,326	234,318
Schindler Holding AG(a)	679	118,851
SGS SA	159	324,148
Sika AG	64	308,051
Sonova Holding AG	1,621	196,813
STMicroelectronics NV	22,096	251,120
Swatch Group AG(a)	917	285,742
Swatch Group AG(a)	1,911	117,046
Swiss Life Holding AG(b)	974	276,191
Swiss Prime Site AG(b)	2,149	176,238
Swiss Re AG	10,311	979,005
Swisscom AG	751	337,021
Syngenta AG	2,814	1,114,414
UBS Group AG	114,878	1,802,828
Wolseley PLC	7,362	451,386
Zurich Insurance Group AG(b)	4,551	1,255,572

		34,939,231

Taiwan – 2.6%
Acer, Inc.(b)	24,000	9,755
Advanced Semiconductor Engineering, Inc.	193,000	197,916
Advantech Co., Ltd.	12,000	94,759
Asia Cement Corp.	34,000	27,798
Asia Pacific Telecom Co., Ltd.(b)	7,000	2,248
Asustek Computer, Inc.	22,000	180,893
AU Optronics Corp.	302,000	110,571
Catcher Technology Co., Ltd.	21,000	145,955
Cathay Financial Holding Co., Ltd.	243,000	363,418
Chailease Holding Co., Ltd.	16,480	28,175
Chang Hwa Commercial Bank, Ltd.	195,624	104,097
Cheng Shin Rubber Industry Co., Ltd.	64,000	120,736
Chicony Electronics Co., Ltd.	4,030	9,378
China Airlines, Ltd.	23,000	6,637
China Development Financial Holding Corp.	480,000	120,041
China Life Insurance Co., Ltd.	130,376	129,652
China Steel Corp.	353,000	269,988
Chunghwa Telecom Co., Ltd.	109,000	343,278
Compal Electronics, Inc.	169,000	96,747
CTBC Financial Holding Co., Ltd.	522,009	285,875
Delta Electronics, Inc.	57,630	285,208
E.Sun Financial Holding Co., Ltd.	256,968	146,308
Eclat Textile Co., Ltd.	8,022	84,006
Eva Airways Corp.	16,800	7,611
Evergreen Marine Corp. Taiwan, Ltd.(b)	23,170	7,980
Far Eastern New Century Corp.	128,620	96,578
Far EasTone Telecommunications Co., Ltd.	53,000	119,225

See accompanying notes to financial statements.

66

State Street Global Equity ex-U.S. Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Shares	Value
COMMON STOCKS – (continued)
Taiwan – (continued)
Feng TAY Enterprise Co., Ltd.	2,273	$8,498
First Financial Holding Co., Ltd.	305,467	163,022
Formosa Chemicals & Fibre Corp.	97,000	289,835
Formosa Petrochemical Corp.	40,000	139,005
Formosa Plastics Corp.	122,000	337,659
Formosa Taffeta Co., Ltd.	3,000	2,746
Foxconn Technology Co., Ltd.	36,180	95,757
Fubon Financial Holding Co., Ltd.	200,000	316,485
Giant Manufacturing Co., Ltd.	4,000	22,712
Highwealth Construction Corp.	6,900	9,720
Hiwin Technologies Corp.	2,070	9,506
Hon Hai Precision Industry Co., Ltd.	467,650	1,221,761
Hotai Motor Co., Ltd.	9,000	103,044
HTC Corp.(b)	13,000	31,866
Hua Nan Financial Holdings Co., Ltd.	246,235	124,153
Innolux Corp.	310,000	111,577
Inventec Corp.	50,000	34,286
Largan Precision Co., Ltd.	3,000	352,788
Lite-On Technology Corp.	75,419	113,729
MediaTek, Inc.	44,000	295,572
Mega Financial Holding Co., Ltd.	325,601	232,363
Merida Industry Co., Ltd.	2,000	8,936
Micro-Star International Co., Ltd.	33,000	75,361
Nan Ya Plastics Corp.	141,000	311,496
Nanya Technology Corp.	18,000	26,976
Nien Made Enterprise Co., Ltd.	3,000	30,950
Novatek Microelectronics Corp.	24,000	79,307
OBI Pharma, Inc.(b)	1,000	8,843
Pegatron Corp.	53,000	126,625
Phison Electronics Corp.	2,000	15,855
Pou Chen Corp.	80,000	99,786
Powertech Technology, Inc.	9,000	24,295
President Chain Store Corp.	18,000	129,014
Quanta Computer, Inc.	85,000	159,034
Realtek Semiconductor Corp.	4,000	12,659
Ruentex Development Co., Ltd.(b)	8,280	9,454
Ruentex Industries, Ltd.	5,000	8,331
Shin Kong Financial Holding Co., Ltd.(b)	360,551	88,379
Siliconware Precision Industries Co., Ltd.	75,135	111,552
SinoPac Financial Holdings Co., Ltd.	274,641	77,376
Standard Foods Corp.	4,440	10,553
Synnex Technology International Corp.	70,550	71,143
TaiMed Biologics, Inc.(b)	4,000	20,665
Taishin Financial Holding Co., Ltd.	294,899	107,971
Taiwan Business Bank	64,119	16,214
Taiwan Cement Corp.	112,000	122,151
Taiwan Cooperative Financial Holding Co., Ltd.	271,084	118,177
Taiwan Fertilizer Co., Ltd.	7,000	8,720
Taiwan Mobile Co., Ltd.	52,000	167,799
Taiwan Semiconductor Manufacturing Co., Ltd.	767,000	4,319,417
Teco Electric and Machinery Co., Ltd.	90,000	77,911
Transcend Information, Inc.	1,000	2,644
Uni-President Enterprises Corp.	142,880	236,737
United Microelectronics Corp.	389,000	137,597
Vanguard International Semiconductor Corp.	39,000	68,007
Wistron Corp.	107,946	83,566
WPG Holdings, Ltd.	66,000	77,818
Yuanta Financial Holding Co., Ltd.	329,022	122,507
Yulon Motor Co., Ltd.	7,000	5,821
Zhen Ding Technology Holding, Ltd.	3,000	5,939

		14,596,503

Thailand – 0.5%
Advanced Info Service PCL(f)	33,000	135,463
Airports of Thailand PCL(f)	13,800	153,374
Bangkok Bank PCL NVDR	5,100	22,715
Bangkok Dusit Medical Services PCL(f)	148,200	95,598
Bangkok Expressway & Metro PCL(f)	94,400	19,639
BEC World PCL(f)	4,700	2,179
Berli Jucker PCL NVDR	55,900	78,440
BTS Group Holdings PCL(f)	118,600	28,316
Bumrungrad Hospital PCL(f)	16,400	82,892
Central Pattana PCL(f)	56,000	88,745
Charoen Pokphand Foods PCL(f)	108,500	89,380
CP ALL PCL(f)	149,900	261,620
Delta Electronics Thailand PCL(f)	5,400	12,290
Energy Absolute PCL(f)	14,513	12,057
Glow Energy PCL(f)	11,100	24,487
Home Product Center PCL(f)	68,100	19,397
Indorama Ventures PCL(f)	32,500	30,403
IRPC PCL(f)	207,000	27,746
Kasikornbank PCL NVDR	67,200	333,086
Krung Thai Bank PCL(f)	67,900	33,561
Minor International PCL(f)	94,050	93,891
PTT Exploration & Production PCL(f)	47,500	127,668
PTT Global Chemical PCL(f)	76,300	134,232
PTT PCL(f)	29,700	308,524
Robinson Department Store PCL(f)	12,700	22,520
Siam Cement PCL	20,500	285,084
Siam Cement PCL NVDR	5,300	73,409
Siam Commercial Bank PCL(f)	47,800	203,558
Thai Oil PCL(f)	16,600	33,492
Thai Union Group PCL(f)	43,700	25,627
TMB Bank PCL(f)	63,300	3,712
True Corp. PCL(f)	216,512	43,229

		2,906,334

Turkey – 0.2%
Akbank TAS	67,328	149,677
Anadolu Efes Biracilik Ve Malt Sanayii A/S	1,760	8,821
Arcelik A/S	4,778	28,796
BIM Birlesik Magazalar A/S	6,928	96,507
Coca-Cola Icecek A/S	648	6,098
Emlak Konut Gayrimenkul Yatirim Ortakligi A/S	30,919	26,282
Eregli Demir ve Celik Fabrikalari TAS	21,527	31,456
Ford Otomotiv Sanayi A/S	1,307	11,362
Haci Omer Sabanci Holding A/S	31,533	82,024
KOC Holding A/S	24,944	97,859
Petkim Petrokimya Holding A/S	11,722	12,330
TAV Havalimanlari Holding A/S	1,388	5,536
Tofas Turk Otomobil Fabrikasi A/S	2,262	15,845

See accompanying notes to financial statements.

67

State Street Global Equity ex-U.S. Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Shares	Value
COMMON STOCKS – (continued)
Turkey – (continued)
Tupras Turkiye Petrol Rafinerileri A/S	4,958	$99,721
Turk Hava Yollari AO(b)	4,688	6,677
Turk Telekomunikasyon A/S	4,204	6,310
Turkcell Iletisim Hizmetleri A/S(b)	31,741	87,979
Turkiye Garanti Bankasi A/S	70,750	153,262
Turkiye Halk Bankasi A/S	29,437	78,162
Turkiye Is Bankasi	62,875	92,589
Turkiye Sise ve Cam Fabrikalari A/S	6,184	6,733
Turkiye Vakiflar Bankasi TAO Class D	6,370	7,877
Ulker Biskuvi Sanayi A/S	1,307	6,004
Yapi ve Kredi Bankasi A/S(b)	7,385	7,201

		1,125,108

United Arab Emirates – 0.1%
Abu Dhabi Commercial Bank PJSC	31,787	59,716
Aldar Properties PJSC	47,482	34,000
DP World, Ltd.	2,228	39,012
Dubai Islamic Bank PJSC	10,495	15,916
Emaar Malls PJSC	24,972	17,813
Emaar Properties PJSC	108,028	209,709
Emirates Telecommunications Group Co. PJSC	51,533	263,775
First Gulf Bank PJSC	12,276	42,949
National Bank of Abu Dhabi PJSC	5,752	15,645

		698,535

United Kingdom – 11.2%
3i Group PLC	29,379	255,567
Aberdeen Asset Management PLC	30,660	97,478
Admiral Group PLC	6,596	148,907
Anglo American PLC(b)	45,258	648,707
Ashtead Group PLC	15,243	297,593
Associated British Foods PLC	10,306	349,565
AstraZeneca PLC	39,623	2,172,606
Auto Trader Group PLC(c)	32,164	162,551
Aviva PLC	130,071	781,753
Babcock International Group PLC	6,834	80,475
BAE Systems PLC	101,851	744,415
Barclays PLC	511,733	1,412,925
Barratt Developments PLC	31,500	179,980
Berkeley Group Holdings PLC	4,191	145,415
BP PLC	585,498	3,686,805
British American Tobacco PLC	58,164	3,321,487
British Land Co. PLC REIT	29,352	228,312
BT Group PLC	255,271	1,157,296
Bunzl PLC	9,854	256,794
Burberry Group PLC	13,482	249,386
Capita PLC	19,848	130,229
Carnival PLC	5,639	287,423
Centrica PLC	178,592	516,605
CNH Industrial NV	30,987	270,129
Cobham PLC	56,949	115,194
Coca-Cola European Partners PLC	6,516	206,320
Compass Group PLC	50,038	928,060
Croda International PLC	4,097	161,796
DCC PLC	2,666	198,972
Diageo PLC	78,954	2,058,505
Direct Line Insurance Group PLC	42,400	193,534
Dixons Carphone PLC	31,869	139,638
easyJet PLC	7,064	87,723
Fiat Chrysler Automobiles NV	27,877	254,779
G4S PLC	38,319	111,270
GKN PLC	52,798	216,400
GlaxoSmithKline PLC	152,242	2,938,399
Hammerson PLC	24,578	174,019
Hargreaves Lansdown PLC	8,477	127,057
HSBC Holdings PLC	618,848	5,023,178
IMI PLC	9,126	117,276
Imperial Brands PLC	30,284	1,325,618
Inmarsat PLC	14,395	133,671
InterContinental Hotels Group PLC	5,689	255,737
International Consolidated Airlines Group SA	26,079	141,082
Intertek Group PLC	4,876	209,731
Intu Properties PLC	22,733	79,017
ITV PLC	107,904	275,196
J Sainsbury PLC	56,697	174,654
Johnson Matthey PLC	5,819	228,794
Kingfisher PLC	67,231	291,008
Land Securities Group PLC REIT	23,143	304,840
Legal & General Group PLC	193,029	590,566
Lloyds Banking Group PLC	2,021,908	1,561,731
London Stock Exchange Group PLC	9,177	330,435
Marks & Spencer Group PLC	49,338	213,376
Meggitt PLC	21,015	119,085
Merlin Entertainments PLC(c)	23,016	127,580
National Grid PLC	118,793	1,396,820
NEX Group PLC	10,806	62,024
Next PLC	4,227	260,267
Old Mutual PLC	142,435	364,847
Pearson PLC	24,146	244,208
Persimmon PLC	9,480	208,040
Petrofac, Ltd.	10,300	110,599
Provident Financial PLC	4,673	164,507
Prudential PLC	81,155	1,632,043
Randgold Resources, Ltd.	2,734	216,716
Reckitt Benckiser Group PLC	19,883	1,691,781
RELX NV	32,385	546,188
RELX PLC	33,828	605,675
Rio Tinto PLC	38,967	1,520,804
Rio Tinto, Ltd.	13,742	596,040
Rolls-Royce Holdings PLC(b)	60,069	495,818
Royal Bank of Scotland Group PLC(b)	104,300	289,460
Royal Mail PLC	27,888	159,239
RSA Insurance Group PLC	31,206	225,960
Sage Group PLC	31,977	258,806
Schroders PLC	4,367	161,774
Segro PLC	25,077	141,949
Severn Trent PLC	7,102	194,993
Shire PLC	28,325	1,639,389
Sky PLC	30,045	367,910
Smith & Nephew PLC	25,668	387,260
Smiths Group PLC	12,169	212,918
SSE PLC	31,140	597,565
St James’s Place PLC	16,266	203,805
Standard Chartered PLC(b)	104,891	860,082
Standard Life PLC	59,564	273,793
Tate & Lyle PLC	12,645	110,545
Taylor Wimpey PLC	100,578	190,768
Tesco PLC(b)	263,588	673,715

See accompanying notes to financial statements.

68

State Street Global Equity ex-U.S. Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Shares	Value
COMMON STOCKS – (continued)
United Kingdom – (continued)
TP ICAP PLC	8,830	$47,276
Travis Perkins PLC	7,947	142,582
Unilever NV	51,059	2,106,518
Unilever PLC	40,378	1,642,729
United Utilities Group PLC	20,236	225,291
Vodafone Group PLC	834,244	2,060,120
Weir Group PLC	7,013	163,780
Whitbread PLC	5,423	253,027
William Hill PLC	20,508	73,539
Wm Morrison Supermarkets PLC	69,727	198,767
Worldpay Group PLC(c)	63,846	212,928
WPP PLC	39,398	884,067

		62,073,576

TOTAL COMMON STOCKS (Cost $537,456,972)		536,903,887

RIGHTS – 0.0%(d)
Qatar – 0.0%(d)
Commercial Bank QSC (expiring 1/22/17)(b)(f)	380	731

Spain – 0.0%(d)
Repsol SA (expiring 1/6/17)(b)	31,842	11,822

TOTAL RIGHTS (Cost $11,104)		12,553

SHORT-TERM INVESTMENT – 3.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.42%(g)(h) (Cost $16,717,694)	16,717,694	16,717,694

TOTAL INVESTMENTS – 100.2% (Cost $554,185,770)		553,634,134
Liabilities in Excess of Other Assets – (0.2)%		(934,290)

NET ASSETS – 100.0%		$552,699,844

(a)	Reflects separate holdings of the issuer’s common stock traded on different securities exchanges.

(b)	Non-income producing security.

(c)

Securities purchased pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 0.5% of net assets as of December 31, 2016, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(d)	Amount shown represents less than 0.05% of net assets.

(e)

Fair valued as determined in good faith by the Trust’s Oversight Committee in accordance with policy and procedures approved by the Board of Trustees. Security value is determined based on Level 3 inputs. As of December 31, 2016, total aggregate fair value of security is $0, representing 0.0% of the Portfolio’s net assets.

(f)

Fair valued as determined in good faith by the Trust’s Oversight Committee in accordance with procedures approved by the Board of Trustees. As of December 31, 2016, total aggregate fair value of securities is $2,128,225 representing 0.4% of net assets.

(g)	The rate shown is the annualized seven-day yield at December 31, 2016.

(h)

The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended December 31, 2016 are shown in the Affiliate Table below.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non Voting Depositary Receipt
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt

At December 31, 2016, open futures contracts purchased were as follows:

Futures Contracts	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
Mini MSCI Emerging Markets Index (long)	03/17/2017	147	$6,312,915	$(76,365)
Mini MSCI EAFE (long)	03/17/2017	36	3,016,080	725

Total unrealized appreciation/(depreciation) on open futures contracts purchased				$(75,640)

During the period ended December 31, 2016, average notional value related to futures contracts was $6,085,329 or 1% of net assets.

See accompanying notes to financial statements.

69

State Street Global Equity ex-U.S. Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of December 31, 2016.

Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs		Total
Assets:
Investments:
Common Stocks
Australia	$28,194,264	$–	$–		$28,194,264
Austria	785,193	–	–		785,193
Belgium	4,503,640	–	–		4,503,640
Brazil	8,719,945	–	–		8,719,945
Canada	37,883,300	–	–		37,883,300
Chile	1,688,023	–	–		1,688,023
China	31,729,968	–	–		31,729,968
Colombia	355,756	–	–		355,756
Czech Republic	238,009	–	–		238,009
Denmark	6,257,009	–	–		6,257,009
Egypt	145,560	–	–		145,560
Finland	3,708,536	–	–		3,708,536
France	37,541,971	–	–		37,541,971
Germany	35,385,799	–	–		35,385,799
Greece	444,120	–	–		444,120
Hong Kong	12,921,477	–	0	(a)	12,921,477
Hungary	374,034	–	–		374,034
India	10,288,991	–	–		10,288,991
Indonesia	3,184,730	–	–		3,184,730
Ireland	2,634,311	–	–		2,634,311
Israel	2,224,315	–	–		2,224,315
Italy	7,067,995	–	–		7,067,995
Japan	93,241,836	–	–		93,241,836
Jordan	107,504	–	–		107,504
Luxembourg	1,210,154	–	–		1,210,154
Macau	188,913	–	–		188,913
Malaysia	2,647,267	–	–		2,647,267
Mexico	4,458,346	–	–		4,458,346
Netherlands	17,526,384	–	–		17,526,384
New Zealand	720,818	–	–		720,818
Norway	2,538,117	–	–		2,538,117
Peru	468,118	–	–		468,118
Philippines	1,240,773	–	–		1,240,773
Poland	1,218,025	–	–		1,218,025
Portugal	556,104	–	–		556,104
Qatar	827,218	–	–		827,218
Romania	106,736	–	–		106,736
Russia	5,250,762	–	–		5,250,762
Singapore	4,832,201	–	–		4,832,201
South Africa	8,586,699	–	–		8,586,699
South Korea	15,948,306	13,894	–		15,962,200
Spain	11,709,375	–	–		11,709,375
Sweden	10,890,104	–	–		10,890,104
Switzerland	34,939,231	–	–		34,939,231
Taiwan	14,596,503	–	–		14,596,503
Thailand	792,734	2,113,600	–		2,906,334
Turkey	1,125,108	–	–		1,125,108
United Arab Emirates	698,535	–	–		698,535
United Kingdom	62,073,576	–	–		62,073,576

See accompanying notes to financial statements.

70

State Street Global Equity ex-U.S. Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Rights
Qatar	$–	$731	$–	$731
Spain	11,822	–	–	11,822
Short-Term Investment	16,717,694	–	–	16,717,694

Total Investments	$551,505,909	$2,128,225	$0	$553,634,134

Other Financial Instruments:
Futures Contracts(b)	725	–	–	725

Total Investments and Other Financial Instruments	$551,506,634	$2,128,225	$0	$553,634,859

Liabilities:
Other Financial Instruments:
Futures Contracts(b)	$(76,365)	$–	$–	$(76,365)

Total Other Financial Instruments	$(76,365)	$–	$–	$(76,365)

(a)	Fund held a Level 3 security that was valued at $0 at December 31, 2016.

(b)	Futures Contracts are valued at unrealized appreciation (depreciation).

Affiliate Table

	Number of shares held at 12/31/15	Value at 12/31/15	Shares purchased	Shares sold	Number of shares held at 12/31/16	Value at 12/31/16	Dividend income	Realized gain (loss)
State Street Institutional U.S. Government Money Market Fund, Premier Class	2,440,800	$2,440,800	373,323,120	359,046,226	16,717,694	$16,717,694	$13,190	$–

Total		$2,440,800				$16,717,694	$13,190	$–

See accompanying notes to financial statements.

71

State Street Small/Mid Cap Equity Index Portfolio

Portfolio Statistics (Unaudited)

Portfolio Composition*	December 31, 2016
Common Stocks	104.0%
Short-Term Investment	2.1
Rights	0.0 **
Liabilities in Excess of Other Assets	(6.1)
Total	100.0%

**	Less than 0.05% of net assets.

Top Five Sectors (excluding short-term investment)*	December 31, 2016
Real Estate Investment Trusts (REITs)	10.1%
Banks	7.9
Software	4.6
Insurance	4.5
Hotels, Restaurants & Leisure	4.2
Total	31.3%

*	As a percentage of net assets as of the date indicated. The Portfolio’s composition will vary over time.

72

State Street Small/Mid Cap Equity Index Portfolio

Schedule of Investments

December 31, 2016

Security Description	Shares	Value

COMMON STOCKS – 104.0%
Aerospace & Defense – 1.7%
AAR Corp.	1,260	$41,643
Aerojet Rocketdyne Holdings, Inc.(a)	2,000	35,900
Aerovironment, Inc.(a)	700	18,781
Astronics Corp.(a)	719	24,331
B/E Aerospace, Inc.	3,601	216,744
BWX Technologies, Inc.	3,295	130,811
Cubic Corp.	900	43,155
Curtiss-Wright Corp.	1,534	150,884
DigitalGlobe, Inc.(a)	2,300	65,895
Ducommun, Inc.(a)	300	7,668
Engility Holdings, Inc.(a)	600	20,220
Esterline Technologies Corp.(a)	1,100	98,120
HEICO Corp.	681	52,539
HEICO Corp. Class A	1,327	90,103
Hexcel Corp.	3,247	167,026
Huntington Ingalls Industries, Inc.	1,622	298,756
KEYW Holding Corp.(a)	1,200	14,148
KLX, Inc.(a)	1,843	83,138
Kratos Defense & Security Solutions, Inc.(a)	2,000	14,800
Mercury Systems, Inc.(a)	1,300	39,286
Moog, Inc. Class A(a)	1,154	75,795
National Presto Industries, Inc.	151	16,066
Orbital ATK, Inc.	2,094	183,707
Sparton Corp.(a)	300	7,155
Spirit AeroSystems Holdings, Inc. Class A	4,265	248,863
TASER International, Inc.(a)	1,792	43,438
Teledyne Technologies, Inc.(a)	1,250	153,750
Triumph Group, Inc.	1,745	46,243
Vectrus, Inc.(a)	400	9,540

		2,398,505

Air Freight & Logistics – 0.3%
Air Transport Services Group, Inc.(a)	1,700	27,132
Atlas Air Worldwide Holdings, Inc.(a)	882	45,996
Echo Global Logistics, Inc.(a)	1,000	25,050
Forward Air Corp.	1,000	47,380
Hub Group, Inc. Class A(a)	1,117	48,869
Park-Ohio Holdings Corp.	246	10,480
Radiant Logistics, Inc.(a)	2,100	8,190
XPO Logistics, Inc.(a)	3,400	146,744

		359,841

Airlines – 0.5%
Allegiant Travel Co.	451	75,046
Copa Holdings SA Class A	1,109	100,731
Hawaiian Holdings, Inc.(a)	1,845	105,165
JetBlue Airways Corp.(a)	11,236	251,911
SkyWest, Inc.	1,700	61,965
Spirit Airlines, Inc.(a)	2,558	148,006

		742,824

Auto Components – 1.1%
Adient PLC(a)	3,200	187,520
American Axle & Manufacturing Holdings, Inc.(a)	2,600	50,180
Cooper Tire & Rubber Co.	1,900	73,815

Cooper-Standard Holdings, Inc.(a)	529	54,688
Dana, Inc.	5,194	98,582
Dorman Products, Inc.(a)	899	65,681
Federal-Mogul Holdings Corp.(a)	1,000	10,310
Fox Factory Holding Corp.(a)	700	19,425
Gentex Corp.	9,966	196,231
Gentherm, Inc.(a)	1,254	42,448
Horizon Global Corp.(a)	574	13,776
LCI Industries	839	90,402
Lear Corp.	2,579	341,382
Metaldyne Performance Group, Inc.	500	11,475
Modine Manufacturing Co.(a)	1,583	23,587
Motorcar Parts of America, Inc.(a)	600	16,152
Spartan Motors, Inc.	1,100	10,175
Standard Motor Products, Inc.	708	37,680
Stoneridge, Inc.(a)	882	15,603
Strattec Security Corp.	119	4,796
Superior Industries International, Inc.	888	23,399
Tenneco, Inc.(a)	1,935	120,879
Tower International, Inc.	661	18,739
Unique Fabricating, Inc.	400	5,840
Visteon Corp.	1,178	94,640
Workhorse Group, Inc.(a)	400	2,824

		1,630,229

Automobiles – 0.8%
Tesla Motors, Inc.(a)	4,425	945,578
Thor Industries, Inc.	1,670	167,084
Winnebago Industries, Inc.	900	28,485

		1,141,147

Banks – 7.9%
1st Source Corp.	500	22,330
Access National Corp.	300	8,328
ACNB Corp.	200	6,250
Allegiance Bancshares, Inc.(a)	400	14,460
American National Bankshares, Inc.	300	10,440
Ameris Bancorp	1,200	52,320
Ames National Corp.	300	9,900
Arrow Financial Corp.	414	16,767
Associated Banc-Corp.	5,300	130,910
Atlantic Capital Bancshares, Inc.(a)	600	11,400
Banc of California, Inc.	1,600	27,760
BancFirst Corp.	276	25,682
Banco Latinoamericano de Comercio Exterior SA Class E	1,000	29,440
Bancorp, Inc.(a)	1,700	13,362
BancorpSouth, Inc.	2,970	92,218
Bank of Hawaii Corp.	1,549	137,381
Bank of Marin Bancorp	272	18,972
Bank of NT Butterfield & Son, Ltd.	400	12,576
Bank of the Ozarks, Inc.	3,154	165,869
BankUnited, Inc.	3,472	130,860
Bankwell Financial Group, Inc.	200	6,500
Banner Corp.	1,100	61,391
Bar Harbor Bankshares	239	11,312
Berkshire Hills Bancorp, Inc.	1,200	44,220
Blue Hills Bancorp, Inc.	826	15,487

See accompanying notes to financial statements.

73

State Street Small/Mid Cap Equity Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Shares	Value
COMMON STOCKS – (continued)
Banks – (continued)
BNC Bancorp	1,400	$44,660
BOK Financial Corp.	884	73,407
Boston Private Financial Holdings, Inc.	3,000	49,650
Bridge Bancorp, Inc.	600	22,740
Brookline Bancorp, Inc.	2,300	37,720
Bryn Mawr Bank Corp.	600	25,290
C&F Financial Corp.	100	4,985
Camden National Corp.	582	25,870
Capital Bank Financial Corp. Class A	865	33,951
Capital City Bank Group, Inc.	400	8,192
Cardinal Financial Corp.	1,100	36,069
Carolina Financial Corp.	300	9,237
Cascade Bancorp(a)	1,101	8,940
Cathay General Bancorp	2,554	97,129
CenterState Banks, Inc.	1,600	40,272
Central Pacific Financial Corp.	979	30,760
Central Valley Community Bancorp	300	5,988
Century Bancorp, Inc. Class A	136	8,160
Chemical Financial Corp.	2,345	127,029
Chemung Financial Corp.	200	7,270
CIT Group, Inc.	7,011	299,229
Citizens & Northern Corp.	400	10,480
City Holding Co.	549	37,112
CNB Financial Corp.	500	13,370
CoBiz Financial, Inc.	1,200	20,268
Codorus Valley Bancorp, Inc.	420	12,012
Columbia Banking System, Inc.	2,000	89,360
Commerce Bancshares, Inc.	3,119	180,295
Community Bank System, Inc.	1,500	92,685
Community Trust Bancorp, Inc.	500	24,800
ConnectOne Bancorp, Inc.	923	23,952
County Bancorp, Inc.	300	8,091
CU Bancorp(a)	500	17,900
Cullen/Frost Bankers, Inc.	1,926	169,931
Customers Bancorp, Inc.(a)	800	28,656
CVB Financial Corp.	3,600	82,548
Eagle Bancorp, Inc.(a)	1,100	67,045
East West Bancorp, Inc.	5,085	258,471
Enterprise Bancorp, Inc.	278	10,442
Enterprise Financial Services Corp.	700	30,100
Equity Bancshares, Inc. Class A(a)	200	6,728
Farmers Capital Bank Corp.	249	10,470
Farmers National Banc Corp.	800	11,360
FB Financial Corp.(a)	200	5,190
FCB Financial Holdings, Inc. Class A(a)	1,082	51,611
Fidelity Southern Corp.	700	16,569
Financial Institutions, Inc.	500	17,100
First BanCorp(a)	4,000	26,440
First Bancorp, Inc.	300	9,930
First Bancorp/Southern Pines	700	18,998
First Busey Corp.	1,033	31,796
First Business Financial Services, Inc.	300	7,116
First Citizens BancShares, Inc. Class A	255	90,525
First Commonwealth Financial Corp.	3,000	42,540
First Community Bancshares, Inc.	500	15,070
First Community Financial Partners, Inc.(a)	500	5,850
First Connecticut Bancorp, Inc.	500	11,325
First Financial Bancorp	2,100	59,745
First Financial Bankshares, Inc.	2,251	101,745
First Financial Corp.	400	21,120
First Financial Northwest, Inc.	300	5,922
First Foundation, Inc.(a)	400	11,400
First Hawaiian, Inc.	900	31,338
First Horizon National Corp.	8,115	162,381
First Internet Bancorp	200	6,400
First Interstate BancSystem, Inc. Class A	700	29,785
First Merchants Corp.	1,378	51,882
First Mid-Illinois Bancshares, Inc.	300	10,200
First Midwest Bancorp, Inc.	2,800	70,644
First NBC Bank Holding Co.(a)	500	3,650
First Northwest Bancorp(a)	400	6,240
First of Long Island Corp.	750	21,412
First Republic Bank	5,166	475,995
Flushing Financial Corp.	900	26,451
FNB Corp.	7,237	116,009
Franklin Financial Network, Inc.(a)	355	14,857
Fulton Financial Corp.	6,000	112,800
German American Bancorp, Inc.	543	28,567
Glacier Bancorp, Inc.	2,600	94,198
Great Southern Bancorp, Inc.	368	20,111
Great Western Bancorp, Inc.	2,100	91,539
Green Bancorp, Inc.(a)	700	10,640
Guaranty Bancorp	700	16,940
Hancock Holding Co.	2,700	116,370
Hanmi Financial Corp.	1,100	38,390
HarborOne Bancorp, Inc.(a)	500	9,670
Heartland Financial USA, Inc.	800	38,400
Heritage Commerce Corp.	900	12,987
Heritage Financial Corp.	1,000	25,750
Heritage Oaks Bancorp	800	9,864
Hilltop Holdings, Inc.	2,600	77,480
Home BancShares, Inc.	4,200	116,634
HomeTrust Bancshares, Inc.(a)	600	15,540
Hope Bancorp, Inc.	4,388	96,053
Horizon Bancorp	600	16,800
IBERIABANK Corp.	1,592	133,330
Independent Bank Corp.(b)	933	65,730
Independent Bank Corp.(b)	700	15,190
Independent Bank Group, Inc.	351	21,902
International Bancshares Corp.	1,952	79,642
Investors Bancorp, Inc.	10,500	146,475
Lakeland Bancorp, Inc.	1,300	25,350
Lakeland Financial Corp.	828	39,214
LCNB Corp.	300	6,975
LegacyTexas Financial Group, Inc.	1,548	66,657
Live Oak Bancshares, Inc.	700	12,950
Macatawa Bank Corp.	900	9,369
MainSource Financial Group, Inc.	770	26,488
MB Financial, Inc.	2,600	122,798
MBT Financial Corp.	600	6,810
Mercantile Bank Corp.	500	18,850
Merchants Bancshares, Inc.	251	13,604

See accompanying notes to financial statements.

74

State Street Small/Mid Cap Equity Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Shares	Value
COMMON STOCKS – (continued)
Banks – (continued)
Middleburg Financial Corp.	200	$6,950
Midland States Bancorp, Inc.	200	7,236
MidWestOne Financial Group, Inc.	251	9,438
MutualFirst Financial, Inc.	200	6,620
National Bank Holdings Corp. Class A	900	28,701
National Bankshares, Inc.	237	10,298
National Commerce Corp.(a)	263	9,770
NBT Bancorp, Inc.	1,500	62,820
Nicolet Bankshares, Inc.(a)	300	14,307
Northrim BanCorp, Inc.	300	9,480
OFG Bancorp	1,400	18,340
Old Line Bancshares, Inc.	400	9,592
Old National Bancorp	4,661	84,597
Old Second Bancorp, Inc.	1,000	11,050
Opus Bank	600	18,030
Orrstown Financial Services, Inc.	200	4,480
Pacific Continental Corp.	900	19,665
Pacific Mercantile Bancorp(a)	900	6,570
Pacific Premier Bancorp, Inc.(a)	900	31,815
PacWest Bancorp	4,179	227,505
Park National Corp.	459	54,924
Park Sterling Corp.	1,700	18,343
Peapack Gladstone Financial Corp.	500	15,440
Penns Woods Bancorp, Inc.	147	7,424
People’s Utah Bancorp	400	10,740
Peoples Bancorp, Inc.	500	16,230
Peoples Financial Services Corp.	239	11,639
Pinnacle Financial Partners, Inc.	1,488	103,118
Popular, Inc.	3,600	157,752
Preferred Bank	400	20,968
Premier Financial Bancorp, Inc.	330	6,633
PrivateBancorp, Inc.	2,772	150,215
Prosperity Bancshares, Inc.	2,374	170,406
QCR Holdings, Inc.	400	17,320
Renasant Corp.	1,461	61,683
Republic Bancorp, Inc. Class A	300	11,862
Republic First Bancorp, Inc.(a)	1,700	14,195
S&T Bancorp, Inc.	1,153	45,013
Sandy Spring Bancorp, Inc.	800	31,992
Seacoast Banking Corp. of Florida(a)	1,000	22,060
ServisFirst Bancshares, Inc.	1,600	59,904
Shore Bancshares, Inc.	400	6,100
Sierra Bancorp	400	10,636
Signature Bank(a)	1,840	276,368
Simmons First National Corp. Class A	1,000	62,150
South State Corp.	838	73,241
Southern First Bancshares, Inc.(a)	200	7,200
Southern National Bancorp of Virginia, Inc.	400	6,536
Southside Bancshares, Inc.	956	36,013
Southwest Bancorp, Inc.	600	17,400
State Bank Financial Corp.	1,200	32,232
Sterling Bancorp	4,600	107,640
Stock Yards Bancorp, Inc.	700	32,865
Stonegate Bank	400	16,692
Suffolk Bancorp	400	17,128
Summit Financial Group, Inc.	300	8,259
Sun Bancorp, Inc.	400	10,400
SVB Financial Group(a)	1,804	309,675
Synovus Financial Corp.	4,400	180,752
TCF Financial Corp.	5,500	107,745
Texas Capital Bancshares, Inc.(a)	1,746	136,886
Tompkins Financial Corp.	493	46,608
Towne Bank	1,900	63,175
TriCo Bancshares	676	23,106
TriState Capital Holdings, Inc.(a)	700	15,470
Triumph Bancorp, Inc.(a)	500	13,075
Trustmark Corp.	2,377	84,740
UMB Financial Corp.	1,628	125,551
Umpqua Holdings Corp.	7,887	148,118
Union Bankshares Corp.	1,500	53,610
Union Bankshares, Inc./Morrisville	100	4,545
United Bankshares, Inc.	2,251	104,109
United Community Banks, Inc.	2,385	70,644
Univest Corp. of Pennsylvania	844	26,080
Valley National Bancorp	8,600	100,104
Veritex Holdings, Inc.(a)	300	8,013
Washington Trust Bancorp, Inc.	513	28,754
WashingtonFirst Bankshares, Inc.	315	9,132
Webster Financial Corp.	3,200	173,696
WesBanco, Inc.	1,442	62,093
West Bancorp, Inc.	500	12,350
Westamerica Bancorporation	885	55,693
Western Alliance Bancorp(a)	3,296	160,548
Wintrust Financial Corp.	1,828	132,658
Xenith Bankshares, Inc.(a)	250	7,050
Yadkin Financial Corp.	1,700	58,242

		11,264,269

Beverages – 0.1%
Boston Beer Co., Inc. Class A(a)	291	49,426
Coca-Cola Bottling Co. Consolidated	148	26,470
Craft Brew Alliance, Inc.(a)	400	6,760
MGP Ingredients, Inc.	400	19,992
National Beverage Corp.	400	20,432
Primo Water Corp.(a)	700	8,596

		131,676

Biotechnology – 3.8%
ACADIA Pharmaceuticals, Inc.(a)	3,409	98,316
Acceleron Pharma, Inc.(a)	1,000	25,520
Achillion Pharmaceuticals, Inc.(a)	3,900	16,107
Acorda Therapeutics, Inc.(a)	1,500	28,200
Adamas Pharmaceuticals, Inc.(a)	600	10,140
Aduro Biotech, Inc.(a)	1,154	13,156
Advaxis, Inc.(a)	1,100	7,876
Adverum Biotechnologies, Inc.(a)	1,400	4,060
Aevi Genomic Medicine, Inc.(a)	1,300	6,734
Agenus, Inc.(a)	2,400	9,888
Agios Pharmaceuticals, Inc.(a)	1,068	44,568
Aimmune Therapeutics, Inc.(a)	900	18,405
Akebia Therapeutics, Inc.(a)	1,200	12,492
Alder Biopharmaceuticals, Inc.(a)	1,552	32,282
Alkermes PLC(a)	5,311	295,185
Alnylam Pharmaceuticals, Inc.(a)	2,609	97,681
AMAG Pharmaceuticals, Inc.(a)	1,200	41,760
Amicus Therapeutics, Inc.(a)	4,841	24,060

See accompanying notes to financial statements.

75

State Street Small/Mid Cap Equity Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Shares	Value
COMMON STOCKS – (continued)
Biotechnology – (continued)
Anavex Life Sciences Corp.(a)	1,100	$4,356
Anthera Pharmaceuticals, Inc.(a)	2,100	1,363
Applied Genetic Technologies Corp.(a)	387	3,618
Aptevo Therapeutics, Inc.(a)	550	1,342
Ardelyx, Inc.(a)	1,100	15,620
Arena Pharmaceuticals, Inc.(a)	8,200	11,644
Argos Therapeutics, Inc.(a)	500	2,450
ARIAD Pharmaceuticals, Inc.(a)	6,100	75,884
Array BioPharma, Inc.(a)	5,683	49,954
Arrowhead Pharmaceuticals, Inc.(a)	2,000	3,100
Asterias Biotherapeutics, Inc.(a)	800	3,680
Atara Biotherapeutics, Inc.(a)	800	11,360
Athersys, Inc.(a)	2,600	3,978
Audentes Therapeutics, Inc.(a)	200	3,654
Avexis, Inc.(a)	200	9,546
Axovant Sciences, Ltd.(a)	837	10,396
Bellicum Pharmaceuticals, Inc.(a)	682	9,289
BioCryst Pharmaceuticals, Inc.(a)	2,500	15,825
BioMarin Pharmaceutical, Inc.(a)	6,077	503,419
BioSpecifics Technologies Corp.(a)	226	12,588
BioTime, Inc.(a)	2,100	7,581
Bluebird Bio, Inc.(a)	1,448	89,342
Blueprint Medicines Corp.(a)	700	19,635
Cara Therapeutics, Inc.(a)	700	6,503
Celldex Therapeutics, Inc.(a)	3,200	11,328
Cellular Biomedicine Group, Inc.(a)	400	5,240
ChemoCentryx, Inc.(a)	800	5,920
Chimerix, Inc.(a)	1,397	6,426
Cidara Therapeutics, Inc.(a)	400	4,160
Clovis Oncology, Inc.(a)	1,080	47,974
Coherus Biosciences, Inc.(a)	1,000	28,150
Concert Pharmaceuticals, Inc.(a)	600	6,174
Curis, Inc.(a)	3,700	11,396
Cytokinetics, Inc.(a)	1,100	13,365
CytomX Therapeutics, Inc.(a)	676	7,429
CytRx Corp.(a)	657	245
Dimension Therapeutics, Inc.(a)	100	435
Dynavax Technologies Corp.(a)	1,338	5,285
Eagle Pharmaceuticals, Inc.(a)	305	24,199
Edge Therapeutics, Inc.(a)	800	10,000
Editas Medicine, Inc.(a)	300	4,869
Emergent BioSolutions, Inc.(a)	1,100	36,124
Enanta Pharmaceuticals, Inc.(a)	500	16,750
Epizyme, Inc.(a)	1,338	16,190
Esperion Therapeutics, Inc.(a)	500	6,260
Exact Sciences Corp.(a)	3,605	48,163
Exelixis, Inc.(a)	7,909	117,923
FibroGen, Inc.(a)	1,800	38,520
Five Prime Therapeutics, Inc.(a)	947	47,454
Flexion Therapeutics, Inc.(a)	900	17,118
Fortress Biotech, Inc.(a)	2,100	5,670
Foundation Medicine, Inc.(a)	500	8,850
Galena Biopharma, Inc.(a)	110	213
Genomic Health, Inc.(a)	600	17,634
Geron Corp.(a)	5,083	10,522
Global Blood Therapeutics, Inc.(a)	538	7,774
GlycoMimetics, Inc.(a)	400	2,440
Halozyme Therapeutics, Inc.(a)	3,652	36,082
Heron Therapeutics, Inc.(a)	1,017	13,323
Idera Pharmaceuticals, Inc.(a)	3,000	4,500
Ignyta, Inc.(a)	1,000	5,300
Immune Design Corp.(a)	500	2,750
ImmunoGen, Inc.(a)	3,700	7,548
Immunomedics, Inc.(a)	2,900	10,643
Incyte Corp.(a)	5,772	578,758
Infinity Pharmaceuticals, Inc.(a)	300	405
Inotek Pharmaceuticals Corp.(a)	600	3,660
Inovio Pharmaceuticals, Inc.(a)	2,211	15,344
Insmed, Inc.(a)	2,033	26,897
Insys Therapeutics, Inc.(a)	753	6,928
Intellia Therapeutics, Inc.(a)	400	5,244
Intercept Pharmaceuticals, Inc.(a)	574	62,365
Intrexon Corp.(a)	1,941	47,166
Invitae Corp.(a)	800	6,352
Ionis Pharmaceuticals, Inc.(a)	4,273	204,378
Ironwood Pharmaceuticals, Inc.(a)	4,500	68,805
Juno Therapeutics, Inc. (a)	2,202	41,508
Karyopharm Therapeutics, Inc.(a)	800	7,520
Keryx Biopharmaceuticals, Inc.(a)	2,603	15,254
Kite Pharma, Inc.(a)	1,373	61,565
La Jolla Pharmaceutical Co.(a)	500	8,765
Lexicon Pharmaceuticals, Inc.(a)	1,421	19,652
Ligand Pharmaceuticals, Inc.(a)	740	75,191
Lion Biotechnologies, Inc.(a)	2,100	14,595
Loxo Oncology, Inc.(a)	477	15,319
MacroGenics, Inc.(a)	1,100	22,484
MannKind Corp.(a)	10,900	6,940
MediciNova, Inc.(a)	1,000	6,030
Merrimack Pharmaceuticals, Inc.(a)	4,105	16,748
MiMedx Group, Inc.(a)	3,393	30,062
Minerva Neurosciences, Inc.(a)	800	9,400
Mirati Therapeutics, Inc.(a)	100	475
Momenta Pharmaceuticals, Inc.(a)	2,200	33,110
Myovant Sciences, Ltd.(a)	400	4,976
Myriad Genetics, Inc.(a)	2,351	39,191
NantKwest, Inc.(a)	200	1,144
Natera, Inc.(a)	900	10,539
Neurocrine Biosciences, Inc.(a)	2,985	115,519
NewLink Genetics Corp.(a)	758	7,792
Novavax, Inc.(a)	9,300	11,718
OncoMed Pharmaceuticals, Inc.(a)	600	4,626
Ophthotech Corp.(a)	1,054	5,091
OPKO Health, Inc.(a)	11,323	105,304
Organovo Holdings, Inc.(a)	2,900	9,831
Osiris Therapeutics, Inc.(a)	1,200	5,892
Otonomy, Inc.(a)	800	12,720
OvaScience, Inc.(a)	1,100	1,683
PDL BioPharma, Inc.	5,555	11,777
Pfenex, Inc.(a)	600	5,442
PharmAthene, Inc.(a)	2,100	6,825
Portola Pharmaceuticals, Inc.(a)	1,641	36,824
Progenics Pharmaceuticals, Inc.(a)	2,300	19,872
Protagonist Therapeutics, Inc.(a)	300	6,597
Proteostasis Therapeutics, Inc.(a)	200	2,452
Prothena Corp. PLC(a)	1,200	59,028
PTC Therapeutics, Inc.(a)	1,100	12,001
Puma Biotechnology, Inc.(a)	962	29,533
Ra Pharmaceuticals, Inc.(a)	300	4,557
Radius Health, Inc.(a)	1,115	42,403
REGENXBIO, Inc.(a)	700	12,985
Regulus Therapeutics, Inc.(a)	2,100	4,725

See accompanying notes to financial statements.

76

State Street Small/Mid Cap Equity Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Shares	Value
COMMON STOCKS – (continued)
Biotechnology – (continued)
Repligen Corp.(a)	1,300	$40,066
Retrophin, Inc.(a)	1,200	22,716
Rigel Pharmaceuticals, Inc.(a)	3,100	7,378
Sage Therapeutics, Inc.(a)	1,100	56,166
Sangamo BioSciences, Inc.(a)	2,300	7,015
Sarepta Therapeutics, Inc.(a)	1,682	46,137
Seattle Genetics, Inc.(a)	3,400	179,418
Selecta Biosciences, Inc.(a)	200	3,430
Seres Therapeutics, Inc.(a)	646	6,395
Sorrento Therapeutics, Inc.(a)	1,000	4,900
Spark Therapeutics, Inc.(a)	642	32,036
Spectrum Pharmaceuticals, Inc.(a)	2,600	11,518
Stemline Therapeutics, Inc.(a)	600	6,420
Syndax Pharmaceuticals, Inc.(a)	200	1,434
Synergy Pharmaceuticals, Inc.(a)	6,100	37,149
Synthetic Biologics, Inc.(a)	2,500	1,906
T2 Biosystems, Inc.(a)	100	526
TESARO, Inc.(a)	1,027	138,111
TG Therapeutics, Inc.(a)	1,200	5,580
Tobira Therapeutics, Inc.(a)(c)	200	2,748
Trevena, Inc.(a)	1,500	8,820
Trovagene, Inc.(a)	1,500	3,150
Ultragenyx Pharmaceutical, Inc.(a)	1,265	88,942
United Therapeutics Corp.(a)	1,545	221,599
Vanda Pharmaceuticals, Inc.(a)	1,200	19,140
Versartis, Inc.(a)	1,100	16,390
Vital Therapies, Inc.(a)	800	3,480
Voyager Therapeutics, Inc.(a)	400	5,096
XBiotech, Inc.(a)	600	6,072
Xencor, Inc.(a)	1,285	33,821
Zafgen, Inc.(a)	800	2,544
ZIOPHARM Oncology, Inc.(a)	4,100	21,935

		5,376,908

Building Products – 1.1%
AAON, Inc.	1,400	46,270
Advanced Drainage Systems, Inc.	1,200	24,720
American Woodmark Corp.(a)	516	38,829
AO Smith Corp.	5,116	242,243
Apogee Enterprises, Inc.	1,009	54,042
Armstrong Flooring, Inc.(a)	777	15,470
Armstrong World Industries, Inc.(a)	1,655	69,179
Builders FirstSource, Inc.(a)	2,800	30,716
Caesarstone, Ltd.(a)	827	23,694
Continental Building Products, Inc.(a)	1,200	27,720
CSW Industrials, Inc.(a)	437	16,104
Gibraltar Industries, Inc.(a)	1,100	45,815
Griffon Corp.	1,000	26,200
Insteel Industries, Inc.	600	21,384
Lennox International, Inc.	1,393	213,366
Masonite International Corp.(a)	1,093	71,919
NCI Building Systems, Inc.(a)	928	14,523
Owens Corning	4,036	208,096
Patrick Industries, Inc.(a)	500	38,150
PGT Innovations, Inc.(a)	1,600	18,320
Ply Gem Holdings, Inc.(a)	700	11,375
Quanex Building Products Corp.	1,168	23,710
Simpson Manufacturing Co., Inc.	1,400	61,250
Trex Co., Inc.(a)	1,000	64,400
Universal Forest Products, Inc.	700	71,526
USG Corp.(a)	3,000	86,640

		1,565,661

Capital Markets – 1.9%
Arlington Asset Investment Corp. Class A	800	11,856
Artisan Partners Asset Management, Inc. Class A	1,255	37,336
Associated Capital Group, Inc. Class A	233	7,654
B. Riley Financial, Inc.	300	5,535
BGC Partners, Inc. Class A	7,700	78,771
Calamos Asset Management, Inc. Class A	900	7,695
Cohen & Steers, Inc.	709	23,822
Cowen Group, Inc. Class A(a)	850	13,175
Diamond Hill Investment Group, Inc.	102	21,459
Donnelley Financial Solutions, Inc.(a)	912	20,958
Eaton Vance Corp.	3,852	161,322
Evercore Partners, Inc. Class A	1,343	92,264
FBR & Co.	400	5,200
Federated Investors, Inc. Class B	3,300	93,324
Financial Engines, Inc.	1,866	68,576
GAMCO Investors, Inc. Class A	133	4,108
Greenhill & Co., Inc.	917	25,401
Hennessy Advisors, Inc.	200	6,350
Houlihan Lokey, Inc.	400	12,448
Interactive Brokers Group, Inc. Class A	2,200	80,322
INTL. FCStone, Inc.(a)	500	19,800
Investment Technology Group, Inc.	1,100	21,714
Janus Capital Group, Inc.	5,000	66,350
KCG Holdings, Inc. Class A(a)	1,800	23,850
Ladenburg Thalmann Financial Services, Inc.(a)	3,400	8,296
Lazard, Ltd. Class A	4,502	184,987
Legg Mason, Inc.	3,800	113,658
LPL Financial Holdings, Inc.	3,150	110,912
Manning & Napier, Inc.	500	3,775
Moelis & Co. Class A	600	20,340
NorthStar Asset Management Group, Inc.	6,400	95,488
OM Asset Management PLC	1,300	18,850
Oppenheimer Holdings, Inc. Class A	500	9,300
Piper Jaffray Cos.(a)	500	36,250
PJT Partners, Inc. Class A	569	17,571
Pzena Investment Management, Inc.	800	8,888
Raymond James Financial, Inc.	4,438	307,420
Safeguard Scientifics, Inc.(a)	700	9,415
SEI Investments Co.	4,525	223,354
Silvercrest Asset Management Group, Inc. Class A	500	6,575
Stifel Financial Corp.(a)	2,254	112,587
TD Ameritrade Holding Corp.	8,787	383,113
Virtu Financial, Inc. Class A	800	12,760
Virtus Investment Partners, Inc.	201	23,728

See accompanying notes to financial statements.

77

State Street Small/Mid Cap Equity Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Shares	Value
COMMON STOCKS – (continued)
Capital Markets – (continued)
Waddell & Reed Financial, Inc. Class A	2,839	$55,389
Westwood Holdings Group, Inc.	280	16,797
Wins Finance Holdings, Inc.(a)	100	18,000
WisdomTree Investments, Inc.	3,900	43,446

		2,750,189

Chemicals – 2.7%
A Schulman, Inc.	990	33,115
AdvanSix, Inc.(a)	1,100	24,354
AgroFresh Solutions, Inc.(a)	700	1,855
American Vanguard Corp.	952	18,231
Ashland Global Holdings, Inc.	2,203	240,766
Axalta Coating Systems, Ltd.(a)	5,802	157,814
Balchem Corp.	1,100	92,312
Cabot Corp.	2,188	110,582
Calgon Carbon Corp.	1,700	28,900
Celanese Corp. Series A	5,246	413,070
Chase Corp.	273	22,809
Chemours Co.	6,400	141,376
Chemtura Corp.(a)	2,171	72,077
Codexis, Inc.(a)	1,100	5,060
Ferro Corp.(a)	2,809	40,253
Flotek Industries, Inc.(a)	1,900	17,841
FutureFuel Corp.	800	11,120
GCP Applied Technologies, Inc.(a)	2,497	66,795
Hawkins, Inc.	300	16,185
HB Fuller Co.	1,799	86,910
Huntsman Corp.	7,100	135,468
Ingevity Corp.(a)	1,538	84,375
Innophos Holdings, Inc.	700	36,582
Innospec, Inc.	817	55,964
KMG Chemicals, Inc.	300	11,667
Koppers Holdings, Inc.(a)	700	28,210
Kraton Corp.(a)	1,000	28,480
Kronos Worldwide, Inc.	800	9,552
LSB Industries, Inc.(a)	700	5,894
Minerals Technologies, Inc.	1,243	96,022
NewMarket Corp.	253	107,232
Olin Corp.	5,700	145,977
OMNOVA Solutions, Inc.(a)	1,400	14,000
Platform Specialty Products Corp.(a)	6,600	64,746
PolyOne Corp.	2,859	91,602
Quaker Chemical Corp.	426	54,502
Rayonier Advanced Materials, Inc.	1,400	21,644
RPM International, Inc.	4,585	246,811
Scotts Miracle-Gro Co. Class A	1,567	149,727
Sensient Technologies Corp.	1,533	120,463
Stepan Co.	682	55,569
TerraVia Holdings, Inc.(a)	2,600	2,990
Trecora Resources(a)	700	9,695
Tredegar Corp.	807	19,368
Trinseo SA	974	57,758
Tronox, Ltd. Class A	2,169	22,362
Valhi, Inc.	900	3,114
Valspar Corp.	2,785	288,554
Valvoline, Inc.	1,200	25,800
Westlake Chemical Corp.	1,380	77,266
WR Grace & Co.	2,476	167,477

		3,840,296

Commercial Services & Supplies – 1.7%
ABM Industries, Inc.	1,900	77,596
ACCO Brands Corp.(a)	3,916	51,104
Advanced Disposal Services, Inc.(a)	800	17,776
Aqua Metals, Inc.(a)	600	7,866
ARC Document Solutions, Inc.(a)	1,400	7,112
Brady Corp. Class A	1,600	60,080
Brink’s Co.	1,554	64,103
Casella Waste Systems, Inc. Class A(a)	1,300	16,133
CECO Environmental Corp.	956	13,336
Clean Harbors, Inc.(a)	1,844	102,619
Copart, Inc.(a)	3,438	190,500
Covanta Holding Corp.	4,100	63,960
Deluxe Corp.	1,681	120,376
Ennis, Inc.	900	15,615
Essendant, Inc.	1,249	26,104
G&K Services, Inc. Class A	691	66,647
Healthcare Services Group, Inc.	2,465	96,554
Heritage-Crystal Clean, Inc.(a)	400	6,280
Herman Miller, Inc.	2,100	71,820
HNI Corp.	1,589	88,857
InnerWorkings, Inc.(a)	1,300	12,805
Interface, Inc.	2,200	40,810
KAR Auction Services, Inc.	4,873	207,687
Kimball International, Inc. Class B	1,200	21,072
Knoll, Inc.	1,790	49,995
LSC Communications, Inc.	912	27,068
Matthews International Corp. Class A	1,131	86,917
McGrath RentCorp	800	31,352
Mobile Mini, Inc.	1,500	45,375
MSA Safety, Inc.	1,079	74,807
Multi-Color Corp.	521	40,430
NL Industries, Inc.(a)	600	4,890
Quad/Graphics, Inc.	1,000	26,880
Rollins, Inc.	3,363	113,602
RR Donnelley & Sons Co.	2,433	39,707
SP Plus Corp.(a)	600	16,890
Steelcase, Inc. Class A	2,900	51,910
Team, Inc.(a)	1,000	39,250
Tetra Tech, Inc.	2,000	86,300
TRC Cos., Inc.(a)	600	6,360
UniFirst Corp.	508	72,974
US Ecology, Inc.	796	39,123
Viad Corp.	654	28,841
VSE Corp.	280	10,875
West Corp.	1,473	36,472

		2,376,830

Communications Equipment – 1.7%
ADTRAN, Inc.	1,900	42,465
Aerohive Networks, Inc.(a)	1,200	6,840
Applied Optoelectronics, Inc.(a)	600	14,064
Arista Networks, Inc.(a)	1,435	138,865
ARRIS International PLC(a)	6,630	199,762
Bel Fuse, Inc. Class B	300	9,270
Black Box Corp.	500	7,625
Brocade Communications Systems, Inc.	14,181	177,121

See accompanying notes to financial statements.

78

State Street Small/Mid Cap Equity Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Shares	Value
COMMON STOCKS – (continued)
Communications Equipment – (continued)
CalAmp Corp.(a)	1,200	$17,400
Calix, Inc.(a)	1,400	10,780
Ciena Corp.(a)	4,900	119,609
Clearfield, Inc.(a)	400	8,280
CommScope Holding Co., Inc.(a)	4,534	168,665
Comtech Telecommunications Corp.	800	9,480
Digi International, Inc.(a)	900	12,375
EchoStar Corp. Class A(a)	1,621	83,303
EMCORE Corp.	1,300	11,310
Extreme Networks, Inc.(a)	3,500	17,605
Finisar Corp.(a)	3,800	115,026
Harmonic, Inc.(a)	2,600	13,000
Infinera Corp.(a)	4,700	39,903
InterDigital, Inc.	1,238	113,091
Ixia(a)	2,200	35,420
KVH Industries, Inc.(a)	766	9,039
Lumentum Holdings, Inc.(a)	1,800	69,570
NETGEAR, Inc.(a)	1,100	59,785
NetScout Systems, Inc.(a)	3,200	100,800
Oclaro, Inc.(a)	3,800	34,010
Palo Alto Networks, Inc.(a)	3,093	386,780
Plantronics, Inc.	1,148	62,864
Quantenna Communications, Inc.(a)	200	3,626
ShoreTel, Inc.(a)	2,290	16,374
Silicom, Ltd.	200	8,218
Sonus Networks, Inc.(a)	1,600	10,080
Ubiquiti Networks, Inc.(a)	900	52,020
ViaSat, Inc.(a)	1,811	119,924
Viavi Solutions, Inc.(a)	8,300	67,894

		2,372,243

Construction & Engineering – 0.8%
AECOM(a)	5,410	196,708
Aegion Corp.(a)	1,200	28,440
Ameresco, Inc. Class A(a)	1,200	6,600
Argan, Inc.	500	35,275
Chicago Bridge & Iron Co. NV	3,657	116,110
Comfort Systems USA, Inc.	1,243	41,392
Dycom Industries, Inc.(a)	1,038	83,341
EMCOR Group, Inc.	2,107	149,091
Granite Construction, Inc.	1,356	74,580
Great Lakes Dredge & Dock Corp.(a)	2,000	8,400
HC2 Holdings, Inc.(a)	1,100	6,523
IES Holdings, Inc.(a)	300	5,745
KBR, Inc.	5,000	83,450
Layne Christensen Co.(a)	600	6,522
MasTec, Inc.(a)	2,300	87,975
MYR Group, Inc.(a)	600	22,608
NV5 Global, Inc.(a)	200	6,680
Orion Group Holdings, Inc.(a)	900	8,955
Primoris Services Corp.	1,386	31,573
Tutor Perini Corp.(a)	1,300	36,400
Valmont Industries, Inc.	777	109,479

		1,145,847

Construction Materials – 0.2%
Eagle Materials, Inc.	1,682	165,727
Forterra, Inc.(a)	600	12,996
Headwaters, Inc.(a)	2,600	61,152
Summit Materials, Inc. Class A(a)	2,634	62,669
United States Lime & Minerals, Inc.	100	7,575
US Concrete, Inc.(a)	540	35,370

		345,489

Consumer Finance – 0.7%
Ally Financial, Inc.	15,761	299,774
Credit Acceptance Corp.(a)	284	61,773
Encore Capital Group, Inc.(a)	792	22,691
Enova International, Inc.(a)	900	11,295
EZCORP, Inc. Class A(a)	1,700	18,105
Firstcash, Inc.	1,678	78,866
Green Dot Corp. Class A(a)	1,400	32,970
LendingClub Corp.(a)	11,333	59,498
Nelnet, Inc. Class A	714	36,235
OneMain Holdings, Inc.(a)	1,862	41,225
PRA Group, Inc. (a)	1,614	63,107
Regional Management Corp.(a)	400	10,512
Santander Consumer USA Holdings, Inc.(a)	3,600	48,600
SLM Corp.(a)	14,900	164,198
World Acceptance Corp.(a)	185	11,892

		960,741

Containers & Packaging – 1.2%
AEP Industries, Inc.	121	14,048
AptarGroup, Inc.	2,184	160,415
Bemis Co., Inc.	3,340	159,719
Berry Plastics Group, Inc.(a)	4,222	205,738
Crown Holdings, Inc.(a)	4,752	249,813
Graphic Packaging Holding Co.	11,342	141,548
Greif, Inc. Class A	900	46,179
Greif, Inc. Class B	200	13,510
Multi Packaging Solutions International, Ltd.(a)	700	9,982
Myers Industries, Inc.	700	10,010
Owens-Illinois, Inc.(a)	5,800	100,978
Packaging Corp. of America	3,297	279,652
Silgan Holdings, Inc.	1,384	70,833
Sonoco Products Co.	3,495	184,186
UFP Technologies, Inc.(a)	200	5,090

		1,651,701

Distributors – 0.2%
Core-Mark Holding Co., Inc.	1,552	66,844
Pool Corp.	1,467	153,067
Weyco Group, Inc.	243	7,606

		227,517

Diversified Consumer Services – 0.8%
American Public Education, Inc.(a)	500	12,275
Apollo Education Group, Inc.(a)	2,904	28,749
Ascent Capital Group, Inc. Class A(a)	300	4,878
Bridgepoint Education, Inc.(a)	1,000	10,130
Bright Horizons Family Solutions, Inc.(a)	1,542	107,971
Cambium Learning Group, Inc.(a)	500	2,495
Capella Education Co.	400	35,120
Career Education Corp.(a)	2,200	22,198
Carriage Services, Inc.	500	14,320

See accompanying notes to financial statements.

79

State Street Small/Mid Cap Equity Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Shares	Value
COMMON STOCKS – (continued)
Diversified Consumer Services – (continued)
Chegg, Inc.(a)	2,700	$19,926
Collectors Universe, Inc.	400	8,492
DeVry Education Group, Inc.	2,300	71,760
Graham Holdings Co. Class B	147	75,257
Grand Canyon Education, Inc.(a)	1,606	93,871
Houghton Mifflin Harcourt Co.(a)	4,200	45,570
K12, Inc.(a)	1,100	18,876
Liberty Tax, Inc.	400	5,360
LifeLock, Inc.(a)	2,900	69,368
Regis Corp.(a)	1,207	17,525
Service Corp. International	6,600	187,440
ServiceMaster Global Holdings, Inc.(a)	4,770	179,686
Sotheby’s	1,800	71,748
Strayer Education, Inc.(a)	414	33,381
Weight Watchers International, Inc.(a)	900	10,305

		1,146,701

Diversified Financial Services – 0.9%
CBOE Holdings, Inc.	2,904	214,577
FactSet Research Systems, Inc.	1,403	229,292
FNFV Group(a)	2,200	30,140
GAIN Capital Holdings, Inc.	1,200	7,896
MarketAxess Holdings, Inc.	1,286	188,939
Marlin Business Services Corp.	400	8,360
Morningstar, Inc.	692	50,904
MSCI, Inc.	3,262	256,980
NewStar Financial, Inc.(a)	800	7,400
On Deck Capital, Inc.(a)	1,600	7,408
PICO Holdings, Inc.(a)	700	10,605
Tiptree Financial, Inc. Class A	900	5,535
Voya Financial, Inc.	7,150	280,423

		1,298,459

Diversified Telecommunication Services – 0.8%
8x8, Inc.(a)	3,000	42,900
ATN International, Inc.	399	31,972
Cincinnati Bell, Inc.(a)	1,413	31,581
Cogent Communications Holdings, Inc.	1,396	57,725
Consolidated Communications Holdings, Inc.	1,700	45,645
FairPoint Communications, Inc.(a)	700	13,090
General Communication, Inc. Class A(a)	1,000	19,450
Globalstar, Inc.(a)	12,500	19,750
Hawaiian Telcom Holdco, Inc.(a)	200	4,956
IDT Corp. Class B	600	11,124
Inteliquent, Inc.	1,100	25,212
Intelsat SA(a)	1,047	2,795
Iridium Communications, Inc.(a)	2,719	26,102
Lumos Networks Corp.(a)	600	9,372
ORBCOMM, Inc.(a)	2,200	18,194
pdvWireless, Inc.(a)	300	6,765
SBA Communications Corp. Class A(a)	4,462	460,746
Straight Path Communications, Inc. Class B(a)	300	10,173
Vonage Holdings Corp.(a)	6,400	43,840
Windstream Holdings, Inc.	3,258	23,881
Zayo Group Holdings, Inc.(a)	5,753	189,044

		1,094,317

Electric Utilities – 1.2%
ALLETE, Inc.	1,782	114,387
Avangrid, Inc.	2,100	79,548
El Paso Electric Co.	1,363	63,379
Empire District Electric Co.	1,500	51,135
Genie Energy, Ltd. Class B(a)	900	5,175
Great Plains Energy, Inc.	7,563	206,848
Hawaiian Electric Industries, Inc.	3,755	124,178
IDACORP, Inc.	1,784	143,701
MGE Energy, Inc.	1,262	82,409
OGE Energy Corp.	6,983	233,581
Otter Tail Corp.	1,276	52,061
PNM Resources, Inc.	2,851	97,789
Portland General Electric Co.	3,083	133,586
Spark Energy, Inc. Class A	100	3,030
Westar Energy, Inc.	5,014	282,539

		1,673,346

Electrical Equipment – 0.6%
Allied Motion Technologies, Inc.	362	7,743
American Superconductor Corp.(a)	700	5,159
Atkore International Group, Inc.(a)	400	9,564
AZZ, Inc.	940	60,066
Babcock & Wilcox Enterprises, Inc.(a)	1,487	24,670
Encore Wire Corp.	654	28,351
Energous Corp.(a)	500	8,425
EnerSys	1,580	123,398
FuelCell Energy, Inc.(a)	1,316	2,303
Generac Holdings, Inc.(a)	2,249	91,624
General Cable Corp.	1,600	30,480
Hubbell, Inc.	1,986	231,766
LSI Industries, Inc.	800	7,792
Plug Power, Inc.(a)	6,100	7,320
Powell Industries, Inc.	300	11,700
Power Solutions International, Inc.(a)	300	2,250
Preformed Line Products Co.	100	5,812
Regal Beloit Corp.	1,533	106,160
Sunrun, Inc.(a)	2,100	11,151
Thermon Group Holdings, Inc.(a)	1,100	20,999
TPI Composites, Inc.(a)	200	3,208
Vicor Corp.(a)	570	8,607

		808,548

Electronic Equipment, Instruments & Components – 2.8%
Agilysys, Inc.(a)	557	5,771
Anixter International, Inc.(a)	986	79,915
Arrow Electronics, Inc.(a)	3,212	229,016
Avnet, Inc.	4,530	215,673
AVX Corp.	1,600	25,008
Badger Meter, Inc.	1,076	39,758
Belden, Inc.	1,513	113,127
Benchmark Electronics, Inc.(a)	1,680	51,240
CDW Corp.	5,761	300,091
Cognex Corp.	2,866	182,335
Coherent, Inc.(a)	832	114,304
Control4 Corp.(a)	712	7,262
CTS Corp.	1,000	22,400

See accompanying notes to financial statements.

80

State Street Small/Mid Cap Equity Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Shares	Value
COMMON STOCKS – (continued)
Electronic Equipment, Instruments & Components – (continued)
Daktronics, Inc.	1,245	$13,322
Dolby Laboratories, Inc. Class A	1,779	80,393
Electro Scientific Industries, Inc.(a)	900	5,328
ePlus, Inc.(a)	212	24,422
Fabrinet(a)	1,200	48,360
FARO Technologies, Inc.(a)	600	21,600
Fitbit, Inc. Class A(a)	4,409	32,274
II-VI, Inc.(a)	2,084	61,791
Insight Enterprises, Inc.(a)	1,252	50,631
InvenSense, Inc.(a)	2,775	35,492
IPG Photonics Corp.(a)	1,296	127,928
Itron, Inc.(a)	1,150	72,278
Jabil Circuit, Inc.	6,500	153,855
Keysight Technologies, Inc.(a)	6,061	221,651
Kimball Electronics, Inc.(a)	944	17,181
Knowles Corp.(a)	2,968	49,595
Littelfuse, Inc.	755	114,586
Maxwell Technologies, Inc.(a)	1,100	5,632
Mesa Laboratories, Inc.	128	15,712
Methode Electronics, Inc.	1,249	51,646
MTS Systems Corp.	543	30,788
National Instruments Corp.	3,693	113,818
Novanta, Inc.(a)	1,100	23,100
OSI Systems, Inc.(a)	675	51,381
Park Electrochemical Corp.	600	11,190
PC Connection, Inc.	400	11,236
Plexus Corp.(a)	1,200	64,848
Radisys Corp.(a)	1,200	5,316
Rogers Corp.(a)	621	47,699
Sanmina Corp.(a)	2,510	91,992
ScanSource, Inc.(a)	909	36,678
SYNNEX Corp.	1,007	121,867
Systemax, Inc.	700	6,139
Tech Data Corp.(a)	1,239	104,919
Trimble, Inc.(a)	8,978	270,687
TTM Technologies, Inc.(a)	2,400	32,712
Universal Display Corp.(a)	1,484	83,549
VeriFone Systems, Inc.(a)	3,728	66,097
Vishay Intertechnology, Inc.	4,800	77,760
Vishay Precision Group, Inc.(a)	400	7,560
Zebra Technologies Corp. Class A(a)	1,878	161,057

		4,009,970

Energy Equipment & Services – 1.3%
Archrock, Inc.	2,300	30,360
Atwood Oceanics, Inc.	2,000	26,260
Bristow Group, Inc.	1,100	22,528
CARBO Ceramics, Inc.(a)	631	6,600
Dawson Geophysical Co.(a)	700	5,628
Diamond Offshore Drilling, Inc.	2,300	40,710
Dril-Quip, Inc.(a)	1,375	82,569
Ensco PLC Class A	10,700	104,004
Era Group, Inc.(a)	700	11,879
Exterran Corp.(a)	1,100	26,290
Fairmount Santrol Holdings, Inc.(a)	3,100	36,549
Forum Energy Technologies, Inc.(a)	2,039	44,858
Frank’s International NV	1,200	14,772
Geospace Technologies Corp.(a)	400	8,144
Helix Energy Solutions Group, Inc.(a)	3,809	33,595
Hornbeck Offshore Services, Inc.(a)	1,100	7,942
Independence Contract Drilling, Inc.(a)	1,500	10,050
Mammoth Energy Services, Inc.(a)	300	4,560
Matrix Service Co.(a)	900	20,430
McDermott International, Inc.(a)	8,900	65,771
Nabors Industries, Ltd.	9,687	158,867
Natural Gas Services Group, Inc.(a)	400	12,860
Newpark Resources, Inc.(a)	2,800	21,000
Noble Corp. PLC	8,200	48,544
Oceaneering International, Inc.	3,481	98,199
Oil States International, Inc.(a)	1,767	68,913
Parker Drilling Co.(a)	4,000	10,400
Patterson-UTI Energy, Inc.	5,000	134,600
PHI, Inc. NVDR(a)	400	7,208
Pioneer Energy Services Corp.(a)	2,600	17,810
RigNet, Inc.(a)	400	9,260
Rowan Cos. PLC Class A	4,312	81,454
RPC, Inc.	1,932	38,273
SEACOR Holdings, Inc.(a)	568	40,487
Seadrill, Ltd.(a)	12,683	43,249
Smart Sand, Inc.(a)	400	6,620
Superior Energy Services, Inc.	5,300	89,464
Tesco Corp.	1,600	13,200
TETRA Technologies, Inc.(a)	3,518	17,660
Tidewater, Inc.	1,600	5,456
Unit Corp.(a)	1,748	46,969
US Silica Holdings, Inc.	2,588	146,688
Weatherford International PLC(a)	33,936	169,340
Willbros Group, Inc.(a)	1,400	4,536

		1,894,556

Equity Real Estate Investment Trusts (reits) – 0.1%
CoreCivic, Inc. REIT	4,025	98,451
MedEquities Realty Trust, Inc. REIT	700	7,770
Quality Care Properties, Inc. REIT(a)	3,200	49,600

		155,821

Food & Staples Retailing – 0.7%
Andersons, Inc.	885	39,560
Casey’s General Stores, Inc.	1,372	163,103
Chefs’ Warehouse, Inc.(a)	600	9,480
Ingles Markets, Inc. Class A	500	24,050
Natural Grocers by Vitamin Cottage, Inc.(a)	300	3,567
Performance Food Group Co.(a)	1,257	30,168
PriceSmart, Inc.	691	57,698
Rite Aid Corp.(a)	36,110	297,546
Smart & Final Stores, Inc.(a)	795	11,210
SpartanNash Co.	1,300	51,402
Sprouts Farmers Market, Inc.(a)	4,875	92,235
SUPERVALU, Inc.(a)	8,900	41,563
United Natural Foods, Inc.(a)	1,748	83,415
US Foods Holding Corp.(a)	1,528	41,989
Village Super Market, Inc. Class A	269	8,312
Weis Markets, Inc.	315	21,055

		976,353

See accompanying notes to financial statements.

81

State Street Small/Mid Cap Equity Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Shares	Value
COMMON STOCKS – (continued)
Food Products – 2.1%
AdvancePierre Foods Holdings, Inc.	800	$23,824
Alico, Inc.	200	5,430
Amplify Snack Brands, Inc.(a)	947	8,343
B&G Foods, Inc.	2,300	100,740
Blue Buffalo Pet Products, Inc.(a)	2,192	52,696
Bunge, Ltd.	4,934	356,432
Cal-Maine Foods, Inc.	1,100	48,593
Calavo Growers, Inc.	542	33,279
Darling Ingredients, Inc.(a)	5,700	73,587
Dean Foods Co.	3,100	67,518
Farmer Brothers Co.(a)	250	9,175
Flowers Foods, Inc.	6,031	120,439
Fresh Del Monte Produce, Inc.	1,134	68,754
Freshpet, Inc.(a)	700	7,105
Hain Celestial Group, Inc.(a)	3,579	139,688
Ingredion, Inc.	2,601	325,021
Inventure Foods, Inc.(a)	600	5,910
J&J Snack Foods Corp.	505	67,382
John B Sanfilippo & Son, Inc.	278	19,568
Lamb Weston Holdings, Inc.(a)	5,100	193,035
Lancaster Colony Corp.	632	89,358
Landec Corp.(a)	900	12,420
Lifeway Foods, Inc.(a)	200	2,302
Limoneira Co.	400	8,604
Omega Protein Corp.(a)	771	19,314
Pilgrim’s Pride Corp.	2,000	37,980
Pinnacle Foods, Inc.	4,100	219,145
Post Holdings, Inc.(a)	2,326	186,987
Sanderson Farms, Inc.	673	63,424
Seaboard Corp.(a)	9	35,568
Seneca Foods Corp. Class A(a)	249	9,972
Snyder’s-Lance, Inc.	2,772	106,279
Tootsie Roll Industries, Inc.	606	24,089
TreeHouse Foods, Inc.(a)	1,939	139,976
WhiteWave Foods Co.(a)	6,162	342,607

		3,024,544

Gas Utilities – 1.0%
Atmos Energy Corp.	3,598	266,792
Chesapeake Utilities Corp.	538	36,019
Delta Natural Gas Co., Inc.	300	8,799
National Fuel Gas Co.	2,607	147,660
New Jersey Resources Corp.	3,103	110,156
Northwest Natural Gas Co.	960	57,408
ONE Gas, Inc.	1,787	114,297
South Jersey Industries, Inc.	2,785	93,827
Southwest Gas Corp.	1,659	127,113
Spire, Inc.	1,539	99,342
UGI Corp.	6,082	280,259
WGL Holdings, Inc.	1,783	136,007

		1,477,679

Health Care Equipment & Supplies – 2.8%
Abaxis, Inc.	800	42,216
Abiomed, Inc.(a)	1,402	157,977
Accuray, Inc.(a)	2,700	12,420
Alere, Inc.(a)	3,099	120,768
Align Technology, Inc.(a)	2,584	248,400
Analogic Corp.	412	34,175
AngioDynamics, Inc.(a)	900	15,183
Anika Therapeutics, Inc.(a)	447	21,885
AtriCure, Inc.(a)	1,100	21,527
Atrion Corp.	46	23,331
Avinger, Inc.(a)	600	2,220
AxoGen, Inc.(a)	800	7,200
Cantel Medical Corp.	1,240	97,650
Cardiovascular Systems, Inc.(a)	1,050	25,421
Cerus Corp.(a)	3,400	14,790
ConforMIS, Inc.(a)	1,200	9,720
CONMED Corp.	1,001	44,214
CryoLife, Inc.	1,100	21,065
Cutera, Inc.(a)	600	10,410
Cynosure, Inc. Class A(a)	826	37,666
DexCom, Inc.(a)	2,913	173,906
Endologix, Inc.(a)	2,723	15,576
Entellus Medical, Inc.(a)	300	5,691
Exactech, Inc.(a)	300	8,190
GenMark Diagnostics, Inc.(a)	1,800	22,032
Glaukos Corp.(a)	568	19,482
Globus Medical, Inc. Class A(a)	2,358	58,502
Haemonetics Corp.(a)	1,866	75,013
Halyard Health, Inc.(a)	1,600	59,168
Hill-Rom Holdings, Inc.	2,358	132,378
ICU Medical, Inc.(a)	494	72,791
IDEXX Laboratories, Inc.(a)	3,138	367,993
Inogen, Inc.(a)	600	40,302
Insulet Corp.(a)	2,000	75,360
Integer Holdings Corp.(a)	1,183	34,839
Integra LifeSciences Holdings Corp.(a)	1,077	92,396
Invacare Corp.	1,100	14,355
InVivo Therapeutics Holdings Corp.(a)	1,100	4,620
iRadimed Corp.(a)	100	1,110
iRhythm Technologies, Inc.(a)	200	6,000
IRIDEX Corp.(a)	300	4,218
K2M Group Holdings, Inc.(a)	900	18,036
LeMaitre Vascular, Inc.	500	12,670
Masimo Corp.(a)	1,430	96,382
Meridian Bioscience, Inc.	1,400	24,780
Merit Medical Systems, Inc.(a)	1,500	39,750
Natus Medical, Inc.(a)	1,134	39,463
Neogen Corp.(a)	1,241	81,906
Nevro Corp.(a)	846	61,470
Novocure, Ltd.(a)	1,655	12,992
NuVasive, Inc.(a)	1,780	119,901
NxStage Medical, Inc.(a)	2,200	57,662
OraSure Technologies, Inc.(a)	1,800	15,804
Orthofix International NV(a)	586	21,202
Oxford Immunotec Global PLC(a)	700	10,465
Penumbra, Inc.(a)	878	56,016
Quidel Corp.(a)	900	19,278
ResMed, Inc.	4,958	307,644
Rockwell Medical, Inc.(a)	1,600	10,480
RTI Surgical, Inc.(a)	1,900	6,175
Second Sight Medical Products, Inc.(a)	116	229
Senseonics Holdings, Inc.(a)	200	534
Spectranetics Corp.(a)	1,422	34,839
STAAR Surgical Co.(a)	1,300	14,105
Surmodics, Inc.(a)	400	10,160

See accompanying notes to financial statements.

82

State Street Small/Mid Cap Equity Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Shares	Value
COMMON STOCKS – (continued)
Health Care Equipment & Supplies – (continued)
Tandem Diabetes Care, Inc.(a)	600	$1,290
Teleflex, Inc.	1,531	246,721
TransEnterix, Inc.(a)	2,400	3,120
Utah Medical Products, Inc.	137	9,967
Vascular Solutions, Inc.(a)	600	33,660
Veracyte, Inc.(a)	500	3,870
West Pharmaceutical Services, Inc.	2,587	219,455
Wright Medical Group NV(a)	3,709	85,233
Zeltiq Aesthetics, Inc.(a)	1,200	52,224

		3,979,643

Health Care Providers & Services – 1.6%
AAC Holdings, Inc.(a)	300	2,172
Acadia Healthcare Co., Inc.(a)	2,499	82,717
Aceto Corp.	1,000	21,970
Addus HomeCare Corp.(a)	267	9,358
Adeptus Health, Inc. Class A(a)	468	3,576
Air Methods Corp.(a)	1,255	39,972
Almost Family, Inc.(a)	285	12,569
Amedisys, Inc.(a)	1,005	42,843
American Renal Associates Holdings, Inc.(a)	300	6,384
AMN Healthcare Services, Inc.(a)	1,648	63,366
BioScrip, Inc.(a)	3,300	3,432
BioTelemetry, Inc.(a)	900	20,115
Brookdale Senior Living, Inc.(a)	6,660	82,717
Capital Senior Living Corp.(a)	900	14,445
Chemed Corp.	559	89,669
Civitas Solutions, Inc.(a)	500	9,950
Community Health Systems, Inc.(a)	3,667	20,499
CorVel Corp.(a)	294	10,760
Cross Country Healthcare, Inc.(a)	1,100	17,171
Diplomat Pharmacy, Inc.(a)	1,563	19,694
Ensign Group, Inc.	1,570	34,870
Genesis Healthcare, Inc.(a)	1,300	5,525
HealthEquity, Inc.(a)	1,463	59,281
HealthSouth Corp.	3,100	127,844
Healthways, Inc.(a)	1,100	25,025
Kindred Healthcare, Inc.	2,800	21,980
Landauer, Inc.	300	14,430
LHC Group, Inc.(a)	500	22,850
LifePoint Health, Inc.(a)	1,412	80,202
Magellan Health, Inc.(a)	862	64,865
MEDNAX, Inc.(a)	3,279	218,578
Molina Healthcare, Inc.(a)	1,554	84,320
National HealthCare Corp.	400	30,316
National Research Corp. Class A	300	5,700
Nobilis Health Corp.(a)	1,900	3,990
Owens & Minor, Inc.	2,138	75,450
PharMerica Corp.(a)	1,000	25,150
Premier, Inc. Class A(a)	1,545	46,906
Providence Service Corp.(a)	400	15,220
Quorum Health Corp.(a)	966	7,023
RadNet, Inc.(a)	1,200	7,740
Select Medical Holdings Corp.(a)	3,600	47,700
Surgery Partners, Inc.(a)	600	9,510
Surgical Care Affiliates, Inc.(a)	909	42,059
Team Health Holdings, Inc.(a)	2,329	101,195
Teladoc, Inc.(a)	692	11,418
Tenet Healthcare Corp.(a)	2,769	41,092
Triple-S Management Corp. Class B(a)	789	16,332
Universal American Corp.(a)	1,900	18,905
US Physical Therapy, Inc.	400	28,080
VCA, Inc.(a)	2,791	191,602
WellCare Health Plans, Inc.(a)	1,629	223,303

		2,281,840

Health Care Technology – 0.5%
Allscripts Healthcare Solutions, Inc.(a)	6,500	66,365
athenahealth, Inc.(a)	1,372	144,293
Castlight Health, Inc. Class B(a)	1,400	6,930
Computer Programs & Systems, Inc.	413	9,747
Cotiviti Holdings, Inc.(a)	400	13,760
Evolent Health, Inc. Class A(a)	500	7,400
HealthStream, Inc.(a)	900	22,545
HMS Holdings Corp.(a)	2,941	53,408
Inovalon Holdings, Inc. Class A(a)	2,000	20,600
Medidata Solutions, Inc.(a)	1,959	97,303
NantHealth, Inc.(a)	200	1,988
Omnicell, Inc.(a)	1,264	42,850
Quality Systems, Inc.	1,700	22,355
Tabula Rasa HealthCare, Inc.(a)	400	5,992
Veeva Systems, Inc. Class A(a)	3,321	135,165
Vocera Communications, Inc.(a)	834	15,421

		666,122

Hotels, Restaurants & Leisure – 4.2%
Aramark	8,625	308,085
Belmond, Ltd. Class A(a)	2,800	37,380
Biglari Holdings, Inc.(a)	36	17,035
BJ’s Restaurants, Inc.(a)	800	31,440
Bloomin’ Brands, Inc.	3,900	70,317
Bob Evans Farms, Inc.	700	37,247
Bojangles’, Inc.(a)	300	5,595
Boyd Gaming Corp.(a)	2,800	56,476
Brinker International, Inc.	1,930	95,593
Buffalo Wild Wings, Inc.(a)	655	101,132
Caesars Acquisition Co. Class A(a)	1,600	21,600
Caesars Entertainment Corp.(a)	1,900	16,150
Carrols Restaurant Group, Inc.(a)	1,200	18,300
Century Casinos, Inc.(a)	700	5,761
Cheesecake Factory, Inc.	1,555	93,113
Choice Hotels International, Inc.	1,149	64,402
Churchill Downs, Inc.	456	68,605
Chuy’s Holdings, Inc.(a)	500	16,225
ClubCorp Holdings, Inc.	2,200	31,570
Cracker Barrel Old Country Store, Inc.	664	110,875
Dave & Buster’s Entertainment, Inc.(a)	1,348	75,892
Del Frisco’s Restaurant Group, Inc.(a)	800	13,600
Del Taco Restaurants, Inc.(a)	800	11,296
Denny’s Corp.(a)	2,500	32,075
DineEquity, Inc.	595	45,815
Domino’s Pizza, Inc.	1,739	276,918
Dunkin’ Brands Group, Inc.	3,280	172,003
El Pollo Loco Holdings, Inc.(a)	700	8,610
Eldorado Resorts, Inc.(a)	1,000	16,950

See accompanying notes to financial statements.

83

State Street Small/Mid Cap Equity Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Shares	Value
COMMON STOCKS – (continued)
Hotels, Restaurants & Leisure – (continued)
Empire Resorts, Inc.(a)	100	$2,275
Extended Stay America, Inc.	2,500	40,375
Fiesta Restaurant Group, Inc.(a)	899	26,835
Golden Entertainment, Inc.	300	3,633
Habit Restaurants, Inc. Class A(a)	500	8,625
Hilton Worldwide Holdings, Inc.	18,417	500,942
Hyatt Hotels Corp. Class A(a)	1,129	62,389
ILG, Inc.	3,999	72,662
International Game Technology PLC	3,400	86,768
International Speedway Corp. Class A	906	33,341
Intrawest Resorts Holdings, Inc.(a)	500	8,925
Isle of Capri Casinos, Inc.(a)	800	19,752
J Alexander’s Holdings, Inc.(a)	769	8,267
Jack in the Box, Inc.	1,123	125,372
Jamba, Inc.(a)	200	2,060
Kona Grill, Inc.(a)	300	3,765
La Quinta Holdings, Inc.(a)	2,800	39,788
Las Vegas Sands Corp.	12,903	689,149
Lindblad Expeditions Holdings, Inc.(a)	500	4,725
Luby’s, Inc.(a)	1,200	5,136
Marcus Corp.	600	18,900
Marriott Vacations Worldwide Corp.	768	65,165
MGM Resorts International(a)	16,795	484,200
Monarch Casino & Resort, Inc.(a)	400	10,312
Nathan’s Famous, Inc.(a)	100	6,490
Noodles & Co.(a)	100	410
Norwegian Cruise Line Holdings, Ltd.(a)	5,626	239,274
Panera Bread Co. Class A(a)	775	158,945
Papa John’s International, Inc.	988	84,553
Penn National Gaming, Inc.(a)	2,500	34,475
Pinnacle Entertainment, Inc.(a)	1,900	27,550
Planet Fitness, Inc. Class A	900	18,090
Popeyes Louisiana Kitchen, Inc.(a)	717	43,364
Potbelly Corp.(a)	800	10,320
Red Lion Hotels Corp.(a)	500	4,175
Red Robin Gourmet Burgers, Inc.(a)	436	24,590
Red Rock Resorts, Inc. Class A	986	22,865
Ruby Tuesday, Inc.(a)	2,000	6,460
Ruth’s Hospitality Group, Inc.	1,100	20,130
Scientific Games Corp. Class A(a)	1,700	23,800
SeaWorld Entertainment, Inc.	2,290	43,350
Shake Shack, Inc. Class A(a)	530	18,969
Six Flags Entertainment Corp.	2,488	149,181
Sonic Corp.	1,570	41,621
Speedway Motorsports, Inc.	400	8,668
Texas Roadhouse, Inc.	2,355	113,605
Vail Resorts, Inc.	1,362	219,704
Wendy’s Co.	7,327	99,061
Wingstop, Inc.	570	16,866
Yum China Holdings, Inc.(a)	12,400	323,888
Zoe’s Kitchen, Inc.(a)	600	14,394

		5,958,219

Household Durables – 1.0%
Bassett Furniture Industries, Inc.	300	9,120
Beazer Homes USA, Inc.(a)	1,100	14,630
CalAtlantic Group, Inc.	2,566	87,270
Cavco Industries, Inc.(a)	288	28,757
Century Communities, Inc.(a)	500	10,500
CSS Industries, Inc.	300	8,121
Ethan Allen Interiors, Inc.	800	29,480
Flexsteel Industries, Inc.	200	12,334
GoPro, Inc. Class A(a)	3,300	28,743
Green Brick Partners, Inc.(a)	800	8,040
Helen of Troy, Ltd.(a)	972	82,085
Hooker Furniture Corp.	400	15,180
Hovnanian Enterprises, Inc. Class A(a)	4,100	11,193
Installed Building Products, Inc.(a)	700	28,910
iRobot Corp.(a)	900	52,605
KB Home	2,800	44,268
La-Z-Boy, Inc.	1,833	56,915
LGI Homes, Inc.(a)	500	14,365
Libbey, Inc.	742	14,439
Lifetime Brands, Inc.	400	7,100
M/I Homes, Inc.(a)	800	20,144
MDC Holdings, Inc.	1,365	35,026
Meritage Homes Corp.(a)	1,458	50,738
NACCO Industries, Inc. Class A	141	12,768
New Home Co., Inc.(a)	400	4,684
NVR, Inc.(a)	122	203,618
Taylor Morrison Home Corp. Class A(a)	1,000	19,260
Tempur Sealy International, Inc.(a)	1,849	126,250
Toll Brothers, Inc.(a)	5,483	169,973
TopBuild Corp.(a)	1,452	51,691
TRI Pointe Group, Inc.(a)	5,383	61,797
Tupperware Brands Corp.	1,781	93,716
UCP, Inc. Class A(a)	300	3,615
Universal Electronics, Inc.(a)	539	34,792
WCI Communities, Inc.(a)	700	16,415
William Lyon Homes Class A(a)	800	15,224
ZAGG, Inc.(a)	900	6,390

		1,490,156

Household Products – 0.3%
Central Garden & Pet Co.(a)	300	9,927
Central Garden & Pet Co. Class A(a)	1,100	33,990
Energizer Holdings, Inc.	2,112	94,216
HRG Group, Inc.(a)	4,000	62,240
Oil-Dri Corp. of America	148	5,655
Orchids Paper Products Co.	260	6,807
Spectrum Brands Holdings, Inc.	860	105,204
WD-40 Co.	480	56,112

		374,151

Independent Power Producers & Energy Traders – 0.3%
Atlantic Power Corp.	4,100	10,250
Atlantica Yield PLC	2,000	38,700
Calpine Corp.(a)	12,754	145,778
Dynegy, Inc.(a)	4,484	37,935
NRG Yield, Inc. Class A	1,200	18,432
NRG Yield, Inc. Class C	2,100	33,180
Ormat Technologies, Inc.	1,342	71,958

See accompanying notes to financial statements.

84

State Street Small/Mid Cap Equity Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Shares	Value
COMMON STOCKS – (continued)
Independent Power Producers & Energy Traders – (continued)
Pattern Energy Group, Inc.	2,300	$43,677
TerraForm Global, Inc. Class A(a)	3,100	12,245
TerraForm Power, Inc. Class A(a)	3,100	39,711
Vivint Solar, Inc.(a)	100	255

		452,121

Industrial Conglomerates – 0.2%
Carlisle Cos., Inc.	2,251	248,263
Raven Industries, Inc.	1,200	30,240

		278,503

Insurance – 4.5%
Alleghany Corp.(a)	518	315,006
Allied World Assurance Co. Holdings AG	3,069	164,836
Ambac Financial Group, Inc.(a)	1,500	33,750
American Equity Investment Life Holding Co.	2,968	66,899
American Financial Group, Inc.	2,459	216,687
American National Insurance Co.	271	33,769
AMERISAFE, Inc.	681	42,460
AmTrust Financial Services, Inc.	3,070	84,057
Arch Capital Group, Ltd.(a)	4,046	349,129
Argo Group International Holdings, Ltd.	1,010	66,559
Aspen Insurance Holdings, Ltd.	2,088	114,840
Assured Guaranty, Ltd.	4,719	178,237
Atlas Financial Holdings, Inc.(a)	400	7,220
Axis Capital Holdings, Ltd.	3,216	209,908
Baldwin & Lyons, Inc. Class B	300	7,560
Blue Capital Reinsurance Holdings, Ltd.	300	5,535
Brown & Brown, Inc.	4,153	186,304
Citizens, Inc.(a)	1,600	15,712
CNA Financial Corp.	899	37,308
CNO Financial Group, Inc.	6,408	122,713
Crawford & Co. Class B	291	3,655
Donegal Group, Inc. Class A	300	5,244
eHealth, Inc.(a)	600	6,390
EMC Insurance Group, Inc.	300	9,003
Employers Holdings, Inc.	1,100	43,560
Endurance Specialty Holdings, Ltd.	2,324	214,738
Enstar Group, Ltd.(a)	383	75,719
Erie Indemnity Co. Class A	838	94,233
Everest Re Group, Ltd.	1,460	315,944
FBL Financial Group, Inc. Class A	378	29,541
Federated National Holding Co.	400	7,476
Fidelity & Guaranty Life	400	9,480
First American Financial Corp.	3,848	140,952
FNF Group	9,320	316,507
Genworth Financial, Inc. Class A(a)	17,400	66,294
Global Indemnity, Ltd.(a)	254	9,705
Greenlight Capital Re, Ltd. Class A(a)	1,000	22,800
Hallmark Financial Services, Inc.(a)	741	8,618
Hanover Insurance Group, Inc.	1,526	138,881
HCI Group, Inc.	245	9,673
Heritage Insurance Holdings, Inc.	900	14,103
Horace Mann Educators Corp.	1,400	59,920
Independence Holding Co.	200	3,910
Infinity Property & Casualty Corp.	367	32,259
Investors Title Co.	100	15,818
James River Group Holdings, Ltd.	500	20,775
Kemper Corp.	1,383	61,267
Kinsale Capital Group, Inc.	200	6,802
Maiden Holdings, Ltd.	2,400	41,880
Markel Corp.(a)	476	430,542
MBIA, Inc.(a)	4,400	47,080
Mercury General Corp.	937	56,417
National General Holdings Corp.	1,599	39,959
National Western Life Group, Inc. Class A	77	23,932
Navigators Group, Inc.	396	46,629
Old Republic International Corp.	8,422	160,018
OneBeacon Insurance Group, Ltd. Class A	700	11,235
Patriot National, Inc.(a)	100	465
Primerica, Inc.	1,677	115,964
ProAssurance Corp.	1,842	103,520
Reinsurance Group of America, Inc.	2,230	280,601
RenaissanceRe Holdings, Ltd.	1,473	200,652
RLI Corp.	1,305	82,385
Safety Insurance Group, Inc.	538	39,651
Selective Insurance Group, Inc.	2,000	86,100
State Auto Financial Corp.	500	13,405
State National Cos., Inc.	1,000	13,860
Stewart Information Services Corp.	749	34,514
Third Point Reinsurance, Ltd.(a)	2,200	25,410
Trupanion, Inc.(a)	469	7,279
United Fire Group, Inc.	798	39,238
United Insurance Holdings Corp.	600	9,084
Universal Insurance Holdings, Inc.	1,100	31,240
Validus Holdings, Ltd.	2,692	148,087
White Mountains Insurance Group, Ltd.	163	136,276
WMIH Corp.(a)	6,834	10,593
WR Berkley Corp.	3,367	223,939

		6,461,711

Internet & Catalog Retail – 0.7%
1-800-Flowers.com, Inc. Class A(a)	900	9,630
Blue Nile, Inc.	400	16,252
Duluth Holdings, Inc.(a)	299	7,595
Etsy, Inc.(a)	3,600	42,408
FTD Cos., Inc.(a)	600	14,304
Groupon, Inc.(a)	13,522	44,893
HSN, Inc.	1,110	38,073
Lands’ End, Inc.(a)	500	7,575
Liberty Expedia Holdings, Inc. Class A(a)	1,887	74,857
Liberty Interactive Corp. QVC Group Class A(a)	15,762	314,925
Liberty TripAdvisor Holdings, Inc. Class A(a)	2,400	36,120
Liberty Ventures Series A(a)	2,880	106,186
Nutrisystem, Inc.	951	32,952
Overstock.com, Inc.(a)	400	7,000
PetMed Express, Inc.	700	16,149
Shutterfly, Inc.(a)	1,251	62,775
Travelport Worldwide, Ltd.	4,100	57,810

See accompanying notes to financial statements.

85

State Street Small/Mid Cap Equity Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Shares	Value
COMMON STOCKS – (continued)
Internet & Catalog Retail – (continued)
Wayfair, Inc. Class A(a)	1,051	$36,837

		926,341

Internet Software & Services – 1.9%
2U, Inc.(a)	1,305	39,346
Actua Corp.(a)	1,200	16,800
Alarm.com Holdings, Inc.(a)	300	8,349
Amber Road, Inc.(a)	600	5,448
Angie’s List, Inc.(a)	1,335	10,987
Appfolio, Inc. Class A(a)	300	7,155
Apptio, Inc. Class A(a)	200	3,706
Autobytel, Inc.(a)	300	4,035
Bankrate, Inc.(a)	1,600	17,680
Bazaarvoice, Inc.(a)	2,800	13,580
Benefitfocus, Inc.(a)	441	13,098
Blucora, Inc.(a)	1,300	19,175
Box, Inc. Class A(a)	1,665	23,077
Brightcove, Inc.(a)	1,026	8,259
Carbonite, Inc.(a)	600	9,840
Care.com, Inc.(a)	800	6,856
ChannelAdvisor Corp.(a)	800	11,480
Cimpress NV(a)	865	79,243
CommerceHub, Inc. Series A(a)	446	6,694
CommerceHub, Inc. Series C(a)	893	13,422
comScore, Inc.(a)	1,659	52,391
Cornerstone OnDemand, Inc.(a)	1,751	74,085
CoStar Group, Inc.(a)	1,122	211,486
Coupa Software, Inc.(a)	300	7,503
DHI Group, Inc.(a)	1,700	10,625
EarthLink Holdings Corp.	3,500	19,740
Endurance International Group Holdings, Inc.(a)	2,035	18,926
Envestnet, Inc.(a)	1,452	51,183
Five9, Inc.(a)	1,127	15,992
Global Sources, Ltd.(a)	300	2,655
GoDaddy, Inc. Class A(a)	1,753	61,267
Gogo, Inc.(a)	1,910	17,610
GrubHub, Inc.(a)	2,952	111,054
GTT Communications, Inc.(a)	895	25,731
Hortonworks, Inc.(a)	1,378	11,451
IAC/InterActiveCorp	2,511	162,688
Instructure, Inc.(a)	400	7,820
Intralinks Holdings, Inc.(a)	1,400	18,928
j2 Global, Inc.	1,664	136,115
Limelight Networks, Inc.(a)	2,400	6,048
Liquidity Services, Inc.(a)	800	7,800
LivePerson, Inc.(a)	1,800	13,590
LogMeIn, Inc.	860	83,033
Marchex, Inc. Class B(a)	2,000	5,300
Match Group, Inc.(a)	1,000	17,100
MeetMe, Inc.(a)	1,400	6,902
MINDBODY, Inc. Class A(a)	500	10,650
New Relic, Inc.(a)	731	20,651
NIC, Inc.	2,200	52,580
Numerex Corp. Class A(a)	800	5,920
Nutanix, Inc. Class A(a)	500	13,280
Pandora Media, Inc.(a)	7,835	102,168
Q2 Holdings, Inc.(a)	900	25,965
QuinStreet, Inc.(a)	1,200	4,512
Quotient Technology, Inc.(a)	2,100	22,575
RealNetworks, Inc.(a)	1,400	6,804
Reis, Inc.	300	6,675
RetailMeNot, Inc.(a)	1,300	12,090
Rightside Group, Ltd.(a)	400	3,308
Shutterstock, Inc.(a)	650	30,888
SPS Commerce, Inc.(a)	551	38,509
Stamps.com, Inc.(a)	557	63,860
TechTarget, Inc.(a)	500	4,265
Trade Desk Inc Class A(a)	200	5,534
TrueCar, Inc.(a)	1,866	23,325
Twilio, Inc. Class A(a)	700	20,195
Twitter, Inc.(a)	22,486	366,522
Web.com Group, Inc.(a)	1,400	29,610
WebMD Health Corp.(a)	1,298	64,342
Xactly Corp.(a)	800	8,800
XO Group, Inc.(a)	811	15,774
Yelp, Inc.(a)	2,358	89,911
Zillow Group, Inc. Class A(a)	1,929	70,312
Zillow Group, Inc. Class C(a)	3,683	134,319

		2,728,597

IT Services – 3.5%
Acxiom Corp.(a)	2,800	75,040
ALJ Regional Holdings, Inc.(a)	1,200	5,268
Amdocs, Ltd.	5,221	304,123
Black Knight Financial Services, Inc. Class A(a)	797	30,127
Blackhawk Network Holdings, Inc.(a)	1,953	73,579
Booz Allen Hamilton Holding Corp.	4,100	147,887
Broadridge Financial Solutions, Inc.	4,140	274,482
CACI International, Inc. Class A(a)	920	114,356
Cardtronics PLC Class A(a)	1,628	88,840
Cass Information Systems, Inc.	417	30,679
Computer Sciences Corp.	4,854	288,425
Convergys Corp.	3,142	77,167
CoreLogic, Inc.(a)	3,100	114,173
CSG Systems International, Inc.	1,100	53,240
Datalink Corp.(a)	713	8,028
DST Systems, Inc.	1,232	132,009
EPAM Systems, Inc.(a)	1,674	107,655
Euronet Worldwide, Inc.(a)	1,731	125,376
EVERTEC, Inc.	2,100	37,275
ExlService Holdings, Inc.(a)	1,137	57,350
First Data Corp. Class A(a)	11,147	158,176
FleetCor Technologies, Inc.(a)	3,253	460,365
Forrester Research, Inc.	300	12,885
Gartner, Inc.(a)	2,836	286,634
Genpact, Ltd.(a)	5,217	126,982
Hackett Group, Inc.	790	13,951
Information Services Group, Inc.(a)	1,000	3,640
Jack Henry & Associates, Inc.	2,791	247,785
Leidos Holdings, Inc.	4,648	237,699
Lionbridge Technologies, Inc.(a)	1,900	11,020
ManTech International Corp. Class A	858	36,250
MAXIMUS, Inc.	2,234	124,635
MoneyGram International, Inc.(a)	953	11,255
NCI, Inc. Class A	200	2,790
NeuStar, Inc. Class A(a)	2,000	66,800

See accompanying notes to financial statements.

86

State Street Small/Mid Cap Equity Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Shares	Value
COMMON STOCKS – (continued)
IT Services – (continued)
Perficient, Inc.(a)	1,200	$20,988
PFSweb, Inc.(a)	500	4,250
Planet Payment, Inc.(a)	1,400	5,712
Sabre Corp.	7,288	181,836
Science Applications International Corp.	1,547	131,186
ServiceSource International, Inc.(a)	2,000	11,360
Square, Inc. Class A(a)	1,741	23,730
Sykes Enterprises, Inc.(a)	1,353	39,048
Syntel, Inc.	1,100	21,769
TeleTech Holdings, Inc.	600	18,300
Unisys Corp.(a)	1,700	25,415
Vantiv, Inc. Class A(a)	5,514	328,745
Virtusa Corp.(a)	900	22,608
WEX, Inc.(a)	1,419	158,360

		4,939,253

Leisure Equipment & Products – 0.4%
Acushnet Holdings Corp.(a)	800	15,768
American Outdoor Brands Corp.(a)	1,888	39,799
Arctic Cat, Inc.	400	6,008
Brunswick Corp.	3,233	176,328
Callaway Golf Co.	3,112	34,108
Escalade, Inc.	600	7,920
JAKKS Pacific, Inc.(a)	796	4,099
Johnson Outdoors, Inc. Class A	200	7,938
Malibu Boats, Inc. Class A(a)	600	11,448
Marine Products Corp.	387	5,368
MCBC Holdings, Inc.	500	7,290
Nautilus, Inc.(a)	1,000	18,500
Polaris Industries, Inc.	2,178	179,445
Sturm Ruger & Co., Inc.	665	35,045
Vista Outdoor, Inc.(a)	2,121	78,265

		627,329

Life Sciences Tools & Services – 1.1%
Accelerate Diagnostics, Inc.(a)	800	16,600
Albany Molecular Research, Inc.(a)	896	16,809
Bio-Rad Laboratories, Inc. Class A(a)	723	131,789
Bio-Techne Corp.	1,359	139,746
Bruker Corp.	3,673	77,794
Cambrex Corp.(a)	1,100	59,345
Charles River Laboratories International, Inc.(a)	1,658	126,323
ChromaDex Corp.(a)	1,700	5,627
Enzo Biochem, Inc.(a)	1,300	9,022
Fluidigm Corp.(a)	944	6,872
INC Research Holdings, Inc. Class A(a)	1,494	78,585
Luminex Corp.(a)	1,300	26,299
Medpace Holdings, Inc.(a)	300	10,821
NanoString Technologies, Inc.(a)	500	11,150
NeoGenomics, Inc.(a)	1,800	15,426
Pacific Biosciences of California, Inc.(a)	2,600	9,880
PAREXEL International Corp.(a)	1,831	120,333
Patheon NV(a)	1,200	34,452
PRA Health Sciences, Inc.(a)	894	49,277
QIAGEN NV(a)	8,008	224,384
Quintiles IMS Holdings, Inc.(a)	4,927	374,698
VWR Corp.(a)	2,648	66,280

		1,611,512

Machinery – 4.0%
Actuant Corp. Class A	2,000	51,900
AGCO Corp.	2,488	143,956
Alamo Group, Inc.	392	29,831
Albany International Corp. Class A	948	43,892
Allison Transmission Holdings, Inc.	4,957	167,001
Altra Industrial Motion Corp.	874	32,251
American Railcar Industries, Inc.	296	13,406
Astec Industries, Inc.	686	46,278
Barnes Group, Inc.	1,756	83,269
Blue Bird Corp.(a)	200	3,090
Briggs & Stratton Corp.	1,400	31,164
Chart Industries, Inc.(a)	1,200	43,224
CIRCOR International, Inc.	600	38,928
CLARCOR, Inc.	1,685	138,962
Colfax Corp.(a)	3,438	123,527
Columbus McKinnon Corp.	700	18,928
Crane Co.	1,748	126,066
DMC Global, Inc.	500	7,925
Donaldson Co., Inc.	4,470	188,098
Douglas Dynamics, Inc.	777	26,146
Energy Recovery, Inc.(a)	1,200	12,420
EnPro Industries, Inc.	745	50,183
ESCO Technologies, Inc.	890	50,418
ExOne Co.(a)	200	1,868
Federal Signal Corp.	2,000	31,220
Franklin Electric Co., Inc.	1,549	60,256
FreightCar America, Inc.	400	5,972
Gencor Industries, Inc.(a)	500	7,850
Global Brass & Copper Holdings, Inc.	700	24,010
Gorman-Rupp Co.	600	18,570
Graco, Inc.	1,932	160,530
Graham Corp.	300	6,645
Greenbrier Cos., Inc.	894	37,146
Hardinge, Inc.	400	4,432
Harsco Corp.	2,700	36,720
Hillenbrand, Inc.	2,000	76,700
Hurco Cos., Inc.	166	5,495
Hyster-Yale Materials Handling, Inc.	389	24,806
IDEX Corp.	2,742	246,944
ITT, Inc.	3,260	125,738
John Bean Technologies Corp.	990	85,090
Joy Global, Inc.	3,500	98,000
Kadant, Inc.	400	24,480
Kennametal, Inc.	2,700	84,402
Lincoln Electric Holdings, Inc.	2,186	167,601
Lindsay Corp.	408	30,441
Lydall, Inc.(a)	600	37,110
Manitowoc Co., Inc.(a)	4,300	25,714
Manitowoc Foodservice, Inc.(a)	4,600	88,918
Meritor, Inc.(a)	2,900	36,018
Middleby Corp.(a)	1,973	254,142
Milacron Holdings Corp.(a)	500	9,315
Miller Industries, Inc.	400	10,580
Mueller Industries, Inc.	2,000	79,920

See accompanying notes to financial statements.

87

State Street Small/Mid Cap Equity Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Shares	Value
COMMON STOCKS – (continued)
Machinery – (continued)
Mueller Water Products, Inc. Class A	5,600	$74,536
Navistar International Corp.(a)	1,700	53,329
NN, Inc.	916	17,450
Nordson Corp.	2,031	227,574
Omega Flex, Inc.	100	5,576
Oshkosh Corp.	2,608	168,503
Proto Labs, Inc.(a)	833	42,775
RBC Bearings, Inc.(a)	769	71,371
Rexnord Corp.(a)	2,890	56,615
SPX Corp.(a)	1,400	33,208
SPX FLOW, Inc.(a)	1,200	38,472
Standex International Corp.	515	45,243
Sun Hydraulics Corp.	848	33,895
Supreme Industries, Inc. Class A	400	6,280
Tennant Co.	676	48,131
Terex Corp.	3,700	116,661
Timken Co.	2,600	103,220
Titan International, Inc.	1,500	16,815
Toro Co.	3,774	211,155
TriMas Corp.(a)	1,500	35,250
Trinity Industries, Inc.	5,269	146,267
Wabash National Corp.(a)	2,200	34,804
WABCO Holdings, Inc.(a)	1,920	203,808
Wabtec Corp.	3,060	254,041
Watts Water Technologies, Inc. Class A	983	64,092
Woodward, Inc.	1,904	131,471

		5,618,038

Marine – 0.1%
Costamare, Inc.	900	5,040
Kirby Corp.(a)	1,840	122,360
Matson, Inc.	1,482	52,448
Scorpio Bulkers, Inc.(a)	2,133	10,772

		190,620

Media – 2.7%
AMC Entertainment Holdings, Inc. Class A	1,284	43,207
AMC Networks, Inc. Class A(a)	2,086	109,181
Cable One, Inc.	164	101,964
Central European Media Enterprises, Ltd. Class A(a)	2,600	6,630
Cinemark Holdings, Inc.	3,716	142,546
Clear Channel Outdoor Holdings, Inc. Class A	1,200	6,060
Daily Journal Corp.(a)	38	9,188
DISH Network Corp. Class A(a)	7,764	449,769
Entercom Communications Corp. Class A	900	13,770
Entravision Communications Corp. Class A	2,200	15,400
Eros International PLC(a)	947	12,358
EW Scripps Co. Class A(a)	2,000	38,660
Gannett Co., Inc.	4,100	39,811
Global Eagle Entertainment, Inc.(a)	1,600	10,336
Gray Television, Inc.(a)	2,100	22,785
Hemisphere Media Group, Inc.(a)	100	1,120
IMAX Corp.(a)	2,000	62,800
John Wiley & Sons, Inc. Class A	1,550	84,475
Liberty Broadband Corp. Class A(a)	926	67,098
Liberty Broadband Corp. Class C(a)	3,691	273,392
Liberty Media Corp.-Liberty Braves Class A(a)	494	10,122
Liberty Media Corp.-Liberty Braves Class C(a)	1,010	20,796
Liberty Media Corp.-Liberty Media Class A(a)	736	23,074
Liberty Media Corp.-Liberty Media Class C(a)	1,550	48,562
Liberty Media Corp.-Liberty SiriusXM Class A(a)	3,272	112,949
Liberty Media Corp.-Liberty SiriusXM Class C(a)	6,459	219,089
Lions Gate Entertainment Corp. Class A	1,624	43,686
Lions Gate Entertainment Corp. Class B(a)	3,658	89,767
Live Nation Entertainment, Inc.(a)	4,559	121,269
Loral Space & Communications, Inc.(a)	400	16,420
Madison Square Garden Co. Class A(a)	677	116,112
MDC Partners, Inc. Class A	1,700	11,135
Media General, Inc.(a)	3,800	71,554
Meredith Corp.	1,347	79,675
MSG Networks, Inc. Class A(a)	2,021	43,452
National CineMedia, Inc.	2,100	30,933
New Media Investment Group, Inc.	1,600	25,584
New York Times Co. Class A	4,200	55,860
Nexstar Broadcasting Group, Inc. Class A	1,100	69,630
Radio One, Inc. Class D(a)	800	2,320
Reading International, Inc. Class A(a)	600	9,960
Regal Entertainment Group Class A	2,800	57,680
Saga Communications, Inc. Class A	144	7,243
Salem Media Group, Inc.	800	5,000
Scholastic Corp.	895	42,504
Sinclair Broadcast Group, Inc. Class A	2,262	75,438
Sirius XM Holdings, Inc.	62,590	278,525
Thomson Reuters Corp.	10,547	461,748
Time, Inc.	3,700	66,045
Townsquare Media, Inc. Class A(a)	300	3,123
Tribune Media Co. Class A	2,832	99,063
tronc, Inc.	900	12,483
World Wrestling Entertainment, Inc. Class A	1,227	22,577

		3,863,928

Metals & Mining – 1.5%
AK Steel Holding Corp.(a)	10,800	110,268
Alcoa Corp.	5,200	146,016
Allegheny Technologies, Inc.	3,800	60,534
Ampco-Pittsburgh Corp.	300	5,025
Carpenter Technology Corp.	1,555	56,244
Century Aluminum Co.(a)	1,700	14,552
Cliffs Natural Resources, Inc.(a)	7,542	63,428

See accompanying notes to financial statements.

88

State Street Small/Mid Cap Equity Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Shares	Value
COMMON STOCKS – (continued)
Metals & Mining – (continued)
Coeur Mining, Inc.(a)	6,200	$56,358
Commercial Metals Co.	4,200	91,476
Compass Minerals International, Inc.	1,214	95,117
Ferroglobe PLC	2,200	23,826
Ferroglobe Representation & Warranty Insurance Trust(a)(d)	2,200	–
Gold Resource Corp.	1,700	7,395
Handy & Harman, Ltd.(a)	200	5,110
Haynes International, Inc.	400	17,196
Hecla Mining Co.	13,484	70,656
Kaiser Aluminum Corp.	611	47,469
Materion Corp.	655	25,938
Olympic Steel, Inc.	300	7,269
Real Industry, Inc.(a)	928	5,661
Reliance Steel & Aluminum Co.	2,509	199,566
Royal Gold, Inc.	2,258	143,044
Ryerson Holding Corp.(a)	500	6,675
Schnitzer Steel Industries, Inc. Class A	872	22,411
Southern Copper Corp.	2,903	92,722
Steel Dynamics, Inc.	8,200	291,756
Stillwater Mining Co.(a)	4,500	72,495
SunCoke Energy, Inc.	2,200	24,948
Tahoe Resources, Inc.	10,884	102,527
TimkenSteel Corp.(a)	1,300	20,124
United States Steel Corp.	5,400	178,254
Worthington Industries, Inc.	1,600	75,904

		2,139,964

Mortgage Real Estate Investment – 0.2%
AGNC Investment Corp. REIT	11,693	211,994

Multi-utilities – 0.5%
Avista Corp.	2,200	87,978
Black Hills Corp.	1,793	109,982
MDU Resources Group, Inc.	6,800	195,636
NorthWestern Corp.	1,755	99,807
Unitil Corp.	500	22,670
Vectren Corp.	2,892	150,818

		666,891

Multiline Retail – 0.2%
Big Lots, Inc.	1,520	76,319
Dillard’s, Inc. Class A	705	44,196
Fred’s, Inc. Class A	1,200	22,272
JC Penney Co., Inc.(a)	10,900	90,579
Ollie’s Bargain Outlet Holdings, Inc.(a)	702	19,972
Sears Holdings Corp.(a)	400	3,716
Tuesday Morning Corp.(a)	1,500	8,100

		265,154

Oil, Gas & Consumable Fuels – 3.3%
Abraxas Petroleum Corp.(a)	4,100	10,537
Adams Resources & Energy, Inc.	166	6,582
Alon USA Energy, Inc.	1,100	12,518
Antero Resources Corp.(a)	6,274	148,380
Ardmore Shipping Corp.	700	5,180
Bill Barrett Corp.(a)	1,600	11,184
California Resources Corp.(a)	1,102	23,462
Callon Petroleum Co.(a)	5,304	81,522
Carrizo Oil & Gas, Inc.(a)	2,100	78,435
Cheniere Energy, Inc.(a)	7,068	292,827
Clayton Williams Energy, Inc.(a)	238	28,384
Clean Energy Fuels Corp.(a)	2,900	8,294
Cobalt International Energy, Inc.(a)	13,700	16,714
CONSOL Energy, Inc.	8,100	147,663
Contango Oil & Gas Co.(a)	600	5,604
Continental Resources, Inc.(a)	3,047	157,042
CVR Energy, Inc.	500	12,695
Delek US Holdings, Inc.	2,100	50,547
Denbury Resources, Inc.(a)	11,815	43,479
DHT Holdings, Inc.	3,096	12,817
Diamondback Energy, Inc.(a)	2,800	282,968
Dorian LPG, Ltd.(a)	1,200	9,852
Eclipse Resources Corp.(a)	2,700	7,209
Energen Corp.	3,412	196,770
EP Energy Corp. Class A(a)	1,300	8,515
Evolution Petroleum Corp.	800	8,000
EXCO Resources, Inc.(a)	4,656	4,068
Extraction Oil & Gas, Inc.(a)	1,300	26,052
Frontline, Ltd.	2,220	15,784
GasLog, Ltd.	1,400	22,540
Gener8 Maritime, Inc.(a)	1,300	5,824
Golar LNG, Ltd.	3,300	75,702
Green Plains, Inc.	1,247	34,729
Gulfport Energy Corp.(a)	4,400	95,216
HollyFrontier Corp.	5,655	185,258
International Seaways, Inc.(a)	399	5,602
Jones Energy, Inc. Class A(a)	1,900	9,500
Kosmos Energy, Ltd.(a)	5,300	37,153
Laredo Petroleum, Inc.(a)	4,900	69,286
Matador Resources Co.(a)	2,900	74,704
Navios Maritime Acquisition Corp.	4,500	7,650
Nordic American Tankers, Ltd.	3,340	28,056
Northern Oil and Gas, Inc.(a)	1,600	4,400
Oasis Petroleum, Inc.(a)	8,100	122,634
Overseas Shipholding Group, Inc. Class A	1,200	4,596
Pacific Ethanol, Inc.(a)	1,000	9,500
Panhandle Oil and Gas, Inc. Class A	500	11,775
Par Pacific Holdings, Inc.(a)	989	14,380
Parsley Energy, Inc. Class A(a)	5,749	202,595
PBF Energy, Inc. Class A	3,449	96,158
PDC Energy, Inc.(a)	1,960	142,257
QEP Resources, Inc.	8,423	155,067
Renewable Energy Group, Inc.(a)	1,500	14,550
REX American Resources Corp.(a)	234	23,108
Rice Energy, Inc.(a)	5,542	118,322
Ring Energy, Inc.(a)	1,400	18,186
RSP Permian, Inc.(a)	3,461	154,430
Sanchez Energy Corp.(a)	1,900	17,157
Scorpio Tankers, Inc.	5,500	24,915
SemGroup Corp. Class A	2,329	97,236
Ship Finance International, Ltd.	2,000	29,700
SM Energy Co.	3,356	115,715
Synergy Resources Corp.(a)	6,800	60,588
Targa Resources Corp.	5,871	329,187
Teekay Corp.	1,443	11,587
Teekay Tankers, Ltd. Class A	3,900	8,814
W&T Offshore, Inc.(a)	1,200	3,324

See accompanying notes to financial statements.

89

State Street Small/Mid Cap Equity Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Shares	Value
COMMON STOCKS – (continued)
Oil, Gas & Consumable Fuels – (continued)
Western Refining, Inc.	2,762	$104,542
Westmoreland Coal Co.(a)	600	10,602
Whiting Petroleum Corp.(a)	7,100	85,342
World Fuel Services Corp.	2,401	110,230
WPX Energy, Inc.(a)	11,800	171,926

		4,637,127

Paper & Forest Products – 0.3%
Boise Cascade Co.(a)	1,300	29,250
Clearwater Paper Corp.(a)	579	37,954
Deltic Timber Corp.	408	31,445
Domtar Corp.	2,214	86,412
KapStone Paper and Packaging Corp.	2,998	66,106
Louisiana-Pacific Corp.(a)	5,126	97,035
Neenah Paper, Inc.	646	55,039
PH Glatfelter Co.	1,500	35,835
Schweitzer-Mauduit International, Inc.	1,100	50,083

		489,159

Personal Products – 0.4%
Avon Products, Inc.	15,700	79,128
Edgewell Personal Care Co.(a)	2,079	151,746
elf Beauty, Inc.(a)	300	8,682
Herbalife, Ltd.(a)	2,602	125,260
Inter Parfums, Inc.	600	19,650
Lifevantage Corp.(a)	500	4,075
Medifast, Inc.	400	16,652
Natural Health Trends Corp.	251	6,237
Nature’s Sunshine Products, Inc.	300	4,500
Nu Skin Enterprises, Inc. Class A	1,900	90,782
Nutraceutical International Corp.	300	10,485
Revlon, Inc. Class A(a)	400	11,660
Synutra International, Inc.(a)	700	3,745
USANA Health Sciences, Inc.(a)	408	24,970

		557,572

Pharmaceuticals – 0.8%
AcelRx Pharmaceuticals, Inc.(a)	500	1,300
Aclaris Therapeutics, Inc.(a)	358	9,716
Aerie Pharmaceuticals, Inc.(a)	1,000	37,850
Agile Therapeutics, Inc.(a)	800	4,560
Akorn, Inc.(a)	2,844	62,084
Amphastar Pharmaceuticals, Inc.(a)	1,200	22,104
ANI Pharmaceuticals, Inc.(a)	286	17,337
Aratana Therapeutics, Inc.(a)	1,100	7,898
Axsome Therapeutics, Inc.(a)	700	4,725
Bio-Path Holdings, Inc.(a)	4,400	5,940
Catalent, Inc.(a)	3,582	96,571
Cempra, Inc.(a)	1,500	4,200
Clearside Biomedical, Inc.(a)	300	2,682
Collegium Pharmaceutical, Inc.(a)	467	7,271
Corcept Therapeutics, Inc.(a)	2,500	18,150
Depomed, Inc.(a)	2,100	37,842
Dermira, Inc.(a)	800	24,264
Durect Corp.(a)	4,200	5,628
Egalet Corp.(a)	700	5,355
Endocyte, Inc.(a)	2,200	5,610
Flex Pharma, Inc.(a)	400	2,112
Heska Corp.(a)	258	18,473
Horizon Pharma PLC(a)	5,737	92,825
Impax Laboratories, Inc.(a)	2,566	33,999
Innoviva, Inc.(a)	2,700	28,890
Intersect ENT, Inc.(a)	1,000	12,100
Intra-Cellular Therapies, Inc.(a)	1,156	17,444
Lannett Co., Inc.(a)	897	19,779
Lipocine, Inc.(a)	1,200	4,416
Medicines Co.(a)	2,459	83,458
MyoKardia, Inc.(a)	400	5,180
Nektar Therapeutics(a)	4,800	58,896
Neos Therapeutics, Inc.(a)	500	2,925
Novan, Inc.(a)	200	5,404
Ocular Therapeutix, Inc.(a)	1,000	8,370
Omeros Corp.(a)	1,600	15,872
Pacira Pharmaceuticals, Inc.(a)	1,237	39,955
Paratek Pharmaceuticals, Inc.(a)	500	7,700
Phibro Animal Health Corp. Class A	600	17,580
Prestige Brands Holdings, Inc.(a)	1,816	94,614
Reata Pharmaceuticals, Inc. Class A(a)	300	6,549
Revance Therapeutics, Inc.(a)	700	14,490
SciClone Pharmaceuticals, Inc.(a)	1,700	18,360
Sucampo Pharmaceuticals, Inc. Class A(a)	762	10,325
Supernus Pharmaceuticals, Inc.(a)	1,600	40,400
Teligent, Inc.(a)	1,400	9,254
Tetraphase Pharmaceuticals, Inc.(a)	1,200	4,836
TherapeuticsMD, Inc.(a)	5,000	28,850
Theravance Biopharma, Inc.(a)	1,504	47,948
Titan Pharmaceuticals, Inc.(a)	200	800
WaVe Life Sciences, Ltd.(a)	200	5,230
Zogenix, Inc.(a)	800	9,720

		1,147,841

Professional Services – 0.8%
Acacia Research Corp.	1,700	11,050
Advisory Board Co.(a)	1,428	47,481
Barrett Business Services, Inc.	239	15,320
CBIZ, Inc.(a)	1,700	23,290
CEB, Inc.	1,132	68,599
CRA International, Inc.	300	10,980
Exponent, Inc.	931	56,139
Franklin Covey Co.(a)	383	7,717
FTI Consulting, Inc.(a)	1,400	63,112
GP Strategies Corp.(a)	400	11,440
Heidrick & Struggles International, Inc.	600	14,490
Hill International, Inc.(a)	1,100	4,785
Huron Consulting Group, Inc.(a)	720	36,468
ICF International, Inc.(a)	602	33,230
Insperity, Inc.	543	38,526
Kelly Services, Inc. Class A	1,000	22,920
Kforce, Inc.	800	18,480
Korn/Ferry International	1,955	57,536
ManpowerGroup, Inc.	2,402	213,466
Mistras Group, Inc.(a)	587	15,074
Navigant Consulting, Inc.(a)	1,600	41,888
On Assignment, Inc.(a)	1,760	77,722
Resources Connection, Inc.	1,400	26,950
RPX Corp.(a)	1,700	18,360
TransUnion(a)	1,800	55,674

See accompanying notes to financial statements.

90

State Street Small/Mid Cap Equity Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Shares	Value
COMMON STOCKS – (continued)
Professional Services – (continued)
TriNet Group, Inc.(a)	1,400	$35,868
TrueBlue, Inc.(a)	1,400	34,510
WageWorks, Inc.(a)	1,254	90,915

		1,151,990

Real Estate Investment Trusts (REITS) – 10.1%
Acadia Realty Trust REIT	2,747	89,772
AG Mortgage Investment Trust, Inc. REIT	900	15,399
Agree Realty Corp.	856	39,419
Alexander’s, Inc. REIT	73	31,162
Alexandria Real Estate Equities, Inc.	2,777	308,608
Altisource Residential Corp. REIT	1,727	19,066
American Assets Trust, Inc. REIT	1,342	57,813
American Campus Communities, Inc.	4,572	227,548
American Homes 4 Rent Class A	5,797	121,621
Annaly Capital Management, Inc.	36,124	360,156
Anworth Mortgage Asset Corp. REIT	3,200	16,544
Apollo Commercial Real Estate Finance, Inc. REIT	2,440	40,553
Apple Hospitality REIT, Inc.	5,900	117,882
Ares Commercial Real Estate Corp. REIT	900	12,357
Armada Hoffler Properties, Inc. REIT	1,000	14,570
ARMOUR Residential REIT, Inc.	1,200	26,028
Ashford Hospitality Prime, Inc.	823	11,234
Ashford Hospitality Trust, Inc. REIT	2,651	20,572
Bluerock Residential Growth REIT, Inc.	600	8,232
Brandywine Realty Trust	6,100	100,711
Brixmor Property Group, Inc.	6,791	165,836
Camden Property Trust	3,020	253,891
Capstead Mortgage Corp.	3,210	32,710
Care Capital Properties, Inc.	3,052	76,300
CareTrust REIT, Inc.	2,200	33,704
CatchMark Timber Trust, Inc. Class A, REIT	1,300	14,638
CBL & Associates Properties, Inc.	5,900	67,850
Cedar Realty Trust, Inc.	2,753	17,977
Chatham Lodging Trust REIT	1,283	26,366
Chesapeake Lodging Trust	2,000	51,720
Chimera Investment Corp.	6,715	114,289
City Office REIT, Inc.	600	7,902
Colony Capital, Inc. Class A	3,982	80,636
Colony Starwood Homes	2,219	63,929
Columbia Property Trust, Inc.	4,269	92,210
Communications Sales & Leasing, Inc.(a)	4,400	111,804
Community Healthcare Trust, Inc. REIT	400	9,212
CorEnergy Infrastructure Trust, Inc.	360	12,557
CoreSite Realty Corp. REIT	1,141	90,561
Corporate Office Properties Trust	3,300	103,026
Cousins Properties, Inc. REIT	12,101	102,980
CubeSmart REIT	6,242	167,098
CyrusOne, Inc. REIT	2,446	109,410
CYS Investments, Inc. REIT	5,100	39,423
DCT Industrial Trust, Inc. REIT	3,184	152,450
DDR Corp. REIT	10,903	166,489
DiamondRock Hospitality Co. REIT	7,200	83,016
Douglas Emmett, Inc.	4,937	180,497
Duke Realty Corp.	12,158	322,917
DuPont Fabros Technology, Inc. REIT	2,553	112,153
Dynex Capital, Inc. REIT	1,500	10,230
Easterly Government Properties, Inc.	1,100	22,022
EastGroup Properties, Inc.	1,128	83,292
Education Realty Trust, Inc.	2,596	109,811
Empire State Realty Trust, Inc. Class A	4,324	87,302
EPR Properties REIT	2,205	158,253
Equity Commonwealth(a)	4,343	131,332
Equity LifeStyle Properties, Inc.	2,733	197,049
Equity One, Inc.	3,200	98,208
Farmland Partners, Inc. REIT	400	4,464
FelCor Lodging Trust, Inc. REIT	4,600	36,846
First Industrial Realty Trust, Inc. REIT	4,073	114,248
First Potomac Realty Trust REIT	1,946	21,348
Forest City Realty Trust, Inc. Class A	8,001	166,741
Four Corners Property Trust, Inc. REIT	2,109	43,277
Franklin Street Properties Corp. REIT	3,561	46,151
Gaming and Leisure Properties, Inc.	6,596	201,970
GEO Group, Inc. REIT	2,600	93,418
Getty Realty Corp.	905	23,068
Gladstone Commercial Corp.	800	16,080
Global Medical REIT, Inc.	500	4,460
Global Net Lease, Inc.	5,725	44,827
Government Properties Income Trust REIT	2,457	46,843
Gramercy Property Trust REIT	14,941	137,158
Great Ajax Corp.	400	5,308
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	1,497	28,428
Healthcare Realty Trust, Inc. REIT	3,953	119,855
Healthcare Trust of America, Inc. Class A	4,766	138,738
Hersha Hospitality Trust	1,400	30,100
Highwoods Properties, Inc.	3,370	171,904
Hospitality Properties Trust	5,600	177,744
Hudson Pacific Properties, Inc. REIT	3,700	128,686
Independence Realty Trust, Inc.	1,873	16,707
InfraREIT, Inc.(a)	1,300	23,283
Invesco Mortgage Capital, Inc. REIT	3,800	55,480
Investors Real Estate Trust	4,100	29,233
iStar, Inc.(a)	2,400	29,688
Kilroy Realty Corp. REIT	3,188	233,425
Kite Realty Group Trust REIT	2,783	65,345

See accompanying notes to financial statements.

91

State Street Small/Mid Cap Equity Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Shares	Value
COMMON STOCKS – (continued)
Real Estate Investment Trusts (REITS) – (continued)
Ladder Capital Corp. REIT	1,319	$18,097
Lamar Advertising Co. Class A	2,901	195,063
LaSalle Hotel Properties	3,776	115,055
Lexington Realty Trust REIT	7,900	85,320
Liberty Property Trust REIT	5,127	202,517
Life Storage, Inc. REIT	1,638	139,656
LTC Properties, Inc.	1,354	63,611
Mack-Cali Realty Corp. REIT	3,100	89,962
Medical Properties Trust, Inc. REIT	10,177	125,177
MFA Financial, Inc.	13,400	102,242
Monmouth Real Estate Investment Corp.	2,279	34,732
Monogram Residential Trust, Inc.	6,100	66,002
MTGE Investment Corp.	1,500	23,550
National Health Investors, Inc. REIT	1,362	101,020
National Retail Properties, Inc.	5,000	221,000
National Storage Affiliates Trust	1,200	26,484
New Residential Investment Corp. REIT	8,500	133,620
New Senior Investment Group, Inc. REIT	2,600	25,454
New York Mortgage Trust, Inc. REIT	3,700	24,420
New York REIT, Inc.	6,000	60,720
NexPoint Residential Trust, Inc. REIT	600	13,404
NorthStar Realty Europe Corp. REIT	2,000	25,140
NorthStar Realty Finance Corp.	6,400	96,960
Omega Healthcare Investors, Inc.	6,432	201,064
One Liberty Properties, Inc.	400	10,048
Orchid Island Capital, Inc.	700	7,581
Outfront Media, Inc.	4,967	123,529
Owens Realty Mortgage, Inc. REIT	300	5,556
Paramount Group, Inc. REIT	6,400	102,336
Parkway, Inc. REIT(a)	1,412	31,417
Pebblebrook Hotel Trust	2,600	77,350
Pennsylvania Real Estate Investment Trust	2,392	45,352
PennyMac Mortgage Investment Trust REIT	2,241	36,685
Physicians Realty Trust REIT	4,800	91,008
Piedmont Office Realty Trust, Inc. Class A	5,005	104,655
Potlatch Corp. REIT	1,400	58,310
Preferred Apartment Communities, Inc. Class A	800	11,928
PS Business Parks, Inc. REIT	691	80,515
QTS Realty Trust, Inc. Class A, REIT	1,648	81,823
RAIT Financial Trust	3,093	10,392
Ramco-Gershenson Properties Trust	2,900	48,082
Rayonier, Inc.	4,362	116,029
Redwood Trust, Inc.	2,600	39,546
Regency Centers Corp.	3,681	253,805
Resource Capital Corp. REIT	975	8,122
Retail Opportunity Investments Corp.	3,700	78,181
Retail Properties of America, Inc. Class A	8,300	127,239
Rexford Industrial Realty, Inc. REIT	2,207	51,180
RLJ Lodging Trust REIT	4,200	102,858
Ryman Hospitality Properties, Inc.	1,527	96,216
Sabra Health Care REIT, Inc.	2,200	53,724
Saul Centers, Inc. REIT	312	20,782
Select Income REIT	2,200	55,440
Senior Housing Properties Trust	8,300	157,119
Seritage Growth Properties Class A REIT	838	35,791
Silver Bay Realty Trust Corp. REIT	1,100	18,854
Spirit Realty Capital, Inc. REIT	16,977	184,370
STAG Industrial, Inc. REIT	2,600	62,062
Starwood Property Trust, Inc.	8,700	190,965
STORE Capital Corp.	5,247	129,653
Summit Hotel Properties, Inc. REIT	2,900	46,487
Sun Communities, Inc. REIT	2,399	183,787
Sunstone Hotel Investors, Inc. REIT	7,543	115,031
Tanger Factory Outlet Centers, Inc.	3,358	120,149
Taubman Centers, Inc.	2,092	154,662
Terreno Realty Corp.	1,600	45,584
Tier REIT, Inc.	1,555	27,041
Two Harbors Investment Corp.	12,200	106,384
UMH Properties, Inc.	800	12,040
Universal Health Realty Income Trust REIT	400	26,236
Urban Edge Properties	3,100	85,281
Urstadt Biddle Properties, Inc. Class A	1,000	24,110
VEREIT, Inc.	34,084	288,351
Washington Prime Group, Inc. REIT	6,700	69,747
Washington Real Estate Investment Trust	2,602	85,059
Weingarten Realty Investors REIT	4,117	147,347
Western Asset Mortgage Capital Corp.	1,400	14,098
Whitestone REIT	900	12,942
WP Carey, Inc.	3,702	218,751
Xenia Hotels & Resorts, Inc.	3,500	67,970

		14,404,950

Real Estate Management & Development – 0.5%
Alexander & Baldwin, Inc.	1,618	72,600
Altisource Portfolio Solutions SA(a)	400	10,636
AV Homes, Inc.(a)	400	6,320
Consolidated-Tomoka Land Co.	123	6,571
Forestar Group, Inc.(a)	1,100	14,630
FRP Holdings, Inc.(a)	245	9,236
HFF, Inc. Class A	1,246	37,691
Howard Hughes Corp.(a)	1,347	153,693
Jones Lang LaSalle, Inc.	1,563	157,926
Kennedy-Wilson Holdings, Inc.	2,800	57,400
Marcus & Millichap, Inc.(a)	500	13,360

See accompanying notes to financial statements.

92

State Street Small/Mid Cap Equity Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Shares	Value
COMMON STOCKS – (continued)
Real Estate Management & Development – (continued)
RE/MAX Holdings, Inc. Class A REIT	600	$33,600
Realogy Holdings Corp.	5,025	129,293
RMR Group, Inc. Class A	246	9,717
St. Joe Co.(a)	1,700	32,300
Stratus Properties, Inc.(a)	200	6,550
Tejon Ranch Co.(a)	500	12,715
Trinity Place Holdings, Inc.(a)	600	5,562

		769,800

Road & Rail – 0.7%
AMERCO	208	76,875
ArcBest Corp.	800	22,120
Avis Budget Group, Inc.(a)	2,902	106,445
Celadon Group, Inc.	900	6,435
Covenant Transportation Group, Inc. Class A(a)	400	7,736
Genesee & Wyoming, Inc. Class A(a)	2,046	142,013
Heartland Express, Inc.	1,500	30,540
Hertz Global Holdings, Inc.(a)	2,516	54,245
Knight Transportation, Inc.	2,300	76,015
Landstar System, Inc.	1,529	130,424
Marten Transport, Ltd.	793	18,477
Old Dominion Freight Line, Inc.(a)	2,409	206,668
Roadrunner Transportation Systems, Inc.(a)	1,000	10,390
Saia, Inc.(a)	900	39,735
Swift Transportation Co.(a)	2,531	61,655
Universal Logistics Holdings, Inc.	300	4,905
USA Truck, Inc.(a)	300	2,613
Werner Enterprises, Inc.	1,500	40,425
YRC Worldwide, Inc.(a)	1,100	14,608

		1,052,324

Semiconductors & Semiconductor Equipment – 2.7%
Acacia Communications, Inc.(a)	200	12,350
Advanced Energy Industries, Inc.(a)	1,400	76,650
Advanced Micro Devices, Inc.(a)	26,100	295,974
Alpha & Omega Semiconductor, Ltd.(a)	587	12,485
Ambarella, Inc.(a)	1,100	59,543
Amkor Technology, Inc.(a)	3,352	35,364
Applied Micro Circuits Corp.(a)	2,500	20,625
Axcelis Technologies, Inc.(a)	975	14,186
Brooks Automation, Inc.	2,300	39,261
Cabot Microelectronics Corp.	881	55,653
Cavium, Inc.(a)	2,301	143,674
CEVA, Inc.(a)	700	23,485
Cirrus Logic, Inc.(a)	2,240	126,650
Cohu, Inc.	900	12,510
Cree, Inc.(a)	3,500	92,365
Cypress Semiconductor Corp.	11,139	127,430
Diodes, Inc.(a)	1,292	33,166
DSP Group, Inc.(a)	700	9,135
Entegris, Inc.(a)	5,100	91,290
Exar Corp.(a)	1,400	15,092
FormFactor, Inc.(a)	2,265	25,368
GigPeak, Inc.(a)	2,900	7,308
Impinj, Inc.(a)	200	7,068
Inphi Corp.(a)	1,449	64,654
Integrated Device Technology, Inc.(a)	4,811	113,347
Intersil Corp. Class A	4,600	102,580
IXYS Corp.	830	9,877
Kopin Corp.(a)	2,100	5,964
Lattice Semiconductor Corp.(a)	3,980	29,293
MACOM Technology Solutions Holdings, Inc.(a)	852	39,431
Marvell Technology Group, Ltd.	14,062	195,040
Maxim Integrated Products, Inc.	9,925	382,807
MaxLinear, Inc. Class A(a)	1,900	41,420
Microsemi Corp.(a)	3,947	213,020
MKS Instruments, Inc.	1,847	109,712
Monolithic Power Systems, Inc.	1,423	116,586
Nanometrics, Inc.(a)	800	20,048
NeoPhotonics Corp.(a)	1,000	10,810
NVE Corp.	226	16,143
ON Semiconductor Corp.(a)	14,607	186,385
PDF Solutions, Inc.(a)	900	20,295
Photronics, Inc.(a)	2,200	24,860
Power Integrations, Inc.	1,000	67,850
Rambus, Inc.(a)	4,000	55,080
Rudolph Technologies, Inc.(a)	1,053	24,587
Semtech Corp.(a)	2,332	73,575
Sigma Designs, Inc.(a)	1,200	7,200
Silicon Laboratories, Inc.(a)	1,429	92,885
SunPower Corp.(a)	1,955	12,923
Synaptics, Inc.(a)	1,238	66,332
Teradyne, Inc.	7,168	182,067
Tessera Holding Corp.	1,742	76,996
Ultra Clean Holdings, Inc.(a)	1,100	10,670
Ultratech, Inc.(a)	722	17,314
Veeco Instruments, Inc.(a)	1,501	43,754
Versum Materials, Inc.(a)	3,500	98,245
Xcerra Corp.(a)	1,800	13,752

		3,882,134

Software – 4.6%
A10 Networks, Inc.(a)	1,500	12,465
ACI Worldwide, Inc.(a)	4,100	74,415
American Software, Inc. Class A	900	9,297
ANSYS, Inc.(a)	3,144	290,789
Aspen Technology, Inc.(a)	2,855	156,111
Atlassian Corp. PLC Class A(a)	900	21,672
Barracuda Networks, Inc.(a)	700	15,001
Blackbaud, Inc.	1,702	108,928
Blackline, Inc.(a)	300	8,289
Bottomline Technologies de, Inc.(a)	1,400	35,028
BroadSoft, Inc.(a)	1,012	41,745
Cadence Design Systems, Inc.(a)	10,702	269,904
Callidus Software, Inc.(a)	2,303	38,690
CDK Global, Inc.	5,535	330,384
CommVault Systems, Inc.(a)	1,342	68,979
Dell Technologies, Inc. Class V(a)	7,674	421,840
Digimarc Corp.(a)	340	10,200
Ebix, Inc.	900	51,345
Ellie Mae, Inc.(a)	1,158	96,901
EnerNOC, Inc.(a)	900	5,400
Everbridge, Inc.(a)	300	5,535
Exa Corp.(a)	500	7,680
Fair Isaac Corp.	1,101	131,261

See accompanying notes to financial statements.

93

State Street Small/Mid Cap Equity Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Shares	Value
COMMON STOCKS – (continued)
Software – (continued)
FireEye, Inc.(a)	5,353	$63,701
Fortinet, Inc.(a)	5,082	153,070
Gigamon, Inc.(a)	1,100	50,105
Globant SA(a)	900	30,015
Glu Mobile, Inc.(a)	4,400	8,536
Guidance Software, Inc.(a)	800	5,664
Guidewire Software, Inc.(a)	2,506	123,621
HubSpot, Inc.(a)	975	45,825
Imperva, Inc.(a)	973	37,363
Jive Software, Inc.(a)	1,950	8,483
Manhattan Associates, Inc.(a)	2,506	132,893
Mentor Graphics Corp.	3,700	136,493
MicroStrategy, Inc. Class A(a)	321	63,365
Mitek Systems, Inc.(a)	1,000	6,150
MobileIron, Inc.(a)	2,404	9,015
Model N, Inc.(a)	700	6,195
Monotype Imaging Holdings, Inc.	1,393	27,651
Nuance Communications, Inc.(a)	7,945	118,381
Park City Group, Inc.(a)	400	5,080
Paycom Software, Inc.(a)	1,500	68,235
Paylocity Holding Corp.(a)	700	21,007
Pegasystems, Inc.	1,261	45,396
Progress Software Corp.	1,700	54,281
Proofpoint, Inc.(a)	1,396	98,627
PROS Holdings, Inc.(a)	800	17,216
PTC, Inc.(a)	3,993	184,756
QAD, Inc. Class A	300	9,120
Qualys, Inc.(a)	1,064	33,676
Rapid7, Inc.(a)	700	8,519
RealPage, Inc.(a)	1,881	56,430
RingCentral, Inc. Class A(a)	1,985	40,891
Rosetta Stone, Inc.(a)	600	5,346
Rubicon Project, Inc.(a)	1,207	8,956
Sapiens International Corp. NV	800	11,472
SecureWorks Corp. Class A(a)	400	4,236
ServiceNow, Inc.(a)	5,527	410,877
Silver Spring Networks, Inc.(a)	1,300	17,303
Splunk, Inc.(a)	4,584	234,472
SS&C Technologies Holdings, Inc.	5,952	170,227
Synchronoss Technologies, Inc.(a)	1,397	53,505
Synopsys, Inc.(a)	5,383	316,843
Tableau Software, Inc. Class A(a)	1,885	79,453
Take-Two Interactive Software, Inc.(a)	2,950	145,406
Tangoe, Inc.(a)	900	7,092
Telenav, Inc.(a)	1,052	7,417
TiVo Corp.(a)	4,000	83,600
Tyler Technologies, Inc.(a)	1,219	174,037
Ultimate Software Group, Inc.(a)	966	176,150
Varonis Systems, Inc.(a)	390	10,452
VASCO Data Security International, Inc.(a)	1,000	13,650
Verint Systems, Inc.(a)	2,129	75,047
VirnetX Holding Corp.(a)	1,600	3,520
VMware, Inc. Class A(a)	2,883	226,979
Workday, Inc. Class A(a)	4,148	274,141
Workiva, Inc.(a)	700	9,555
Zendesk, Inc.(a)	2,787	59,084
Zix Corp.(a)	1,800	8,892
Zynga, Inc. Class A(a)	26,200	67,334

		6,536,665

Specialty Retail – 2.0%
Aaron’s, Inc.	2,238	71,594
Abercrombie & Fitch Co. Class A	2,296	27,552
America’s Car-Mart, Inc.(a)	244	10,675
American Eagle Outfitters, Inc.	5,950	90,262
Asbury Automotive Group, Inc.(a)	722	44,547
Ascena Retail Group, Inc.(a)	5,763	35,673
At Home Group, Inc.(a)	300	4,389
Barnes & Noble Education, Inc.(a)	1,300	14,911
Barnes & Noble, Inc.	2,154	24,017
Big 5 Sporting Goods Corp.	600	10,410
Boot Barn Holdings, Inc.(a)	700	8,764
Buckle, Inc.	984	22,435
Build-A-Bear Workshop, Inc.(a)	500	6,875
Burlington Stores, Inc.(a)	2,478	210,010
Cabela’s, Inc.(a)	1,753	102,638
Caleres, Inc.	1,500	49,230
Camping World Holdings, Inc. Class A	400	13,036
Cato Corp. Class A	900	27,072
Chico’s FAS, Inc.	4,400	63,316
Children’s Place, Inc.	681	68,747
Citi Trends, Inc.	500	9,420
Conn’s, Inc.(a)	643	8,134
Container Store Group, Inc.(a)	900	5,715
CST Brands, Inc.	2,583	124,371
Destination XL Group, Inc.(a)	1,200	5,100
Dick’s Sporting Goods, Inc.	3,077	163,389
DSW, Inc. Class A	2,300	52,095
Express, Inc.(a)	2,449	26,351
Finish Line, Inc. Class A	1,400	26,334
Five Below, Inc.(a)	1,854	74,086
Francesca’s Holdings Corp.(a)	1,375	24,791
GameStop Corp. Class A	3,600	90,936
Genesco, Inc.(a)	705	43,781
GNC Holdings, Inc. Class A	2,303	25,425
Group 1 Automotive, Inc.	752	58,611
Guess?, Inc.	2,000	24,200
Haverty Furniture Cos., Inc.	700	16,590
Hibbett Sports, Inc.(a)	834	31,108
Kirkland’s, Inc.(a)	500	7,755
Lithia Motors, Inc. Class A	823	79,691
Lumber Liquidators Holdings, Inc.(a)	876	13,788
MarineMax, Inc.(a)	878	16,989
Michaels Cos., Inc.(a)	3,191	65,256
Monro Muffler Brake, Inc.	1,098	62,806
Murphy USA, Inc.(a)	1,294	79,542
Office Depot, Inc.	19,100	86,332
Party City Holdco, Inc.(a)	900	12,780
Penske Automotive Group, Inc.	1,377	71,384
Pier 1 Imports, Inc.	2,700	23,058
Rent-A-Center, Inc.	1,700	19,125
RH(a)	1,329	40,800
Sally Beauty Holdings, Inc.(a)	5,085	134,346
Sears Hometown and Outlet Stores, Inc.(a)	400	1,880
Select Comfort Corp.(a)	1,576	35,649
Shoe Carnival, Inc.	500	13,490

See accompanying notes to financial statements.

94

State Street Small/Mid Cap Equity Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Shares	Value
COMMON STOCKS – (continued)
Specialty Retail – (continued)
Sonic Automotive, Inc. Class A	900	$20,610
Sportsman’s Warehouse Holdings, Inc.(a)	900	8,451
Stage Stores, Inc.	1,300	5,681
Stein Mart, Inc.	1,053	5,770
Tailored Brands, Inc.	1,652	42,209
Tile Shop Holdings, Inc.(a)	1,119	21,876
Tilly’s, Inc. Class A(a)	400	5,276
Vitamin Shoppe, Inc.(a)	800	19,000
West Marine, Inc.(a)	982	10,282
Williams-Sonoma, Inc.	3,148	152,332
Winmark Corp.	112	14,129
Zumiez, Inc.(a)	600	13,110

		2,799,987

Technology Hardware, Storage & Peripherals – 0.4%
3D Systems Corp.(a)	3,900	51,831
Avid Technology, Inc.(a)	1,100	4,840
CPI Card Group, Inc.	669	2,776
Cray, Inc.(a)	1,366	28,276
Diebold Nixdorf, Inc.	2,351	59,128
Eastman Kodak Co.(a)	600	9,300
Electronics For Imaging, Inc.(a)	1,605	70,395
Immersion Corp.(a)	935	9,939
NCR Corp.(a)	4,367	177,126
Nimble Storage, Inc.(a)	2,100	16,632
Pure Storage, Inc. Class A(a)	2,300	26,013
Stratasys, Ltd.(a)	1,682	27,820
Super Micro Computer, Inc.(a)	1,272	35,680
USA Technologies, Inc.(a)	700	3,010

		522,766

Textiles, Apparel & Luxury Goods – 0.8%
Carter’s, Inc.	1,739	150,232
Columbia Sportswear Co.	987	57,542
Crocs, Inc.(a)	2,500	17,150
Culp, Inc.	400	14,860
Deckers Outdoor Corp.(a)	1,120	62,037
Delta Apparel, Inc.(a)	300	6,219
Fossil Group, Inc.(a)	1,400	36,204
G-III Apparel Group, Ltd.(a)	1,481	43,778
Iconix Brand Group, Inc.(a)	1,400	13,076
Kate Spade & Co.(a)	4,600	85,882
lululemon athletica, Inc.(a)	3,432	223,046
Movado Group, Inc.	500	14,375
Oxford Industries, Inc.	530	31,869
Perry Ellis International, Inc.(a)	400	9,964
Sequential Brands Group, Inc.(a)	1,310	6,131
Skechers U.S.A., Inc. Class A(a)	4,647	114,223
Steven Madden, Ltd.(a)	2,100	75,075
Superior Uniform Group, Inc.	400	7,848
Unifi, Inc.(a)	500	16,315
Vera Bradley, Inc.(a)	700	8,204
Vince Holding Corp.(a)	700	2,835
Wolverine World Wide, Inc.	3,400	74,630

		1,071,495

Thrifts & Mortgage Finance – 1.3%
Astoria Financial Corp.	3,100	57,815
Bank Mutual Corp.	1,400	13,230
BankFinancial Corp.	500	7,410
Bear State Financial, Inc.	600	6,090
Beneficial Bancorp, Inc.	2,400	44,160
BofI Holding, Inc.(a)	2,100	59,955
BSB Bancorp, Inc.(a)	279	8,077
Capitol Federal Financial, Inc.	4,500	74,070
Charter Financial Corp.	500	8,335
Clifton Bancorp, Inc.	720	12,182
Dime Community Bancshares, Inc.	1,000	20,100
ESSA Bancorp, Inc.	300	4,716
Essent Group, Ltd.(a)	2,600	84,162
EverBank Financial Corp.	3,500	68,075
Federal Agricultural Mortgage Corp. Class C	300	17,181
First Defiance Financial Corp.	348	17,658
Flagstar Bancorp, Inc.(a)	700	18,858
Hingham Institution for Savings	46	9,052
Home Bancorp, Inc.	300	11,583
HomeStreet, Inc.(a)	774	24,458
Impac Mortgage Holdings, Inc.(a)	389	5,454
Kearny Financial Corp.	3,100	48,205
Lake Sunapee Bank Group	300	7,077
LendingTree, Inc.(a)	248	25,135
Meridian Bancorp, Inc.	1,600	30,240
Meta Financial Group, Inc.	281	28,915
MGIC Investment Corp.(a)	12,100	123,299
Nationstar Mortgage Holdings, Inc.(a)	1,100	19,866
New York Community Bancorp, Inc.	16,723	266,063
NMI Holdings, Inc. Class A(a)	1,700	18,105
Northfield Bancorp, Inc.	1,400	27,958
Northwest Bancshares, Inc.	3,400	61,302
OceanFirst Financial Corp.	1,000	30,030
Ocwen Financial Corp.(a)	3,400	18,326
Oritani Financial Corp.	1,300	24,375
PennyMac Financial Services, Inc. Class A(a)	500	8,325
PHH Corp.(a)	1,800	27,288
Provident Bancorp, Inc.(a)	200	3,580
Provident Financial Holdings, Inc.	200	4,044
Provident Financial Services, Inc.	2,100	59,430
Radian Group, Inc.	7,500	134,850
SI Financial Group, Inc.	600	9,240
Southern Missouri Bancorp, Inc.	200	7,076
Territorial Bancorp, Inc.	255	8,374
TFS Financial Corp.	1,929	36,728
TrustCo Bank Corp. NY	3,100	27,125
United Community Financial Corp.	1,600	14,304
United Financial Bancorp, Inc.	1,700	30,872
Walker & Dunlop, Inc.(a)	900	28,080
Walter Investment Management Corp.(a)	1,100	5,225
Washington Federal, Inc.	3,200	109,920
Waterstone Financial, Inc.	900	16,560
Western New England Bancorp, Inc.	900	8,415
WSFS Financial Corp.	1,000	46,350

		1,887,303

Tobacco – 0.1%
Alliance One International, Inc.(a)	300	5,760
Turning Point Brands, Inc.(a)	200	2,450

See accompanying notes to financial statements.

95

State Street Small/Mid Cap Equity Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Shares	Value
COMMON STOCKS – (continued)
Tobacco – (continued)
Universal Corp.	741	$47,239
Vector Group, Ltd.	3,250	73,905

		129,354

Trading Companies & Distributors – 1.1%
Air Lease Corp.	3,500	120,155
Aircastle, Ltd.	1,600	33,360
Applied Industrial Technologies, Inc.	1,261	74,903
Beacon Roofing Supply, Inc.(a)	2,049	94,398
BMC Stock Holdings, Inc.(a)	1,825	35,588
CAI International, Inc.(a)	500	4,335
DXP Enterprises, Inc.(a)	500	17,370
GATX Corp.	1,485	91,446
GMS, Inc.(a)	300	8,784
H&E Equipment Services, Inc.	1,100	25,575
HD Supply Holdings, Inc.(a)	7,030	298,845
Herc Holdings, Inc.(a)	838	33,654
Kaman Corp.	899	43,988
Lawson Products, Inc.(a)	200	4,760
MRC Global, Inc.(a)	3,200	64,832
MSC Industrial Direct Co., Inc. Class A	1,658	153,183
Neff Corp. Class A(a)	600	8,460
NOW, Inc.(a)	3,800	77,786
Rush Enterprises, Inc. Class A(a)	1,000	31,900
Rush Enterprises, Inc. Class B(a)	200	6,174
SiteOne Landscape Supply, Inc.(a)	400	13,892
Textainer Group Holdings, Ltd.	800	5,960
Titan Machinery, Inc.(a)	600	8,742
Triton International, Ltd.	1,300	20,540
Univar, Inc.(a)	1,601	45,420
Veritiv Corp.(a)	291	15,641
Watsco, Inc.	901	133,456
WESCO International, Inc.(a)	1,728	114,999
Willis Lease Finance Corp.(a)	100	2,558

		1,590,704

Transportation Infrastructure – 0.2%
Macquarie Infrastructure Corp.	2,616	213,727
Wesco Aircraft Holdings, Inc.(a)	1,900	28,405

		242,132

Water Utilities – 0.3%
American States Water Co.	1,246	56,768
Aqua America, Inc.	6,215	186,699
AquaVenture Holdings, Ltd.(a)	200	4,906
Artesian Resources Corp. Class A	251	8,017
California Water Service Group	1,676	56,816
Connecticut Water Service, Inc.	400	22,340
Consolidated Water Co., Ltd.	500	5,425
Global Water Resources, Inc.	300	2,730
Middlesex Water Co.	500	21,470
SJW Group	600	33,588
York Water Co.	400	15,280

		414,039

Wireless Telecommunication Services – 0.7%
Boingo Wireless, Inc.(a)	1,200	14,628
NII Holdings, Inc.(a)	1,800	3,870
Shenandoah Telecommunications Co.	1,550	42,315
Spok Holdings, Inc.	700	14,525
Sprint Corp.(a)	26,574	223,753
T-Mobile US, Inc.(a)	10,041	577,458
Telephone & Data Systems, Inc.	3,300	95,271
United States Cellular Corp.(a)	500	21,860

		993,680

TOTAL COMMON STOCKS (Cost $136,877,147)		147,855,316

RIGHTS – 0.0%(e)
Biotechnology – 0.0%(e)
Dyax Corp. (CVR)(a)(c) (Cost $1,120)	1,009	1,120

SHORT-TERM INVESTMENT – 2.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.42%(f)(g) (Cost $3,020,616)	3,020,616	3,020,616

TOTAL INVESTMENTS – 106.1% (Cost $139,898,883)		150,877,052
Liabilities in Excess of Other Assets – (6.1)%		(8,608,431)

NET ASSETS – 100.0%		$142,268,621

(a)	Non-income producing security.

(b)	Reflects separate holdings of the issuer’s common stock traded on different securities exchanges.

(c)

Fair valued as determined in good faith by the Trust’s Oversight Committee in accordance with procedures approved by the Board of Trustees. as of December 31, 2016, total aggregate fair value of securities is $3,868 representing 0.0% of net assets.

(d)

Fair valued as determined in good faith by the Trust’s Oversight Committee in accordance with policy and procedures approved by the Board of Trustees. Security value is determined based on Level 3 inputs. As of December 31, 2016, total aggregate fair value of security is $0, representing 0.0% of the Portfolio’s net assets.

(e)	Amount shown represents less than 0.05% of net assets.

(f)	The rate shown is the annualized seven-day yield at December 31, 2016.

(g)

The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended December 31, 2016 are shown in the Affiliate Table below.

CVR	Contingent Value Rights
NVDR	Non Voting Depositary Receipt
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

96

State Street Small/Mid Cap Equity Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

At December 31, 2016, open futures contracts purchased were as follows:

Futures Contracts	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
E-mini S&P MidCap 400 Index (long)	03/17/2017	12	$1,990,920	$(26,814)
Russell 2000 Index Mini (long)	03/17/2017	12	814,140	(10,826)

Total unrealized appreciation/(depreciation) on open futures contracts purchased				$(37,640)

During the period ended December 31, 2016, average notional value related to futures contracts was $1,609,938 or 1% of net assets.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of December 31, 2016.

Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Assets:
Investments:
Common Stocks
Aerospace & Defense	$2,398,505	$–	$–	$2,398,505
Air Freight & Logistics	359,841	–	–	359,841
Airlines	742,824	–	–	742,824
Auto Components	1,630,229	–	–	1,630,229
Automobiles	1,141,147	–	–	1,141,147
Banks	11,264,269	–	–	11,264,269
Beverages	131,676	–	–	131,676
Biotechnology	5,374,160	2,748	–	5,376,908
Building Products	1,565,661	–	–	1,565,661
Capital Markets	2,750,189	–	–	2,750,189
Chemicals	3,840,296	–	–	3,840,296
Commercial Services & Supplies	2,376,830	–	–	2,376,830
Communications Equipment	2,372,243	–	–	2,372,243
Construction & Engineering	1,145,847	–	–	1,145,847
Construction Materials	345,489	–	–	345,489
Consumer Finance	960,741	–	–	960,741
Containers & Packaging	1,651,701	–	–	1,651,701
Distributors	227,517	–	–	227,517
Diversified Consumer Services	1,146,701	–	–	1,146,701
Diversified Financial Services	1,298,459	–	–	1,298,459
Diversified Telecommunication Services	1,094,317	–	–	1,094,317
Electric Utilities	1,673,346	–	–	1,673,346
Electrical Equipment	808,548	–	–	808,548
Electronic Equipment, Instruments & Components	4,009,970	–	–	4,009,970
Energy Equipment & Services	1,894,556	–	–	1,894,556
Equity Real Estate Investment Trusts (REITs)	155,821	–	–	155,821
Food & Staples Retailing	976,353	–	–	976,353
Food Products	3,024,544	–	–	3,024,544
Gas Utilities	1,477,679	–	–	1,477,679
Health Care Equipment & Supplies	3,979,643	–	–	3,979,643
Health Care Providers & Services	2,281,840	–	–	2,281,840
Health Care Technology	666,122	–	–	666,122
Hotels, Restaurants & Leisure	5,958,219	–	–	5,958,219
Household Durables	1,490,156	–	–	1,490,156
Household Products	374,151	–	–	374,151
Independent Power Producers & Energy Traders	452,121	–	–	452,121
Industrial Conglomerates	278,503	–	–	278,503
Insurance	6,461,711	–	–	6,461,711
Internet & Catalog Retail	926,341	–	–	926,341

See accompanying notes to financial statements.

97

State Street Small/Mid Cap Equity Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs		Total
Internet Software & Services	$2,728,597	$–	$–		$2,728,597
IT Services	4,939,253	–	–		4,939,253
Leisure Equipment & Products	627,329	–	–		627,329
Life Sciences Tools & Services	1,611,512	–	–		1,611,512
Machinery	5,618,038	–	–		5,618,038
Marine	190,620	–	–		190,620
Media	3,863,928	–	–		3,863,928
Metals & Mining	2,139,964	–	0	(a)	2,139,964
Mortgage Real Estate Investment	211,994	–	–		211,994
Multi-Utilities	666,891	–	–		666,891
Multiline Retail	265,154	–	–		265,154
Oil, Gas & Consumable Fuels	4,637,127	–	–		4,637,127
Paper & Forest Products	489,159	–	–		489,159
Personal Products	557,572	–	–		557,572
Pharmaceuticals	1,147,841	–	–		1,147,841
Professional Services	1,151,990	–	–		1,151,990
Real Estate Investment Trusts (REITs)	14,404,950	–	–		14,404,950
Real Estate Management & Development	769,800	–	–		769,800
Road & Rail	1,052,324	–	–		1,052,324
Semiconductors & Semiconductor Equipment	3,882,134	–	–		3,882,134
Software	6,536,665	–	–		6,536,665
Specialty Retail	2,799,987	–	–		2,799,987
Technology Hardware, Storage & Peripherals	522,766	–	–		522,766
Textiles, Apparel & Luxury Goods	1,071,495	–	–		1,071,495
Thrifts & Mortgage Finance	1,887,303	–	–		1,887,303
Tobacco	129,354	–	–		129,354
Trading Companies & Distributors	1,590,704	–	–		1,590,704
Transportation Infrastructure	242,132	–	–		242,132
Water Utilities	414,039	–	–		414,039
Wireless Telecommunication Services	993,680	–	–		993,680
Rights
Biotechnology	–	1,120	–		1,120
Short-Term Investment	3,020,616	–	–		3,020,616

Total Investments	$150,873,184	$3,868	$0	(a)	$150,877,052

Liabilities:
Other Financial Instruments:
Futures Contracts(b)	$(37,640)	$–	$–		$(37,640)

Total Other Financial Instruments	$(37,640)	$–	$–		$(37,640)

(a)	Fund held a Level 3 security that was valued at $0 at December 31, 2016.

(b)	Futures Contracts are valued at unrealized appreciation (depreciation).

Affiliate Table

	Number of shares held at 12/31/15	Value at 12/31/15	Shares purchased	Shares sold	Number of shares held at 12/31/16	Value at 12/31/16	Dividend income	Realized gain (loss)
State Street Institutional Liquid Reserves Fund, Premier Class	976,457	$976,457	116,987,182	117,963,639	–	$–	$6,876	$–
State Street Institutional U.S. Government Money Market Fund, Premier Class	–	–	7,974,367	4,953,751	3,020,616	3,020,616	2,036	–

Total		$976,457				$3,020,616	$8,912	$–

See accompanying notes to financial statements.

98

State Street Institutional Investment Trust

Statements of Assets and Liabilities

December 31, 2016

	State Street Aggregate Bond Index Portfolio	State Street Global Equity ex-U.S. Index Portfolio	State Street Small/Mid Cap Equity Index Portfolio
Assets
Investments in unaffiliated issuers, at value (Note 2)	$239,096,607	$536,916,440	$147,856,436
Investments in affiliated issuers, at value (Note 2)	11,977,648	16,717,694	3,020,616

Total Investments	251,074,255	553,634,134	150,877,052
Foreign currency, at value	–	2,455,480	–
Cash at broker	–	445,200	120,000
Cash	–	1,299	37
Receivable from broker – variation margin on open futures contracts	–	149,973	–
Receivable for investments sold	374,966	2,972	–
Receivable for fund shares sold	7,209,232	19,705,499	1,310,448
Dividends receivable – unaffiliated issuers (Note 2)	1,351,532	504,214	207,489
Dividends receivable – affiliated issuers (Note 2)	2,735	1,717	964
Receivable from Advisor (Note 5)	34,817	114,341	58,137
Receivable for foreign taxes recoverable	320	314,244	–
Prepaid expenses and other assets	323	545	114

Total assets	260,048,180	577,329,618	152,574,241

Liabilities
Payable for investments purchased	1,589,739	24,150,792	1,238,180
Payable for when issued/delayed securities purchased	8,476,940	–	–
Payable to broker – variation margin on open futures contracts	–	–	11,662
Payable for fund shares repurchased	–	279,566	8,993,675
Deferred foreign taxes payable	–	24,836	–
Advisory fee payable (Note 5)	788	742	1,530
Custodian fees payable (Note 5)	–	94,806	–
Registration and filing fees payable	14,726	20,241	13,674
Professional fees payable	58,544	55,992	46,565
Printing and postage fees payable	1,935	2,141	126
Accrued expenses and other liabilities	–	658	208

Total liabilities	10,142,672	24,629,774	10,305,620

Net Assets	$249,905,508	$552,699,844	$142,268,621

Net Assets Consist of:
Paid-in Capital	$256,094,199	$559,182,548	$131,220,299
Undistributed (distribution in excess of) net investment income (loss)	(127,004)	(429,427)	(3,954)
Accumulated net realized gain (loss) on investments, foreign currency transactions and futures contracts	(285,977)	(5,325,734)	111,747
Net unrealized appreciation (depreciation) on:
Investments**	(5,775,710)	(576,472)	10,978,169
Foreign currency transactions	–	(75,431)	–
Futures contracts	–	(75,640)	(37,640)

Net Assets	$249,905,508	$552,699,844	$142,268,621

Net Asset Value Per Share
Net asset value per share	$9.91	$8.73	$10.65

Shares outstanding	25,208,512	63,279,738	13,359,642

Cost of Investments:
Investments in unaffiliated issuers	$244,872,317	$537,468,076	$136,878,267
Investments in affiliated issuers	11,977,648	16,717,694	3,020,616

Total cost of investments	$256,849,965	$554,185,770	$139,898,883

Foreign currency, at cost	$–	$2,493,182	$–

** Includes deferred foreign taxes	$–	$24,836	$–

See accompanying notes to financial statements.

99

State Street Institutional Investment Trust

Statements of Operations

For the Year Ended December 31, 2016

	State Street Aggregate Bond Index Portfolio	State Street Global Equity ex-U.S. Index Portfolio	State Street Small/Mid Cap Equity Index Portfolio
Investment Income
Interest income	$3,448,914	$–	$–
Dividend income – unaffiliated issuers (Note 2)	–	8,984,972	1,293,903
Dividend income – affiliated issuers (Note 2)	53,243	13,190	8,912
Foreign taxes withheld	(32)	(805,139)	(1,924)

Total investment income (loss)	3,502,125	8,193,023	1,300,891

Expenses
Advisory Fee (Note 5)	18,641	47,179	13,585
Custodian fees (Note 5)	–	466,836	–
Trustees’ fees and expenses (Note 6)	19,532	20,774	18,978
Registration and filing fees	10,939	19,156	14,183
Professional fees	146,815	144,991	126,429
Printing and postage fees	5,658	4,965	5,388
Insurance expense	7,915	8,153	116
Miscellaneous expenses	3,193	7,004	271

Total expenses	212,693	719,058	178,950

Expenses waived/reimbursed by the Adviser (Note 5)	(196,091)	(472,780)	(153,859)

Net expenses	16,602	246,278	25,091

Net Investment Income (Loss)	3,485,523	7,946,745	1,275,800

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments – unaffiliated issuers*	(287,487)	(5,176,349)	1,034,999
Foreign currency transactions	–	(283,492)	–
Futures contracts	–	852,673	407,521

Net realized gain (loss)	(287,487)	(4,607,168)	1,442,520

Net change in unrealized appreciation/depreciation on:
Investments – unaffiliated issuers**	(4,935,390)	13,336,772	12,713,120
Foreign currency translations	–	(62,976)	–
Futures contracts	–	(139,090)	(54,982)

Net change in unrealized appreciation/depreciation	(4,935,390)	13,134,706	12,658,138

Net realized and unrealized gain (loss)	(5,222,877)	8,527,538	14,100,658

Net Increase (Decrease) in Net Assets From Operations	$(1,737,354)	$16,474,283	$15,376,458

* Includes foreign capital gain taxes	$–	$(1,987)	$–

** Includes foreign deferred taxes	$–	$(24,836)	$–

See accompanying notes to financial statements.

100

State Street Institutional Investment Trust

Statements of Changes in Net Assets

	State Street Aggregate Bond Index Portfolio		State Street Global Equity ex-U.S. Index Portfolio
	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/16	Year Ended 12/31/15
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$3,485,523	$1,450,870	$7,946,745	$2,457,575
Net realized gain (loss)	(287,487)	516,297	(4,607,168)	(999,233)
Net change in unrealized appreciation/depreciation	(4,935,390)	(1,351,934)	13,134,706	(10,001,735)

Net increase (decrease) in net assets resulting from operations	(1,737,354)	615,233	16,474,283	(8,543,393)

Distributions to Shareholders from:
Net investment income	(3,169,215)	(1,321,087)	(8,017,668)	(2,500,924)
Net realized gains	(287,585)	(939,187)	–	–
Return of capital	–	(143,433)	–	–

Total distributions to shareholders	(3,456,800)	(2,403,707)	(8,017,668)	(2,500,924)

From Beneficial Interest Transactions:
Proceeds from sale of shares sold	189,555,151	43,053,139	473,015,931	88,218,101
Reinvestment of distributions	3,456,799	2,403,707	8,017,668	2,500,924
Cost of shares redeemed	(21,754,269)	(39,871,948)	(54,251,622)	(11,674,037)

Net increase (decrease) in net assets	171,257,681	5,584,898	426,781,977	79,044,988

Voluntary contribution from Adviser	–	1,087	–	670

Net increase (decrease) in net assets during the period	166,063,527	3,797,511	435,238,592	68,001,341

Net Assets at Beginning of Period	83,841,981	80,044,470	117,461,252	49,459,911

Net Assets at End of Period	$249,905,508	$83,841,981	$552,699,844	$117,461,252

Undistributed (distribution in excess of) net investment income (loss)	$(127,004)	$(25,248)	$(429,427)	$(74,567)

Shares of Beneficial Interest:
Shares sold	18,529,423	4,249,283	54,609,188	9,497,332
Reinvestment of distributions	341,605	239,374	925,828	300,231
Shares redeemed	(2,139,740)	(3,906,083)	(6,157,992)	(1,291,303)

Net increase (decrease)	16,731,288	582,574	49,377,024	8,506,260

*	Inception date.

See accompanying notes to financial statements.

101

State Street Institutional Investment Trust

Statements of Changes in Net Assets

	State Street Small/Mid Cap Equity Index Portfolio
	Year Ended 12/31/16	For the Period 8/11/15* - 12/31/15
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$1,275,800	$159,432
Net realized gain (loss)	1,442,520	(72,317)
Net change in unrealized appreciation/depreciation	12,658,138	(1,717,609)

Net increase (decrease) in net assets resulting from operations	15,376,458	(1,630,494)

Distributions to Shareholders from:
Net investment income	(1,296,402)	(170,569)
Net realized gains	(1,204,195)	(37,397)
Return of capital	–	–

Total distributions to shareholders	(2,500,597)	(207,966)

From Beneficial Interest Transactions:
Proceeds from sale of shares sold	120,269,317	32,157,103
Reinvestment of distributions	2,500,596	207,966
Cost of shares redeemed	(21,528,449)	(2,375,313)

Net increase (decrease) in net assets	101,241,464	29,989,756

Voluntary contribution from Adviser	–	–

Net increase (decrease) in net assets during the period	114,117,325	28,151,296

Net Assets at Beginning of Period	28,151,296	–

Net Assets at End of Period	$142,268,621	$28,151,296

Undistributed (distribution in excess of) net investment income (loss)	$(3,954)	$(443)

Shares of Beneficial Interest:
Shares sold	12,187,686	3,259,393
Reinvestment of distributions	233,482	22,778
Shares redeemed	(2,089,826)	(253,871)

Net increase (decrease)	10,331,342	3,028,300

See accompanying notes to financial statements.

102

State Street Institutional Investment Trust

Financial Highlights

Selected data for a share outstanding throughout each period

	State Street Aggregate Bond Index Portfolio
	Year Ended 12/31/16	Year Ended 12/31/15		For the Period 9/19/14* - 12/31/14
Net asset value, beginning of period	$9.89	$10.14		$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.23	0.20		0.04
Net realized and unrealized gain (loss)	0.01	(0.13)		0.16

Total from investment operations	0.24	0.07		0.20

Voluntary contribution from Adviser	–	0.00	(b)	0.00	(b)

Distributions to shareholders from:
Net investment income	(0.21)	(0.19)		(0.04)
Net realized gains	(0.01)	(0.11)		(0.02)
Return of capital	–	(0.02)		–

Total distributions	(0.22)	(0.32)		(0.06)

Net asset value, end of period	$9.91	$9.89		$10.14

Total return(c)	2.39%	0.65	%(e)	2.00	%(d)(f)
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$249,906	$83,842		$80,044
Ratios to average net assets:
Total expenses	0.14%	0.17%		0.25	%(g)
Net expenses	0.01%	0.03%		0.04	%(g)
Net investment income (loss)	2.24%	2.00%		1.52	%(g)
Portfolio turnover rate	194%	62%		16	%(d)

*	Commencement of operations.

(a)	Net investment income per share is calculated using the average shares method.

(b)	Amount is less than $0.005 per share.

(c)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.

(d)	Not annualized.

(e)	If the Adviser had not made a voluntary contribution during the year ended 12/31/15, the total return would have decreased by less than 0.005%.

(f)	If the Adviser had not made a voluntary contribution during the period ended 12/31/14, the total return would have decreased by less than 0.005%.

(g)	Annualized.

See accompanying notes to financial statements.

103

State Street Institutional Investment Trust

Financial Highlights

Selected data for a share outstanding throughout each period

	State Street Global Equity ex-U.S. Index Portfolio
	Year Ended 12/31/16	Year Ended 12/31/15		For the Period 9/17/14* - 12/31/14
Net asset value, beginning of period	$8.45	$9.17		$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.22	0.25		0.05
Net realized and unrealized gain (loss)	0.20	(0.79)		(0.82)

Total from investment operations	0.42	(0.54)		(0.77)

Voluntary contribution from Adviser	–	0.00	(b)	0.00	(b)

Distributions to shareholders from:
Net investment income	(0.14)	(0.18)		(0.06)

Net asset value, end of period	$8.73	$8.45		$9.17

Total return(c)	5.06%	(5.84	)%(e)	(7.72	)%(d)(f)
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$552,700	$117,461		$49,460
Ratios to average net assets:
Total expenses	0.23%	0.48%		0.73	%(g)
Net expenses	0.08%	0.08%		0.31	%(g)
Net investment income (loss)	2.51%	2.73%		1.77	%(g)
Portfolio turnover rate	8%	3%		0	%(d)

*	Commencement of operations.

(a)	Net investment income per share is calculated using the average shares method.

(b)	Amount is less than $0.005 per share.

(c)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.

(d)	Not annualized.

(e)	If the Adviser had not made a voluntary contribution during the year ended 12/31/15, the total return would have decreased by less than 0.005%.

(f)	If the Adviser had not made a voluntary contribution during the period ended 12/31/14, the total return would have decreased by less than 0.005%.

(g)	Annualized.

See accompanying notes to financial statements.

104

State Street Institutional Investment Trust

Financial Highlights

Selected data for a share outstanding throughout each period

	State Street Small/Mid Cap Equity Index Portfolio
	Year Ended 12/31/16	For the Period 8/12/15* - 12/31/15
Net asset value, beginning of period	$9.30	$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.15	0.06
Net realized and unrealized gain (loss)	1.38	(0.69)

Total from investment operations	1.53	(0.63)

Distributions to shareholders from:
Net investment income	(0.09)	(0.06)
Net realized gains	(0.09)	(0.01)

Total distributions	(0.18)	(0.07)

Net asset value, end of period	$10.65	$9.30

Total return(b)	16.46%	6.30	%(c)
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$142,269	$28,151
Ratios to average net assets:
Total expenses	0.22%	0.41	%(d)
Net expenses	0.03%	0.03	%(d)
Net investment income (loss)	1.55%	1.61	%(d)
Portfolio turnover rate	21%	8	%(c)

*	Commencement of operations.

(a)	Net investment income per share is calculated using the average shares method.

(b)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.

(c)	Not annualized.

(d)	Annualized.

See accompanying notes to financial statements.

105

State Street Institutional Investment Trust

Notes to Financial Statements

December 31, 2016

1.	Organization

State Street Institutional Investment Trust (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (“1940 Act”), is an open-end management investment company.

As of December 31, 2016, the Trust consists of thirty-three (33) series (and corresponding classes, each of which have the same rights and privileges, including voting rights) each of which represents a separate series of beneficial interest in the Trust. The Declaration of Trust permits the Board of Trustees of the Trust (the “Board”) to authorize the issuance of an unlimited number of shares of beneficial interest with no par value. The financial statements herein relate to the following Funds and Portfolios:

Fund	Classes	Commencement of Operations	Diversification Classification
State Street Aggregate Bond Index Fund	Class A Class I Class K Class C	September 19, 2014 September 19, 2014 September 19, 2014 Not commenced	Diversified Diversified Diversified Diversified
State Street Global Equity ex-U.S. Index Fund	Class A Class I Class K Class C	September 17, 2014 September 17, 2014 September 17, 2014 Not commenced	Diversified Diversified Diversified Diversified
State Street Small/Mid Cap Equity Index Fund	Class A Class I Class K Class C	October 16, 2015 October 16, 2015 August 12, 2015 Not commenced	Diversified Diversified Diversified Diversified
State Street Aggregate Bond Index Portfolio		September 19, 2014	Diversified
State Street Global Equity ex-U.S. Index Portfolio		September 17, 2014	Diversified
State Street Small/Mid Cap Equity Index Portfolio		August 12, 2015	Diversified

The financial statements of the State Street Aggregate Bond Index Portfolio, State Street Global Equity ex-U.S. Index Portfolio and the State Street Small/Mid Cap Equity Index Portfolio (each a “Portfolio” and collectively the “Portfolios”), including the Schedules of Investments on this report, should be read in conjunction with these financial statements.

State Street Aggregate Bond Index Fund, State Street Global Equity ex-U.S. Index Fund and State Street Small/Mid Cap Equity Index Fund (each a “Fund” and collectively the “Funds”) each are part of a master-feeder structure and each Fund invests substantially all of its assets in its respective master portfolio as shown below. Each Portfolio is a separate series of the Trust. The performance of each Fund is directly affected by the performance of its respective Portfolio.

106

State Street Institutional Investment Trust

Notes to Financial Statements — (continued)

December 31, 2016

Fund Name	Portfolio Name	Fund Ownership Interest in Portfolio at 12/31/16
State Street Aggregate Bond Index Fund	State Street Aggregate Bond Index Portfolio	35.6%
State Street Global Equity ex-U.S. Index Fund	State Street Global Equity ex-U.S. Index Portfolio	40.6%
State Street Small/Mid Cap Equity Index Fund	State Street Small/Mid Cap Equity Index Portfolio	10.2%

Class A shares are available to the general public for investment through transaction-based financial intermediaries. Class A shares impose a sales charge (as a percentage of offering price) and may be subject to a 1% contingent deferred sales charge (“CDSC”) if no initial sales charge was paid at the time of purchase of an investment of $1,000,000 or more and the shares are redeemed within 18 months of purchase. Class I shares and Class K shares are sold without a sales charge and only to certain eligible investors.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund and Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Security Valuation

Each Fund records its investments in its respective Portfolio at fair value (net asset value) each business day. The valuation policy of the Portfolios is discussed below:

Each Portfolio’s investments are valued at fair value each day that the Portfolio’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that each Portfolio’s listing exchange is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of the Portfolios are valued pursuant to the policy and procedures developed by the Oversight Committee (the “Committee”) and approved by the Board. The Committee provides oversight of the valuation of investments for the Portfolios. The Board has responsibility for determining the fair value of investments.

107

State Street Institutional Investment Trust

Notes to Financial Statements — (continued)

December 31, 2016

Valuation techniques used to value each Portfolio’s investments by major category are as follows:

•

Equity investments (including preferred stocks and registered investment companies that are exchange-traded funds) traded on a recognized securities exchange for which market quotations are readily available are valued at the last sale price or official closing price, as applicable, on the primary market or exchange on which they trade. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last published sale price or at fair value.

•

Rights and warrants are valued at the last reported sale price obtained from independent pricing services or brokers on the valuation date. If no price is obtained from pricing services or brokers, valuation will be based upon the intrinsic value, pursuant to the valuation policy and procedures approved by the Board.

•

Investments in registered investment companies (including money market funds) or other unitized pooled investment vehicles that are not traded on an exchange are valued at that day’s published net asset value per share or unit.

•

Government and municipal fixed income securities are generally valued using quotations from independent pricing services or brokers. Certain government inflation-indexed securities may require a calculated fair valuation as the cumulative inflation is contained within the price provided by the pricing service or broker. For these securities, the inflation component of the price is “cleaned” from the pricing service or broker price utilizing the published inflation factors in order to ensure proper accrual of income.

•	Debt obligations (including convertible debt securities) are valued using quotations from independent pricing services or brokers or are generally valued at the last reported evaluated bid prices.

•

Exchange-traded futures contracts are valued at the closing settlement price on the primary market on which they are traded most extensively. Exchange-traded futures contracts traded on a recognized exchange for which there were no sales on that day are valued at the last reported sale price obtained from independent pricing services or brokers or at fair value.

In the event prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Committee, in accordance with the valuation policy and procedures approved by the Board.

Various inputs are used in determining the value of the Portfolio’s investments. The Portfolios value their assets and liabilities at fair value using a fair value hierarchy consisting of three broad levels that prioritize the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with investing in it.

108

State Street Institutional Investment Trust

Notes to Financial Statements — (continued)

December 31, 2016

The three levels of the fair value hierarchy are as follows:

•	Level 1 – Unadjusted quoted prices in active markets for identical asset or liability;

•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 – Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.

The value of each Portfolio’s investments according to the fair value hierarchy as of December 31, 2016, is disclosed in each Portfolio’s respective Schedule of Investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. Transfers between different levels of the fair value hierarchy are recognized at the end of the reporting period.

For the year ended December 31, 2016, there were no transfers between levels for the State Street Aggregate Bond Index Portfolio and the State Street Small/Mid Cap Equity Index Portfolio. The State Street Global Equity ex-U.S. Index Portfolio had transfers from Level 2 to Level 1 during the year ended December 31, 2016 in the amount of $454,384,980. At December 31, 2016, these investments were valued at exchange closing prices in accordance with the Portfolio’s valuation policy. At December 31, 2015, these investments applied factor prices provided by an independent third party in accordance with the Portfolio’s valuation policy and procedures. The State Street Global Equity ex-U.S. Index Portfolio had transfers from Level 1 to Level 2 during the year ended December 31, 2016 in the amount of $1,905,755 due to inactive trading of the foreign market shares in those securities. At December 31, 2016, these investments were valued using alternative valuation procedures under the valuation policy and procedures adopted by the Board. At December 31, 2015, these investments were valued at exchange closing prices in accordance with the Portfolio’s valuation policy.

Investment Transactions and Income Recognition

Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses from the sale or disposition of investments and foreign exchange transactions, if any, are determined using the identified cost method. Dividend income and capital gain distributions, if any, are recognized daily on the ex-dividend date, net of any foreign taxes withheld at source, if any. Interest income is recorded daily on an accrual basis. All premiums and discounts are amortized/accreted for financial reporting purposes. Non-cash dividends received in the form of stock are recorded as dividend income at fair value. Distributions received by the Portfolios may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains.

Certain Portfolios invest in Real Estate Investment Trusts (REITs). REITs determine the tax character of their distributions annually and may characterize a portion of their distributions as a return of capital or capital gain. The Portfolios’ policy is to record all REIT distributions initially as dividend income and re-designate the prior calendar year’s to return of capital or capital gains distributions at year end based

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December 31, 2016

on information provided by the REIT and/or SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”) estimates of such re-designations for which actual information has not yet been reported.

Expenses

Certain expenses, which are directly identifiable to a specific Fund or Portfolio, are applied to that Fund or Portfolio within the Trust. Other expenses which cannot be attributed to a specific Fund or Portfolio are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds and Portfolios within the Trust. Class specific expenses are borne by each class.

Foreign Currency Translation

The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currencies as well as investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars using exchange rates at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Foreign Taxes

The Portfolios may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with SSGA FM’s understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Portfolios invest. These foreign taxes, if any, are paid by the Portfolios and are reflected in the Statements of Operations, if applicable. Foreign taxes payable or deferred as of December 31, 2016, if any, are disclosed in the Portfolios’ Statements of Assets and Liabilities.

Distributions

The following Funds and Portfolios declare and distribute from net investment income, if any, to its shareholders:

Name	Frequency
State Street Aggregate Bond Index Fund	Monthly
State Street Global Equity ex-U.S. Index Fund	Annually
State Street Small/Mid Cap Equity Index Fund	Annually
State Street Aggregate Bond Index Portfolio	Monthly
State Street Global Equity ex-U.S. Index Portfolio	Annually
State Street Small/Mid Cap Equity Index Portfolio	Annually

Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. The amount and character of income and capital gains to be distributed are determined in accordance with applicable tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes.

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December 31, 2016

3.	Securities and Other Investments

Delayed Delivery Transactions and When-Issued Securities

During the period, certain Portfolios transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable Portfolio’s Schedule of Investments. The Portfolios may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Portfolios identify securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors.

4.	Derivative Financial Instruments

Futures Contracts

Certain Portfolios may enter into futures contracts to meet the Portfolio’s objectives. A futures contract is a standardized, exchange-traded agreement to buy or sell a financial instrument at a set price on a future date. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to the minimum initial margin requirements of the clearing house. Subsequent payments are made or received by the Portfolios equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. The Portfolios recognize a realized gain or loss when the contract is closed.

Losses may arise if the value of a futures contract decreases due to unfavorable changes in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk that the movements in the price of the futures contracts do not correlate the movement of the assets underlying such contracts.

For the period ended December 31, 2016, the following Portfolios entered into futures contracts for the strategies listed below:

Portfolio	Strategies
State Street Global Equity ex-U.S. Index Portfolio	Cash equitization and return enhancement
State Street Small/Mid Cap Equity Index Portfolio	Cash equitization and return enhancement

The following tables summarize the value of the Portfolios’ derivative instruments as of December 31, 2016, and the related location in the accompanying Statements of Assets and Liabilities and Statements of Operations, presented by primary underlying risk exposure:

Asset Derivatives

	Equity Contracts Risk	Total
State Street Global Equity ex-U.S. Index Portfolio
Futures Contracts(a)	$725	$725

(a)	Unrealized appreciation on open futures contracts.

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December 31, 2016

Liability Derivatives

	Equity Contracts Risk	Total
State Street Global Equity ex-U.S. Index Portfolio
Futures Contracts(a)	$(76,365)	$(76,365)

State Street Small/Mid Cap Equity Index Portfolio
Futures Contracts(a)	$(37,640)	$(37,640)

(a)	Unrealized depreciation on open futures contracts.

Net Realized Gain (Loss)

	Equity Contracts Risk	Total
State Street Global Equity ex-U.S. Index Portfolio
Futures Contracts(a)	$852,673	$852,673

State Street Small/Mid Cap Equity Index Portfolio
Futures Contracts(a)	$407,521	$407,521

(a)	Net realized gain (loss) on futures contracts.

Net Change in Unrealized Appreciation (Depreciation)

	Equity Contracts Risk	Total
State Street Global Equity ex-U.S. Index Portfolio
Futures Contracts(a)	$(139,090)	$(139,090)

State Street Small/Mid Cap Equity Index Portfolio
Futures Contracts(a)	$(54,982)	$(54,982)

(a)	Net change in unrealized appreciation (depreciation) on futures contracts.

5.	Fees and Transactions with Affiliates

Advisory Fee

The Funds and Portfolios retained SSGA FM as their investment adviser. Each Fund has entered into an Investment Advisory Agreement with the Adviser. For its advisory services, each Fund pays the Adviser a fee accrued daily and paid monthly, based on a percentage of each Fund’s average daily net assets as shown in the following table:

Fund
State Street Aggregate Bond Index Fund	0.03%
State Street Global Equity ex-U.S. Index Fund	0.06%
State Street Small/Mid Cap Equity Index Fund	0.03%

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Notes to Financial Statements — (continued)

December 31, 2016

The Portfolios pay no investment advisory fees to SSGA FM.

SSGA FM is contractually obligated until April 30, 2017 to waive its management fee and/or to reimburse the State Street Aggregate Bond Index Fund, the State Street Global Equity ex-U.S. Index Fund and the State Street Small/Mid Cap Equity Index Fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses, acquired fund fees and expenses and any class-specific expenses, such as distribution, shareholder servicing, administration and sub-transfer agency fees) exceed 0.04%, 0.10% and 0.03%, respectively, of average daily net assets on an annual basis. These waivers and/or reimbursements may not be terminated prior to April 30, 2017 except with the approval of the Funds’ Board.

With respect to the State Street Aggregate Bond Index Portfolio, SSGA FM agrees to waive up to the portion of the management fee and/or expenses attributable to acquired fund fees and expenses in connection with the Portfolio’s investments in To Be Announced (“TBA”) securities. This fee waiver and/or expense reimbursement may only be terminated with approval of the Portfolio’s Board.

SSGA FM is contractually obligated until April 30, 2017, to waive its management fee and/or to reimburse State Street Aggregate Bond Index Portfolio, the State Street Global Equity ex-U.S. Index Portfolio and the State Street Small/Mid Cap Equity Index Portfolio for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses, acquired fund fees and expenses and any class specific expenses such as distribution, shareholder servicing and sub-transfer agency expenses) exceed 0.04%, 0.08% and 0.03%, respectively, of average daily net assets on an annual basis. These waivers and/or reimbursements may not be terminated during the relevant period except with the approval of the Portfolio’s Board.

For the period ended December 31, 2016, SSGA FM reimbursed or waived the fees under these agreements as shown on the respective Statements of Operations.

Administrator and Sub-Administrator Fees

SSGA FM serves as administrator and State Street Bank and Trust Company (“State Street”), an affiliate of the Adviser, serves as custodian and sub-administrator to the Funds. For its administration services, each Fund pays SSGA FM a fee at an annual rate of 0.05% of its average daily net assets. The fees are accrued daily and paid monthly. For its services as custodian, each Fund pays State Street an annual fee. SSGA FM pays State Street for its services as sub-administrator.

SSGA FM serves as administrator and State Street serves as the custodian, sub-administrator and transfer agent to the Portfolios. For its administration services, each Portfolio pays SSGA FM an annual fee. The fees are accrued daily and paid monthly. SSGA FM pays State Street for its services as custodian, sub-administrator and transfer agent to the Portfolios.

Transfer Agent Fees

Boston Financial Data Services (“BFDS”), a joint venture of DST Systems, Inc. and State Street Corporation, serves as transfer agent and dividend disbursing agent to the Funds. For these services, the Funds pay annual account services fees, activity-based fees, charges related to compliance and regulatory services.

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December 31, 2016

Distribution Fees

State Street Global Markets LLC (the “Distributor” or “SSGM”) serves as the distributor of the Funds. SSGM is a wholly owned subsidiary of State Street Corporation. The Funds have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act under which a Fund may compensate the Distributor (or others) for services in connection with the distribution of the Fund’s Class A shares and for services provided to shareholders in that class (the “Plan”). The Plan calls for payments at an annual rate (based on average daily net assets) of 0.25% of the Fund’s net assets attributable to its Class A shares. In addition to payments under the Plan, the Funds may reimburse SSGM or its affiliates for payments it makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement and the manner in which it is calculated are reviewed by the Trustees periodically.

The Funds may also pay a sub-transfer agent fee at an annual rate of up to 0.20% of the Fund’s average daily net assets attributable to Class A and Class I for recordkeeping, shareholder servicing, or administrative services provided by financial intermediaries.

Other Transactions with Affiliates

The Portfolios may invest in affiliated entities, including securities issued by State Street Corporation, affiliated funds, or entities deemed to be affiliates as a result of a Portfolio owning more than five percent of the entity’s voting securities or outstanding shares. Amounts relating to these transactions during the period ended December 31, 2016 are disclosed in the applicable Schedules of Investments.

6.	Trustees’ Fees

The fees and expenses of the Trust’s trustees, who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), are paid directly by the Funds and Portfolios. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance and industry seminars.

7.	Investment Transactions

Purchases and sales of investments (excluding in-kind transactions, short term investments and derivative contracts) for the year ended December 31, 2016, were as follows:

	U.S. Government Obligations		Other Securities
	Purchases	Sales	Purchases	Sales
State Street Aggregate Bond Index Portfolio	$406,533,568	$290,699,380	$61,687,935	$4,474,303
State Street Global Equity ex-U.S. Index Portfolio	–	–	440,666,477	23,797,402
State Street Small/Mid Cap Equity Index Portfolio	–	–	124,255,337	16,946,621

8.	Income Tax Information

The Funds and the Portfolios have qualified and intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. Each Fund and each

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Notes to Financial Statements — (continued)

December 31, 2016

Portfolio will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. Therefore, no provision for federal income tax is required.

The Funds and the Portfolios file federal and various state and local tax returns as required. No income tax returns are currently under examination. Generally, the federal returns are subject to examination by the Internal Revenue Service for a period of three years from date of filing, while the state returns may remain open for an additional year depending upon jurisdiction. SSGA FM has analyzed the Funds’ and Portfolios’ tax positions taken on tax returns for all open years and does not believe there are any uncertain tax positions that would require recognition of a tax liability.

Distributions to shareholders are recorded on ex-dividend date. Income dividends and gain distributions are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. Certain capital accounts in the financial statements have been adjusted for permanent book-tax differences. These adjustments have no impact on net asset values or results of operations. Temporary book-tax differences will reverse in the future. These book-tax differences are primarily due to differing treatments for character of distributions, foreign currencies, REITs, amortization and accretion of premium and discount for financial statement purposes, passive foreign investment companies, and wash sale loss deferrals.

The tax character of distributions paid during the year ended December 31, 2016, was as follows:

	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total
State Street Aggregate Bond Index Fund	$1,376,959	$59,776	$–	$1,436,735
State Street Global Equity ex-U.S. Index Fund	2,979,405	–	–	2,979,405
State Street Small/Mid Cap Equity Index Fund	167,382	606	–	167,988
State Street Aggregate Bond Index Portfolio	3,456,800	–	–	3,456,800
State Street Global Equity ex-U.S. Index Portfolio	8,017,668	–	–	8,017,668
State Street Small/Mid Cap Equity Index Portfolio	1,988,642	511,955	–	2,500,597

The tax character of distributions paid during the year ended December 31, 2015 was as follows:

	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total
State Street Aggregate Bond Index Fund	$2,255,223	$153	$94,809	$2,350,185
State Street Global Equity ex-U.S. Index Fund	1,175,011	–	–	1,175,011
State Street Small/Mid Cap Equity Index Fund	26,008	1,624	–	27,632
State Street Aggregate Bond Index Portfolio	2,260,274	–	143,433	2,403,707
State Street Global Equity ex-U.S. Index Portfolio	2,495,329	–	5,595	2,500,924
State Street Small/Mid Cap Equity Index Portfolio	181,912	15,133	10,921	207,966

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State Street Institutional Investment Trust

Notes to Financial Statements — (continued)

December 31, 2016

At December 31, 2016, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryforwards	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)	Qualified Late-Year Losses	Total
State Street Aggregate Bond Index Fund	$–	$–	$56,072	$(1,738,400)	$–	$(1,682,328)
State Street Global Equity ex-U.S. Index Fund	–	–	–	(4,639,800)	–	(4,639,800)
State Street Aggregate Bond Index Portfolio	–	–	–	(5,782,310)	(406,380)	(6,188,690)
State Street Global Equity ex-U.S. Index Portfolio	–	(1,367,134)	–	(5,104,393)	(11,177)	(6,482,704)
State Street Small/Mid Cap Equity Index Fund	2,247	–	40,667	751,992	–	794,906
State Street Small/Mid Cap Equity Index Portfolio	263,146	–	217,511	10,567,657	–	11,048,314

As of December 31, 2016, the Funds and Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

	Non-Expiring Short Term**	Non-Expiring Long Term**
State Street Global Equity ex-U.S. Index Portfolio	$417,665	$949,469

**	Must be utilized prior to losses subject to expiration.

At December 31, 2016, gross unrealized appreciation and gross unrealized depreciation of investments based on cost for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
State Street Aggregate Bond Index Fund	$90,780,997	$–	$1,738,400	$(1,738,400)
State Street Global Equity ex-U.S. Index Fund	229,039,559	–	4,639,800	(4,639,800)
State Street Small/Mid Cap Equity Index Fund	13,749,789	751,992	–	751,992
State Street Aggregate Bond Index Portfolio	256,856,565	463,492	6,245,802	(5,782,310)
State Street Global Equity ex-U.S. Index Portfolio	558,638,677	27,984,759	32,989,302	(5,004,543)
State Street Small/Mid Cap Equity Index Portfolio	140,309,395	16,758,333	6,190,676	10,567,657

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State Street Institutional Investment Trust

Notes to Financial Statements — (continued)

December 31, 2016

9.	Line of Credit

The Portfolios and other affiliated funds (each a “Participant” and, collectively, the “Participants”) participate in a $360 million revolving credit facility provided by a syndication of banks under which the Participants may borrow to fund shareholder redemptions. The agreement expires in October 2017 unless extended or renewed. Prior to October 13, 2016, the participant/participants could borrow up to $360 million at any time outstanding, subject to asset coverage and other limitations as specified in the agreements.

The Participants are charged an annual commitment fee which is calculated based on the unused portion of the shared credit line. Commitment fees are allocated among each of the Participants based on relative net assets. Commitment fees are ordinary fund operating expenses. A Participant incurs and pays the interest expense related to its borrowing. Interest is calculated at a rate per annum equal to the sum of 1% plus the greater of the New York Fed Bank Rate and 1-month LIBOR rate. Prior to October 13, 2016, interest was calculated at a rate per annum equal to the sum of the New York Fed Bank Rate plus 1%.

10.	Risks

Concentration Risk

As a result of the Portfolios’ ability to invest a large percentage of their assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Portfolios’ investments more than if the Portfolios were more broadly diversified.

Foreign and Emerging Markets Risks

Investing in foreign markets involve risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of government regulation, economic, political and social instability in the countries in which the Portfolios’ invest. Foreign markets may be less liquid than investments in the U.S. and may be subject to the risks of currency fluctuations. To the extent that a Portfolio invests in securities of issuers located in emerging markets, these risks may be even more pronounced.

Market and Credit Risk

In the normal course of business, the Portfolios trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the general economic conditions and fluctuations of the market (market risk). Additionally, a Portfolio may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolio has unsettled or open transactions defaults.

11.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Portfolios and Funds through the date on which the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

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State Street Institutional Investment Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of State Street Institutional Investment Trust:

We have audited the accompanying statements of assets and liabilities of State Street Aggregate Bond Index Fund, State Street Global Equity ex-U.S. Index Fund and State Street Small/Mid Cap Equity Index Fund (collectively, the “Funds”), and State Street Aggregate Bond Index Portfolio, State Street Global Equity ex-U.S. Index Portfolio and State Street Small/Mid Cap Equity Portfolio (collectively, the “Portfolios”) (six of the series constituting the State Street Institutional Investment Trust), including the schedules of investments of the Portfolios, as of December 31, 2016, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ and Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ and Portfolios’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ and Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, broker and others or by other appropriate auditing procedures where replies from brokers and others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Street Aggregate Bond Index Fund, State Street Global Equity ex-U.S. Index Fund, State Street Small/Mid Cap Equity Index Fund, State Street Aggregate Bond Index Portfolio, State Street Global Equity ex-U.S. Index Portfolio and State Street Small/Mid Cap Equity Portfolio (six of the series constituting State Street Institutional Investment Trust) at December 31, 2016, the results of their operations, the changes in their net assets and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2017

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State Street Institutional Investment Trust

Other Information

December 31, 2016 (Unaudited)

EXPENSE EXAMPLE

As a shareholder of a Fund, you incur two types of costs (1) transaction costs, including sales charges (loads), if applicable, on purchase payments, reinvested dividends, or other distributions and (2) ongoing costs, including advisory fees and to the extent applicable, distribution (12b-1) and or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from July 1, 2016 to December 31, 2016.

The table below illustrates your Fund’s cost in two ways:

•

Based on actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period”.

•

Based on hypothetical 5% return – This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

		Actual		Hypothetical (assuming a 5% return before expenses)
	Annualized Expense Ratio	Ending Account Value	Expenses Paid During Period(a)	Ending Account Value	Expenses Paid During Period(a)
State Street Aggregate Bond Index Fund
Class A	0.36%	$1,051.30	$1.84	$1,023.10	$1.81
Class I	0.06	1,053.40	0.31	1,024.60	0.30
Class K	0.06	1,052.40	0.31	1,024.60	0.30
State Street Global Equity ex-U.S. Index Fund
Class A	0.33	1,002.40	1.64	1,023.20	1.66
Class I	0.07	1,003.60	0.35	1,024.50	0.35
Class K	0.08	1,003.60	0.40	1,024.50	0.40
State Street Small/Mid Cap Equity Index Fund
Class A	0.30	1,022.50	1.51	1,023.40	1.51
Class I	0.05	1,023.60	0.25	1,024.60	0.25
Class K	0.05	1,025.80	0.25	1,024.60	0.25

(a)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value of the period, multiplied by 182, then divided by 366.

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Other Information — (continued)

December 31, 2016 (Unaudited)

		Actual		Hypothetical (assuming a 5% return before expenses)
	Annualized Expense Ratio	Ending Account Value	Expenses Paid During Period(a)	Ending Account Value	Expenses Paid During Period(a)
State Street Aggregate Bond Index Portfolio	0.01%	$1,053.10	$0.05	$1,024.80	$0.05
State Street Global Equity ex-U.S. Index Portfolio	0.07	1,003.60	0.35	1,024.50	0.35
State Street Small/Mid Cap Equity Index Portfolio	0.03	1,028.00	0.15	1,024.70	0.15

(a)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value of the period, multiplied by 182, then divided by 366.

Tax Information

For federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended December 31, 2016.

Percentage of distributions which qualify for the corporate dividends received deduction:

Percentage
State Street Small/Mid Cap Equity Index Fund	38.44%
State Street Small/Mid Cap Equity Index Portfolio	37.58

Qualified Dividend Income

A portion of dividends distributed by the Funds during the fiscal year ended December 31, 2016, are considered qualified dividend income, and are eligible for reduced tax rates. These lower rates range from 5% to 20% depending on the individual’s tax bracket. These amounts are noted below:

Amount
State Street Global Equity ex-U.S. Index Fund	$2,696,537
State Street Small/Mid Cap Equity Index Fund	70,168
State Street Global Equity ex-U.S. Index Portfolio	7,636,567
State Street Small/Mid Cap Equity Index Portfolio	909,008

Long term capital gains dividends were paid from the following Funds during the year ended December 31, 2016:

Amount
State Street Aggregate Bond Index Fund	$59,776
State Street Small/Mid Cap Equity Index Fund	606
State Street Small/Mid Cap Equity Index Portfolio	511,955

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Other Information — (continued)

December 31, 2016 (Unaudited)

Foreign Tax Credit

The Funds have made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Funds to its shareholders. For the year ended December 31, 2016, the total amounts of foreign taxes that will be passed through are:

Amount
State Street Global Equity ex-U.S. Index Fund	$260,323
State Street Global Equity ex-U.S. Index Portfolio	680,314

The amount of foreign source income earned on the following Funds during the year ended December 31, 2016 were as follows:

Amount
State Street Global Equity ex-U.S. Index Fund	$3,067,277
State Street Global Equity ex-U.S. Index Portfolio	8,986,377

Proxy Voting Policies and Procedures and Records

The Funds have adopted the proxy voting policies of the Adviser. A description of the Trust’s proxy voting policies and procedures that are used by the Funds’ investment adviser to vote proxies relating to the Funds’ portfolio of securities are available (i) without charge, upon request by calling 1-800-997-7327 (toll free) or (ii) on the website of the SEC, at www.sec.gov.

Information regarding how the investment adviser voted for the prior 12-months period ended June 30 is available by August 31 of each year by calling the same number and on the SEC’s website, at www.sec.gov, and on the Funds’ website at www.ssgafunds.com.

Quarterly Portfolio Schedule

The Portfolios file a complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on the Form N-Q is available upon request, without charge, by calling 1-800-997-7327 (toll free) and on the Funds’ website at www.ssgafunds.com.

121

State Street Institutional Investment Trust

Other Information — (continued)

December 31, 2016 (Unaudited)

Trustees and Officers Information

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
Independent Trustees
Michael F. Holland c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1944	Trustee and Co-Chairman of the Board	Term: Indefinite Elected: 7/99	Chairman, Holland & Company L.L.C. (investment adviser) (1995 – present).	72	Director, the Holland Series Fund, Inc.; Director, The China Fund, Inc.; Director, The Taiwan Fund, Inc.; Director, Reaves Utility Income Fund, Inc.; and Director, Blackstone/GSO Loans (and Real Estate) Funds.
Patrick J. Riley c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1948	Trustee and Co-Chairman of the Board	Term: Indefinite Elected: 1/14	2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); 1998 to Present, Independent Director, State Street Global Advisers Ireland, Ltd. (investment company); 1998 to Present, Independent Director, SSGA Liquidity plc (formerly, SSGA Cash Management Fund plc); January 2009 to Present, Independent Director, SSGA Fixed Income plc; and January 2009 to Present, Independent Director, SSGA Qualified Funds PLC.	78	Board Director and Chairman, SPDR Europe 1PLC Board (2011 – Present); Board Director and Chairman, SPDR Europe II, PLC (2013 – Present).
William L. Boyan (1) c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1937	Trustee and Co-Chairman of the Valuation Committee	Term: Indefinite Elected: 7/99	President and Chief Operations Officer, John Hancock Financial Services (1959 – 1999). Mr. Boyan retired in 1999.	78	Chairman Emeritus, Children’s Hospital, Boston, MA (1984 – 2011); Former Trustee of Old Mutual South Africa Master Trust (investments) (1995 – 2008); Former Chairman, Boston Plan For Excellence, Boston Public Schools (1995 – 2010); Member of Advisory Board of Florida Atlantic University Lifelong Learning Society.
William L. Marshall c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1942	Trustee and Co-Chairman of the Audit Committee	Term: Indefinite Elected: 1/14	July 2016 to Present, Chief Executive Officer and Chief Compliance Officer, The Marshall Financial Group, Inc; 2015 to present, Board member, The Doylestown Health Foundation Board; April 2011 to June 2016, Chairman (until April 2011, Chief Executive Officer and President), Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Financial Planners Association.	78

122

State Street Institutional Investment Trust

Other Information — (continued)

December 31, 2016 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
Independent Trustees (continued)
Richard D. Shirk c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1945	Trustee and Co-Chairman of the Qualified Legal and Compliance Committee	Term: Indefinite Elected: 1/14

March 2001 to April 2002, Chairman (1996 to March

2001, President and Chief

Executive Officer),

Cerulean Companies, Inc. (holding company) (Retired); 1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare); 1998 to December 2008, Chairman, Board Member and December 2008 to Present, Investment Committee Member, Healthcare Georgia Foundation (private foundation); September 2002 to 2012, Lead Director and Board Member, Amerigroup Corp. (managed health care); 1999 to 2013, Board Member and (since 2001) Investment Committee Member, Woodruff Arts Center; 2003 to 2009, Trustee, Gettysburg College; Board member, AeroCare Holdings (privately held healthcare services company) (February 2003 – Present); Board member, Regenesis Biomedical (health care services) (April 2012 – present), Chairman, (January 2014 – present).

				78
Rina K. Spence c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1948	Trustee and Co-Chairman of the Qualified Legal and Compliance Committee and Co-Chairman of the Governance Committee	Term: Indefinite Elected: 7/99	President of SpenceCare International LLC (international healthcare consulting) (1999 – present); Chief Executive Officer, IEmily.com (health internet company) (2000 – 2001); Chief Executive Officer of Consensus Pharmaceutical, Inc. (1998 – 1999); Founder, President and Chief Executive Officer of Spence Center for Women’s Health (1994 – 1998); President and CEO, Emerson Hospital (1984 – 1994); Honorary Consul for Monaco in Boston (2015 – present).	78	Trustee, Eastern Enterprise (utilities) (1988 – 2000); Director, Berkshire Life Insurance Company of America (1993 – 2009).

123

State Street Institutional Investment Trust

Other Information — (continued)

December 31, 2016 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
Independent Trustees (continued)
Bruce D. Taber c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1943	Trustee and Co-Chairman of the Valuation Committee and Co-Chairman of the Governance Committee	Term: Indefinite Elected: 1/14	1999 to Present, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); Until December 2008, Independent Director, SSGA Cash Management Fund plc; Until December 2008, Independent Director, State Street Global Advisers Ireland, Ltd. (investment companies); and Until August 1994, President, Alonzo B. Reed, Inc., (a Boston architect-engineering firm).	72
Douglas T. Williams c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1940	Trustee and Co-Chairman of the Audit Committee	Term: Indefinite Elected: 7/99	Retired Executive Vice President and member of Executive Committee, Chase Manhattan Bank (1987 – 1999); President, Boston Stock Exchange Depository Trust Company, 1981 – 1982; Treasurer, Nantucket Educational Trust, (2002 – 2007).	78
Michael A. Jessee c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1946	Trustee	Term: Indefinite Appointed: 7/16	Retired; formerly, President and Chief Executive Officer of the Federal Home Loan Bank of Boston (1989 – 2009); Trustee, Randolph-Macon College (2004 – 2016).	78

Interested Trustee(2)
James E. Ross SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1965	Trustee	Term: Indefinite Appointed: 2/07	Executive Vice President; State Street Global Advisors (2006 – present); Chairman and Director, SSGA Funds Management, Inc. (2012 – present); Principal, State Street Global Advisors (2006 – present); President, SSGA Funds Management, Inc. (2005 – 2012).	265	SSGA SPDR ETFs Europe I plc (Director) (November 2016 – present); SSGA SPDR ETFs Europe II plc (Director) (November 2016 – present).

(1)	Mr. Boyan retired as a Trustee of the Trust effective February 16, 2017.

(2)	Mr. Ross is an Interested Trustee because of his employment by SSGA Funds Management, Inc., an affiliate of the Trust.

†	For the purpose of determining the number of portfolios overseen by the Trustees, “Fund Complex” comprises registered investment companies for which SSGA Funds Management, Inc. serves as investment adviser.

124

State Street Institutional Investment Trust

Other Information — (continued)

December 31, 2016 (Unaudited)

The following lists the principal officers for the Trust, as well as their mailing addresses and ages, positions with the Trust and length of time served, and present and principal occupations:

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Officers:
Ellen M. Needham SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1967	President	Term: Indefinite Elected: 10/12	President and Director, SSGA Funds Management, Inc. (2001 – present)*; Senior Managing Director, State Street Global Advisors (1992 – present).*
Bruce S. Rosenberg SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1961	Treasurer	Term: Indefinite Elected: 2/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 – present); Director, Credit Suisse (April 2008 – July 2015).
Ann M. Carpenter SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1966	Vice President and Deputy Treasurer	Term: Indefinite Elected: 10/12 Term: Indefinite Elected: 2/16	Chief Operating Officer, SSGA Funds Management, Inc. (2005 – present)*; Managing Director, State Street Global Advisors (2005 – present).*
Chad C. Hallett SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1969	Deputy Treasurer	Term: Indefinite Elected: 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 – present); Vice President, State Street Bank and Trust Company (2001 – November 2014).*
Darlene Anderson-Vasquez SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1968	Deputy Treasurer	Term: Indefinite Elected: 11/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016 – present); Senior Vice President, John Hancock Investments (September 2007 – May 2016).
Sujata Upreti SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1974	Assistant Treasurer	Term: Indefinite Elected: 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (May 2015 – present); Assistant Director, Cambridge Associates, LLC (July 2014 – January 2015); Vice President, Bank of New York Mellon (July 2012 – August 2013); Manager, PricewaterhouseCoopers, LLP (September 2009 – July 2012).
Daniel Foley SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1972	Assistant Treasurer	Term: Indefinite Elected: 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (April 2007 – present).*

125

State Street Institutional Investment Trust

Other Information — (continued)

December 31, 2016 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Officers: (continued)
Brian Harris SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1973	Chief Compliance Officer and Code of Ethics Compliance Officer	Term: Indefinite Elected: 11/13 Term: Indefinite Elected: 9/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (2013 – Present)*; Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (September 2010 to May 2013); Director of Compliance, AARP Financial Inc. (July 2008 to August 2010).
Joshua A. Weinberg SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1978	Chief Legal Officer	Term: Indefinite Elected: 2/15	Vice President and Managing Counsel, State Street Global Advisors (2011 – present); Clerk, SSGA Funds Management, Inc. (2013 – present); Associate, Financial Services Group, Dechert LLP (2005 – 2011).
Jesse D. Hallee State Street Bank and Trust Company 100 Summer Street, 7th Floor Boston, MA 02111 YOB: 1976	Secretary	Term: Indefinite Elected: 9/16	Vice President and Managing Counsel, State Street Bank and Trust Company (2013 – present); Vice President and Counsel, Brown Brothers Harriman & Co. (2007-2013).
Khimmara Greer State Street Bank and Trust Company 100 Summer Street, 7th Floor Boston, MA 02111 YOB: 1983	Assistant Secretary	Term: Indefinite Elected: 5/16	Vice President and Counsel, State Street Bank and Trust Company (2015 – present); Regulatory Advisor, JPMorgan (2014 – 2015); Claims Case Manager, Liberty Mutual Insurance (2012 – 2014); Contract Attorney, Various Law Firms (2011 – 2012).

*	Served in various capacities and/or with various affiliated entities during noted time period.

Statement of Additional Information (SAI) includes additional information about the Funds’ directors and is available, without charge, upon request and by calling 1-800-997-7327.

126

Trustees

Michael F. Holland

Michael A. Jessee

William L. Marshall

Patrick J. Riley

James E. Ross

Richard D. Shirk

Rina K. Spence

Bruce D. Taber

Douglas T. Williams

Investment Adviser and Administrator

SSGA Funds Management, Inc.

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Custodian, Sub-Administrator of the Funds and the Portfolios and Transfer Agent of the Portfolios

State Street Bank and Trust Company

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

Legal Counsel

Ropes & Gray LLP

800 Boylston Street

Boston, MA 02119

Transfer Agent of the Funds

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Distributor

State Street Global Markets LLC

State Street Financial Center

One Lincoln Street

Boston, MA 02111

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of shares of beneficial interest.

State Street Institutional Investment Trust State Street Bank and Trust Company P.O. Box 5049 Boston, MA 02206	SSIITCOREAR IBG-22819

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-800-997-7327 or visiting www.ssgafunds.com. Please read the prospectus carefully before you invest.

Annual Report

31 December 2016

State Street Institutional Investment Trust

State Street Global Value Spotlight Fund

State Street International Value Spotlight Fund

State Street European Value Spotlight Fund

State Street Asia Pacific Value Spotlight Fund

State Street U.S. Value Spotlight Fund

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-800-997-7327 or visiting www.ssgafunds.com. Please read the prospectus carefully before you invest.

State Street Institutional Investment Trust

Annual Report

December 31, 2016

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-800-997-7327 or visiting www.ssgafunds.com. Please read the prospectus carefully before you invest.

State Street Institutional Investment Trust

State Street Global Value Spotlight Fund

Portfolio Statistics (Unaudited)

The Fund has less than six months of operations as of December 31, 2016, and, therefore, no performance information is provided in this report.

Portfolio Composition*	December 31, 2016
Common Stocks	94.2%
Short-Term Investment	5.8
Other Assets in Excess of Liabilities	0.0 **
Total	100.0%

Sector Breakdown as of December 31, 2016*	December 31, 2016
Banks	13.7%
Oil, Gas & Consumable Fuels	9.0
Insurance	8.7
Health Care Providers & Services	8.1
Chemicals	5.8
Machinery	5.5
Software	5.0
Airlines	4.9
Textiles, Apparel & Luxury Goods	3.2
Capital Markets	3.1
Household Durables	2.9
Aerospace & Defense	2.8
Construction & Engineering	2.8
Electrical Equipment	2.7
Energy Equipment & Services	2.7
Food Products	2.6
Containers & Packaging	2.5
Technology Hardware, Storage & Peripherals	2.5
Pharmaceuticals	2.4
Communications Equipment	1.9
Specialty Retail	1.4
Short-Term Investment	5.8
Other Assets in Excess of Liabilities	0.0 **
Total	100.0%

*	As a percentage of net assets as of the date indicated. The Fund’s composition will vary over time.

**	Less than 0.05% of net assets.

See accompanying notes to financial statements.

1

State Street Institutional Investment Trust

State Street Global Value Spotlight Fund

Schedule of Investments

December 31, 2016

Security Description	Shares	Value
COMMON STOCKS – 94.2%
Australia – 2.9%
Woodside Petroleum, Ltd.	2,710	$61,145

China – 2.4%
China Construction Bank Corp. Class H	66,000	50,821

Hong Kong – 2.6%
WH Group, Ltd.(a)	66,500	53,779

Hungary – 2.4%
Richter Gedeon Nyrt	2,404	50,981

Italy – 3.3%
Eni SpA	4,266	69,608

Japan – 8.1%
Alfresa Holdings Corp.	3,200	53,061
Sony Financial Holdings, Inc.	4,000	62,554
Trend Micro, Inc.(b)	1,500	53,436

		169,051

Netherlands – 2.6%
Koninklijke DSM NV	906	54,431

Panama – 2.6%
Copa Holdings SA Class A	600	54,498

South Korea – 5.3%
Samsung Electronics Co., Ltd. Preference Shares	45	53,390
Samsung Life Insurance Co., Ltd.	619	57,657

		111,047

Spain – 2.8%
ACS Actividades de Construccion y Servicios SA	1,864	59,021

Sweden – 4.6%
Telefonaktiebolaget LM Ericsson Class B	6,840	40,281
Volvo AB Class B	4,694	54,977

		95,258

Switzerland – 9.0%
ABB, Ltd.(b)	2,677	56,577
Credit Suisse Group AG(b)	4,436	63,767
Swatch Group AG	213	66,372

		186,716

Thailand – 3.0%
Bangkok Bank PCL	13,700	61,785

United Kingdom – 7.5%
Barclays PLC	20,627	56,952
easyJet PLC	3,795	47,127
Standard Chartered PLC(b)	6,325	51,864

		155,943

United States – 35.1%
AGCO Corp.	1,022	59,133
Cigna Corp.	445	59,358
Citigroup, Inc.	1,096	65,135
ConocoPhillips	1,159	58,112
Guess?, Inc.	2,390	28,919
McKesson Corp.	422	59,270
MetLife, Inc.	1,130	60,896
Mosaic Co.	2,254	66,110
National Oilwell Varco, Inc.	1,484	55,561
Oracle Corp.	1,295	49,793
Owens-Illinois, Inc.(b)	2,935	51,098
Tempur Sealy International, Inc.(b)	878	59,950
United Technologies Corp.	538	58,976

		732,311

TOTAL COMMON STOCKS (Cost $1,903,976)		1,966,395

SHORT-TERM INVESTMENT – 5.8%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.42%(c)(d) (Cost $120,334)	120,334	120,334

TOTAL INVESTMENTS – 100.0% (Cost $2,024,310)		2,086,729
Other Assets in Excess of Liabilities – 0.0%(e)		47

NET ASSETS – 100.0%		$2,086,776

(a)

Security purchased pursuant to Rule 144A of the Securities Act of 1933. This security, which represents 2.6% of net assets as of December 31, 2016, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	Non-income producing security.

(c)	The rate shown is the annualized seven-day yield at December 31, 2016.

(d)

The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended December 31, 2016 are shown in the Affiliate Table below.

(e)	Amount is less than 0.05% of net assets.

At December 31, 2016, open forward foreign currency exchange contracts were as follows:

Counterparty	Amount Sold		Amount Bought		Settlement Date	Net Unrealized Appreciation/ (Depreciation)
JP Morgan Chase Bank, N.A.	CHF	27,266	USD	27,000	03/01/2017	$78
JP Morgan Chase Bank, N.A.	SEK	247,632	USD	27,000	03/01/2017	(347)
Royal Bank of Canada	CHF	27,288	USD	27,000	03/01/2017	56
Royal Bank of Canada	SEK	247,921	USD	27,000	03/01/2017	(379)
Westpac Banking Corp.	CHF	27,278	USD	27,000	03/01/2017	66
Westpac Banking Corp.	SEK	247,768	USD	27,000	03/01/2017	(363)

Total						$(889)

See accompanying notes to financial statements.

2

State Street Institutional Investment Trust

State Street Global Value Spotlight Fund

Schedule of Investments — (continued)

December 31, 2016

During the period ended December 31, 2016, average notional value related to foreign currency exchange contracts was $266,000 or 12.8% of net assets.

CHF	– Swiss franc
SEK	– Swedish krona
USD	– U.S. dollar

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of December 31, 2016.

Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Assets:
Investments:
Common Stocks
Australia	$61,145	$–	$–	$61,145
China	50,821	–	–	50,821
Hong Kong	53,779	–	–	53,779
Hungary	50,981	–	–	50,981
Italy	69,608	–	–	69,608
Japan	169,051	–	–	169,051
Netherlands	54,431	–	–	54,431
Panama	54,498	–	–	54,498
South Korea	111,047	–	–	111,047
Spain	59,021	–	–	59,021
Sweden	95,258	–	–	95,258
Switzerland	186,716	–	–	186,716
Thailand	61,785	–	–	61,785
United Kingdom	155,943	–	–	155,943
United States	732,311	–	–	732,311
Short-Term Investment	120,334	–	–	120,334

Total Investments	$2,086,729	$–	$–	$2,086,729

Other Financial Instruments:
Forward Foreign Currency Exchange Contracts(a)	–	200	–	200

Total Investments and Other Financial Instruments	$2,086,729	$200	$–	$2,086,929

Liabilities:
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts(a)	$–	$(1,089)	$–	$(1,089)

Total Other Financial Instruments	$–	$(1,089)	$–	$(1,089)

(a)	Forward Foreign Currency Exchange Contracts are valued at unrealized appreciation (depreciation).

Affiliate Table

	Number of shares held at 9/23/16*	Value at 9/23/16*	Shares purchased	Shares sold	Number of shares held at 12/31/16	Value at 12/31/16	Dividend income	Realized gain (loss)
State Street Institutional U.S. Government Money Market Fund, Premier Class	–	$–	2,231,130	2,110,796	120,334	$120,334	$133	$–

Total		$–				$120,334	$133	$–

*	Commencement of operations.

See accompanying notes to financial statements.

3

State Street Institutional Investment Trust

State Street International Value Spotlight Fund

Portfolio Statistics (Unaudited)

The Fund has less than six months of operations as of December 31, 2016, and, therefore, no performance information is provided in this report.

Portfolio Composition*	December 31, 2016
Common Stocks	98.2%
Short-Term Investment	1.8
Other Assets in Excess of Liabilities	0.0 **
Total	100.0%

Sector Breakdown as of December 31, 2016*	December 31, 2016
Banks	17.4%
Machinery	9.5
Oil, Gas & Consumable Fuels	9.3
Chemicals	8.9
Pharmaceuticals	8.3
Capital Markets	6.2
Insurance	6.1
Electrical Equipment	5.8
Communications Equipment	3.3
Auto Components	3.2
Textiles, Apparel & Luxury Goods	3.2
Construction & Engineering	3.1
Health Care Providers & Services	2.9
Electronic Equipment, Instruments & Components	2.8
Industrial Conglomerates	2.8
Food Products	2.7
Technology Hardware, Storage & Peripherals	2.7
Short-Term Investment	1.8
Other Assets in Excess of Liabilities	0.0 **
Total	100.0%

*	As a percentage of net assets as of the date indicated. The Fund’s composition will vary over time.

**	Less than 0.05% of net assets.

See accompanying notes to financial statements.

4

State Street Institutional Investment Trust

State Street International Value Spotlight Fund

Schedule of Investments

December 31, 2016

Security Description	Shares	Value

COMMON STOCKS – 98.2%
Australia – 3.4%
Incitec Pivot, Ltd.	29,620	$77,212

Canada – 3.1%
Suncor Energy, Inc.	2,119	69,367

China – 9.0%
China Construction Bank Corp. Class H	94,000	72,381
PetroChina Co., Ltd. Class H	92,000	68,586
Shanghai Industrial Holdings, Ltd.	23,000	62,297

		203,264

France – 9.5%
Alstom SA(a)	2,554	70,511
Sanofi	796	64,564
Vallourec SA(a)	11,267	77,839

		212,914

Germany – 6.5%
Deutsche Bank AG(a)	4,056	73,796
Schaeffler AG Preference Shares	4,953	73,426

		147,222

Hong Kong – 2.7%
WH Group, Ltd.(b)	74,000	59,844

Hungary – 2.7%
Richter Gedeon Nyrt	2,822	59,845

Israel – 2.7%
Teva Pharmaceutical Industries, Ltd. ADR	1,704	61,770

Italy – 6.0%
Assicurazioni Generali SpA	4,192	62,432
Eni SpA	4,406	71,892

		134,324

Japan – 18.0%
Alfresa Holdings Corp.	4,000	66,327
Hirose Electric Co., Ltd.	500	62,117
JSR Corp.	4,200	66,366
Sony Financial Holdings, Inc.	4,700	73,501
Sumitomo Mitsui Financial Group, Inc.	1,900	72,654
Sumitomo Mitsui Trust Holdings, Inc.	1,800	64,555

		405,520

Netherlands – 2.6%
Koninklijke DSM NV	959	57,615

South Korea – 5.6%
KB Financial Group, Inc.	1,862	65,983
Samsung Electronics Co., Ltd. Preference Shares	51	60,509

		126,492

Spain – 3.1%
ACS Actividades de Construccion y Servicios SA	2,237	70,831

Sweden – 6.1%
Telefonaktiebolaget LM Ericsson Class B	12,683	74,692
Volvo AB Class B	5,321	62,320

		137,012

Switzerland – 8.8%
ABB, Ltd.(a)	2,874	60,740
Credit Suisse Group AG(a)	4,453	64,012
Swatch Group AG	232	72,293

		197,045

Thailand – 2.4%
Bangkok Bank PCL NVDR	11,900	53,003

United Kingdom – 6.0%
CNH Industrial NV	8,300	72,355
Standard Chartered PLC(a)	7,672	62,909

		135,264

TOTAL COMMON STOCKS (Cost $2,004,932)		2,208,544

SHORT-TERM INVESTMENT – 1.8%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.42%(c)(d) (Cost $41,185)	41,185	41,185

TOTAL INVESTMENTS – 100.0% (Cost $2,046,117)		2,249,729
Other Assets in Excess of Liabilities – 0.0%(e)		467

NET ASSETS – 100.0%		$2,250,196

(a)	Non-income producing security.

(b)

Security purchased pursuant to Rule 144A of the Securities Act of 1933. This security, which represents 2.7% of net assets as of December 31, 2016, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(c)

The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended December 31, 2016 are shown in the Affiliate Table below.

(d)	The rate shown is the annualized seven-day yield at December 31, 2016.

(e)	Amount is less than 0.05% of net assets.

ADR	American Depositary Receipt
NVDR	Non Voting Depositary Receipt

See accompanying notes to financial statements.

5

State Street Institutional Investment Trust

State Street International Value Spotlight Fund

Schedule of Investments — (continued)

December 31, 2016

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of December 31, 2016.

Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Assets:
Investments:
Common Stocks
Australia	$77,212	$–	$–	$77,212
Canada	69,367	–	–	69,367
China	203,264	–	–	203,264
France	212,914	–	–	212,914
Germany	147,222	–	–	147,222
Hong Kong	59,844	–	–	59,844
Hungary	59,845	–	–	59,845
Israel	61,770	–	–	61,770
Italy	134,324	–	–	134,324
Japan	405,520	–	–	405,520
Netherlands	57,615	–	–	57,615
South Korea	126,492	–	–	126,492
Spain	70,831	–	–	70,831
Sweden	137,012	–	–	137,012
Switzerland	197,045	–	–	197,045
Thailand	53,003	–	–	53,003
United Kingdom	135,264	–	–	135,264
Short-Term Investment	41,185	–	–	41,185

Total Investments	$2,249,729	$–	$–	$2,249,729

Affiliate Table

	Number of shares held at 7/14/16*	Value at 7/14/16*	Shares purchased	Shares sold	Number of shares held at 12/31/16	Value at 12/31/16	Dividend income	Realized gain (loss)
State Street Institutional Liquid Reserves Fund, Premier Class	–	$–	2,115,497	2,115,497	–	$–	$137	–
State Street Institutional U.S. Government Money Market Fund, Premier Class	–	–	206,949	165,764	41,185	$41,185	$67	–

Total		$–				$41,185	$204	$–

*	Commencement of operations.

See accompanying notes to financial statements.

6

State Street Institutional Investment Trust

State Street European Value Spotlight Fund

Portfolio Statistics (Unaudited)

The Fund has less than six months of operations as of December 31, 2016, and, therefore, no performance information is provided in this report.

Portfolio Composition*	December 31, 2016
Common Stocks	95.9%
Short-Term Investment	4.0
Other Assets in Excess of Liabilities	0.1
Total	100.0%

Sector Breakdown as of December 31, 2016*	December 31, 2016
Pharmaceuticals	13.2%
Banks	12.4
Machinery	9.4
Oil, Gas & Consumable Fuels	9.0
Insurance	8.4
Chemicals	7.7
Auto Components	6.5
Electrical Equipment	6.1
Airlines	3.5
Construction & Engineering	3.5
Textiles, Apparel & Luxury Goods	3.1
Capital Markets	2.9
Semiconductors & Semiconductor Equipment	2.9
Communications Equipment	2.8
Diversified Telecommunication Services	2.3
Diversified Financial Services	2.2
Short-Term Investment	4.0
Other Assets in Excess of Liabilities	0.1
Total	100.0%

*	As a percentage of net assets as of the date indicated. The Fund’s composition will vary over time.

See accompanying notes to financial statements.

7

State Street Institutional Investment Trust

State Street European Value Spotlight Fund

Schedule of Investments

December 31, 2016

Security Description	Shares	Value
COMMON STOCKS – 95.9%
Austria – 4.7%
ANDRITZ AG	573	$28,825
Erste Group Bank AG(a)	679	19,928

		48,753

France – 19.2%
Alstom SA(a)	1,166	32,191
AXA SA	1,261	31,901
BNP Paribas SA	250	15,966
Cie Generale des Etablissements Michelin	192	21,406
Sanofi	430	34,877
Societe Generale SA	633	31,210
TOTAL SA	650	33,402

		200,953

Germany – 9.1%
Allianz SE	122	20,203
BASF SE	294	27,385
Continental AG	123	23,832
Schaeffler AG Preference Shares	1,560	23,126

		94,546

Hungary – 3.0%
Richter Gedeon Nyrt	1,483	31,449

Italy – 6.9%
Assicurazioni Generali SpA	2,317	34,507
Eni SpA	2,301	37,546

		72,053

Netherlands – 10.2%
Akzo Nobel NV	507	31,759
ASM International NV	674	30,309
Euronext NV(b)	543	22,454
Koninklijke DSM NV	370	22,229

		106,751

Spain – 3.5%
ACS Actividades de Construccion y Servicios SA	1,172	37,110

Sweden – 6.2%
Telefonaktiebolaget LM Ericsson Class B	5,001	29,451
Volvo AB Class B	3,010	35,254

		64,705

Switzerland – 15.9%
ABB, Ltd.(a)	1,473	31,131
Credit Suisse Group AG(a)	2,137	30,719
Novartis AG	485	35,361
Roche Holding AG	162	37,075
Swatch Group AG	103	32,095

		166,381

United Kingdom – 17.2%
Barclays PLC	11,374	31,404
BT Group PLC	5,349	24,250
CNH Industrial NV	3,845	33,519
easyJet PLC	2,893	35,926
Standard Chartered PLC(a)	3,855	31,610
Tullow Oil PLC(a)	5,833	22,538

		179,247

TOTAL COMMON STOCKS (Cost $962,234)		1,001,948

SHORT-TERM INVESTMENT – 4.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.42%(c)(d) (Cost $41,566)	41,566	41,566

TOTAL INVESTMENTS – 99.9% (Cost $1,003,800)		1,043,514
Other Assets in Excess of Liabilities – 0.1%		688

NET ASSETS – 100.0%		$1,044,202

(a)	Non-income producing security.

(b)

Security purchased pursuant to Rule 144A of the Securities Act of 1933. This security, which represents 2.2% of net assets as of December 31, 2016, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(c)

The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended December 31, 2016 are shown in the Affiliate Table below.

(d)	The rate shown is the annualized seven-day yield at December 31, 2016.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of December 31, 2016.

Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Assets:
Investments:
Common Stocks
Austria	$48,753	$–	$–	$48,753
France	200,953	–	–	200,953
Germany	94,546	–	–	94,546

See accompanying notes to financial statements.

8

State Street Institutional Investment Trust

State Street European Value Spotlight Fund

Schedule of Investments — (continued)

December 31, 2016

Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Hungary	$31,449	$–	$–	$31,449
Italy	72,053	–	–	72,053
Netherlands	106,751	–	–	106,751
Spain	37,110	–	–	37,110
Sweden	64,705	–	–	64,705
Switzerland	166,381	–	–	166,381
United Kingdom	179,247	–	–	179,247
Short-Term Investment	41,566	–	–	41,566

Total Investments	$1,043,514	$–	$–	$1,043,514

Affiliate Table

	Number of shares held at 9/23/16*	Value at 9/23/16*	Shares purchased	Shares sold	Number of shares held at 12/31/16	Value at 12/31/16	Dividend income	Realized gain (loss)
State Street Institutional U.S. Government Money Market Fund, Premier Class	–	$–	1,128,507	1,086,941	41,566	$41,566	$72	$–

Total		$–				$41,566	$72	$–

*	Commencement of operations.

See accompanying notes to financial statements.

9

State Street Institutional Investment Trust

State Street Asia Pacific Value Spotlight Fund

Portfolio Statistics (Unaudited)

The Fund has less than six months of operations as of December 31, 2016, and, therefore, no performance information is provided in this report.

Portfolio Composition*	December 31, 2016
Common Stocks	95.1%
Short-Term Investment	5.2
Liabilities in Excess of Other Assets	(0.3)
Total	100.0%

Sector Breakdown as of December 31, 2016*	December 31, 2016
Banks	17.2%
Insurance	8.4
Machinery	6.8
Automobiles	6.1
Wireless Telecommunication Services	5.7
Chemicals	5.1
Food Products	5.1
Tobacco	5.0
Semiconductors & Semiconductor Equipment	4.5
Technology Hardware, Storage & Peripherals	4.3
Textiles, Apparel & Luxury Goods	4.2
Health Care Providers & Services	4.1
Electronic Equipment, Instruments & Components	3.9
Trading Companies & Distributors	3.6
Oil, Gas & Consumable Fuels	3.4
Software	2.9
Auto Components	2.7
Industrial Conglomerates	2.1
Short-Term Investment	5.2
Liabilities in Excess of Other Assets	(0.3)
Total	100.0%

*	As a percentage of net assets as of the date indicated. The Fund’s composition will vary over time.

See accompanying notes to financial statements.

10

State Street Institutional Investment Trust

State Street Asia Pacific Value Spotlight Fund

Schedule of Investments

December 31, 2016

Security Description	Shares	Value
COMMON STOCKS – 95.1%
Australia – 8.8%
Incitec Pivot, Ltd.	18,191	$47,420
QBE Insurance Group, Ltd.	6,318	56,820
Woodside Petroleum, Ltd.	2,896	65,342

		169,582

China – 12.2%
ANTA Sports Products, Ltd.	27,000	80,619
China Construction Bank Corp. Class H	80,000	61,601
China Mobile, Ltd.	5,000	53,011
Shanghai Industrial Holdings, Ltd.	15,000	40,628

		235,859

Hong Kong – 5.1%
WH Group, Ltd.(a)	123,000	99,470

Japan – 45.5%
Alfresa Holdings Corp.	4,800	79,592
Hirose Electric Co., Ltd.	600	74,540
ITOCHU Corp.	5,300	70,524
Japan Tobacco, Inc.	1,500	49,436
Kansai Paint Co., Ltd.	2,700	49,840
KDDI Corp.	2,300	58,360
Komatsu, Ltd.	2,100	47,668
Kurita Water Industries, Ltd.	1,600	35,310
Mitsubishi UFJ Financial Group, Inc.	8,000	49,399
SMC Corp.	200	47,850
Sony Financial Holdings, Inc.	4,600	71,937
Sumitomo Mitsui Financial Group, Inc.	1,800	68,830
Suzuki Motor Corp.	1,500	52,909
Toyota Motor Corp.	1,100	64,867
Trend Micro, Inc.(b)	1,600	56,999

		878,061

Singapore – 2.5%
United Overseas Bank, Ltd.	3,400	48,010

South Korea – 14.3%
Hyundai Mobis Co., Ltd.	239	52,240
KT&G Corp.	545	45,575
Samsung Electronics Co., Ltd. Preference Shares	70	83,052
Samsung Fire & Marine Insurance Co., Ltd.	156	34,680
Shinhan Financial Group Co., Ltd.	1,599	59,906

		275,453

Taiwan – 4.5%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	3,000	86,250

United Kingdom – 2.2%
Standard Chartered PLC(b)	5,200	41,784

TOTAL COMMON STOCKS (Cost $1,915,695)		1,834,469

SHORT-TERM INVESTMENT – 5.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.42%(c)(d) (Cost $100,447)	100,447	100,447

TOTAL INVESTMENTS – 100.3% (Cost $2,016,142)		1,934,916
Liabilities in Excess of Other Assets – (0.3)%		(5,296)

NET ASSETS – 100.0%		$1,929,620

(a)

Security purchased pursuant to Rule 144A of the Securities Act of 1933. This security, which represents 5.1% of net assets as of December 31, 2016, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	Non-income producing security.

(c)

The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended December 31, 2016 are shown in the Affiliate Table below.

(d)	The rate shown is the annualized seven-day yield at December 31, 2016.

ADR	American Depositary Receipt

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of December 31, 2016.

Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Assets:
Investments:
Common Stocks
Australia	$169,582	$–	$–	$169,582
China	235,859	–	–	235,859
Hong Kong	99,470	–	–	99,470
Japan	878,061	–	–	878,061
Singapore	48,010	–	–	48,010
South Korea	275,453	–	–	275,453

See accompanying notes to financial statements.

11

State Street Institutional Investment Trust

State Street Asia Pacific Value Spotlight Fund

Schedule of Investments — (continued)

December 31, 2016

Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Taiwan	$86,250	$–	$–	$86,250
United Kingdom	41,784	–	–	41,784
Short-Term Investment	100,447	–	–	100,447

Total Investments	$1,934,916	$–	$–	$1,934,916

Affiliate Table

	Number of shares held at 9/23/16*	Value at 9/23/16*	Shares purchased	Shares sold	Number of shares held at 12/31/16	Value at 12/31/16	Dividend income	Realized gain (loss)
State Street Institutional U.S. Government Money Market Fund, Premier Class	–	$–	2,117,319	2,016,872	100,447	$100,447	$106	$–

Total		$–				$100,447	$106	$–

*	Commencement of operations.

See accompanying notes to financial statements.

12

State Street Institutional Investment Trust

State Street U.S. Value Spotlight Fund

Portfolio Statistics (Unaudited)

The Fund has less than six months of operations as of December 31, 2016, and, therefore, no performance information is provided in this report.

Portfolio Composition*	December 31, 2016
Common Stocks	91.7%
Short-Term Investment	9.7
Liabilities in Excess of Other Assets	(1.4)
Total	100.0%

Sector Breakdown as of December 31, 2016*	December 31, 2016
Oil, Gas & Consumable Fuels	11.6%
Banks	10.5
Pharmaceuticals	7.4
Software	6.8
Insurance	6.6
Health Care Providers & Services	5.8
Aerospace & Defense	5.3
Communications Equipment	5.2
Specialty Retail	5.0
Machinery	3.4
Energy Equipment & Services	3.3
Chemicals	3.1
Electronic Equipment, Instruments & Components	3.1
Household Durables	3.1
Containers & Packaging	2.7
Airlines	2.6
Multiline Retail	2.5
Food & Staples Retailing	2.2
Electric Utilities	1.5
Short-Term Investment	9.7
Liabilities in Excess of Other Assets	(1.4)
Total	100.0%

*	As a percentage of net assets as of the date indicated. The Fund’s composition will vary over time.

See accompanying notes to financial statements.

13

State Street Institutional Investment Trust

State Street U.S. Value Spotlight Fund

Schedule of Investments

December 31, 2016

Security Description	Shares	Value
COMMON STOCKS – 91.7%
Aerospace & Defense – 5.3%
General Dynamics Corp.	141	$24,345
United Technologies Corp.	284	31,132

		55,477

Airlines – 2.6%
Copa Holdings SA Class A	300	27,249

Banks – 10.5%
Citigroup, Inc.	753	44,751
PNC Financial Services Group, Inc.	243	28,421
Wells Fargo & Co.	656	36,152

		109,324

Chemicals – 3.1%
Mosaic Co.	1,110	32,556

Communications Equipment – 5.2%
Cisco Systems, Inc.	931	28,135
F5 Networks, Inc.(a)	183	26,484

		54,619

Containers & Packaging – 2.7%
Owens-Illinois, Inc.(a)	1,624	28,274

Electric Utilities – 1.5%
FirstEnergy Corp.	504	15,609

Electronic Equipment, Instruments & Components – 3.1%
Jabil Circuit, Inc.	1,360	32,191

Energy Equipment & Services – 3.3%
National Oilwell Varco, Inc.	919	34,407

Food & Staples Retailing – 2.2%
Wal-Mart Stores, Inc.	336	23,224

Health Care Providers & Services – 5.8%
Cigna Corp.	226	30,146
McKesson Corp.	219	30,759

		60,905

Household Durables – 3.1%
Tempur Sealy International, Inc.(a)	467	31,887

Insurance – 6.6%
Hartford Financial Services Group, Inc.	717	34,165
MetLife, Inc.	636	34,274

		68,439

Machinery – 3.4%
AGCO Corp.	617	35,700

Multiline Retail – 2.5%
Nordstrom, Inc.	543	26,026

Oil, Gas & Consumable Fuels – 11.6%
Chevron Corp.	269	31,661
ConocoPhillips	762	38,207
EQT Corp.	381	24,917
Occidental Petroleum Corp.	378	26,925

		121,710

Pharmaceuticals – 7.4%
Eli Lilly & Co.	361	26,552
Johnson & Johnson	205	23,618
Merck & Co., Inc.	455	26,786

		76,956

Software – 6.8%
CA, Inc.	575	18,268
Microsoft Corp.	397	24,669
Oracle Corp.	744	28,607

		71,544

Specialty Retail – 5.0%
Guess?, Inc.	1,857	22,470
Michaels Cos., Inc.(a)	1,447	29,591

		52,061

TOTAL COMMON STOCKS (Cost $921,159)		958,158

SHORT-TERM INVESTMENT – 9.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.42%(b)(c) (Cost $101,767)	101,767	101,767

TOTAL INVESTMENTS – 101.4% (Cost $1,022,926)		1,059,925
Liabilities in Excess of Other Assets – (1.4)%		(14,580)

NET ASSETS – 100.0%		$1,045,345

(a)	Non-income producing security.

(b)

The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended December 31, 2016 are shown in the Affiliate Table below.

(c)	The rate shown is the annualized seven-day yield at December 31, 2016.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of December 31, 2016.

Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Assets:
Investments:
Common Stocks
Aerospace & Defense	$55,477	$–	$–	$55,477
Airlines	27,249	–	–	27,249

See accompanying notes to financial statements.

14

State Street Institutional Investment Trust

State Street U.S. Value Spotlight Fund

Schedule of Investments — (continued)

December 31, 2016

Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Banks	$109,324	$–	$–	$109,324
Chemicals	32,556	–	–	32,556
Communications Equipment	54,619	–	–	54,619
Containers & Packaging	28,274	–	–	28,274
Electric Utilities	15,609	–	–	15,609
Electronic Equipment, Instruments & Components	32,191	–	–	32,191
Energy Equipment & Services	34,407	–	–	34,407
Food & Staples Retailing	23,224	–	–	23,224
Health Care Providers & Services	60,905	–	–	60,905
Household Durables	31,887	–	–	31,887
Insurance	68,439	–	–	68,439
Machinery	35,700	–	–	35,700
Multiline Retail	26,026	–	–	26,026
Oil, Gas & Consumable Fuels	121,710	–	–	121,710
Pharmaceuticals	76,956	–	–	76,956
Software	71,544	–	–	71,544
Specialty Retail	52,061	–	–	52,061
Short-Term Investment	101,767	–	–	101,767

Total Investments	$1,059,925	$–	$–	$1,059,925

Affiliate Table

	Number of shares held at 9/23/16*	Value at 9/23/16*	Shares purchased	Shares sold	Number of shares held at 12/31/16	Value at 12/31/16	Dividend income	Realized gain (loss)
State Street Institutional U.S. Government Money Market Fund, Premier Class	–	$–	1,028,392	926,625	101,767	$101,767	$106	$–

Total		$–				$101,767	$106	$–

*	Commencement of operations.

See accompanying notes to financial statements.

15

State Street Institutional Investment Trust

Statements of Assets and Liabilities

December 31, 2016

	State Street Global Value Spotlight Fund	State Street International Value Spotlight Fund	State Street European Value Spotlight Fund	State Street Asia Pacific Value Spotlight Fund	State Street U.S. Value Spotlight Fund
Assets
Investments in unaffiliated issuers, at value (Note 2)	$1,966,395	$2,208,544	$1,001,948	$1,834,469	$958,158
Investments in affiliated issuers, at value (Note 2)	120,334	41,185	41,566	100,447	101,767

Total investments	2,086,729	2,249,729	1,043,514	1,934,916	1,059,925
Foreign currency, at value	6,689	7,726	4,436	1,453	–
Unrealized appreciation on forward foreign currency exchange contracts	200	–	–	–	–
Dividends receivable – unaffiliated issuers (Note 2)	1,683	–	613	1,998	895
Dividends receivable – affiliated issuers (Note 2)	39	25	15	26	32
Receivable from Adviser (Note 4)	22,718	31,296	25,002	21,145	13,143
Receivable for foreign taxes recoverable	77	177	–	126	–

Total assets	2,118,135	2,288,953	1,073,580	1,959,664	1,073,995

Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	1,089	–	–	–	–
Advisory fee payable (Note 4)	1,332	1,434	653	1,238	584
Custodian fees payable (Note 4)	–	–	–	–	338
Administration fees payable (Note 4)	89	96	44	83	45
Transfer agent fees payable (Note 4)	730	5,318	728	730	729
Registration and filing fees payable	1,353	1,337	1,312	1,353	1,312
Professional fees payable	26,625	26,625	26,625	26,625	25,625
Printing and postage fees payable	–	3,883	–	–	–
Accrued expenses and other liabilities	141	64	16	15	17

Total liabilities	31,359	38,757	29,378	30,044	28,650

Net Assets	$2,086,776	$2,250,196	$1,044,202	$1,929,620	$1,045,345

Net Assets Consist of:
Paid-in Capital	$2,000,000	$2,000,000	$1,000,000	$2,000,000	$1,000,000
Undistributed (distribution in excess of) net investment income (loss)	2,425	–	1,558	–	–
Accumulated net realized gain (loss) on investments, foreign currency transactions and forward foreign currency exchange contracts	23,006	46,706	2,882	10,877	8,346
Net unrealized appreciation (depreciation) on:
Investments**	62,293	203,612	39,714	(81,226)	36,999
Foreign currency transactions and forward foreign currency exchange contracts	(948)	(122)	48	(31)	–

Net Assets	$2,086,776	$2,250,196	$1,044,202	$1,929,620	$1,045,345

See accompanying notes to financial statements.

16

State Street Institutional Investment Trust

Statements of Assets and Liabilities — (continued)

December 31, 2016

	State Street Global Value Spotlight Fund	State Street International Value Spotlight Fund	State Street European Value Spotlight Fund	State Street Asia Pacific Value Spotlight Fund	State Street U.S. Value Spotlight Fund
Net Asset Value Per Share
Class K
Net assets	$2,086,776	$2,250,196	$1,044,202	$1,929,620	$1,045,345
Shares outstanding	200,000	200,000	100,000	200,000	100,000

Net asset value, offering and redemption price per share	$10.43	$11.25	$10.44	$9.65	$10.45

Cost of Investments:
Investments in unaffiliated issuers	$1,903,976	$2,004,932	$962,234	$1,915,695	$921,159
Investments in affiliated issuers	120,334	41,185	41,566	100,447	101,767

Total cost of investments	$2,024,310	$2,046,117	$1,003,800	$2,016,142	$1,022,926

Foreign currency, at cost	$6,759	$7,838	$4,395	$1,502	$–

** Includes deferred foreign taxes	$126	$–	$–	$–	$–

See accompanying notes to financial statements.

17

State Street Institutional Investment Trust

Statements of Operations

For the Period Ended December 31, 2016

	State Street Global Value Spotlight Fund(a)	State Street International Value Spotlight Fund(b)	State Street European Value Spotlight Fund(a)	State Street Asia Pacific Value Spotlight Fund(a)	State Street U.S. Value Spotlight Fund(a)
Investment Income
Dividend income – unaffiliated issuers (Note 2)	$6,144	$13,092	$1,382	$12,569	$5,242
Dividend income – affiliated issuers (Note 2)	133	204	72	106	106
Foreign taxes withheld	(287)	(1,310)	(293)	(1,581)	–

Total Investment Income (loss)	5,990	11,986	1,161	11,094	5,348

Expenses
Advisory fees (Note 4)	4,133	7,522	2,050	3,999	1,814
Administration fees (Note 4)	276	502	137	267	140
Custodian fees (Note 4)	8,051	14,762	11,420	6,562	3,662
Trustees’ fees and expenses (Note 5)	957	1,793	955	957	955
Transfer agent fees (Note 4)	3,661	11,149	3,660	3,661	3,660
Registration and filing fees	1,920	1,904	1,879	1,920	1,879
Professional fees	27,667	29,526	27,665	27,667	26,665
Printing and postage fees	5,462	10,597	4,410	5,468	1,061
Miscellaneous expenses	30	80	23	30	23

Total expenses	52,157	77,835	52,199	50,531	39,859

Expenses waived/reimbursed by the Adviser (Note 4)	(48,024)	(70,312)	(50,149)	(46,532)	(38,045)

Net expenses	4,133	7,523	2,050	3,999	1,814

Net Investment Income (Loss)	1,857	4,463	(889)	7,095	3,534

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments – unaffiliated issuers	23,506	84,844	2,922	11,587	9,052
Foreign currency transactions and forward foreign currency exchange contracts	8,668	(1,261)	3,287	(4,325)	–

Net realized gain (loss)	32,174	83,583	6,209	7,262	9,052

Net change in unrealized appreciation (depreciation) on:
Investments – unaffiliated issuers*	62,293	203,612	39,714	(81,226)	36,999
Foreign currency transactions and forward foreign currency exchange contracts	(948)	(122)	48	(31)	–

Net change in unrealized appreciation (depreciation)	61,345	203,490	39,762	(81,257)	36,999

Net realized and unrealized gain (loss)	93,519	287,073	45,971	(73,995)	46,051

Net Increase (Decrease) in Net Assets from Operations	$95,376	$291,536	$45,082	$(66,900)	$49,585

* Includes foreign deferred taxes	$(126)	$–	$–	$–	$–

(a)	For the period September 22, 2016 (inception date) through December 31, 2016.

(b)	For the period July 13, 2016 (inception date) through December 31, 2016.

See accompanying notes to financial statements.

18

State Street Institutional Investment Trust

Statements of Changes in Net Assets

	State Street Global Value Spotlight Fund	State Street International Value Spotlight Fund
	For the Period 9/22/16* - 12/31/16	For the Period 7/13/16* - 12/31/16
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$1,857	$4,463
Net realized gain (loss)	32,174	83,583
Net change in unrealized appreciation (depreciation)	61,345	203,490

Net increase (decrease) in net assets resulting from operations	95,376	291,536

Distributions to Shareholders from:
Net investment income	(8,100)	(3,800)
Net realized gains	(500)	(37,540)

Total distributions to shareholders	(8,600)	(41,340)

From Beneficial Interest Transactions:
Proceeds from sale of shares sold	2,000,000	2,000,000

Net increase (decrease) in net assets from beneficial interest transactions	2,000,000	2,000,000

Net increase (decrease) in net assets during the period	2,086,776	2,250,196

Net assets at beginning of period	–	–

Net Assets at End of Period	$2,086,776	$2,250,196

Undistributed (distribution in excess of) net investment income (loss)	$2,425	$–

Shares of Beneficial Interest:
Shares sold	200,000	200,000

Net increase (decrease)	200,000	200,000

*	Inception date.

See accompanying notes to financial statements.

19

State Street Institutional Investment Trust

Statements of Changes in Net Assets — (continued)

	State Street European Value Spotlight Fund	State Street Asia Pacific Value Spotlight Fund
	For the Period 9/22/16* - 12/31/16	For the Period 9/22/16* - 12/31/16
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(889)	$7,095
Net realized gain (loss)	6,209	7,262
Net change in unrealized appreciation (depreciation)	39,762	(81,257)

Net increase (decrease) in net assets resulting from operations	45,082	(66,900)

Distributions to Shareholders from:
Net investment income	(840)	(3,480)
Net realized gains	(40)	–

Total distributions to shareholders	(880)	(3,480)

From Beneficial Interest Transactions:
Proceeds from sale of shares sold	1,000,000	2,000,000

Net increase (decrease) in net assets from beneficial interest transactions	1,000,000	2,000,000

Net increase (decrease) in net assets during the period	1,044,202	1,929,620

Net assets at beginning of period	–	–

Net Assets at End of Period	$1,044,202	$1,929,620

Undistributed (distribution in excess of) net investment income (loss)	$1,558	$–

Shares of Beneficial Interest:
Shares sold	100,000	200,000

Net increase (decrease)	100,000	200,000

*	Inception date.

See accompanying notes to financial statements.

20

State Street Institutional Investment Trust

Statements of Changes in Net Assets — (continued)

State Street U.S. Value Spotlight Fund
For the Period 9/22/16* - 12/31/16
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$3,534
Net realized gain (loss)	9,052
Net change in unrealized appreciation (depreciation)	36,999

Net increase (decrease) in net assets resulting from operations	49,585

Distributions to Shareholders from:
Net investment income	(3,530)
Net realized gains	(710)

Total distributions to shareholders	(4,240)

From Beneficial Interest Transactions:
Proceeds from sale of shares sold	1,000,000

Net increase (decrease) in net assets from beneficial interest transactions	1,000,000

Net increase (decrease) in net assets during the period	1,045,345

Net assets at beginning of period	–

Net Assets at End of Period	$1,045,345

Undistributed (distribution in excess of) net investment income (loss)	$–

Shares of Beneficial Interest:
Shares sold	100,000

Net increase (decrease)	100,000

*	Inception date.

See accompanying notes to financial statements.

21

State Street Institutional Investment Trust

Financial Highlights

Class K

Selected data for a share outstanding throughout each period

	State Street Global Value Spotlight Fund		State Street International Value Spotlight Fund		State Street European Value Spotlight Fund
	For the Period 9/23/16*- 12/31/16		For the Period 7/14/16* - 12/31/16		For the Period 9/23/16* - 12/31/16
Net asset value, beginning of period	$10.00		$10.00		$10.00

Income (loss) from investment operations
Net investment income (loss)(a)	0.01		0.02		(0.01)
Net realized and unrealized gain (loss)	0.46		1.44		0.46

Total from investment operations	0.47		1.46		0.45

Distributions to shareholders from:
Net investment income	(0.04)		(0.02)		(0.01)
Net realized gains	(0.00	)(b)	(0.19)		(0.00	)(b)

Total distributions	(0.04)		(0.21)		(0.01)

Net asset value, end of period	$10.43		$11.25		$10.44

Total return(c)	4.73%		14.57%		4.49%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$2,087		$2,250		$1,044
Ratios to average net assets:
Total expenses	9.46	%(d)	7.76	%(d)	19.10	%(d)
Net expenses	0.75	%(d)	0.75	%(d)	0.75	%(d)
Net investment income (loss)	0.34	%(d)	0.44	%(d)	(0.33	)%(d)
Portfolio turnover rate	18	%(e)	26	%(e)	28	%(e)

*	Commencement of operations.

(a)	Net investment income per share is calculated using the average shares method.

(b)	Amount shown represents less than $0.005.

(c)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of the Fund. Total return for periods of less than one year is not annualized. Results represent past performance and are not indicative of future results.

(d)	Annualized.

(e)	Not annualized.

See accompanying notes to financial statements.

22

State Street Institutional Investment Trust

Financial Highlights — (continued)

Class K

Selected data for a share outstanding throughout each period

	State Street Asia Pacific Value Spotlight Fund		State Street U.S. Value Spotlight Fund
	For the Period 9/23/16* - 12/31/16		For the Period 9/23/16* - 12/31/16
Net asset value, beginning of period	$10.00		$10.00

Income (loss) from investment operations
Net investment income (loss)(a)	0.04		0.04
Net realized and unrealized gain (loss)	(0.37)		0.46

Total from investment operations	(0.33)		0.50

Distributions to shareholders from:
Net investment income	(0.02)		(0.04)
Net realized gains	–		(0.01)

Total distributions	(0.02)		(0.05)

Net asset value, end of period	$9.65		$10.45

Total return(b)	(3.33)%		4.92%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$1,930		$1,045
Ratios to average net assets:
Total expenses	9.48	%(c)	14.28	%(c)
Net expenses	0.75	%(c)	0.65	%(c)
Net investment income (loss)	1.33	%(c)	1.27	%(c)
Portfolio turnover rate	8	%(d)	11	%(d)

*	Commencement of operations.

(a)	Net investment income per share is calculated using the average shares method.

(b)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of the Fund. Total return for periods of less than one year is not annualized. Results represent past performance and are not indicative of future results.

(c)	Annualized.

(d)	Not annualized.

See accompanying notes to financial statements.

23

State Street Institutional Investment Trust

Notes to Financial Statements

December 31, 2016

1.	Organization

State Street Institutional Investment Trust (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (“1940 Act”), is an open-end management investment company.

As of December 31, 2016, the Trust consists of thirty-three (33) series and corresponding classes, each of which have the same rights and privileges, including voting rights (each a “Fund, and collectively, the “Funds”). The Declaration of Trust permits the Board of Trustees of the Trust (the “Board”) to authorize the issuance of an unlimited number of shares of beneficial interest with no par value. The financial statements herein relate to the following funds:

Fund	Classes	Commencement of Operations	Diversification Classification
State Street Global Value Spotlight Fund	Class A Class I Class K	Not commenced Not commenced September 23, 2016	Non-diversified
State Street International Value Spotlight Fund	Class A Class I Class K	Not commenced Not commenced July 14, 2016	Non-diversified
State Street European Value Spotlight Fund	Class A Class I Class K	Not commenced Not commenced September 23, 2016	Non-diversified
State Street Asia Pacific Value Spotlight Fund	Class A Class I Class K	Not commenced Not commenced September 23, 2016	Non-diversified
State Street U.S. Value Spotlight Fund	Class A Class I Class K	Not commenced Not commenced September 23, 2016	Non-diversified

The State Street Global Value Spotlight Fund, State Street European Value Spotlight Fund, State Street Asia Pacific Value Spotlight Fund and State Street U.S. Value Spotlight Fund were formed on September 22, 2016 and commenced operations on September 23, 2016. The State Street International Value Spotlight Fund was formed on July 13, 2016 and commenced operations on July 14, 2016.

Class K shares of the Funds are sold without a sales charge and only to certain eligible investors.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims that may be made against the Trust that have not yet occurred.

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the

24

State Street Institutional Investment Trust

Notes to Financial Statements — (continued)

December 31, 2016

reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Security	Valuation

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that each Fund’s listing exchange is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of each Fund are valued pursuant to the policy and procedures developed by the Oversight Committee (the “Committee”) and approved by the Board. The Committee provides oversight of the valuation of investments for the Funds. The Board has responsibility for determining the fair value of investments.

Valuation techniques used to value each Fund’s investments by major category are as follows:

•

Equity investments traded on a recognized securities exchange for which market quotations are readily available are valued at the last sale price or official closing price, as applicable, on the primary market or exchange on which they trade. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last published sale price or at fair value.

•

Investments in registered investment companies (including money market funds) or other unitized pooled investment vehicles that are not traded on an exchange are valued at that day’s published net asset value per share or unit.

•

Forward foreign currency exchange contracts are valued based on that day’s prevailing forward exchange rate for the underlying currencies. The rates are obtained from independent pricing services in accordance with the valuation the policy and procedures approved by the Board.

In the event prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Committee, in accordance with the valuation policy and procedures approved by the Board.

The Funds value their assets and liabilities at fair value using a fair value hierarchy consisting of three broad levels that prioritize the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with investing in it.

The three levels of the fair value hierarchy are as follows:

•	Level 1 – Unadjusted quoted prices in active markets for identical asset or liability;

•	Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or

25

State Street Institutional Investment Trust

Notes to Financial Statements — (continued)

December 31, 2016

liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 – Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.

The value of each Fund’s investments according to the fair value hierarchy as of December 31, 2016, is disclosed in each Fund’s respective Schedule of Investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. Transfers between different levels of the fair value hierarchy are recognized at the end of the reporting period.

The Funds had no material transfers between levels for the period ended December 31, 2016.

Investment Transactions and Income Recognition

Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses from the sale or disposition of investments and foreign exchange transactions, if any, are determined using the identified cost method. Dividend income and capital gain distributions, if any, are recognized daily on the ex-dividend date, net of any foreign taxes withheld at source, if any. Non-cash dividends received in the form of stock are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains.

Expenses

Certain expenses, which are directly identifiable to a specific Fund, are applied to that Fund within the Trust. Other expenses which cannot be attributed to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds within the Trust.

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies as well as investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars using exchange rates at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions.

26

State Street Institutional Investment Trust

Notes to Financial Statements — (continued)

December 31, 2016

Foreign taxes are recorded in accordance with SSGA Funds Management, Inc’s. (the “Adviser” or “SSGA FM”) understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in the Statements of Operations, if applicable. Foreign taxes payable or deferred as of December 31, 2016, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

Distributions

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. The amount and character of income and capital gains to be distributed are determined in accordance with applicable tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes.

3.	Derivative Financial Instruments

Forward Foreign Currency Exchange Contracts

Certain Funds may engage in forward foreign currency exchange contracts to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuations. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Certain risks may arise upon entering into forward foreign currency exchange contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gains on appreciated contracts, if any. Additionally, when utilizing forward foreign currency exchange contracts to hedge, the Funds give up the opportunity to profit from favorable exchange rate movements during the term of the contract.

For the period ended December 31, 2016, the State Street Global Value Spotlight Fund entered into forward foreign currency exchange contracts to offset the Fund’s exposure to the component currencies.

Risks associated with Derivatives

Derivative financial instruments involve, to varying degrees, elements of credit, market and/or interest rate risk in excess of the amounts reported in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Derivative transactions can create investment leverage and may be highly volatile. Use of derivatives other than for hedging purposes may be considered speculative. When a Fund invests in a derivative instrument, the future exposure is potentially unlimited. The value of a derivative instrument will depend on the ability and the willingness of the Fund’s derivative counterparty to perform its obligations under

27

State Street Institutional Investment Trust

Notes to Financial Statements — (continued)

December 31, 2016

the transaction. A liquid secondary market may not always exist for the Fund’s derivative positions at any time and may impact the Fund’s ability to establish fair market value of a derivative transaction and close out derivative positions. Although the use of derivatives is intended to complement the Fund’s performance, it may instead reduce returns and increase volatility. The measurement of the risks associated with derivative instruments is meaningful only when all related and offsetting transactions are considered. The Fund must set aside liquid assets or engage in other appropriate measures to cover its obligations under these derivative instruments.

Certain derivatives, including forward foreign currency contracts and some swap contracts, as applicable, are entered into over the counter (“OTC”) under the terms and conditions of an ISDA Master Agreement, which are separately negotiated with each counterparty. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged or received by the Fund, if any, is noted in the Schedules of Investments. Notional principal amounts are one component used to calculate the amount of exposure to the underlying instrument, but is not the amount delivered under the contract. Accordingly, credit risk is limited to any amounts receivable from the counterparty. To reduce credit risk from potential counterparty default, the Fund enters into swap contracts with counterparties whose creditworthiness has been approved by the Trustees. The Fund bears the market risk arising from any change in index or security values or interest rates.

28

State Street Institutional Investment Trust

Notes to Financial Statements — (continued)

December 31, 2016

The following tables summarize the value of the Funds’ derivative instruments as of December 31, 2016, and the related location in the accompanying Statements of Assets and Liabilities and Statements of Operations, presented by primary underlying risk exposure:

Asset Derivatives

State Street Global Value Spotlight Fund	Interest Rate Contracts Risk	Foreign Currency Contracts Risk	Credit Contracts Risk	Equity Contracts Risk	Commodity Contracts Risk	Total
Forward Foreign Currency Exchange Contracts(a)	$–	$200	$–	$–	$–	$200

(a)	Unrealized appreciation on forward foreign currency exchange contracts.

Liability Derivatives

State Street Global Value Spotlight Fund	Interest Rate Contracts Risk	Foreign Currency Contracts Risk	Credit Contracts Risk	Equity Contracts Risk	Commodity Contracts Risk	Total
Forward Foreign Currency Exchange Contracts(a)	$–	$1,089	$–	$–	$–	$1,089

(a)	Unrealized depreciation on forward foreign currency exchange contracts.

Net Change in UnrealizedAppreciation (Depreciation)

State Street Global Value Spotlight Fund	Interest Rate Contracts Risk	Foreign Currency Contracts Risk	Credit Contracts Risk	Equity Contracts Risk	Commodity Contracts Risk	Total
Forward Foreign Currency Exchange Contracts(a)	$–	$8,444	$–	$–	$–	$8,444

(a)	Net realized gain/loss on forward foreign currency exchange contracts.

Net Realized Gain (Loss)

State Street Global Value Spotlight Fund	Interest Rate Contracts Risk	Foreign Currency Contracts Risk	Credit Contracts Risk	Equity Contracts Risk	Commodity Contracts Risk	Total
Forward Foreign Currency Exchange Contracts(a)	$–	$(889)	$–	$–	$–	$(889)

(a)	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange transactions.

For financial reporting purposes, the Funds do not offset derivative assets or liabilities, including those that may be subject to an enforceable Foreign Exchange Master Agreement that allows for net

29

State Street Institutional Investment Trust

Notes to Financial Statements — (continued)

December 31, 2016

settlement between counterparties, on their Statements of Assets and Liabilities. The following tables set forth the Funds’ net exposure to derivative assets and liabilities available for offset and net of collateral at December 31, 2016:

State Street Global Value Spotlight Fund

Offsetting of Financial Assets and Derivative Assets
	Forward Foreign Currency Exchange Contracts
Counterparty	Gross Amounts of Assets	Amount Eligible to Offset	Collateral (Received)/ Pledged	Net Amount
JP Morgan Chase Bank, N.A.	$78	(78)	$–	$–
Royal Bank of Canada	56	(56)	–	–
Westpac Banking Corp.	66	(66)	–	–
	$200	$(200)	$–	$–

Offsetting of Financial Liabilities and Derivative Liabilities
	Forward Foreign Currency Exchange Contracts
Counterparty	Gross Amounts of Liabilities	Amount Eligible to Offset	Collateral (Received)/ Pledged	Net Amount
JP Morgan Chase Bank, N.A.	(347)	$78	$–	(269)
Royal Bank of Canada	(379)	56	–	(323)
Westpac Banking Corp.	(363)	66	–	(297)
	$(1,089)	$200	$–	$(889)

The amount presented on the Schedule of Investments and Statement of Assets and Liabilities are not net amounts but gross.

4.	Fees and Transactions with Affiliates

Advisory Fee

The Trust, on behalf of the Funds, has entered into an investment advisory agreement with SSGA FM. For the services provided under the investment advisory agreement, each Fund pays the Adviser a fee at an annual rate set forth below, of the Fund’s average daily net assets.

Fund	Percentage of average daily net assets
State Street Global Value Spotlight Fund	0.75%
State Street International Value Spotlight Fund	0.75%
State Street European Value Spotlight Fund	0.75%
State Street Asia Pacific Value Spotlight Fund	0.75%
State Street U.S. Value Spotlight Fund	0.65%

30

State Street Institutional Investment Trust

Notes to Financial Statements — (continued)

December 31, 2016

The Adviser entered into a sub-advisory agreement with State Street Global Advisors Ireland Limited (the “Sub-Adviser”), a wholly-owned subsidiary of State Street Corporation, pursuant to which the Sub-Adviser will be responsible for the day-to-day management of the assets of the Funds. The Sub-Adviser receives fees from the Adviser for its services provided to the Funds.

SSGA FM is contractually obligated until April 30, 2018, to waive its management fee and/or to reimburse the Funds for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses, acquired fund fees and expenses, administration fees and any class-specific expenses, such as distribution, shareholder servicing and sub-transfer agency fees) exceed the following percentages of average daily net assets on an annual basis.

Fund	Percentage of average net assets
State Street Global Value Spotlight Fund	0.70%
State Street International Value Spotlight Fund	0.70%
State Street European Value Spotlight Fund	0.70%
State Street Asia Pacific Value Spotlight Fund	0.70%
State Street U.S. Value Spotlight Fund	0.60%

For the period ended December 31, 2016, SSGA FM reimbursed or waived the fees under these agreements as shown on the Funds’ respective Statements of Operations.

Administrator and Sub-Administrator Fees

SSGA FM serves as administrator and State Street Bank and Trust Company (“State Street”), an affiliate of the Adviser, serves as custodian and sub-administrator to the Funds. For its administration services, each Fund pays SSGA FM a fee at an annual rate of 0.05% of its average daily net assets. The fees are accrued daily and paid monthly. For its services as custodian, each Fund pays State Street an annual fee. SSGA FM pays State Street for its services as sub-administrator.

Transfer Agent Fees

Boston Financial Data Services (“BFDS”), a joint venture of DST Systems, Inc. and State Street Corporation, serves as transfer agent and dividend disbursing agent to the Funds. For these services, the Funds pay annual account services fees, activity-based fees, and charges related to compliance and regulatory services.

Distribution	Fees

State Street Global Markets LLC (the “Distributor” or “SSGM”) serves as the distributor of the Funds. SSGM is a wholly owned subsidiary of State Street Corporation. The Funds have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act under which each Fund may compensate the Distributor (or others) for services in connection with the distribution of the Funds’ Class A shares and for services provided to shareholders in that class (the “Plan”). The Plan calls for payments at an annual rate (based on average daily net assets) of 0.25% of the Funds’ net assets attributable to its Class A shares. As of December 31, 2016, the Funds’ Class A shares have not commenced operations. In addition to payments

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State Street Institutional Investment Trust

Notes to Financial Statements — (continued)

December 31, 2016

under the Plan, the Funds may reimburse SSGM or its affiliates for payments it makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement and the manner in which it is calculated are reviewed by the Trustees periodically.

The Funds may also pay a sub-transfer agent fee at an annual rate of up to 0.20% of the Funds’ average daily net assets attributable to Class A and Class I for recordkeeping, shareholder servicing, or administrative services provided by financial intermediaries.

Other Transactions with Affiliates

The Funds may invest in affiliated entities, including securities issued by State Street Corporation, affiliated funds, or entities deemed to be affiliates as a result of the Funds owning more than five percent of the entity’s voting securities or outstanding shares. Amounts relating to these transactions during the period ended December 31, 2016, are disclosed in the Schedules of Investments.

From time to time, the Funds may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of December 31, 2016, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 10% of a Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 10% of the aggregate an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 10% Affiliated Account Holders	Percentage of Affiliated Ownership
State Street Global Value Spotlight Fund	1	100%
State Street International Value Spotlight Fund	1	100%
State Street European Value Spotlight Fund	1	100%
State Street Asia Pacific Value Spotlight Fund	1	100%
State Street U.S. Value Spotlight Fund	1	100%

5. Trustees’ Fees

The fees and expenses of the Trust’s trustees, who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), are paid directly by the Funds. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance and industry seminars.

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State Street Institutional Investment Trust

Notes to Financial Statements — (continued)

December 31, 2016

6.	Investment Transactions

Purchases and sales of investments (excluding short term investments) for the period ended December 31, 2016, were as follows:

	Other Securities
	Purchases	Sales
State Street Global Value Spotlight Fund	$2,227,398	$346,927
State Street International Value Spotlight Fund	2,450,140	530,191
State Street European Value Spotlight Fund	1,219,998	260,685
State Street Asia Pacific Value Spotlight Fund	2,063,366	159,258
State Street U.S. Value Spotlight Fund	1,017,852	105,745

7.	Income Tax Information

The Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. Each Fund will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. Therefore, no provision for federal income tax is required.

The Funds file federal and various state and local tax returns as required. No income tax returns are currently under examination. Generally, the federal returns are subject to examination by the Internal Revenue Service for a period of three years from date of filing, while the state returns may remain open for an additional year depending upon jurisdiction. SSGA has analyzed the Funds’ tax positions and does not believe there are uncertain tax positions that would require recognition of a tax liability.

Distributions to shareholders are recorded on ex-dividend date. Income dividends and gain distributions are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. Certain capital accounts in the financial statements have been adjusted for permanent book- tax differences. These adjustments have no impact on net asset values or results of operations. Temporary book-tax differences will reverse in the future. These book-tax differences are primarily due to differing treatments for character of distributions, foreign currencies, forward foreign currency contracts, wash sales deferrals and REITs.

The tax character of distributions paid during the period ended December 31, 2016, was as follows:

	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total
State Street Global Value Spotlight Fund	$8,600	$–	$–	$8,600
State Street International Value Spotlight Fund	41,340	–	–	41,340
State Street European Value Spotlight Fund	880	–	–	880
State Street Asia Pacific Value Spotlight Fund	3,480	–	–	3,480
State Street U.S. Value Spotlight Fund	4,240	–	–	4,240

33

State Street Institutional Investment Trust

Notes to Financial Statements — (continued)

December 31, 2016

At December 31, 2016, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryforwards	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)	Qualified Late-Year Losses	Total
State Street Global Value Spotlight Fund	$24,574	$–	$–	$62,202	$–	$86,776
State Street International Value Spotlight Fund	47,038	–	–	203,158	–	250,196
State Street European Value Spotlight Fund	4,688	–	–	39,514	–	44,202
State Street Asia Pacific Value Spotlight Fund	10,877	–	–	(81,257)	–	(70,380)
State Street U.S. Value Spotlight Fund	8,237	–	–	37,108	–	45,345

At December 31, 2016, gross unrealized appreciation and gross unrealized depreciation of investments based on cost for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
State Street Global Value Spotlight Fund	$2,024,342	$106,419	$44,032	$62,387
State Street International Value Spotlight Fund	2,046,449	249,154	45,874	203,280
State Street European Value Spotlight Fund	1,004,048	61,421	21,955	39,466
State Street Asia Pacific Value Spotlight Fund	2,016,142	50,988	132,214	(81,226)
State Street U.S. Value Spotlight Fund	1,022,817	69,970	32,862	37,108

8.	Line of Credit

The Funds and other affiliated funds (each a “Participant” and, collectively, the “Participants”) participate in a $360 million revolving credit facility provided by a syndication of banks under which the Participants may borrow to fund shareholder redemptions. This agreement expires in October 2017 unless extended or renewed. Prior to October 13, 2016, the Participant/Participants could borrow up to $360 million at any time outstanding, subject to asset coverage and other limitations as specified in the agreements.

The Participants are charged an annual commitment fee which is calculated based on the unused portion of the shared credit line. Commitment fees are allocated among each of the Participants based on relative net assets. Commitment fees are ordinary fund operating expenses. A Participant incurs and pays the interest expense related to its borrowing. Interest is calculated at a rate per annum equal to the sum of 1% plus the greater of the New York Fed Bank Rate and 1-month LIBOR rate. Prior to October 13, 2016, interest was calculated at a rate per annum equal to the sum of the New York Fed Bank Rate plus 1%. The Funds had no outstanding loans during the period ended December 31, 2016.

34

State Street Institutional Investment Trust

Notes to Financial Statements — (continued)

December 31, 2016

9.	Risks

Concentration Risk

As a result of the Funds’ ability to invest a large percentage of their assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Funds’ investments more than if the Funds were more broadly diversified.

Foreign and Emerging Markets Risks

Investing in foreign markets involve risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of government regulation, economic, political and social instability in the countries in which the Funds’ invest. Foreign markets may be less liquid than investments in the U.S. and may be subject to the risks of currency fluctuations. To the extent that a Fund invests in securities of issuers located in emerging markets, these risks may be even more pronounced.

Market and Credit Risk

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the general economic conditions and fluctuations of the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

10.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date on which the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

35

State Street Institutional Investment Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of State Street Institutional Investment Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of State Street Global Value Spotlight Fund, State Street International Value Spotlight Fund, State Street European Value Spotlight Fund, State Street Asia Pacific Value Spotlight Fund and State Street U.S. Value Spotlight Fund (collectively, the “Funds”) (five of the funds constituting State Street Institutional Investment Trust) as of December 31, 2016, and the related statements of operations, statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Street Global Value Spotlight Fund, State Street International Value Spotlight Fund, State Street European Value Spotlight Fund, State Street Asia Pacific Value Spotlight Fund and State Street U.S. Value Spotlight Fund (five of the funds constituting State Street Institutional Investment Trust) at December 31, 2016, and the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2017

36

State Street Institutional Investment Trust

Other Information

December 31, 2016 (Unaudited)

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), if applicable, on purchase payments, reinvested dividends, or other distributions and (2) ongoing costs, including advisory fees and to the extent applicable, distribution (12b-1) and or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from July 1, 2016 to December 31, 2016.

The table below illustrates your Fund’s cost in two ways:

•

Based on actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period”.

•

Based on hypothetical 5% return – This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

		Actual		Hypothetical (assuming a 5% return before expenses)
	Annualized Expense Ratio	Ending Account Value	Expenses Paid During Period(a)	Ending Account Value	Expenses Paid During Period
State Street Global Value Spotlight Fund	0.75%	$1,047.30	$2.10	$1,021.40	$3.81	(b)
State Street International Value Spotlight Fund	0.75	1,145.70	3.76	1,021.40	3.81	(c)
State Street European Value Spotlight Fund	0.75	1,044.90	2.10	1,021.40	3.81	(b)
State Street Asia Pacific Value Spotlight Fund	0.75	966.70	2.02	1,021.40	3.81	(b)
State Street U.S. Value Spotlight Fund	0.65	1,049.20	1.82	1,021.90	3.30	(b)

(a)	Actual period is from commencement of operations as defined in the notes to financial statements.

(b)	Hypothetical expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value of the period, multiplied by 100, then divided by 366.

(c)	Hypothetical expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value of the period, multiplied by 171, then divided by 366.

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State Street Institutional Investment Trust

Other Information — (continued)

December 31, 2016 (Unaudited)

Tax Information

For federal tax income tax purposes, the following information is furnished with respect to the distributions from the Funds for the fiscal year ended December 31, 2016.

Percentage of distributions which qualify for the corporate dividends received deduction:

Percentage
State Street Global Value Spotlight Fund	10.36%
State Street U.S. Value Spotlight Fund	38.46

Qualified Dividend Income

A portion of dividends distributed by the Funds during the fiscal year ended December 31, 2016, are considered qualified dividend income, and are eligible for reduced tax rates. These lower rates range from 5% to 20% depending on the individual’s tax bracket. These amounts are noted below:

Amount
State Street Global Value Spotlight Fund	$5,852
State Street International Value Spotlight Fund	10,097
State Street European Value Spotlight Fund	880
State Street Asia Pacific Value Spotlight Fund	5,061
State Street U.S. Value Spotlight Fund	4,240

Foreign Tax Credit

The Funds have made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Funds to its shareholders. For the year ended December 31, 2016, the total amount of foreign taxes that will be passed through are:

Amount
State Street Global Value Spotlight Fund	$287
State Street International Value Spotlight Fund	1,310
State Street European Value Spotlight Fund	227
State Street Asia Pacific Value Spotlight Fund	1,581

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State Street Institutional Investment Trust

Other Information — (continued)

December 31, 2016 (Unaudited)

The amount of foreign source income earned on the following Funds during the year ended December 31, 2016 were as follows:

Amount
State Street Global Value Spotlight Fund	$2,677
State Street International Value Spotlight Fund	13,092
State Street European Value Spotlight Fund	1,382
State Street Asia Pacific Value Spotlight Fund	12,569

Proxy Voting Policies and Procedures and Records

The Funds have adopted the proxy voting policies of the Adviser. A description of the Trust’s proxy voting policies and procedures that are used by the Funds’ investment adviser to vote proxies relating to the Funds’ portfolio of securities are available (i) without charge, upon request by calling 1-800-997-7327 (toll free) or (ii) on the website of the U.S. Securities and Exchange Commission, at www.sec.gov.

Information regarding how the investment adviser voted for the prior 12-months period ended June 30 is available by August 31 of each year by calling the same number and on the SEC’s website, at www.sec.gov, and on the Funds’ website at www.ssgafunds.com.

Quarterly Portfolio Schedule

The Funds file a complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on the Form N-Q is available upon request, without charge, by calling 1-800-997-7327 (toll free) and on the Funds’ website at www.ssgafunds.com.

39

State Street Institutional Investment Trust

Other Information — (continued)

December 31, 2016 (Unaudited)

State Street Global Value Spotlight Fund

State Street International Value Spotlight Fund

State Street European Value Spotlight Fund

State Street Asia Pacific Value Spotlight Fund

State Street U.S. Value Spotlight Fund

Trustee Considerations in Approval of

Investment Advisory and Subadvisory Agreements

Overview of the Contract Review Process

Under the Investment Company Act of 1940, an investment advisory agreement between a mutual fund and its investment adviser must be approved by the fund’s board of trustees, including by a vote of a majority of those trustees who are not “interested persons” of the fund (the “Independent Trustees”) cast in-person at a meeting called for the purpose of considering such approval.

Consistent with these requirements, the Independent Trustees on the Board of Trustees (the “Board”) of State Street Institutional Investment Trust (the “Trust”), met in-person on November 16-17, 2015, with respect to the State Street Global Value Spotlight Fund, State Street International Value Spotlight Fund, State Street European Value Spotlight Fund and State Street Asia Pacific Value Spotlight Fund, and on September 20-21, 2016, with respect to the State Street U.S. Value Spotlight Fund, each a new series of the Trust (each, a “New Fund” and collectively, the “New Funds”), including in executive sessions attended by the Independent Trustees, to consider a proposal to approve the investment advisory agreement (the “Advisory Agreement”) with SSGA Funds Management, Inc. (“SSGA FM”) and the investment sub-advisory agreement (the “Sub-Advisory Agreement,” and together with the Advisory Agreement, the “Advisory Agreements”) between SSGA FM and State Street Global Advisors Ireland Limited (the “Sub-Adviser” and together with SSGA FM, the “Advisers”). The Independent Trustees also discussed the New Funds with representatives of SSGA FM at their in-person meeting held on May 19-20, 2016 (the “May Meeting”). The Independent Trustees also considered information regarding the annual approval of advisory agreements for other funds in the fund complex (the “Other Funds”) at the May Meeting, to the extent such information was applicable to the New Funds. Prior to voting on the proposal, the Independent Trustees, as well as the Trustees who are “interested persons” of SSGA FM, reviewed information furnished by the Advisers and others reasonably necessary to permit the Board to evaluate the proposal fully. The Independent Trustees were separately represented by co-counsel that is independent of the Advisers in connection with their consideration of approval of the Advisory Agreements. The Independent Trustees considered, among other things, the following:

Information about Fees and Expenses

•	A report prepared by an independent third-party provider of investment company data, which included for the New Funds:

•

Comparisons of each New Fund’s estimated expense ratio (with detail of component expenses) to the expense ratios of a group of comparable mutual funds selected by the independent third-party data provider (the “Expense Group” and/or “Expense Universe”); and

•	Comparisons of each New Fund’s contractual and estimated actual management fees to the contractual and actual management fees of comparable mutual funds.

40

State Street Institutional Investment Trust

Other Information — (continued)

December 31, 2016 (Unaudited)

•

Comparative information regarding fees charged by the Advisers for managing institutional accounts using investment strategies and techniques similar to those used in managing the New Funds, to the extent applicable.

Information about Portfolio Management

•	Descriptions of the investment management services to be provided by the Advisers, including their investment strategies and processes;

•	Information concerning the allocation of brokerage; and

•	Information regarding the procedures and processes to be used to value the assets of the New Funds.

Information about the Advisers

•	Reports detailing the financial results and condition of the Advisers and their affiliates;

•	Descriptions of the qualifications, education and experience of the individual investment professionals who will be responsible for managing the New Funds;

•	Information relating to compliance with and the administration of the Code of Ethics adopted by the Advisers;

•	SSGA FM’s proxy voting policies and procedures;

•

Information concerning the resources devoted by the Advisers to overseeing compliance by the New Funds and their service providers, including the Advisers’ record of compliance with investment policies and restrictions and other operating policies of the Other Funds;

•	A description of the business continuity and disaster recovery plans of the Advisers; and

•	Information regarding the Advisers’ risk management processes.

Other Relevant Information

•	Information concerning the nature, extent, quality and cost of services to be provided to each New Fund by SSGA FM in its capacity as administrator;

•	The entrepreneurial risk to be undertaken by SSGA FM as sponsor of each New Fund;

•

Information concerning the nature, extent, quality and cost of various non-investment management services to be provided to each New Fund by affiliates of SSGA FM, including the custodian, sub-administrator, fund accountant, transfer agent and securities lending agent of each New Fund, and the role of SSGA FM in managing each New Fund’s relationship with these service providers;

•	The terms of the Advisory Agreement and Sub-Advisory Agreement and agreements with other service providers of the New Funds;

•

Draft responses to the letter from Joseph P. Barri, LLC (co-counsel along with the law firm of Sullivan & Worcester LLP (together, “Independent Counsel”), reviewed prior to such date by Independent Counsel, requesting specific information regarding the Other Funds, certain of which was applicable to the New Funds, from each of:

•	SSGA FM, with respect to its operations relating to the Other Funds and their approximate profit margins before taxes from such operations for the Other Funds’ last fiscal year; and the

41

State Street Institutional Investment Trust

Other Information — (continued)

December 31, 2016 (Unaudited)

relevant operations of other affiliated service providers to the Other Funds, together with their approximate profit margins from such relevant operations for the Other Funds’ last fiscal year;

•

State Street Bank and Trust Company (“State Street”), the sub-administrator, custodian, transfer agent, and securities lending agent for the Other Funds, with respect to its operations relating to the Other Funds; and

•

State Street Global Markets, LLC, the principal underwriter and distributor of the shares of the Other Funds (the “Distributor”), with respect to its operations relating to the Other Funds, together with the Other Funds’ related distribution plans and arrangements under SEC Rule 12b-1.

•

Draft responses to the letter from Independent Counsel, reviewed prior to such date by Independent Counsel, requesting specific information from the Sub-Adviser with respect to its operations, financial condition, Form ADV, and the nature, extent and quality of services to be provided to each New Fund.

In addition to the information identified above, the Board considered information provided by SSGA FM and other service providers of the New Funds throughout the year at meetings of the Board and its committees. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of SSGA FM relating to the performance of the Other Funds and the investment strategies used in pursuing each Other Fund’s investment objective.

The Independent Trustees were assisted throughout the contract review process by Independent Counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreements, and the weight to be given to each such factor. The conclusions reached with respect to the Advisory Agreements were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the New Funds.

Results of the Process

Based on a consideration of the foregoing and such other information as deemed relevant, including the factors and conclusions described below, on November 16-17, 2015 and September 20-21, 2016 the Board, including a majority of the Independent Trustees, voted to approve the Advisory Agreements with respect to the New Funds.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory Agreements, the Board evaluated the nature, extent and quality of services to be provided to each New Fund by the Advisers.

The Board considered the Advisers’ management capabilities and investment process with respect to the types of investments to be held by each New Fund, including the education, experience and number of investment professionals and other personnel who will provide portfolio management, investment research, and similar services to each New Fund. The Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing particular markets, industries and specific issuers of securities in these markets and industries. The Board also took into account the compensation paid to

42

State Street Institutional Investment Trust

Other Information — (continued)

December 31, 2016 (Unaudited)

recruit and retain investment personnel, and the time and attention to be devoted to each New Fund by senior management.

The Board reviewed the compliance programs of the Advisers and various affiliated service providers. Among other things, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity, the allocation of investment opportunities and the voting of proxies. The Board also considered the role of SSGA FM in monitoring each New Fund’s securities lending activities.

On the basis of the foregoing and other relevant information, the Board concluded that the Advisers can be expected to provide high quality investment management and related services for each New Fund.

Fund Performance

Because the New Funds have not yet commenced operations, the Board noted that they could not draw any conclusions regarding the performance of the New Funds. The Board, however, considered, at the May Meeting, the performance of other comparable funds or accounts, if any, managed by the Advisers and the performance of their respective benchmarks and/or peer groups. The Board also noted that it reviews at its regularly scheduled meetings information about the performance of the Other Funds and is generally satisfied with the performance of these Other Funds.

Management Fees and Expenses

The Board reviewed the contractual management fee rate to be payable by each New Fund and the actual management fee rate to be payable by each New Fund, net of waivers. As part of its review, the Board considered each New Fund’s management fee and total expense ratio (both before and after giving effect to any expense caps), as compared to its Expense Group and Expense Universe. The Board also considered the comparability of the fees to be charged and the services to be provided to each New Fund by the Advisers to the fees charged and services provided to other clients of the Advisers, including institutional accounts, to the extent applicable. In addition, the Board considered that SSGA FM agreed to waive fees or pay expenses of each New Fund to limit the total expenses borne by each New Fund’s shareholders. Among other information, the Board considered the following expense information in its evaluation of each New Fund:

The Board considered that each New Fund’s contractual management fee was below the median of its Expense Group. The Board also considered that each New Fund’s expected actual management fees and total expenses were each below the medians of their respective Expense Group and Expense Universe.

Profitability

Because the New Funds have not yet commenced operations, the Board noted that they could not draw any conclusions regarding the profitability of the New Funds. The Board, however, reviewed the level of profits realized by SSGA FM in providing investment advisory and other services to the Other Funds. The Board considered other direct and indirect benefits received by the Advisers and the affiliated service providers in connection with their relationships with the Other Funds, including the benefits of research services that may be available to the Advisers as a result of securities transactions effected for

43

State Street Institutional Investment Trust

Other Information — (continued)

December 31, 2016 (Unaudited)

the Other Funds and other investment advisory clients, together with the ranges of profitability of each of the affiliated service providers with respect to their services to the Other Funds.

The Board concluded that the expected profitability of the Advisers with respect to each New Fund, and the expected profitability range of the affiliated service providers with respect to their services to each New Fund, was expected to be reasonable in relation to the services provided.

Economies of Scale

In reviewing expected management fees and anticipated profitability, the Board also considered the extent to which the Advisers and their affiliates, on the one hand, and each New Fund, on the other hand, can expect to realize benefits from economies of scale as each New Fund’s assets increase. The Board acknowledged the difficulty in accurately measuring the expected benefits resulting from the economies of scale with respect to the management of each New Fund in view of the fact that the New Funds have not yet commenced operations. The Board concluded that, in light of the fact that the New Funds have not yet commenced operations, and the comparatively low expected management fees and expense ratio of each New Fund, it does not appear that the Advisers or their affiliates are expected to realize benefits from economies of scale in managing the assets of the New Funds to such an extent that the proposed advisory fees should be reduced or that breakpoints in such fees should be implemented for any of the New Funds at this time.

Conclusions

In reaching its decision to approve the Advisory Agreements, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered. Each Trustee may have contributed different weight to the various factors. Based upon the materials reviewed, the representations made and the considerations described above, and as part of its deliberations, the Board, including the Independent Trustees, concluded that the Advisers possess the capability and resources to perform the duties required of them under the Advisory Agreements.

Further, based upon its review of the Advisory Agreements, the materials provided, and the considerations described above, the Board, including the Independent Trustees, concluded that (1) the terms of the Advisory Agreements are reasonable, fair, and in the best interests of each New Fund and its shareholders, and (2) the rates to be payable under the Advisory Agreements are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality.

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State Street Institutional Investment Trust

Other Information — (continued)

December 31, 2016 (Unaudited)

Trustees and Officers Information

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
Independent Trustees
Michael F. Holland c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1944	Trustee and Co-Chairman of the Board	Term: Indefinite Elected: 7/99	Chairman, Holland & Company L.L.C. (investment adviser) (1995 – present).	72	Director, the Holland Series Fund, Inc.; Director, The China Fund, Inc.; Director, The Taiwan Fund, Inc.; Director, Reaves Utility Income Fund, Inc.; and Director, Blackstone/GSO Loans (and Real Estate) Funds.
Patrick J. Riley c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1948	Trustee and Co-Chairman of the Board	Term: Indefinite Elected:1/14	2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); 1998 to Present, Independent Director, State Street Global Advisers Ireland, Ltd. (investment company); 1998 to Present, Independent Director, SSGA Liquidity plc (formerly, SSGA Cash Management Fund plc); January 2009 to Present, Independent Director, SSGA Fixed Income plc; and January 2009 to Present, Independent Director, SSGA Qualified Funds PLC.	78	Board Director and Chairman, SPDR Europe 1PLC Board (2011 – Present); Board Director and Chairman, SPDR Europe II, PLC (2013 – Present).
William L. Boyan (1) c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1937	Trustee and Co-Chairman of the Valuation Committee	Term: Indefinite Elected: 7/99	President and Chief Operations Officer, John Hancock Financial Services (1959 – 1999). Mr. Boyan retired in 1999.	78	Chairman Emeritus, Children’s Hospital, Boston, MA (1984 – 2011); Former Trustee of Old Mutual South Africa Master Trust (investments) (1995 – 2008); Former Chairman, Boston Plan For Excellence, Boston Public Schools (1995 – 2010); Member of Advisory Board of Florida Atlantic University Lifelong Learning Society.

45

State Street Institutional Investment Trust

Other Information — (continued)

December 31, 2016 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
Independent Trustees (continued)
William L. Marshall c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1942	Trustee and Co-Chairman of the Audit Committee	Term: Indefinite Elected: 1/14	July 2016 to Present, Chief Executive Officer and Chief Compliance Officer, The Marshall Financial Group, Inc; 2015 to present, Board member, The Doylestown Health Foundation Board; April 2011 to June 2016, Chairman (until April 2011, Chief Executive Officer and President), Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Financial Planners Association.	78
Richard D. Shirk c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1945	Trustee and Co-Chairman of the Qualified Legal and Compliance Committee	Term: Indefinite Elected: 1/14	March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired); 1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare); 1998 to December 2008, Chairman, Board Member and December 2008 to Present, Investment Committee Member, Healthcare Georgia Foundation (private foundation); September 2002 to 2012, Lead Director and Board Member, Amerigroup Corp. (managed health care); 1999 to 2013, Board Member and (since 2001) Investment Committee Member, Woodruff Arts Center; 2003 to 2009, Trustee, Gettysburg College; Board member, AeroCare Holdings (privately held healthcare services company) (February 2003-Present); Board member, Regenesis Biomedical (health care services) (April 2012 – present), Chairman, (January 2014 – present).	78

46

State Street Institutional Investment Trust

Other Information — (continued)

December 31, 2016 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
Independent Trustees (continued)
Rina K. Spence c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1948	Trustee and Co-Chairman of the Qualified Legal and Compliance Committee and Co-Chairman of the Governance Committee	Term: Indefinite Elected: 7/99	President of SpenceCare International LLC (international healthcare consulting) (1999 – present); Chief Executive Officer, IEmily.com (health internet company) (2000 – 2001); Chief Executive Officer of Consensus Pharmaceutical, Inc. (1998 – 1999); Founder, President and Chief Executive Officer of Spence Center for Women’s Health (1994 –1998); President and CEO, Emerson Hospital (1984 – 1994); Honorary Consul for Monaco in Boston (2015 – present).	78	Trustee, Eastern Enterprise (utilities) (1988 – 2000); Director, Berkshire Life Insurance Company of America (1993 – 2009).
Bruce D. Taber c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1943	Trustee and Co-Chairman of the Valuation Committee and Co-Chairman of the Governance Committee	Term: Indefinite Elected: 1/14	1999 to Present, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); Until December 2008, Independent Director, SSGA Cash Management Fund plc; Until December 2008, Independent Director, State Street Global Advisers Ireland, Ltd. (investment companies); and Until August 1994, President, Alonzo B. Reed, Inc., (a Boston architect-engineering firm).	72
Douglas T. Williams c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1940	Trustee and Co-Chairman of the Audit Committee	Term: Indefinite Elected: 7/99	Retired Executive Vice President and member of Executive Committee, Chase Manhattan Bank (1987 – 1999); President, Boston Stock Exchange Depository Trust Company, 1981-1982; Treasurer, Nantucket Educational Trust, (2002 – 2007).	78
Michael A. Jessee c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1946	Trustee	Term: Indefinite Appointed: 7/16	Retired; formerly, President and Chief Executive Officer of the Federal Home Loan Bank of Boston (1989 – 2009); Trustee, Randolph-Macon College (2004 – 2016).	78

47

State Street Institutional Investment Trust

Other Information — (continued)

December 31, 2016 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
Interested Trustee(2)
James E. Ross SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1965	Trustee	Term: Indefinite Appointed: 2/07	Executive Vice President; State Street Global Advisors (2006 – present); Chairman and Director, SSGA Funds Management, Inc. (2012 – present); Principal, State Street Global Advisors (2006 – present); President, SSGA Funds Management, Inc. (2005 – 2012).	265	SSGA SPDR ETFs Europe I plc (Director) (November 2016 – present); SSGA SPDR ETFs Europe II plc (Director) (November 2016 – present).

(1)	Mr. Boyan retired as a Trustee of the Trust effective February 16, 2017.

(2)	Mr. Ross is an Interested Trustee because of his employment by SSGA Funds Management, Inc., an affiliate of the Trust.

†	For the purpose of determining the number of portfolios overseen by the Trustees, “Fund Complex” comprises registered investment companies for which SSGA Funds Management, Inc. serves as investment adviser.

The following lists the principal officers for the Trust, as well as their mailing addresses and ages, positions with the Trust and length of time served, and present and principal occupations:

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Officers:
Ellen M. Needham SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1967	President	Term: Indefinite Elected: 10/12	President and Director, SSGA Funds Management, Inc. (2001 – present)*; Senior Managing Director, State Street Global Advisors (1992 – present).*
Bruce S. Rosenberg SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1961	Treasurer	Term: Indefinite Elected: 2/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 – present); Director, Credit Suisse (April 2008 – July 2015).
Ann M. Carpenter SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1966	Vice President and Deputy Treasurer	Term: Indefinite Elected: 10/12 Term: Indefinite Elected: 2/16	Chief Operating Officer, SSGA Funds Management, Inc. (2005- present)*; Managing Director, State Street Global Advisors (2005 – present).*
Chad C. Hallett SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1969	Deputy Treasurer	Term: Indefinite Elected: 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 – present); Vice President, State Street Bank and Trust Company (2001 – November 2014).*
Darlene Anderson-Vasquez SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1968	Deputy Treasurer	Term: Indefinite Elected: 11/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016 – present); Senior Vice President, John Hancock Investments (September 2007 – May 2016).

48

State Street Institutional Investment Trust

Other Information — (continued)

December 31, 2016 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Officers (continued)
Sujata Upreti SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1974	Assistant Treasurer	Term: Indefinite Elected: 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (May 2015 – present); Assistant Director, Cambridge Associates, LLC (July 2014 – January 2015); Vice President, Bank of New York Mellon (July 2012 – August 2013); Manager, PricewaterhouseCoopers, LLP (September 2009 – July 2012).
Daniel Foley SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1972	Assistant Treasurer	Term: Indefinite Elected: 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (April 2007 – present).*
Brian Harris SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1973	Chief Compliance Officer and Code of Ethics Compliance Officer	Term: Indefinite Elected: 11/13 Term: Indefinite Elected: 9/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (2013 – Present)*; Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (September 2010 to May 2013); Director of Compliance, AARP Financial Inc. (July 2008 to August 2010).
Joshua A. Weinberg SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1978	Chief Legal Officer	Term: Indefinite Elected: 2/15	Vice President and Managing Counsel, State Street Global Advisors (2011 – present); Clerk, SSGA Funds Management, Inc. (2013 – present); Associate, Financial Services Group, Dechert LLP (2005 – 2011).
Jesse D. Hallee State Street Bank and Trust Company 100 Summer Street, 7th Floor Boston, MA 02111 YOB: 1976	Secretary	Term: Indefinite Elected: 9/16	Vice President and Managing Counsel, State Street Bank and Trust Company (2013 – present); Vice President and Counsel, Brown Brothers Harriman & Co. (2007 – 2013).
Khimmara Greer State Street Bank and Trust Company 100 Summer Street, 7th Floor Boston, MA 02111 YOB: 1983	Assistant Secretary	Term: Indefinite Elected: 5/16	Vice President and Counsel, State Street Bank and Trust Company (2015 – present); Regulatory Advisor, JPMorgan (2014 – 2015); Claims Case Manager, Liberty Mutual Insurance (2012 – 2014); Contract Attorney, Various Law Firms (2011 – 2012).

*	Served in various capacities and/or with various affiliated entities during noted time period.

Statement of Additional Information (SAI) includes additional information about Funds’ directors and is available, without charge, upon request and by calling 1-800-997-7327.

49

Trustees

Michael F. Holland

Michael A. Jessee

William L. Marshall

Patrick J. Riley

James E. Ross

Richard D. Shirk

Rina K. Spence

Bruce D. Taber

Douglas T. Williams

Investment Adviser and Administrator

SSGA Funds Management, Inc.

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Custodian and Sub-Administrator

State Street Bank and Trust Company

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

Legal Counsel

Ropes & Gray LLP

800 Boylston Street

Boston, MA 02199

Transfer Agent

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Distributor

State Street Global Markets LLC

State Street Financial Center

One Lincoln Street

Boston, MA 02111

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of shares of beneficial interest.

State Street Institutional Investment Trust State Street Bank and Trust Company P.O. Box 5049 Boston, MA 02206	SSIITSPOTLTAR

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-800-997-7327 or visiting www.ssgafunds.com. Please read the prospectus carefully before you invest.

Annual Report

31 December 2016

State Street Institutional Investment Trust

State Street Hedged International Developed Equity Index Fund

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-800-997-7327 or visiting www.ssgafunds.com. Please read the prospectus carefully before you invest.

State Street Institutional Investment Trust

State Street Hedged International Developed Equity Index Fund

Annual Report

December 31, 2016

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-800-997-7327 or visiting www.ssgafunds.com. Please read the prospectus carefully before you invest.

State Street Institutional Investment Trust

State Street Hedged International Developed Equity Index Fund

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

The State Street Hedged International Developed Equity Index Fund (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of a broad-based developed market (ex-U.S. and Canada) large and mid-capitalization equity index, hedged to the U.S. dollar, over the long term. The Fund’s benchmark is the MSCI EAFE (Europe, Australasia, Far East) 100% Hedged to USD Index (the “Index”). The Fund currently intends to gain all of its investment exposure to, and track the performance of, the Index constituents by investing in the State Street International Developed Equity Index Portfolio and employ its currency hedging strategy by directly entering into currency hedging transactions.

For the 12-month period ended December 31, 2016 (the “Reporting Period”), the total return for the Fund’s Class K shares was 6.27%, and the Index was 6.15% (Net). The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses, which would have a negative impact on returns. The cumulative effect of small weighting differences between the securities and currencies in the Fund and the Index contributed to the difference between the Fund’s performance and that of the Index

During the first quarter of 2016, the Fund’s performance was -5.88%. Geopolitical concerns and disappointing global macroeconomic data were the primary drivers of Fund performance during the quarter. A diplomatic dispute between Iran and Saudi Arabia, North Korean claims of a successful hydrogen bomb test and terrorist attacks in Turkey, Indonesia and Pakistan contributed to the Fund’s negative performance in the first quarter. The Fund’s performance was also hurt by economic weakness in China and falling oil prices. The Fund’s performance during the second quarter of 2016 was +0.12%. Positive performance in April and May was offset by negative performance in June. Recovering oil prices, dovish comments from central bankers and earnings data helped performance but was offset by the surprise British referendum vote supporting the withdrawal of the United Kingdom’s membership from the European Union. During the third quarter of 2016, the Fund’s performance was +5.77%. Accommodative monetary policy and a strong earnings season were key drivers of Fund performance during the quarter. Despite multiple terrorist attacks in France and Germany, the Fund had positive performance on the back of a lack of a US interest rate hike, additional fiscal and monetary stimulus in Japan and a rate cut by the Bank of England. The Fund’s performance during the fourth quarter of 2016 was +6.62%. Geopolitical developments and positive global macroeconomic data were chief factors affecting Fund performance during the quarter. The Fund’s performance was helped by the unexpected results of the Presidential election in the U.S. and the ensuing market optimism regarding President-elect Trump’s expected policy initiatives. The resignation of Italian Prime Minister Matteo Renzi and macroeconomic data like Euro-zone retail sales, UK services and Germany factory orders also helped lead the Fund’s positive performance in the quarter.

The Fund used 1-month forward currency contracts in order to replicate the hedging component of the Index during the Reporting Period. The Fund’s use of 1-month forward currency contracts helped the Fund track the Index.

On an individual security level, the top positive contributors to the Fund’s performance were Royal Dutch Shell Plc Class B, Royal Dutch Shell Plc Class A, and BP p.l.c. The top negative contributors to the Fund’s performance were Roche Holding Ltd Genusssch., Teva Pharmaceutical Industries Limited, and Novo Nordisk A/S Class B.

1

State Street Institutional Investment Trust

State Street Hedged International Developed Equity Index Fund

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited) — (continued)

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

2

State Street Institutional Investment Trust

State Street Hedged International Developed Equity Index Fund

Class K

Growth of a $10,000 Investment (a)

Investment Performance (a)

For the Year Ended December 31, 2016

	Total Return One Year December 31, 2016	Total Return Cumulative Inception to Date December 31, 2016

State Street Hedged International Developed Equity Index Fund Class K	6.27%	–2.09%

MSCI EAFE (Europe, Australasia, Far East) 100% Hedged to USD Index(b)	6.15%	–1.13%

(a)

Total returns and performance graph information represent past performance and are not indicative of future results, which may be lower or higher than performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor’s share, when redeemed, may be worth more or less than its original cost. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions, sales, or the redemption of fund shares.

(b)

The MSCI EAFE (Europe, Australasia, Far East) 100% Hedged to USD Index represents a close estimation of the performance that can be achieved by hedging the currency exposures of its parent index, the MSCI EAFE Index, to the USD, the “home” currency for the hedged index. The index is 100% hedged to the USD by selling each foreign currency forward at the one-month Forward weight. The parent index is composed of large and mid cap stocks across 21 developed markets countries and its local performance is calculated in 13 different currencies, including the Euro. Index returns are net of dividend withholding taxes.

3

State Street Institutional Investment Trust

State Street Hedged International Developed Equity Index Fund

Portfolio Statistics (Unaudited)

Portfolio Composition*	December 31, 2016
Mutual Funds and Exchange Traded Products	93.7%
Short-Term Investment	4.3
Other Assets in Excess of Liabilities	2.0
Total	100.0%

*	As a percentage of net assets as of the date indicated. The Fund’s composition will vary over time.

See accompanying notes to financial statements and financial statements of the State Street International Developed Equity Index Portfolio.

4

State Street Institutional Investment Trust

State Street Hedged International Developed Equity Index Fund

Schedule of Investments

December 31, 2016

Security Description	Shares	Value
MUTUAL FUND AND EXCHANGE TRADED PRODUCTS – 93.7%
State Street International Developed Equity Index Portfolio(a) (Cost $2,018,486,757)		$1,981,054,583

SHORT-TERM INVESTMENT – 4.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.42%(b)(c) (Cost $90,100,871)	90,100,871	90,100,871

TOTAL INVESTMENTS – 98.0% (Cost $2,108,587,628)		2,071,155,454
Other Assets in Excess of Liabilities – 2.0%		42,238,713

NET ASSETS – 100.0%		$2,113,394,167

(a)	Affiliated fund managed by SSGA Funds Management, Inc.

(b)

The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended December 31, 2016 are shown in the Affiliate Table below.

(c)	The rate shown is the annualized seven-day yield at December 31, 2016.

At December 31, 2016, open forward foreign currency exchange contracts were as follows:

Counterparty	Amount Sold		Amount Bought		Settlement Date	Net Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	USD	241,588,533	JPY	28,183,718,305	01/04/2017	$51,783
BNP Paribas SA	USD	56,301,330	SEK	511,376,531	01/04/2017	(10,846)
BNP Paribas SA	USD	31,426,199	DKK	221,507,566	01/04/2017	(4,681)
BNP Paribas SA	USD	25,298,885	SGD	36,549,299	01/04/2017	–
BNP Paribas SA	USD	13,285,361	ILS	51,130,174	01/04/2017	(138)
BNP Paribas SA	USD	12,873,236	NOK	110,802,520	01/04/2017	(748)
BNP Paribas SA	USD	3,640,546	NZD	5,220,581	01/04/2017	(235)
BNP Paribas SA	NZD	5,220,581	USD	3,696,093	01/04/2017	55,782
BNP Paribas SA	NOK	105,241,520	USD	12,364,046	01/04/2017	137,606
BNP Paribas SA	ILS	51,130,174	USD	13,346,256	01/04/2017	61,033
BNP Paribas SA	SGD	33,954,299	USD	23,704,481	01/04/2017	201,817
BNP Paribas SA	DKK	222,092,566	USD	31,724,110	01/04/2017	219,608
BNP Paribas SA	SEK	487,534,531	USD	52,920,980	01/04/2017	(745,062)
BNP Paribas SA	JPY	25,528,579,305	USD	224,496,147	01/04/2017	5,620,343
BNP Paribas SA	NZD	5,220,581	USD	3,636,683	02/02/2017	(190)
BNP Paribas SA	NOK	110,802,520	USD	12,874,732	02/02/2017	(1,283)
BNP Paribas SA	ILS	51,130,174	USD	13,293,513	02/02/2017	(444)
BNP Paribas SA	SGD	36,549,299	USD	25,290,132	02/02/2017	(5,359)
BNP Paribas SA	DKK	221,507,566	USD	31,473,084	02/02/2017	172
BNP Paribas SA	SEK	511,376,531	USD	56,396,018	02/02/2017	2,057
BNP Paribas SA	JPY	28,183,718,305	USD	241,976,409	02/02/2017	(52,203)
Bank of America	USD	241,598,888	JPY	28,183,718,305	01/04/2017	41,428
Bank of America	USD	147,558,582	AUD	203,782,050	01/04/2017	(30)
Bank of America	AUD	188,404,050	USD	139,079,870	01/04/2017	2,656,525
Bank of America	JPY	25,528,579,305	USD	224,496,147	01/04/2017	5,620,343
Bank of America	AUD	203,782,050	USD	147,444,464	02/02/2017	(7,644)

See accompanying notes to financial statements and financial statements of the State Street International Developed Equity Index Portfolio.

5

State Street Institutional Investment Trust

State Street Hedged International Developed Equity Index Fund

Schedule of Investments — (continued)

December 31, 2016

Counterparty	Amount Sold		Amount Bought		Settlement Date	Net Unrealized Appreciation/ (Depreciation)
Bank of America	JPY	28,183,718,305	USD	241,993,031	02/02/2017	$(35,582)
Bank of Montreal	ILS	4,081,000	USD	1,060,972	02/02/2017	(97)
Bank of Montreal	NOK	10,658,000	USD	1,238,456	02/02/2017	(77)
Bank of Montreal	DKK	24,457,000	USD	3,475,120	02/02/2017	146
Bank of Montreal	SEK	34,825,000	USD	3,840,613	02/02/2017	155
Bank of Montreal	CHF	10,217,000	USD	10,071,457	02/02/2017	(1,729)
Bank of Montreal	JPY	3,168,986,000	USD	27,209,577	02/02/2017	(4,195)
Citibank N.A.	USD	180,593,674	GBP	146,152,773	01/04/2017	(77)
Citibank N.A.	USD	70,614,529	HKD	547,485,035	01/04/2017	–
Citibank N.A.	HKD	2,440,000	USD	314,324	01/04/2017	(387)
Citibank N.A.	AUD	557,000	USD	414,352	01/04/2017	11,029
Citibank N.A.	HKD	3,488,000	USD	449,583	01/04/2017	(299)
Citibank N.A.	EUR	1,550,000	USD	1,656,253	01/04/2017	21,390
Citibank N.A.	GBP	1,855,000	USD	2,270,155	01/04/2017	(21,975)
Citibank N.A.	HKD	541,557,035	USD	69,830,122	01/04/2017	(19,815)
Citibank N.A.	GBP	144,775,273	USD	181,077,817	01/04/2017	2,186,327
Citibank N.A.	GBP	146,152,773	USD	180,723,750	02/02/2017	(10,595)
Citibank N.A.	HKD	547,485,035	USD	70,623,638	02/03/2017	(2,330)
HSBC Bank USA	AUD	905,000	USD	655,792	01/04/2017	482
JP Morgan Chase Bank, N.A.	GBP	1,298,000	USD	1,603,978	01/04/2017	105
JP Morgan Chase Bank, N.A.	EUR	2,518,000	USD	2,630,162	01/04/2017	(25,699)
JP Morgan Chase Bank, N.A.	GBP	20,725,000	USD	25,627,064	02/02/2017	(1,730)
JP Morgan Chase Bank, N.A.	EUR	52,366,000	USD	55,314,625	02/02/2017	(375)
Morgan Stanley Bank, N.A.	DKK	1,416,000	USD	198,145	01/04/2017	(2,719)
Morgan Stanley Bank, N.A.	SEK	3,255,000	USD	353,850	01/04/2017	(4,448)
Morgan Stanley Bank, N.A.	CHF	482,000	USD	478,233	01/04/2017	3,987
Morgan Stanley Bank, N.A.	CHF	784,000	USD	765,950	01/04/2017	(5,438)
Morgan Stanley Bank, N.A.	JPY	250,338,000	USD	2,128,745	01/04/2017	(17,591)
Royal Bank of Canada	USD	299,129,997	EUR	283,558,657	01/04/2017	(46,515)
Royal Bank of Canada	USD	1,496,058	GBP	1,196,000	01/04/2017	(18,222)
Royal Bank of Canada	NOK	5,561,000	USD	653,261	01/04/2017	7,211
Royal Bank of Canada	AUD	1,293,000	USD	929,092	01/04/2017	(7,169)
Royal Bank of Canada	SEK	18,310,000	USD	1,987,295	01/04/2017	(28,204)
Royal Bank of Canada	AUD	12,623,000	USD	9,317,983	01/04/2017	177,671
Royal Bank of Canada	EUR	276,194,157	USD	293,529,207	01/04/2017	2,213,431
Royal Bank of Canada	EUR	283,558,657	USD	299,531,516	02/02/2017	4,206
Societe Generale	USD	299,111,849	EUR	283,558,657	01/04/2017	(28,367)
Societe Generale	EUR	276,194,157	USD	293,526,169	01/04/2017	2,210,393
Societe Generale	EUR	283,558,657	USD	299,537,187	02/02/2017	9,877
Standard Chartered Bank	SEK	2,277,000	USD	247,289	01/04/2017	(3,355)
Standard Chartered Bank	GBP	798,000	USD	1,013,166	01/04/2017	27,117
Standard Chartered Bank	CHF	1,121,000	USD	1,088,671	01/04/2017	(14,296)
Standard Chartered Bank	JPY	154,073,000	USD	1,357,316	01/04/2017	36,332
Standard Chartered Bank	JPY	357,884,000	USD	3,043,917	01/04/2017	(24,493)

See accompanying notes to financial statements and financial statements of the State Street International Developed Equity Index Portfolio.

6

State Street Institutional Investment Trust

State Street Hedged International Developed Equity Index Fund

Schedule of Investments — (continued)

December 31, 2016

Counterparty	Amount Sold		Amount Bought		Settlement Date	Net Unrealized Appreciation/ (Depreciation)
Toronto Dominion Bank	USD	173,726,149	CHF	176,566,571	01/04/2017	$–
Toronto Dominion Bank	CHF	170,619,571	USD	167,907,859	01/04/2017	33,041
Toronto Dominion Bank	CHF	176,566,571	USD	174,044,492	02/02/2017	(36,734)
Westpac Banking Corp.	USD	180,593,675	GBP	146,152,774	01/04/2017	(77)
Westpac Banking Corp.	USD	285,876	DKK	2,001,000	01/04/2017	(2,028)
Westpac Banking Corp.	SGD	2,595,000	USD	1,811,554	01/04/2017	15,333
Westpac Banking Corp.	CHF	3,560,000	USD	3,503,403	01/04/2017	672
Westpac Banking Corp.	EUR	3,600,000	USD	3,745,832	01/04/2017	(51,267)
Westpac Banking Corp.	EUR	7,061,000	USD	7,503,852	01/04/2017	56,262
Westpac Banking Corp.	JPY	4,547,983,000	USD	39,993,449	01/04/2017	1,000,153
Westpac Banking Corp.	GBP	144,775,274	USD	181,077,674	01/04/2017	2,186,183
Westpac Banking Corp.	SGD	1,469,000	USD	1,016,558	02/02/2017	(125)
Westpac Banking Corp.	AUD	14,045,000	USD	10,161,965	02/02/2017	(681)
Westpac Banking Corp.	GBP	146,152,774	USD	180,725,213	02/02/2017	(9,133)
Westpac Banking Corp.	USD	2,581,909	HKD	20,013,000	02/03/2017	(218)

Total						$23,615,095

During the period ended December 31, 2016, average notional value related to forward foreign currency exchange contracts was $4,520,597,246 or 214% of net assets.

AUD	– Australian dollar
CHF	– Swiss franc
DKK	– Danish krone
EUR	– Euro
GBP	– British pound
HKD	– Hong Kong dollar
ILS	– Israeli New shekel
JPY	– Japanese yen
NOK	– Norwegian krone
NZD	– New Zealand dollar
SEK	– Swedish krona
SGD	– Singapore dollar
USD	– U.S. dollar

At December 31, 2016, open futures contracts purchased were as follows:

Futures Contracts	Expiration Date	Number of Contracts	Notional Value	Unrealized Depreciation
Mini MSCI EAFE (long)	03/17/2017	1,575	$131,953,500	$(498,675)

During the period ended December 31, 2016, average notional value related to futures contracts was $55,788,788 or 3% of net assets.

See accompanying notes to financial statements and financial statements of the State Street International Developed Equity Index Portfolio.

7

State Street Institutional Investment Trust

State Street Hedged International Developed Equity Index Fund

Schedule of Investments — (continued)

December 31, 2016

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of December 31, 2016.

Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Assets:
Investments:
Mutual Fund and Exchange Traded Products	$1,981,054,583	$–	$–	$1,981,054,583
Short-Term Investment	90,100,871	–	–	90,100,871

Total Investments	$2,071,155,454	$–	$–	$2,071,155,454

Other Financial Instruments:
Forward Foreign Currency Exchange Contracts(a)	–	24,870,000	–	24,870,000

Total Investments and Other Financial Instruments	$2,071,155,454	$24,870,000	$–	$2,096,025,454

Liabilities:
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts(a)	$–	$(1,254,905)	$–	$(1,254,905)
Futures Contracts(b)	(498,675)	–	–	(498,675)

Total Other Financial Instruments	$(498,675)	$(1,254,905)	$–	$(1,753,580)

(a)	Forward Foreign Currency Exchange Contracts are valued at unrealized appreciation (depreciation).

(b)	Futures Contracts are valued at unrealized appreciation (depreciation).

Affiliate Table

	Number of shares held at 12/31/15	Value at 12/31/15	Shares purchased	Shares sold	Number of shares held at 12/31/16	Value at 12/31/16	Dividend income	Realized gain (loss)
State Street Institutional Liquid Reserves Fund, Premier Class	30,478,470	$30,478,470	186,702,730	217,181,200	–	$–	$95,780	$–
State Street Institutional U.S. Government Money Market Fund, Premier Class	–	–	166,257,785	76,156,914	90,100,871	90,100,871	59,427	–

Total		$30,478,470				$90,100,871	$155,207	$–

See accompanying notes to financial statements and financial statements of the State Street International Developed Equity Index Portfolio.

8

State Street Institutional Investment Trust

State Street Hedged International Developed Equity Index Fund

Statement of Assets and Liabilities

December 31, 2016

Assets
Investment in corresponding Portfolio, at value (Note 2)	$1,981,054,583
Investments in affiliated issuers, at value (Note 2)	90,100,871

Total Investments	2,071,155,454
Foreign currency, at value	24,836
Cash at broker	6,615,000
Receivable from broker - variation margin on open futures contracts	2,997,067
Receivable for fund shares sold	7,714,007
Unrealized appreciation on forward foreign currency exchange contracts	24,870,000
Dividends receivable - affiliated issuers (Note 2)	32,550
Receivable from Adviser (Note 4)	1,647,392
Receivable for foreign taxes recoverable	1,062,164
Prepaid expenses and other assets	4,020

Total assets	2,116,122,490

Liabilities
Unrealized depreciation on forward foreign currency contracts	1,254,905
Payable for fund shares repurchased	975,976
Advisory fee payable (Note 4)	243,968
Custodian fees payable (Note 4)	89,524
Administration fees payable (Note 4)	87,142
Transfer agent fees payable (Note 4)	4,408
Registration and filing fees payable	35,337
Professional fees payable	37,063

Total liabilities	2,728,323

Net assets	$2,113,394,167

Net assets consist of:
Paid-in Capital	$2,066,592,044
Undistributed (distribution in excess of) net investment income (loss)	(1,792,658)
Accumulated net realized gain (loss) on investments, foreign currency transactions, and futures contracts	63,274,279
Net unrealized appreciation (depreciation) on:
Investments	(37,432,174)
Foreign currency transactions	23,551,891
Foreign currency transactions allocated from Portfolio	(96,798)
Futures contracts	(498,675)
Futures contracts allocated from Portfolio	(203,742)

Net assets	$2,113,394,167

Class K
Net assets	$2,113,394,167
Shares outstanding	230,176,688

Net asset value, offering and redemption price per share	$9.18

Cost of Investments
Investment in Portfolio	$2,018,486,757
Investments in affiliated issuers	90,100,871

Total cost of investments	$2,108,587,628

Foreign currency, at cost	$25,084

See accompanying notes to financial statements and financial statements of the State Street International Developed Equity Index Portfolio.

9

State Street Institutional Investment Trust

State Street Hedged International Developed Equity Index Fund

Statement of Operations

For the Year Ended December 31, 2016

Investment Income
Dividend income allocated from the Portfolio (Note 2)	$31,680,944
Expenses allocated from the Portfolio (Note 2)	(1,651,980)
Dividend Income – unaffiliated issuers (Note 2)	16,283,791
Dividend income – affiliated issuers (Note 2)	155,207
Foreign taxes withheld	(3,660,605)

Total Investment Income (Loss)	42,807,357

Expenses
Advisory fee (Note 4)	2,080,898
Administration fees (Note 4)	743,178
Custodian fees (Note 4)	440,788
Trustees’ fees and expenses (Note 5)	18,734
Transfer agent fees (Note 4)	15,881
Registration and filing fees	45,984
Professional fees	56,067
Printing and postage expenses	26,636
Insurance expense	6,998
Miscellaneous expenses	30,613

Total Expenses	3,465,777

Expenses waived/reimbursed by the Adviser (Note 4)	(2,132,587)

Net expenses	1,333,190

Net Investment Income (Loss)	41,474,167

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions allocated from Portfolio	(3,980,757)
Investment transactions – unaffiliated issuers	(984,986)
Foreign currency transactions allocated from the Portfolio	(1,213,740)
Foreign currency and forward foreign currency exchange contract transactions	87,666,801
Futures contracts	2,681,745
Futures contracts allocated from the Portfolio	1,392,988

Net realized gain (loss)	85,562,051

Net change in unrealized appreciation/depreciation on:
Investment transactions	44,316,144
Investment transactions allocated from the Portfolio	(37,432,174)
Foreign currency transactions allocated from the Portfolio	(96,798)
Foreign currency and forward foreign currency exchange contract transactions	34,727,462
Futures contracts	(553,584)
Futures contracts allocated from the Portfolio	(203,742)

Net change in unrealized appreciation (depreciation)	40,757,308

Net realized and unrealized gain (loss)	126,319,359

Net Increase (Decrease) in Net Assets from Operations	$167,793,526

See accompanying notes to financial statements and financial statements of the State Street International Developed Equity Index Portfolio.

10

State Street Institutional Investment Trust

State Street Hedged International Developed Equity Index Fund

Statement of Changes in Net Assets

	Year Ended 12/31/16(a)	For the Period 5/29/15* – 12/31/15
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$41,474,167	$5,051,671
Net realized gain (loss)	85,562,051	22,806,665
Net change in unrealized appreciation/depreciation	40,757,308	(55,436,806)

Net increase (decrease) in net assets resulting from operations	167,793,526	(27,578,470)

Distributions to Shareholders from:
Net investment income
Class K	(43,018,705)	(5,281,836)
Net realized gain on investments
Class K	(42,866,234)	(2,836,197)

Total distributions to shareholders	(85,884,939)	(8,118,033)

From Beneficial Interest Transactions:
Class K
Shares sold	1,160,698,056	1,035,865,022
Reinvestment of distributions	82,901,472	8,118,033
Shares redeemed	(170,657,622)	(49,742,878)

Net increase (decrease) in net assets from beneficial interest transactions	1,072,941,906	994,240,177

Net increase (decrease) in net assets during the period	1,154,850,493	958,543,674

Net assets at beginning of period	958,543,674	–

Net Assets at End of Period	$2,113,394,167	$958,543,674

Undistributed (distribution in excess of) net investment income (loss)	$(1,622,041)	$(77,503)

Shares of Beneficial Interest:
Class K
Shares sold	134,135,836	110,940,307
Reinvestment of distributions	9,040,510	916,257
Shares redeemed	(19,448,178)	(5,408,044)

Net increase (decrease) from share transactions	123,728,168	106,448,520

*	Inception date.

(a)	Effective April 29, 2016, the Fund invests substantially all of its investable assets in the State Street International Developed Equity Index Portfolio (Note 1).

See accompanying notes to financial statements and financial statements of the State Street International Developed Equity Index Portfolio.

11

State Street Institutional Investment Trust

State Street Hedged International Developed Equity Index Fund

Financial Highlights

Selected data for a share outstanding throughout each period

	Class K
	Year Ended 12/31/16(a)		For the Period 5/29/15* – 12/31/15
Net asset value, beginning of period	$9.00		$10.00

Income (loss) from investment operations
Net investment income (loss)(b)	0.24		0.09
Net realized and unrealized gain (loss)	0.34		(1.00)

Total from investment operations	0.58		(0.91)

Distributions to shareholders from:
Net investment income	(0.20)		(0.06)
Net realized gains	(0.20)		(0.03)

Total distributions	(0.40)		(0.09)

Net asset value, end of period	$9.18		$9.00

Total return(c)	6.27%		(9.01)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$2,113,394		$958,544
Ratios to average net assets:
Total expenses	0.34%		0.38	%(d)
Net expenses	0.20%		0.20	%(d)
Net investment income (loss)	2.79%		1.60	%(d)
Portfolio turnover rate	1	%(e)	1%

*	Commencement of operations.

(a)

Prior to April 29, 2016, the per share amounts and ratios included the Fund’s standalone performance. Effective April 29, 2016, the per share amounts and ratios include the Fund’s proportionate share of the income and expenses of the Portfolio.

(b)	Net investment income per share is calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total return for periods of less than one year are not annualized. Results represent past performance and are not indicative of future results.

(d)	Annualized.

(e)	Portfolio turnover rate is from the Portfolio.

See accompanying notes to financial statements and financial statements of the State Street International Developed Equity Index Portfolio.

12

State Street Institutional Investment Trust

State Street Hedged International Developed Equity Index Fund

Notes to Financial Statements

December 31, 2016

1.	Organization

State Street Institutional Investment Trust (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (“1940 Act”), is an open-end management investment company.

As of December 31, 2016, the Trust consists of thirty-three (33) series and corresponding classes, each of which has the same rights and privileges, including voting rights. The State Street Hedged International Developed Equity Index Fund (the “Fund”) is authorized to the issue an unlimited number of shares of beneficial interest at no par value. The financial statements herein relate only to:

Fund	Classes	Commencement of Operations	Diversification Classification
State Street Hedged International Developed Equity Index Fund	Class K	5/29/15	Diversified

Effective April 29, 2016, the Fund invests substantially all of its investable assets in the State Street International Developed Equity Index Portfolio (the “Portfolio”). The Fund made an in-kind contribution of 929 equity securities totaling $1,275,794,840 at market value into the Portfolio. The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in the Portfolio, a separate series of State Street Master Funds. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (100% at December 31, 2016). The performance of the Fund was directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including its Schedule of Investments are attached to this report and should be read in conjunction with the Fund’s financial statements.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Security Valuation

The Fund records its investment in the Portfolio at fair value (net asset value) each business day. The valuation policy of the Portfolio is discussed in Note 2 of the Portfolio’s Notes to Financial Statements.

13

State Street Institutional Investment Trust

State Street Hedged International Developed Equity Index Fund

Notes to Financial Statements — (continued)

December 31, 2016

The Portfolio’s investments are valued at fair value each day that the Portfolio’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Portfolio’s listing exchange is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of the Portfolio are valued pursuant to policy and procedures developed by the Oversight Committee (the “Committee”) and approved by the Board of Trustees of the Trust (the “Board”). The Committee provides oversight of the valuation of investments for the Portfolio. The Board has responsibility for determining the fair value of investments. The summary of the inputs used for the Portfolio, as of December 31, 2016, in valuing the Portfolio’s securities carried at fair value are discussed in Note 2 of the Portfolio’s Notes to Financial Statements, which are attached to this report. The investment in the Portfolio is categorized as Level 1 for financial reporting purposes.

Additionally, valuation techniques used to value the Fund’s investments, other than investment in the Portfolio, by major category are as follows:

•

Investments in registered investment companies (including money market funds) or other unitized pooled investment vehicles that are not traded on an exchange are valued at that day’s published net asset value per share or unit.

•

Exchange-traded futures contracts are valued at the closing settlement price on the primary market on which they are traded most extensively. Exchange-traded futures contracts traded on a recognized exchange for which there were no sales on that day are valued at the last reported sale price obtained from independent pricing services or brokers or at fair value.

•

Forward foreign currency exchange contracts are valued based on that day’s prevailing forward exchange rate for the underlying currencies. The rates are obtained from independent pricing services in accordance with the valuation the policy and procedures approved by the Board.

In the event prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Committee, in accordance with the valuation policy and procedures approved by the Board.

The Fund values its assets and liabilities at fair value using a fair value hierarchy consisting of three broad levels that prioritize the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with investing in it.

The three levels of the fair value hierarchy are as follows:

•	Level 1 – Unadjusted quoted prices in active markets for identical asset or liability;

•	Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or

14

State Street Institutional Investment Trust

State Street Hedged International Developed Equity Index Fund

Notes to Financial Statements — (continued)

December 31, 2016

liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 – Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.

The value of the Fund’s investments according to the fair value hierarchy as of December 31, 2016, is disclosed in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. Transfers between different levels of the fair value hierarchy are recognized at the end of the reporting period.

The Funds had no material transfers between levels for the period ended December 31, 2016.

Investment Transactions and Income Recognition

Investment transactions are accounted for on trade date for financial reporting purposes. Dividend income and capital gain distributions, if any, are recognized daily on the ex-dividend date, net of any foreign taxes withheld at source, if any. Realized gains and losses from the sale or disposition of investments are determined using the identified cost method.

Effective April 29, 2016, realized gains and losses from investment in Portfolio consist of the Fund’s share of the Portfolio’s realized gains and losses, and net investment income consists of the Fund’s share of the net investment income of the Portfolio.

Expenses

Certain expenses, which are directly identifiable to a specific Fund, are applied to that Fund within the Trust. Other expenses which cannot be attributed to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and relative net assets of the Funds within the Trust. The Fund is allocated a pro-rata share of the expense of its respective Portfolio. Class specific expenses are borne by each class.

Distributions

Distributions from net investment income, if any, are declared and paid at least annually. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. The amount and character of income and capital gains to be distributed are determined in accordance with applicable tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currencies as well as investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars using exchange rates at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

15

State Street Institutional Investment Trust

State Street Hedged International Developed Equity Index Fund

Notes to Financial Statements — (continued)

December 31, 2016

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with SSGA Funds Management, Inc.’s (the “Adviser” or “SSGA FM”) understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred as of December 31, 2016, if any, are disclosed in the Fund’s Statement of Assets and Liabilities.

3.	Derivative Financial Instruments

Forward Foreign Currency Exchange Contracts

The Fund may engage in forward foreign currency exchange contracts to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuations. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Certain risks may arise upon entering into forward foreign currency exchange contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gains on appreciated contracts, if any. Additionally, when utilizing forward foreign currency exchange contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

For the period ended December 31, 2016, the Fund entered into forward foreign currency exchange contracts to offset the Fund’s exposure to the component currencies.

Futures Contracts

The Fund may enter into futures contracts to meet its objectives. A futures contract is a standardized, exchange-traded agreement to buy or sell a financial instrument at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to the minimum initial margin requirements of the clearing house. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed.

Losses may arise if the value of a futures contract decreases due to unfavorable changes in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does

16

State Street Institutional Investment Trust

State Street Hedged International Developed Equity Index Fund

Notes to Financial Statements — (continued)

December 31, 2016

not perform under the contract. The use of futures contracts also involves the risk that the movements in the price of the futures contracts do not correlate the movement of the assets underlying such contracts.

For the period ended December 31, 2016, the Fund entered into futures contracts for cash equitization, return enhancement and to facilitate daily liquidity.

The following tables summarize the value of the Fund’s derivative instruments as of December 31, 2016 and the related location in the accompanying Statement of Assets and Liabilities and Statement of Operations, presented by primary underlying risk exposure:

Asset Derivatives

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Equity Contracts Risk	Commodity Contracts Risk	Total

Forward Foreign Currency Exchange Contracts(a)	$–	$24,870,000	$–	$–	$–	$24,870,000

(a)	Unrealized appreciation on forward foreign currency exchange contracts.

Liability Derivatives

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Equity Contracts Risk	Commodity Contracts Risk	Total

Forward Foreign Currency Exchange Contracts(a)	$–	$(1,254,905)	$–	$–	$–	$(1,254,905)

Futures Contracts(b)	$–	$–	$–	$(498,675)	$–	$(498,675)

(a)	Unrealized depreciation on forward foreign currency exchange contracts.

(b)	Unrealized depreciation on open futures contracts.

Net Realized Gain (Loss)

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Equity Contracts Risk	Commodity Contracts Risk	Total

Forward Foreign Currency Exchange Contracts(a)	$–	$87,297,798	$–	$–	$–	$87,297,798

Futures Contracts(b)	$–	$–	$–	$2,681,745	$–	$2,681,745

(a)	Net realized gain (loss) on forward foreign currency exchange contracts.

(b)	Net realized gain (loss) on futures contracts.

17

State Street Institutional Investment Trust

State Street Hedged International Developed Equity Index Fund

Notes to Financial Statements — (continued)

December 31, 2016

Net Change in Unrealized Appreciation (Depreciation)

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Equity Contracts Risk	Commodity Contracts Risk	Total
Forward Foreign Currency Exchange Contracts(a)	$–	$34,771,473	$–	$–	$–	$34,771,473
Futures Contracts(b)	$–	$–	$–	$(553,584)	$–	$(553,584)

(a)	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

(b)	Net change in unrealized appreciation (depreciation) on futures contracts.

For financial reporting purposes, the Fund does not offset derivative assets or liabilities, including those that may be subject to an enforceable Foreign Exchange Master Agreement that allows for net settlement between counterparties, on its Statement of Assets and Liabilities. The following tables set forth the Fund’s net exposure to derivative assets and liabilities available for offset and net of collateral at December 31, 2016.

Offsetting of Financial Assets and Derivative Assets
Forward Foreign Currency Exchange Contracts
Counterparty	Gross Amounts of Assets	Amount Eligible to Offset	Collateral (Received)/ Pledged	Net Amount
Bank of America	$8,318,296	$(43,256)	$–	$8,275,040
Bank of Montreal	301	(301)	–	–
BNP Paribas SA	6,350,201	(821,189)	–	5,529,012
Citibank N.A.	2,218,746	(55,478)	–	2,163,268
HSBC Bank USA	482	–	–	482
JP Morgan Chase Bank, N.A.	105	(105)	–	–
Morgan Stanley Bank, N.A.	3,987	(3,987)	–	–
Royal Bank of Canada	2,402,519	(100,110)	–	2,302,409
Societe Generale	2,220,270	(28,367)	–	2,191,903
Standard Chartered Bank	63,449	(42,144)	–	21,305
Toronto Dominion Bank	33,041	(33,041)	–	–
Westpac Banking Corp.	3,258,603	(63,529)	–	3,195,074
	$24,870,000	$(1,191,507)	$–	$23,678,493

18

State Street Institutional Investment Trust

State Street Hedged International Developed Equity Index Fund

Notes to Financial Statements — (continued)

December 31, 2016

Offsetting of Financial Liabilities and Derivative Liabilities
Forward Foreign Currency Exchange Contracts
Counterparty	Gross Amounts of Liabilities	Amount Eligible to Offset	Collateral (Received)/ Pledged	Net Amount
Bank of America	$(43,256)	$43,256	$–	$–
Bank of Montreal	(6,098)	301	–	(5,797)
BNP Paribas SA	(821,189)	821,189	–	–
Citibank N.A.	(55,478)	55,478	–	–
JP Morgan Chase Bank, N.A.	(27,804)	105	–	(27,699)
Morgan Stanley Bank, N.A.	(30,196)	3,987	–	(26,209)
Royal Bank of Canada	(100,110)	100,110	–	–
Societe Generale	(28,367)	28,367	–	–
Standard Chartered Bank	(42,144)	42,144	–	–
Toronto Dominion Bank	(36,734)	33,041	–	(3,693)
Westpac Banking Corp.	(63,529)	63,529	–	–
	$(1,254,905)	$1,191,507	$–	$(63,398)

4.	Fees and Transactions with Affiliates

Advisory Fee

The Fund has entered into an Investment Advisory Agreement with the Adviser. For its advisory services to the Fund, the Fund pays the Adviser a management fee at an annual rate of 0.14% of its average daily net assets.

The Fund’s investment adviser, SSGA FM, has agreed to reduce its advisory fee by the amount of the advisory fee it bears indirectly through its investment in the Portfolio. For the services provided under its Investment Advisory Agreement, the Portfolio pays the Adviser a management fee at an annual rate of 0.11% of the Portfolio’s average daily net assets. This arrangement may not be terminated except with the approval of the Fund’s Board of Trustees.

The Adviser is contractually obligated until April 30, 2017, to waive its management fee and/or to reimburse the Fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses, acquired fund fees and expenses other than fees of the Portfolio, and any class specific expenses, such as distribution, shareholder servicing, administration, and sub-transfer agency fees) exceed 0.15% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated during the relevant period except with the approval of the Board. For the year ended December 31, 2016, SSGA FM reimbursed or waived the fees under these agreements as shown on the Statement of Operations.

Administrator and Sub-Administrator Fees

SSGA FM serves as administrator and State Street Bank and Trust Company (“State Street”), a subsidiary of State Street Corporation, an affiliate of the Adviser, serves as custodian and sub-administrator to the Fund. For its administration services, the Fund pays SSGA FM a fee at the annual rate of 0.05% of its average daily net assets. The fees are accrued daily and paid monthly. For its services as custodian, the Fund pays State Street an annual fee. SSGA FM pays State Street for its services as sub-administrator.

19

State Street Institutional Investment Trust

State Street Hedged International Developed Equity Index Fund

Notes to Financial Statements — (continued)

December 31, 2016

Transfer Agent Fees

Boston Financial Data Services (“BFDS”), a joint venture of DST Systems, Inc. and State Street Corporation, serves as transfer agent and dividend disbursing agent to the Fund. For these services, the Fund pays annual account services fees, activity-based fees, and charges related to compliance and regulatory services.

Distributor

State Street Global Markets LLC ( the “Distributor” or “SSGM”), an affiliate of the Adviser, serves as the distributor of the Fund. SSGM is a wholly owned subsidiary of State Street Corporation.

Other Transactions with Affiliates

The Fund may invest in affiliated entities, included securities issued by State Street Corporation, affiliated funds, or entities deemed to be affiliates as a result of the Fund owning more than five percent of the entity’s voting securities or outstanding shares. Amounts relating to these transactions during the period ended December 31, 2016 are disclosed in the Schedule of Investments.

5.	Trustees’ Fees

The fees and expenses of the Trust’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), are paid directly by the Fund. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance and industry seminars.

6.	Investment Transactions

Purchases and sales of investments (excluding short term investments and derivative contracts) for the year ended December 31, 2016, were $370,406,925 and $1,229,922, respectively.

7.	Income Tax Information

The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. Therefore, no provision for federal income tax is required.

The Fund files federal and various state and local tax returns as required. No income tax returns are currently under examination. Generally, the federal returns are subject to examination by the Internal Revenue Service for a period of three years from date of filing, while the state returns may remain open for an additional year depending upon jurisdiction. SSGA FM has analyzed the Fund’s tax positions taken on tax returns for all open years and does not believe there are any uncertain tax positions that would require recognition of a tax liability.

Distributions to shareholders are recorded on ex-dividend date. Income dividends and gain distributions are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. Certain capital accounts in the financial statements have been adjusted for permanent booktax differences. These adjustments have no impact on net asset values or results of operations.

20

State Street Institutional Investment Trust

State Street Hedged International Developed Equity Index Fund

Notes to Financial Statements — (continued)

December 31, 2016

Temporary book-tax differences will reverse in the future. These book-tax differences are primarily due to differing treatments for character of distributions, nontaxable dividend adjustments to income, foreign currencies, futures contracts, passive foreign investment companies and wash sale loss deferrals.

The tax character of distributions paid during the year ended December 31, 2016, was as follows:

	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total
State Street Hedged International Developed Equity Index Fund	$58,069,806	$27,815,133	$–	$85,884,939

The tax character of distributions paid during the year ended December 31, 2015 was as follows:

	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total
State Street Hedged International Developed Equity Index Fund	$6,565,099	$1,552,934	$–	$8,118,033

At December 31, 2016, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryforwards	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)	Qualified Late-Year Losses*	Total
State Street Hedged International Developed Equity Index Fund	$36,901,519	$–	$50,835,946	$(40,935,342)	$–	$46,802,123

*	The Trust has elected to defer certain qualified late-year losses and recognizes such losses in the next taxable year.

As of December 31, 2016, gross unrealized appreciation and gross unrealized depreciation of investments based on cost for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
State Street Hedged International Developed Equity Index Fund	$2,112,336,087	$–	$41,180,633	$(41,180,633)

8.	Risks

Concentration Risk

As a result of the Fund’s ability to invest a large percentage of its assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified.

21

State Street Institutional Investment Trust

State Street Hedged International Developed Equity Index Fund

Notes to Financial Statements — (continued)

December 31, 2016

Foreign and Emerging Markets Risks

Investing in foreign markets involve risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of government regulation, economic, political and social instability in the countries in which the Fund invests. Foreign markets may be less liquid than investments in the U.S. and may be subject to the risks of currency fluctuations. To the extent that the Fund invests in securities of issuers located in emerging markets, these risks may be even more pronounced.

9.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date on which the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

22

State Street Institutional Investment Trust

State Street Hedged International Developed Equity Index Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of State Street Institutional Investment Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of State Street Hedged International Developed Equity Index Fund (one of the funds constituting State Street Institutional Investment Trust) (the “Fund”) as of December 31, 2016, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers and others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Street Hedged International Developed Equity Index Fund (one of the funds constituting State Street Institutional Investment Trust) at December 31, 2016, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2017

23

State Street Institutional Investment Trust

State Street Hedged International Developed Equity Index Fund

Other Information

December 31, 2016 (Unaudited)

EXPENSE EXAMPLE

As a shareholder of a Fund, you incur two types of costs (1) transaction costs, including sales charges (loads), if applicable, on purchase payments, reinvested dividends, or other distributions and (2) ongoing costs, including advisory fees and to the extent applicable, distribution (12b-1) and or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from July 1, 2016 to December 31, 2016.

The table below illustrates your Fund’s cost in two ways:

•

Based on actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period”.

•

Based on hypothetical 5% return – This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

		Actual		Hypothetical (assuming a 5% return before expenses)
	Annualized Expense Ratio	Ending Account Value	Expenses Paid During Period(a)	Ending Account Value	Expenses Paid During Period(a)
State Street Hedged International Developed Equity Index Fund
Class K	0.23%	$1,127.80	$1.23	$1,024.00	$1.17

(a)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value of the period, multiplied by 184, then divided by 366.

24

State Street Institutional Investment Trust

State Street Hedged International Developed Equity Index Fund

Other Information — (continued)

December 31, 2016 (Unaudited)

Tax Information

For federal tax income tax purposes, the following information is furnished with respect to the distributions from the Fund for the fiscal year ended December 31, 2016.

Qualified Dividend Income

A portion of dividends distributed by the Fund during the fiscal year ended December 31, 2016, are considered qualified dividend income, and are eligible for reduced tax rates. These lower rates range from 5% to 20% depending on the individual’s tax bracket. These amounts are noted below:

Amount
State Street Hedged International Developed Equity Index Fund	$43,507,698

Long term capital gains dividends were paid from the Fund during the year ended December 31, 2016:

Amount
State Street Hedged International Developed Equity Index Fund	$27,815,133

Foreign Tax Credit

The Fund has made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Funds to its shareholders. For the year ended December 31, 2016, the total amount of foreign taxes that will be passed through are:

Amount
State Street Hedged International Developed Equity Index Fund	$3,469,726

The amount of foreign source income earned on the Fund during the year ended December 31, 2016 were as follows:

Amount
State Street Hedged International Developed Equity Index Fund	$47,883,278

Proxy Voting Policies and Procedures and Records

A description of the Trust’s proxy voting policies and procedures that are used by the Fund’s and the Portfolio’s investment adviser to vote proxies relating to the portfolio of securities are available (i) without charge, upon request by calling 1-800-997-7327 (toll free) or (ii) on the website of the U.S. Securities and Exchange Commission (the “SEC”), at www.sec.gov. Information regarding how the investment adviser voted for the prior 12-month period ended June 30 is available by August 31 of each year by calling the same number and on the SEC’s website, at www.sec.gov, and on the Portfolio’s website at www.ssgafunds.com.

Quarterly Portfolio Schedule

The Portfolio files a complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on the Form N-Q is available upon request, without charge, by calling 1-800-997-7327 (toll free) and on the Funds’ website at www.ssgafunds.com.

25

State Street Institutional Investment Trust

State Street Hedged International Developed Equity Index Fund

Other Information — (continued)

December 31, 2016 (Unaudited)

Trustees and Officers Information

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held By Trustee During Past Five Years
Independent Trustees
Michael F. Holland c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1944	Trustee and Co-Chairman of the Board	Term: Indefinite Elected: 7/99	Chairman, Holland & Company L.L.C. (investment adviser) (1995 – present).	72	Director, the Holland Series Fund, Inc.; Director, The China Fund, Inc.; Director, The Taiwan Fund, Inc.; Director, Reaves Utility Income Fund, Inc.; and Director, Blackstone/GSO Loans (and Real Estate) Funds.
Patrick J. Riley c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1948	Trustee and Co-Chairman of the Board	Term: Indefinite Elected:1/14	2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); 1998 to Present, Independent Director, State Street Global Advisers Ireland, Ltd. (investment company); 1998 to Present, Independent Director, SSGA Liquidity plc (formerly, SSGA Cash Management Fund plc); January 2009 to Present, Independent Director, SSGA Fixed Income plc; and January 2009 to Present, Independent Director, SSGA Qualified Funds PLC.	78	Board Director and Chairman, SPDR Europe 1PLC Board (2011 – Present); Board Director and Chairman, SPDR Europe II, PLC (2013 – Present).
William L. Boyan (1) c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1937	Trustee and Co-Chairman of the Valuation Committee	Term: Indefinite Elected: 7/99	President and Chief Operations Officer, John Hancock Financial Services (1959 – 1999). Mr. Boyan retired in 1999.	78	Chairman Emeritus, Children’s Hospital, Boston, MA (1984 – 2011); Former Trustee of Old Mutual South Africa Master Trust (investments) (1995 – 2008); Former Chairman, Boston Plan For Excellence, Boston Public Schools (1995 – 2010); Member of Advisory Board of Florida Atlantic University Lifelong Learning Society.
William L. Marshall c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1942	Trustee and Co-Chairman of the Audit Committee	Term: Indefinite Elected: 1/14	July 2016 to Present, Chief Executive Officer and Chief Compliance Officer, The Marshall Financial Group, Inc; 2015 to present, Board member, The Doylestown Health Foundation Board; April 2011 to June 2016, Chairman (until April 2011, Chief Executive Officer and President), Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Financial Planners Association.	78

26

State Street Institutional Investment Trust

State Street Hedged International Developed Equity Index Fund

Other Information — (continued)

December 31, 2016 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held By Trustee During Past Five Years
Independent Trustees (continued)
Richard D. Shirk c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1945	Trustee and Co-Chairman of the Qualified Legal and Compliance Committee	Term: Indefinite Elected: 1/14	March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired); 1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare); 1998 to December 2008, Chairman, Board Member and December 2008 to Present, Investment Committee Member, Healthcare Georgia Foundation (private foundation); September 2002 to 2012, Lead Director and Board Member, Amerigroup Corp. (managed health care); 1999 to 2013, Board Member and (since 2001) Investment Committee Member, Woodruff Arts Center; 2003 to 2009, Trustee, Gettysburg College; Board member, AeroCare Holdings (privately held healthcare services company) (February 2003 – Present); Board member, Regenesis Biomedical (health care services) (April 2012 – present), Chairman, (January 2014 – present).	78
Rina K. Spence c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1948	Trustee and Co-Chairman of the Qualified Legal and Compliance Committee and Co-Chairman of the Governance Committee	Term: Indefinite Elected: 7/99	President of SpenceCare International LLC (international healthcare consulting) (1999 – present); Chief Executive Officer, IEmily.com (health internet company) (2000 – 2001); Chief Executive Officer of Consensus Pharmaceutical, Inc. (1998 – 1999); Founder, President and Chief Executive Officer of Spence Center for Women’s Health (1994 –1998); President and CEO, Emerson Hospital (1984 – 1994); Honorary Consul for Monaco in Boston (2015 – present).	78	Trustee, Eastern Enterprise (utilities) (1988 – 2000); Director, Berkshire Life Insurance Company of America (1993 – 2009).
Bruce D. Taber c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1943	Trustee and Co-Chairman of the Valuation Committee and Co-Chairman of the Governance Committee	Term: Indefinite Elected: 1/14	1999 to Present, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); Until December 2008, Independent Director, SSGA Cash Management Fund plc; Until December 2008, Independent Director, State Street Global Advisers Ireland, Ltd. (investment companies); and Until August 1994, President, Alonzo B. Reed, Inc., (a Boston architect-engineering firm).	72

27

State Street Institutional Investment Trust

State Street Hedged International Developed Equity Index Fund

Other Information — (continued)

December 31, 2016 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held By Trustee During Past Five Years
Independent Trustees (continued)
Douglas T. Williams c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1940	Trustee and Co-Chairman of the Audit Committee	Term: Indefinite Elected: 7/99	Retired Executive Vice President and member of Executive Committee, Chase Manhattan Bank (1987 – 1999); President, Boston Stock Exchange Depository Trust Company, 1981-1982; Treasurer, Nantucket Educational Trust, (2002 – 2007).	78
Michael A. Jessee c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1946	Trustee	Term: Indefinite Appointed: 7/16	Retired; formerly, President and Chief Executive Officer of the Federal Home Loan Bank of Boston (1989 – 2009); Trustee, Randolph-Macon College (2004 – 2016).	78

Interested Trustee(2)
James E. Ross SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1965	Trustee	Term: Indefinite Appointed: 2/07	Executive Vice President; State Street Global Advisors (2006 – present); Chairman and Director, SSGA Funds Management, Inc. (2012 – present); Principal, State Street Global Advisors (2006 – present); President, SSGA Funds Management, Inc. (2005 – 2012).	265	SSGA SPDR ETFs Europe I plc (Director) (November 2016 – present); SSGA SPDR ETFs Europe II plc (Director) (November 2016 – present).

(1)	Mr. Boyan retired as a Trustee of the Trust effective February 16, 2017.

(2)	Mr. Ross is an Interested Trustee because of his employment by SSGA Funds Management, Inc., an affiliate of the Trust.

†	For the purpose of determining the number of portfolios overseen by the Trustees, “Fund Complex” comprises registered investment companies for which SSGA Funds Management, Inc. serves as investment adviser.

28

State Street Institutional Investment Trust

State Street Hedged International Developed Equity Index Fund

Other Information — (continued)

December 31, 2016 (Unaudited)

The following lists the principal officers for the Trust, as well as their mailing addresses and ages, positions with the Trust and length of time served, and present and principal occupations:

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Officers:
Ellen M. Needham SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1967	President	Term: Indefinite Elected: 10/12	President and Director, SSGA Funds Management, Inc. (2001 – present)*; Senior Managing Director, State Street Global Advisors (1992 – present).*
Bruce S. Rosenberg SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1961	Treasurer	Term: Indefinite Elected: 2/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 – present); Director, Credit Suisse (April 2008 – July 2015).
Ann M. Carpenter SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1966	Vice President and Deputy Treasurer	Term: Indefinite Elected: 10/12 Term: Indefinite Elected: 2/16	Chief Operating Officer, SSGA Funds Management, Inc. (2005 – present)*; Managing Director, State Street Global Advisors (2005 – present).*
Chad C. Hallett SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1969	Deputy Treasurer	Term: Indefinite Elected: 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 – present); Vice President, State Street Bank and Trust Company (2001 – November 2014).*
Darlene Anderson-Vasquez SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1968	Deputy Treasurer	Term: Indefinite Elected: 11/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016 – present); Senior Vice President, John Hancock Investments (September 2007 – May 2016).
Sujata Upreti SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1974	Assistant Treasurer	Term: Indefinite Elected: 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (May 2015 – present); Assistant Director, Cambridge Associates, LLC (July 2014 – January 2015); Vice President, Bank of New York Mellon (July 2012 – August 2013); Manager, PricewaterhouseCoopers, LLP (September 2009 – July 2012).

29

State Street Institutional Investment Trust

State Street Hedged International Developed Equity Index Fund

Other Information — (continued)

December 31, 2016 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Officers: (continued)
Daniel Foley SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1972	Assistant Treasurer	Term: Indefinite Elected: 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (April 2007 – present).*
Brian Harris SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1973	Chief Compliance Officer and Code of Ethics Compliance Officer	Term: Indefinite Elected: 11/13 Term: Indefinite Elected: 9/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (2013 – Present)*; Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (September 2010 to May 2013); Director of Compliance, AARP Financial Inc. (July 2008 to August 2010).
Joshua A. Weinberg SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1978	Chief Legal Officer	Term: Indefinite Elected: 2/15	Vice President and Managing Counsel, State Street Global Advisors (2011 – present); Clerk, SSGA Funds Management, Inc. (2013 – present); Associate, Financial Services Group, Dechert LLP (2005 – 2011).
Jesse D. Hallee State Street Bank and Trust Company 100 Summer Street, 7th Floor Boston, MA 02111 YOB: 1976	Secretary	Term: Indefinite Elected: 9/16	Vice President and Managing Counsel, State Street Bank and Trust Company (2013 – present); Vice President and Counsel, Brown Brothers Harriman & Co. (2007-2013).
Khimmara Greer State Street Bank and Trust Company 100 Summer Street, 7th Floor Boston, MA 02111 YOB: 1983	Assistant Secretary	Term: Indefinite Elected: 5/16	Vice President and Counsel, State Street Bank and Trust Company (2015 – present); Regulatory Advisor, JPMorgan (2014 – 2015); Claims Case Manager, Liberty Mutual Insurance (2012 – 2014); Contract Attorney, Various Law Firms (2011 – 2012).

*	Served in various capacities and/or with various affiliated entities during noted time period.

Statement of Additional Information (SAI) includes additional information about Funds’ directors and is available, without charge, upon request and by calling 1-800-997-7327.

30

Trustees

Michael F. Holland

William L. Marshall

Patrick J. Riley

James E. Ross

Richard D. Shirk

Rina K. Spence

Bruce D. Taber

Douglas T. Williams

Michael A. Jessee

Investment Adviser and Administrator

SSGA Funds Management, Inc.

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Custodian and Sub-Administrator

State Street Bank and Trust Company

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

Legal Counsel

Ropes & Gray LLP

800 Boylston Street

Boston, MA 02199

Transfer Agent

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Distributor

State Street Global Markets LLC

State Street Financial Center

One Lincoln Street

Boston, MA 02111

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of shares of beneficial interest.

State Street Institutional Investment Trust State Street Bank and Trust Company P.O. Box 5049 Boston, MA 02206	IBG-22855

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-800-997-7327 or visiting www.ssgafunds.com. Please read the prospectus carefully before you invest.

Annual Report

31 December 2016

State Street Master Funds

State Street International Developed Equity Index Portfolio

The information contained in this report is intended for the general information of shareholders of the Portfolio and shareholders of any fund invested in the Portfolio. Interests in the Portfolio are offered solely to eligible investors in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the 1933 Act. This report is not authorized for distribution (i) to prospective investors in any fund invested in the Portfolio unless preceded or accompanied by a current offering document for such fund or (ii) to prospective eligible investors in the Portfolio unless preceded or accompanied by a current offering document of the Portfolio. Eligible investors in the Portfolio may obtain a current Portfolio offering document by calling 1-877-521-4083. Please read the offering document carefully before investing in the Portfolio.

State Street Master Funds

State Street International Developed Equity Index Portfolio

Annual Report

December 31, 2016

The information contained in this report is intended for the general information of shareholders of the Portfolio and shareholders of any fund invested in the Portfolio. Interests in the Portfolio are offered solely to eligible investors in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the 1933 Act. This report is not authorized for distribution (i) to prospective investors in any fund invested in the Portfolio unless preceded or accompanied by a current offering document for such fund or (ii) to prospective eligible investors in the Portfolio unless preceded or accompanied by a current offering document of the Portfolio. Eligible investors in the Portfolio may obtain a current Portfolio offering document by calling 1-877-521-4083. Please read the offering document carefully before investing in the Portfolio.

State Street Master Funds

State Street International Developed Equity Index Portfolio

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

The State Street International Developed Equity Index Portfolio (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of a broad-based developed market (ex-U.S. and Canada) large and mid-capitalization equity index over the long term. The Fund’s benchmark is the MSCI EAFE (Europe, Australasia, Far East) Index (the “Index”).

For the period from April 29, 2016 (inception) through December 31, 2016 (the “Reporting Period”), the total return for the Fund was 1.00%, and the Index was 1.20% (Net). The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses, which would have a negative impact on returns. The cumulative effect of small weighting differences between the securities and currencies in the Fund and the Index contributed to the difference between the Fund’s performance and that of the Index.

The Fund’s performance from inception through the end of the second quarter of 2016 was -3.50%. Positive performance in April and May was offset by negative performance in June and the overall strength of the U.S. dollar versus other currencies. Recovering oil prices, dovish comments from central bankers and earnings data helped performance but was offset by the surprise British referendum vote supporting the withdrawal of the United Kingdom’s membership from the European Union. During the third quarter of 2016, the Fund’s performance was +5.91%. Accommodative monetary policy and a strong earnings season were key drivers of Fund performance during the quarter. Despite multiple terrorist attacks in France and Germany, the Fund had positive performance on the back of a lack of a U.S. interest rate hike, additional fiscal and monetary stimulus in Japan and a rate cut by the Bank of England. The Fund’s performance during the fourth quarter of 2016 was -1.17%. The strong dollar, geopolitical developments and global macroeconomic data were chief factors affecting Fund performance during the quarter. The Fund’s performance was helped by the unexpected results of the Presidential election in the U.S. and the ensuing market optimism regarding President-elect Trump’s expected policy initiatives. The resignation of Italian Prime Minister Matteo Renzi and macroeconomic data like Euro-zone retail sales, UK services and Germany factory orders also helped the Fund’s performance in the quarter. However, the Fund’s performance was negatively impacted by the strength of the U.S. dollar versus other major currencies.

The Fund used MSCI EAFE Index futures contracts in order to gain exposure to the Index during the Reporting Period. The Fund’s use of index futures helped the fund track the Index.

On an individual security level, the top positive contributors to the Fund’s performance were Royal Dutch Shell Plc Class B, Royal Dutch Shell Plc Class A, and BP p.l.c. The top negative contributors to the Fund’s performance were Roche Holding Ltd Genusssch., Teva Pharmaceutical Industries Limited, and Novo Nordisk A/S Class B.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

1

State Street Master Funds

State Street International Developed Equity Index Portfolio

Portfolio Statistics (Unaudited)

Top Five Holdings

As of December 31, 2016

Description	Market Value	% Of Net Assets
Nestle SA	$35,294,359	1.8
Novartis AG	25,709,532	1.3
HSBC Holdings PLC	25,497,257	1.3
Roche Holding AG	25,391,127	1.3
Toyota Motor Corp.	24,867,772	1.3

(The five largest holdings are subject to change, and there are no guarantees the Portfolio will continue to remain invested in any particular security.)

Top Five Sectors (excluding short-term investments)*	December 31, 2016
Banks	13.1%
Pharmaceuticals	8.5
Insurance	5.7
Oil & Gas	5.1
Telecommunications	4.7
Total	37.1%

*	As a percentage of net assets as of the date indicated. The Portfolio’s composition will vary over time.

See accompanying notes to financial statements.

2

State Street Master Funds

State Street International Developed Equity Index Portfolio

Schedule of Investments

December 31, 2016

Security Description	Shares	Value
COMMON STOCKS – 97.7%
Australia – 7.3%
AGL Energy, Ltd.	106,141	$1,697,764
Alumina, Ltd.	419,565	555,967
Amcor, Ltd.	185,979	2,013,277
AMP, Ltd.	486,944	1,777,084
APA Group	170,346	1,057,088
Aristocrat Leisure, Ltd.	83,749	939,961
ASX, Ltd.	32,633	1,175,334
Aurizon Holdings, Ltd.	307,536	1,124,568
AusNet Services	245,512	280,885
Australia & New Zealand Banking Group, Ltd.	464,371	10,228,755
Bank of Queensland, Ltd.	66,249	569,414
Bendigo & Adelaide Bank, Ltd.	76,836	707,145
BHP Billiton PLC	337,298	5,445,258
BHP Billiton, Ltd.	509,874	9,252,144
Boral, Ltd.	173,969	681,503
Brambles, Ltd.	248,097	2,227,623
Caltex Australia, Ltd.	39,734	876,376
Challenger, Ltd.	92,804	755,321
CIMIC Group, Ltd.	13,823	349,723
Coca-Cola Amatil, Ltd.	92,076	674,723
Cochlear, Ltd.	8,884	788,352
Commonwealth Bank of Australia	271,311	16,189,960
Computershare, Ltd.	77,865	702,520
Crown Resorts, Ltd.	54,466	456,702
CSL, Ltd.	72,907	5,300,840
Dexus Property Group REIT	148,887	1,037,123
Domino’s Pizza Enterprises, Ltd.	10,034	472,193
DUET Group	368,606	731,327
Flight Centre Travel Group, Ltd.	6,354	144,009
Fortescue Metals Group, Ltd.	243,023	1,036,481
Goodman Group REIT	282,689	1,459,476
GPT Group REIT	304,306	1,108,350
Harvey Norman Holdings, Ltd.	74,061	275,646
Healthscope, Ltd.	281,376	466,575
Incitec Pivot, Ltd.	273,735	713,561
Insurance Australia Group, Ltd.	382,446	1,658,805
LendLease Group	86,686	917,687
Macquarie Group, Ltd.	49,432	3,118,348
Medibank Pvt, Ltd.	429,874	877,786
Mirvac Group REIT	548,883	846,560
National Australia Bank, Ltd.	421,763	9,366,573
Newcrest Mining, Ltd.	117,598	1,724,342
Oil Search, Ltd.	231,227	1,200,483
Orica, Ltd.	57,261	733,060
Origin Energy, Ltd.	286,955	1,369,297
Qantas Airways, Ltd.	64,362	155,193
QBE Insurance Group, Ltd.	217,482	1,955,885
Ramsay Health Care, Ltd.	23,413	1,157,914
REA Group, Ltd.	9,620	384,723
Santos, Ltd.	314,465	915,370
Scentre Group REIT	820,148	2,755,552
SEEK, Ltd.	54,873	591,235
Sonic Healthcare, Ltd.	67,055	1,039,067
South32, Ltd.	836,284	1,665,271
Stockland REIT	394,899	1,309,634
Suncorp Group, Ltd.	206,556	2,022,148
Sydney Airport	169,273	734,198
Tabcorp Holdings, Ltd.	144,764	504,201
Tatts Group, Ltd.	237,214	769,514
Telstra Corp., Ltd.	668,058	2,467,078
TPG Telecom, Ltd.	56,237	277,719
Transurban Group Stapled Security	318,966	2,383,541
Treasury Wine Estates, Ltd.	114,482	885,334
Vicinity Centres REIT	511,437	1,107,291
Vocus Communications, Ltd.	84,519	236,845
Wesfarmers, Ltd.	179,788	5,485,973
Westfield Corp.	302,874	2,057,137
Westpac Banking Corp.	530,059	12,512,390
Woodside Petroleum, Ltd.	117,026	2,640,452
Woolworths, Ltd.	198,862	3,470,302

		144,569,936

Austria – 0.2%
ANDRITZ AG	11,932	600,255
Erste Group Bank AG(a)	49,398	1,449,753
OMV AG	23,829	843,485
Raiffeisen Bank International AG (a)	17,134	314,093
Voestalpine AG	18,532	728,893

		3,936,479

Belgium – 1.2%
Ageas	29,695	1,177,975
Anheuser-Busch InBev SA	120,814	12,812,942
Colruyt SA	11,037	547,198
Groupe Bruxelles Lambert SA	12,499	1,050,974
KBC Group NV	40,514	2,513,932
Proximus SADP	23,118	667,138
Solvay SA	12,191	1,431,789
Telenet Group Holding NV(a)	9,109	506,519
UCB SA	20,854	1,339,762
Umicore SA	14,193	810,629

		22,858,858

Chile – 0.0%(b)
Antofagasta PLC	67,870	566,079

China – 0.0%(b)
Yangzijiang Shipbuilding Holdings, Ltd.	386,100	217,811

Denmark – 1.6%
AP Moeller – Maersk A/S Class A	599	906,629
AP Moeller – Maersk A/S Class B	1,034	1,653,039
Carlsberg A/S Class B	16,892	1,460,473
Chr Hansen Holding A/S	15,346	851,376
Coloplast A/S Class B	17,552	1,185,894
Danske Bank A/S	110,580	3,359,964
DONG Energy A/S(a)(c)	14,003	531,552
DSV A/S	29,051	1,294,809
Genmab A/S(a)	9,005	1,498,374
ISS A/S	25,755	870,976
Novo Nordisk A/S Class B	303,361	10,960,423
Novozymes A/S Class B	38,086	1,315,537
Pandora A/S	18,007	2,360,217
TDC A/S(a)	129,400	665,581
Tryg A/S	20,264	367,075
Vestas Wind Systems A/S	35,897	2,337,273
William Demant Holding A/S(a)	21,003	365,863

		31,985,055

See accompanying notes to financial statements.

3

State Street Master Funds

State Street International Developed Equity Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Shares	Value
COMMON STOCKS – (continued)
Finland – 0.9%
Elisa Oyj	21,489	$701,045
Fortum Oyj	67,299	1,034,231
Kone Oyj Class B	52,724	2,367,345
Metso Oyj	17,839	509,905
Neste Oyj	19,205	739,361
Nokia Oyj(d)	75,703	364,585
Nokia Oyj(d)	830,824	4,020,518
Nokian Renkaat Oyj	16,736	625,244
Orion Oyj Class B	16,157	720,689
Sampo Oyj Class A	69,664	3,129,432
Stora Enso Oyj Class R	83,346	897,553
UPM-Kymmene Oyj	84,411	2,078,019
Wartsila Oyj Abp	22,564	1,015,757

		18,203,684

France – 9.7%
Accor SA	27,213	1,016,944
Aeroports de Paris	5,090	546,531
Air Liquide SA	61,911	6,899,011
Airbus Group SE	92,389	6,123,588
Alstom SA(a)	24,765	683,714
Arkema SA	9,980	978,324
Atos SE	14,054	1,486,051
AXA SA	308,393	7,801,781
BNP Paribas SA	168,001	10,729,402
Bollore SA(a)(d)	677	2,335
Bollore SA(d)	143,645	507,557
Bouygues SA	30,676	1,101,543
Bureau Veritas SA	41,281	801,592
Cap Gemini SA	26,500	2,240,263
Carrefour SA	92,508	2,233,442
Casino Guichard Perrachon SA	9,801	471,291
Christian Dior SE	8,581	1,803,374
Cie de Saint-Gobain	80,079	3,737,924
Cie Generale des Etablissements Michelin	28,388	3,164,895
CNP Assurances	29,292	543,765
Credit Agricole SA	183,070	2,274,636
Danone SA	94,168	5,979,286
Dassault Aviation SA	384	429,973
Dassault Systemes SE	19,699	1,504,085
Edenred	33,018	655,943
Eiffage SA	9,128	637,839
Electricite de France SA	43,962	448,851
Engie SA	227,806	2,912,174
Essilor International SA	31,970	3,619,880
Eurazeo SA	7,199	422,027
Eutelsat Communications SA	29,017	562,992
Fonciere Des Regions	5,751	503,103
Gecina SA REIT	6,372	883,458
Groupe Eurotunnel SE	73,525	700,591
Hermes International	4,053	1,667,212
ICADE	6,016	430,153
Iliad SA	4,163	802,002
Imerys SA	6,262	476,011
Ingenico Group SA	8,184	654,915
JCDecaux SA	12,680	373,542
Kering	12,276	2,761,832
Klepierre REIT	33,888	1,334,836
L’Oreal SA	40,089	7,332,023
Lagardere SCA	20,176	561,702
Legrand SA	43,167	2,456,365
LVMH Moet Hennessy Louis Vuitton SE	44,376	8,490,533
Natixis SA	151,944	859,009
Orange SA	309,510	4,712,387
Pernod Ricard SA	32,983	3,581,509
Peugeot SA(a)	80,059	1,308,432
Publicis Groupe SA	31,347	2,167,296
Remy Cointreau SA	4,070	347,805
Renault SA	31,118	2,773,763
Rexel SA	48,002	791,602
Safran SA	48,670	3,512,319
Sanofi	183,618	14,893,306
Schneider Electric SE	89,624	6,249,439
SCOR SE	25,924	897,682
SEB SA	3,738	507,617
SFR Group SA(a)	18,549	524,917
Societe BIC SA	4,605	627,298
Societe Generale SA	122,362	6,032,971
Sodexo SA	14,450	1,664,332
Suez Environment Co.	51,360	759,220
Technip SA	16,580	1,185,845
Thales SA	15,925	1,547,498
TOTAL SA	356,204	18,304,404
Unibail-Rodamco SE	15,445	3,693,897
Valeo SA	36,241	2,087,478
Veolia Environnement SA	75,779	1,292,834
Vinci SA	80,848	5,517,255
Vivendi SA	160,329	3,053,227
Wendel SA	4,850	585,218
Zodiac Aerospace	32,358	744,537

		191,972,388

Germany – 9.1%
adidas AG	29,223	4,628,067
Allianz SE	72,416	11,991,781
Axel Springer SE	8,400	408,707
BASF SE	145,444	13,547,377
Bayer AG	130,939	13,690,637
Bayerische Motoren Werke AG	52,867	4,948,830
Bayerische Motoren Werke AG Preference Shares	8,795	674,403
Beiersdorf AG	15,235	1,295,171
Brenntag AG	25,724	1,432,590
Commerzbank AG	177,217	1,354,420
Continental AG	17,144	3,321,780
Covestro AG(c)	11,551	794,115
Daimler AG	152,624	11,384,517
Deutsche Bank AG(a)	214,489	3,902,507
Deutsche Boerse AG(a)	29,503	2,412,912
Deutsche Lufthansa AG	40,148	519,587
Deutsche Post AG	155,105	5,109,952
Deutsche Telekom AG	519,977	8,969,830
Deutsche Wohnen AG	53,784	1,692,784
E.ON SE	316,155	2,234,212
Evonik Industries AG	27,051	809,739
Fraport AG Frankfurt Airport Services Worldwide	6,934	410,807

See accompanying notes to financial statements.

4

State Street Master Funds

State Street International Developed Equity Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Shares	Value
COMMON STOCKS – (continued)
Germany – (continued)
Fresenius Medical Care AG & Co. KGaA	34,718	$2,945,983
Fresenius SE & Co. KGaA	65,420	5,124,069
Fuchs Petrolub SE Preference Shares	11,891	500,176
GEA Group AG	30,765	1,240,540
Hannover Rueck SE	9,355	1,014,347
HeidelbergCement AG	23,311	2,179,170
Henkel AG & Co. KGaA	16,537	1,726,449
Henkel AG & Co. KGaA Preference Shares	27,885	3,330,875
HOCHTIEF AG	3,385	475,032
HUGO BOSS AG	10,709	656,597
Infineon Technologies AG	176,400	3,071,816
Innogy SE(a)(c)	20,508	714,033
KS AG	30,127	721,008
Lanxess AG	14,473	951,798
Linde AG	29,662	4,883,744
MAN SE	5,739	570,999
Merck KGaA	19,837	2,074,523
METRO AG	26,815	893,322
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	25,768	4,882,671
OSRAM Licht AG	13,010	683,713
Porsche Automobil Holding SE Preference Shares	23,397	1,276,839
ProSiebenSat.1 Media SE	34,882	1,346,947
RWE AG(a)	74,602	929,681
SAP SE	155,620	13,592,449
Schaeffler AG Preference Shares	27,293	404,605
Siemens AG	121,083	14,916,795
Symrise AG	20,690	1,262,011
Telefonica Deutschland Holding AG	123,988	532,260
ThyssenKrupp AG	59,004	1,408,988
TUI AG	83,995	1,207,059
United Internet AG	19,109	747,658
Volkswagen AG	5,155	743,542
Volkswagen AG Preference Shares	28,837	4,055,950
Vonovia SE	72,813	2,373,489
Zalando SE(a)(c)	14,199	543,493

		179,517,356

Hong Kong – 3.1%
AIA Group, Ltd.	1,912,000	10,789,163
ASM Pacific Technology, Ltd.	41,900	443,960
Bank of East Asia, Ltd.	181,383	694,824
BOC Hong Kong Holdings, Ltd.	585,000	2,093,826
Cathay Pacific Airways, Ltd.	209,000	274,959
Cheung Kong Infrastructure Holdings, Ltd.	99,000	787,847
Cheung Kong Property Holdings, Ltd.	419,679	2,573,888
CK Hutchison Holdings, Ltd.	431,500	4,892,057
CLP Holdings, Ltd.	256,500	2,357,187
First Pacific Co., Ltd.	314,000	219,508
Galaxy Entertainment Group, Ltd.	358,000	1,560,708
Hang Lung Group, Ltd.	145,000	504,956
Hang Lung Properties, Ltd.	354,000	750,632
Hang Seng Bank, Ltd.	120,800	2,248,304
Henderson Land Development Co., Ltd.	168,868	898,448
HK Electric Investments & HK Electric Investments, Ltd.(c)	455,490	375,994
HKT Trust & HKT, Ltd.	424,000	519,531
Hong Kong & China Gas Co., Ltd.	1,206,000	2,137,253
Hong Kong Exchanges & Clearing, Ltd.	179,309	4,236,911
Hongkong Land Holdings, Ltd.	195,000	1,234,350
Hysan Development Co., Ltd.	105,000	434,049
Jardine Matheson Holdings, Ltd.	39,200	2,165,800
Kerry Properties, Ltd.	118,000	320,373
Li & Fung, Ltd.	766,000	336,903
Link REIT	353,500	2,297,956
Melco Crown Entertainment, Ltd. ADR	32,723	520,296
MTR Corp., Ltd.	238,645	1,160,421
New World Development Co., Ltd.	849,709	898,682
NWS Holdings, Ltd.	267,962	436,860
PCCW, Ltd.	748,000	405,203
Power Assets Holdings, Ltd.	225,500	1,987,956
Sands China, Ltd.	380,000	1,651,716
Shangri-La Asia, Ltd.	162,000	170,919
Sino Land Co., Ltd.	479,556	718,732
SJM Holdings, Ltd.	256,000	200,755
Sun Hung Kai Properties, Ltd.	226,000	2,856,645
Swire Pacific, Ltd. Class A	84,500	807,056
Swire Properties, Ltd.	193,600	534,369
Techtronic Industries Co., Ltd.	206,500	740,434
WH Group, Ltd.(c)	1,210,309	978,781
Wharf Holdings, Ltd.	215,000	1,429,516
Wheelock & Co., Ltd.	127,000	715,006
Yue Yuen Industrial Holdings, Ltd.	111,000	403,017

		61,765,751

Ireland – 0.7%
Bank of Ireland(a)	4,567,642	1,127,347
CRH PLC	128,778	4,476,231
Experian PLC	150,309	2,923,378
James Hardie Industries PLC	75,134	1,195,267
Kerry Group PLC Class A	25,143	1,800,680
Paddy Power Betfair PLC	13,096	1,402,020
Ryanair Holdings PLC ADR(a)	4,562	379,832

		13,304,755

Israel – 0.6%
Azrieli Group, Ltd.	7,782	337,877
Bank Hapoalim BM	158,678	944,568
Bank Leumi Le-Israel BM(a)	217,589	896,668
Bezeq The Israeli Telecommunication Corp., Ltd.	319,597	607,863

See accompanying notes to financial statements.

5

State Street Master Funds

State Street International Developed Equity Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Shares	Value
COMMON STOCKS – (continued)
Israel – (continued)
Check Point Software Technologies, Ltd.(a)	20,975	$1,771,549
Elbit Systems, Ltd.	3,969	402,196
Frutarom Industries, Ltd.	6,562	336,058
Israel Chemicals, Ltd.	90,984	373,520
Mizrahi Tefahot Bank, Ltd.	25,993	380,576
Nice-Systems, Ltd.	9,356	638,376
Teva Pharmaceutical Industries, Ltd.	133,383	4,793,075
Teva Pharmaceutical Industries, Ltd. ADR	12,263	444,534

		11,926,860

Italy – 1.8%
Assicurazioni Generali SpA	180,730	2,691,624
Atlantia SpA	66,085	1,551,592
Enel SpA	1,188,713	5,250,893
Eni SpA	405,087	6,609,797
Ferrari NV	18,308	1,067,863
Intesa Sanpaolo SpA(d)	1,979,759	5,065,854
Intesa Sanpaolo SpA(d)	134,298	316,448
Leonardo-Finmeccanica SpA(a)	61,820	869,830
Luxottica Group SpA	27,127	1,462,084
Mediobanca SpA	91,509	748,506
Poste Italiane SpA(c)	85,106	565,972
Prysmian SpA	30,924	795,857
Saipem SpA(a)	1,096,115	618,528
Snam SpA	392,219	1,619,194
Telecom Italia SpA/Milano(a)(d)	1,631,737	1,440,539
Telecom Italia SpA/Milano(a)(d)	963,350	698,056
Terna Rete Elettrica Nazionale SpA	220,464	1,011,990
UniCredit SpA	834,021	2,405,055
UnipolSai SpA	194,056	415,502

		35,205,184

Japan – 23.6%
ABC-Mart, Inc.	5,800	329,198
Acom Co., Ltd.(a)	52,500	230,012
Aeon Co., Ltd.	104,600	1,485,125
AEON Financial Service Co., Ltd.	20,500	365,058
Aeon Mall Co., Ltd.	16,200	228,343
Air Water, Inc.	25,000	452,266
Aisin Seiki Co., Ltd.	31,900	1,386,659
Ajinomoto Co., Inc.	88,100	1,778,089
Alfresa Holdings Corp.	29,300	485,842
Alps Electric Co., Ltd.	28,500	690,539
Amada Holdings Co., Ltd.	56,400	631,046
ANA Holdings, Inc.	198,000	534,406
Aozora Bank, Ltd.	185,000	655,078
Asahi Glass Co., Ltd.	150,000	1,023,706
Asahi Group Holdings, Ltd.	63,400	2,005,796
Asahi Kasei Corp.	200,000	1,748,189
Asics Corp.	27,100	542,534
Astellas Pharma, Inc.	344,100	4,789,697
Bandai Namco Holdings, Inc.	31,200	862,691
Bank of Kyoto, Ltd.	41,000	305,123
Benesse Holdings, Inc.	7,800	215,338
Bridgestone Corp.	100,900	3,645,498
Brother Industries, Ltd.	38,300	692,543
Calbee, Inc.	15,100	473,837
Canon, Inc.	170,600	4,819,540
Casio Computer Co., Ltd.	37,900	537,135
Central Japan Railway Co.	22,400	3,693,162
Chiba Bank, Ltd.	110,000	676,212
Chubu Electric Power Co., Inc.	106,700	1,493,901
Chugai Pharmaceutical Co., Ltd.	32,900	946,367
Chugoku Bank, Ltd.	30,400	437,358
Chugoku Electric Power Co., Inc.	44,000	517,203
Concordia Financial Group, Ltd.	175,700	847,506
Credit Saison Co., Ltd.	21,200	377,523
CYBERDYNE, Inc.(a)	22,800	322,936
Dai Nippon Printing Co., Ltd.	85,000	841,728
Dai-ichi Life Holdings, Inc.	166,200	2,772,969
Daicel Corp.	39,700	439,088
Daiichi Sankyo Co., Ltd.	93,300	1,913,036
Daikin Industries, Ltd.	36,500	3,359,433
Daito Trust Construction Co., Ltd.	11,200	1,688,138
Daiwa House Industry Co., Ltd.	87,300	2,392,170
Daiwa House REIT Investment Corp.	196	496,743
Daiwa Securities Group, Inc.	262,000	1,618,027
DeNA Co., Ltd.	17,400	381,014
Denso Corp.	76,700	3,329,465
Dentsu, Inc.	34,500	1,626,870
Don Quijote Holdings Co., Ltd.	19,000	704,548
East Japan Railway Co.	53,000	4,589,531
Eisai Co., Ltd.	39,400	2,266,002
Electric Power Development Co., Ltd.	23,900	551,215
FamilyMart UNY Holdings Co., Ltd.	11,800	787,105
FANUC Corp.	31,000	5,266,558
Fast Retailing Co., Ltd.	8,600	3,084,306
Fuji Electric Co., Ltd.	96,000	498,787
Fuji Heavy Industries, Ltd.	95,500	3,907,283
FUJIFILM Holdings Corp.	70,900	2,695,945
Fujitsu, Ltd.	293,000	1,631,616
Fukuoka Financial Group, Inc.	134,000	596,270
Hachijuni Bank, Ltd.	56,700	329,597
Hakuhodo DY Holdings, Inc.	27,200	335,817
Hamamatsu Photonics KK	21,800	574,742
Hankyu Hanshin Holdings, Inc.	40,400	1,298,924
Hikari Tsushin, Inc.	3,900	364,136
Hino Motors, Ltd.	34,000	346,894
Hirose Electric Co., Ltd.	5,100	633,592
Hiroshima Bank, Ltd.	90,000	421,314
Hisamitsu Pharmaceutical Co., Inc.	10,400	521,627
Hitachi Chemical Co., Ltd.	14,100	353,361
Hitachi Construction Machinery Co., Ltd.	19,300	418,813
Hitachi High-Technologies Corp.	11,800	477,018
Hitachi Metals, Ltd.	28,800	391,128
Hitachi, Ltd.	749,000	4,058,542
Hokuriku Electric Power Co.	30,100	338,072
Honda Motor Co., Ltd.	259,200	7,589,214
Hoshizaki Corp.	7,900	626,527
Hoya Corp.	61,200	2,576,870

See accompanying notes to financial statements.

6

State Street Master Funds

State Street International Developed Equity Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Shares	Value
COMMON STOCKS – (continued)
Japan – (continued)
Hulic Co., Ltd.	50,000	$445,407
Idemitsu Kosan Co., Ltd.	11,800	314,134
IHI Corp.(a)	235,000	612,509
Iida Group Holdings Co., Ltd.	26,200	498,010
Inpex Corp.	151,700	1,523,048
Isetan Mitsukoshi Holdings, Ltd.	55,600	600,643
Isuzu Motors, Ltd.	98,200	1,246,917
ITOCHU Corp.	241,300	3,210,851
J Front Retailing Co., Ltd.	40,200	542,847
Japan Airlines Co., Ltd.	19,600	573,876
Japan Airport Terminal Co., Ltd.	5,500	199,233
Japan Exchange Group, Inc.	87,300	1,249,976
Japan Post Bank Co., Ltd.	61,200	736,174
Japan Post Holdings Co., Ltd.	67,000	838,110
Japan Prime Realty Investment Corp.	138	544,854
Japan Real Estate Investment Corp.	220	1,201,526
Japan Retail Fund Investment Corp. REIT	380	770,849
Japan Tobacco, Inc.	175,500	5,784,044
JFE Holdings, Inc.	87,100	1,329,258
JGC Corp.	34,100	620,983
JSR Corp.	33,300	526,188
JTEKT Corp.	38,300	614,061
JX Holdings, Inc.	352,100	1,493,410
Kajima Corp.	139,000	964,127
Kakaku.com, Inc.	18,200	301,786
Kamigumi Co., Ltd.	40,000	382,047
Kaneka Corp.	49,000	399,949
Kansai Electric Power Co., Inc.(a)	104,800	1,148,321
Kansai Paint Co., Ltd.	33,200	612,849
Kao Corp.	80,900	3,843,331
Kawasaki Heavy Industries, Ltd.	218,000	685,952
KDDI Corp.	291,700	7,401,605
Keihan Holdings Co., Ltd.	84,000	553,110
Keikyu Corp.	73,000	848,073
Keio Corp.	88,000	725,065
Keisei Electric Railway Co., Ltd.	23,000	559,446
Keyence Corp.	7,800	5,363,399
Kikkoman Corp.	23,000	737,514
Kintetsu Group Holdings Co., Ltd.	267,000	1,020,980
Kirin Holdings Co., Ltd.	127,000	2,070,481
Kobe Steel, Ltd.(a)	53,600	513,321
Koito Manufacturing Co., Ltd.	17,300	918,138
Komatsu, Ltd.	143,600	3,259,579
Konami Holdings Corp.	15,400	623,209
Konica Minolta, Inc.	73,400	730,633
Kose Corp.	5,500	457,881
Kubota Corp.	171,800	2,457,653
Kuraray Co., Ltd.	56,000	843,109
Kurita Water Industries, Ltd.	17,800	392,825
Kyocera Corp.	49,500	2,466,618
Kyowa Hakko Kirin Co., Ltd.	40,300	558,364
Kyushu Electric Power Co., Inc.	69,300	753,396
Kyushu Financial Group, Inc.	61,500	418,138
Lawson, Inc.	10,300	725,023
LINE Corp.(a)	8,000	275,046
Lion Corp.	39,000	642,003
LIXIL Group Corp.	42,100	957,975
M3, Inc.	29,000	732,242
Mabuchi Motor Co., Ltd.	6,500	339,949
Makita Corp.	18,800	1,262,091
Marubeni Corp.	264,100	1,500,797
Marui Group Co., Ltd.	28,700	420,036
Maruichi Steel Tube, Ltd.	10,400	339,281
Mazda Motor Corp.	91,100	1,493,404
McDonald’s Holdings Co., Japan, Ltd.	8,000	209,886
Mebuki Financial Group, Inc.	137,900	511,945
Medipal Holdings Corp.	28,900	456,661
MEIJI Holdings Co., Ltd.	18,100	1,421,494
Minebea Co., Ltd.	57,600	541,258
Miraca Holdings, Inc.	9,700	436,619
MISUMI Group, Inc.	44,200	729,119
Mitsubishi Chemical Holdings Corp.	206,600	1,342,674
Mitsubishi Corp.	235,300	5,023,338
Mitsubishi Electric Corp.	309,700	4,326,799
Mitsubishi Estate Co., Ltd.	194,000	3,871,351
Mitsubishi Gas Chemical Co., Inc.	30,000	513,139
Mitsubishi Heavy Industries, Ltd.	499,000	2,278,625
Mitsubishi Logistics Corp.	15,000	212,586
Mitsubishi Materials Corp.	16,800	517,100
Mitsubishi Motors Corp.	116,800	666,942
Mitsubishi Tanabe Pharma Corp.	36,200	711,678
Mitsubishi UFJ Financial Group, Inc.	2,019,700	12,471,282
Mitsubishi UFJ Lease & Finance Co., Ltd.	81,700	423,087
Mitsui & Co., Ltd.	265,100	3,652,555
Mitsui Chemicals, Inc.	141,000	634,672
Mitsui Fudosan Co., Ltd.	140,000	3,246,881
Mitsui OSK Lines, Ltd.	202,000	561,135
Mixi, Inc.	5,600	205,016
Mizuho Financial Group, Inc.	3,838,000	6,903,694
MS&AD Insurance Group Holdings, Inc.	78,200	2,429,775
Murata Manufacturing Co., Ltd.	29,700	3,985,125
Nabtesco Corp.	18,700	435,935
Nagoya Railroad Co., Ltd.	146,000	707,249
NEC Corp.	385,000	1,023,278
Nexon Co., Ltd.	29,000	421,194
NGK Insulators, Ltd.	39,100	759,975
NGK Spark Plug Co., Ltd.	29,600	659,329
NH Foods, Ltd.	27,000	730,355
Nidec Corp.	37,100	3,207,901
Nikon Corp.	51,400	800,736
Nintendo Co., Ltd.	18,200	3,829,279
Nippon Building Fund, Inc.	236	1,309,144
Nippon Electric Glass Co., Ltd.	76,000	411,815
Nippon Express Co., Ltd.	134,000	722,648
Nippon Paint Holdings Co., Ltd.	25,500	696,339
Nippon Prologis, Inc. REIT	256	524,357
Nippon Steel & Sumitomo Metal Corp.	130,500	2,916,907
Nippon Telegraph & Telephone Corp.	110,700	4,662,052

See accompanying notes to financial statements.

7

State Street Master Funds

State Street International Developed Equity Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Shares	Value
COMMON STOCKS – (continued)
Japan – (continued)
Nippon Yusen KK	268,000	$498,615
Nissan Chemical Industries, Ltd.	20,000	669,610
Nissan Motor Co., Ltd.	384,000	3,870,125
Nisshin Seifun Group, Inc.	33,100	497,770
Nissin Foods Holdings Co., Ltd.	9,400	494,843
Nitori Holdings Co., Ltd.	13,300	1,523,454
Nitto Denko Corp.	26,100	2,007,038
NOK Corp.	13,100	265,740
Nomura Holdings, Inc.	584,100	3,450,965
Nomura Real Estate Holdings, Inc.	22,600	385,209
Nomura Real Estate Master Fund, Inc.	666	1,009,549
Nomura Research Institute, Ltd.	21,890	668,139
NSK, Ltd.	70,500	818,425
NTT Data Corp.	19,500	944,614
NTT DOCOMO, Inc.	221,400	5,054,985
Obayashi Corp.	96,800	927,042
Obic Co., Ltd.	10,900	477,550
Odakyu Electric Railway Co., Ltd.	45,500	902,315
Oji Holdings Corp.	133,000	542,787
Olympus Corp.	45,800	1,586,419
Omron Corp.	28,500	1,095,919
Ono Pharmaceutical Co., Ltd.	65,000	1,424,165
Oracle Corp. Japan	4,900	247,447
Oriental Land Co., Ltd.	34,500	1,954,019
ORIX Corp.	206,000	3,221,537
Osaka Gas Co., Ltd.	311,000	1,198,831
Otsuka Corp.	9,100	425,996
Otsuka Holdings Co., Ltd.	63,300	2,764,067
Panasonic Corp.	343,800	3,506,238
Park24 Co., Ltd.	18,200	494,654
Pola Orbis Holdings, Inc.	4,200	347,494
Rakuten, Inc.(a)	146,700	1,440,776
Recruit Holdings Co., Ltd.	59,800	2,404,613
Resona Holdings, Inc.	347,200	1,784,596
Ricoh Co., Ltd.	103,900	880,123
Rinnai Corp.	5,600	452,763
Rohm Co., Ltd.	14,800	853,980
Ryohin Keikaku Co., Ltd.	3,800	746,414
Sankyo Co., Ltd.	5,100	165,066
Santen Pharmaceutical Co., Ltd.	58,800	720,916
SBI Holdings, Inc.	38,100	485,744
Secom Co., Ltd.	34,100	2,499,137
Sega Sammy Holdings, Inc.	32,200	480,094
Seibu Holdings, Inc.	28,800	517,553
Seiko Epson Corp.	43,000	912,462
Sekisui Chemical Co., Ltd.	63,900	1,021,217
Sekisui House, Ltd.	95,000	1,584,623
Seven & i Holdings Co., Ltd.	120,600	4,604,379
Seven Bank, Ltd.	69,300	199,044
Sharp Corp.(a)	221,000	511,596
Shimadzu Corp.	37,000	590,680
Shimamura Co., Ltd.	3,700	462,837
Shimano, Inc.	11,700	1,839,739
Shimizu Corp.	89,000	815,716
Shin-Etsu Chemical Co., Ltd.	62,200	4,835,319
Shinsei Bank, Ltd.	309,000	519,261
Shionogi & Co., Ltd.	46,100	2,213,006
Shiseido Co., Ltd.	59,900	1,519,391
Shizuoka Bank, Ltd.	86,000	724,071
Showa Shell Sekiyu KK	34,700	323,393
SMC Corp.	9,300	2,225,031
SoftBank Group Corp.	152,400	10,146,063
Sohgo Security Services Co., Ltd.	11,200	431,637
Sompo Holdings, Inc.	56,000	1,901,316
Sony Corp.	201,500	5,657,929
Sony Financial Holdings, Inc.	22,800	356,558
Stanley Electric Co., Ltd.	23,600	646,478
Start Today Co., Ltd.	30,300	524,506
Sumitomo Chemical Co., Ltd.	242,000	1,153,616
Sumitomo Corp.	183,700	2,166,411
Sumitomo Dainippon Pharma Co., Ltd.	26,900	463,574
Sumitomo Electric Industries, Ltd.	118,600	1,714,913
Sumitomo Heavy Industries, Ltd.	94,000	606,868
Sumitomo Metal Mining Co., Ltd.	73,000	943,207
Sumitomo Mitsui Financial Group, Inc.	213,400	8,160,192
Sumitomo Mitsui Trust Holdings, Inc.	52,400	1,879,275
Sumitomo Realty & Development Co., Ltd.	57,000	1,517,915
Sumitomo Rubber Industries, Ltd.	29,600	471,022
Sundrug Co., Ltd.	6,200	430,042
Suntory Beverage & Food, Ltd.	20,800	865,812
Suruga Bank, Ltd.	26,800	599,487
Suzuken Co., Ltd.	13,600	445,424
Suzuki Motor Corp.	52,300	1,844,748
Sysmex Corp.	24,600	1,427,890
T&D Holdings, Inc.	89,500	1,185,941
Taiheiyo Cement Corp.	200,000	634,458
Taisei Corp.	177,000	1,241,360
Taisho Pharmaceutical Holdings Co., Ltd.	5,900	490,676
Taiyo Nippon Sanso Corp.	23,300	270,487
Takashimaya Co., Ltd.	53,000	438,050
Takeda Pharmaceutical Co., Ltd.	113,900	4,721,623
TDK Corp.	20,500	1,413,126
Teijin, Ltd.	31,200	633,710
Terumo Corp.	53,000	1,960,775
THK Co., Ltd.	21,300	472,258
Tobu Railway Co., Ltd.	153,000	760,835
Toho Co., Ltd.	18,800	532,722
Toho Gas Co., Ltd.	63,000	513,679
Tohoku Electric Power Co., Inc.	67,900	859,847
Tokio Marine Holdings, Inc.	109,100	4,486,163
Tokyo Electric Power Co. Holdings, Inc.(a)	218,600	884,633
Tokyo Electron, Ltd.	24,200	2,291,671
Tokyo Gas Co., Ltd.	296,000	1,342,259
Tokyo Tatemono Co., Ltd.	36,300	486,448
Tokyu Corp.	177,000	1,303,580
Tokyu Fudosan Holdings Corp.	90,400	534,797
TonenGeneral Sekiyu KK	50,000	528,143
Toppan Printing Co., Ltd.	80,000	765,465
Toray Industries, Inc.	227,000	1,841,535
Toshiba Corp.(a)	653,000	1,584,981
TOTO, Ltd.	22,500	892,206

See accompanying notes to financial statements.

8

State Street Master Funds

State Street International Developed Equity Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Shares	Value
COMMON STOCKS – (continued)
Japan – (continued)
Toyo Seikan Group Holdings, Ltd.	28,500	$533,176
Toyo Suisan Kaisha, Ltd.	14,500	526,493
Toyoda Gosei Co., Ltd.	9,700	227,374
Toyota Industries Corp.	27,200	1,298,958
Toyota Motor Corp.	421,700	24,867,772
Toyota Tsusho Corp.	32,200	840,648
Trend Micro, Inc.(a)	18,100	644,794
Tsuruha Holdings, Inc.	5,700	542,462
Unicharm Corp.	64,800	1,420,894
United Urban Investment Corp.	461	703,150
USS Co., Ltd.	36,100	576,312
West Japan Railway Co.	25,900	1,592,838
Yahoo! Japan Corp.	212,100	816,504
Yakult Honsha Co., Ltd.	14,300	664,518
Yamada Denki Co., Ltd.	100,200	541,227
Yamaguchi Financial Group, Inc.	27,000	294,689
Yamaha Corp.	25,200	771,329
Yamaha Motor Co., Ltd.	43,800	966,616
Yamato Holdings Co., Ltd.	52,600	1,071,753
Yamazaki Baking Co., Ltd.	22,000	425,910
Yaskawa Electric Corp.	44,800	698,302
Yokogawa Electric Corp.	38,300	555,939
Yokohama Rubber Co., Ltd.	20,700	371,991

		467,587,135

Jordan – 0.0%(b)
Hikma Pharmaceuticals PLC	23,594	551,884

Luxembourg – 0.3%
ArcelorMittal(a)	281,900	2,086,095
Eurofins Scientific SE	1,766	754,389
Millicom International Cellular SA SDR	10,834	464,267
RTL Group SA(a)	6,365	468,131
SES SA	60,931	1,344,786
Tenaris SA	72,792	1,302,912

		6,420,580

Macau – 0.0%(b)
MGM China Holdings, Ltd.	169,200	350,920
Wynn Macau, Ltd.	272,400	433,555

		784,475

MEXICO – 0.0%(b)
Fresnillo PLC	35,255	531,902

Netherlands – 4.4%
ABN AMRO Group NV(c)	45,150	1,002,442
Aegon NV	288,008	1,588,143
AerCap Holdings NV(a)	26,299	1,094,301
Akzo Nobel NV	40,224	2,519,696
Altice NV Class A(a)	57,665	1,145,281
Altice NV Class B(a)	21,103	421,351
ASML Holding NV	58,686	6,601,534
Boskalis Westminster	14,615	508,547
EXOR NV	16,949	732,598
Gemalto NV	12,582	728,836
Heineken Holding NV	16,975	1,184,196
Heineken NV	36,024	2,707,617
ING Groep NV	615,932	8,685,877
Koninklijke Ahold Delhaize NV	198,952	4,203,188
Koninklijke DSM NV	28,803	1,730,443
Koninklijke KPN NV	538,480	1,598,244
Koninklijke Philips NV	147,213	4,502,914
Koninklijke Vopak NV	12,737	602,867
NN Group NV	51,944	1,763,898
NXP Semiconductors NV(a)	47,089	4,615,193
Randstad Holding NV	20,126	1,093,874
Royal Dutch Shell PLC Class A	683,864	18,949,488
Royal Dutch Shell PLC Class B	592,336	17,229,389
Wolters Kluwer NV	48,012	1,743,051

		86,952,968

New Zealand – 0.2%
Auckland International Airport, Ltd.	146,479	638,374
Contact Energy, Ltd.	116,874	379,772
Fletcher Building, Ltd.	106,395	786,406
Mercury NZ, Ltd.	76,048	156,964
Meridian Energy, Ltd.	192,725	349,407
Ryman Healthcare, Ltd.	46,924	265,360
Spark New Zealand, Ltd.	282,139	670,868

		3,247,151

Norway – 0.7%
DNB ASA	158,107	2,358,463
Gjensidige Forsikring ASA	32,985	524,989
Marine Harvest ASA(a)	59,901	1,083,516
Norsk Hydro ASA	200,287	960,983
Orkla ASA	135,099	1,227,359
Schibsted ASA Class A	13,202	303,834
Schibsted ASA Class B	15,363	326,618
Statoil ASA	176,464	3,247,313
Telenor ASA	122,399	1,834,343
Yara International ASA	26,541	1,048,357

		12,915,775

Portugal – 0.2%
EDP – Energias de Portugal SA	384,520	1,173,726
Galp Energia SGPS SA	79,888	1,195,676
Jeronimo Martins SGPS SA	36,591	568,881

		2,938,283

Singapore – 1.2%
Ascendas REIT	402,050	631,725
CapitaLand Commercial Trust	343,000	351,381
CapitaLand Mall Trust REIT	390,000	508,860
CapitaLand, Ltd.	392,000	819,437
City Developments, Ltd.	72,400	414,946
ComfortDelGro Corp., Ltd.	335,000	572,749
DBS Group Holdings, Ltd.	277,472	3,330,355
Genting Singapore PLC	953,000	596,985
Global Logistic Properties, Ltd.	415,000	631,965
Golden Agri-Resources, Ltd.	1,326,600	394,849
Hutchison Port Holdings Trust	935,800	407,073
Jardine Cycle & Carriage, Ltd.	17,233	491,809
Keppel Corp., Ltd.	223,000	893,729
Oversea-Chinese Banking Corp., Ltd.	505,726	3,122,500
SATS, Ltd.	114,700	385,059
Sembcorp Industries, Ltd.	177,900	350,948
Singapore Airlines, Ltd.	91,100	609,772
Singapore Exchange, Ltd.	123,000	609,594

See accompanying notes to financial statements.

9

State Street Master Funds

State Street International Developed Equity Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Shares	Value
COMMON STOCKS – (continued)
Singapore – (continued)
Singapore Press Holdings, Ltd.	244,000	$596,193
Singapore Technologies Engineering, Ltd.	247,000	552,232
Singapore Telecommunications, Ltd.	1,281,000	3,236,416
StarHub, Ltd.	120,500	234,377
Suntec Real Estate Investment Trust	417,500	476,829
United Overseas Bank, Ltd.	199,660	2,819,315
UOL Group, Ltd.	87,800	364,035
Wilmar International, Ltd.	294,000	730,574

		24,133,707

South Africa – 0.1%
Investec PLC	100,975	668,766
Mediclinic International PLC	60,148	573,021
Mondi PLC	61,712	1,270,398

		2,512,185

Spain – 3.0%
Abertis Infraestructuras SA	101,501	1,423,339
ACS Actividades de Construccion y Servicios SA	31,096	984,611
Aena SA(c)	10,618	1,451,994
Amadeus IT Group SA Class A	70,531	3,211,527
Banco Bilbao Vizcaya Argentaria SA	1,046,790	7,081,708
Banco de Sabadell SA	783,804	1,093,747
Banco Popular Espanol SA	512,183	495,927
Banco Santander SA	2,315,420	12,110,816
Bankia SA	751,511	769,669
Bankinter SA	107,017	830,769
CaixaBank SA	517,295	1,713,237
Distribuidora Internacional de Alimentacion SA	91,007	447,792
Enagas SA	34,959	889,561
Endesa SA	49,055	1,041,283
Ferrovial SA	80,948	1,451,031
Gas Natural SDG SA	56,324	1,063,993
Grifols SA	46,071	917,443
Iberdrola SA	862,452	5,670,890
Industria de Diseno Textil SA	173,871	5,947,352
Mapfre SA	157,588	482,026
Red Electrica Corp. SA	68,565	1,296,317
Repsol SA	169,655	2,401,423
Telefonica SA	741,186	6,895,175
Zardoya Otis SA	36,394	308,244

		59,979,874

Sweden – 2.8%
Alfa Laval AB	44,577	739,957
Assa Abloy AB Class B	157,355	2,928,993
Atlas Copco AB Class A	105,295	3,216,362
Atlas Copco AB Class B	64,266	1,758,639
Boliden AB	42,485	1,112,562
Electrolux AB Series B	37,284	928,755
Getinge AB Class B	32,302	519,486
Hennes & Mauritz AB Class B	152,272	4,247,377
Hexagon AB Class B	42,874	1,536,170
Husqvarna AB Class B	62,660	488,680
ICA Gruppen AB	13,522	413,641
Industrivarden AB Class C	27,746	518,600
Investor AB Class B	73,785	2,765,536
Kinnevik AB Class B	36,626	880,111
L E Lundbergforetagen AB Class B	6,443	396,101
Lundin Petroleum AB(a)	30,763	670,822
Nordea Bank AB	485,186	5,410,182
Sandvik AB	174,167	2,160,648
Securitas AB Class B	46,973	741,467
Skandinaviska Enskilda Banken AB Class A	239,582	2,519,875
Skanska AB Class B	52,118	1,234,020
SKF AB Class B	66,891	1,234,059
Svenska Cellulosa AB SCA Class B	98,553	2,791,283
Svenska Handelsbanken AB Class A	245,174	3,416,664
Swedbank AB Class A	141,931	3,441,802
Swedish Match AB	30,182	962,810
Tele2 AB Class B	66,816	537,273
Telefonaktiebolaget LM Ericsson Class B	496,366	2,923,143
Telia Co. AB	428,370	1,731,002
Volvo AB Class B	249,404	2,921,052

		55,147,072

Switzerland — 9.0%
ABB, Ltd.(a)	300,004	6,340,420
Actelion, Ltd.(a)	15,172	3,291,608
Adecco Group AG	25,044	1,642,330
Aryzta AG(a)	14,306	631,302
Baloise Holding AG	7,877	994,361
Barry Callebaut AG(a)	370	453,604
Chocoladefabriken Lindt & Spruengli AG(d)	154	799,282
Chocoladefabriken Lindt & Spruengli AG(d)	16	974,467
Cie Financiere Richemont SA	83,349	5,531,451
Coca-Cola HBC AG(a)	29,579	646,922
Credit Suisse Group AG(a)	308,246	4,431,027
Dufry AG(a)	7,183	897,566
EMS-Chemie Holding AG	1,306	664,983
Galenica AG	619	699,789
Geberit AG	6,027	2,420,644
Givaudan SA	1,441	2,645,650
Glencore PLC(a)	1,948,998	6,679,360
Julius Baer Group, Ltd.(a)	33,901	1,508,675
Kuehne + Nagel International AG	8,156	1,080,137
LafargeHolcim, Ltd.(a)(d)	67,726	3,575,048
LafargeHolcim, Ltd.(a)(d)	4,070	214,277
Lonza Group AG(a)	8,784	1,523,707
Nestle SA	491,053	35,294,359
Novartis AG	352,630	25,709,532
Pargesa Holding SA	5,778	376,919
Partners Group Holding AG	2,615	1,227,932
Roche Holding AG	110,947	25,391,127
Schindler Holding AG(d)	6,656	1,176,187
Schindler Holding AG(d)	3,298	577,276

See accompanying notes to financial statements.

10

State Street Master Funds

State Street International Developed Equity Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Shares	Value
COMMON STOCKS – (continued)
Switzerland – (continued)
SGS SA	883	$1,800,144
Sika AG	355	1,708,722
Sonova Holding AG	8,060	978,604
STMicroelectronics NV	101,844	1,157,450
Swatch Group AG(d)	4,685	1,459,871
Swatch Group AG(d)	8,419	515,652
Swiss Life Holding AG(a)	4,833	1,370,464
Swiss Prime Site AG(a)	10,706	877,990
Swiss Re AG	51,571	4,896,543
Swisscom AG	4,173	1,872,687
Syngenta AG	14,496	5,740,778
UBS Group AG	580,633	9,112,113
Wolseley PLC	40,993	2,513,401
Zurich Insurance Group AG (a)	23,979	6,615,547

		178,019,908

United Kingdom – 15.4%
3i Group PLC	159,169	1,384,607
Aberdeen Asset Management PLC	149,307	474,696
Admiral Group PLC	32,886	742,412
Anglo American PLC(a)	222,106	3,183,564
Ashtead Group PLC	79,925	1,560,397
Associated British Foods PLC	54,450	1,846,867
AstraZeneca PLC	200,525	10,995,176
Auto Trader Group PLC(c)	157,716	797,066
Aviva PLC	634,210	3,811,728
Babcock International Group PLC	40,052	471,642
BAE Systems PLC	495,675	3,622,822
Barclays PLC	2,690,224	7,427,867
Barratt Developments PLC	155,655	889,357
Berkeley Group Holdings PLC	20,771	720,692
BP PLC	2,969,777	18,700,299
British American Tobacco PLC	294,873	16,838,882
British Land Co. PLC REIT	160,732	1,250,240
BT Group PLC	1,345,316	6,099,122
Bunzl PLC	53,748	1,400,665
Burberry Group PLC	67,953	1,256,972
Capita PLC	96,562	633,572
Centrica PLC	887,526	2,567,307
CNH Industrial NV	155,532	1,355,851
Cobham PLC	281,893	570,201
Coca-Cola European Partners PLC	32,974	1,044,075
Compass Group PLC	262,962	4,877,182
Croda International PLC	20,453	807,717
DCC PLC	15,020	1,120,991
Diageo PLC	399,396	10,413,134
Direct Line Insurance Group PLC	208,724	952,718
Dixons Carphone PLC	154,993	679,119
easyJet PLC	28,875	358,578
Fiat Chrysler Automobiles NV	134,034	1,224,991
G4S PLC	247,368	718,301
GKN PLC	263,639	1,080,564
GlaxoSmithKline PLC	771,500	14,890,602
Hammerson PLC	122,096	864,473
Hargreaves Lansdown PLC	41,540	622,619
HSBC Holdings PLC	3,141,224	25,497,257
IMI PLC	44,363	570,098
Imperial Brands PLC	152,688	6,683,594
Inmarsat PLC	71,204	661,194
InterContinental Hotels Group PLC	30,719	1,380,909
International Consolidated Airlines Group SA	130,111	703,876
Intertek Group PLC	27,259	1,172,490
Intu Properties PLC	156,211	542,971
ITV PLC	583,442	1,487,999
J Sainsbury PLC	252,674	778,356
Johnson Matthey PLC	29,432	1,157,218
Kingfisher PLC	341,817	1,479,548
Land Securities Group PLC REIT	130,410	1,717,764
Legal & General Group PLC	962,446	2,944,573
Lloyds Banking Group PLC	10,209,884	7,886,160
London Stock Exchange Group PLC	48,048	1,730,056
Marks & Spencer Group PLC	273,085	1,181,031
Meggitt PLC	120,068	680,388
Merlin Entertainments PLC(c)	113,079	626,811
National Grid PLC	599,288	7,046,692
NEX Group PLC	50,386	289,193
Next PLC	21,555	1,327,193
Old Mutual PLC	751,187	1,924,166
Pearson PLC	131,987	1,334,889
Persimmon PLC	52,097	1,143,276
Petrofac, Ltd.	44,356	476,286
Provident Financial PLC	23,000	809,684
Prudential PLC	409,920	8,243,571
Randgold Resources, Ltd.	15,183	1,203,510
Reckitt Benckiser Group PLC	100,465	8,548,248
RELX NV	155,340	2,619,879
RELX PLC	167,752	3,003,526
Rio Tinto PLC	196,766	7,679,381
Rio Tinto, Ltd.	66,068	2,865,606
Rolls-Royce Holdings PLC(a)	282,929	2,335,335
Royal Bank of Scotland Group PLC(a)	529,605	1,469,796
Royal Mail PLC	139,794	798,215
RSA Insurance Group PLC	156,809	1,135,439
Sage Group PLC	170,412	1,379,230
Schroders PLC	21,465	795,166
Segro PLC	144,328	816,970
Severn Trent PLC	39,903	1,095,582
Sky PLC	157,671	1,930,727
Smith & Nephew PLC	145,640	2,197,311
Smiths Group PLC	60,781	1,063,473
SSE PLC	158,007	3,032,097
St James’s Place PLC	81,049	1,015,502
Standard Chartered PLC(a)	509,840	4,180,571
Standard Life PLC	316,600	1,455,289
Tate & Lyle PLC	75,937	663,858
Taylor Wimpey PLC	482,410	914,998
Tesco PLC(a)	1,271,774	3,250,579
TP ICAP PLC	41,174	220,448
Travis Perkins PLC	39,316	705,393
Unilever NV	258,338	10,658,133

See accompanying notes to financial statements.

11

State Street Master Funds

State Street International Developed Equity Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Security Description	Shares	Value
COMMON STOCKS – (continued)
United Kingdom – (continued)
Unilever PLC	203,969	$8,298,226
United Utilities Group PLC	112,170	1,248,811
Vodafone Group PLC	4,219,883	10,420,771
Weir Group PLC	34,531	806,429
Whitbread PLC	29,449	1,374,035
William Hill PLC	143,001	512,781
Wm Morrison Supermarkets PLC	346,172	986,813
Worldpay Group PLC(c)	279,733	932,915
WPP PLC	205,542	4,612,238

		305,961,592

United States – 0.6%
Carnival PLC	31,472	1,604,145
Mobileye NV(a)	26,837	1,023,026
QIAGEN NV(a)	34,355	966,775
Shire PLC	111,068	6,428,374
Shire PLC ADR	10,670	1,817,954
Taro Pharmaceutical Industries, Ltd.(a)	2,744	288,861

		12,129,135

TOTAL COMMON STOCKS (Cost $1,973,292,734)		1,935,843,822

RIGHTS – 0.0%(b)
Spain – 0.0%(b)
Repsol SA (expiring 1/6/17)(a) (Cost $59,162)	169,655	62,988

SHORT-TERM INVESTMENT – 2.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.42%(e)(f) (Cost $39,019,139)	39,019,139	39,019,139

TOTAL INVESTMENTS – 99.7% (Cost $2,012,371,035)		1,974,925,949
Other Assets in Excess of Liabilities – 0.3%		6,138,729

NET ASSETS – 100.0%		$1,981,064,678

(a)	Non-income producing security.

(b)	Amount is less than 0.05% of net assets.

(c)

Securities purchased pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 0.5% of net assets as of December 31, 2016, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(d)	Reflects separate holdings of the issuer’s common stock traded on different securities exchanges.

(e)

The Portfolio invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended December 31, 2016 are shown in the Affiliate Table below.

(f)	The rate shown is the annualized seven-day yield at December 31, 2016.

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt

At December 31, 2016, open futures contracts purchased were as follows:

Futures Contracts	Expiration Date	Number of Contracts	Notional Value	Unrealized Depreciation
Mini MSCI EAFE (long)	03/17/2017	490	$41,052,200	$(203,740)

During the period ended December 31, 2016, average notional value related to futures contracts was $37,558,458 or 1.9% of net assets.

See accompanying notes to financial statements.

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Schedule of Investments — (continued)

December 31, 2016

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of December 31, 2016.

Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Assets:
Investments:
Common Stocks
Australia	$144,569,936	$–	$–	$144,569,936
Austria	3,936,479	–	–	3,936,479
Belgium	22,858,858	–	–	22,858,858
Chile	566,079	–	–	566,079
China	217,811	–	–	217,811
Denmark	31,985,055	–	–	31,985,055
Finland	18,203,684	–	–	18,203,684
France	191,972,388	–	–	191,972,388
Germany	179,517,356	–	–	179,517,356
Hong Kong	61,765,751	–	–	61,765,751
Ireland	13,304,755	–	–	13,304,755
Israel	11,926,860	–	–	11,926,860
Italy	35,205,184	–	–	35,205,184
Japan	467,587,135	–	–	467,587,135
Jordan	551,884	–	–	551,884
Luxembourg	6,420,580	–	–	6,420,580
Macau	784,475	–	–	784,475
Mexico	531,902	–	–	531,902
Netherlands	86,952,968	–	–	86,952,968
New Zealand	3,247,151	–	–	3,247,151
Norway	12,915,775	–	–	12,915,775
Portugal	2,938,283	–	–	2,938,283
Singapore	24,133,707	–	–	24,133,707
South Africa	2,512,185	–	–	2,512,185
Spain	59,979,874	–	–	59,979,874
Sweden	55,147,072	–	–	55,147,072
Switzerland	178,019,908	–	–	178,019,908
United Kingdom	305,961,592	–	–	305,961,592
United States	12,129,135	–	–	12,129,135
Rights
Spain	62,988	–	–	62,988
Short-Term Investment	39,019,139	–	–	39,019,139

Total Investments	$1,974,925,949	$–	$–	$1,974,925,949

Liabilities:
Other Financial Instruments:
Futures Contracts (a)	$(203,740)	$–	$–	$(203,740)

Total Other Financial Instruments	$(203,740)	$–	$–	$(203,740)

(a)	Futures Contracts are valued at unrealized appreciation (depreciation).

See accompanying notes to financial statements.

13

State Street Master Funds

State Street International Developed Equity Index Portfolio

Schedule of Investments — (continued)

December 31, 2016

Affiliate Table

	Number of shares held at 4/29/16*	Value at 4/29/16*	Shares purchased	Shares sold	Number of shares heldat 12/31/16	Value at 12/31/16	Dividend income	Realized gain (loss)
State Street Institutional Liquid Reserves Fund, Premier Class	–	$–	265,658,299	265,658,299	–	$–	$56,328	$–
State Street Institutional U.S. Government Money Market Fund, Premier Class	–	–	164,905,604	125,886,465	39,019,139	39,019,139	26,835	–

Total		$–				$39,019,139	$83,163	$–

*	Commencement of operations.

See accompanying notes to financial statements.

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State Street Master Funds

State Street International Developed Equity Index Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets
Investments in unaffiliated issuers, at value (Note 2)	$1,935,906,810
Investments in affiliated issuers, at value (Note 2)	39,019,139

Total investments	1,974,925,949
Foreign currency, at value	3,556,224
Cash at broker	2,058,000
Receivable from broker – variation margin on open futures contracts	876,792
Receivable for investments sold	14,753
Dividends receivable – unaffiliated issuers (Note 2)	1,775,899
Dividends receivable – affiliated issuers (Note 2)	13,199
Receivable for foreign taxes recoverable	1,214,741
Prepaid expenses and other assets	181

Total assets	1,984,435,738

Liabilities
Payable for investments purchased	3,111,630
Advisory fee payable (Note 4)	178,901
Custodian fees payable (Note 4)	54,174
Professional fees payable	24,304
Printing and postage fees payable	2,051

Total liabilities	3,371,060

Net Assets	$1,981,064,678

Cost of Investments:
Investments in unaffiliated issuers	$1,973,351,896
Investments in affiliated issuers	39,019,139

Total cost of investments	$2,012,371,035

Foreign currency, at cost	$3,534,578

See accompanying notes to financial statements.

15

State Street Master Funds

State Street International Developed Equity Index Portfolio

Statement of Operations

For the Period Ended December 31, 2016(a)

Investment Income
Dividend income – unaffiliated issuers (Note 2)	$31,600,591
Dividend income – affiliated issuers (Note 2)	83,163
Foreign taxes withheld	(2,264,605)

Total investment income (loss)	29,419,149

Expenses
Advisory fee (Note 4)	1,187,390
Administration and custody fees	385,419
Trustees’ fees and expenses (Note 5)	21,614
Professional fees	54,187
Printing and postage fees	2,754
Insurance expense	184
Miscellaneous expenses	440

Total expenses	1,651,988

Net expenses	1,651,988

Net Investment Income (Loss)	27,767,161

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions – unaffiliated issuers	(3,973,837)
Foreign currency transactions	(1,213,747)
Futures contracts	1,386,047

Net realized gain (loss)	(3,801,537)

Net change in unrealized appreciation/depreciation on:
Investment transactions – unaffiliated issuers	(37,445,086)
Foreign currency translations	(96,799)
Futures contracts	(203,740)

Net change in unrealized appreciation/depreciation	(37,745,625)

Net realized and unrealized gain (loss)	(41,547,162)

Net Increase (decrease) in Net Assets from Operations	$(13,780,001)

(a)	For the period April 29, 2016 (inception date) through December 31, 2016.

See accompanying notes to financial statements.

16

State Street Master Funds

State Street International Developed Equity Index Portfolio

Statement of Changes in Net Assets

For the Period 4/29/16* – 12/31/16
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$27,767,161
Net realized gain (loss)	(3,801,537)
Net change in unrealized appreciation/depreciation	(37,745,625)

Net increase (decrease) in net assets resulting from operations	(13,780,001)

Capital Transactions:
In-kind subscriptions (Note 1)	31,466,206
Contributions	1,989,271,659
Withdrawals	(25,893,186)

Net increase (decrease) in net assets from capital transactions	1,994,844,679

Net increase (decrease) in net assets during the period	1,981,064,678

Net assets at beginning of period	–

Net assets at end of period	$1,981,064,678

*	Inception date.

See accompanying notes to financial statements.

17

State Street Master Funds

State Street International Developed Equity Index Portfolio

Financial Highlights

The following table includes selected supplemental data and ratios to average net assets:

	For the Period 4/29/16* – 12/31/16
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$1,981,065
Ratios to average net assets:
Total expenses	0.15	%(a)
Net investment income (loss)	2.57	%(a)
Total return(b)	1.00%
Portfolio turnover rate	1	%(c)

*	Commencement of operations.

(a)	Annualized.

(b)	Total return for periods of less than one year are not annualized. Results represent past performance and are not indicative of future results.

(c)	Not annualized.

See accompanying notes to financial statements.

18

State Street Master Funds

State Street International Developed Equity Index Portfolio

Notes to Financial Statements

December 31, 2016

1.	Organization

State Street Master Funds (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (“1940 Act”), is an open-end management investment company. The Trust consists of six (6) investment portfolios (together the “Portfolios”). Financial statements herein relate only to the State Street International Developed Equity Index Portfolio (the “Portfolio”), which commenced operations on April 29, 2016.

The Portfolio was formed on April 29, 2016, with an initial in-kind contribution of securities from the State Street Hedged International Developed Equity Index Fund (the “Fund”), as part of a tax-free in-kind transaction in which the Fund contributed equity securities into the Portfolio, and a cash contribution of $10,010 from SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”). The transaction consisted of 929 securities totaling $1,275,794,840 at market value, and included $31,466,206 in unrealized depreciation.

The Portfolio is classified as a diversified investment company under the 1940 Act.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims that may be made against the Trust that have not yet occurred.

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Security Valuation

The Portfolio’s investments are valued at fair value each day that the Portfolio’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Portfolio’s listing exchange is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of the Portfolio are valued pursuant to the policy and procedures developed by the Oversight Committee (the “Committee”) and approved by the Board of Trustees of the Trust (the “Board”). The Committee provides oversight of the valuation of investments for the Portfolio. The Board has responsibility for determining the fair value of investments.

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Notes to Financial Statements — (continued)

December 31, 2016

Valuation techniques used to value the Portfolio’s investments by major category are as follows:

•

Equity investments traded on a recognized securities exchange for which market quotations are readily available are valued at the last sale price or official closing price, as applicable, on the primary market or exchange on which they trade. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last published sale price or at fair value.

•

Rights and warrants are valued at the last reported sale price obtained from independent pricing services or brokers on the valuation date. If no price is obtained from pricing services or brokers, valuation will be based upon the intrinsic value, pursuant to the valuation policy and procedures approved by the Board.

•

Investments in registered investment companies (including money market funds) or other unitized pooled investment vehicles that are not traded on an exchange are valued at that day’s published net asset value per share or unit.

•

Exchange-traded futures contracts are valued at the closing settlement price on the primary market on which they are traded most extensively. Exchange-traded futures contracts traded on a recognized exchange for which there were no sales on that day are valued at the last reported sale price obtained from independent pricing services or brokers or at fair value.

•

Forward foreign currency exchange contracts are valued based on that day’s prevailing forward exchange rate for the underlying currencies. The rates are obtained from independent pricing services in accordance with the valuation the policy and procedures approved by the Board.

In the event prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Committee, in accordance with the valuation policy and procedures approved by the Board.

Fair value pricing could result in a difference between the prices used to calculate the Portfolio’s net asset value and the prices used by the Portfolio’s underlying benchmarks. Various inputs are used in determining the value of the Portfolio’s investments.

The Portfolio values its assets and liabilities at fair value using a fair value hierarchy consisting of three broad levels that prioritize the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical asset or liability (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with investing in it.

The three levels of the fair value hierarchy are as follows:

•	Level 1 – Unadjusted quoted prices in active markets for identical asset or liability;

•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets

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Notes to Financial Statements — (continued)

December 31, 2016

that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 – Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.

The value of the Portfolio’s investments according to the fair value hierarchy as of December 31, 2016, is disclosed in the Portfolio’s Schedule of Investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. Transfers between different levels of the fair value hierarchy are recognized at the end of the reporting period.

The Portfolio had no material transfers between levels for the period ended December 31, 2016.

Investment Transactions and Income Recognition

Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses from the sale or disposition of investments are determined using the identified cost method.

Dividend income and capital gain distributions, if any, are recognized daily on the ex-dividend date, net of any foreign taxes withheld at source, if any.

Non-cash dividends received in the form of stock are recorded as dividend income at fair value.

Distributions received by the Portfolio may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains.

All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the partners in the Portfolio on a daily basis based on each partner’s daily ownership percentage.

Expenses

Certain expenses, which are directly identifiable to a specific Portfolio, are applied to that Portfolio within the Trust. Other expenses which cannot be attributed to a specific Portfolio are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Portfolios within the Trust.

Foreign Currency Translation

The accounting records of the Portfolio are maintained in U.S. dollars. Foreign currencies as well as investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars using exchange rates at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

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Notes to Financial Statements — (continued)

December 31, 2016

Foreign Taxes

The Portfolio may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with SSGA FM’s understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Portfolio invests. These foreign taxes, if any, are paid by the Portfolio and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred as of December 31, 2016, if any, are disclosed in the Portfolio’s Statement of Assets and Liabilities.

3.	Derivative Financial Instruments

Futures Contracts

The Portfolio may enter into futures contracts to meet its objectives. A futures contract is a standardized, exchange-traded agreement to buy or sell a financial instrument at a set price on a future date. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to the minimum initial margin requirements of the clearing house. Subsequent payments are made or received by the Portfolio equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. The Portfolio recognizes a realized gain or loss when the contract is closed.

Losses may arise if the value of a futures contract decreases due to unfavorable changes in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk that the movements in the price of the futures contracts do not correlate the movement of the assets underlying such contracts.

For the period ended December 31, 2016, the Portfolio entered into futures contracts for cash equitization, return enhancement and to facilitate daily liquidity.

The following tables summarize the value of the Portfolio’s derivative instruments as of December 31, 2016 and the related location in the accompanying Statement of Assets and Liabilities and Statement of Operations, presented by primary underlying risk exposure:

Liability Derivatives

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Equity Contracts Risk	Commodity Contracts Risk	Total
Futures Contracts(a)	$–	$–	$–	$(203,740)	$–	$(203,740)

(a)	Unrealized appreciation (depreciation) on open futures contracts.

Net Realized Gain (Loss)

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Equity Contracts Risk	Commodity Contracts Risk	Total
Futures Contracts(a)	$–	$–	$–	$1,386,047	$–	$1,386,047

(a)	Net realized gain (loss) on futures contracts.

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Notes to Financial Statements — (continued)

December 31, 2016

Net Change in Unrealized Appreciation (Depreciation)

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Equity Contracts Risk	Commodity Contracts Risk	Total
Futures Contracts(a)	$–	$–	$–	$(203,740)	$–	$(203,740)

(a)	Net change in unrealized appreciation (depreciation) on futures contracts.

4.	Fees and Transactions with Affiliates

Advisory Fee

The Portfolio has entered into an Investment Advisory Agreement with the Adviser. For its advisory services to the Portfolio, the Portfolio pays the Adviser a management fee at an annual rate of 0.11% of its average daily net assets.

Administrator and Sub-Administrator Fees

State Street Bank and Trust Company (“State Street”), a subsidiary of State Street Corporation, serves as sub-administrator for the Portfolio for a fee that is paid by the Adviser. State Street also serves as custodian and transfer agent of the Portfolio for separate fees that are paid by the Portfolio. As consideration for State Street’s services as sub-administrator, transfer agent, custodian and accounting agent for the Portfolio, State Street receives annual fees which is accrued daily and payable monthly at the following rate:

Asset Levels	Annual percentage of average aggregate monthly net assets
First $400 million	0.03%
Next $15 billion	0.02%
Thereafter	0.01%
Minimum annual fee	$150,000

The minimum fee will be calculated by multiplying the minimum per portfolio fee by the number of portfolios within the Trust to arrive at the total minimum fee. The greater of the asset based fee or the minimum fee will be charged to the portfolios.

Other Transactions with Affiliates

The Portfolio may invest in affiliated entities, including securities issued by State Street, affiliated funds, or entities deemed to be affiliates as a result of the Portfolio owning more than five percent of the entity’s voting securities or outstanding shares. Amounts relating to these transactions during the period ended December 31, 2016 are disclosed in the Schedule of Investments.

5.	Trustees’ Fees

The fees and expenses of the Trust’s trustees who are not “interested person” of the Trust, as defined in the 1940 Act (“Independent Trustees”) are paid directly by the Portfolio. The Independent Trustees are

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Notes to Financial Statements — (continued)

December 31, 2016

reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance and industry seminars.

6.	Investment Transactions

Purchases and sales of investments (excluding in-kind transactions, short term investments and derivative contracts) for the period ended December 31, 2016, were as follows:

	U.S. Government Obligations		Other Securities
	Purchases	Sales	Purchases	Sales
State Street International Developed Equity Index Portfolio	$–	$–	$704,693,599	$21,852,645

7.	Income Tax Information

The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains because it is treated as a partnership for federal income tax purposes. All interest, gains and losses of the Portfolio is deemed to have been “passed through” to the Portfolio’s partners in proportion to their holdings in the Portfolio, regardless of whether such items have been distributed by the Portfolio. Each partner is responsible for tax liability based on its distributive share; therefore, no provision has been made for federal income taxes.

The Portfolio files federal and various state and local tax returns as required. No income tax returns are currently under examination. The federal returns are subject to examination by the Internal Revenue Service for a period of three years from date of filing, while the state returns may remain open for an additional year depending upon jurisdiction. SSGA FM has analyzed the Portfolio’s tax positions taken on tax returns for all open years and does not believe there are any uncertain tax positions that would require recognition of a tax liability.

As of December 31, 2016, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
State Street International Developed Equity Index Portfolio	$2,016,709,542	$82,010,121	$123,793,714	$(41,783,593)

8.	Line of Credit

The Portfolio and other affiliated funds (each a “Participant” and, collectively, the “Participants”) participate in a $360 million revolving credit facility provided by a syndication of banks under which the Participant may borrow to fund shareholder redemptions. The agreement expires in October 2017 unless extended or renewed. Prior to October 13, 2016, the Participant could borrow up to $360 million at any time outstanding, subject to asset coverage and other limitations as specified in the agreements.

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Notes to Financial Statements — (continued)

December 31, 2016

The Participants are charged an annual commitment fee which is calculated based on the unused portion of the shared credit line. Commitment fees are allocated among each of the Participants based on relative net assets. Commitment fees are ordinary fund operating expenses. A Participant incurs and pays the interest expense related to its borrowing. Interest is calculated at a rate per annum equal to the sum of 1% plus the greater of the New York Fed Bank Rate and 1-month LIBOR rate. Prior to October 13, 2016, interest was calculated at a rate per annum equal to the sum of the New York Fed Bank Rate plus 1%.

The Portfolio had no outstanding loans during the period ended December 31, 2016.

9.	Risks

Concentration Risk

As a result of the Portfolio’s ability to invest a large percentage of its assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Portfolio’s investments more than if the Portfolio were more broadly diversified.

Foreign and Emerging Markets Risks

Investing in foreign markets involve risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of government regulation, economic, political and social instability in the countries in which the Portfolio invests. Foreign markets may be less liquid than investments in the U.S. and may be subject to the risks of currency fluctuations. To the extent that the Portfolio invests in securities of issuers located in emerging markets, these risks may be even more pronounced.

Market and Credit Risk

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the general economic conditions and fluctuations of the market (market risk). Additionally, the Portfolio may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolio has unsettled or open transactions defaults.

10.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Portfolio through the date on which the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of State Street Institutional Investment Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of State Street International Developed Equity Index Portfolio (one of the portfolios constituting State Street Institutional Investment Trust) (the “Portfolio”) as of December 31, 2016, and the related statement of operations, statement of changes in net assets, and the financial highlights for the period from April 29, 2016 (commencement of operations) to December 31, 2016. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers and others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Street International Developed Equity Index Portfolio (one of the portfolios constituting State Street Institutional Investment Trust) at December 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for the period from April 29, 2016 (commencement of operations) to December 31, 2016, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2017

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Other Information

December 31, 2016 (Unaudited)

EXPENSE EXAMPLE

As a shareholder of a Fund, you incur two types of costs (1) transaction costs, including sales charges (loads), if applicable, on purchase payments, reinvested dividends, or other distributions and (2) ongoing costs, including advisory fees and to the extent applicable, distribution (12b-1) and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from July 1, 2016 to December 31, 2016.

The table below illustrates your Fund’s cost in two ways:

•

Based on actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period”.

•

Based on hypothetical 5% return – This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales load charges (loads). Therefore, the hypothetical 5% return section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		Actual		Hypothetical (assuming a 5% return before expenses)
	Annualized Expense Ratio	Ending Account Value	Expenses Paid During Period(a)	Ending Account Value	Expenses Paid During Period(a)
State Street International Developed Equity Index Portfolio	0.16%	$1,046.60	$0.82	$1,024.30	$0.81

(a)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value of the period, multiplied by 184, then divided by 366.

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Other Information — (continued)

December 31, 2016 (Unaudited)

Proxy Voting Policies and Procedures and Records

The Portfolio has adopted the proxy voting policies of the Adviser. A description of the policies and procedures that the Portfolio have adopted to determine how to vote proxies relating to portfolio securities are contained in the Portfolio’s Statement of Additional Information, which is available (i) without charge, upon request, by calling the Portfolio at 1-877-521-4083, (ii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov, or (iii) at the U.S. Securities and Exchange Commission’s public reference room. Information on the operation of the public reference room may be obtained by calling 1-800-SEC-0330. Information regarding how the Portfolio voted proxies, if any, during the most recent 12-month period ended June 30 is available by August 31 of each year without charge (1) by calling 1-877-521-4083 (toll free), or (2) on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

Quarterly Portfolio Schedule

The Portfolio will file their complete schedules of investments with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. For the second and fourth quarters, the complete schedules of investments are available in the Portfolio’s semi-annual and annual financial statements. The Portfolio’s Form N-Q is available (i) without charge, upon request, by calling the Portfolio at 1-877-521-4083, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, or (iii) at the Securities and Exchange Commission’s public reference room. Information on the operation of the public reference room may be obtained by calling 1-800-SEC-0330.

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Other Information — (continued)

December 31, 2016 (Unaudited)

Trustee Considerations in Approval of

Investment Advisory Agreement

Overview of the Contract Review Process

Under the Investment Company Act of 1940, an investment advisory agreement between a mutual fund and its investment adviser must be approved by the fund’s board of trustees, including by a vote of a majority of those trustees who are not “interested persons” of the fund (the “Independent Trustees”) cast in-person at a meeting called for the purpose of considering such approval.

Consistent with these requirements, the Board of Trustees (the “Board”) of State Street Master Funds (the “Trust”), met in-person on August 18-19, 2015, including in executive sessions attended by the Independent Trustees, to consider a proposal to approve, with respect to State Street International Developed Equity Index Portfolio, a new series of the Trust (the “New Fund”), the investment advisory agreement (the “Advisory Agreement”) with SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”). Prior to voting on the proposal, the Independent Trustees, as well as the Trustees who are “interested persons” of SSGA FM, reviewed information furnished by the Adviser and others reasonably necessary to permit the Board to evaluate the proposal fully. The Independent Trustees were separately represented by co-counsel that is independent of the Adviser in connection with their consideration of approval of the Advisory Agreement. The Independent Trustees considered, among other things, the following:

Information about Fees and Expenses

•	A report prepared by an independent third-party provider of investment company data, which included for the New Fund:

•

Comparisons of the New Fund’s estimated expense ratio (with detail of component expenses) to the expense ratios of a group of comparable mutual funds selected by the independent third-party data provider (the “Expense Group” and/or “Expense Universe”); and

•	Comparisons of the New Fund’s contractual and estimated actual management fees to the contractual and actual management fees of comparable mutual funds.

•

Comparative information regarding fees charged by the Adviser for managing institutional accounts using investment strategies and techniques similar to those used in managing the New Fund, to the extent applicable.

Information about Portfolio Management

•	Descriptions of the investment management services to be provided by the Adviser, including its investment strategies and processes;

•	Information concerning the allocation of brokerage; and

•	Information regarding the procedures and processes to be used to value the assets of the New Fund.

Information about the Adviser

•	Reports detailing the financial results and condition of the Adviser and its affiliates;

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Other Information — (continued)

December 31, 2016 (Unaudited)

•	Descriptions of the qualifications, education and experience of the individual investment professionals who will be responsible for managing the New Fund;

•	Information relating to compliance with and the administration of the Code of Ethics adopted by the Adviser;

•	SSGA FM’s proxy voting policies and procedures;

•

Information concerning the resources devoted by the Adviser to overseeing compliance by the New Fund and its service providers, including the Adviser’s record of compliance with investment policies and restrictions and other operating policies of the other funds in the fund complex (the “Other Funds”);

•	A description of the business continuity and disaster recovery plans of the Adviser; and

•	Information regarding the Adviser’s risk management processes.

Other Relevant Information

•	Information concerning the nature, extent, quality and cost of services to be provided to the New Fund by SSGA FM in its capacity as administrator;

•	The entrepreneurial risk to be undertaken by SSGA FM as sponsor of the New Fund;

•

Information concerning the nature, extent, quality and cost of various non-investment management services to be provided to the New Fund by affiliates of SSGA FM, including the custodian, sub-administrator, fund accountant, transfer agent and securities lending agent of the New Fund, and the role of SSGA FM in managing the New Fund’s relationship with these service providers;

•	Copies of the Advisory Agreement and agreements with other service providers of the New Fund;

•

Draft responses to the letter from Joseph P. Barri, LLC (co-counsel along with the law firm of Sullivan & Worcester LLP (together, “Independent Counsel”), reviewed prior to such date by Independent Counsel, requesting specific information regarding the Other Funds, certain of which was applicable to the New Fund, from each of:

•

SSGA FM, with respect to its operations relating to the Other Funds and its approximate profit margins before taxes from such operations for the Other Funds’ last fiscal year; and the relevant operations of other affiliated service providers to the Other Funds, together with their approximate profit margins from such relevant operations for the Other Funds’ last fiscal year;

•

State Street Bank and Trust Company (“State Street”), the sub-administrator, custodian, transfer agent, and securities lending agent for the Other Funds, with respect to its operations relating to the Other Funds; and

•

State Street Global Markets, LLC, the principal underwriter and distributor of the shares of the Other Funds (the “Distributor”), with respect to its operations relating to the Other Funds, together with the Other Funds’ related distribution plans and arrangements under SEC Rule 12b-1.

In addition to the information identified above, the Board considered information provided by SSGA FM and other service providers of the New Fund throughout the year at meetings of the Board and its

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Other Information — (continued)

December 31, 2016 (Unaudited)

committees. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of SSGA FM relating to the performance of the Other Funds and the investment strategies used in pursuing each Other Fund’s investment objective.

The Independent Trustees were assisted throughout the contract review process by Independent Counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached with respect to the Advisory Agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the New Fund.

Results of the Process

Based on a consideration of the foregoing and such other information as deemed relevant, including the factors and conclusions described below, on August 18-19, 2015 the Board, including a majority of the Independent Trustees, voted to approve the Advisory Agreement with respect to the New Fund.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory Agreement, the Board evaluated the nature, extent and quality of services to be provided to the New Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments to be held by the New Fund, including the education, experience and number of investment professionals and other personnel who will provide portfolio management, investment research, and similar services to the New Fund. The Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing particular markets, industries and specific issuers of securities in these markets and industries. The Board also took into account the compensation paid to recruit and retain investment personnel, and the time and attention to be devoted to the New Fund by senior management.

The Board reviewed the compliance programs of the Adviser and various affiliated service providers. Among other things, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity, the allocation of investment opportunities and the voting of proxies. The Board also considered the role of SSGA FM in monitoring the New Fund’s securities lending activities.

On the basis of the foregoing and other relevant information, the Board concluded that the Adviser can be expected to provide high quality investment management and related services for the New Fund.

Fund Performance

Because the New Fund has not yet commenced operations, the Board noted that they could not draw any conclusions regarding the performance of the New Fund. The Board, however, considered, at this and at prior meetings, the performance of other comparable funds or accounts, if any, managed by the Adviser and the performance of their respective benchmarks and/or peer groups. The Board also noted that it

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Other Information — (continued)

December 31, 2016 (Unaudited)

reviews at its regularly scheduled meetings information about the performance of the Other Funds and is generally satisfied with the performance of these Other Funds.

Management Fees and Expenses

The Board reviewed the contractual management fee rate to be payable by the New Fund and the actual management fee rate to be payable by the New Fund. As part of its review, the Board considered the New Fund’s management fee and total expense ratio (both before and after giving effect to any expense caps), as compared to a group of similarly managed funds selected by an independent third party provider of investment company data. The Board also considered the comparability of the fees to be charged and the services to be provided to the New Fund by the Adviser to the fees charged and services provided to other clients of the Adviser, including institutional accounts, to the extent applicable. Among other information, the Board considered the following expense information in its evaluation of the New Fund:

The Board considered that the New Fund’s contractual management fee was below the median of its Expense Group. The Board also considered that the New Fund’s expected actual management fees and total expenses were each below the medians of their respective Expense Group and Expense Universe.

Profitability

Because the New Fund has not yet commenced operations, the Board noted that they could not draw any conclusions regarding the profitability of the New Fund. The Board, however, reviewed the level of profits realized by the Adviser and its affiliates in providing investment advisory and other services to the Other Funds. The Board considered other direct and indirect benefits received by the Adviser and the affiliated service providers in connection with their relationships with the Other Funds, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Other Funds and other investment advisory clients, together with the ranges of profitability of each of the affiliated service providers with respect to their services to the Other Funds.

The Board concluded that the expected profitability of the Adviser with respect to New Fund, and the expected profitability range of the affiliated service providers with respect to their services to the New Fund, was expected to be reasonable in relation to the services provided.

Economies of Scale

In reviewing expected management fees and anticipated profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the New Fund, on the other hand, can expect to realize benefits from economies of scale as the New Fund’s assets increase. The Board acknowledged the difficulty in accurately measuring the expected benefits resulting from the economies of scale with respect to the management of the New Fund in view of the fact that the New Fund has not yet commenced operations. The Board concluded that, in light of the fact that the New Fund has not yet commenced operations, and the comparatively low expected management fees and expense ratio of the New Fund, it does not appear that the Adviser or its affiliates are expected to realize benefits from economies of scale in managing the assets of the New Fund to such an extent that the proposed advisory fees should be reduced or that breakpoints in such fees should be implemented for the New Fund at this time.

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Other Information — (continued)

December 31, 2016 (Unaudited)

Conclusions

In reaching its decision to approve the Advisory Agreement, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered. Each Trustee may have contributed different weight to the various factors. Based upon the materials reviewed, the representations made and the considerations described above, and as part of its deliberations, the Board, including the Independent Trustees, concluded that the Adviser possesses the capability and resources to perform the duties required of it under the Advisory Agreement.

Further, based upon its review of the Advisory Agreement, the materials provided, and the considerations described above, the Board, including the Independent Trustees, concluded that (1) the terms of the Advisory Agreement are reasonable, fair, and in the best interests of the New Fund and its shareholders, and (2) the rates to be payable under the Advisory Agreement are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality.

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Other Information — (continued)

December 31, 2016 (Unaudited)

Trustees and Officers Information

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
Independent Trustees
Michael F. Holland c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1944	Trustee and Co-Chairman of the Board	Term: Indefinite Elected: 7/99	Chairman, Holland & Company L.L.C. (investment adviser) (1995 – present).	72	Director, the Holland Series Fund, Inc.; Director, The China Fund, Inc.; Director, The Taiwan Fund, Inc.; Director, Reaves Utility Income Fund, Inc.; and Director, Blackstone/GSO Loans (and Real Estate) Funds.
Patrick J. Riley c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1948	Trustee and Co-Chairman of the Board	Term: Indefinite Elected: 1/14	2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); 1998 to Present, Independent Director, State Street Global Advisers Ireland, Ltd. (investment company); 1998 to Present, Independent Director, SSGA Liquidity plc (formerly, SSGA Cash Management Fund plc); January 2009 to Present, Independent Director, SSGA Fixed Income plc; and January 2009 to Present, Independent Director, SSGA Qualified Funds PLC.	78	Board Director and Chairman, SPDR Europe 1PLC Board (2011 – Present); Board Director and Chairman, SPDR Europe II, PLC (2013 – Present).
William L. Boyan(1) c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1937	Trustee and Co-Chairman of the Valuation Committee	Term: Indefinite Elected: 7/99	President and Chief Operations Officer, John Hancock Financial Services (1959 – 1999). Mr. Boyan retired in 1999.	78	Chairman Emeritus, Children’s Hospital, Boston, MA (1984 –2011); Former Trustee of Old Mutual South Africa Master Trust (investments) (1995 – 2008); Former Chairman, Boston Plan For Excellence, Boston Public Schools (1995 – 2010); Member of Advisory Board of Florida Atlantic University Lifelong Learning Society.
William L. Marshall c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1942	Trustee and Co-Chairman of the Audit Committee	Term: Indefinite Elected: 1/14	July 2016 to Present, Chief Executive Officer and Chief Compliance Officer, The Marshall Financial Group, Inc.; 2015 to present, Board member, The Doylestown Health Foundation Board; April 2011 to June 2016, Chairman (until April 2011, Chief Executive Officer and President), Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Financial Planners Association.	78

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Other Information — (continued)

December 31, 2016 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
Independent Trustees (continued)
Richard D. Shirk c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1945	Trustee and Co-Chairman of the Qualified Legal and Compliance Committee	Term: Indefinite Elected: 1/14

March 2001 to April 2002, Chairman (1996 to March

2001, President and Chief

Executive Officer),

Cerulean Companies, Inc. (holding company) (Retired); 1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare); 1998 to December 2008, Chairman, Board Member and December 2008 to Present, Investment Committee Member, Healthcare Georgia Foundation (private foundation); September 2002 to 2012, Lead Director and Board Member, Amerigroup Corp. (managed health care); 1999 to 2013, Board Member and (since 2001) Investment Committee Member, Woodruff Arts Center; and 2003 to 2009, Trustee, Gettysburg College; Board member, AeroCare Holdings (privately held healthcare services company) (February 2003-Present); Board member, Regenesis Biomedical (health care services) (April 2012 – present), Chairman, (January 2014 – present).

				78
Rina K. Spence c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1948	Trustee and Co-Chairman of the Qualified Legal and Compliance Committee and Co-Chairman of the Governance Committee	Term: Indefinite Elected: 7/99	President of SpenceCare International LLC (international healthcare consulting) (1999 – present); Chief Executive Officer, IEmily.com (health internet company) (2000 – 2001); Chief Executive Officer of Consensus Pharmaceutical, Inc. (1998 – 1999); Founder, President and Chief Executive Officer of Spence Center for Women’s Health (1994 – 1998); President and CEO, Emerson Hospital (1984 – 1994); Honorary Consul for Monaco in Boston (2015 – present).	78	Trustee, Eastern Enterprise (utilities) (1988 – 2000); Director, Berkshire Life Insurance Company of America (1993 – 2009).

35

State Street Master Funds

State Street International Developed Equity Index Portfolio

Other Information — (continued)

December 31, 2016 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
Independent Trustees (continued)
Bruce D. Taber c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1943	Trustee and Co-Chairman of the Valuation Committee and Co-Chairman of the Governance Committee	Term: Indefinite Elected: 1/14	1999 to Present, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); Until December 2008, Independent Director, SSGA Cash Management Fund plc; Until December 2008, Independent Director, State Street Global Advisers Ireland, Ltd. (investment companies); and Until August 1994, President, Alonzo B. Reed, Inc., (a Boston architect-engineering firm).	72
Douglas T. Williams c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1940	Trustee and Co-Chairman of the Audit Committee	Term: Indefinite Elected: 7/99	Retired Executive Vice President and member of Executive Committee, Chase Manhattan Bank (1987 – 1999); President, Boston Stock Exchange Depository Trust Company, 1981-1982; Treasurer, Nantucket Educational Trust, (2002 – 2007).	78
Michael A. Jessee c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1946	Trustee	Term: Indefinite Appointed: 7/16	Retired; formerly, President and Chief Executive Officer of the Federal Home Loan Bank of Boston (1989 – 2009); Trustee, Randolph-Macon College (2004 – 2016).	78

Interested Trustee(2)
James E. Ross SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1965	Trustee	Term: Indefinite Appointed: 2/07	Executive Vice President; State Street Global Advisors (2006 – present); Chairman and Director, SSGA Funds Management, Inc. (2012 – present); Principal, State Street Global Advisors (2006 – present); President, SSGA Funds Management, Inc. (2005 – 2012).	265	SSGA SPDR ETFs Europe I plc (Director) (November 2016 – present); SSGA SPDR ETFs Europe II plc (Director) (November 2016 – present).

(1)	Mr. Boyan retired as a Trustee of the Trust effective February 16, 2017.

(2)	Mr. Ross is an Interested Trustee because of his employment by SSGA Funds Management, Inc., an affiliate of the Trust.

†	For the purpose of determining the number of portfolios overseen by the Trustees, “Fund Complex” comprises registered investment companies for which SSGA Funds Management, Inc. serves as investment adviser.

36

State Street Master Funds

State Street International Developed Equity Index Portfolio

Other Information — (continued)

December 31, 2016 (Unaudited)

The following lists the principal officers for the Trust, as well as their mailing addresses and ages, positions with the Trust and length of time served, and present and principal occupations:

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Officers:
Ellen M. Needham SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1967	President	Term: Indefinite Elected: 10/12	President and Director, SSGA Funds Management, Inc. (2001 – present)*; Senior Managing Director, State Street Global Advisors (1992 – present).*
Bruce S. Rosenberg SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1961	Treasurer	Term: Indefinite Elected: 2/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 – present); Director, Credit Suisse (April 2008 – July 2015).
Ann M. Carpenter SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1966	Vice President and Deputy Treasurer	Term: Indefinite Elected: 10/12 Term: Indefinite Elected: 2/16	Chief Operating Officer, SSGA Funds Management, Inc. (2005 – present)*; Managing Director, State Street Global Advisors (2005 – present).*
Chad C. Hallett SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1969	Deputy Treasurer	Term: Indefinite Elected: 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 – present); Vice President, State Street Bank and Trust Company (2001 – November 2014).*
Darlene Anderson-Vasquez SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1968	Deputy Treasurer	Term: Indefinite Elected: 11/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016 – present); Senior Vice President, John Hancock Investments (September 2007 – May 2016).
Sujata Upreti SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1974	Assistant Treasurer	Term: Indefinite Elected: 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (May 2015 – present); Assistant Director, Cambridge Associates, LLC (July 2014 – January 2015); Vice President, Bank of New York Mellon (July 2012 – August 2013); Manager, PricewaterhouseCoopers, LLP (September 2009 – July 2012).
Daniel Foley SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1972	Assistant Treasurer	Term: Indefinite Elected: 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (April 2007 – present).*

37

State Street Master Funds

State Street International Developed Equity Index Portfolio

Other Information — (continued)

December 31, 2016 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Officers: (continued)
Brian Harris SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1973	Chief Compliance Officer and Code of Ethics Compliance Officer	Term: Indefinite Elected: 11/13 Term: Indefinite Elected: 9/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (2013 – present)*; Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (September 2010 to May 2013); Director of Compliance, AARP Financial Inc. (July 2008 to August 2010).
Joshua A. Weinberg SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1978	Chief Legal Officer	Term: Indefinite Elected: 2/15	Vice President and Managing Counsel, State Street Global Advisors (2011 – present); Clerk, SSGA Funds Management, Inc. (2013 – present); Associate, Financial Services Group, Dechert LLP (2005 – 2011).
Jesse D. Hallee State Street Bank and Trust Company 100 Summer Street, 7th Floor Boston, MA 02111 YOB: 1976	Secretary	Term: Indefinite Elected: 9/16	Vice President and Managing Counsel, State Street Bank and Trust Company (2013 – present); Vice President and Counsel, Brown Brothers Harriman & Co. (2007 – 2013).
Khimmara Greer State Street Bank and Trust Company 100 Summer Street, 7th Floor Boston, MA 02111 YOB: 1983	Assistant Secretary	Term: Indefinite Elected: 5/16	Vice President and Counsel, State Street Bank and Trust Company (2015 – present); Regulatory Advisor, JPMorgan (2014 – 2015); Claims Case Manager, Liberty Mutual Insurance (2012 – 2014); Contract Attorney, Various Law Firms (2011 – 2012).

*	Served in various capacities and/or with various affiliated entities during noted time period.

Statement of Additional Information (SAI) includes additional information about Funds’ directors and is available, without charge, upon request and by calling 1-877-521-4083.

38

Trustees

Michael F. Holland

Michael A. Jessee

William L. Marshall

Patrick J. Riley

James E. Ross

Richard D. Shirk

Rina K. Spence

Bruce D. Taber

Douglas T. Williams

Investment Adviser and Administrator

SSGA Funds Management, Inc.

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Custodian, Sub-Administrator and Transfer

Agent of the Portfolio

State Street Bank and Trust Company

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

Legal Counsel

Ropes & Gray LLP

800 Boylston Street

Boston, MA 02119

The information contained in this report is intended for the general information of shareholders of the Portfolio and shareholders of any fund invested in the Portfolio. Interests in the Portfolio are offered solely to eligible investors in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the 1933 Act. This report is not authorized for distribution (i) to prospective investors in any fund invested in the Portfolio unless preceded or accompanied by a current offering document for such fund or (ii) to prospective eligible investors in the Portfolio unless preceded or accompanied by a current offering document of the Portfolio. Eligible investors in the Portfolio may obtain a current Portfolio offering document by calling 1-877-521-4083. Please read the offering document carefully before investing in the Portfolio.

SSIITHIDEAR
IBG-22999

Annual Report

31 December 2016

State Street Institutional Investment Trust

State Street Emerging Markets Equity Index Fund

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-800-997-7327 or visiting www.ssgafunds.com. Please read the prospectus carefully before you invest.

State Street Institutional Investment Trust

State Street Emerging Markets Equity Index Fund

Annual Report

December 31, 2016

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-800-997-7327 or visiting www.ssgafunds.com. Please read the prospectus carefully before you invest.

State Street Institutional Investment Trust

State Street Emerging Markets Equity Index Fund

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

The State Street Emerging Markets Equity Index Fund (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return of an index that tracks the performance of emerging market equity securities. The Fund’s benchmark is the MSCI Emerging Markets Index (the “Index”).

For the 12-month period ended December 31, 2016 (the “Reporting Period”), the total return for the Fund’s Class K shares was 10.81%, and the Index was 11.19% (Net). The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses, which would have a negative impact on returns. Fees and expenses, cash drag, compounding, and the cumulative effect of security weighting differences compared to the Index contributed to the difference between the Fund’s performance and that of the Index.

During the first quarter of 2016, the Fund’s performance was +6.01%. Surging metal prices, appreciation of local currencies (relative to the U.S. Dollar) and strengthening oil prices were primary drivers of Fund performance during the quarter. On a regional basis, Latin America notably improved, with regional heavyweight Brazil as the top performing country represented in the Index, as both the material and financial sectors notably strengthened. The Fund’s performance during the second quarter of 2016 was +0.85%. Once again, strengthening metal and oil prices were key factors. Another key factor affecting Fund performance was the British referendum vote in June in favor of the United Kingdom withdrawing its membership from the European Union (i.e. “Brexit”). The Brexit vote caused risk assets to sharply sell off on Friday, June 24th. However, emerging markets equities proved resilient amid the market stress, quickly rebounding following Friday’s fall as investors focused on the likely implications of easier monetary policy for an extended period. During the third quarter of 2016, the Fund’s performance was +8.90%. Continuing the trend, strong oil and metal prices were key drivers of the positive performance. In addition, favorable GDP numbers coming out of China helped propel that market, as well as the overall emerging Asia region. China’s surge came on the back of 2016 second quarter GDP being reported at +6.7%, outpacing consensus estimates and lending support to the theory that easing by the People’s Bank of China had begun showing positive results. The Fund’s performance during the fourth quarter of 2016 was -4.82%. Weakening local currencies (relative to the U.S. Dollar), mixed performance in metals, and general weakness from the Asian region were chief factors affecting Fund performance during the quarter. Korean equities performed lower due to the deepening political scandal concerning President Park Geun-hye and her sharing of confidential information with Choi Soon-sil, the daughter of a former mentor, which resulted in her impeachment and Prime Minister Hwang Kyo-ahn assuming leadership of the country on December 9th. The Chinese market was pressured over the fourth quarter, falling on liquidity concerns related to the January currency conversion reset date and fears of potential outflows.

The Fund used exchange traded equity futures contracts in order to equitize cash and income receivables, and the Fund also utilized an index equity swap benchmarked to the MSCI India Index (net) to get equity exposure to local securities in India. The Fund’s use of each of the aforementioned derivatives helped the Fund track the Index.

On an individual security level, the top positive contributors to the Fund’s performance were Samsung Electronics Co., Ltd., Taiwan Semiconductor Manufacturing Co., Ltd., and Tencent Holdings Ltd. The top negative contributors to the Fund’s performance were Ping An Insurance (Group) Company of China, Ltd. Class H, Baidu, Inc. Sponsored ADR Class A, and China Life Insurance Co. Ltd. Class H.

1

State Street Institutional Investment Trust

State Street Emerging Markets Equity Index Fund

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) — (continued)

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

2

State Street Institutional Investment Trust

State Street Emerging Markets Equity Index Fund

December 31, 2016

Growth of a $10,000 Investment (a)

Investment Performance (a)

For the Periods Ended December 31, 2016

	Total Return One Year December 31, 2016	Total Return Average Annual Inception to Date* December 31, 2016

State Street Emerging Markets Equity Index Fund Class K	10.81%	10.54%

MSCI Emerging Markets Index(b)	11.19%	11.56%

*	Inception date is December 18, 2015.

(a)

Total returns and performance graph information represent past performance and are not indicative of future results, which may be lower or higher than performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor’s share, when redeemed, may be worth more or less than its original cost. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions, sales, or the redemption of fund shares.

(b)

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging market countries. Index returns are net of dividend withholding taxes.

Line graph is based on cumulative total return.

3

State Street Institutional Investment Trust

State Street Emerging Markets Equity Index Fund

Portfolio Statistics (Unaudited)

Portfolio Composition*	December 31, 2016
Common Stocks	97.0%
Short-Term Investment	1.9
Rights	0.0 **
Other Assets in Excess of Liabilities	1.1
Total	100.0%

Top Five Sectors (excluding short-term investments)*	December 31, 2016
Banks	16.5%
Internet Software & Services	8.1
Oil, Gas & Consumable Fuels	8.2
Technology Hardware, Storage & Peripherals	5.4
Semiconductors & Semiconductor Equipment	4.9
Total	43.1%

*	As a percentage of net assets as of the date indicated. The Fund’s composition will vary over time.

**	Less than 0.05% of net assets.

See accompanying notes to financial statements.

4

State Street Institutional Investment Trust

State Street Emerging Markets Equity Index Fund

Schedule of Investments

December 31, 2016

Security Description	Shares	Value
COMMON STOCKS – 97.0%
Brazil – 7.5%
AES Tiete Energia SA	17,481	$75,194
Ambev SA	435,263	2,193,232
Banco Bradesco SA	76,680	686,532
Banco Bradesco SA Preference Shares	256,290	2,283,593
Banco do Brasil SA	79,898	689,567
Banco Santander Brasil SA	38,100	345,683
BB Seguridade Participacoes SA	65,137	566,374
BM&FBovespa SA	158,515	803,606
BR Malls Participacoes SA(a)	52,600	193,127
Braskem SA Class A, Preference Shares	14,900	156,796
BRF SA	56,023	830,525
CCR SA	79,945	392,025
Centrais Eletricas Brasileiras SA(a)	19,100	133,859
Centrais Eletricas Brasileiras SA Class B, Preference Shares(a)	21,000	167,048
CETIP SA – Mercados Organizados	20,400	279,546
Cia Brasileira de Distribuicao Preference Shares	14,500	243,916
Cia de Saneamento Basico do Estado de Sao Paulo	31,100	275,100
Cia Energetica de Minas Gerais Preference Shares	68,100	161,321
Cia Paranaense de Energia Preference Shares	9,900	83,222
Cia Siderurgica Nacional SA(a)	56,300	187,684
Cielo SA	93,264	799,193
Cosan SA Industria e Comercio	11,600	135,970
CPFL Energia SA	18,386	142,413
Duratex SA(a)	28,078	58,663
EDP – Energias do Brasil SA	28,850	118,779
Embraer SA	60,517	297,500
Engie Brasil Energia SA	15,000	161,305
Equatorial Energia SA	18,500	309,214
Fibria Celulose SA	23,035	225,700
Gerdau SA Preference Shares	84,800	281,390
Hypermarcas SA	31,700	254,500
Itau Unibanco Holding SA Preference Shares	297,941	3,098,689
Itausa – Investimentos Itau SA Preference Shares	356,319	906,480
JBS SA	65,600	229,772
Klabin SA	50,706	276,065
Kroton Educacional SA	128,521	526,373
Localiza Rent a Car SA	14,700	154,556
Lojas Americanas SA	17,000	65,134
Lojas Americanas SA Preference Shares	53,540	279,651
Lojas Renner SA	59,911	426,503
M Dias Branco SA	3,200	113,077
Multiplan Empreendimentos Imobiliarios SA	7,600	138,657
Natura Cosmeticos SA	15,600	110,336
Odontoprev SA	25,600	99,106
Petroleo Brasileiro SA(a)	275,314	1,432,949
Petroleo Brasileiro SA Preference Shares(a)	362,398	1,655,716
Porto Seguro SA	10,900	90,088
Qualicorp SA	19,803	117,125
Raia Drogasil SA	21,600	406,091
Rumo Logistica Operadora Multimodal SA(a)	72,495	136,762
Sul America SA	16,800	92,912
Suzano Papel e Celulose SA Class A, Preference Shares	37,500	163,610
Telefonica Brasil SA Preference Shares	41,655	564,154
Tim Participacoes SA	78,200	188,130
Ultrapar Participacoes SA	33,282	699,958
Vale SA	118,533	935,241
Vale SA Preference Shares	176,929	1,268,788
WEG SA	51,700	246,213

		27,954,713

Chile – 1.2%
AES Gener SA	291,284	104,030
Aguas Andinas SA Class A	235,960	122,855
Banco de Chile	2,245,441	263,170
Banco de Credito e Inversiones	3,432	173,674
Banco Santander Chile	6,005,188	334,067
Cencosud SA	129,946	364,722
Cia Cervecerias Unidas SA	13,337	139,287
Colbun SA	726,392	142,917
Embotelladora Andina SA Class B, Preference Shares	25,379	94,395
Empresa Nacional de Telecomunicaciones SA(a)	13,308	141,207
Empresas CMPC SA	114,169	233,423
Empresas COPEC SA	41,262	395,405
Enel Americas SA	2,637,601	428,728
Enel Chile SA	1,798,790	166,536
Enel Generacion Chile SA	298,866	197,194
Itau CorpBanca	14,637,944	122,780
Latam Airlines Group SA(a)	27,607	232,608
SACI Falabella	56,343	445,799
Sociedad Quimica y Minera de Chile SA Class B, Preference Shares	8,816	251,258

		4,354,055

China – 25.3%
3SBio, Inc.(a)(b)	94,800	92,316
58.com, Inc. ADR(a)	7,700	215,600
AAC Technologies Holdings, Inc.	68,500	622,434
Agricultural Bank of China, Ltd. Class H	2,290,000	939,257
Air China, Ltd. Class H	164,000	104,706
Alibaba Group Holding, Ltd. ADR(a)	103,682	9,104,316
Alibaba Health Information Technology, Ltd.(a)	298,500	150,152
Aluminum Corp. of China, Ltd. Class H(a)	356,000	146,934
Anhui Conch Cement Co., Ltd. Class H	112,500	306,166

See accompanying notes to financial statements.

5

State Street Institutional Investment Trust

State Street Emerging Markets Equity Index Fund

Schedule of Investments — (continued)

December 31, 2016

Security Description	Shares	Value
COMMON STOCKS – (continued)
China – (continued)
ANTA Sports Products, Ltd.	90,000	$268,729
AviChina Industry & Technology Co., Ltd. Class H	192,000	132,240
Baidu, Inc. ADR(a)	25,100	4,126,691
Bank of China, Ltd. Class H	7,324,000	3,249,590
Bank of Communications Co., Ltd. Class H	814,000	588,992
Beijing Capital International Airport Co., Ltd. Class H	136,000	137,523
Beijing Enterprises Holdings, Ltd.	47,000	222,174
Beijing Enterprises Water Group, Ltd.(a)	398,000	264,883
Belle International Holdings, Ltd.	575,000	323,352
Brilliance China Automotive Holdings, Ltd.	276,000	380,191
Byd Co., Ltd. Class H	58,000	305,592
CGN Power Co., Ltd. Class H (b)	966,700	265,579
China Cinda Asset Management Co., Ltd. Class H	796,481	288,671
China CITIC Bank Corp., Ltd. Class H	831,000	528,408
China Coal Energy Co., Ltd. Class H(a)	193,000	91,607
China Communications Construction Co., Ltd. Class H	413,000	475,157
China Communications Services Corp., Ltd. Class H	216,000	137,627
China Conch Venture Holdings, Ltd.	123,500	219,820
China Construction Bank Corp. Class H	7,774,000	5,986,055
China Everbright Bank Co., Ltd. Class H	286,700	130,534
China Everbright International, Ltd.	225,000	255,090
China Everbright, Ltd.	86,000	163,722
China Evergrande Group	375,000	233,615
China Galaxy Securities Co., Ltd. Class H	269,500	242,973
China Huarong Asset Management Co., Ltd.(a)(b)	445,000	160,135
China Huishan Dairy Holdings Co., Ltd.	364,100	141,354
China Jinmao Holdings Group, Ltd.	338,000	91,114
China Life Insurance Co., Ltd. Class H	687,000	1,789,905
China Longyuan Power Group Corp., Ltd. Class H	290,000	226,669
China Medical System Holdings, Ltd.	114,000	180,561
China Mengniu Dairy Co., Ltd.	256,000	493,301
China Merchants Bank Co., Ltd. Class H	359,000	841,802
China Merchants Port Holdings Co., Ltd.	117,146	290,706
China Minsheng Banking Corp., Ltd. Class H	548,000	585,945
China Mobile, Ltd.	567,500	6,016,716
China National Building Material Co., Ltd. Class H	260,000	126,426
China Oilfield Services, Ltd. Class H	164,000	152,299
China Overseas Land & Investment, Ltd.	356,000	943,591
China Pacific Insurance Group Co., Ltd. Class H	242,400	845,710
China Petroleum & Chemical Corp. Class H	2,358,000	1,672,739
China Power International Development, Ltd.	299,000	108,368
China Railway Construction Corp., Ltd. Class H	180,500	232,343
China Railway Group, Ltd. Class H	364,000	299,532
China Resources Beer Holdings Co., Ltd.(a)	149,333	296,619
China Resources Gas Group, Ltd.	82,000	230,564
China Resources Land, Ltd.	256,000	575,849
China Resources Power Holdings Co., Ltd.	176,000	279,670
China Shenhua Energy Co., Ltd. Class H	315,500	594,120
China Southern Airlines Co., Ltd. Class H	178,000	92,522
China State Construction International Holdings, Ltd.	168,000	251,356
China Taiping Insurance Holdings Co., Ltd.(a)	147,400	304,186
China Telecom Corp., Ltd. Class H	1,278,000	590,114
China Unicom Hong Kong, Ltd.	552,000	642,908
China Vanke Co., Ltd. Class H	120,000	273,953
Chongqing Changan Automobile Co., Ltd. Class B	77,300	110,569
Chongqing Rural Commercial Bank Co., Ltd. Class H	227,000	133,217
CITIC Securities Co., Ltd. Class H	204,000	414,675
CITIC, Ltd.	406,000	581,261
CNOOC, Ltd.	1,648,000	2,061,820
COSCO SHIPPING Ports, Ltd.	151,272	151,991
Country Garden Holdings Co., Ltd.	513,000	287,163
CRRC Corp., Ltd. Class H	377,000	338,433
CSPC Pharmaceutical Group, Ltd.	396,000	422,909
Ctrip.com International, Ltd. ADR(a)	34,467	1,378,680
Dongfeng Motor Group Co., Ltd. Class H	248,000	242,142
ENN Energy Holdings, Ltd.	72,000	296,241
Far East Horizon, Ltd.	183,000	156,962

See accompanying notes to financial statements.

6

State Street Institutional Investment Trust

State Street Emerging Markets Equity Index Fund

Schedule of Investments — (continued)

December 31, 2016

Security Description	Shares	Value
COMMON STOCKS – (continued)
China – (continued)
Fosun International, Ltd.	235,000	$332,807
Fuyao Glass Industry Group Co., Ltd. Class H (b)	42,056	130,456
Geely Automobile Holdings, Ltd.	495,000	473,092
GF Securities Co., Ltd. Class H	123,800	258,357
GOME Electrical Appliances Holding, Ltd.	1,146,000	138,942
Great Wall Motor Co., Ltd. Class H	283,500	264,736
Guangdong Investment, Ltd.	256,000	338,113
Guangzhou Automobile Group Co., Ltd. Class H	192,000	232,288
Guangzhou R&F Properties Co., Ltd. Class H	89,600	108,401
Haitian International Holdings, Ltd.	58,000	113,858
Haitong Securities Co., Ltd. Class H	286,000	490,614
Hengan International Group Co., Ltd.	68,000	499,487
HengTen Networks Group, Ltd.(a)	1,955,500	98,366
Huaneng Power International, Inc. Class H	386,000	255,901
Huaneng Renewables Corp., Ltd. Class H	370,000	120,261
Huatai Securities Co., Ltd. Class H (b)	133,000	253,884
Industrial & Commercial Bank of China, Ltd. Class H	6,798,000	4,077,143
JD.com, Inc. ADR(a)	61,767	1,571,352
Jiangsu Expressway Co., Ltd. Class H	110,000	139,040
Jiangxi Copper Co., Ltd. Class H	119,000	166,072
Kingsoft Corp., Ltd.	73,000	149,707
Kunlun Energy Co., Ltd.	294,000	219,936
Lenovo Group, Ltd.	680,000	412,220
Longfor Properties Co., Ltd.	134,500	170,702
NetEase, Inc. ADR	7,273	1,566,168
New China Life Insurance Co., Ltd. Class H	70,800	325,091
New Oriental Education & Technology Group, Inc. ADR(a)	12,300	517,830
People’s Insurance Co. Group of China, Ltd. Class H	637,000	251,410
PetroChina Co., Ltd. Class H	1,952,000	1,455,223
PICC Property & Casualty Co., Ltd. Class H	424,000	660,624
Ping An Insurance Group Co. of China, Ltd. Class H	481,000	2,407,125
Qunar Cayman Islands, Ltd. ADR(a)	3,200	96,416
Semiconductor Manufacturing International Corp.(a)	250,800	394,000
Shandong Weigao Group Medical Polymer Co., Ltd. Class H	176,000	117,588
Shanghai Electric Group Co., Ltd. Class H(a)	268,000	119,946
Shanghai Fosun Pharmaceutical Group Co., Ltd. Class H	38,000	116,404
Shanghai Industrial Holdings, Ltd.	46,000	124,595
Shanghai Lujiazui Finance & Trade Zone Development Co., Ltd. Class B	85,160	124,674
Shanghai Pharmaceuticals Holding Co., Ltd. Class H	62,200	142,641
Shenzhou International Group Holdings, Ltd.	51,000	322,650
SINA Corp.(a)	5,400	328,266
Sino-Ocean Group Holding, Ltd.	280,500	125,541
Sinopec Engineering Group Co., Ltd. Class H	111,700	93,214
Sinopec Shanghai Petrochemical Co., Ltd. Class H	316,000	171,182
Sinopharm Group Co., Ltd. Class H	111,200	458,245
Sinotrans, Ltd. Class H	184,000	82,114
SOHO China, Ltd.	208,500	102,729
Sunac China Holdings, Ltd.	176,700	147,000
Sunny Optical Technology Group Co., Ltd.	67,100	293,822
TAL Education Group ADR(a)	3,900	273,585
Tencent Holdings, Ltd.	524,300	12,828,297
Tingyi Cayman Islands Holding Corp.	180,000	218,930
TravelSky Technology, Ltd. Class H	86,000	180,804
Tsingtao Brewery Co., Ltd. Class H	32,000	120,931
Vipshop Holdings, Ltd. ADR(a)	37,588	413,844
Want Want China Holdings, Ltd.	520,000	333,335
Weibo Corp. ADR(a)	3,100	125,860
Weichai Power Co., Ltd. Class H	93,000	143,222
Yanzhou Coal Mining Co., Ltd. Class H	174,000	118,721
Yum China Holdings, Inc.(a)	37,700	984,724
YY, Inc. ADR(a)	2,600	102,492
Zhejiang Expressway Co., Ltd. Class H	130,000	124,079
Zhuzhou CRRC Times Electric Co., Ltd.	50,000	253,768
Zijin Mining Group Co., Ltd. Class H	532,000	171,543
ZTE Corp. Class H	73,600	127,965

		94,690,169

Colombia – 0.4%
Bancolombia SA Preference Shares	41,016	371,357
Cementos Argos SA	41,568	164,223

See accompanying notes to financial statements.

7

State Street Institutional Investment Trust

State Street Emerging Markets Equity Index Fund

Schedule of Investments — (continued)

December 31, 2016

Security Description	Shares	Value
COMMON STOCKS – (continued)
Colombia – (continued)
Corp. Financiera Colombiana SA	7,857	$97,048
Ecopetrol SA(a)	451,863	207,719
Grupo Argos SA	26,778	171,979
Grupo Aval Acciones y Valores SA Preference Shares	325,832	131,874
Grupo de Inversiones Suramericana SA	21,363	271,841
Grupo de Inversiones Suramericana SA Preference Shares	9,115	112,343
Interconexion Electrica SA ESP	34,983	116,299

		1,644,683

Czech Republic – 0.2%
CEZ A/S	14,730	247,245
Komercni banka A/S	6,933	239,508
Moneta Money Bank A/S(a)(b)	35,831	115,810
O2 Czech Republic A/S	6,222	63,099

		665,662

Egypt – 0.1%
Commercial International Bank Egypt SAE	69,397	279,617
Global Telecom Holding SAE(a)	258,206	101,118
Talaat Moustafa Group	49,329	24,705

		405,440

Greece – 0.4%
Alpha Bank AE(a)	126,329	253,166
Eurobank Ergasias SA(a)	179,074	121,827
FF Group(a)	3,021	61,274
Hellenic Telecommunications Organization SA	22,463	211,577
JUMBO SA	9,208	146,265
National Bank of Greece SA(a)	524,073	137,086
OPAP SA	20,149	178,518
Piraeus Bank SA(a)	633,039	139,549
Titan Cement Co. SA	4,442	104,480

		1,353,742

Hong Kong – 0.5%
Alibaba Pictures Group, Ltd.(a)	1,035,900	168,349
China Gas Holdings, Ltd.	158,000	214,385
Fullshare Holdings, Ltd.	621,100	289,996
GCL-Poly Energy Holdings, Ltd.(a)	1,201,000	144,061
Haier Electronics Group Co., Ltd.	116,000	182,532
Nine Dragons Paper Holdings, Ltd.	147,000	133,289
Shimao Property Holdings, Ltd.	112,500	147,134
Sino Biopharmaceutical, Ltd.	404,000	284,509
Sun Art Retail Group, Ltd.	215,000	188,569

		1,752,824

Hungary – 0.3%
MOL Hungarian Oil & Gas PLC	3,356	236,487
OTP Bank PLC	22,121	634,548
Richter Gedeon Nyrt	12,758	270,555

		1,141,590

India – 8.1%
ACC, Ltd.	4,283	83,931
Adani Ports & Special Economic Zone, Ltd.	76,720	302,324
Ambuja Cements, Ltd.	56,616	171,842
Apollo Hospitals Enterprise, Ltd.	6,873	119,779
Ashok Leyland, Ltd.	99,357	117,114
Asian Paints, Ltd.	26,187	343,591
Aurobindo Pharma, Ltd.	24,461	240,754
Axis Bank, Ltd.	155,344	1,030,667
Bajaj Auto, Ltd.	7,773	301,666
Bajaj Finance, Ltd.	15,683	194,934
Bajaj Finserv, Ltd.	3,378	143,342
Bharat Forge, Ltd.	10,392	139,030
Bharat Heavy Electricals, Ltd.	55,416	98,756
Bharat Petroleum Corp., Ltd.	47,922	447,623
Bharti Airtel, Ltd.	94,568	425,883
Bharti Infratel, Ltd.	52,473	266,347
Bosch, Ltd.	730	228,024
Cadila Healthcare, Ltd.	19,347	101,225
Cairn India, Ltd.	42,320	151,054
Cipla, Ltd.	32,757	273,659
Coal India, Ltd.	64,403	285,150
Container Corp. Of India, Ltd.	2,893	47,280
Dabur India, Ltd.	51,225	208,500
Divi’s Laboratories, Ltd.	7,375	84,931
Dr Reddy’s Laboratories, Ltd.	8,764	394,619
Dr Reddy’s Laboratories, Ltd. ADR	1,788	80,961
Eicher Motors, Ltd.	1,263	405,213
GAIL India, Ltd.	19,695	126,681
GAIL India, Ltd. GDR	1,438	55,003
Glenmark Pharmaceuticals, Ltd.	12,387	162,416
Godrej Consumer Products, Ltd.	11,331	252,765
Havells India, Ltd.	22,551	113,370
HCL Technologies, Ltd.	52,695	640,694
Hero MotoCorp, Ltd.	4,822	215,445
Hindalco Industries, Ltd.	105,784	241,275
Hindustan Petroleum Corp., Ltd.	39,069	254,809
Hindustan Unilever, Ltd.	60,959	741,666
Housing Development Finance Corp., Ltd.	139,161	2,586,381
ICICI Bank, Ltd.	75,817	284,914
ICICI Bank, Ltd. ADR	12,741	95,430
Idea Cellular, Ltd.	112,238	122,375
IDFC Bank, Ltd.	119,713	106,361
Indiabulls Housing Finance, Ltd.	27,337	261,407
Infosys, Ltd.	159,049	2,369,214
Infosys, Ltd. ADR	11,030	163,575
ITC, Ltd.	314,756	1,116,741
JSW Steel, Ltd.	7,554	180,374
Larsen & Toubro, Ltd.	23,130	459,686
Larsen & Toubro, Ltd. GDR	6,479	128,932
LIC Housing Finance, Ltd.	28,342	232,599
Lupin, Ltd.	20,910	457,050
Mahindra & Mahindra Financial Services, Ltd.	24,326	96,720
Mahindra & Mahindra, Ltd.	26,382	458,527
Mahindra & Mahindra, Ltd. GDR	7,826	137,738

See accompanying notes to financial statements.

8

State Street Institutional Investment Trust

State Street Emerging Markets Equity Index Fund

Schedule of Investments — (continued)

December 31, 2016

Security Description	Shares	Value
COMMON STOCKS – (continued)
India – (continued)
Marico, Ltd.	44,298	$170,384
Maruti Suzuki India, Ltd.	9,926	777,364
Motherson Sumi Systems, Ltd.	39,185	187,755
Nestle India, Ltd.	2,245	198,469
NTPC, Ltd.	151,559	368,346
Oil & Natural Gas Corp., Ltd.	118,940	334,371
Piramal Enterprises, Ltd.	7,469	178,279
Power Finance Corp., Ltd.	59,484	106,663
Reliance Industries, Ltd.	109,061	1,736,588
Reliance Industries, Ltd. GDR(b)	5,573	175,828
Shree Cement, Ltd.	747	161,793
Shriram Transport Finance Co., Ltd.	14,367	180,355
Siemens, Ltd.	6,217	101,769
State Bank of India	112,208	413,816
State Bank of India GDR	3,420	125,685
Sun Pharmaceutical Industries, Ltd.	89,521	829,392
Tata Consultancy Services, Ltd.	43,858	1,529,279
Tata Motors, Ltd.(c)	34,155	150,167
Tata Motors, Ltd.(c)	134,850	933,638
Tata Motors, Ltd. ADR	2,430	83,568
Tata Power Co., Ltd.	103,538	115,483
Tata Steel, Ltd.	18,685	107,645
Tata Steel, Ltd. GDR	10,534	59,306
Tech Mahindra, Ltd.	20,798	149,711
Titan Co., Ltd.	27,739	133,239
UltraTech Cement, Ltd.	8,318	398,313
United Spirits, Ltd.(a)	6,295	180,308
UPL, Ltd.	32,448	309,253
Vedanta, Ltd.	85,019	270,953
Vedanta, Ltd. ADR	3,228	40,092
Wipro, Ltd.	39,815	279,121
Wipro, Ltd. ADR	12,048	116,625
Yes Bank, Ltd.	29,433	500,886
Zee Entertainment Enterprises, Ltd.	52,498	350,399

		30,505,190

Indonesia – 2.5%
Adaro Energy Tbk PT	1,370,000	172,362
AKR Corporindo Tbk PT	174,500	77,714
Astra International Tbk PT	1,873,600	1,150,792
Bank Central Asia Tbk PT	1,140,500	1,312,136
Bank Danamon Indonesia Tbk PT	325,500	89,635
Bank Mandiri Persero Tbk PT	858,900	737,930
Bank Negara Indonesia Persero Tbk PT	680,100	278,905
Bank Rakyat Indonesia Persero Tbk PT	1,016,000	880,445
Bumi Serpong Damai Tbk PT	694,500	90,469
Charoen Pokphand Indonesia Tbk PT	677,500	155,389
Gudang Garam Tbk PT	44,000	208,692
Hanjaya Mandala Sampoerna Tbk PT	850,000	241,640
Indocement Tunggal Prakarsa Tbk PT	135,500	154,886
Indofood CBP Sukses Makmur Tbk PT	219,000	139,390
Indofood Sukses Makmur Tbk PT	401,500	236,176
Jasa Marga Persero Tbk PT	196,389	62,973
Kalbe Farma Tbk PT	1,932,000	217,256
Lippo Karawaci Tbk PT	1,752,500	93,657
Matahari Department Store Tbk PT	234,800	263,600
Media Nusantara Citra Tbk PT	416,000	54,190
Pakuwon Jati Tbk PT	2,097,500	87,963
Perusahaan Gas Negara Persero Tbk	1,003,500	201,110
Semen Indonesia Persero Tbk PT	272,500	185,577
Summarecon Agung Tbk PT	911,500	89,645
Surya Citra Media Tbk PT	558,000	115,970
Telekomunikasi Indonesia Persero Tbk PT	4,661,500	1,377,084
Tower Bersama Infrastructure Tbk PT	224,500	82,985
Unilever Indonesia Tbk PT	143,600	413,560
United Tractors Tbk PT	154,500	243,691
Waskita Karya Persero Tbk PT	428,500	81,104
XL Axiata Tbk PT(a)	351,500	60,268

		9,557,194

Malaysia – 2.4%
AirAsia Bhd	113,000	57,684
Alliance Financial Group Bhd	98,800	81,930
AMMB Holdings Bhd	166,300	159,776
Astro Malaysia Holdings Bhd	146,400	84,851
Axiata Group Bhd	242,610	255,265
Berjaya Sports Toto Bhd	68,400	45,132
British American Tobacco Malaysia Bhd	12,900	128,252
CIMB Group Holdings Bhd	276,597	278,077
Dialog Group Bhd	292,500	100,412
DiGi.Com Bhd	317,100	341,416
Felda Global Ventures Holdings Bhd	125,800	43,466
Gamuda Bhd	154,800	164,945
Genting Bhd	212,600	379,135
Genting Malaysia Bhd	270,000	275,658
Genting Plantations Bhd	23,600	56,817
HAP Seng Consolidated Bhd	56,000	110,602
Hartalega Holdings Bhd	59,200	63,740
Hong Leong Bank Bhd	59,700	179,659
Hong Leong Financial Group Bhd	23,900	75,760
IHH Healthcare Bhd	304,500	431,024
IJM Corp. Bhd	262,100	186,964
IOI Corp. Bhd	206,800	202,836
IOI Properties Group Bhd	139,700	65,397
Kuala Lumpur Kepong Bhd	39,100	209,184
Lafarge Malaysia Bhd	33,800	54,173
Malayan Banking Bhd	326,383	596,598
Malaysia Airports Holdings Bhd	72,400	97,803
Maxis Bhd	171,300	228,349
MISC Bhd	102,500	167,939
Petronas Chemicals Group Bhd	217,700	338,731

See accompanying notes to financial statements.

9

State Street Institutional Investment Trust

State Street Emerging Markets Equity Index Fund

Schedule of Investments — (continued)

December 31, 2016

Security Description	Shares	Value
COMMON STOCKS – (continued)
Malaysia – (continued)
Petronas Dagangan Bhd	18,600	$98,680
Petronas Gas Bhd	62,800	298,181
PPB Group Bhd	43,600	154,145
Public Bank Bhd	251,500	1,105,568
RHB Capital Bhd	68,410	71,826
SapuraKencana Petroleum Bhd(a)	365,700	132,063
Sime Darby Bhd	216,269	390,499
Telekom Malaysia Bhd	103,800	137,675
Tenaga Nasional Bhd	313,600	971,699
UMW Holdings Bhd	40,800	41,564
Westports Holdings Bhd	92,300	88,473
YTL Corp. Bhd	398,400	137,655
YTL Power International Bhd	182,800	60,716

		9,150,319

Mexico – 3.4%
Alfa SAB de CV Class A	254,940	317,538
America Movil SAB de CV Series L	3,065,621	1,937,450
Arca Continental SAB de CV	38,200	199,961
Cemex SAB de CV Series CPO(a)	1,304,482	1,049,842
Coca-Cola Femsa SAB de CV Series L	45,100	287,656
El Puerto de Liverpool SAB de CV Series C1	17,300	125,584
Fibra Uno Administracion SA de CV REIT	240,358	369,611
Fomento Economico Mexicano SAB de CV	169,980	1,301,902
Gentera SAB de CV	88,700	143,546
Gruma SAB de CV Class B	19,700	251,874
Grupo Aeroportuario del Pacifico SAB de CV Class B	33,100	273,778
Grupo Aeroportuario del Sureste SAB de CV Class B	18,900	273,764
Grupo Bimbo SAB de CV Series A	148,915	338,865
Grupo Carso SAB de CV Series A1	52,000	210,433
Grupo Financiero Banorte SAB de CV Series O	231,003	1,144,839
Grupo Financiero Inbursa SAB de CV Series O	211,626	322,758
Grupo Financiero Santander Mexico SAB de CV Class B	166,291	240,620
Grupo Lala SAB de CV	55,800	81,662
Grupo Mexico SAB de CV Series B	350,636	958,052
Grupo Televisa SAB Series CPO	226,429	950,273
Industrias Penoles SAB de CV	12,675	236,433
Infraestructura Energetica Nova SAB de CV	51,600	226,172
Kimberly-Clark de Mexico SAB de CV Class A	138,889	251,667
Mexichem SAB de CV	98,810	225,568
OHL Mexico SAB de CV	65,100	64,432
Promotora y Operadora de Infraestructura SAB de CV	24,200	203,218
Wal-Mart de Mexico SAB de CV	488,094	878,979

		12,866,477

Netherlands – 0.4%
Steinhoff International Holdings NV	276,409	1,440,763

Peru – 0.4%
Cia de Minas Buenaventura SAA ADR	17,400	196,272
Credicorp, Ltd.	6,200	978,732
Southern Copper Corp.	7,767	248,078

		1,423,082

Philippines – 1.2%
Aboitiz Equity Ventures, Inc.	187,950	267,676
Aboitiz Power Corp.	132,800	111,396
Alliance Global Group, Inc.	185,300	47,637
Ayala Corp.	22,440	329,745
Ayala Land, Inc.	685,400	441,193
Bank of the Philippine Islands	65,600	117,179
BDO Unibank, Inc.	148,820	335,584
DMCI Holdings, Inc.	374,330	99,846
Energy Development Corp.	910,900	94,365
Globe Telecom, Inc.	2,995	90,912
GT Capital Holdings, Inc.	7,170	183,171
International Container Terminal Services, Inc.	44,590	64,536
JG Summit Holdings, Inc.	270,840	368,566
Jollibee Foods Corp.	39,240	153,132
Megaworld Corp.	1,060,000	76,122
Metro Pacific Investments Corp.	1,206,000	161,568
Metropolitan Bank & Trust Co.	59,490	86,879
PLDT, Inc.	8,805	241,767
Robinsons Land Corp.	158,300	82,792
Security Bank Corp.	10,160	38,831
SM Investments Corp.	21,900	288,549
SM Prime Holdings, Inc.	781,500	445,673
Universal Robina Corp.	79,160	260,350

		4,387,469

Poland – 1.1%
Alior Bank SA(a)	8,745	113,526
Bank Handlowy w Warszawie SA	2,948	53,949
Bank Millennium SA(a)	54,732	68,050
Bank Pekao SA	14,693	442,800
Bank Zachodni WBK SA	3,134	237,248
CCC SA	2,835	138,242
Cyfrowy Polsat SA(a)	18,302	107,857
Eurocash SA	6,893	64,962
Grupa Azoty SA	4,028	60,474
Grupa Lotos SA(a)	8,341	76,430
Jastrzebska Spolka Weglowa SA(a)	4,560	73,081
KGHM Polska Miedz SA	12,827	284,177
LPP SA	119	161,742
mBank SA(a)	1,334	107,137
Orange Polska SA	63,322	83,584

See accompanying notes to financial statements.

10

State Street Institutional Investment Trust

State Street Emerging Markets Equity Index Fund

Schedule of Investments — (continued)

December 31, 2016

Security Description	Shares	Value
COMMON STOCKS – (continued)
Poland – (continued)
PGE Polska Grupa Energetyczna SA	76,902	$192,518
Polski Koncern Naftowy Orlen SA	29,838	609,727
Polskie Gornictwo Naftowe i Gazownictwo SA	161,720	218,116
Powszechna Kasa Oszczednosci Bank Polski SA(a)	81,424	548,900
Powszechny Zaklad Ubezpieczen SA	50,878	404,776
Synthos SA	53,096	58,002
Tauron Polska Energia SA(a)	88,588	60,483

		4,165,781

Qatar – 0.8%
Barwa Real Estate Co.	9,242	84,390
Commercial Bank QSC	14,442	128,897
Doha Bank QSC	11,424	109,490
Ezdan Holding Group QSC	72,153	299,399
Industries Qatar QSC	13,707	442,295
Masraf Al Rayan QSC	33,387	344,744
Ooredoo QSC	7,361	205,786
Qatar Electricity & Water Co. QSC	2,481	154,662
Qatar Gas Transport Co., Ltd.	25,044	158,803
Qatar Insurance Co. SAQ	10,925	254,419
Qatar Islamic Bank SAQ	5,330	152,081
Qatar National Bank SAQ	19,306	863,664

		3,198,630

Romania – 0.1%
New Europe Property Investments PLC	21,578	250,889

Russia – 4.4%
Alrosa PJSC	241,716	383,895
Gazprom PAO	1,091,868	2,762,056
Inter RAO UES PJSC	2,780,000	174,125
Lukoil PJSC	39,265	2,213,023
Magnit PJSC(a)	7,131	1,281,258
MMC Norilsk Nickel PJSC(a)	5,098	845,578
Mobile TeleSystems PJSC ADR	46,770	426,075
Moscow Exchange MICEX-RTS PJSC(a)	125,082	256,234
Novatek OAO	87,050	1,123,709
PhosAgro PJSC GDR	9,018	137,524
Rosneft PJSC	108,440	715,280
Rostelecom PJSC	84,040	115,644
Rushhydro PJSC	10,994,000	166,229
Sberbank of Russia PJSC(a)	995,794	2,823,907
Severstal PAO	19,200	294,808
Sistema JSFC	262,100	99,484
Sistema PJSC FC GDR	16,136	145,224
Surgutneftegas OAO	648,700	329,006
Surgutneftegas OJSC Preference Shares	628,100	329,465
Tatneft PAO	130,430	912,783
Transneft PJSC Preference Shares	141	457,229
VTB Bank PJSC	482,870,000	578,478

		16,571,014

South Africa – 6.4%
Anglo American Platinum, Ltd.(a)	4,867	94,105
AngloGold Ashanti, Ltd.(a)	37,646	420,038
Aspen Pharmacare Holdings, Ltd.	33,613	697,037
Barclays Africa Group, Ltd.	39,864	491,748
Bid Corp., Ltd.	30,729	550,875
Bidvest Group, Ltd.	29,051	385,045
Brait SE(a)	30,816	197,313
Capitec Bank Holdings, Ltd.	3,652	185,604
Coronation Fund Managers, Ltd.	20,517	105,758
Discovery, Ltd.	32,479	271,945
Exxaro Resources, Ltd.	13,896	90,946
FirstRand, Ltd.	311,597	1,211,526
Fortress Income Fund, Ltd.	68,639	162,274
Fortress Income Fund, Ltd. Class A	91,302	110,631
Foschini Group, Ltd.	19,401	225,761
Gold Fields, Ltd.	75,693	241,277
Growthpoint Properties, Ltd. REIT	194,020	367,326
Hyprop Investments, Ltd.	22,361	191,822
Impala Platinum Holdings, Ltd.(a)	57,534	179,817
Imperial Holdings, Ltd.	14,116	188,323
Investec, Ltd.	22,347	148,299
Liberty Holdings, Ltd.	10,330	83,849
Life Healthcare Group Holdings, Ltd.	90,759	216,361
Massmart Holdings, Ltd.	10,646	98,216
MMI Holdings, Ltd.	96,450	166,381
Mondi, Ltd.	10,862	222,395
Mr. Price Group, Ltd.	21,926	255,817
MTN Group, Ltd.	153,570	1,416,887
Naspers, Ltd. Class N	40,467	5,960,086
Nedbank Group, Ltd.	18,090	315,011
Netcare, Ltd.	87,391	203,476
Pick n Pay Stores, Ltd.	34,091	158,850
Pioneer Foods Group, Ltd.	11,527	129,785
PSG Group, Ltd.	8,789	140,476
Rand Merchant Investment Holdings, Ltd.	61,674	179,497
Redefine Properties, Ltd. REIT	428,932	350,987
Remgro, Ltd.	48,697	794,286
Resilient REIT, Ltd.	26,437	221,181
RMB Holdings, Ltd.	64,497	313,170
Sanlam, Ltd.	130,891	602,051
Sappi, Ltd.(a)	49,555	325,958
Sasol, Ltd.	51,211	1,493,826
Shoprite Holdings, Ltd.	39,974	501,202
Sibanye Gold, Ltd.	67,061	124,510
SPAR Group, Ltd.	18,251	265,030
Standard Bank Group, Ltd.	119,758	1,328,942
Telkom SA SOC, Ltd.	23,774	128,632
Tiger Brands, Ltd.	14,813	430,936
Truworths International, Ltd.	41,521	241,900
Tsogo Sun Holdings, Ltd.	33,135	66,876
Vodacom Group, Ltd.	33,726	375,857
Woolworths Holdings, Ltd.	90,847	471,806

		24,101,707

See accompanying notes to financial statements.

11

State Street Institutional Investment Trust

State Street Emerging Markets Equity Index Fund

Schedule of Investments — (continued)

December 31, 2016

Security Description	Shares	Value
COMMON STOCKS – (continued)
South Korea – 14.0%
Amorepacific Corp.	2,940	$782,588
Amorepacific Corp. Preference Shares	830	141,220
AMOREPACIFIC Group	2,533	278,928
BGF retail Co., Ltd.	1,780	120,553
BNK Financial Group, Inc.	23,530	169,101
Celltrion, Inc.(a)	7,298	648,953
Cheil Worldwide, Inc.	6,230	81,241
CJ CheilJedang Corp.	721	213,411
CJ Corp.	1,331	206,075
CJ E&M Corp.	1,843	108,187
CJ Korea Express Corp.(a)	655	97,073
Coway Co., Ltd.	4,887	357,279
Daelim Industrial Co., Ltd.	2,566	185,046
Daewoo Engineering & Construction Co., Ltd.(a)	11,250	47,317
DGB Financial Group, Inc.	16,060	129,911
Dongbu Insurance Co., Ltd.	4,512	233,482
Dongsuh Cos., Inc.	3,452	78,740
Doosan Heavy Industries & Construction Co., Ltd.	4,311	97,085
E-MART, Inc.	1,778	269,394
GS Engineering & Construction Corp.(a)	4,736	103,911
GS Holdings Corp.	4,691	210,120
GS Retail Co., Ltd.	2,570	101,285
Hana Financial Group, Inc.	27,239	704,768
Hankook Tire Co., Ltd.	6,760	324,623
Hanmi Pharm Co., Ltd.	475	120,146
Hanmi Science Co., Ltd.	1,051	53,168
Hanon Systems	16,860	143,780
Hanssem Co., Ltd.	960	158,172
Hanwha Chemical Corp.	9,660	197,551
Hanwha Corp.	4,060	117,820
Hanwha Life Insurance Co., Ltd.	20,860	112,780
Hanwha Techwin Co., Ltd.	3,287	118,248
Hotel Shilla Co., Ltd.	3,070	122,388
Hyosung Corp.	1,931	232,622
Hyundai Department Store Co., Ltd.	1,373	123,909
Hyundai Development Co-Engineering & Construction	5,200	193,525
Hyundai Engineering & Construction Co., Ltd.	6,646	235,510
Hyundai Glovis Co., Ltd.	1,710	218,741
Hyundai Heavy Industries Co., Ltd.(a)	3,927	473,074
Hyundai Marine & Fire Insurance Co., Ltd.	5,650	147,355
Hyundai Mobis Co., Ltd.	6,301	1,377,268
Hyundai Motor Co.	14,248	1,722,312
Hyundai Motor Co. Preference Shares(c)	3,422	281,625
Hyundai Motor Co. Preference Shares(c)	2,039	161,560
Hyundai Steel Co.	7,288	343,944
Hyundai Wia Corp.	1,548	93,562
Industrial Bank of Korea	22,900	240,793
Kakao Corp.	2,771	176,658
Kangwon Land, Inc.	10,659	315,499
KB Financial Group, Inc.	36,441	1,291,335
KCC Corp.	535	159,242
KEPCO Plant Service & Engineering Co., Ltd.	2,030	91,096
Kia Motors Corp.	24,113	783,603
Korea Aerospace Industries, Ltd.	6,242	346,261
Korea Electric Power Corp.	23,787	867,542
Korea Gas Corp.	2,660	106,704
Korea Investment Holdings Co., Ltd.	3,520	122,113
Korea Zinc Co., Ltd.	771	303,217
Korean Air Lines Co., Ltd.(a)	3,096	70,107
KT Corp.	2,630	64,019
KT&G Corp.	10,807	903,715
Kumho Petrochemical Co., Ltd.	1,752	118,947
LG Chem, Ltd.	4,245	917,325
LG Chem, Ltd. Preference Shares	732	108,788
LG Corp.	8,846	439,444
LG Display Co., Ltd.	21,656	563,902
LG Electronics, Inc.	10,039	428,889
LG Household & Health Care, Ltd.	863	612,346
LG Household & Health Care, Ltd. Preference Shares	200	93,227
LG Innotek Co., Ltd.	1,379	100,930
LG Uplus Corp.	19,680	186,567
Lotte Chemical Corp.	1,401	428,025
Lotte Chilsung Beverage Co., Ltd.	59	71,320
Lotte Confectionery Co., Ltd.	537	79,363
Lotte Shopping Co., Ltd.	1,014	185,959
Mirae Asset Daewoo Co., Ltd.	16,210	97,169
Mirae Asset Securities Co., Ltd.	6,700	119,347
NAVER Corp.	2,588	1,660,623
NCSoft Corp.	1,594	326,639
NH Investment & Securities Co., Ltd.	13,420	107,222
OCI Co., Ltd.(a)	1,506	98,131
Orion Corp.	327	177,335
Ottogi Corp.	100	54,810
POSCO	6,811	1,452,088
Posco Daewoo Corp.	4,400	98,361
S-1 Corp.	1,714	124,456
S-Oil Corp.	4,103	287,733
Samsung Biologics Co., Ltd.(a)	1,510	188,781
Samsung C&T Corp.	6,974	724,654
Samsung Card Co., Ltd.	3,246	106,695
Samsung Electro-Mechanics Co., Ltd.	5,126	215,599
Samsung Electronics Co., Ltd.	9,153	13,655,991
Samsung Electronics Co., Ltd. Preference Shares	1,628	1,931,548
Samsung Fire & Marine Insurance Co., Ltd.	3,052	678,475
Samsung Heavy Industries Co., Ltd.(a)	23,033	176,399

See accompanying notes to financial statements.

12

State Street Institutional Investment Trust

State Street Emerging Markets Equity Index Fund

Schedule of Investments — (continued)

December 31, 2016

Security Description	Shares	Value
COMMON STOCKS – (continued)
South Korea – (continued)
Samsung Life Insurance Co., Ltd.	6,507	$606,092
Samsung SDI Co., Ltd.	5,192	468,561
Samsung SDS Co., Ltd.	3,156	364,516
Samsung Securities Co., Ltd.	5,292	138,894
Shinhan Financial Group Co., Ltd.	39,448	1,477,912
Shinsegae, Inc.	690	100,546
SK Holdings Co., Ltd.	4,206	799,203
SK Hynix, Inc.	53,770	1,989,997
SK Innovation Co., Ltd.	5,953	722,069
SK Networks Co., Ltd.	11,200	64,170
SK Telecom Co., Ltd.	1,832	339,765
Woori Bank	27,810	293,573
Yuhan Corp.	752	124,213

		52,387,854

Taiwan – 11.8%
Acer, Inc.(a)	273,000	110,965
Advanced Semiconductor Engineering, Inc.	583,000	597,851
Advantech Co., Ltd.	29,000	229,002
Asia Cement Corp.	216,000	176,599
Asia Pacific Telecom Co., Ltd.(a)	190,000	61,016
Asustek Computer, Inc.	66,000	542,679
AU Optronics Corp.	791,000	289,609
Casetek Holdings, Ltd.	14,000	37,314
Catcher Technology Co., Ltd.	61,000	423,966
Cathay Financial Holding Co., Ltd.	759,000	1,135,121
Chailease Holding Co., Ltd.	93,000	158,997
Chang Hwa Commercial Bank, Ltd.	451,560	240,288
Cheng Shin Rubber Industry Co., Ltd.	176,000	332,024
Chicony Electronics Co., Ltd.	48,205	112,178
China Airlines, Ltd.	237,000	68,389
China Development Financial Holding Corp.	1,238,000	309,606
China Life Insurance Co., Ltd.	317,200	315,438
China Steel Corp.	1,086,000	830,615
Chunghwa Telecom Co., Ltd.	352,000	1,108,567
Compal Electronics, Inc.	388,000	222,117
CTBC Financial Holding Co., Ltd.	1,614,040	883,918
Delta Electronics, Inc.	181,000	895,762
E.Sun Financial Holding Co., Ltd.	743,900	423,549
Eclat Textile Co., Ltd.	17,206	180,180
Eva Airways Corp.	197,950	89,673
Evergreen Marine Corp. Taiwan, Ltd.(a)	150,000	51,662
Far Eastern New Century Corp.	290,000	217,754
Far EasTone Telecommunications Co., Ltd.	145,000	326,181
Feng TAY Enterprise Co., Ltd.	29,880	111,717
First Financial Holding Co., Ltd.	900,350	480,500
Formosa Chemicals & Fibre Corp.	296,000	884,446
Formosa Petrochemical Corp.	104,000	361,414
Formosa Plastics Corp.	385,000	1,065,562
Formosa Taffeta Co., Ltd.	68,000	62,242
Foxconn Technology Co., Ltd.	83,830	221,872
Fubon Financial Holding Co., Ltd.	612,000	968,445
Giant Manufacturing Co., Ltd.	26,000	147,631
Highwealth Construction Corp.	82,000	115,511
Hiwin Technologies Corp.	19,380	88,996
Hon Hai Precision Industry Co., Ltd.	1,427,000	3,728,114
Hotai Motor Co., Ltd.	23,000	263,334
HTC Corp.(a)	61,000	149,524
Hua Nan Financial Holdings Co., Ltd.	669,060	337,343
Innolux Corp.	818,000	294,418
Inventec Corp.	232,000	159,087
Largan Precision Co., Ltd.	9,000	1,058,364
Lite-On Technology Corp.	192,958	290,973
MediaTek, Inc.	137,000	920,305
Mega Financial Holding Co., Ltd.	1,002,000	715,070
Merida Industry Co., Ltd.	19,000	84,892
Micro-Star International Co., Ltd.	60,000	137,019
Nan Ya Plastics Corp.	436,000	963,207
Nanya Technology Corp.	62,000	92,916
Nien Made Enterprise Co., Ltd.	14,000	144,435
Novatek Microelectronics Corp.	53,000	175,137
OBI Pharma, Inc.(a)	10,000	88,430
Pegatron Corp.	177,000	422,880
Phison Electronics Corp.	14,000	110,987
Pou Chen Corp.	201,000	250,712
Powertech Technology, Inc.	60,000	161,966
President Chain Store Corp.	52,000	372,708
Quanta Computer, Inc.	252,000	471,488
Realtek Semiconductor Corp.	43,000	136,089
Ruentex Development Co., Ltd.(a)	75,000	85,637
Ruentex Industries, Ltd.	57,000	94,973
Shin Kong Financial Holding Co., Ltd.(a)	738,000	180,899
Siliconware Precision Industries Co., Ltd.	198,000	293,968
SinoPac Financial Holdings Co., Ltd.	925,050	260,618
Standard Foods Corp.	40,300	95,783
Synnex Technology International Corp.	133,700	134,824
TaiMed Biologics, Inc.(a)	15,000	77,492
Taishin Financial Holding Co., Ltd.	778,535	285,045
Taiwan Business Bank	377,200	95,386
Taiwan Cement Corp.	302,000	329,371
Taiwan Cooperative Financial Holding Co., Ltd.	700,850	305,530
Taiwan Fertilizer Co., Ltd.	66,000	82,221
Taiwan Mobile Co., Ltd.	156,000	503,398

See accompanying notes to financial statements.

13

State Street Institutional Investment Trust

State Street Emerging Markets Equity Index Fund

Schedule of Investments — (continued)

December 31, 2016

Security Description	Shares	Value
COMMON STOCKS – (continued)
Taiwan – (continued)
Taiwan Semiconductor Manufacturing Co., Ltd.	2,274,000	$12,806,199
Teco Electric and Machinery Co., Ltd.	172,000	148,897
Transcend Information, Inc.	20,000	52,872
Uni-President Enterprises Corp.	444,000	735,660
United Microelectronics Corp.	1,097,000	388,029
Vanguard International Semiconductor Corp.	84,000	146,477
Wistron Corp.	225,863	174,851
WPG Holdings, Ltd.	134,000	157,994
Yuanta Financial Holding Co., Ltd.	874,000	325,421
Yulon Motor Co., Ltd.	73,000	60,703
Zhen Ding Technology Holding, Ltd.	40,000	79,183

		44,310,185

Thailand – 2.3%
Advanced Info Service PCL	98,200	403,105
Airports of Thailand PCL	39,800	442,339
Bangkok Bank PCL	12,400	55,922
Bangkok Bank PCL NVDR	11,400	50,776
Bangkok Dusit Medical Services PCL	353,600	228,094
Bangkok Expressway & Metro PCL	620,699	129,130
Banpu PCL	140,500	75,330
BEC World PCL	97,800	45,335
Berli Jucker PCL	105,700	148,320
BTS Group Holdings PCL	526,784	125,773
Bumrungrad Hospital PCL	32,900	166,289
Central Pattana PCL	122,100	193,496
Charoen Pokphand Foods PCL	248,600	204,792
CP ALL PCL	454,600	793,413
Delta Electronics Thailand PCL	47,200	107,421
Electricity Generating PCL	11,900	66,129
Energy Absolute PCL	100,200	83,242
Glow Energy PCL	49,000	108,097
Home Product Center PCL	378,600	107,838
Indorama Ventures PCL	136,400	127,599
IRPC PCL	950,200	127,364
Kasikornbank PCL NVDR	166,900	827,264
KCE Electronics PCL	24,600	83,808
Krung Thai Bank PCL	322,800	159,550
Minor International PCL	197,300	196,967
PTT Exploration & Production PCL	126,400	339,733
PTT Global Chemical PCL	188,400	331,445
PTT PCL	91,900	954,658
Robinson Department Store PCL	47,300	83,873
Siam Cement PCL	39,150	544,441
Siam Commercial Bank PCL	164,200	699,250
Thai Oil PCL	72,000	145,265
Thai Union Group PCL	182,700	107,139
TMB Bank PCL	1,184,300	69,450
True Corp. PCL	904,037	180,502

		8,513,149

Turkey – 1.0%
Akbank TAS	204,851	455,406
Anadolu Efes Biracilik Ve Malt Sanayii A/S	18,700	93,723
Arcelik A/S	21,341	128,619
BIM Birlesik Magazalar A/S	19,256	268,235
Coca-Cola Icecek A/S	6,886	64,796
Emlak Konut Gayrimenkul Yatirim Ortakligi A/S	174,919	148,683
Eregli Demir ve Celik Fabrikalari TAS	128,672	188,019
Ford Otomotiv Sanayi A/S	5,804	50,457
Haci Omer Sabanci Holding A/S	83,626	217,528
KOC Holding A/S	57,776	226,663
Petkim Petrokimya Holding A/S	60,908	64,066
TAV Havalimanlari Holding A/S	13,461	53,689
Tofas Turk Otomobil Fabrikasi A/S	12,158	85,164
Tupras Turkiye Petrol Rafinerileri A/S	11,425	229,793
Turk Hava Yollari AO(a)	53,467	76,151
Turk Telekomunikasyon A/S	44,340	66,555
Turkcell Iletisim Hizmetleri A/S(a)	80,068	221,931
Turkiye Garanti Bankasi A/S	214,961	465,659
Turkiye Halk Bankasi A/S	57,517	152,720
Turkiye Is Bankasi Class C	144,015	212,076
Turkiye Sise ve Cam Fabrikalari A/S	59,530	64,817
Turkiye Vakiflar Bankasi TAO Class D	71,797	88,787
Ulker Biskuvi Sanayi A/S	14,465	66,453
Yapi ve Kredi Bankasi A/S(a)	83,552	81,471

		3,771,461

United Arab Emirates – 0.8%
Abu Dhabi Commercial Bank PJSC	178,149	334,675
Aldar Properties PJSC	288,000	206,224
DP World, Ltd.	15,138	265,066
Dubai Islamic Bank PJSC	111,489	169,075
DXB Entertainments PJSC(a)	280,045	99,120
Emaar Malls PJSC	176,151	125,654
Emaar Properties PJSC	326,218	633,269
Emirates Telecommunications Group Co. PJSC	159,266	815,214
First Gulf Bank PJSC	81,983	286,826
National Bank of Abu Dhabi PJSC	61,113	166,223

		3,101,346

TOTAL COMMON STOCKS (Cost $338,259,416)		363,665,388

RIGHTS – 0.0%(d)
Qatar – 0.0%(d)
Commercial Bank QSC (expiring 1/22/17)(a) (Cost $0)	2,600	4,998

See accompanying notes to financial statements.

14

State Street Institutional Investment Trust

State Street Emerging Markets Equity Index Fund

Schedule of Investments — (continued)

December 31, 2016

Security Description	Shares	Value
SHORT-TERM INVESTMENT – 1.9%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.42%(e)(f) (Cost $7,130,539)	7,130,539	$7,130,539

TOTAL INVESTMENTS – 98.9% (Cost $345,389,955)		370,800,925
Other Assets in Excess of Liabilities – 1.1%		4,007,256

NET ASSETS – 100.0%		$374,808,181

(a)	Non-income producing security.

(b)

Securities purchased pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 0.3% of net assets as of December 31, 2016, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(c)	Reflects separate holdings of the issuer’s common stock traded on different securities exchanges.

(d)	Amount is less than 0.05% of net assets.

(e)

The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended December 31, 2016 are shown in the Affiliate Table below.

(f)	The rate shown is the annualized seven-day yield at December 31, 2016.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non Voting Depositary Receipt
REIT	Real Estate Investment Trust

At December 31, 2016, open futures contracts purchased were as follows:

Futures Contracts	Expiration Date	Number of Contracts	Notional Value	Unrealized Depreciation
Mini MSCI Emerging Markets Index (long)	03/17/2017	279	$11,981,655	$(154,358)

During the period ended December 31, 2016, average notional value related to futures contracts was $7,614,225 or 2% of net assets.

During the period ended December 31, 2016, average notional value related to forward foreign currency exchange contracts was $3,636,018 or 1% of net assets.

During the period ended December 31, 2016, average notional value related to swap contracts was $13,351,606 or 4% of net assets.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of December 31, 2016.

Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Assets:
Investments:
Common Stocks
Brazil	$27,954,713	$–	$–	$27,954,713
Chile	4,354,055	–	–	4,354,055
China	94,690,169	–	–	94,690,169
Colombia	1,644,683	–	–	1,644,683
Czech Republic	665,662	–	–	665,662
Egypt	405,440	–	–	405,440
Greece	1,353,742	–	–	1,353,742
Hong Kong	1,752,824	–	–	1,752,824
Hungary	1,141,590	–	–	1,141,590
India	30,505,190	–	–	30,505,190
Indonesia	9,557,194	–	–	9,557,194
Malaysia	9,150,319	–	–	9,150,319
Mexico	12,866,477	–	–	12,866,477
Netherlands	1,440,763	–	–	1,440,763
Peru	1,423,082	–	–	1,423,082
Philippines	4,387,469	–	–	4,387,469
Poland	4,165,781	–	–	4,165,781
Qatar	3,198,630	–	–	3,198,630
Romania	250,889	–	–	250,889
Russia	16,571,014	–	–	16,571,014

See accompanying notes to financial statements.

15

State Street Institutional Investment Trust

State Street Emerging Markets Equity Index Fund

Schedule of Investments — (continued)

December 31, 2016

Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
South Africa	$24,101,707	$–	$–	$24,101,707
South Korea	52,268,507	119,347	–	52,387,854
Taiwan	44,310,185	–	–	44,310,185
Thailand	1,478,403	7,034,746	–	8,513,149
Turkey	3,771,461	–	–	3,771,461
United Arab Emirates	3,101,346	–	–	3,101,346
Rights
Qatar	–	4,998	–	4,998
Short-Term Investment	7,130,539	–	–	7,130,539

Total Investments	$363,641,834	$7,159,091	$–	$370,800,925

Liabilities:
Other Financial Instruments:
Futures Contracts(a)	$(154,358)	$–	$–	$(154,358)

Total Investments and Other Financial Instruments	$363,487,476	$7,159,091	$–	$370,646,567

(a)	Futures Contracts are valued at unrealized appreciation (depreciation).

Affiliate Table

	Number of Shares Held at 12/31/15	Value At 12/31/15	Shares Purchased	Shares Sold	Number of Shares Held at 12/31/16	Value at 12/31/16	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	15,604,398	$15,604,398	146,189,133	161,793,531	–	$–	$61,550
State Street Institutional U.S. Government Money Market Fund, Premier Class	–	–	45,163,572	38,033,033	7,130,539	7,130,539	14,502

TOTAL		$15,604,398				$7,130,539	$76,052

See accompanying notes to financial statements.

16

State Street Institutional Investment Trust

State Street Emerging Markets Equity Index Fund

Statement of Assets and Liabilities

December 31, 2016

Assets
Investments in unaffiliated issuers, at value (Note 2)	$363,670,386
Investments in affiliated issuers, at value (Note 2)	7,130,539

Total Investments	370,800,925
Foreign currency, at value	1,709,969
Cash at broker for futures contracts	558,000
Cash	6,706
Receivable from broker – variation margin on open futures contracts	1,378,545
Receivable for fund shares sold	649,000
Dividends receivable – unaffiliated issuers (Note 2)	300,725
Dividends receivable – affiliated issuers (Note 2)	4,247
Receivable for foreign taxes recoverable	10,054
Prepaid expenses and other assets	795

Total Assets	375,418,966

Liabilities
Payable for investments purchased	6,706
Payable for fund shares repurchased	108,000
Deferred foreign taxes payable	187,594
Advisory fee payable (Note 4)	44,195
Due to adviser (Note 4)	101,342
Custodian fees payable (Note 4)	110,249
Administration fees payable (Note 4)	15,785
Transfer agent fees payable (Note 4)	3,179
Registration and filing fees payable	6,164
Professional fees payable	23,821
Printing and postage fees payable	3,750

Total Liabilities	610,785

Net Assets	$374,808,181

Net Assets Consist of:
Paid-in Capital	$354,983,997
Undistributed (distribution in excess of) net investment income (loss)	(114,932)
Accumulated net realized gain (loss) on investments, foreign currency transactions, futures contracts and swap contracts	(5,122,682)
Net unrealized appreciation (depreciation) on:
Investments*	25,224,068
Foreign currency transactions	(7,912)
Futures contracts	(154,358)

Net Assets	$374,808,181

Class K
Net assets	$374,808,181
Shares outstanding	34,643,881

Net asset value, offering and redemption price per share	$10.82

Cost of Investments:
Investments in unaffiliated issuers	$338,259,416
Investments in affiliated issuers	7,130,539

Total cost of investments	$345,389,955

Foreign currency, at cost	$1,718,451

* Includes deferred foreign taxes	$187,594

See accompanying notes to financial statements.

17

State Street Institutional Investment Trust

State Street Emerging Markets Equity Index Fund

Statement of Operations

For the Year Ended December 31, 2016

Investment Income
Dividend income – unaffiliated issuers (Note 2)	$7,304,931
Dividend income – affiliated issuers (Note 2)	76,052
Foreign taxes withheld	(912,086)

Total Investment Income (Loss)	6,468,897

Expenses
Advisory fee (Note 4)	421,748
Administration fees (Note 4)	150,624
Custodian fees (Note 4)	998,197
Trustees’ fees and expenses (Note 5)	20,994
Transfer agent fees (Note 4)	11,097
Registration and filing fees	28,543
Professional fees	34,271
Printing and postage fees	18,593
Miscellaneous expenses	17,796

Total expenses	1,701,863

Expenses waived/reimbursed by the Adviser (Note 4)	(1,186,432)

Net expenses	515,431

Net Investment Income (Loss)	5,953,466

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments transactions – unaffiliated issuers*	(3,452,019)
Foreign currency and forward foreign currency exchange contract transactions	(121,420)
Futures contracts	964,340
Swap contracts	(89,820)

Net realized gain (loss)	(2,698,919)

Net change in unrealized appreciation/(depreciation) on:
Investment transactions – unaffiliated issuers**	25,614,462
Foreign currency and forward foreign currency exchange contract transactions	(5,459)
Futures contracts	(149,061)
Swap contracts	(397,691)

Net change in unrealized appreciation/depreciation	25,062,251

Net Realized and Unrealized Gain (Loss)	22,363,332

Net Increase (Decrease) in Net Assets from Operations	$28,316,798

* Includes foreign capital gain taxes	$(9,374)

**Includes foreign deferred taxes	$(186,902)

See accompanying notes to financial statements.

18

State Street Institutional Investment Trust

State Street Emerging Markets Equity Index Fund

Statements of Changes in Net Assets

	Year Ended 12/31/16	For the Period 12/18/15* – 12/31/15
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$5,953,466	$404,988
Net realized gain (loss)	(2,698,919)	(90,505)
Net change in unrealized appreciation (depreciation)	25,062,251	(453)

Net increase (decrease) in net assets resulting from operations	28,316,798	314,030

Distributions to Shareholders From:
Class K
Net investment income	(7,284,652)	(400,494)
Net realized gains	(1,121,498)	–

Total distributions to shareholders	(8,406,150)	(400,494)

From Beneficial Interest Transactions:
Class K
Proceeds from sale of shares sold	261,800,037	165,493,458
Reinvestment of distributions	8,406,150	400,494
Cost of shares redeemed	(81,116,142)	–

Net increase (decrease) in net assets from beneficial interest transactions	189,090,045	165,893,952

Net increase (decrease) in net assets during the period	209,000,693	165,807,488

Net assets at beginning of period	165,807,488	–

Net assets at end of period	$374,808,181	$165,807,488

Undistributed (distribution in excess of) net investment income (loss)	$(114,932)	$(90,526)

Shares of Beneficial Interest:
Class K
Shares sold	25,354,524	16,549,346
Reinvestment of distributions	782,695	40,049
Shares redeemed	(8,082,733)	–

Net increase (decrease)	18,054,486	16,589,395

*	Inception date.

See accompanying notes to financial statements.

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State Street Institutional Investment Trust

State Street Emerging Markets Equity Index Fund

Financial Highlights

Selected data for a share outstanding throughout each period

	Class K
	Year Ended 12/31/16	For the Period 12/21/15* – 12/31/15
Net asset value, beginning of period	$9.99	$10.00

Income (loss) from investment operations
Net investment income (loss)(a)	0.21	0.02
Net realized and unrealized gain (loss)	0.87	(0.01)

Total from investment operations	1.08	0.01

Distributions to shareholders from:
Net investment income	(0.22)	(0.02)
Net realized gains	(0.03)	–

Total distributions	(0.25)	(0.02)

Net asset value, end of period	$10.82	$9.99

Total return(b)	10.81%	0.14%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$374,808	$165,807
Ratios to average net assets:
Total expenses	0.56%	0.83	%(c)
Net expenses	0.18%	0.17	%(c)
Net investment income (loss)	1.98%	8.03	%(c)
Portfolio turnover rate	14%	0	%(d)(e)

*	Commencement of operations.

(a)	Net investment income per share is calculated using the average shares method.

(b)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates for the Fund. Total return for periods of less than one year are not annualized. Results represent past performance and are not indicative of future results.

(c)	Annualized.

(d)	Not annualized.

(e)	Amount is less than 0.5%

See accompanying notes to financial statements.

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State Street Institutional Investment Trust

State Street Emerging Markets Equity Index Fund

Notes to Financial Statements

December 31, 2016

1.	Organization

State Street Institutional Investment Trust (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (“1940 Act”), is an open-end management investment company.

As of December 31 2016, the Trust consists of thirty-three (33) series and corresponding classes, each of which have the same rights and privileges, including voting rights (each a “Fund”, and collectively, the “Funds”). The Declaration of Trust permits the Board of Trustees of the Trust (the “Board”) to authorize the issuance of an unlimited number of shares of beneficial interest with no par value. The financial statements herein relate only to:

Fund	Classes	Commencement of Operations	Diversification Classification
State Street Emerging Markets Equity Index Fund	Class A	Not commenced	Diversified
State Street Emerging Markets Equity Index Fund	Class I	Not commenced	Diversified
State Street Emerging Markets Equity Index Fund	Class K	December 21, 2015	Diversified

The State Street Emerging Markets Equity Index Fund was formed on December 18, 2015, and Class K commenced operations on December 21, 2015.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Security Valuation

The Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of the Fund are valued pursuant to the policy and procedures developed by the Oversight Committee (the “Committee”) and approved by the

21

State Street Institutional Investment Trust

State Street Emerging Markets Equity Index Fund

Notes to Financial Statements — (continued)

December 31, 2016

Board. The Committee provides oversight of the valuation of investments for the Fund. The Board has responsibility for determining the fair value of investments.

Valuation techniques used to value the Fund’s investments by major category are as follows:

•

Equity investments traded on a recognized securities exchange for which market quotations are readily available are valued at the last sale price or official closing price, as applicable, on the primary market or exchange on which they trade. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last published sale price or at fair value.

•

Rights and warrants are valued at the last reported sale price obtained from independent pricing services or brokers on the valuation date. If no price is obtained from pricing services or brokers, valuation will be based upon the intrinsic value, pursuant to the valuation policy and procedures approved by the Board.

•

Investments in registered investment companies (including money market funds) or other unitized pooled investment vehicles that are not traded on an exchange are valued at that day’s published net asset value per share or unit.

•

Exchange-traded futures contracts are valued at the closing settlement price on the primary market on which they are traded most extensively. Exchange-traded futures contracts traded on a recognized exchange for which there were no sales on that day are valued at the last reported sale price obtained from independent pricing services or brokers or at fair value.

•

Forward foreign currency exchange contracts are valued based on that day’s prevailing forward exchange rate for the underlying currencies. The rates are obtained from independent pricing services in accordance with the valuation the policy and procedures approved by the Board.

•

Swap agreements are valued daily based upon prices supplied by Board approved pricing vendors or through brokers. Depending on the product and terms of the transaction, the value of agreements is determined using a series of techniques including valuation models that incorporate a number of market data factors, such as discounted cash flows, yields, curves, trades and values of the underlying reference instruments. In the event the advisor is unable to obtain an independent, third–party valuation, the agreements will be fair valued.

In the event prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Committee, in accordance with the valuation policy and procedures approved by the Board.

The Fund values its assets and liabilities at fair value using a fair value hierarchy consisting of three broad levels that prioritize the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with investing in it.

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State Street Institutional Investment Trust

State Street Emerging Markets Equity Index Fund

Notes to Financial Statements — (continued)

December 31, 2016

The three levels of the fair value hierarchy are as follows:

•	Level 1 – Unadjusted quoted prices in active markets for identical asset or liability;

•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 – Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.

The value of the Fund’s investments according to the fair value hierarchy as of December 31, 2016, is disclosed in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. Transfers between different levels of the fair value hierarchy are recognized at the end of the reporting period.

For the year ended December 31, 2016, the Fund had transfers from Level 2 to Level 1 in the amount of $257,613,449. At December 31, 2015, these investments applied factor prices provided by an independent third party in accordance with the Fund’s valuation policy and procedures. At December 31, 2016, these investments were valued at exchange closing prices in accordance with the Fund’s valuation policy.

Investment Transactions and Income Recognition

Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses from the sale or disposition of investments and foreign exchange transactions, if any, are determined using the identified cost method. Dividend income and capital gain distributions, if any, are recognized daily on the ex-dividend date, net of any foreign taxes withheld at source, if any. Non-cash dividends received in the form of stock are recorded as dividend income at fair value. Distributions received by the Fund may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains.

Expenses

Certain expenses, which are directly identifiable to a specific Fund, are applied to the fund within the Trust. Other expenses which cannot be attributed to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and relative net assets of the Funds within the Trust.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currencies as well as investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars using exchange rates at period end. Purchases and sales of securities, income receipts and

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State Street Institutional Investment Trust

State Street Emerging Markets Equity Index Fund

Notes to Financial Statements — (continued)

December 31, 2016

expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with SSGA Funds Management, Inc.’s (the “Adviser” or “SSGA FM”) understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred as of December 31, 2016, if any, are disclosed in the Fund’s Statement of Assets and Liabilities.

Distributions

Distributions from net investment income, if any, are declared and paid at least annually. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. The amount and character of income and capital gains to be distributed are determined in accordance with applicable tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes.

3.	Derivative Financial Instruments

Futures Contracts

The Fund may enter into futures contracts to meet its objectives. A futures contract is a standardized, exchange-traded agreement to buy or sell a financial instrument at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to the minimum initial margin requirements of the clearing house. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed.

Losses may arise if the value of a futures contract decreases due to unfavorable changes in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk that the movements in the price of the futures contracts do not correlate the movement of the assets underlying such contracts.

For the period ended December 31, 2016, the Fund entered into futures contracts for cash equitization, daily liquidity and return enhancement.

Forward Foreign Currency Exchange Contracts

The Fund may engage in forward foreign currency exchange contracts to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuations. A forward foreign currency

24

State Street Institutional Investment Trust

State Street Emerging Markets Equity Index Fund

Notes to Financial Statements — (continued)

December 31, 2016

exchange contract is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Certain risks may arise upon entering into forward foreign currency exchange contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gains on appreciated contracts, if any. Additionally, when utilizing forward foreign currency exchange contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

The Fund entered into forward foreign currency exchange contracts during the period ended December 31, 2016, however, there were none outstanding as of December 31, 2016.

Swaps

The Fund may enter into swap agreements, in which the Fund and counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“BL OTC”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

A BL OTC swap is a transaction between a fund and dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. For BL OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as credit default swap contracts premiums paid and credit default swap contracts premiums received, respectively, in the Statement of Assets and Liabilities and amortized to realized gain/loss ratably over the term of the BL OTC swap. Payments received or made by the Fund for BL OTC swaps are recorded in the Statement of Operations as realized gains or losses, respectively. When a BL OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid.

A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty (“CCP”), with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin if any, are designated on the Schedule of Investments and cash deposited is segregated and recorded on the Statement of Assets and Liabilities as due from broker. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statement of Operations. For both bi-lateral and centrally cleared

25

State Street Institutional Investment Trust

State Street Emerging Markets Equity Index Fund

Notes to Financial Statements — (continued)

December 31, 2016

OTC swaps, payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination.

Total Return Swaps

The Fund enters into total return swaps to obtain investment exposures that the Adviser expects to correlate closely with the Index or a portion of the Index. Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments on the total return (coupon plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty.

The Fund entered into total return swap contracts during the period ended December 31, 2016, however, there were none outstanding as of December 31, 2016.

Risks associated with Derivatives

Derivative financial instruments involve, to varying degrees, elements of credit, market and/or interest rate risk in excess of the amounts reported in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Derivative transactions can create investment leverage and may be highly volatile. Use of derivatives other than for hedging purposes may be considered speculative. When the Fund invests in a derivative instrument, the future exposure is potentially unlimited. The value of a derivative instrument will depend on the ability and the willingness of the Fund’s derivative counterparty to perform its obligations under the transaction. A liquid secondary market may not always exist for the Fund’s derivative positions at any time and may impact the Fund’s ability to establish fair market value of a derivative transaction and close out derivative positions. Although the use of derivatives is intended to complement the Fund’s performance, it may instead reduce returns and increase volatility. The measurement of the risks associated with derivative instruments is meaningful only when all related and offsetting transactions are considered. The Fund must set aside liquid assets or engage in other appropriate measures to cover its obligations under these derivative instruments.

Certain derivatives, including forward foreign currency contracts and some swap contracts, as applicable, are entered into over the counter (“OTC”) under the terms and conditions of an ISDA Master Agreement, which are separately negotiated with each counterparty. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction

26

State Street Institutional Investment Trust

State Street Emerging Markets Equity Index Fund

Notes to Financial Statements — (continued)

December 31, 2016

may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged or received by the Fund, if any, is noted in the Schedule of Investments. Notional principal amounts are one component used to calculate the amount of exposure to the underlying instrument, but is not the amount delivered under the contract. Accordingly, credit risk is limited to any amounts receivable from the counterparty. To reduce credit risk from potential counterparty default, the Fund enters into swap contracts with counterparties whose creditworthiness has been approved by the Trustees. The Fund bears the market risk arising from any change in index or security values or interest rates.

The following tables summarize the value of the Fund’s derivative instruments as of December 31, 2016 and the related location in the accompanying Statement of Assets and Liabilities and Statement of Operations, presented by primary underlying risk exposure:

Liability Derivatives

	Interest Rate Contracts Risk	Foreign Currency Exchange Contracts Risk	Credit Contracts Risk	Equity Contracts Risk	Commodity Contracts Risk	Total
Futures Contracts(a)	$–	$–	$–	$(154,358)	$–	$(154,358)

(a)	Unrealized depreciation on open futures contracts. The Statement of Assets and Liabilities only reflects the net variation margin as of December 31, 2016.

Net Realized Gain (Loss)

	Interest Rate Contracts Risk	Foreign Currency Exchange Contracts Risk	Credit Contracts Risk	Equity Contracts Risk	Commodity Contracts Risk	Total
Forward Foreign Currency Exchange Contracts(a)	$–	$71,879	$–	$–	$–	$71,879
Futures Contracts(b)	$–	$–	$–	$964,340	$–	$964,340
Swap Contracts(c)	–	–	–	(89,820)	–	(89,820)

(a)	Net realized gain (loss) on forward foreign currency exchange contracts

(b)	Net realized gain (loss) on futures contracts.

(c)	Net realized gain (loss) on swap contracts.

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State Street Institutional Investment Trust

State Street Emerging Markets Equity Index Fund

Notes to Financial Statements — (continued)

December 31, 2016

Net Change in Unrealized Appreciation (Depreciation)

	Interest Rate Contracts Risk	Foreign Currency Exchange Contracts Risk	Credit Contracts Risk	Equity Contracts Risk	Commodity Contracts Risk	Total
Futures Contracts(a)	$–	$–	$–	$(149,061)	$–	$(149,061)
Swap Contracts(b)	–	–	–	(397,691)	–	(397,691)

(a)	Net change in unrealized appreciation (depreciation) on futures contracts.

(b)	Net change in unrealized appreciation (depreciation) on swap contracts.

4.	Fees and Transactions with Affiliates

Advisory Fee

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement with SSGA FM. For its advisory services, the Fund pays the Adviser a management fee at an annual rate of 0.14% of its average daily net assets. The fees are accrued daily and paid monthly.

The Adviser is contractually obligated until April 30, 2017 to waive its management fee and/or to reimburse the Fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses, acquired fund fees, and any class-specific expenses, such as distribution, shareholder servicing, administration and sub-transfer agency fees) exceed 0.12% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated prior to April 30, 2017, except with the approval of the Board. For the period ended December 31, 2016, fees waived and expenses reimbursed by the Adviser, pursuant to the agreement, were $1,186,432.

Administrator and Sub-Administrator Fees

SSGA FM serves as administrator and State Street Bank and Trust Company (“State Street”), an affiliate of the Adviser, serves as custodian and sub-administrator to the Fund. For its administration services, the Fund pays SSGA FM a fee at an annual rate of 0.05% of its average daily net assets. The fees are accrued daily and paid monthly. For its services as custodian, the Fund pays State Street an annual fee. SSGA FM pays State Street for its services as sub-administrator.

Transfer Agent Fees

Boston Financial Data Services (“BFDS”), a joint venture of DST Systems, Inc. and State Street Corporation, serves as transfer agent and dividend disbursing agent to the Fund. For these services, the Fund pays annual account services fees, activity-based fees, and charges related to compliance and regulatory services.

Distribution Fees

State Street Global Markets LLC (the “ Distributor” or “SSGM”) , an affiliate of the Adviser, serves as the distributor of the Fund. SSGM is a wholly owned subsidiary of State Street Corporation.

28

State Street Institutional Investment Trust

State Street Emerging Markets Equity Index Fund

Notes to Financial Statements — (continued)

December 31, 2016

Other Transactions with Affiliates

The Fund may invest in affiliated entities, including securities issued by State Street Corporation, affiliated funds, or entities deemed to be affiliates as a result of the Fund owning more than five percent of the entity’s voting securities or outstanding shares. Amounts relating to these transactions during the period ended December 31, 2016 are disclosed in the Schedule of Investments.

5.	Trustees’ Fees

The fees and expenses of the Trust’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), are paid directly by the Fund. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance and industry seminars.

6.	Investment Transactions

Purchases and sales of investments (excluding short term investments and derivative contracts) for the year ended December 31, 2016, were $231,580,045 and $39,036,802, respectively.

7.	Income Tax Information

The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. Therefore, no provision for federal income tax is required.

The Fund files federal and various state and local tax returns as required. No income tax returns are currently under examination. Generally, the federal returns are subject to examination by the Internal Revenue Service for a period of three years from date of filing, while the state returns may remain open for an additional year depending upon jurisdiction. SSGA FM has analyzed the Fund’s tax positions taken on tax returns for all open years and does not believe there are any uncertain tax positions that would require recognition of a tax liability.

Distributions to shareholders are recorded on ex-dividend date. Income dividends and gain distributions are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. Certain capital accounts in the financial statements have been adjusted for permanent book- tax differences. These adjustments have no impact on net asset values or results of operations. Temporary book-tax differences will reverse in the future. These book-tax differences are primarily due to differing treatments for character of distributions, nontaxable dividend adjustments to income, foreign currencies, passive foreign investment companies and total return swaps.

The tax character of distributions paid during the year ended December 31, 2016, was as follows:

	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total
State Street Emerging Markets Equity Index Fund	$7,559,097	$847,053	$–	$8,406,150

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State Street Institutional Investment Trust

State Street Emerging Markets Equity Index Fund

Notes to Financial Statements — (continued)

December 31, 2016

The tax character of distributions paid during the year ended December 31, 2015 was as follows:

	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total
State Street Emerging Markets Equity Index Fund	$400,494	$–	$–	$400,494

At December 31, 2016, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryforwards	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)	Qualified Late-Year Losses*	Total
State Street Emerging Markets Equity Index Fund	$–	$–	$–	$22,124,925	$(2,300,741)	$19,824,184

*	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of December 31, 2016, gross unrealized appreciation and gross unrealized depreciation of investments based on cost for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
State Street Emerging Markets Equity Index Fund	$348,481,186	$38,315,366	$(15,995,627)	$22,319,739

8.	Line of Credit

The Fund and other affiliated funds (each a “Participant” and, collectively, the “Participants”) participate in a $360 million revolving credit facility provided by a syndication of banks under which the Participants may borrow to fund shareholder redemptions. This agreement expires in October 2017 unless extended or renewed. Prior to October 13, 2016, the participants could borrow up to $360 million at any time outstanding, subject to asset coverage and other limitations as specified in the agreements.

The Participants are charged an annual commitment fee which is calculated based on the unused portion of the shared credit line. Commitment fees are allocated among each of the Participants based on relative net assets. Commitment fees are ordinary fund operating expenses. A Participant incurs and pays the interest expense related to its borrowing. Interest is calculated at a rate per annum equal to the sum of 1% plus the greater of the New York Fed Bank Rate and 1-month LIBOR Rate. Prior to October 13, 2016, interest is calculated at a rate per annum equal to the sum of the New York Fed Bank Rate plus 1%.

The Fund had no outstanding loans during the period ended December 31, 2016.

9.	Risks

Concentration of Risk

As a result of the Fund’s ability to invest a large percentage of its assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified.

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State Street Institutional Investment Trust

State Street Emerging Markets Equity Index Fund

Notes to Financial Statements — (continued)

December 31, 2016

Foreign and Emerging Markets Risk

Investing in foreign markets involve risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of government regulation, economic, political and social instability in the countries in which the Fund invests. Foreign markets may be less liquid than investments in the U.S. and may be subject to the risks of currency fluctuations. To the extent that the Fund invests in securities of issuers located in emerging markets, these risks may be even more pronounced.

Market and Credit Risk

In the normal course of business, the Fund trades financial instruments and enters into transactions where risk of potential loss exists due to changes in the general economic conditions and fluctuations of the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

10.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date on which the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

31

State Street Institutional Investment Trust

State Street Emerging Markets Equity Index Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of State Street Institutional Investment Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of State Street Emerging Markets Equity Index Fund (one of the funds constituting State Street Institutional Investment Trust) (the “Fund”) as of December 31, 2016, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers and others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Street Emerging Markets Equity Index Fund (one of the funds constituting State Street Institutional Investment Trust) at December 31, 2016, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2017

32

State Street Institutional Investment Trust

State Street Emerging Markets Equity Index Fund

Other Information

December 31, 2016 (Unaudited)

Expense Example

As a shareholder of a Fund, you incur two types of costs (1) transaction costs, including sales charges (loads), if applicable, on purchase payments, reinvested dividends, or other distributions and (2) ongoing costs, including advisory fees and to the extent applicable, distribution (12b-1) and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from July 1, 2016 to December 31, 2016.

The table below illustrates your Fund’s cost in two ways:

•

Based on actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period”.

•

Based on hypothetical 5% return – This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales load charges (loads). Therefore, the hypothetical 5% return section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		Actual		Hypothetical (assuming a 5% return before expenses)
	Annualized Expense Ratio	Ending Account Value	Expenses Paid During Period(a)	Ending Account Value	Expenses Paid During Period(a)
State Street Emerging Markets Equity Index Fund	0.17%	$1,036.50	$0.87	$1,024.30	$0.87

(a)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value of the period, multiplied by 184, then divided by 366.

33

State Street Institutional Investment Trust

State Street Emerging Markets Equity Index Fund

Other Information — (continued)

December 31, 2016 (Unaudited)

Tax Information

For federal tax income tax purposes, the following information is furnished with respect to the distributions from the Fund for the fiscal year ended December 31, 2016.

Percentage of distributions which qualify for the corporate dividends received deduction was 0.02%.

Qualified Dividend Income

A portion of dividends distributed by the Fund during the fiscal year ended December 31, 2016, are considered qualified dividend income, and are eligible for reduced tax rates. These lower rates range from 5% to 20% depending on the individual’s tax bracket. These amounted to $3,901,859.

Long term capital gains dividends amounting to $847,053 were paid from the Fund during the year ended December 31, 2016.

Foreign Tax Credit

The Fund has made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. For the year ended December 31, 2016, the total amount of foreign taxes that will be passed through is $540,986.

The amount of foreign source income earned on the Fund during the year ended December 31, 2016 was $7,304,566.

34

State Street Institutional Investment Trust

State Street Emerging Markets Equity Index Fund

Other Information — (continued)

December 31, 2016 (Unaudited)

Proxy Voting Policies and Procedures

The Fund has adopted the proxy voting policies of the Adviser. A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities is contained in the Fund’s Statement of Additional Information, which is available (i) without charge, upon request, by calling the Fund at 1-877-997-7327, (ii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov, or (iii) at the U.S. Securities and Exchange Commission’s public reference room. Information on the operation of the public reference room may be obtained by calling 1-800-SEC-0330. Information regarding how the Fund voted proxies, if any, during the most recent 12-month period ended June 30 is available by August 31 of each year without charge (1) by calling 1-877-997-7327 (toll free), or (2) on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-877-997-7327 (toll-free).

35

State Street Institutional Investment Trust

State Street Emerging Markets Equity Index Fund

Other Information — (continued)

December 31, 2016 (Unaudited)

Trustees and Officers Information

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
Independent Trustees
Michael F. Holland c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1944	Trustee and Co-Chairman of the Board	Term: Indefinite Elected: 7/99	Chairman, Holland & Company L.L.C. (investment adviser) (1995 – present).	72	Director, the Holland Series Fund, Inc.; Director, The China Fund, Inc.; Director, The Taiwan Fund, Inc.; Director, Reaves Utility Income Fund, Inc.; and Director, Blackstone/GSO Loans (and Real Estate) Funds.
Patrick J. Riley c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1948	Trustee and Co-Chairman of the Board	Term: Indefinite Elected: 1/14	2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); 1998 to Present, Independent Director, State Street Global Advisers Ireland, Ltd. (investment company); 1998 to Present, Independent Director, SSGA Liquidity plc (formerly, SSGA Cash Management Fund plc); January 2009 to Present, Independent Director, SSGA Fixed Income plc; and January 2009 to Present, Independent Director, SSGA Qualified Funds PLC.	78	Board Director and Chairman, SPDR Europe 1PLC Board (2011 – Present); Board Director and Chairman, SPDR Europe II, PLC (2013 – Present).
William L. Boyan(1) c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1937	Trustee and Co-Chairman of the Valuation Committee	Term: Indefinite Elected: 7/99	President and Chief Operations Officer, John Hancock Financial Services (1959 – 1999). Mr. Boyan retired in 1999.	78	Chairman Emeritus, Children’s Hospital, Boston, MA (1984 – 2011); Former Trustee of Old Mutual South Africa Master Trust (investments) (1995 – 2008); Former Chairman, Boston Plan For Excellence, Boston Public Schools (1995 – 2010); Member of Advisory Board of Florida Atlantic University Lifelong Learning Society.

36

State Street Institutional Investment Trust

State Street Emerging Markets Equity Index Fund

Other Information — (continued)

December 31, 2016 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
Independent Trustees (continued)
William L. Marshall c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1942	Trustee and Co-Chairman of the Audit Committee	Term: Indefinite Elected: 1/14	July 2016 to Present, Chief Executive Officer and Chief Compliance Officer, The Marshall Financial Group, Inc; 2015 to present, Board member, The Doylestown Health Foundation Board; April 2011 to June 2016, Chairman (until April 2011, Chief Executive Officer and President), Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Financial Planners Association.	78
Richard D. Shirk c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1945	Trustee and Co-Chairman of the Qualified Legal and Compliance Committee	Term: Indefinite Elected: 1/14	March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired); 1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare); 1998 to December 2008, Chairman, Board Member and December 2008 to Present, Investment Committee Member, Healthcare Georgia Foundation (private foundation); September 2002 to 2012, Lead Director and Board Member, Amerigroup Corp. (managed health care); 1999 to 2013, Board Member and (since 2001) Investment Committee Member, Woodruff Arts Center; 2003 to 2009, Trustee, Gettysburg College; Board member, AeroCare Holdings (privately held healthcare services company) (February 2003 – Present); Board member, Regenesis Biomedical (health care services) (April 2012 – present), Chairman, (January 2014 – present).	78

37

State Street Institutional Investment Trust

State Street Emerging Markets Equity Index Fund

Other Information — (continued)

December 31, 2016 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
Independent Trustees (continued)
Rina K. Spence c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1948	Trustee and Co-Chairman of the Qualified Legal and Compliance Committee and Co-Chairman of the Governance Committee	Term: Indefinite Elected: 7/99	President of SpenceCare International LLC (international healthcare consulting) (1999 – present); Chief Executive Officer, IEmily.com (health internet company) (2000 – 2001); Chief Executive Officer of Consensus Pharmaceutical, Inc. (1998 – 1999); Founder, President and Chief Executive Officer of Spence Center for Women’s Health (1994 – 1998); President and CEO, Emerson Hospital (1984 – 1994); Honorary Consul for Monaco in Boston (2015 – present).	78	Trustee, Eastern Enterprise (utilities) (1988 – 2000); Director, Berkshire Life Insurance Company of America (1993 – 2009).
Bruce D. Taber c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1943	Trustee and Co-Chairman of the Valuation Committee and Co-Chairman of the Governance Committee	Term: Indefinite Elected: 1/14	1999 to Present, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); Until December 2008, Independent Director, SSGA Cash Management Fund plc; Until December 2008, Independent Director, State Street Global Advisers Ireland, Ltd. (investment companies); and Until August 1994, President, Alonzo B. Reed, Inc., (a Boston architect-engineering firm).	72
Douglas T. Williams c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1940	Trustee and Co-Chairman of the Audit Committee	Term: Indefinite Elected: 7/99	Retired Executive Vice President and member of Executive Committee, Chase Manhattan Bank (1987 – 1999); President, Boston Stock Exchange Depository Trust Company, 1981 – 1982; Treasurer, Nantucket Educational Trust, (2002 – 2007).	78
Michael A. Jessee c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1946	Trustee	Term: Indefinite Appointed: 7/16	Retired; formerly, President and Chief Executive Officer of the Federal Home Loan Bank of Boston (1989 – 2009); Trustee, Randolph-Macon College (2004 – 2016).	78

38

State Street Institutional Investment Trust

State Street Emerging Markets Equity Index Fund

Other Information — (continued)

December 31, 2016 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
Interested Trustee(2)
James E. Ross SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1965	Trustee	Term: Indefinite Appointed: 2/07	Executive Vice President; State Street Global Advisors (2006 – present); Chairman and Director, SSGA Funds Management, Inc. (2012 – present); Principal, State Street Global Advisors (2006 – present); President, SSGA Funds Management, Inc. (2005 – 2012).	265	SSGA SPDR ETFs Europe I plc (Director) (November 2016 – present); SSGA SPDR ETFs Europe II plc (Director) (November 2016 – present).

(1)	Mr. Boyan retired as a Trustee of the Trust effective February 16, 2017.

(2)	Mr. Ross is an Interested Trustee because of his employment by SSGA Funds Management, Inc., an affiliate of the Trust.

†	For the purpose of determining the number of portfolios overseen by the Trustees, “Fund Complex” comprises registered investment companies for which SSGA Funds Management, Inc. serves as investment adviser.

The following lists the principal officers for the Trust, as well as their mailing addresses and ages, positions with the Trust and length of time served, and present and principal occupations:

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Officers:
Ellen M. Needham SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1967	President	Term: Indefinite Elected: 10/12	President and Director, SSGA Funds Management, Inc. (2001 – present)*; Senior Managing Director, State Street Global Advisors (1992 – present).*
Bruce S. Rosenberg SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1961	Treasurer	Term: Indefinite Elected: 2/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 – present); Director, Credit Suisse (April 2008 – July 2015).
Ann M. Carpenter SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1966	Vice President and Deputy Treasurer	Term: Indefinite Elected: 10/12 Term: Indefinite Elected: 2/16	Chief Operating Officer, SSGA Funds Management, Inc. (2005 – present)*; Managing Director, State Street Global Advisors (2005 – present).*
Chad C. Hallett SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1969	Deputy Treasurer	Term: Indefinite Elected: 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 – present); Vice President, State Street Bank and Trust Company (2001 – November 2014).*

39

State Street Institutional Investment Trust

State Street Emerging Markets Equity Index Fund

Other Information — (continued)

December 31, 2016 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Officers: (continued)
Darlene Anderson-Vasquez SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1968	Deputy Treasurer	Term: Indefinite Elected: 11/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016 – present); Senior Vice President, John Hancock Investments (September 2007 – May 2016).
Sujata Upreti SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1974	Assistant Treasurer	Term: Indefinite Elected: 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (May 2015 – present); Assistant Director, Cambridge Associates, LLC (July 2014 – January 2015); Vice President, Bank of New York Mellon (July 2012 – August 2013); Manager, PricewaterhouseCoopers, LLP (September 2009 – July 2012).
Daniel Foley SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1972	Assistant Treasurer	Term: Indefinite Elected: 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (April 2007 – present).*
Brian Harris SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1973	Chief Compliance Officer and Code of Ethics Compliance Officer	Term: Indefinite Elected: 11/13 Term: Indefinite Elected: 9/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (2013 – Present)*; Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (September 2010 to May 2013); Director of Compliance, AARP Financial Inc. (July 2008 to August 2010).
Joshua A. Weinberg SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1978	Chief Legal Officer	Term: Indefinite Elected: 2/15	Vice President and Managing Counsel, State Street Global Advisors (2011 – present); Clerk, SSGA Funds Management, Inc. (2013 – present); Associate, Financial Services Group, Dechert LLP (2005 – 2011).
Jesse D. Hallee State Street Bank and Trust Company 100 Summer Street, 7th Floor Boston, MA 02111 YOB: 1976	Secretary	Term: Indefinite Elected: 9/16	Vice President and Managing Counsel, State Street Bank and Trust Company (2013 – present); Vice President and Counsel, Brown Brothers Harriman & Co. (2007 – 2013).
Khimmara Greer State Street Bank and Trust Company 100 Summer Street, 7th Floor Boston, MA 02111 YOB: 1983	Assistant Secretary	Term: Indefinite Elected: 5/16	Vice President and Counsel, State Street Bank and Trust Company (2015 – present); Regulatory Advisor, JPMorgan (2014 – 2015); Claims Case Manager, Liberty Mutual Insurance (2012 – 2014); Contract Attorney, Various Law Firms (2011 – 2012).

*	Served in various capacities and/or with various affiliated entities during noted time period.

Statement of Additional Information (SAI) includes additional information about the Fund’s directors and is available, without charge, upon request and by calling 1-800-997-7327.

40

Trustees

Michael F. Holland

William L. Marshall

Patrick J. Riley

James E. Ross

Richard D. Shirk

Rina K. Spence

Bruce D. Taber

Douglas T. Williams

Michael A. Jessee

Investment Adviser and Administrator

SSGA Funds Management, Inc.

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Custodian and Sub-Administrator

State Street Bank and Trust Company

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

Legal Counsel

Ropes & Gray LLP

800 Boylston Street

Boston, MA 02199

Transfer Agent

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Distributor

State Street Global Markets LLC

State Street Financial Center

One Lincoln Street

Boston, MA 02111

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of shares of beneficial interest.

State Street Institutional Investment Trust State Street Bank and Trust Company P.O. Box 5049 Boston, MA 02206	SSIITEMAR IBG-22831

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-800-997-7327 or visiting www.ssgafunds.com. Please read the prospectus carefully before you invest.

Annual Report

31 December 2016

State Street Institutional Investment Trust

State Street Disciplined International Equity Fund

State Street Disciplined U.S. Equity Fund

The information contained in this report is intended for the general information of shareholders of the Fund. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Fund prospectus which contains important information concerning the Fund and the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-800-997-7327 or visiting www.ssgafunds.com. Please read the prospectus carefully before investing in the Fund.

State Street Institutional Investment Trust

Annual Report

December 31, 2016

The information contained in this report is intended for the general information of shareholders of the Fund. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Fund prospectus which contains important information concerning the Fund and the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-800-997-7327 or visiting www.ssgafunds.com. Please read the prospectus carefully before investing in the Fund.

State Street Institutional Investment Trust

State Street Disciplined International Equity Fund

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

The State Street Disciplined International Equity Fund (the “Fund”) seeks to provide long-term capital growth. The Fund’s benchmark is the MSCI EAFE Net Dividend Index (the “Index”).

For the period from February 18, 2016 (inception) through December 31, 2016 (the “Reporting Period”), the total return for the Fund’s Class I shares was 3.39%, and the Index was 10.27% (Net). The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses, which would have a negative impact on returns.

The Fund was incepted midway through the first quarter of 2016, coinciding with significant uncertainty and volatility in the international equity markets. The Fund’s strategy to seek to favor securities with low security-specific risk provided some downside protection during February. Performance during the month was driven by lower beta, higher quality stocks coupled with larger active weights in the defensive sectors. However, during March, market sentiment increased sharply as positive economic data and verbal support from global central banks improved investor confidence. The recovery of commodity prices continued through March with a significant increase in risk appetite which hurt performance as the Fund’s portfolio favored stocks with relatively reasonable valuations and robust free cash flow that were not rewarded by the market.

International equity markets faced another set of challenges during the second quarter of 2016 as optimism on the commodity led reflation trade reversed dramatically in late June as the Brexit vote (Britain’s vote in favor of the United Kingdom withdrawing from the European Union) renewed broader economic concerns. The Fund’s defensive posture hurt performance during April and May but was a benefit in June as positive value was added due to substantial underweights in the financials and consumer discretionary sectors as compared to the Index.

Across the developed world, mixed economic releases pointed to a continuation of muddling through, thus alleviating the Brexit concerns that dominated the market during the second quarter. The securities of companies from certain countries that were sold off during the second quarter saw a rather strong recovery during the third quarter. The Fund’s strategy designed for lower risk positioning faced a strong headwind on performance as the market reverted to favoring higher risk and higher beta securities. Rising interest rate concerns drove negative allocation effect from the Fund’s overweight of the utilities sector as compared to the Index. The same rate dynamic caused a significant lag in performance from the underweight of the financials sector and lower exposure to bank stocks versus the Index. Also, diminishing risk aversion saw investors rotating into riskier technology names at the expense of the more defensive health care and consumer staple stocks that the Fund owned.

Portfolio positioning into the fourth quarter of 2016 continued to reflect the long-term challenges in the global economic recovery, with low allocations to the cyclical industries and the financial sector.

However, international equity investors accelerated their rotation into cyclicals after the U.S. elections. The Fund was negatively affected by the performance of the financials sector as this segment of the market rallied heavily on a more hawkish rate outlook and a sharp steepening in yield curves. In addition, lower allocations to energy companies and an emphasis on telecommunication services hurt overall Fund performance for the quarter.

In summary, the “risk on” rally which was sustained through the second half of the year benefitted pro-cyclical, higher beta equities which negatively impacted Fund performance as the Fund was more defensively positioned.

1

State Street Institutional Investment Trust

State Street Disciplined International Equity Fund

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited) — (continued)

On an individual security level, the top positive contributors to the Fund’s performance were Konami Holdings Corp., Sika AG-BR, and Actelion Ltd.-Reg. The top negative contributors to the Fund’s performance were Eutelsat Communications, Associated British Foods Plc, and Taisho Pharmaceutical Holdings.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

2

State Street Institutional Investment Trust

State Street Disciplined International Equity Fund

Performance Summary (Unaudited)

Growth of a $10,000 Investment (a)

Investment Performance (a)

For the Period Ended December 31, 2016

Cumulative Total Return Inception to Date December 31, 2016*

State Street Disciplined International Equity Fund Class I	3.39%

MSCI EAFE Net Dividend Index(b)	10.27%

*	Inception date is February 18, 2016.

(a)

Total returns and performance graph information represent past performance and are not indicative of future results, which may be lower or higher than performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor’s share, when redeemed, may be worth more or less than its original cost. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions, sales, or the redemption of fund shares.

(b)

The MSCI EAFE Net Dividend Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The MSCI EAFE Index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Index returns are net of dividend withholding taxes.

Line graph is based on cumulative total return.

3

State Street Institutional Investment Trust

State Street Disciplined International Equity Fund

Portfolio Statistics (Unaudited)

Portfolio Composition*	December 31, 2016
Common Stocks	101.8%
Liabilities in Excess of Other Assets	(1.8)
Total	100.0%

Sector Breakdown*	December 31, 2016
Pharmaceuticals	10.7%
Diversified Telecommunication Services	6.9
Real Estate Management & Development	6.1
Food Products	5.4
Construction & Engineering	5.2
Food & Staples Retailing	5.0
Health Care Equipment & Supplies	4.6
Health Care Providers & Services	4.0
Electric Utilities	3.8
Banks	3.6
Chemicals	3.5
Real Estate Investment Trusts (REITs)	3.5
Insurance	3.3
Road & Rail	2.8
Airlines	2.5
Industrial Conglomerates	2.4
Technology Hardware, Storage & Peripherals	2.2
Multi-Utilities	2.1
Electrical Equipment	1.9
Media	1.9
Air Freight & Logistics	1.4
Building Products	1.4
Professional Services	1.4
Auto Components	1.3
Automobiles	1.3
Biotechnology	1.3
Household Durables	1.3
Life Sciences Tools & Services	1.3
Paper & Forest Products	1.3
Transportation Infrastructure	1.3
Household Products	1.2
Software	1.2
Tobacco	1.2
Wireless Telecommunication Services	1.2
Beverages	0.9
Specialty Retail	0.9
Metals & Mining	0.5
Liabilities in Excess of Other Assets	(1.8)
Total	100.0%

*	As a percentage of net assets as of the date indicated. The Fund’s composition will vary over time.

4

State Street Institutional Investment Trust

State Street Disciplined International Equity Fund

Schedule of Investments

December 31, 2016

Security Description	Shares	Value
COMMON STOCKS – 101.8%
Australia – 6.3%
AGL Energy, Ltd.	2,835	$45,347
CIMIC Group, Ltd.	1,241	31,397
Cochlear, Ltd.	337	29,905
Mirvac Group REIT	15,771	24,324
Qantas Airways, Ltd.	13,342	32,171
Stockland REIT	7,407	24,564

		187,708

Belgium – 2.2%
Colruyt SA	693	34,358
Proximus SADP	1,114	32,148

		66,506

Denmark – 1.4%
Danske Bank A/S	1,394	42,357

France – 6.1%
Eutelsat Communications SA	1,178	22,856
Gecina SA REIT	201	27,868
Orange SA	2,190	33,343
Peugeot SA(a)	1,240	20,266
Sanofi	493	39,987
Vinci SA	549	37,465

		181,785

Germany – 7.7%
Deutsche Post AG	1,259	41,478
Fresenius Medical Care AG & Co. KGaA	445	37,760
Fresenius SE & Co. KGaA	538	42,139
METRO AG	1,312	43,709
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	138	26,149
OSRAM Licht AG	751	39,467

		230,702

Hong Kong – 12.8%
BOC Hong Kong Holdings, Ltd.	6,500	23,265
CK Hutchison Holdings, Ltd.	3,000	34,012
CLP Holdings, Ltd.	3,500	32,164
Hang Seng Bank, Ltd.	2,200	40,946
Hongkong Land Holdings, Ltd.	6,500	41,145
Jardine Matheson Holdings, Ltd.	700	38,675
Link REIT	3,500	22,752
Sun Hung Kai Properties, Ltd.	3,000	37,920
Swire Pacific, Ltd. Class A	4,000	38,204
WH Group, Ltd.(b)	50,500	40,839
Wharf Holdings, Ltd.	5,000	33,245

		383,167

Japan – 27.4%
Asahi Glass Co., Ltd.	6,000	40,948
Asahi Group Holdings, Ltd.	900	28,473
Astellas Pharma, Inc.	2,700	37,583
Bridgestone Corp.	1,100	39,743
Canon, Inc.	1,300	36,726
Central Japan Railway Co.	200	32,975
Chubu Electric Power Co., Inc.	2,900	40,603
Daiichi Sankyo Co., Ltd.	1,700	34,857
Daito Trust Construction Co., Ltd.	200	30,145
Hoya Corp.	1,000	42,106
Japan Airlines Co., Ltd.	300	8,784
Konami Holdings Corp.	900	36,421
Kuraray Co., Ltd.	1,600	24,089
MEIJI Holdings Co., Ltd.	200	15,707
Mitsubishi Tanabe Pharma Corp.	2,100	41,285
Nikon Corp.	2,500	38,946
Nippon Telegraph & Telephone Corp.	900	37,903
NTT DOCOMO, Inc.	1,600	36,531
Seiko Epson Corp.	1,400	29,708
Shionogi & Co., Ltd.	700	33,603
Sumitomo Chemical Co., Ltd.	9,000	42,903
Suzuken Co., Ltd.	1,200	39,302
Suzuki Motor Corp.	500	17,636
Taisho Pharmaceutical Holdings Co., Ltd.	400	33,266
Tokyu Corp.	3,000	22,095

		822,338

Netherlands – 2.1%
Koninklijke Ahold Delhaize NV	1,609	33,993
Koninklijke KPN NV	9,585	28,449

		62,442

Norway – 2.6%
Orkla ASA	4,606	41,845
Telenor ASA	2,336	35,009

		76,854

Singapore – 4.9%
CapitaLand Commercial Trust	9,800	10,039
ComfortDelGro Corp., Ltd.	17,500	29,920
Singapore Airlines, Ltd.	4,700	31,459
Singapore Press Holdings, Ltd.	13,900	33,964
Wilmar International, Ltd.	17,000	42,244

		147,626

South Africa – 1.3%
Mondi PLC	1,925	39,628

Spain – 3.9%
ACS Actividades de Construccion y Servicios SA	1,250	39,580
Aena SA(b)	279	38,153
Endesa SA	1,796	38,123

		115,856

Sweden – 3.2%
Boliden AB	609	15,948
Skanska AB Class B	1,892	44,798
Swedish Match AB	1,085	34,611

		95,357

Switzerland – 12.6%
ABB, Ltd.(a)	828	17,499
Actelion, Ltd.(a)	179	38,835
Adecco Group AG	641	42,035
Lonza Group AG(a)	227	39,376
Nestle SA	316	22,712
Novartis AG	404	29,455
Roche Holding AG	150	34,329
Sika AG	8	38,506
Sonova Holding AG	320	38,853
Swiss Re AG	418	39,688

See accompanying notes to financial statements.

5

State Street Institutional Investment Trust

State Street Disciplined International Equity Fund

Schedule of Investments — (continued)

December 31, 2016

Security Description	Shares	Value
COMMON STOCKS – (continued)
Switzerland – (continued)
Swisscom AG	78	$35,004

		376,292

United Kingdom – 7.3%
Direct Line Insurance Group PLC	7,160	32,682
GlaxoSmithKline PLC	1,848	35,668
Kingfisher PLC	6,474	28,022
National Grid PLC	1,409	16,568
Reckitt Benckiser Group PLC	409	34,800
Smith & Nephew PLC	1,877	28,319
Wm Morrison Supermarkets PLC	14,697	41,896

		217,955

TOTAL COMMON STOCKS (Cost $3,030,037)		3,046,573

TOTAL INVESTMENTS – 101.8% (Cost $3,030,037)		3,046,573
Liabilities in Excess of Other Assets – (1.8)%		(52,463)

NET ASSETS – 100.0%		$2,994,110

(a)	Non-income producing security.

(b)

Securities purchased pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 2.6% of net assets as of December 31, 2016, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

REIT	Real Estate Investment Trust

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of December 31, 2016.

Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Assets:
Investments:
Common Stocks
Australia	$187,708	$–	$–	$187,708
Belgium	66,506	–	–	66,506
Denmark	42,357	–	–	42,357
France	181,785	–	–	181,785
Germany	230,702	–	–	230,702
Hong Kong	383,167	–	–	383,167
Japan	822,338	–	–	822,338
Netherlands	62,442	–	–	62,442
Norway	76,854	–	–	76,854
Singapore	147,626	–	–	147,626
South Africa	39,628	–	–	39,628
Spain	115,856	–	–	115,856
Sweden	95,357	–	–	95,357
Switzerland	376,292	–	–	376,292
United Kingdom	217,955	–	–	217,955

Total Investments	$3,046,573	$–	$–	$3,046,573

See accompanying notes to financial statements.

6

State Street Institutional Investment Trust

State Street Disciplined International Equity Fund

Schedule of Investments — (continued)

December 31, 2016

Affiliate Table

	Number of shares held at 2/19/16*	Value at 2/19/16*	Shares purchased	Shares sold	Number of shares held at 12/31/16	Value at 12/31/16	Dividend income	Realized gain (loss)
State Street Institutional Liquid Reserves Fund, Premier Class	–	$–	3,163,490	3,163,490	–	$–	$153	$–
State Street Institutional U.S. Government Money Market Fund, Premier Class	–	–	50,502	50,502	–	–	17	–

TOTAL		$–				$–	$170	$–

*	Commencement of operations.

See accompanying notes to financial statements.

7

State Street Institutional Investment Trust

State Street Disciplined U.S. Equity Fund

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

The State Street Disciplined U.S. Equity Fund (the “Fund”) seeks to provide long-term capital growth. The Fund’s benchmark is the Russell 1000 Index (the “Index”).

For the period from February 18, 2016 (inception) through December 31, 2016 (the “Reporting Period”), the total return for the Fund’s Class I shares was 14.07%, and the Index was 19.71%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund was incepted midway through the first quarter of 2016, coinciding relatively closely with a sharp upturn in U.S. large cap markets through the month of March. The Fund’s strategy to seek to favor securities with low security-specific risk was challenged as a result in March. Underperformance this month was driven by the portfolio’s exposure to lower beta, higher quality stocks coupled with larger active weights in the defensive sectors.

Additionally, the Fund’s performance was challenged over the second and third quarters of 2016. More specifically, the Fund’s strategy designed for lower risk positioning faced a strong headwind on performance as the market reverted to favoring higher risk and higher beta securities. This was particularly evident in early April as well as over the third quarter of 2016 following the risk-on environment subsequent to the initial shock from the surprise results of the UK “Brexit” referendum. Investor risk appetites largely accelerated over this period with technology, financials and materials being the top overall performing sectors.

Portfolio positioning into the fourth quarter of 2016 continued to reflect the long-term challenges and political uncertainty facing the U.S. economy. Lower weight positions to financial companies detracted from performance relative to the Index as this segment of the market rallied heavily on a more hawkish rate outlook and a steepening in yield curves. In addition, higher allocations to health care and utility companies caused additional detractions to performance relative to the Index. In summary, the “risk on” rally which was sustained through the second half of the year benefitted pro-cyclical, higher beta equities which negatively impacted Fund performance as the Fund was more defensively positioned.

Comparing the Fund’s performance to that of the Index at the individual stock level, security selection within the financial sector was challenged over the Reporting Period. More specifically, an underweight position to Bank of America Corp., relative to the Index, negatively impacted performance against the Index during the Reporting Period. Shares of the U.S. bank returned 83.3% over the Reporting Period and were particularly strong over the fourth quarter of 2016 after the bank released favorable financial results for the third quarter of 2016, which included earnings outpacing estimates, while additionally benefiting from results of the U.S. election in November. On the positive side over the Reporting Period, security selection was favorable within the technology sector. More specifically, an overweighting to Computer Sciences Corp. positively impacted performance relative to the Index over the Reporting Period as the company’s shares increased significantly and were particularly strong in late May following the announcement of fourth quarter of 2016 financial results and that the company was merging with Hewlett Packard’s Enterprise Services segment.

On an individual security level, top positive contributors to the Fund’s performance were Computer Sciences Corp, F5 Networks Inc. and Texas Instruments Inc. The top negative contributors to the Fund’s performance were HCA Holdings Inc., Kroger CO and Cardinal Health INC.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

8

State Street Institutional Investment Trust

State Street Disciplined U.S. Equity Fund

Performance Summary (Unaudited)

Growth of a $10,000 Investment (a)

Investment Performance (a)

For the Period Ended December 31, 2016

Cumulative Total Return Inception to Date December 31, 2016*

State Street Disciplined U.S. Equity Fund Class I	14.07%

Russell 1000 Index(b)	19.71%

*	Inception date is February 18, 2016.

(a)

Total returns and performance graph information represent past performance and are not indicative of future results, which may be lower or higher than performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor’s share, when redeemed, may be worth more or less than its original cost. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions, sales, or the redemption of fund shares.

(b)

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 Index represents approximately 90% of the U.S. market. Index returns are net of dividend withholding taxes.

Line graph is based on cumulative total return.

9

State Street Institutional Investment Trust

State Street Disciplined U.S. Equity Fund

Portfolio Statistics (Unaudited)

Portfolio Composition*	December 31, 2016
Common Stocks	101.2%
Short-Term Investment	0.6
Liabilities in Excess of Other Assets	(1.8)
Total	100.0%

Sector Breakdown*	December 31, 2016
Electric Utilities	10.9%
Food Products	6.5
Insurance	6.5
Health Care Providers & Services	5.5
Aerospace & Defense	5.1
Pharmaceuticals	5.0
Health Care Equipment & Supplies	4.8
Semiconductors & Semiconductor Equipment	4.3
Specialty Retail	4.3
Banks	3.5
Real Estate Investment Trusts (REITs)	3.0
Diversified Telecommunication Services	2.7
Household Products	2.7
Food & Staples Retailing	2.5
IT Services	2.5
Hotels, Restaurants & Leisure	2.4
Technology Hardware, Storage & Peripherals	2.4
Life Sciences Tools & Services	2.3
Communications Equipment	2.2
Tobacco	1.7
Internet Software & Services	1.6
Chemicals	1.5
Commercial Services & Supplies	1.5
Air Freight & Logistics	1.4
Diversified Financial Services	1.4
Media	1.4
Software	1.3
Airlines	1.2
Beverages	1.2
Multi-Utilities	1.2
Multiline Retail	1.2
Metals & Mining	1.1
Biotechnology	1.0
Consumer Finance	1.0
Oil, Gas & Consumable Fuels	0.9
Electronic Equipment, Instruments & Components	0.8
Capital Markets	0.7
Short-Term Investment	0.6
Liabilities in Excess of Other Assets	(1.8)
Total	100.0%

*	As a percentage of net assets as of the date indicated. The Fund’s composition will vary over time.

10

State Street Institutional Investment Trust

State Street Disciplined U.S. Equity Fund

Schedule of Investments

December 31, 2016

Security Description	Shares	Value
COMMON STOCKS – 101.2%
Aerospace & Defense – 5.1%
General Dynamics Corp.	293	$50,589
Huntington Ingalls Industries, Inc.	189	34,812
Northrop Grumman Corp.	146	33,957
Spirit AeroSystems Holdings, Inc. Class A	910	53,099

		172,457

Air Freight & Logistics – 1.4%
United Parcel Service, Inc. Class B	403	46,200

Airlines – 1.2%
Delta Air Lines, Inc.	798	39,254

Banks – 3.5%
Citigroup, Inc.	546	32,449
JPMorgan Chase & Co.	681	58,763
US Bancorp	503	25,839

		117,051

Beverages – 1.2%
PepsiCo, Inc.	383	40,073

Biotechnology – 1.0%
Amgen, Inc.	230	33,628

Capital Markets – 0.7%
Morgan Stanley	589	24,885

Chemicals – 1.5%
Dow Chemical Co.	856	48,980

Commercial Services & Supplies – 1.5%
Waste Management, Inc.	699	49,566

Communications Equipment – 2.2%
Cisco Systems, Inc.	1,587	47,959
Motorola Solutions, Inc.	316	26,193

		74,152

Consumer Finance – 1.0%
Ally Financial, Inc.	1,793	34,103

Diversified Financial Services – 1.4%
Berkshire Hathaway, Inc. Class B(a)	290	47,264

Diversified Telecommunication Services – 2.7%
AT&T, Inc.	867	36,874
Verizon Communications, Inc.	1,024	54,661

		91,535

Electric Utilities – 10.9%
American Electric Power Co., Inc.	644	40,546
Edison International	618	44,490
Entergy Corp.	528	38,792
Exelon Corp.	1,325	47,024
FirstEnergy Corp.	1,125	34,841
PG&E Corp.	704	42,782
Pinnacle West Capital Corp.	574	44,789
PPL Corp.	1,059	36,059
Southern Co.	728	35,811

		365,134

Electronic Equipment, Instruments & Components – 0.8%
Corning, Inc.	1,083	26,285

Food & Staples Retailing – 2.5%
Kroger Co.	944	32,577
Wal-Mart Stores, Inc.	741	51,218

		83,795

Food Products – 6.5%
Archer-Daniels-Midland Co.	1,140	52,041
Bunge, Ltd.	610	44,067
Ingredion, Inc.	420	52,483
J.M. Smucker Co.	212	27,149
Tyson Foods, Inc. Class A	696	42,929

		218,669

Health Care Equipment & Supplies – 4.8%
Baxter International, Inc.	1,030	45,670
C.R. Bard, Inc.	166	37,294
Hologic, Inc.(a)	1,069	42,888
Intuitive Surgical, Inc.(a)	54	34,245

		160,097

Health Care Providers & Services – 5.5%
Cardinal Health, Inc.	437	31,451
Express Scripts Holding Co.(a)	489	33,638
HCA Holdings, Inc.(a)	539	39,897
McKesson Corp.	120	16,854
Quest Diagnostics, Inc.	298	27,386
UnitedHealth Group, Inc.	218	34,889

		184,115

Hotels, Restaurants & Leisure – 2.4%
Carnival Corp.	749	38,993
Darden Restaurants, Inc.	570	41,450

		80,443

Household Products – 2.7%
Colgate-Palmolive Co.	583	38,152
Procter & Gamble Co.	637	53,559

		91,711

Insurance – 6.5%
Allstate Corp.	730	54,108
American International Group, Inc.	589	38,468
Everest Re Group, Ltd.	214	46,310
Principal Financial Group, Inc.	289	16,721
Prudential Financial, Inc.	247	25,703
Travelers Cos., Inc.	308	37,705

		219,015

Internet Software & Services – 1.6%
eBay, Inc.(a)	1,766	52,433

IT Services – 2.5%
Accenture PLC Class A	283	33,148
International Business Machines Corp.	296	49,133

		82,281

Life Sciences Tools & Services – 2.3%
Agilent Technologies, Inc.	1,036	47,200
Thermo Fisher Scientific, Inc.	209	29,490

		76,690

Media – 1.4%
Comcast Corp. Class A	668	46,125

See accompanying notes to financial statements.

11

State Street Institutional Investment Trust

State Street Disciplined U.S. Equity Fund

Schedule of Investments — (continued)

December 31, 2016

Security Description	Shares	Value
COMMON STOCKS – (continued)
Metals & Mining – 1.1%
Reliance Steel & Aluminum Co.	456	$36,270

Multi-Utilities – 1.2%
Public Service Enterprise Group, Inc.	926	40,633

Multiline Retail – 1.2%
Target Corp.	541	39,077

Oil, Gas & Consumable Fuels – 0.9%
Valero Energy Corp.	441	30,129

Pharmaceuticals – 5.0%
Eli Lilly & Co.	511	37,584
Johnson & Johnson	448	51,614
Merck & Co., Inc.	712	41,916
Pfizer, Inc.	1,163	37,774

		168,888

Real Estate Investment Trusts (REITs) – 3.0%
AGNC Investment Corp. REIT	1,646	29,842
Annaly Capital Management, Inc.	4,092	40,797
Gaming and Leisure Properties, Inc.	940	28,783

		99,422

Semiconductors & Semiconductor Equipment – 4.3%
Intel Corp.	1,224	44,394
Texas Instruments, Inc.	731	53,341
Xilinx, Inc.	777	46,908

		144,643

Software – 1.3%
Microsoft Corp.	704	43,747

Specialty Retail – 4.3%
Best Buy Co., Inc.	642	27,394
Foot Locker, Inc.	575	40,762
Lowe’s Cos., Inc.	536	38,120
Staples, Inc.	4,141	37,476

		143,752

Technology Hardware, Storage & Peripherals – 2.4%
Apple, Inc.	499	57,794
HP, Inc.	1,613	23,937

		81,731

Tobacco – 1.7%
Altria Group, Inc.	820	55,448

TOTAL COMMON STOCKS (Cost $3,108,532)		3,389,681

SHORT-TERM INVESTMENT – 0.6%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.42%(b)(c) (Cost $20,233)	20,233	20,233

TOTAL INVESTMENTS – 101.8% (Cost $3,128,765)		3,409,914
Liabilities in Excess of Other Assets – (1.8)%		(61,416)

NET ASSETS – 100.0%		$3,348,498

(a)	Non-income producing security.

(b)

The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended December 31, 2016 are shown in the Affiliate Table below.

(c)	The rate shown is the annualized seven-day yield at December 31, 2016.

REIT	Real Estate Investment Trust

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of December 31, 2016.

Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Assets:
Investments:
Common Stocks
Aerospace & Defense	$172,457	$–	$–	$172,457
Air Freight & Logistics	46,200	–	–	46,200
Airlines	39,254	–	–	39,254
Banks	117,051	–	–	117,051
Beverages	40,073	–	–	40,073
Biotechnology	33,628	–	–	33,628
Capital Markets	24,885	–	–	24,885
Chemicals	48,980	–	–	48,980
Commercial Services & Supplies	49,566	–	–	49,566
Communications Equipment	74,152	–	–	74,152
Consumer Finance	34,103	–	–	34,103
Diversified Financial Services	47,264	–	–	47,264
Diversified Telecommunication Services	91,535	–	–	91,535
Electric Utilities	365,134	–	–	365,134

See accompanying notes to financial statements.

12

State Street Institutional Investment Trust

State Street Disciplined U.S. Equity Fund

Schedule of Investments — (continued)

December 31, 2016

Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Electronic Equipment, Instruments & Components	$26,285	$–	$–	$26,285
Food & Staples Retailing	83,795	–	–	83,795
Food Products	218,669	–	–	218,669
Health Care Equipment & Supplies	160,097	–	–	160,097
Health Care Providers & Services	184,115	–	–	184,115
Hotels, Restaurants & Leisure	80,443	–	–	80,443
Household Products	91,711	–	–	91,711
Insurance	219,015	–	–	219,015
Internet Software & Services	52,433	–	–	52,433
IT Services	82,281	–	–	82,281
Life Sciences Tools & Services	76,690	–	–	76,690
Media	46,125	–	–	46,125
Metals & Mining	36,270	–	–	36,270
Multi-Utilities	40,633	–	–	40,633
Multiline Retail	39,077	–	–	39,077
Oil, Gas & Consumable Fuels	30,129	–	–	30,129
Pharmaceuticals	168,888	–	–	168,888
Real Estate Investment Trusts (REITs)	99,422	–	–	99,422
Semiconductors & Semiconductor Equipment	144,643	–	–	144,643
Software	43,747	–	–	43,747
Specialty Retail	143,752	–	–	143,752
Technology Hardware, Storage & Peripherals	81,731	–	–	81,731
Tobacco	55,448	–	–	55,448
Short-Term Investment	20,233	–	–	20,233

Total Investments	$3,409,914	$–	$–	$3,409,914

Affiliate Table

	Number of shares held at 2/19/16*	Value at 2/19/16*	Shares purchased	Shares sold	Number of shares held at 12/31/16	Value at 12/31/16	Dividend income	Realized gain (loss)
State Street Institutional U.S. Government Money Market Fund, Premier Class	–	$–	99,055	78,822	20,233	$20,233	$247	$–

Total		$–				$20,233	$247	$–

*	Commencement of operations.

See accompanying notes to financial statements.

13

State Street Institutional Investment Trust

Statements of Assets and Liabilities

December 31, 2016

	State Street Disciplined International Equity Fund	State Street Disciplined U.S. Equity Fund
Assets
Investments in unaffiliated issuers, at value (Note 2)	$3,046,573	$3,389,681
Investments in affiliated issuers, at value (Note 2)	–	20,233

Total investments	3,046,573	3,409,914
Foreign currency, at value	720	–
Receivable for investments sold	47,849	–
Dividends receivable – unaffiliated issuers (Note 2)	4,677	7,097
Dividends receivable – affiliated issuers (Note 2)	7	15
Receivable for foreign taxes recoverable	2,851	–
Prepaid expenses and other assets	11	11

Total assets	3,102,688	3,417,037

Liabilities
Due to custodian (Note 3)	39,691	–
Due to adviser (Note3)	22,308	25,193
Advisory fee payable (Note 3)	2,189	1,876
Custodian fees payable (Note 3)	2,688	1,658
Administration fees payable (Note 3)	129	144
Transfer agent fees payable (Note 3)	5,878	5,878
Registration and filing fees payable	4,733	4,735
Professional fees payable	27,522	26,441
Printing and postage fees payable	1,861	1,035
Accrued expenses and other liabilities	1,579	1,579

Total liabilities	108,578	68,539

Net Assets	$2,994,110	$3,348,498

Net Assets Consist of:
Paid-in Capital	$2,999,387	$3,000,000
Undistributed (distribution in excess of) net investment income (loss)	(4,081)	–
Accumulated net realized gain (loss) on investments and foreign currency transactions	(17,642)	67,349
Net unrealized appreciation (depreciation) on:
Investments	16,536	281,149
Foreign currency transactions	(90)	–

Net Assets	$2,994,110	$3,348,498

Class I
Net assets	$2,994,110	$3,348,498
Shares outstanding	300,038	300,000

Net asset value, offering and redemption price per share	$9.98	$11.16

See accompanying notes to financial statements.

14

State Street Institutional Investment Trust

Statements of Assets and Liabilities — (continued)

December 31, 2016

	State Street Disciplined International Equity Fund	State Street Disciplined U.S. Equity Fund
Cost of Investments:
Investments in unaffiliated issuers	$3,030,037	$3,108,532
Investments in affiliated issuers	–	20,233

Total cost of investments	$3,030,037	$3,128,765

Foreign currency, at cost	$728	$–

See accompanying notes to financial statements.

15

State Street Institutional Investment Trust

Statements of Operations

For the Period Ended December 31, 2016(a)

	State Street Disciplined International Equity Fund	State Street Disciplined U.S. Equity Fund
Investment Income
Dividend income – unaffiliated issuers (Note 2)	$100,942	$72,057
Dividend income – affiliated issuers (Note 2)	170	247
Foreign taxes withheld	(10,532)	–

Total Investment Income (loss)	90,580	72,304

Expenses
Advisory fee (Note 3)	23,102	18,400
Administration fees (Note 3)	1,359	1,416
Custodian fees (Note 3)	30,291	15,945
Trustees’ fees and expenses (Note 4)	14,714	14,715
Transfer agent fees (Note 3)	11,134	11,123
Registration and filing fees	13,139	13,141
Professional fees	37,131	36,050
Printing and postage fees	17,337	16,635
Insurance expense	11	11
Miscellaneous expenses	6,395	6,400

Total expenses	154,613	133,836

Expenses waived/reimbursed by the Adviser (Note 3)	(131,511)	(115,436)

Net expenses	23,102	18,400

Net Investment Income (Loss)	67,478	53,904

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments – unaffiliated issuers	17,669	88,325
Foreign currency transactions	(1,160)	–

Net realized gain (loss)	16,509	88,325

Net change in unrealized appreciation/depreciation on:
Investments – unaffiliated issuers	16,536	281,149
Foreign currency translations	(90)	–

Net change in unrealized appreciation/depreciation	16,446	281,149

Net realized and unrealized gain (loss)	32,955	369,474

Net Increase (Decrease) in Net Assets from Operations	$100,433	$423,378

(a)	For the period Feburary 18, 2016 (inception date) through December 31, 2016.

See accompanying notes to financial statements.

16

State Street Institutional Investment Trust

Statements of Changes in Net Assets

	State Street Disciplined International Equity Fund	State Street Disciplined U.S. Equity Fund
	For the Period 2/18/16* - 12/31/16	For the Period 2/18/16* - 12/31/16
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$67,478	$53,904
Net realized gain (loss)	16,509	88,325
Net change in unrealized appreciation/depreciation	16,446	281,149

Net increase (decrease) in net assets resulting from operations	100,433	423,378

Distributions to Shareholders from:
Net investment income	(71,409)	(52,500)
Net realized gain on investments	(35,314)	(22,380)

Total distributions to shareholders	(106,723)	(74,880)

From Beneficial Interest Transactions:
Class I
Shares sold	3,000,400	3,000,000

Net increase (decrease) from capital share transactions	3,000,400	3,000,000

Net Increase (Decrease) in Net Assets from Beneficial Interest Transactions	3,000,400	3,000,000

Net Increase (Decrease) in Net Assets During the Period	2,994,110	3,348,498

Net Assets at Beginning of Period	–	–

Net Assets at End of Period	$2,994,110	$3,348,498

Undistributed (distribution in excess of) net investment income (loss)	$(4,081)	$–

Shares of Beneficial Interest:
Class I
Shares sold	300,038	300,000

Net increase (decrease) from share transactions	300,038	300,000

*	Inception date.

See accompanying notes to financial statements.

17

State Street Institutional Investment Trust

Financial Highlights

Selected data for a share outstanding throughout each period

	State Street Disciplined International Equity Fund		State Street Disciplined U.S. Equity Fund
	Class I		Class I
	For the Period 2/19/16* - 12/31/16		For the Period 2/19/16* - 12/31/16
Net asset value, beginning of period	$10.00		$10.00

Income (loss) from investment operations
Net investment income (loss)(a)	0.22		0.18
Net realized and unrealized gain (loss)	0.12		1.23

Total from investment operations	0.34		1.41

Distributions to shareholders from:
Net investment income	(0.24)		(0.18)
Net realized gains	(0.12)		(0.07)

Total distributions	(0.36)		(0.25)

Net asset value, end of period	$9.98		$11.16

Total return(b)	3.39	%(c)	14.07	%(c)
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$2,994		$3,348
Ratios to average net assets:
Total expenses	5.69	%(d)	4.73	%(d)
Net expenses	0.85	%(d)	0.65	%(d)
Net investment income (loss)	2.48	%(d)	1.90	%(d)
Portfolio turnover rate	35	%(c)	33	%(c)

*	Commencement of operations.

(a)	Net investment income per share is calculated using the average shares method.

(b)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Results represent past performance and are not indicative of future results.

(c)	Not annualized.

(d)	Annualized.

See accompanying notes to financial statements.

18

State Street Institutional Investment Trust

Notes to Financial Statements

December 31, 2016

1.	Organization

State Street Institutional Investment Trust (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (“1940 Act”), is an open-end management investment company.

As of December 31, 2016, the Trust consists of thirty-three (33) series (and corresponding classes, each of which have the same rights and privileges, including voting rights), each of which represents a separate series of beneficial interest in the Trust (each a “Fund” and collectively, the “Funds”). The Declaration of Trust permits the Board of Trustees of the Trust (the “Board”) to authorize the issuance of an unlimited number of shares of beneficial interest with no par value. The financial statements herein relate to the following Funds:

Fund	Class	Commencement of Operations	Diversification Classification
State Street Disciplined International Equity Fund	Class A	Not commenced
	Class I	February 19, 2016	Diversified
	Class K	Not commenced
State Street Disciplined U.S. Equity Fund	Class A	Not commenced
	Class I	February 19, 2016	Diversified
	Class K	Not commenced

The Funds were formed on February 18, 2016.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Security Valuation

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that each Fund’s listing exchange is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the

19

State Street Institutional Investment Trust

Notes to Financial Statements — (continued)

December 31, 2016

measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of each Fund are valued pursuant to the policy and procedures developed by the Oversight Committee (the “Committee”) and approved by the Board. The Committee provides oversight of the valuation of investments for the Funds. The Board has responsibility for determining the fair value of investments.

Valuation techniques used to value each Fund’s investments by major category are as follows:

•

Equity investments traded on a recognized securities exchange for which market quotations are readily available are valued at the last sale price or official closing price, as applicable, on the primary market or exchange on which they trade. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last published sale price or at fair value.

•

Investments in registered investment companies (including money market funds) or other unitized pooled investment vehicles that are not traded on an exchange are valued at that day’s published net asset value per share or unit.

In the event prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Committee, in accordance with the valuation policy and procedures approved by the Board.

The Funds value their assets and liabilities at fair value using a fair value hierarchy consisting of three broad levels that prioritize the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with investing in it.

The three levels of the fair value hierarchy are as follows:

•	Level 1 – Unadjusted quoted prices in active markets for identical asset or liability;

•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 – Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.

The value of each Fund’s investments according to the fair value hierarchy as of December 31, 2016, is disclosed in each Fund’s respective Schedule of Investments.

20

State Street Institutional Investment Trust

Notes to Financial Statements — (continued)

December 31, 2016

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. Transfers between different levels of the fair value hierarchy are recognized at the end of the reporting period.

The Funds had no transfers between levels for the period ended December 31, 2016.

Investment Transactions and Income Recognition

Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses from the sale or disposition of investments and foreign exchange transactions, if any, are determined using the identified cost method. Interest income is recorded daily on an accrual basis. Dividend income and capital gain distributions, if any, are recognized daily on the ex-dividend date, net of any foreign taxes withheld at source, if any. Non-cash dividends received in the form of stock are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains.

Expenses

Certain expenses, which are directly identifiable to a specific Fund, are applied to that Fund within the Trust. Other expenses which cannot be attributed to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds within the Trust.

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies as well as investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars using exchange rates at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Foreign Taxes

The State Street Disciplined International Equity Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with SSGA Funds Management, Inc.’s (the “Adviser” or “SSGA FM”) understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in the Statements of Operations, if applicable. Foreign taxes payable or deferred as of December 31, 2016, if any, are disclosed in the Fund’s Statements of Assets and Liabilities.

21

State Street Institutional Investment Trust

Notes to Financial Statements — (continued)

December 31, 2016

Distributions

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. The amount and character of income and capital gains to be distributed are determined in accordance with applicable tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes.

3.	Fees and Transactions with Affiliates

Advisory Fee

The Funds have entered into an Investment Advisory Agreement with SSGA FM. For its advisory services to the Funds, facilities furnished, and expenses borne by the Adviser, the Funds pay the Adviser a fee accrued daily and paid monthly, at the rate of 0.85% and 0.65% of the State Street Disciplined International Equity Fund’s and State Street Disciplined U.S. Equity Fund’s average daily net assets, respectively.

The Adviser is contractually obligated until April 30, 2017, to waive its management fee and/or to reimburse the Fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses, acquired fund fees and expenses, and any class-specific expenses, such as distribution, shareholder servicing, and sub-transfer agency fees) exceed 0.85% and 0.65% for the State Street Disciplined International Equity Fund and State Street Disciplined U.S. Equity Fund, respectively, of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated prior to April 30, 2017, except with the approval of the Board. For the period ended December 31, 2016, fees waived and expenses reimbursed by the Adviser, pursuant to the agreement, were $131,511 and $115,436 for the State Street Disciplined International Equity Fund and State Street Disciplined U.S. Equity Fund, respectively.

Administrator and Sub-Administrator Fees

SSGA FM serves as administrator and State Street Bank and Trust Company (“State Street”), an affiliate of the Adviser, serves as custodian and sub-administrator to the Funds. For its administration services, each Fund pays SSGA FM a fee at an annual rate of 0.05% of its average daily net assets. The fees are accrued daily and paid monthly. For its services as custodian, each Fund pays State Street an annual fee. SSGA FM pays State Street for its services as sub-administrator.

Transfer Agent

Boston Financial Data Services (“BFDS”), a joint venture of DST Systems, Inc. and State Street Corporation, serves as transfer agent and dividend disbursing agent to the Funds. For these services, the Funds pay annual account services fees, activity-based fees, charges related to compliance and regulatory services.

Distribution Fees

State Street Global Markets LLC (the “Distributor” or “SSGM”), an affiliate of the Adviser, serves as the distributor of the Funds. SSGM is a wholly owned subsidiary of State Street Corporation. The Funds have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act under which each Fund may

22

State Street Institutional Investment Trust

Notes to Financial Statements — (continued)

December 31, 2016

compensate the Distributor (or others) for services in connection with the distribution of the Funds’ Class A shares and for services provided to shareholders in that class (the “Plan”). The Plan calls for payments at an annual rate (based on average daily net assets) of 0.25% of the each Fund’s net assets attributable to its Class A shares. As of December 31, 2016, the Funds’ Class A shares have not commenced operations. In addition to payments under the Plan, the Funds may reimburse SSGM or its affiliates for payments it makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement and the manner in which it is calculated are reviewed by the Trustees periodically.

The Funds may also pay a sub-transfer agent fee at an annual rate of up to 0.20% of the Funds’ average daily net assets attributable to Class A and Class I for recordkeeping, shareholder servicing, or administrative services provided by financial intermediaries.

Other Transactions with Affiliates

The Funds may invest in affiliated entities, including securities issued by State Street Corporation, affiliated funds, or entities deemed to be affiliates as a result of the Funds owning more than five percent of the entity’s voting securities or outstanding shares. Amounts relating to these transactions during the period ended December 31, 2016, are disclosed in the Schedules of Investments.

From time to time, the Funds may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of December 31, 2016, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 10% of a Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 10% of the aggregate shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 10% Affiliated Account Holders	Percentage of Affiliated Ownership
State Street Disciplined International Equity Fund	1	99.98%
State Street Disciplined U.S. Equity Fund	1	100.00%

Due to Custodian

In certain circumstances, the Funds may have cash overdrafts with the custodian. The Due to Custodian amount, if any, reflects cash overdrawn with State Street as custodian who is an affiliate of the Funds. As of December 31, 2016, the State Street Disciplined International Equity Fund has a cash overdraft related to distributions.

4.	Trustees’ Fees

The fees and expenses of the Trust’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), are paid directly by the Funds. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance and industry seminars.

23

State Street Institutional Investment Trust

Notes to Financial Statements — (continued)

December 31, 2016

5.	Investment Transactions

Purchases and sales of investments (excluding short term investments) for the period ended December 31, 2016, were as follows:

	Purchases	Sales
State Street Disciplined International Equity Fund	$4,153,479	$1,082,508
State Street Disciplined U.S. Equity Fund	4,116,882	1,085,409

6.	Income Tax Information

The Funds intend to qualify as a regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. Each Fund will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. Therefore, no provision for federal income tax is required.

The Funds file federal and various state and local tax returns as required. No income tax returns are currently under examination. Generally, the federal returns are subject to examination by the Internal Revenue Service for a period of three years from date of filing, while the state returns may remain open for an additional year depending upon jurisdiction. SSGA FM has analyzed the Funds’ tax positions taken and does not believe there are any uncertain tax positions that would require recognition of a tax liability.

Distributions to shareholders are recorded on ex-dividend date. Income dividends and gain distributions are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. Certain capital accounts in the financial statements have been adjusted for permanent book-tax differences. These adjustments have no impact on net asset values or results of operations. Temporary book-tax differences will reverse in the future. These book-tax differences are primarily due to distribution re-designations, distributions in excess of current earnings, foreign currencies, REITs, and passive foreign investment companies.

The tax character of distributions paid during the period ended December 31, 2016, was as follows:

	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total
State Street Disciplined International Equity Fund	$106,723	$–	$–	$106,723
State Street Disciplined U.S. Equity Fund	74,880	–	–	74,880

24

State Street Institutional Investment Trust

Notes to Financial Statements — (continued)

December 31, 2016

At December 31, 2016, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryforwards	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)	Qualified Late-Year Losses*	Total
State Street Disciplined International Equity Fund	$–	$–	$–	$12,924	$(18,201)	$(5,277)
State Street Disciplined U.S. Equity Fund	65,490	–	1	283,007	–	348,498

*	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of December 31, 2016, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
State Street Disciplined International Equity Fund	$3,033,559	$173,243	$160,229	$13,014
State Street Disciplined U.S. Equity Fund	3,126,907	325,212	42,205	283,007

7.	Line of Credit

The Funds and other affiliated funds (each a “Participant” and, collectively, the “Participants”) participate in a $360 million revolving credit facility provided by a syndication of banks under which the Participants may borrow to fund shareholder redemptions. This agreement expires in October 2017 unless extended or renewed. Prior to October 13, 2016, the Participants could borrow up to $360 million at any time outstanding, subject to asset coverage and other limitations as specified in the agreements. The following Funds participate in the credit facility:

State Street Disciplined International Equity Fund

State Street Disciplined U.S. Equity Fund

The Participants are charged an annual commitment fee which is calculated based on the unused portion of the shared credit line. Commitment fees are allocated among each of the Participants based on relative net assets. Commitment fees are ordinary fund operating expenses. A Participant incurs and pays the interest expense related to its borrowing. Interest is calculated at a rate per annum equal to the sum of 1% plus the greater of the New York Fed Bank Rate and 1-month LIBOR rate. Prior to October 13, 2016, interest was calculated at a rate per annum equal to the sum of the New York Fed Bank Rate plus 1%.

The Funds had no outstanding loans during the period ended December 31, 2016.

25

State Street Institutional Investment Trust

Notes to Financial Statements — (continued)

December 31, 2016

8.	Risks

Concentration of Risk

As a result of the Funds’ ability to invest a large percentage of their assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Funds’ investments more than if the Funds were more broadly diversified.

Foreign and Emerging Markets Risks

Investing in foreign markets involve risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of government regulation, economic, political and social instability in the countries in which the State Street Disciplined International Equity Fund invests. Foreign markets may be less liquid than investments in the U.S. and may be subject to the risks of currency fluctuations. To the extent that the Fund invests in securities of issuers located in emerging markets, these risks may be even more pronounced.

Market and Credit Risk

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the general economic conditions and fluctuations of the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

9.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date on which the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

26

State Street Institutional Investment Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of State Street Institutional Investment Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of State Street Disciplined International Equity Fund and State Street Disciplined U.S. Equity Fund (collectively, the “Funds”) (two of the funds constituting State Street Institutional Investment Trust) as of December 31, 2016, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Street Disciplined International Equity Fund and State Street Disciplined U.S. Equity Fund (two of the funds constituting State Street Institutional Investment Trust) at December 31, 2016, and the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2017

27

State Street Institutional Investment Trust

Other Information

December 31, 2016 (Unaudited)

EXPENSE EXAMPLE

As a shareholder of a Fund, you incur two types of costs (1) transaction costs, including sales charges (loads), if applicable, on purchase payments, reinvested dividends, or other distributions and (2) ongoing costs, including advisory fees and to the extent applicable, distribution (12b-1) and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from July 1, 2016 to December 31, 2016.

The table below illustrates your Fund’s cost in two ways:

•

Based on actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period”.

•

Based on hypothetical 5% return – This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales load charges (loads). Therefore, the hypothetical 5% return section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		Actual		Hypothetical (assuming a 5% return before expenses)
	Annualized Expense Ratio	Ending Account Value	Expenses Paid During Period(a)	Ending Account Value	Expenses Paid During Period(a)
State Street Disciplined International Equity Fund
Class I	0.85%	$995.10	$4.26	$1,020.90	$4.32
State Street Disciplined U.S. Equity Fund
Class I	0.65	1,043.70	3.34	1,021.90	3.30

(a)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value of the period, multiplied by 184, then divided by 366.

28

State Street Institutional Investment Trust

Other Information — (continued)

December 31, 2016 (Unaudited)

Tax Information

For federal tax income tax purposes, the following information is furnished with respect to the distributions from the Funds for the fiscal year ended December 31, 2016.

Percentage of distributions which qualify for the corporate dividends received deduction:

Percentage
State Street Disciplined International Equity Fund	0.02%
State Street Disciplined U.S. Equity Fund	43.91

Qualified Dividend Income

A portion of dividends distributed by the Funds during the fiscal year ended December 31, 2016, are considered qualified dividend income, and are eligible for reduced tax rates. These lower rates range from 5% to 20% depending on the individual’s tax bracket. These amounts are noted below:

Amount
State Street Disciplined International Equity Fund	$84,172
State Street Disciplined U.S. Equity Fund	63,981

Foreign Tax Credit

The Funds have made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Funds to its shareholders. For the year ended December 31, 2016, the total amount of foreign taxes that will be passed through are:

Amount
State Street Disciplined International Equity Fund	$10,026

The amount of foreign source income earned on the following Funds during the year ended December 31, 2016 were as follows:

Amount
State Street Disciplined International Equity Fund	$100,915

29

State Street Institutional Investment Trust

Other Information — (continued)

December 31, 2016 (Unaudited)

Proxy Voting Policies and Procedures and Records

A description of the Trust’s proxy voting policies and procedures that are used by the Fund’s and the Portfolio’s investment adviser to vote proxies relating to the portfolio of securities are available (i) without charge, upon request by calling 1-800-997-7327 (toll free) or (ii) on the website of the SEC, at www.sec.gov. Information regarding how the investment adviser voted for the prior 12-month period ended June 30 is available by August 31 of each year by calling the same number and on the SEC’s website, at www.sec.gov, and on the Portfolio’s website at www.ssgafunds.com.

Quarterly Portfolio Schedule

The Funds file a complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on the Form N-Q is available upon request, without charge, by calling 1-800-997-7327 (toll free) and on the Funds’ website at www.ssgafunds.com.

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State Street Institutional Investment Trust

Other Information — (continued)

December 31, 2016 (Unaudited)

Trustee Considerations in Approval of

Investment Advisory Agreement

Overview of the Contract Review Process

Under the Investment Company Act of 1940, an investment advisory agreement between a mutual fund and its investment adviser must be approved by the fund’s board of trustees, including by a vote of a majority of those trustees who are not “interested persons” of the fund (the “Independent Trustees”) cast in-person at a meeting called for the purpose of considering such approval.

Consistent with these requirements, the Independent Trustees on the Board of Trustees (the “Board”) of the State Street Institutional Investment Trust (the “Trust”), met in-person on November 16-17, 2015, with respect to State Street Disciplined International Equity Fund, and on February 15-16, 2016, with respect to State Street Disciplined U.S. Equity Fund, each a new series of the Trust (each, a “New Fund”, and collectively, the “New Funds”), to consider a proposal to approve the investment advisory agreement (the “Advisory Agreement”) with SSGA Funds Management, Inc. (the “Adviser”). The Independent Trustees also discussed the State Street Disciplined International Equity Fund with representatives of the Adviser at their in-person meeting held on August 18-19, 2015 and the State Street Disciplined U.S. Equity Fund at their in-person meeting held on November 16-17, 2015. Prior to voting on the proposal, the Independent Trustees, as well as the Trustees who are “interested persons” of the Adviser, reviewed information furnished by the Adviser and others reasonably necessary to permit the Board to evaluate the proposal fully. The Independent Trustees were separately represented by co-counsel that is independent of the Adviser in connection with their consideration of approval of the Advisory Agreement. The Independent Trustees considered the information provided with respect to the Adviser and other service providers of the New Fund at the in-person meetings of the Board and its committees held in August and November of 2015 as well as at other meetings held throughout the year, which included, among other things, the following:

Information about Fees and Expenses

•	A report prepared by an independent third-party provider of investment company data, which included for each New Fund:

•

Comparisons of each New Fund’s estimated expense ratio (with detail of component expenses) to the expense ratios of a group of comparable mutual funds selected by the independent third-party data provider; and

•	Comparisons of each New Fund’s contractual and estimated actual management fees to the contractual and actual management fees of comparable mutual funds.

•

Comparative information regarding fees charged by the Adviser for managing institutional accounts using investment strategies and techniques similar to those used in managing each New Fund, to the extent applicable.

Information about Portfolio Management

•

Descriptions of the investment management services to be provided by the Adviser to the New Funds as well as such services provided to other funds in the fund complex (the “Other Funds”), including its investment strategies and processes;

31

State Street Institutional Investment Trust

Other Information — (continued)

December 31, 2016 (Unaudited)

•

Presentations by the portfolio managers and other investment professionals of the Adviser relating to the performance of the Other Funds and the investment strategies used in pursuing each Other Fund’s investment objective;

•

Information concerning the allocation of brokerage and the benefits to be received by the Adviser as a result of brokerage allocation, including information concerning the acquisition of any research through “soft dollar” benefits to be received in connection with each New Fund’s brokerage; and

•

Information regarding the procedures and processes to be used to value the assets of each New Fund and the assistance to be provided by the Adviser to its affiliates in monitoring the effectiveness of such procedures and processes.

Information about the Adviser

•	Reports detailing the financial results and condition of the Adviser and its affiliates;

•	Descriptions of the qualifications, education and experience of the individual investment professionals who will be responsible for managing the New Funds;

•	A copy of the Code of Ethics adopted by the Adviser, together with information relating to compliance with and the administration of such Code;

•	A copy of the Adviser’s proxy voting policies and procedures;

•

Information concerning the resources devoted by the Adviser to overseeing compliance by the New Funds and its service providers, including the Adviser’s record of compliance with investment policies and restrictions and other operating policies of the Other Funds;

•	A description of the business continuity and disaster recovery plans of the Adviser; and

•	Information regarding the Adviser’s risk management processes.

Other Relevant Information

•

Information concerning the nature, quality and cost of various non-investment management services to be provided to the New Funds by the Adviser in its role as administrator, and by affiliates of the Adviser, including the custodian, sub-administrator, fund accountant, transfer agent and securities lending agent of the New Funds, and the role of the Adviser in managing the New Funds’ relationship with these affiliated service providers;

•	The entrepreneurial risk undertaken by the Adviser as sponsor of the New Funds;

•	Copies of the Advisory Agreement and agreements with other service providers of the New Funds;

•

Draft responses to the letter dated March 11, 2015 from Joseph P. Barri, LLC (co-counsel along with the law firm of Sullivan & Worcester LLP (together, “Independent Counsel”) to the Independent Trustees reviewed prior to such date by Independent Counsel, requesting specific information regarding the Other Funds, certain of which was applicable to the New Funds, from each of:

•	The Adviser, with respect to its operations relating to the Other Funds and its approximate profit margins before taxes from such operations for the Other Funds’ last fiscal year; and the

32

State Street Institutional Investment Trust

Other Information — (continued)

December 31, 2016 (Unaudited)

relevant operations of other affiliated service providers to the Other Funds, together with their approximate profit margins from such relevant operations for the Other Funds’ last fiscal year;

•

State Street Bank and Trust Company (“State Street”), the sub-administrator, custodian, transfer agent, securities lending agent, and shareholder services for the Other Funds, with respect to its operations relating to the Other Funds; and

•

State Street Global Markets, LLC, the principal underwriter and distributor of the shares of the Other Funds (the “Distributor”), with respect to its operations relating to the Other Funds, together with the Other Funds’ related distribution plans and arrangements under SEC Rule 12b-1.

The Independent Trustees were assisted throughout the contract review process by their independent legal counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached with respect to the Advisory Agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to each New Fund.

Results of the Process

Based on a consideration of the foregoing and such other information as deemed relevant, including the factors and conclusions described below, on November 16-17, 2015, the Board, including a majority of the Independent Trustees, voted to approve the Advisory Agreement with respect to the State Street Disciplined International Equity Fund and on February 15-16, 2016, the Board, including a majority of the Independent Trustees, voted to approve the Advisory Agreement with respect to the State Street Disciplined U.S. Equity Fund.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory Agreement, the Board evaluated the nature, extent and quality of services to be provided to each New Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments to be held by each New Fund, including the education, experience and number of investment professionals and other personnel who will provide portfolio management, investment research, and similar services to the New Funds. The Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing particular markets, industries and specific issuers of securities in these markets and industries. The Board also took into account the compensation paid to recruit and retain investment personnel, and the time and attention to be devoted to each New Fund by senior management.

The Board reviewed the compliance programs of the Adviser and various affiliated service providers. Among other things, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity, the allocation of investment opportunities and the voting of proxies. The Board also considered the role of the Adviser in monitoring each New Fund’s securities lending activities.

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State Street Institutional Investment Trust

Other Information — (continued)

December 31, 2016 (Unaudited)

On the basis of the foregoing and other relevant information, the Board concluded that the Adviser can be expected to provide high quality investment management and related services for each New Fund.

Fund Performance

Because each New Fund has not yet commenced operations, the Board noted that they could not draw any conclusions regarding the performance of each New Fund. The Board requested information regarding the performance of other comparable funds or accounts managed by the Adviser and the performance of their respective benchmarks and/or peer groups and noted that there were no such comparable accounts. The Board also noted that it reviews at its regularly scheduled meetings information about the performance of the Other Funds and is generally satisfied with the performance of these Other Funds.

Management Fees and Expenses

The Board reviewed the contractual management fee rate to be payable by each New Fund and the actual management fee rate to be payable by each New Fund, net of waivers. As part of its review, the Board considered each New Fund’s management fee and total expense ratio (both before and after giving effect to any expense caps), as compared to a group of similarly managed funds selected by an independent third-party provider of investment company data. The Board also requested information about the comparability of the fees to be charged and the services to be provided to each New Fund by the Adviser to the fees charged and services provided to other clients of the Adviser, including institutional accounts, using a substantially similar investment strategy to the New Fund and noted that there were no such comparable accounts. In addition, the Board considered that the Adviser agreed to waive fees or pay expenses of each New Fund to limit the total expenses borne by the New Fund’s shareholders. Among other information, the Board considered the following expense information in its evaluation of each New Fund:

The Board considered that each New Fund’s contractual management fee was below the median of its Expense Group. The Board also considered that each New Fund’s expected actual management fees and total expenses were each below the medians of their respective Expense Group and Expense Universe.

Profitability

Because the New Funds have not yet commenced operations, the Board noted that they could not draw any conclusions regarding the profitability of the New Funds. The Board, however, reviewed the level of profits realized by the Adviser and its affiliates in providing investment advisory and other services to the Other Funds. The Board considered other direct and indirect benefits received by the Adviser and the affiliated service providers in connection with their relationships with the Other Funds, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Other Funds and other investment advisory clients, together with the ranges of profitability of each of the affiliated service providers with respect to their services to the Other Funds.

The Board concluded that the expected profitability of the Adviser with respect to each New Fund, and the expected profitability range of each of the affiliated service providers with respect to its services to each New Fund, were expected to be reasonable in relation to the services provided.

34

State Street Institutional Investment Trust

Other Information — (continued)

December 31, 2016 (Unaudited)

Economies of Scale

In reviewing expected management fees and anticipated profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the New Funds, on the other hand, can expect to realize benefits from economies of scale as the New Funds’ assets increase. The Board acknowledged the difficulty in accurately measuring the expected benefits resulting from the economies of scale with respect to the management of the New Funds in view of the fact that the New Funds had not yet commenced operations. The Board concluded that, in light of the fact that the New Funds have not yet commenced operations, and the comparatively low management fee and expense ratio of each New Fund, it does not appear that the Adviser or its affiliates are expected to realize benefits from economies of scale in managing the assets of each New Fund to such an extent that the proposed advisory fees should be reduced or that breakpoints in such fees should be implemented for each New Fund at this time.

Conclusions

In reaching its decision to approve the Advisory Agreement, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered. Each Trustee may have contributed different weight to the various factors. Based upon the materials reviewed, the representations made and the considerations described above, and as part of their deliberations, the Board, including the Independent Trustees, concluded that the Adviser possesses the capability and resources to perform the duties required of it under the Advisory Agreement.

Further, based upon its review of the Advisory Agreement, the materials provided, and the considerations described above, the Board, including the Independent Trustees, concluded that (1) the terms of the Advisory Agreement are reasonable, fair, and in the best interests of each New Fund and its shareholders, and (2) the rates to be payable under the Advisory Agreement are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality.

35

State Street Institutional Investment Trust

Other Information — (continued)

December 31, 2016 (Unaudited)

Trustees and Officers Information

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
Independent Trustees
Michael F. Holland c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1944	Trustee and Co-Chairman of the Board	Term: Indefinite Elected: 7/99	Chairman, Holland & Company L.L.C. (investment adviser) (1995 – present).	72	Director, the Holland Series Fund, Inc.; Director, The China Fund, Inc.; Director, The Taiwan Fund, Inc.; Director, Reaves Utility Income Fund, Inc.; and Director, Blackstone/GSO Loans (and Real Estate) Funds.
Patrick J. Riley c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1948	Trustee and Co-Chairman of the Board	Term: Indefinite Elected: 1/14	2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); 1998 to Present, Independent Director, State Street Global Advisers Ireland, Ltd. (investment company); 1998 to Present, Independent Director, SSGA Liquidity plc (formerly, SSGA Cash Management Fund plc); January 2009 to Present, Independent Director, SSGA Fixed Income plc; and January 2009 to Present, Independent Director, SSGA Qualified Funds PLC.	78	Board Director and Chairman, SPDR Europe 1PLC Board (2011 –Present); Board Director and Chairman, SPDR Europe II, PLC (2013 – Present).
William L. Boyan (1) c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1937	Trustee and Co-Chairman of the Valuation Committee	Term: Indefinite Elected: 7/99	President and Chief Operations Officer, John Hancock Financial Services (1959 – 1999). Mr. Boyan retired in 1999.	78	Chairman Emeritus, Children’s Hospital, Boston, MA (1984 – 2011); Former Trustee of Old Mutual South Africa Master Trust (investments) (1995 – 2008); Former Chairman, Boston Plan For Excellence, Boston Public Schools (1995 – 2010); Member of Advisory Board of Florida Atlantic University Lifelong Learning Society.
William L. Marshall c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1942	Trustee and Co-Chairman of the Audit Committee	Term: Indefinite Elected: 1/14	July 2016 to Present, Chief Executive Officer and Chief Compliance Officer, The Marshall Financial Group, Inc; 2015 to present, Board member, The Doylestown Health Foundation Board; April 2011 to June 2016, Chairman (until April 2011, Chief Executive Officer and President), Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Financial Planners Association.	78

36

State Street Institutional Investment Trust

Other Information — (continued)

December 31, 2016 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
Independent Trustees (continued)
Richard D. Shirk c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1945	Trustee and Co-Chairman of the Qualified Legal and Compliance Committee	Term: Indefinite Elected: 1/14	March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired); 1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare); 1998 to December 2008, Chairman, Board Member and December 2008 to Present, Investment Committee Member, Healthcare Georgia Foundation (private foundation); September 2002 to 2012, Lead Director and Board Member, Amerigroup Corp. (managed health care); 1999 to 2013, Board Member and (since 2001) Investment Committee Member, Woodruff Arts Center; 2003 to 2009, Trustee, Gettysburg College; Board member, AeroCare Holdings (privately held healthcare services company) (February 2003 – Present); Board member, Regenesis Biomedical (health care services) (April 2012 – present), Chairman, (January 2014 – present).	78	—
Rina K. Spence c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1948	Trustee and Co-Chairman of the Qualified Legal and Compliance Committee and Co-Chairman of the Governance Committee	Term: Indefinite Elected: 7/99	President of SpenceCare International LLC (international healthcare consulting) (1999 – present); Chief Executive Officer, IEmily.com (health internet company) (2000 – 2001); Chief Executive Officer of Consensus Pharmaceutical, Inc. (1998 – 1999); Founder, President and Chief Executive Officer of Spence Center for Women’s Health (1994 – 1998); President and CEO, Emerson Hospital (1984 – 1994); Honorary Consul for Monaco in Boston (2015 – present).	78	Trustee, Eastern Enterprise (utilities) (1988 – 2000); Director, Berkshire Life Insurance Company of America (1993 – 2009).
Bruce D. Taber c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1943	Trustee and Co-Chairman of the Valuation Committee and Co-Chairman of the Governance Committee	Term: Indefinite Elected: 1/14	1999 to Present, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); Until December 2008, Independent Director, SSGA Cash Management Fund plc; Until December 2008, Independent Director, State Street Global Advisers Ireland, Ltd. (investment companies); and Until August 1994, President, Alonzo B. Reed, Inc., (a Boston architect-engineering firm).	72	—

37

State Street Institutional Investment Trust

Other Information — (continued)

December 31, 2016 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
Independent Trustees (continued)
Douglas T. Williams c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1940	Trustee and Co-Chairman of the Audit Committee	Term: Indefinite Elected: 7/99	Retired Executive Vice President and member of Executive Committee, Chase Manhattan Bank (1987 – 1999); President, Boston Stock Exchange Depository Trust Company, 1981 – 1982; Treasurer, Nantucket Educational Trust, (2002 – 2007).	78	—
Michael A. Jessee c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1946	Trustee	Term: Indefinite Appointed: 7/16	Retired; formerly, President and Chief Executive Officer of the Federal Home Loan Bank of Boston (1989 – 2009). Trustee, Randolph-Macon College (2004 – 2016).	78	—

Interested Trustee(2)
James E. Ross SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1965	Trustee	Term: Indefinite Appointed: 2/07	Executive Vice President; State Street Global Advisors (2006 – present); Chairman and Director, SSGA Funds Management, Inc. (2012 – present); Principal, State Street Global Advisors (2006 – present); President, SSGA Funds Management, Inc. (2005 – 2012).	265	SSGA SPDR ETFs Europe I plc (Director) (November 2016 – present); SSGA SPDR ETFs Europe II plc (Director) (November 2016 – present).

(1)	Mr. Boyan retired as a Trustee of the Trust effective February 16, 2017.

(2)	Mr. Ross is an Interested Trustee because of his employment by SSGA Funds Management, Inc., an affiliate of the Trust.

†	For the purpose of determining the number of portfolios overseen by the Trustees, “Fund Complex” comprises registered investment companies for which SSGA Funds Management, Inc. serves as investment adviser.

The following lists the principal officers for the Trust, as well as their mailing addresses and ages, positions with the Trust and length of time served, and present and principal occupations:

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Officers:
Ellen M. Needham SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1967	President	Term: Indefinite Elected: 10/12	President and Director, SSGA Funds Management, Inc. (2001 – present)*; Senior Managing Director, State Street Global Advisors (1992 – present).*

38

State Street Institutional Investment Trust

Other Information — (continued)

December 31, 2016 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Officers: (continued)
Bruce S. Rosenberg SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1961	Treasurer	Term: Indefinite Elected: 2/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 – present); Director, Credit Suisse (April 2008 – July 2015).
Ann M. Carpenter SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1966	Vice President and Deputy Treasurer	Term: Indefinite Elected: 10/12 Term: Indefinite Elected: 2/16	Chief Operating Officer, SSGA Funds Management, Inc. (2005 – present)*; Managing Director, State Street Global Advisors (2005 – present).*
Chad C. Hallett SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1969	Deputy Treasurer	Term: Indefinite Elected: 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 – present); Vice President, State Street Bank and Trust Company (2001 – November 2014).*
Darlene Anderson-Vasquez SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1968	Deputy Treasurer	Term: Indefinite Elected: 11/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016 – present); Senior Vice President, John Hancock Investments (September 2007 – May 2016).
Sujata Upreti SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1974	Assistant Treasurer	Term: Indefinite Elected: 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (May 2015 – present); Assistant Director, Cambridge Associates, LLC (July 2014 – January 2015); Vice President, Bank of New York Mellon (July 2012 – August 2013); Manager, PricewaterhouseCoopers, LLP (September 2003 – July 2012).
Daniel Foley SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1972	Assistant Treasurer	Term: Indefinite Elected: 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (April 2007 – present).*
Brian Harris SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1973	Chief Compliance Officer and Code of Ethics Compliance Officer	Term: Indefinite Elected: 11/13 Term: Indefinite Elected: 9/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (2013 – Present)*; Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (September 2010 to May 2013); Director of Compliance, AARP Financial Inc. (July 2008 to August 2010).
Joshua A. Weinberg SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1978	Chief Legal Officer	Term: Indefinite Elected: 2/15	Vice President and Managing Counsel, State Street Global Advisors (2011 – present); Clerk, SSGA Funds Management, Inc. (2013 – present); Associate, Financial Services Group, Dechert LLP (2005 – 2011).

39

State Street Institutional Investment Trust

Other Information — (continued)

December 31, 2016 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Officers: (continued)
Jesse D. Hallee State Street Bank and Trust Company 100 Summer Street, 7th Floor Boston, MA 02111 YOB: 1976	Secretary	Term: Indefinite Elected: 9/16	Vice President and Managing Counsel, State Street Bank and Trust Company (2013 – present); Vice President and Counsel, Brown Brothers Harriman & Co. (2007 – 2013).
Khimmara Greer State Street Bank and Trust Company 100 Summer Street, 7th Floor Boston, MA 02111 YOB: 1983	Assistant Secretary	Term: Indefinite Elected: 5/16	Vice President and Counsel, State Street Bank and Trust Company (2015 – present); Regulatory Advisor, JPMorgan (2014 – 2015); Claims Case Manager, Liberty Mutual Insurance (2012 – 2014); Contract Attorney, Various Law Firms (2011 – 2012).

*	Served in various capacities and/or with various affiliated entities during noted time period.

Statement of Additional Information (SAI) includes additional information about Funds’ directors and is available, without charge, upon request and by calling 1-800-997-7327.

40

Trustees

Michael F. Holland

Michael A. Jessee

William L. Marshall

Patrick J. Riley

James E. Ross

Richard D. Shirk

Rina K. Spence

Bruce D. Taber

Douglas T. Williams

Investment Adviser and Administrator

SSGA Funds Management, Inc.

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Custodian, Sub-Administrator and Transfer Agent of the Funds

State Street Bank and Trust Company

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

Legal Counsel

Ropes & Gray LLP

800 Boylston Street

Boston, MA 02199

Transfer Agent of the Funds

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Distributor

State Street Global Markets LLC

State Street Financial Center

One Lincoln Street

Boston, MA 02111

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of shares of beneficial interest.

State Street Institutional Investment Trust State Street Bank and Trust Company P.O. Box 5049 Boston, MA 02206	SSIITDISCAR IBG-22894

The information contained in this report is intended for the general information of shareholders of the Fund. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Fund prospectus which contains important information concerning the Fund and the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-800-997-7327 or visiting www.ssgafunds.com. Please read the prospectus carefully before investing in the Fund.

Annual Report

31 December 2016

State Street Institutional Investment Trust

State Street Disciplined Global Equity Fund

The information contained in this report is intended for the general information of shareholders of the Fund. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Fund prospectus which contains important information concerning the Fund and the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-800-997-7327 or visiting www.ssgafunds.com. Please read the prospectus carefully before investing in the Fund.

State Street Institutional Investment Trust

State Street Disciplined Global Equity Fund

Annual Report

December 31, 2016

The information contained in this report is intended for the general information of shareholders of the Fund. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Fund prospectus which contains important information concerning the Fund and the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-800-997-7327 or visiting www.ssgafunds.com. Please read the prospectus carefully before investing in the Fund.

State Street Institutional Investment Trust

State Street Disciplined Global Equity Fund

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

The State Street Disciplined Global Equity Fund (the “Fund”) seeks to provide competitive long-term returns while maintaining low long-term volatility relative to the broad global equity market. The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in the Disciplined Global Equity Portfolio. The Fund’s benchmark is the MSCI World Index (the “Index”).

For the period from February 18, 2016 (inception) through December 31, 2016 (the “Reporting Period”), the total return for the Fund’s Class I shares was 9.85%, and the Index was 15.56% (Net). The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses, which would have a negative impact on returns.

The Fund was incepted midway through the first quarter of 2016, coinciding with significant uncertainty and volatility in the global equity markets. The Fund’s strategy to favor securities with low security-specific risk provided some downside protection during February. Performance during the month was driven by lower beta, higher quality stocks coupled with larger active weights in the defensive sectors. However, during March market sentiment increased sharply as positive economic data and verbal support from global central banks improved investor confidence. The recovery of commodity prices continued through March with a significant increase in risk appetite which hurt Fund performance as the Fund portfolio favored stocks with relatively reasonable valuations and robust free cash flow that were not rewarded by the market.

Global equity markets faced another set of challenges during the second quarter of 2016 as optimism on the commodity led reflation trade reversed dramatically in late June as the Brexit vote (Britain’s vote in favor of the United Kingdom withdrawing from the European Union) renewed broader economic concerns. In light of this, the Fund overall fared well, particularly in June as positive value was added due to defensive tilts and stock selection, while underweights to the United Kingdom and most European countries contributed to relative performance versus the Index.

Across the developed world, mixed economic releases pointed to a continuation of muddling through, thus alleviating the Brexit concerns that dominated the market during the second quarter. Countries that were sold off during the second quarter saw a rather strong recovery during the third quarter. The Fund’s strategy designed for lower risk positioning faced a strong headwind on performance as the market reverted to favoring higher risk and higher beta securities. Rising interest rate concerns drove a negative allocation effect from the Fund’s overweight of the utilities sector as compared to the Index. The same rate dynamic caused a significant lag in performance from the Fund’s underweight of the financials sector and lower exposure to bank stocks versus the Index. Also, diminishing risk aversion saw investors rotating into riskier technology names at the expense of the more defensive health care and consumer staple stocks that the Fund owned.

Portfolio positioning into the fourth quarter of 2016 continued to reflect the long term challenges in the global economic recovery, with low allocations to the cyclical industries and the financials sector. However, global equity investors accelerated their rotation into cyclicals after the U.S. elections. The Fund was negatively affected by the performance of the financials sector as this segment of the market rallied heavily on a more hawkish rate outlook and a sharp steepening in yield curves. Financials were also perceived to benefit from a more benign regulatory environment envisaged under the Trump

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State Street Institutional Investment Trust

State Street Disciplined Global Equity Fund

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) — (continued)

administration. In addition, lower allocations to energy companies and an emphasis on telecommunication services hurt overall Fund performance for the quarter.

In summary, the “risk on” rally which was sustained through the second half of the year benefitted pro-cyclical, higher beta equities which negatively impacted Fund performance as the Fund was more defensively positioned.

On an individual security level, the top positive contributors to the Fund’s performance were Quest Diagnostics Inc., Cintas Corporation, and Waste Management Inc. The top negative contributors to the Fund’s performance were Koninklijke Ahold Delhaize N, L Brands Inc., Amerisourcebergen Corporation.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

2

State Street Institutional Investment Trust

State Street Disciplined Global Equity Fund

Performance Summary (Unaudited)

Growth of a $10,000 Investment (a)

Investment Performance (a)

For the Period Ended December 31, 2016

Cumulative Total Return Inception to Date* December 31, 2016

State Street Disciplined Global Equity Fund Class I	9.85%

MSCI World Index(b)	15.56%

*	Inception date is February 18, 2016.

(a)

Total returns and performance graph information represent past performance and are not indicative of future results, which may be lower or higher than performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor’s share, when redeemed, may be worth more or less than its original cost. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions, sales, or the redemption of fund shares.

(b)	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

Line graph is based on cumulative total return.

3

State Street Institutional Investment Trust

State Street Disciplined Global Equity Fund

Statement of Assets and Liabilities

December 31, 2016

Assets
Investment in State Street Disciplined Global Equity Portfolio	$3,217,389
Receivable for investments sold	4,921
Receivable from adviser (Note 3)	5,160
Prepaid expenses and other assets	11

Total assets	3,227,481

Liabilities
Advisory fee payable (Note 3)	2,071
Custodian fees payable (Note 3)	1,113
Administration fees payable (Note 3)	138
Transfer agent fees payable (Note 3)	6,362
Registration and filing fees payable	1,694
Professional fees payable	21,582
Printing and postage fees payable	3
Accrued expenses and other liabilities	520

Total liabilities	33,483

Net Assets	$3,193,998

Net Assets Consist of:
Paid-in Capital	$3,000,000
Undistributed (distribution in excess of) net investment income (loss)	15
Accumulated net realized gain (loss) on investments	6,953
Net unrealized appreciation (depreciation) on:
Investment in State Street Disciplined Global Equity Portfolio	187,030

Net Assets	$3,193,998

Net Asset Value Per Share
Class I
Net assets	$3,193,998
Shares outstanding	300,000

Net asset value, offering and redemption price per share	$10.65

Cost of Investments:
Investment in State Street Disciplined Global Equity Portfolio	$3,030,359

Shares of State Street Disciplined Global Equity Portfolio	300,000

See accompanying notes to financial statements and financial statements of the Master Portfolio.

4

State Street Institutional Investment Trust

State Street Disciplined Global Equity Fund

Statement of Operations

For the Period Ended December 31, 2016(a)

Investment Income
Dividend income from State Street Disciplined Global Equity Portfolio (Note 2)	$84,310

Expenses
Advisory fee (Note 3)	21,006
Administration fees (Note 3)	1,400
Custodian fees (Note 3)	11,899
Trustees’ fees and expenses (Note 4)	14,715
Transfer agent fees (Note 3)	11,049
Registration and filing fees	28,941
Professional fees	31,184
Printing and postage fees	29,159
Insurance expense	11
Miscellaneous expenses	1,168

Total expenses	150,532

Expenses waived/reimbursed by the Adviser (Note 3)	(129,525)

Net expenses	21,007

Net Investment Income (Loss)	63,303

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment in State Street Disciplined Global Equity Portfolio	13,403
Capital gain distributions from State Street Disciplined Global Equity Portfolio	30,762

Net realized gain (loss)	44,165

Net change in unrealized appreciation/depreciation on:
Investment in State Street Disciplined Global Equity Portfolio	187,030

Net Realized and Unrealized Gain (Loss)	231,195

Net Increase (Decrease) in Net Assets from Operations	$294,498

(a)	For the period February 18, 2016 (inception date) through December 31, 2016.

See accompanying notes to financial statements and financial statements of the Master Portfolio.

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State Street Institutional Investment Trust

State Street Disciplined Global Equity Fund

Statement of Changes in Net Assets

For the Period 2/18/16* - 12/31/16
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$63,303
Net realized gain (loss)	44,165
Net change in unrealized appreciation/depreciation	187,030

Net increase (decrease) in net assets resulting from operations	294,498

Distributions to Shareholders from:
Net investment income	(94,050)
Net realized gains	(6,450)

Total distributions to shareholders	(100,500)

Net Increase (Decrease) from Capital Share Transactions: Class I
Shares sold	3,000,000

Net increase (decrease) in net assets from capital share transactions	3,000,000

Net increase (decrease) in net assets during the period	3,193,998

Net assets at beginning of period	–

Net Assets at End of Period	$3,193,998

Undistributed (distribution in excess of) net investment income (loss)	$15

Shares of Beneficial Interest:
Class I
Shares sold	300,000

Net increase (decrease)	300,000

*	Inception date.

See accompanying notes to financial statements and financial statements of the Master Portfolio.

6

State Street Institutional Investment Trust

State Street Disciplined Global Equity Fund

Financial Highlights

Selected data for a share outstanding throughout the period

	Class I
	For the Period 2/19/16* - 12/31/16
Net asset value, beginning of period	$10.00

Income (loss) from investment operations
Net investment income (loss)(a)	0.21
Net realized and unrealized gain (loss)	0.77

Total from investment operations	0.98

Distributions to shareholders from:
Net investment income	(0.31)
Net realized gains	(0.02)

Total distributions	(0.33)

Net asset value, end of period	$10.65

Total return(b)	9.85%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$3,194
Ratios to average net assets:
Total expenses	5.37	%(c)
Net expenses	0.75	%(c)
Net investment income (loss)	2.26	%(c)
Portfolio turnover rate(d)	38%

*	Commencement of operations.

(a)	Net investment income per share is calculated using the average shares method.

(b)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total return for periods of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover rate is from the State Street Disciplined Global Equity Portfolio.

See accompanying notes to financial statements and financial statements of the Master Portfolio.

7

State Street Institutional Investment Trust

State Street Disciplined Global Equity Fund

Notes to Financial Statements

December 31, 2016

1.	Organization

State Street Institutional Investment Trust (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (“1940 Act”), is an open-end management investment company.

As of December 31, 2016, the Trust consists of thirty-three (33) series and corresponding classes, each of which have the same rights and privileges, including voting rights. The Declaration of Trust permits the Board of Trustees of the Trust (the “Board”) to authorize the issuance of an unlimited number of shares of beneficial interest with no par value. The financial statements herein relate only to the following fund (the “Fund”):

Fund	Classes	Commencement of Operations	Diversification Classification
State Street Disciplined Global Equity Fund	Class A Class C Class I Class K	Not commenced Not commenced February 19, 2016 Not commenced	Diversified

The Fund is part of a master-feeder structure and invests substantially all of its assets (99.97% at December 31, 2016) in State Street Disciplined Global Equity Portfolio (the “Portfolio”), a series of a separately registered investment company called SSGA Active Trust. The financial statements of the Portfolio, including its Schedule of Investments, are attached to this report and should be read in conjunction with the Fund’s financial statements.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Security Valuation

The Fund records its investments in the Portfolio at fair value (net asset value) each business day. The valuation policy of the Portfolio is discussed in Note 2 of the Portfolio’s Notes to Financial Statements, which are attached to this report.

The Portfolio’s investments are valued at fair value each day that the Portfolio’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day the

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State Street Institutional Investment Trust

State Street Disciplined Global Equity Fund

Notes to Financial Statements — (continued)

December 31, 2016

Portfolio’s listing exchange is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of the Portfolio are valued pursuant to policy and procedures developed by the Oversight Committee (the “Committee”) and approved by the Board. The Committee provides oversight of the valuation of investments for the Portfolio. The Board has responsibility for determining the fair value of investments. The summary of the inputs used for the Portfolio, as of December 31, 2016, in valuing the Portfolio’s securities carried at fair value are discussed in Note 2 of the Portfolio’s Notes to Financial Statements, which are attached to this report.

The investment in the Portfolio is categorized as Level 1 for financial reporting purposes.

Investment Transactions and Income Recognition

Investment transactions are accounted for on the trade date for financial reporting purposes. Dividend income and capital gain distributions, if any, are recognized daily on the ex-dividend date, net of foreign taxes withheld at source, if any. Realized gains and losses from the sale or disposition of investments are determined using the identified cost method.

Expenses

Certain expenses, which are directly identifiable to a specific Fund, are applied to that Fund within the Trust. Other expenses which cannot be attributed to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and relative net assets of the Funds within the Trust. Class specific expenses are borne by each class.

Distributions

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. The amount and character of income and capital gains to be distributed are determined in accordance with applicable tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes.

3.	Fees and Transactions with Affiliates

Advisory Fee

The Fund has entered into an Investment Advisory Agreement with SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”). For its advisory services to the Fund, facilities furnished, and expenses borne by the Adviser, the Fund pays the Adviser a fee accrued daily and paid monthly, at the rate of 0.75% of the Fund’s average daily net assets.

The Adviser is contractually obligated until April 30, 2017, to waive its management fee and/or to reimburse the Fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses, acquired fund fees and expenses, and any class-specific expenses, such as distribution, shareholder servicing, and sub-transfer agency fees) exceed 0.75% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated prior to April 30,

9

State Street Institutional Investment Trust

State Street Disciplined Global Equity Fund

Notes to Financial Statements — (continued)

December 31, 2016

2017 except with the approval of the Board. For the period ended December 31, 2016, fees waived and expenses reimbursed by the Adviser, pursuant to the agreement, were $122,989.

Administrator and Sub-Administrator Fees

SSGA FM serves as administrator and State Street Bank and Trust Company (“State Street”), an affiliate of the Adviser, serves as custodian and sub-administrator to the Fund. For its administration services, the Fund pays SSGA FM a fee at an annual rate of 0.05% of its average daily net assets. The fees are accrued daily and paid monthly. For its services as custodian, the Fund pays State Street an annual fee. SSGA FM pays State Street for its services as sub-administrator.

Distribution Fees

State Street Global Markets LLC (the “Distributor” or “SSGM”) serves as the distributor of the Fund. SSGM is a wholly owned subsidiary of State Street Corporation. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act under which a Fund may compensate the Distributor (or others) for services in connection with the distribution of the Fund’s Class A shares and for services provided to shareholders in that class (the “Plan”). The Plan calls for payments at an annual rate (based on average daily net assets) of 0.25% of the Fund’s net assets attributable to its Class A shares. As of December 31, 2016, the Fund’s Class A shares have not commenced operations. In addition to payments under the Plan, the Fund may reimburse SSGM or its affiliates for payments it makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement and the manner in which it is calculated are reviewed by the Trustees periodically.

The Fund may also pay a sub-transfer agent fee at an annual rate of up to 0.20% of the Fund’s average daily net assets attributable to Class A and Class I for recordkeeping, shareholder servicing, or administrative services provided by financial intermediaries.

Transfer Agent Fees

Boston Financial Data Services (“BFDS”), a joint venture of DST Systems, Inc. and State Street Corporation, serves as transfer agent and dividend disbursing agent to the Fund. For these services, the Fund pays annual account services fees, activity-based fees, and charges related to compliance and regulatory services.

Other Transactions with Affiliates

From time to time, the Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Fund. As of December 31, 2016, based on management’s evaluation of the shareholder account base, the Fund had accounts representing controlling ownership of more than 10% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 10%

10

State Street Institutional Investment Trust

State Street Disciplined Global Equity Fund

Notes to Financial Statements — (continued)

December 31, 2016

of the aggregate shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 10% Affiliated Account Holders	Percentage of Affiliated Ownership
State Street Disciplined Global Equity Fund	1	100%

4.	Trustees’ Fees

The fees and expenses of the Trust’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), are paid directly by the Fund. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance and industry seminars.

5.	Income Tax Information

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. Therefore, no provision for federal income tax is required.

The Fund files federal and various state and local tax returns as required. No income tax returns are currently under examination. Generally, the federal returns are subject to examination by the Internal Revenue Service for a period of three years from date of filing, while the state returns may remain open for an additional year depending upon jurisdiction. SSGA FM has analyzed the Fund’s tax positions taken on tax returns and does not believe there are any uncertain tax positions that would require recognition of a tax liability.

Distributions to shareholders are recorded on ex-dividend date. Income dividends and gain distributions are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles.

The tax character of distributions paid during the period ended December 31, 2016, was as follows:

	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total
State Street Disciplined Global Equity Fund	$100,500	$–	$–	$100,500

At December 31, 2016, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryforwards	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)	Qualified Late-Year Losses	Total
State Street Disciplined Global Equity Fund	$6,968	$–	$–	$187,030	$–	$193,998

11

State Street Institutional Investment Trust

State Street Disciplined Global Equity Fund

Notes to Financial Statements — (continued)

December 31, 2016

As of December 31, 2016, gross unrealized appreciation and gross unrealized depreciation of investments based on cost for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
State Street Disciplined Global Equity Fund	$3,030,359	$187,030	$–	$187,030

6.	Line of Credit

The Fund and other affiliated funds (each a “Participant” and, collectively, the “Participants”) participate in a $360 million revolving credit facility provided by a syndication of banks under which the Participant may borrow to fund shareholder redemptions. This agreement expires in October 2017 unless extended or renewed. Prior to October 13, 2016, the Participant could borrow up to $360 million at any time outstanding, subject to asset coverage and other limitations as specified in the agreements.

The Participants are charged an annual commitment fee which is calculated based on the unused portion of the shared credit line. Commitment fees are allocated among each of the Participants based on relative net assets. Commitment fees are ordinary fund operating expenses. A Participant incurs and pays the interest expense related to its borrowing. Interest is calculated at a rate per annum equal to the sum of 1% plus the greater of the New York Fed Bank Rate and 1-month LIBOR rate. Prior to October 13, 2016, interest was calculated at a rate per annum equal to the sum of the New York Fed Bank Rate plus 1%.

The Fund had no outstanding loans during the period ended December 31, 2016.

7.	Risks

Market and Credit Risk

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the general economic conditions and fluctuations of the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

8.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date on which the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

12

State Street Institutional Investment Trust

State Street Disciplined Global Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of State Street Institutional Investment Trust and Shareholders of State Street Disciplined Global Equity Fund:

We have audited the accompanying statement of assets and liabilities of State Street Disciplined Global Equity Fund (one of the funds constituting State Street Institutional Investment Trust) (the “Fund”) as of December 31, 2016, and the related statement of operations, statement of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Street Disciplined Global Equity Fund (one of the funds constituting State Street Institutional Investment Trust) at December 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2017

13

State Street Institutional Investment Trust

State Street Disciplined Global Equity Fund

Other Information

December 31, 2016 (Unaudited)

EXPENSE EXAMPLE

As a shareholder of a Fund, you incur two types of costs (1) transaction costs, including sales charges (loads), if applicable, on purchase payments, reinvested dividends, or other distributions and (2) ongoing costs, including advisory fees and to the extent applicable, distribution (12b-1) and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from July 1, 2016 to December 31, 2016.

The table below illustrates your Fund’s cost in two ways:

•

Based on actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period”.

•

Based on hypothetical 5% return – This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales load charges (loads). Therefore, the hypothetical 5% return section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		Actual		Hypothetical (assuming a 5% return before expenses)
	Annualized Expense Ratio	Ending Account Value	Expenses Paid During Period(a)	Ending Account Value	Expenses Paid During Period(a)
State Street Disciplined Global Equity Fund	0.75%	$1,011.50	$3.79	$1,021.40	$3.81

(a)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value of the period, multiplied by 184, then divided by 366.

14

State Street Institutional Investment Trust

State Street Disciplined Global Equity Fund

Other Information — (continued)

December 31, 2016 (Unaudited)

Tax Information

For federal tax income tax purposes, the following information is furnished with respect to the distributions from the Fund for the fiscal year ended December 31, 2016.

Percentage of distributions which qualify for the corporate dividends received deduction:

Percentage
State Street Disciplined Global Equity Fund	18.49%

Qualified Dividend Income

A portion of dividends distributed by the Fund during the fiscal year ended December 31, 2016, are considered qualified dividend income, and are eligible for reduced tax rates. These lower rates range from 5% to 20% depending on the individual’s tax bracket. These amounted to $47,010.

Proxy Voting Policies and Procedures and Records

A description of the Trust’s proxy voting policies and procedures that are used by the Funds’ investment adviser to vote proxies relating to the Funds’ portfolio of securities are available (i) without charge, upon request by calling 1-800-997-7327 (toll free) or (ii) on the website of the SEC, at www.sec.gov.

Information regarding how the investment adviser voted for the prior 12-months period ended June 30 is available by August 31 of each year by calling the same number and on the SEC’s website, at www.sec.gov, and on the Funds’ website at www.ssgafunds.com.

Quarterly Portfolio Schedule

The Fund files a complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on the Form N-Q is available upon request, without charge, by calling 1-800-997-7327 (toll free) and on the Fund’s website at www.ssgafunds.com.

15

State Street Institutional Investment Trust

State Street Disciplined Global Equity Fund

Other Information — (continued)

December 31, 2016 (Unaudited)

Trustees and Officers Information

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
Independent Trustees
Michael F. Holland c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1944	Trustee and Co-Chairman of the Board	Term: Indefinite Elected: 7/99	Chairman, Holland & Company L.L.C. (investment adviser) (1995 – present).	72	Director, the Holland Series Fund, Inc.; Director, The China Fund, Inc.; Director, The Taiwan Fund, Inc.; Director, Reaves Utility Income Fund, Inc.; and Director, Blackstone/GSO Loans (and Real Estate) Funds.
Patrick J. Riley c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1948	Trustee and Co-Chairman of the Board	Term: Indefinite Elected: 1/14	2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); 1998 to Present, Independent Director, State Street Global Advisers Ireland, Ltd. (investment company); 1998 to Present, Independent Director, SSGA Liquidity plc (formerly, SSGA Cash Management Fund plc); January 2009 to Present, Independent Director, SSGA Fixed Income plc; and January 2009 to Present, Independent Director, SSGA Qualified Funds PLC.	78	Board Director and Chairman, SPDR Europe 1PLC Board (2011 – Present); Board Director and Chairman, SPDR Europe II, PLC (2013 – Present).
William L. Boyan (1) c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1937	Trustee and Co-Chairman of the Valuation Committee	Term: Indefinite Elected: 7/99	President and Chief Operations Officer, John Hancock Financial Services (1959 – 1999). Mr. Boyan retired in 1999.	78	Chairman Emeritus, Children’s Hospital, Boston, MA (1984 – 2011); Former Trustee of Old Mutual South Africa Master Trust (investments) (1995 – 2008); Former Chairman, Boston Plan For Excellence, Boston Public Schools (1995 – 2010); Member of Advisory Board of Florida Atlantic University Lifelong Learning Society.

16

State Street Institutional Investment Trust

State Street Disciplined Global Equity Fund

Other Information — (continued)

December 31, 2016 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
William L. Marshall c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1942	Trustee and Co-Chairman of the Audit Committee	Term: Indefinite Elected: 1/14	July 2016 to Present, Chief Executive Officer and Chief Compliance Officer, The Marshall Financial Group, Inc; 2015 to present, Board member, The Doylestown Health Foundation Board; April 2011 to June 2016, Chairman (until April 2011, Chief Executive Officer and President), Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Financial Planners Association.	78
Richard D. Shirk c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1945	Trustee and Co-Chairman of the Qualified Legal and Compliance Committee	Term: Indefinite Elected: 1/14	March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired); 1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare); 1998 to December 2008, Chairman, Board Member and December 2008 to Present, Investment Committee Member, Healthcare Georgia Foundation (private foundation); September 2002 to 2012, Lead Director and Board Member, Amerigroup Corp. (managed health care); 1999 to 2013, Board Member and (since 2001) Investment Committee Member, Woodruff Arts Center; 2003 to 2009, Trustee, Gettysburg College; Board member, AeroCare Holdings (privately held healthcare services company) (February 2003 – Present); Board member, Regenesis Biomedical (health care services) (April 2012 – present), Chairman, (January 2014 – present).	78

17

State Street Institutional Investment Trust

State Street Disciplined Global Equity Fund

Other Information — (continued)

December 31, 2016 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
Rina K. Spence c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1948	Trustee and Co-Chairman of the Qualified Legal and Compliance Committee and Co-Chairman of the Governance Committee	Term: Indefinite Elected: 7/99	President of SpenceCare International LLC (international healthcare consulting) (1999 – present); Chief Executive Officer, IEmily.com (health internet company) (2000 – 2001); Chief Executive Officer of Consensus Pharmaceutical, Inc. (1998 – 1999); Founder, President and Chief Executive Officer of Spence Center for Women’s Health (1994 – 1998); President and CEO, Emerson Hospital (1984 – 1994); Honorary Consul for Monaco in Boston (2015 – present).	78	Trustee, Eastern Enterprise (utilities) (1988 – 2000); Director, Berkshire Life Insurance Company of America (1993 – 2009).
Bruce D. Taber c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1943	Trustee and Co-Chairman of the Valuation Committee and Co-Chairman of the Governance Committee	Term: Indefinite Elected: 1/14	1999 to Present, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); Until December 2008, Independent Director, SSGA Cash Management Fund plc; Until December 2008, Independent Director, State Street Global Advisers Ireland, Ltd. (investment companies); and Until August 1994, President, Alonzo B. Reed, Inc., (a Boston architect-engineering firm).	72
Douglas T. Williams c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1940	Trustee and Co-Chairman of the Audit Committee	Term: Indefinite Elected: 7/99	Retired Executive Vice President and member of Executive Committee, Chase Manhattan Bank (1987 – 1999); President, Boston Stock Exchange Depository Trust Company, 1981 – 1982; Treasurer, Nantucket Educational Trust, (2002 – 2007).	78
Michael A. Jessee c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1946	Trustee	Term: Indefinite Appointed: 7/16	Retired; formerly, President and Chief Executive Officer of the Federal Home Loan Bank of Boston (1989 – 2009); Trustee, Randolph-Macon College (2004 – 2016).	78

18

State Street Institutional Investment Trust

State Street Disciplined Global Equity Fund

Other Information — (continued)

December 31, 2016 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
Interested Trustee(2)
James E. Ross SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1965	Trustee	Term: Indefinite Appointed: 2/07	Executive Vice President; State Street Global Advisors (2006 – present); Chairman and Director, SSGA Funds Management, Inc. (2012 – present); Principal, State Street Global Advisors (2006 – present); President, SSGA Funds Management, Inc. (2005 – 2012).	265	SSGA SPDR ETFs Europe I plc (Director) (November 2016 – present); SSGA SPDR ETFs Europe II plc (Director) (November 2016 – present).

(1)	Mr. Boyan retired as a Trustee of the Trust effective February 16, 2017.

(2)	Mr. Ross is an Interested Trustee because of his employment by SSGA Funds Management, Inc., an affiliate of the Trust.

†	For the purpose of determining the number of portfolios overseen by the Trustees, “Fund Complex” comprises registered investment companies for which SSGA Funds Management, Inc. serves as investment adviser.

The following lists the principal officers for the Trust, as well as their mailing addresses and ages, positions with the Trust and length of time served, and present and principal occupations:

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Officers:
Ellen M. Needham SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1967	President	Term: Indefinite Elected: 10/12	President and Director, SSGA Funds Management, Inc. (2001 – present)*; Senior Managing Director, State Street Global Advisors (1992 – present).*
Bruce S. Rosenberg SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1961	Treasurer	Term: Indefinite Elected: 2/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 – present); Director, Credit Suisse (April 2008 – July 2015).
Ann M. Carpenter SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1966	Vice President and Deputy Treasurer	Term: Indefinite Elected: 10/12 Term: Indefinite Elected: 2/16	Chief Operating Officer, SSGA Funds Management, Inc. (2005 – present)*; Managing Director, State Street Global Advisors (2005 – present).*
Chad C. Hallett SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1969	Deputy Treasurer	Term: Indefinite Elected: 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 – present); Vice President, State Street Bank and Trust Company (2001 – November 2014).*
Darlene Anderson-Vasquez SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1968	Deputy Treasurer	Term: Indefinite Elected: 11/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016 – present); Senior Vice President, John Hancock Investments (September 2007 – May 2016).

19

State Street Institutional Investment Trust

State Street Disciplined Global Equity Fund

Other Information — (continued)

December 31, 2016 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Sujata Upreti SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1974	Assistant Treasurer	Term: Indefinite Elected: 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (May 2015 – present); Assistant Director, Cambridge Associates, LLC (July 2014 – January 2015); Vice President, Bank of New York Mellon (July 2012 – August 2013); Manager, PricewaterhouseCoopers, LLP (September 2009 – July 2012).
Daniel Foley SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1972	Assistant Treasurer	Term: Indefinite Elected: 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (April 2007 – present).*
Brian Harris SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1973	Chief Compliance Officer and Code of Ethics Compliance Officer	Term: Indefinite Elected: 11/13 Term: Indefinite Elected: 9/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (2013 – Present)*; Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (September 2010 to May 2013); Director of Compliance, AARP Financial Inc. (July 2008 to August 2010).
Joshua A. Weinberg SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1978	Chief Legal Officer	Term: Indefinite Elected: 2/15	Vice President and Managing Counsel, State Street Global Advisors (2011 – present); Clerk, SSGA Funds Management, Inc. (2013 – present); Associate, Financial Services Group, Dechert LLP (2005 – 2011).
Jesse D. Hallee State Street Bank and Trust Company 100 Summer Street, 7th Floor Boston, MA 02111 YOB: 1976	Secretary	Term: Indefinite Elected: 9/16	Vice President and Managing Counsel, State Street Bank and Trust Company (2013 – present); Vice President and Counsel, Brown Brothers Harriman & Co. (2007 – 2013).
Khimmara Greer State Street Bank and Trust Company 100 Summer Street, 7th Floor Boston, MA 02111 YOB: 1983	Assistant Secretary	Term: Indefinite Elected: 5/16	Vice President and Counsel, State Street Bank and Trust Company (2015- present); Regulatory Advisor, JPMorgan (2014 – 2015); Claims Case Manager, Liberty Mutual Insurance (2012 – 2014); Contract Attorney, Various Law Firms (2011 – 2012).

*	Served in various capacities and/or with various affiliated entities during noted time period.

Statement of Additional Information (SAI) includes additional information about Funds’ directors and is available, without charge, upon request and by calling 1-800-997-7327.

20

Trustees

Michael F. Holland

Michael A. Jessee

William L. Marshall

Patrick J. Riley

James E. Ross

Richard D. Shirk

Rina K. Spence

Bruce D. Taber

Douglas T. Williams

Investment Adviser and Administrator

SSGA Funds Management, Inc.

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Custodian, Sub-Administrator of the Fund and the Portfolio and Transfer Agent of the Portfolio

State Street Bank and Trust Company

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

Legal Counsel

Ropes & Gray LLP

800 Boylston Street

Boston, MA 02119

Transfer Agent of the Fund

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Distributor

State Street Global Markets LLC

State Street Financial Center

One Lincoln Street

Boston, MA 02111

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of shares of beneficial interest.

State Street Institutional Investment Trust State Street Bank and Trust Company P.O. Box 5049 Boston, MA 02206

The information contained in this report is intended for the general information of shareholders of the Fund. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Fund prospectus which contains important information concerning the Fund and the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-800-997-7327 or visiting www.ssgafunds.com. Please read the prospectus carefully before investing in the Fund.

Semi-Annual Report

31 December 2016

SSGA Active Trust

State Street Disciplined Global Equity Portfolio

The information contained in this report is intended for the general information of shareholders of the Portfolio and shareholders of any fund or private client invested in the Portfolio. Generally, shares of the Portfolio may be purchased only by or on behalf of other registered investment companies or private clients for which the Adviser or an affiliate serves as investment adviser (or in a similar capacity). This report is not authorized for distribution (i) to prospective investors in any fund invested in the Portfolio unless preceded or accompanied by a current offering document for such fund or (ii) to prospective eligible investors in the Portfolio unless preceded or accompanied by a current offering document of the Portfolio. Eligible investors in the Portfolio may obtain a current prospectus and SAI from the Distributor by calling 1-800-997-7327. Please read the offering document carefully before investing in the Portfolio.

SSGA ACTIVE TRUST

STATE STREET DISCIPLINED GLOBAL EQUITY PORTFOLIO

SEMI-ANNUAL REPORT

DECEMBER 31, 2016 (UNAUDITED)

The information contained in this report is intended for the general information of shareholders of the Portfolio and shareholders of any fund or private client invested in the Portfolio. Generally, shares of the Portfolio may be purchased only by or on behalf of other registered investment companies or private clients for which the Adviser or an affiliate serves as investment adviser (or in a similar capacity). This report is not authorized for distribution (i) to prospective investors in any fund invested in the Portfolio unless preceded or accompanied by a current offering document for such fund or (ii) to prospective eligible investors in the Portfolio unless preceded or accompanied by a current offering document of the Portfolio. Eligible investors in the Portfolio may obtain a current prospectus and SAI from the Distributor by calling 1-800-997-7327. Please read the offering document carefully before investing in the Portfolio.

SSGA ACTIVE TRUST

STATE STREET DISCIPLINED GLOBAL EQUITY PORTFOLIO

PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF DECEMBER 31, 2016

DESCRIPTION	Quest Diagnostics, Inc.	Waste Management, Inc.	Central Japan Railway Co.	DTE Energy Co.	eBay, Inc.
MARKET VALUE	$53,302	50,559	49,462	48,467	47,267
% OF NET ASSETS	1.7	1.6	1.5	1.5	1.5

(The five largest holdings are subject to change, and there are no guarantees the Portfolio will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF DECEMBER 31, 2016*

INDUSTRY	PERCENT OF NET ASSETS
Electric Utilities	9.3%
Health Care Providers & Services	8.4
Diversified Telecommunication Services	6.6
Pharmaceuticals	6.1
Food & Staples Retailing	5.9
Health Care Equipment & Supplies	5.6
Insurance	5.5
Multi-Utilities	5.3
Commercial Services & Supplies	2.9
Food Products	2.8
Banks	2.7
Household Products	2.5
Real Estate Investment Trusts (REITs)	2.4
Beverages	2.1
Tobacco	2.1
Metals & Mining	2.0
Software	2.0
Media	1.9
Airlines	1.6
Auto Components	1.6
Automobiles	1.5
Internet Software & Services	1.5
Road & Rail	1.5
Electronic Equipment, Instruments & Components	1.3
Specialty Retail	1.3
Industrial Conglomerates	1.2
Life Sciences Tools & Services	1.2
Computers & Peripherals	1.1
Communications Equipment	1.1
Consumer Finance	1.1
Technology Hardware, Storage & Peripherals	1.1
Containers & Packaging	1.0
Household Durables	1.0
Electrical Equipment	0.9
Construction & Engineering	0.8
Oil, Gas & Consumable Fuels	0.8
Multiline Retail	0.7
Air Freight & Logistics	0.5
Real Estate Management & Development	0.5
Building Products	0.4
Short-Term Investment	0.0 **
Other Assets in Excess of Liabilities	0.2
TOTAL	100.0%

*	The Portfolio’s industry breakdown is expressed as a percentage of net assets and may change over time.

**	Amount shown represents less than 0.05% of net assets.

1

SSGA Active Trust

State Street Disciplined Global Equity Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2016 (Unaudited)

Security Description	Shares	Value

COMMON STOCKS — 99.8%
AUSTRALIA — 1.5%
Qantas Airways, Ltd.	6,574	$15,852
Telstra Corp., Ltd.	8,632	31,877

		47,729

CANADA — 4.0%
BCE, Inc.	761	32,930
Metro, Inc.	802	24,017
Shaw Communications, Inc. Class B	1,757	35,296
TELUS Corp.	1,156	36,851

		129,094

DENMARK — 1.2%
Novo Nordisk A/S Class B	306	11,056
Vestas Wind Systems A/S	419	27,281

		38,337

FRANCE — 2.0%
Peugeot SA (a)	1,992	32,556
Sanofi	393	31,876

		64,432

GERMANY — 3.2%
Fresenius SE & Co. KGaA	280	21,931
METRO AG	1,377	45,874
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	79	14,969
RWE AG (a)	1,673	20,849

		103,623

HONG KONG — 5.6%
CK Hutchison Holdings, Ltd.	1,500	17,006
CLP Holdings, Ltd.	4,500	41,354
Hang Seng Bank, Ltd.	1,100	20,473
Jardine Matheson Holdings, Ltd.	400	22,100
Link REIT	5,500	35,753
Power Assets Holdings, Ltd.	3,000	26,448
WH Group, Ltd. (b)	20,000	16,174

		179,308

ITALY — 1.3%
Enel SpA	9,520	42,053

JAPAN — 10.7%
Asahi Glass Co., Ltd.	2,000	13,649
Astellas Pharma, Inc.	2,500	34,799
Bridgestone Corp.	700	25,291
Central Japan Railway Co.	300	49,462
Daiichi Sankyo Co., Ltd.	1,500	30,756
Hoya Corp.	500	21,053
Kirin Holdings Co., Ltd.	2,100	34,236
Mitsubishi Materials Corp.	600	18,468
Nippon Telegraph & Telephone Corp.	1,000	42,114
Sekisui Chemical Co., Ltd.	2,100	33,561
Sumitomo Rubber Industries, Ltd.	1,600	25,461
Suzuki Motor Corp.	500	17,636

		346,486

NETHERLANDS — 1.4%
Koninklijke Ahold Delhaize NV	2,135	45,105
Royal Dutch Shell PLC Class A	7	194

		45,299

NEW ZEALAND — 1.1%
Spark New Zealand, Ltd.	14,782	35,149

NORWAY — 0.8%
Norsk Hydro ASA	5,426	26,034

SINGAPORE — 1.2%
Ascendas REIT	6,500	10,213
Singapore Airlines, Ltd.	1,900	12,718
UOL Group, Ltd.	3,700	15,341

		38,272

SPAIN — 0.8%
ACS Actividades de Construccion y Servicios SA	780	24,698

SWEDEN — 1.1%
Swedish Match AB	1,133	36,143

SWITZERLAND — 3.4%
Sonova Holding AG	246	29,868
Swiss Re AG	460	43,676
Swisscom AG	78	35,003

		108,547

UNITED KINGDOM — 1.2%
Direct Line Insurance Group PLC	8,421	38,438

UNITED STATES — 59.3%
Agilent Technologies, Inc.	875	39,865
AGNC Investment Corp. REIT	1,953	35,408
Ally Financial, Inc.	1,825	34,712
Altria Group, Inc.	458	30,970
Ameren Corp.	768	40,289
American Electric Power Co., Inc.	520	32,739
Annaly Capital Management, Inc.	3,380	33,699
Anthem, Inc.	235	33,786
Archer-Daniels-Midland Co.	859	39,213
Avery Dennison Corp.	452	31,739
Axis Capital Holdings, Ltd.	669	43,666
Baxter International, Inc.	832	36,891
C.R. Bard, Inc.	196	44,033
Cardinal Health, Inc.	391	28,140
Cintas Corp.	366	42,295
Citrix Systems, Inc. (a)	446	39,832
Colgate-Palmolive Co.	229	14,986
Consolidated Edison, Inc.	285	20,999
Corning, Inc.	1,700	41,259
Delta Air Lines, Inc.	481	23,660
DTE Energy Co.	492	48,467
eBay, Inc. (a)	1,592	47,267
Edison International	520	37,435
Eli Lilly & Co.	330	24,272
Entergy Corp.	494	36,294
Exelon Corp.	554	19,661
Express Scripts Holding Co. (a)	534	36,734
Foot Locker, Inc.	581	41,187
HCA Holdings, Inc. (a)	522	38,638
Hologic, Inc. (a)	824	33,059
IDEXX Laboratories, Inc. (a)	175	20,522
Johnson & Johnson	386	44,471
JPMorgan Chase & Co.	474	40,901
Kimberly-Clark Corp.	190	21,683
Lincoln National Corp.	250	16,568

See accompanying notes to financial statements.

2

SSGA Active Trust

State Street Disciplined Global Equity Portfolio

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016 (Unaudited)

Security Description	Shares	Value

McKesson Corp.	123	$17,275
Motorola Solutions, Inc.	441	36,555
NetApp, Inc.	984	34,706
Newmont Mining Corp.	568	19,352
PepsiCo, Inc.	309	32,331
Pfizer, Inc.	501	16,272
Pinnacle West Capital Corp.	493	38,469
PNC Financial Services Group, Inc.	196	22,924
PPL Corp.	719	24,482
Principal Financial Group, Inc.	280	16,201
Procter & Gamble Co.	498	41,872
Public Service Enterprise Group, Inc.	846	37,122
Quest Diagnostics, Inc.	580	53,302
Synopsys, Inc. (a)	458	26,958
Sysco Corp.	659	36,489
Target Corp.	297	21,452
Thomson Reuters Corp.	588	25,764
Tyson Foods, Inc. Class A	599	36,946
United Parcel Service, Inc. Class B	152	17,425
UnitedHealth Group, Inc.	168	26,887
Universal Health Services, Inc. Class B	141	15,000
Valero Energy Corp.	364	24,868
Wal-Mart Stores, Inc.	574	39,675
Waste Management, Inc.	713	50,559

		1,908,226

TOTAL COMMON STOCKS (Cost $3,025,765)		3,211,868

SHORT-TERM INVESTMENT — 0.0% (c)
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.42% (d) (e) (Cost $875)	875	875

TOTAL INVESTMENTS — 99.8% (Cost $3,026,640)		3,212,743
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.2%		5,642

NET ASSETS — 100.0%		$3,218,385

(a)	Non-income producing security.
(b)	Security purchased pursuant to Rule 144A of the Securities Act of 1933. This security, which represents 0.5% of net assets as of December 31, 2016, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c)	Amount shown represents less than 0.05% of net assets.
(d)	The rate shown is the annualized seven-day yield at December 31, 2016.
(e)	The Portfolio invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended December 31, 2016 are shown in the Affiliate Table below.

REIT Real Estate Investment Trust

The following table summarizes the value of the Portfolio’s investments according to the fair value hierarchy as of December 31, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Australia	$47,729	$—	$—	$47,729
Canada	129,094	—	—	129,094
Denmark	38,337	—	—	38,337
France	64,432	—	—	64,432
Germany	103,623	—	—	103,623
Hong Kong	179,308	—	—	179,308
Italy	42,053	—	—	42,053
Japan	346,486	—	—	346,486
Netherlands	45,299	—	—	45,299
New Zealand	35,149	—	—	35,149
Norway	26,034	—	—	26,034
Singapore	38,272	—	—	38,272
Spain	24,698	—	—	24,698
Sweden	36,143	—	—	36,143
Switzerland	108,547	—	—	108,547
United Kingdom	38,438	—	—	38,438
United States	1,908,226	—	—	1,908,226
Short-Term Investment	875	—	—	875

TOTAL INVESTMENTS	$3,212,743	$—	$—	$3,212,743

See accompanying notes to financial statements.

3

SSGA Active Trust

State Street Disciplined Global Equity Portfolio

SCHEDULE OF INVESTMENTS (continued)

December 31, 2016 (Unaudited)

Affiliate Table

	Number of Shares Held at 6/30/16	Value at 6/30/16	Shares Purchased	Shares Sold	Number of Shares Held at 12/31/16	Value at 12/31/16	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	34,046	$34,046	103,466	137,512	—	$—	$32	$—
State Street Institutional U.S. Government Money Market Fund, Premier Class	—	—	32,817	31,942	875	875	9	—

TOTAL		$34,046				$875	$41	$—

See accompanying notes to financial statements.

4

SSGA Active Trust

State Street Disciplined Global Equity Portfolio

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016 (Unaudited)

ASSETS
Investments in unaffiliated issuers, at value (Note 2)	$3,211,868
Investments in affiliated issuers, at value (Note 2)	875

Total Investments	3,212,743
Foreign currency, at value	602
Dividends receivable — unaffiliated issuers (Note 2)	5,943
Dividends receivable — affiliated issuers (Note 2)	3
Receivable from Adviser (Note 3)	3,431
Receivable for foreign taxes recoverable	1,284

TOTAL ASSETS	3,224,006

LIABILITIES
Payable for fund shares repurchased	4,922
Advisory fee payable (Note 3)	699

TOTAL LIABILITIES	5,621

NET ASSETS	$3,218,385

NET ASSETS CONSIST OF:
Paid-in Capital	$3,016,956
Undistributed (distribution in excess of) net investment income (loss)	551
Accumulated net realized gain (loss) on investments and foreign currency transactions	14,862
Net unrealized appreciation (depreciation) on:
Investments	186,103
Foreign currency transactions	(87)

NET ASSETS	$3,218,385

NET ASSET VALUE PER SHARE
Net asset value per share	$10.67

Shares outstanding (unlimited amount authorized, no par value)	301,536

COST OF INVESTMENTS:
Investments in unaffiliated issuers	$3,025,765
Investments in affiliated issuers	875

Total cost of investments	$3,026,640

Foreign currency, at cost	$614

See accompanying notes to financial statements.

5

SSGA Active Trust

State Street Disciplined Global Equity Portfolio

STATEMENT OF OPERATIONS

For the Six Months Ended December 31, 2016 (Unaudited)

INVESTMENT INCOME
Dividend income — unaffiliated issuers (Note 2)	$40,217
Dividend income — affiliated issuers (Note 2)	41
Foreign taxes withheld	(1,872)

TOTAL INVESTMENT INCOME (LOSS)	38,386

EXPENSES
Advisory fees (Note 3)	4,172
Trustees’ fee (Note 4)	150
Line of Credit fee (Note 7)	2,608
Miscellaneous expenses	13

TOTAL EXPENSES	6,943

Expenses waived/reimbursed by the Adviser (Note 3)	(6,943)

NET EXPENSES	—

NET INVESTMENT INCOME (LOSS)	38,386

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments — unaffiliated issuers	31,707
Foreign currency transactions	(1,546)

Net realized gain (loss)	30,161

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated issuers	(20,624)
Foreign currency translations	356

Net change in unrealized appreciation/depreciation	(20,268)

NET REALIZED AND UNREALIZED GAIN (LOSS)	9,893

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$48,279

See accompanying notes to financial statements.

6

SSGA Active Trust

State Street Disciplined Global Equity Portfolio

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended 12/31/16 (Unaudited)	For the Period 2/18/16* - 6/30/16
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$38,386	$45,676
Net realized gain (loss)	30,161	16,262
Net change in unrealized appreciation/depreciation	(20,268)	206,284

Net increase (decrease) in net assets resulting from operations	48,279	268,222

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(84,310)	—
Net realized gains	(30,762)	—

Total distributions to shareholders	(115,072)	—

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	59,527	3,036,146
Reinvestment of distributions	115,072	—
Cost of shares redeemed	(159,746)	(34,043)

Net increase (decrease) in net assets from beneficial interest transactions	14,853	3,002,103

Net increase (decrease) in net assets during the period	(51,940)	3,270,325

Net assets at beginning of period	3,270,325	—

NET ASSETS AT END OF PERIOD	$3,218,385	$3,270,325

Undistributed (distribution in excess of) net investment income (loss)	$551	$46,475

SHARES OF BENEFICIAL INTEREST:
Shares sold	5,386	303,384
Reinvestment of distributions	10,805	—
Shares redeemed	(14,855)	(3,184)

Net increase (decrease)	1,336	300,200

*	Inception date.

See accompanying notes to financial statements.

7

SSGA Active Trust

State Street Disciplined Global Equity Portfolio

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period

	Six Months Ended 12/31/16 (Unaudited)		For the Period 2/19/16* - 6/30/16
Net asset value, beginning of period	$10.89		$10.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.13		0.15
Net realized and unrealized gain (loss)	0.03		0.74

Total from investment operations	0.16		0.89

Distributions to shareholders from:
Net investment income	(0.28)		—
Net realized gains	(0.10)		—

Total distributions	(0.38)		—

Net asset value, end of period	$10.67		$10.89

Total return (b)	1.50	%(c)	8.90	%(c)
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$3,218		$3,270
Ratios to average net assets:
Total expenses	0.42	%(d)	0.27	%(d)
Net expenses	—	%(d)	—	%(d)
Net investment income (loss)	2.30	%(d)	4.00	%(d)
Portfolio turnover rate	17	%(c)	21	%(c)

*	Commencement of operations.
(a)	Net investment income per share is calculated using the average shares method.
(b)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.
(c)	Not annualized.
(d)	Annualized.

See accompanying notes to financial statements.

8

SSGA Active Trust

State Street Disciplined Global Equity Portfolio

NOTES TO FINANCIAL STATEMENTS

December 31, 2016 (Unaudited)

1.	Organization

SSGA Active Trust (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (“1940 Act”), is an open-end management investment company.

As of December 31, 2016, the Trust consists of fourteen (14) series and corresponding classes, each of which have the same rights and privileges, including voting rights, each of which represents a separate series of beneficial interest in the Trust. The Declaration of Trust permits the Board of Trustees of the Trust (the “Board”) to authorize the issuance of an unlimited number of shares of beneficial interest with no par value. The financial statements herein relate only to the following Portfolio:

Fund	Inception Date	Commencement of Operations	Diversification Classification
State Street Disciplined Global Equity Portfolio	February 18, 2016	February 19, 2016	Diversified

The Portfolio serves as a master fund in a master feeder structure.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Security Valuation

The Portfolio’s investments are valued at fair value each day that the Portfolio’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Portfolio’s listing exchange is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of the Portfolio are valued pursuant to the policy and procedures developed by the Oversight Committee (the “Committee”) and approved by the Board. The Committee provides oversight of the valuation of investments for the Portfolio. The Board has responsibility for determining the fair value of investments.

Valuation techniques used to value the Portfolio’s investments by major category are as follows:

•	Equity investments traded on a recognized securities exchange for which market quotations are readily available are valued at the last sale price or official closing price, as applicable, on the primary market or exchange on which they trade. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last published sale price or at fair value.

•	Rights and warrants are valued at the last reported sale price obtained from independent pricing services or brokers on the valuation date. If no price is obtained from pricing services or brokers, valuation will be based upon the intrinsic value, pursuant to the valuation policy and procedures approved by the Board.

•	Investments in registered investment companies (including money market funds) or other unitized pooled investment vehicles that are not traded on an exchange are valued at that day’s published net asset value per share or unit.

9

SSGA Active Trust

State Street Disciplined Global Equity Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016 (Unaudited)

In the event prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Committee, in accordance with the valuation policy and procedures approved by the Board.

Various inputs are used in determining the value of the Portfolio’s investments.

The Portfolio values its assets and liabilities at fair value using a fair value hierarchy consisting of three broad levels that prioritize the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with investing in it.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical asset or liability;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.

The value of the Portfolio’s investments according to the fair value hierarchy as of December 31, 2016, is disclosed in the Portfolio’s Schedule of Investments.

The Portfolio had transfers from Level 2 to Level 1 during the period ended December 31, 2016 in the amount of $1,051,226, resulting from the temporary suspension of trading/halt or delisting of securities. At December 31, 2016 these investments were valued at exchange closing prices in accordance with the Portfolio’s valuation policy. At June 30, 2016 these investments applied factor prices provided by an independent third party in accordance with the Portfolio’s valuation policy and procedures.

Investment Transactions and Income Recognition

Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses from the sale or disposition of investments and foreign exchange transactions, if any, are determined using the identified cost method.

Dividend income and capital gain distributions, if any, are recognized daily on the ex-dividend date, net of any foreign taxes withheld at source, if any.

The Portfolio invests in Real Estate Investment Trusts (REITs). REITs determine the tax character of their distributions annually and may characterize a portion of their distributions as a return of capital or capital gain. The Portfolio’s policy is to record all REIT distributions initially as dividend income and re-designate the prior calendar year’s to return of capital or capital gains distributions at year end based on information provided by the REIT and/or SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”) estimates of such re-designations for which actual information has not yet been reported.

Expenses

Certain expenses, which are directly identifiable to a specific Portfolio, are applied to that Portfolio within the Trust. Other expenses which cannot be attributed to a specific Portfolio are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Portfolios within the Trust.

10

SSGA Active Trust

State Street Disciplined Global Equity Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016 (Unaudited)

Foreign Currency Translation

The accounting records of the Portfolio are maintained in U.S. dollars. Foreign currencies as well as investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars using exchange rates at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Distributions

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. The amount and character of income and capital gains to be distributed are determined in accordance with applicable tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes.

3.	Fees and Transactions with Affiliates

Advisory Fee

The Portfolio has entered into an Investment Advisory Agreement with SSGA FM. For its advisory services, the Portfolio pays the Adviser a fee accrued daily and paid monthly, at a rate of 0.25% of the Portfolio’s average daily net assets.

The Adviser has contractually agreed to waive the entire amount of this fee until the later of April 30, 2017 or such time as the shares of the Portfolio cease to be the only investment security held by the Fund. The waiver may be terminated only by the Portfolio’s Board. The Adviser pays all expenses of the Portfolio other than the management fee, distribution fees pursuant to the Distribution and Service Plan, if any, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee’s counsel fees), litigation expenses and other extraordinary expenses.

Administrator and Sub-Administrator Fees

SSGA FM serves as administrator and State Street Bank and Trust Company (“State Street”), an affiliate of the Adviser, serves as custodian, sub-administrator and transfer agent. State Street receives fees for its services as custodian, sub-administrator and transfer agent from the Adviser.

Other Transactions with Affiliates

The Portfolio may invest in affiliated entities, included securities issued by State Street, affiliated funds, or entities deemed to be affiliates as a result of the Portfolio owning more than five percent of the entity’s voting securities or outstanding shares. Amounts relating to these transactions during the period ended December 31, 2016 are disclosed in the Schedule of Investments.

4.	Trustees’ Fees

The fees and expenses of the Trust’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), are paid directly by the Portfolio. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance and industry seminars.

5.	Investment Transactions

Purchases and sales of investments (excluding short term investments) for the period ended December 31, 2016, were as follows:

	Purchases	Sales
State Street Disciplined Global Equity Portfolio	$543,431	$545,548

11

SSGA Active Trust

State Street Disciplined Global Equity Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016 (Unaudited)

6.	Income Tax Information

The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Portfolio will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. Therefore, no provision for federal income tax is required.

The Portfolio files federal and various state and local tax returns as required. No income tax returns are currently under examination. Generally, the federal returns are subject to examination by the Internal Revenue Service for a period of three years from date of filing, while the state returns may remain open for an additional year depending upon jurisdiction. As of June 30, 2016, SSGA FM has analyzed the Portfolio’s tax positions taken on tax returns for all open years and does not believe there are any uncertain tax positions that would require recognition of a tax liability.

Distributions to shareholders are recorded on ex-dividend date. Income dividends and gain distributions are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. Certain capital accounts in the financial statements have been adjusted for permanent book- tax differences. These adjustments have no impact on net asset values or results of operations. Temporary book-tax differences will reverse in the future. These book-tax differences are primarily due to differing treatments for foreign currencies gains and losses and passive foreign investment companies.

As of December 31, 2016, gross unrealized appreciation and gross unrealized depreciation of investments based on cost for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
State Street Disciplined Global Equity Portfolio	$3,027,463	$255,986	$70,706	$185,280

7.	Line of Credit

The Portfolio and other affiliated funds (each a “Participant” and, collectively, the “Participants”) participate in a $360 million revolving credit facility provided by a syndication of banks under which the Participant may borrow to fund shareholder redemptions. This agreement expires in October 2017 unless extended or renewed. Prior to October 13, 2016, the Participant could borrow up to $360 million at any time outstanding, subject to asset coverage and other limitations as specified in the agreements.

The Participants are charged an annual commitment fee which is calculated based on the unused portion of the shared credit line. Commitment fees are allocated among each of the Participants based on relative net assets. Commitment fees are ordinary fund operating expenses. A Participant incurs and pays the interest expense related to its borrowing. Interest is calculated at a rate per annum equal to the sum of 1% plus the greater of the New York Fed Bank Rate and 1-month LIBOR rate. Prior to October 13, 2016, interest was calculated at a rate per annum equal to the sum of the New York Fed Bank Rate plus 1%.

The Fund had no outstanding loans during the period ended December 31, 2016.

Concentration Risk

As a result of the Portfolio’s ability to invest a large percentage of its assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Portfolio’s investments more than if the Portfolio were more broadly diversified.

Foreign and Emerging Markets Risks

Investing in foreign markets involve risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of government regulation, economic, political and social instability in the countries in which the Portfolio invests. Foreign markets may be less liquid than investments in the U.S. and may be subject to the risks of currency fluctuations. To the extent that the Portfolio invests in securities of issuers located in emerging markets, these risks may be even more pronounced.

12

SSGA Active Trust

State Street Disciplined Global Equity Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016 (Unaudited)

Market and Credit Risk

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the general economic conditions and fluctuations of the market (market risk). Additionally, the Portfolio may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolio has unsettled or open transactions defaults.

9.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Portfolio through the date on which the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

13

SSGA Active Trust

State Street Disciplined Global Equity Portfolio

OTHER INFORMATION

December 31, 2016 (Unaudited)

Proxy Voting Policies and Procedures and Records

A description of the Trust’s proxy voting policies and procedures that are used by the Portfolios’ investment adviser to vote proxies relating to the Portfolios’ portfolio of securities are available (i) without charge, upon request by calling 1-800-997-7327 (toll free) or (ii) on the website of the U.S. Securities and Exchange Commission, at www.sec.gov.

Information regarding how the investment adviser voted for the prior 12-months period ended June 30 is available by August 31 of each year by calling the same number and on the SEC’s website, at www.sec.gov, and on the Portfolios’ website at www.ssgafunds.com

Quarterly Portfolio Schedule

The Portfolios file a complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on the Form N-Q is available upon request, without charge, by calling 1-800-997-7327 (toll free) and on the Funds’ website at www.ssgafunds.com.

14

SSGA Active Trust

Trustees

Bonny E. Boatman

Dwight D. Churchill

David M. Kelly

Frank Nesvet, Chairman

James E. Ross

Carl G. Verboncoeur

Officers

Ellen M. Needham, President

Bruce Rosenberg, Treasurer

Ann Carpenter, Vice President; Deputy Treasurer

Michael P. Riley, Vice President

Chad C. Hallett, Deputy Treasurer

Darlene Anderson-Vasquez, Deputy Treasurer

Sujata Upreti, Assistant Treasurer

Daniel Foley, Assistant Treasurer

Christopher A. Madden, Secretary

Patricia A. Morisette, Assistant Secretary

Brian Harris, Chief Compliance Officer; Anti-Money Laundering Officer; Code of Ethics Compliance Officer

Joshua A. Weinberg, Chief Legal Officer

Investment Manager and Administrator

SSGA Funds Management, Inc.

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Distributor

State Street Global Markets, LLC

One Lincoln Street

Boston, MA 02111

Custodian, Sub-Administrator and Transfer Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Legal Counsel

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

Fund Shares are distributed by State Street Global Markets, LLC, a wholly-owned subsidiary of State Street Corporation. State Street Global Markets, LLC; member FINRA, SIPC.

The information contained in this report is intended for the general information of shareholders of the Portfolio and shareholders of any fund or private client invested in the Portfolio. Generally, shares of the Portfolio may be purchased only by or on behalf of other registered investment companies or private clients for which the Adviser or an affiliate serves as investment adviser (or in a similar capacity). This report is not authorized for distribution (i) to prospective investors in any fund invested in the Portfolio unless preceded or accompanied by a current offering document for such fund or (ii) to prospective eligible investors in the Portfolio unless preceded or accompanied by a current offering document of the Portfolio. Eligible investors in the Portfolio may obtain a current prospectus and SAI from the Distributor by calling 1-800-997-7327. Please read the offering document carefully before investing in the Portfolio.

SSIITDISCGBLAR IBG-22895

Annual Report

31 December 2016

State Street Institutional Investment Trust

State Street Institutional Treasury Money Market Fund

The information contained in this report is intended for the general information of shareholders of the Fund. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Fund prospectus which contains important information concerning the Fund and the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-877-521-4083 or visiting www.ssga.com/cash. Please read the prospectus carefully before investing in the Fund.

State Street Institutional Investment Trust

State Street Institutional Treasury Money Market Fund

Annual Report

December 31, 2016

The information contained in this report is intended for the general information of shareholders of the Fund. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Fund prospectus which contains important information concerning the Fund and the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-877-521-4083 or visiting www.ssga.com/cash. Please read the prospectus carefully before investing in the Fund.

State Street Institutional Investment Trust

State Street Institutional Treasury Money Market Fund

Statement of Assets and Liabilities

December 31, 2016

Assets
Investment in corresponding Portfolio, at value (Note 1)	$13,289,952,517
Receivable from Adviser (Note 3)	2,246
Prepaid expenses and other assets	39,321

Total assets	13,289,994,084

Liabilities
Payable for fund shares repurchased	223,433
Administration fees payable (Note 3)	526,239
Shareholder servicing fee payable (Note 3)	131,441
Distribution fees payable (Note 3)	52,337
Trustees’ fees and expenses payable (Note 4)	5,809
Transfer agent fees payable (Note 3)	20,768
Distribution payable	154,558
Registration and filing fees payable	76,803
Professional fees payable	23,038
Printing fees payable	13,302
Accrued expenses and other liabilities	34,797

Total liabilities	1,262,525

Net Assets	$13,288,731,559

Net Assets Consist of:
Paid-in Capital	$13,288,398,442
Undistributed net investment income	41,267
Accumulated net realized gain (loss) on investments	291,850

Net Assets	$13,288,731,559

Premier Class
Net assets	$12,651,785,354
Shares outstanding	12,651,565,713

Net asset value, offering and redemption price per share	$1.00

Investment Class
Net assets	$609,544,561
Shares outstanding	609,531,842

Net asset value, offering and redemption price per share	$1.00

Investor Class
Net assets	$27,401,644
Shares outstanding	27,401,649

Net asset value, offering and redemption price per share	$1.00

See accompanying notes to financial statements and financial statements of the corresponding portfolio.

1

State Street Institutional Investment Trust

State Street Institutional Treasury Money Market Fund

Statement of Operations

For the Year Ended December 31, 2016

Income and Expenses Allocated from Portfolio
Interest income allocated from portfolio (Note 2)	$37,412,210
Expenses allocated from Portfolio (Note 2)	(7,956,736)

Total investment income (loss) allocated from portfolio	29,455,474

Expenses
Administration fees (Note 3)	6,006,871
Shareholder servicing fees (Note 3)
Investment Class	1,666,257
Investor Class	599
Distribution fees (Note 3)
Investment Class	666,503
Custodian fees (Note 3)	17,488
Trustees’ fees and expenses (Note 4)	27,286
Transfer agent fees (Note 3)	58,767
Registration and filing fees	229,442
Professional fees	40,758
Printing fees	26,425
Insurance expense	53,224
Miscellaneous expenses	59,529

Total expenses	8,853,149

Shareholder servicing fees waived
Investment Class	(427,971)
Distribution fees waived
Investment Class	(666,503)

Net Expenses	7,758,675

Net Investment Income (Loss)	21,696,799

Realized Gain (Loss)
Net realized gain (loss) on:
Investments allocated from Portfolio	291,850

Net Increase (Decrease) in Net Assets from Operations	$21,988,649

See accompanying notes to financial statements and financial statements of the corresponding portfolio.

2

State Street Institutional Investment Trust

State Street Institutional Treasury Money Market Fund

Statement of Changes in Net Assets

	Year Ended 12/31/16	Year Ended 12/31/15
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$21,696,799	$44,230
Net realized gain (loss)	291,850	112,061

Net increase (decrease) in net assets resulting from operations	21,988,649	156,291

Distributions to Shareholders from:
Net investment income
Premier Class	(21,685,174)	(124,494)
Investment Class	(9,269)	–
Investor Class(a)	(2,356)	–

Total distributions from net investment income	(21,696,799)	(124,494)

Net Increase (Decrease) from Beneficial Interest Transactions:
Premier Class
Shares sold	27,604,079,644	34,794,959,292
Reinvestment of distributions	20,452,809	108,212
Shares redeemed	(25,385,988,943)	(32,720,944,051)

Net increase (decrease) from capital share transactions	2,238,543,510	2,074,123,453

Investment Class
Shares sold	1,316,642,508	1,531,621,992
Shares redeemed	(1,431,796,980)	(1,548,193,858)

Net increase (decrease) from capital share transactions	(115,154,472)	(16,571,866)

Investor Class(a)
Shares sold	27,400,040	–
Reinvestment of distributions	1,649	–
Shares redeemed	(40)	–

Net increase (decrease) from capital share transactions	27,401,649	–

Net increase (decrease) in net assets from beneficial interest transactions	2,150,790,687	2,057,551,587

Net increase (decrease) in net assets during the period	2,151,082,537	2,057,583,384

Net assets at beginning of period	11,137,649,022	9,080,065,638

Net assets at end of period	$13,288,731,559	$11,137,649,022

Undistributed net investment income	$41,267	$–

Shares of Beneficial Interest:
Premier Class
Shares sold	27,604,060,177	34,794,959,292
Reinvestment of distributions	20,452,809	108,212
Shares redeemed	(25,385,988,943)	(32,720,944,051)

Net increase (decrease) from share transactions	2,238,524,043	2,074,123,453

Investment Class
Shares sold	1,316,661,975	1,531,621,992
Shares redeemed	(1,431,796,980)	(1,548,193,859)

Net increase (decrease) from share transactions	(115,135,005)	(16,571,867)

Investor Class(a)
Shares sold	27,400,040	–
Reinvestment of distributions	1,649	–
Shares redeemed	(40)	–

Net increase (decrease) from share transactions	27,401,649	–

(a)	For the period December 22, 2016 (inception date) through December 31, 2016.

See accompanying notes to financial statements and financial statements of the corresponding portfolio.

3

State Street Institutional Investment Trust

State Street Institutional Treasury Money Market Fund

Financial Highlights

Selected data for a share outstanding throughout each period(a)

	Premier Class
	Year Ended 12/31/16	Year Ended 12/31/15		Year Ended 12/31/14		Year Ended 12/31/13		Year Ended 12/31/12
Net asset value, beginning of period	$1.0000	$1.0000		$1.0000		$1.0000		$1.0000

Income (loss) from investment operations:
Net investment income (loss)	0.0019	0.0000	(b)(c)	–	(c)	0.0000	(b)(c)	0.0000	(b)(c)
Net realized gain (loss)	0.0000 (b)	0.0000	(b)	0.0000	(b)	0.0000	(b)	0.0000	(b)

Total from investment operations	0.0019	0.0000	(b)	0.0000	(b)	0.0000	(b)	0.0000	(b)

Distributions to shareholders from:
Net investment income	(0.0019)	(0.0000	)(b)	–		(0.0000	)(b)	–
Net realized gains	–	–		(0.0000	)(b)	(0.0000	)(b)	(0.0000	)(b)

Total distributions	(0.0019)	(0.0000	)(b)	(0.0000	)(b)	(0.0000	)(b)	(0.0000	)(b)

Net asset value, end of period	$1.0000	$1.0000		$1.0000		$1.0000		$1.0000

Total return(d)	0.19%	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00	%(e)
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$12,651,785	$10,412,966		$8,338,818		$11,949,583		$10,151,078
Ratios to average net assets:
Total expenses	0.12%	0.12%		0.12%		0.12%		0.12%
Net expenses	0.12%	0.04%		0.04%		0.07%		0.08%
Net investment income (loss)	0.19%	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00	%(e)

(a)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Portfolio.

(b)	Amount is less than $0.00005 per share.

(c)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the period.

(d)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.

(e)	Amount is less than 0.005%.

See accompanying notes to financial statements and financial statements of the corresponding portfolio.

4

State Street Institutional Investment Trust

State Street Institutional Treasury Money Market Fund

Financial Highlights

Selected data for a share outstanding throughout each period(a)

	Investment Class
	Year Ended 12/31/16		Year Ended 12/31/15		Year Ended 12/31/14		Year Ended 12/31/13		Year Ended 12/31/12
Net asset value, beginning of period	$1.0000		$1.0000		$1.0000		$1.0000		$1.0000

Income (loss) from investment operations
Net investment income (loss)	0.0000	(b)	0.0000	(b)(c)	(0.0010	)(c)	0.0000	(b)(c)	0.0000	(b)(c)
Net realized gain (loss)	0.0000	(b)	0.0000	(b)	0.0010		0.0000	(b)	0.0000	(b)

Total from investment operations	0.0000	(b)	0.0000	(b)	0.0000	(b)	0.0000	(b)	0.0000	(b)

Distributions to shareholders from:
Net investment income	(0.0000	)(b)	–		–		(0.0000	)(b)	–
Net realized gains	–		–		(0.0000	)(b)	(0.0000	)(b)	(0.0000	)(b)

Total from investment operations	(0.0000	)(b)	–		(0.0000	)(b)	(0.0000	)(b)	(0.0000	)(b)

Net asset value, end of period	$1.0000		$1.0000		$1.0000		$1.0000		$1.0000

Total return(d)	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00	%(e)
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$609,545		$724,683		$741,248		$1,407,207		$1,475,932
Ratios to average net assets:
Total expenses	0.47%		0.47%		0.47%		0.47%		0.47%
Net expenses	0.31%		0.04%		0.05%		0.07%		0.08%
Net investment income (loss)	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00	%(e)

(a)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Portfolio.

(b)	Amount is less than $0.00005 per share.

(c)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the period.

(d)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.

(e)	Amount is less than 0.005%.

See accompanying notes to financial statements and financial statements of the corresponding portfolio.

5

State Street Institutional Investment Trust

State Street Institutional Treasury Money Market Fund

Financial Highlights

Selected data for a share outstanding throughout each period(a)

	Investor Class
	For the Period Ended 12/22/16* - 12/31/16
Net asset value, beginning of period	$1.0000

Income (loss) from investment operations
Net investment income (loss)	0.0001
Net realized gain (loss)	(0.0000	)(b)

Total from investment operations	0.0001

Distributions to shareholders from:
Net investment income	(0.0001)

Net asset value, end of period	$1.0000

Total return(c)	0.00	%(d)
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$27,402
Total expenses	0.18	%(e)
Net investment income (loss)	0.31	%(e)

*	Commencement of operations.

(a)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Portfolio.

(b)	Amount is less than $0.00005 per share.

(c)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Total return for periods of less than one year are not annualized. Results represent past performance and are not indicative of future results.

(d)	Amount is less than 0.005%.

(e)	Annualized.

See accompanying notes to financial statements and financial statements of the corresponding portfolio.

6

State Street Institutional Investment Trust

State Street Institutional Treasury Money Market Fund

Notes to Financial Statements

December 31, 2016

1.	Organization

State Street Institutional Investment Trust (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (“1940 Act”), is an open-end management investment company.

As of December 31, 2016, the Trust consists of thirty-three (33) series (and corresponding classes, each of which have the same rights and privileges, including voting rights) each of which represents a separate series of beneficial interest in the Trust. The Declaration of Trust permits the Board of Trustees of the Trust (the “Board”) to authorize the issuance of an unlimited number of shares of beneficial interest with no par value. The financial statements herein relate to the following fund (the “Fund”):

Fund	Classes	Commencement of Operations	Diversification Classification
State Street Institutional Treasury Money Market Fund	Administration Class Institutional Class Investment Class Investor Class Premier Class Service Class	Not commenced Not commenced October 25, 2007 December 22, 2016 October 25, 2007 Not commenced	Diversified

The Fund is part of a master-feeder structure and invests substantially all of its assets in the State Street Treasury Money Market Portfolio (the “Portfolio”), a separate series of State Street Master Funds. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in net assets of the Portfolio (94.90% at December 31, 2016). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including its Schedule of Investments, are attached to this report and should be read in conjunction with the Fund’s financial statements.

The Fund operates as a “government money market fund” within the meaning of Rule 2a-7 under the 1940 Act, to comply with the amendments to Rule 2a-7 that became effective October 14, 2016. The Fund is not currently subject to liquidity fees or temporary suspensions of redemptions due to declines in the Fund’s weekly liquid assets.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the

7

State Street Institutional Investment Trust

State Street Institutional Treasury Money Market Fund

Notes to Financial Statements — (continued)

December 31, 2016

reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Security Valuation

The Fund records its investments in its Portfolio at value (net asset value) each business day. The valuation policy of the Portfolio is discussed in Note 2 of the Portfolio’s Notes to Financial Statements, which are attached to this report.

The investments of the Portfolio are valued pursuant to the policy and procedures developed by the Oversight Committee (the “Committee”) and approved by the Board. The Committee provides oversight of the valuation of investments for the Portfolio. The Board has responsibility for determining the fair value of investments.

The Portfolio’s securities are recorded on the basis of amortized cost which approximates fair value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.

The summary of the inputs used for the Portfolio, as of December 31, 2016, in valuing the Portfolio’s securities carried at fair value are discussed in Note 2 of the Portfolio’s Notes to Financial Statements.

Investment Transactions and Income Recognition

Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses from security transactions consist of the Fund’s pro-rata share of the Portfolio’s realized gains and losses. Net investment income consists of the Fund’s pro-rata share of the net investment income of the Portfolio less expenses of the Fund.

Expenses

Certain expenses, which are directly identifiable to a specific Fund, are applied to that Fund within the Trust. Other expenses which cannot be attributed to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and relative net assets of the Funds within the Trust. The Fund is allocated a pro-rata share of the expense of its Portfolio. Class specific expenses are borne by each class.

Distributions

Distributions from net investment income, if any, are declared daily and are payable as of the last business day of each month. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. The amount and character of income and capital gains to be distributed are determined in accordance with applicable tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes.

8

State Street Institutional Investment Trust

State Street Institutional Treasury Money Market Fund

Notes to Financial Statements — (continued)

December 31, 2016

3.	Fees and Transactions with Affiliates

Advisory Fee

The Portfolio retained SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”), a subsidiary of State Street Corporation and an affiliate of State Street Bank and Trust Company (“State Street”), as its investment adviser. The Portfolio has entered into an investment advisory agreement with the Adviser, under which the Adviser directs the investments of the Portfolio in accordance with its investment objectives, policies, and limitations. In compensation for the Adviser’s services as investment adviser, the Portfolio pays the Adviser a management fee at an annual rate of 0.05% of its average daily net assets.

The Adviser may reimburse expenses or waive fees in order to avoid a negative yield. Any such waiver or reimbursement would be voluntary and may be revised or cancelled at any time without notice. For the year ended December 31, 2016, the Adviser did not voluntarily waive any expenses.

Under the terms of the reimbursement agreement, the Fund agrees to repay SSGA FM up to the amount of fees waived or expenses reduced under the agreement provided that the Fund is not obligated to reimburse SSGA FM (1) more than three years after the end of the fiscal year of the Fund in which SSGA FM provided a voluntary reduction; (2) in respect of any business day for which the net annualized one-day yield of the Fund is less than 0.00%; (3) to the extent that the amount of the reimbursement to SSGA FM on any day exceeds fifty percent of the yield (net of all expenses, exclusive of the reimbursement) of the Fund on that day; (4) to the extent that the amount of the reimbursement would cause the Fund’s net yield to fall below a certain minimum net yield; or (5) in respect of any such fee waivers and/or expense reimbursements that are necessary to maintain a limit on the Fund’s expenses per contractual fee waivers and/or reimbursements by SSGA FM which are effective at the time of such fee waivers and/or expense reimbursements. As of December 31, 2016, SSGA FM has not recouped any expenses from the Fund. Waived/reduced fees subject to potential recovery by year of expiration are as follows:

Expiration Date	Amount
12/31/2017	$7,917,168
12/31/2018	$8,650,278

Administrator, Sub-Administrator and Custodian Fees

SSGA FM serves as administrator and State Street serves as custodian and sub-administrator. For its administration services, the Fund pays a fee at an annual rate of 0.05% of its average daily net assets to SSGA FM. The fees are accrued daily and paid monthly.

The Fund pays State Street an annual fee for custody services for the Fund. SSGA FM pays an annual fee to State Street for sub-administration services provided for the Fund.

Distribution Fees

State Street Global Markets LLC (the “Distributor” or “SSGM”), an affiliate of the Adviser, serves as the distributor of the Fund. SSGM is a wholly owned subsidiary of State Street Corporation. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act under which the Fund may compensate the Distributor (or others) for services in connection with the distribution of the Fund’s

9

State Street Institutional Investment Trust

State Street Institutional Treasury Money Market Fund

Notes to Financial Statements — (continued)

December 31, 2016

shares and for services provided to shareholders in that class (the “Plan”). The Plan calls for payments at an annual rate (based on average daily net assets) of 0.10% of the Fund’s net assets attributable to its Investment Class shares. In addition to payments under the Plan, the Fund may reimburse the Distributor or its affiliates for payments it makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance.

During the period ended December 31, 2016, the Fund was charged $666,503 but did not make any payments to SSGM under the Plan, as SSGM voluntarily agreed to waive the entire amount of the Rule 12b-1 fees.

Wealth Management Services (“WMS”), a division of State Street, is among the financial intermediaries who may receive fees under the Plan. During the period ended December 31, 2016, SSGM paid $195,887 to WMS.

Under the Fund’s Shareholder Servicing Plan, the Fund compensates financial intermediaries for providing certain services to shareholders and for maintaining shareholder accounts. The Fund’s Investment Class shares and Investor Class shares made payments under the Shareholder Servicing Plan at an annual rate up to 0.25% and 0.08%, respectively, of the eligible average daily net assets of the Investment Class shares and Investor Class shares, respectively. During the period ended December 31, 2016, the Fund’s Investment Class shares and Investor Class shares paid SSGM $1,238,286 and $599, respectively, under the shareholder servicing agreement which SSGM subsequently paid to financial intermediaries.

During the period ended December 31, 2016, SSGM voluntarily agreed to waive shareholder services fees of $427,971.

Transfer Agent Fees

Boston Financial Data Services (“BFDS”), a joint venture of DST Systems, Inc. and State Street Corporation, serves as transfer agent and dividend disbursing agent to the Fund. For these services, the Fund pays annual account services fees, activity-based fees, and charges related to compliance and regulatory services.

4.	Trustees’ Fees

The fees and expenses of the Trust’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), are paid directly by the Fund. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance and industry seminars.

5.	Income Tax Information

The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. Therefore, no provision for federal income tax is required.

10

State Street Institutional Investment Trust

State Street Institutional Treasury Money Market Fund

Notes to Financial Statements — (continued)

December 31, 2016

The Fund files federal and various state and local tax returns as required. No income tax returns are currently under examination. Generally, the federal returns are subject to examination by the Internal Revenue Service for a period of three years from date of filing, while the state returns may remain open for an additional year depending upon jurisdiction. SSGA FM has analyzed the Fund’s tax positions taken on tax returns for all open years and does not believe there are any uncertain tax positions that would require recognition of a tax liability.

Distributions to shareholders are recorded on ex-dividend date. Income dividends and gain distributions are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. Certain capital accounts in the financial statements have been adjusted for permanent book- tax differences. These adjustments have no impact on net asset values or results of operations. Temporary book-tax differences will reverse in the future. These book-tax differences are primarily due to differing treatments for character of distributions.

The tax character of distributions paid during the period ended December 31, 2016, was as follows:

	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total
State Street Treasury Money Market Fund	$21,696,799	$–	$–	$21,696,799

The tax character of distributions paid during the period ended December 31, 2015, was as follows:

	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total
State Street Treasury Money Market Fund	$124,494	$–	$–	$124,494

At December 31, 2016, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryforwards	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)	Qualified Late-Year Losses	Total
State Street Treasury Money Market Fund	$333,117	$–	$–	$–	$–	$333,117

At December 31, 2016, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes.

6.	Risks

Market, Credit and Counterparty Risk

In the normal course of business, the Fund trades securities and enters into financial transactions where risk of potential loss exists due to changes in global economic conditions and fluctuations of the market (market risk). Additionally, the Fund may also be exposed to counterparty risk in the event that an issuer

11

State Street Institutional Investment Trust

State Street Institutional Treasury Money Market Fund

Notes to Financial Statements — (continued)

December 31, 2016

or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults. The value of securities held by the Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations (credit risk).

Financial assets, which potentially expose the Fund to market, credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Fund’s exposure to market, credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

7.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date on which the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

12

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

State Street Institutional Investment Trust:

We have audited the accompanying statement of assets and liabilities of the State Street Institutional Treasury Money Market Fund (one of the funds constituting State Street Institutional Investment Trust) (the “Fund”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the State Street Institutional Treasury Money Market Fund (one of the funds constituting State Street Institutional Investment Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2017

13

State Street Institutional Investment Trust

State Street Institutional Treasury Money Market Fund

Other Information

December 31, 2016 (Unaudited)

EXPENSE EXAMPLE

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), if applicable, on purchase payments, reinvested dividends, or other distributions and (2) ongoing costs, including advisory fees and to the extent applicable, distribution (12b-1) and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from July 1, 2016 to December 31, 2016.

The table below illustrates your Fund’s cost in two ways:

•

Based on actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period”.

•

Based on hypothetical 5% return – This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales load charges (loads). Therefore, the hypothetical 5% return section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		Actual			Hypothetical (assuming a 5% return before expenses)
	Annualized Expense Ratio	Ending Account Value	Expenses Paid During Period		Ending Account Value	Expenses Paid During Period(a)
State Street Institutional Treasury Money Market Fund
Premier Class	0.12%	$1,001.10	$0.60	(a)	$1,024.50	$0.61
Investment Class	0.34	1,000.00	1.71	(a)	1,023.40	1.73
Investor Class	0.18	1,000.00	0.05	(b)	1,024.20	0.92

(a)

Expenses are equal to the Fund’s annualized net expense ratio, which includes the Fund’s proportionate share of the expenses of the Portfolio, multiplied by the average account value of the period, multiplied by 184, then divided by 366.

(b)	Actual period is from commencement of operations on 12/22/2016.

14

State Street Institutional Investment Trust

State Street Institutional Treasury Money Market Fund

Other Information — (continued)

December 31, 2016 (Unaudited)

Proxy Voting Policies

The Fund has adopted the proxy voting policies of the Adviser. A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities are contained in the Fund’s Statement of Additional Information, which is available (i) without charge, upon request, by calling the Funds at 1-877-521-4083, (ii) on the Fund’s website at www.SSGA.com/cash, (iii) on the SEC’s website at www.sec.gov, or (iv) at the SEC’s public reference room. Information on the operation of the public reference room may be obtained by calling 1-800-SEC-0330. Information regarding the Trust’s proxy voting policies and procedures, as well as information regarding how the Trust voted proxies, if any, during the most recent 12-month period ended June 30 is available without charge (1) by calling 1-877-521-4083 (toll free), or (2) on the website of the SEC at www.sec.gov.

Quarterly Portfolio Schedule

The Fund will file its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. For the second and fourth quarters, the complete schedule of investments is available in the Fund’s semi-annual and annual financial statements. The Fund’s Form N-Q is available (i) without charge, upon request, by calling the Fund at 1-877-521-4083, (ii) on the Fund’s website at www.SSGA.com/cash, (iii) on the SEC’s website at www.sec.gov, or (iv) at the SEC’s public reference room. Information on the operation of the public reference room may be obtained by calling 1-800-SEC-0330.

Monthly Portfolio Schedule

The Fund files its monthly portfolio holdings with the SEC on Form N-MFP. The Fund’s Form N-MFP is available (i) on the SEC’s website at www.sec.gov, or (ii) at the SEC’s public reference room.

15

State Street Institutional Investment Trust

State Street Institutional Treasury Money Market Fund

Other Information — (continued)

December 31, 2016 (Unaudited)

Trustees and Officers Information

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
Independent Trustees
Michael F. Holland c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1944	Trustee and Co-Chairman of the Board	Term: Indefinite Elected: 7/99	Chairman, Holland & Company L.L.C. (investment adviser) (1995-present).	72	Director, the Holland Series Fund, Inc.; Director, The China Fund, Inc.; Director, The Taiwan Fund, Inc.; Director, Reaves Utility Income Fund, Inc.; and Director, Blackstone/GSO Loans (and Real Estate) Funds.
Patrick J. Riley c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1948	Trustee and Co-Chairman of the Board	Term: Indefinite Elected:1/14	2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); 1998 to Present, Independent Director, State Street Global Advisers Ireland, Ltd. (investment company); 1998 to Present, Independent Director, SSGA Liquidity plc (formerly, SSGA Cash Management Fund plc); January 2009 to Present, Independent Director, SSGA Fixed Income plc; and January 2009 to Present, Independent Director, SSGA Qualified Funds PLC.	78	Board Director and Chairman, SPDR Europe 1PLC Board (2011- Present); Board Director and Chairman, SPDR Europe II, PLC (2013- Present).
William L. Boyan(1) c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1937	Trustee and Co-Chairman of the Valuation Committee	Term: Indefinite Elected: 7/99	President and Chief Operations Officer, John Hancock Financial Services (1959-1999). Mr. Boyan retired in 1999.	78	Chairman Emeritus, Children’s Hospital, Boston, MA (1984-2011); Former Trustee of Old Mutual South Africa Master Trust (investments) (1995-2008); Former Chairman, Boston Plan For Excellence, Boston Public Schools (1995-2010); Member of Advisory Board of Florida Atlantic University Lifelong Learning Society.

16

State Street Institutional Investment Trust

State Street Institutional Treasury Money Market Fund

Other Information — (continued)

December 31, 2016 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
Independent Trustees (continued)
William L. Marshall c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1942	Trustee and Co-Chairman of the Audit Committee	Term: Indefinite Elected: 1/14	July 2016 to Present, Chief Executive Officer and Chief Compliance Officer, The Marshall Financial Group, Inc; 2015 to present, Board member, The Doylestown Health Foundation Board; April 2011 to June 2016, Chairman (until April 2011, Chief Executive Officer and President), Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Financial Planners Association.	78	—
Richard D. Shirk c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1945	Trustee and Co-Chairman of the Qualified Legal and Compliance Committee	Term: Indefinite Elected: 1/14

March 2001 to April 2002, Chairman (1996 to March

2001, President and Chief

Executive Officer),

Cerulean Companies, Inc. (holding company) (Retired); 1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare); 1998 to December 2008, Chairman, Board Member and December 2008 to Present, Investment Committee Member, Healthcare Georgia Foundation (private foundation); September 2002 to 2012, Lead Director and Board Member, Amerigroup Corp. (managed health care); 1999 to 2013, Board Member and (since 2001) Investment Committee Member, Woodruff Arts Center; 2003 to 2009, Trustee, Gettysburg College; Board member, AeroCare Holdings (privately held healthcare services company) (February 2003-Present); Board member, Regenesis Biomedical (health care services) (April 2012-present), Chairman, (January 2014-present).

				78	—

17

State Street Institutional Investment Trust

State Street Institutional Treasury Money Market Fund

Other Information — (continued)

December 31, 2016 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
Independent Trustees (continued)
Rina K. Spence c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1948	Trustee and Co-Chairman of the Qualified Legal and Compliance Committee and Co-Chairman of the Governance Committee	Term: Indefinite Elected: 7/99	President of SpenceCare International LLC (international healthcare consulting) (1999-present); Chief Executive Officer, IEmily.com (health internet company) (2000-2001); Chief Executive Officer of Consensus Pharmaceutical, Inc. (1998-1999); Founder, President and Chief Executive Officer of Spence Center for Women’s Health (1994-1998); President and CEO, Emerson Hospital (1984-1994); Honorary Consul for Monaco in Boston (2015-present).	78	Trustee, Eastern Enterprise (utilities) (1988-2000); Director, Berkshire Life Insurance Company of America (1993-2009).
Bruce D. Taber c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1943	Trustee and Co-Chairman of the Valuation Committee and Co-Chairman of the Governance Committee	Term: Indefinite Elected: 1/14	1999 to Present, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); Until December 2008, Independent Director, SSGA Cash Management Fund plc; Until December 2008, Independent Director, State Street Global Advisers Ireland, Ltd. (investment companies); and Until August 1994, President, Alonzo B. Reed, Inc., (a Boston architect-engineering firm).	72	—
Douglas T. Williams c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1940	Trustee and Co-Chairman of the Audit Committee	Term: Indefinite Elected: 7/99	Retired Executive Vice President and member of Executive Committee, Chase Manhattan Bank (1987-1999); President, Boston Stock Exchange Depository Trust Company, 1981-1982; Treasurer, Nantucket Educational Trust, (2002-2007).	78	—
Michael A. Jessee c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1946	Trustee	Term: Indefinite Appointed: 7/16	Retired; formerly, President and Chief Executive Officer of the Federal Home Loan Bank of Boston (1989-2009); Trustee, Randolph-Macon College (2004-2016).	78	—

18

State Street Institutional Investment Trust

State Street Institutional Treasury Money Market Fund

Other Information — (continued)

December 31, 2016 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
Interested Trustee(2)
James E. Ross SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1965	Trustee	Term: Indefinite Appointed: 2/07	Executive Vice President; State Street Global Advisors (2006-present); Chairman and Director, SSGA Funds Management, Inc. (2012-present); Principal, State Street Global Advisors (2006-present); President, SSGA Funds Management, Inc. (2005-2012).	265	SSGA SPDR ETFs Europe I plc (Director) (November 2016-present); SSGA SPDR ETFs Europe II plc (Director) (November 2016-present).

(1)	Mr. Boyan retired as a Trustee of the Trust effective February 16, 2017.

(2)	Mr. Ross is an Interested Trustee because of his employment by SSGA Funds Management, Inc., an affiliate of the Trust.

†	For the purpose of determining the number of portfolios overseen by the Trustees, “Fund Complex” comprises registered investment companies for which SSGA Funds Management, Inc. serves as investment adviser.

The following lists the principal officers for the Trust, as well as their mailing addresses and ages, positions with the Trust and length of time served, and present and principal occupations:

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Officers
Ellen M. Needham SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1967	President	Term: Indefinite Elected: 10/12	President and Director, SSGA Funds Management, Inc. (2001-present)*; Senior Managing Director, State Street Global Advisors (1992-present).*
Bruce S. Rosenberg SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1961	Treasurer	Term: Indefinite Elected: 2/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015-present); Director, Credit Suisse (April 2008-July 2015).
Ann M. Carpenter SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1966	Vice President and Deputy Treasurer	Term: Indefinite Elected: 10/12 Term: Indefinite Elected: 2/16	Chief Operating Officer, SSGA Funds Management, Inc. (2005-present)*; Managing Director, State Street Global Advisors (2005-present).*
Chad C. Hallett SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1969	Deputy Treasurer	Term: Indefinite Elected: 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014-present); Vice President, State Street Bank and Trust Company (2001-November 2014).*

19

State Street Institutional Investment Trust

State Street Institutional Treasury Money Market Fund

Other Information — (continued)

December 31, 2016 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Officers (continued)
Darlene Anderson-Vasquez SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1968	Deputy Treasurer	Term: Indefinite Elected: 11/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016-present); Senior Vice President, John Hancock Investments (September 2007-May 2016).
Sujata Upreti SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1974	Assistant Treasurer	Term: Indefinite Elected: 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (May 2015-present); Assistant Director, Cambridge Associates, LLC (July 2014-January 2015); Vice President, Bank of New York Mellon (July 2012-August 2013); Manager, PricewaterhouseCoopers, LLP (September 2009-July 2012).
Daniel Foley SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1972	Assistant Treasurer	Term: Indefinite Elected: 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (April 2007-present).*
Brian Harris SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1973	Chief Compliance Officer and Code of Ethics Compliance Officer	Term: Indefinite Elected: 11/13 Term: Indefinite Elected: 9/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (2013-Present)*; Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (September 2010 to May 2013); Director of Compliance, AARP Financial Inc. (July 2008 to August 2010).
Joshua A. Weinberg SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1978	Chief Legal Officer	Term: Indefinite Elected: 2/15	Vice President and Managing Counsel, State Street Global Advisors (2011-present); Clerk, SSGA Funds Management, Inc. (2013-present); Associate, Financial Services Group, Dechert LLP (2005-2011).
Jesse D. Hallee State Street Bank and Trust Company 100 Summer Street, 7th Floor Boston, MA 02111 YOB: 1976	Secretary	Term: Indefinite Elected: 9/16	Vice President and Managing Counsel, State Street Bank and Trust Company (2013-present); Vice President and Counsel, Brown Brothers Harriman & Co. (2007-2013).
Khimmara Greer State Street Bank and Trust Company 100 Summer Street, 7th Floor Boston, MA 02111 YOB: 1983	Assistant Secretary	Term: Indefinite Elected: 5/16	Vice President and Counsel, State Street Bank and Trust Company (2015-present); Regulatory Advisor, JPMorgan (2014-2015); Claims Case Manager, Liberty Mutual Insurance (2012-2014); Contract Attorney, Various Law Firms (2011-2012).

*	Served in various capacities and/or with various affiliated entities during noted time period.

Statement of Additional Information (SAI) includes additional information about the Fund’s directors and is available, without charge, upon request and by calling 1-877-521-4083.

20

Trustees

Michael F. Holland

Michael A. Jessee

William L. Marshall

Patrick J. Riley

James E. Ross

Richard D. Shirk

Rina K. Spence

Bruce D. Taber

Douglas T. Williams

Investment Adviser and Administrator

SSGA Funds Management, Inc.

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Custodian and Sub-Administrator

State Street Bank and Trust Company

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

Legal Counsel

Ropes & Gray LLP

800 Boylston Street

Boston, MA 02199

Transfer Agent

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Distributor

State Street Global Markets LLC

State Street Financial Center

One Lincoln Street

Boston, MA 02111

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of shares of beneficial interest.

State Street Institutional Investment Trust State Street Bank and Trust Company P.O. Box 5049 Boston, MA 02206

The information contained in this report is intended for the general information of shareholders of the Fund. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Fund prospectus which contains important information concerning the Fund and the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-877-521-4083 or visiting www.ssga.com/cash. Please read the prospectus carefully before investing in the Fund.

Annual Report

31 December 2016

State Street Master Funds

State Street Treasury Money Market Portfolio

The information contained in this report is intended for the general information of shareholders of the Portfolio and shareholders of any fund invested in the Portfolio. Interests in the Portfolio are offered solely to eligible investors in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the 1933 Act. This report is not authorized for distribution (i) to prospective investors in any fund invested in the Portfolio unless preceded or accompanied by a current offering document for such fund or (ii) to prospective eligible investors in the Portfolio unless preceded or accompanied by a current offering document of the Portfolio. Eligible investors in the Portfolio may obtain a current Portfolio offering document by calling 1-877-521-4083. Please read the offering document carefully before investing in the Portfolio.

State Street Master Funds

State Street Treasury Money Market Portfolio

Annual Report

December 31, 2016

The information contained in this report is intended for the general information of shareholders of the Portfolio and shareholders of any fund invested in the Portfolio. Interests in the Portfolio are offered solely to eligible investors in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the 1933 Act. This report is not authorized for distribution (i) to prospective investors in any fund invested in the Portfolio unless preceded or accompanied by a current offering document for such fund or (ii) to prospective eligible investors in the Portfolio unless preceded or accompanied by a current offering document of the Portfolio. Eligible investors in the Portfolio may obtain a current Portfolio offering document by calling 1-877-521-4083. Please read the offering document carefully before investing in the Portfolio.

State Street Master Funds

State Street Treasury Money Market Portfolio

Portfolio Statistics (Unaudited)

Portfolio Composition*	December 31, 2016
Treasury Debt	100.0%
Other Assets in Excess of Liabilities	0.0 **
Total	100.0%

Maturity Ladder*	December 31, 2016
2 to 30 Days	39.1%
31 to 60 Days	12.6
61 to 90 Days	26.7
Over 90 Days	21.6
Total	100.0%
Average days to maturity	43
Weighted average life	87

*	As a percentage of net assets as of the date indicated. The Portfolio’s composition will vary over time.

**	Amount represents less than 0.05% of net assets.

See accompanying notes to financial statements.

1

State Street Master Funds

State Street Treasury Money Market Portfolio

Schedule of Investments

December 31, 2016

Name of Issuer and Title of Issue	Interest Rate	Next Rate Reset Date	Maturity Date	Principal Amount	Value
TREASURY DEBT – 100.0%
U.S. Treasury Bill(a)	0.370%	01/05/2017	01/05/2017	$1,351,740,000	$1,351,691,252
U.S. Treasury Bill(a)	0.400%	01/12/2017	01/12/2017	1,888,000,000	1,887,750,413
U.S. Treasury Bill(a)	0.420%	01/19/2017	01/19/2017	1,559,735,000	1,559,382,252
U.S. Treasury Bill(a)	0.430%	01/26/2017	01/26/2017	575,000,000	574,831,531
U.S. Treasury Bill(a)	0.430%	02/02/2017	02/02/2017	126,500,000	126,455,584
U.S. Treasury Bill(a)	0.450%	02/09/2017	02/09/2017	100,000,000	99,952,333
U.S. Treasury Bill(a)	0.450%	02/16/2017	02/16/2017	175,000,000	174,887,076
U.S. Treasury Bill(a)	0.480%	02/23/2017	02/23/2017	375,000,000	374,735,000
U.S. Treasury Bill(a)	0.490%	03/02/2017	03/02/2017	301,000,000	300,751,475
U.S. Treasury Bill(a)	0.490%	03/09/2017	03/09/2017	751,000,000	750,302,837
U.S. Treasury Bill(a)	0.510%	03/16/2017	03/16/2017	808,000,000	807,114,634
U.S. Treasury Bill(a)	0.510%	03/23/2017	03/23/2017	949,000,000	947,906,252
U.S. Treasury Bill(a)	0.510%	03/30/2017	03/30/2017	924,000,000	922,789,927
U.S. Treasury Bill(a)	0.530%	04/06/2017	04/06/2017	100,000,000	99,870,694
U.S. Treasury Bill(a)	0.550%	04/13/2017	04/13/2017	177,000,000	176,751,758
U.S. Treasury Bill(a)	0.550%	04/20/2017	04/20/2017	175,000,000	174,750,965
U.S. Treasury Bill(a)	0.560%	04/27/2017	04/27/2017	100,000,000	99,844,528
U.S. Treasury Bill(a)	0.620%	05/18/2017	05/18/2017	150,000,000	149,645,265
U.S. Treasury Bill(a)	0.620%	05/25/2017	05/25/2017	150,000,000	149,632,200
U.S. Treasury Bill(a)	0.620%	06/15/2017	06/15/2017	102,000,000	101,698,463
U.S. Treasury Bill(a)	0.630%	06/01/2017	06/01/2017	153,000,000	152,606,666
U.S. Treasury Bill(a)	0.630%	06/08/2017	06/08/2017	100,000,000	99,730,083
U.S. Treasury Note(b)	0.630%	01/03/2017	05/01/2017	364,900,000	364,929,272
U.S. Treasury Note(b)	0.633%	01/03/2017	07/31/2017	358,500,000	358,442,601
U.S. Treasury Note(b)	0.640%	01/03/2017	01/31/2017	650,000,000	650,008,368
U.S. Treasury Note(b)	0.724%	01/03/2017	10/31/2017	180,500,000	180,462,219
U.S. Treasury Note(b)	0.730%	01/03/2017	07/31/2018	159,000,000	159,072,477
U.S. Treasury Note(b)	0.746%	01/04/2017	04/30/2018	423,820,000	424,086,990
U.S. Treasury Note(a)	0.385%	01/15/2017	01/15/2017	101,000,000	101,013,979
U.S. Treasury Note(b)	0.828%	01/03/2017	01/31/2018	333,000,000	333,590,807
U.S. Treasury Note(a)	0.412%	02/28/2017	02/28/2017	123,000,000	123,500,520
U.S. Treasury Note(a)	0.465%	01/31/2017	01/31/2017	219,500,000	219,975,090

TOTAL INVESTMENTS(c)(d) – 100.0%					13,998,163,511
Other Assets in Excess of Liabilities – 0.0%(e)					6,137,728

NET ASSETS – 100.0%					$14,004,301,239

(a)	The rate shown is the yield-to-maturity from date of acquisition.

(b)	Variable Rate Security – Interest rate shown is rate in effect at December 31, 2016.

(c)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 2 inputs. (Note 2)

(d)	Also represents the cost for federal tax purposes.

(e)	Amount is less than 0.05% of net assets.

See accompanying notes to financial statements.

2

State Street Master Funds

State Street Treasury Money Market Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets
Investments in securities, at value and cost (Note 2)	$13,998,163,511
Cash	695
Interest receivable (Note 2)	7,089,076
Prepaid expenses and other assets	1,691

Total assets	14,005,254,973

Liabilities
Advisory fee payable (Note 3)	587,158
Administration, custody and transfer agent fees payable (Note 3)	185,315
Trustees’ fees and expenses payable (Note 4)	59,828
Professional fees payable	64,320
Printing fees payable	11,363
Accrued expenses and other liabilities	45,750

Total liabilities	953,734

Net Assets	$14,004,301,239

See accompanying notes to financial statements.

3

State Street Master Funds

State Street Treasury Money Market Portfolio

Statement of Operations

For the Year Ended December 31, 2016

Investment Income
Interest income	$39,633,440

Expenses
Advisory fee (Note 3)	6,364,215
Administration, custodian and transfer agent fees (Note 3)	1,530,534
Trustees’ fees and expenses (Note 4)	273,329
Professional fees	171,777
Printing fees	16,138
Insurance expense	16,327
Miscellaneous expenses	60,616

Total expenses	8,432,936

Net Investment Income (Loss)	31,200,504

Realized Gain (Loss)
Net realized gain (loss) on:
Investments	309,711

Net Increase (Decrease) in Net Assets from Operations	$31,510,215

See accompanying notes to financial statements.

4

State Street Master Funds

State Street Treasury Money Market Portfolio

Statement of Changes in Net Assets

	Year Ended 12/31/16	Year Ended 12/31/15
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$31,200,504	$(3,202,509)
Net realized gain (loss)	309,711	119,782

Net increase (decrease) in net assets resulting from operations	31,510,215	(3,082,727)

Capital Transactions:
Contributions	24,797,217,848	26,921,306,751
Withdrawals	(22,661,554,484)	(25,328,556,655)

Net increase (decrease) in net assets from capital transactions	2,135,663,364	1,592,750,096

Net increase (decrease) in net assets during the period	2,167,173,579	1,589,667,369

Net assets at beginning of period	11,837,127,660	10,247,460,291

Net Assets at End of Period	$14,004,301,239	$11,837,127,660

See accompanying notes to financial statements.

5

State Street Master Funds

State Street Treasury Money Market Portfolio

Financial Highlights

Selected data for a share outstanding throughout each period:

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13		Year Ended 12/31/12
Total return(b)	0.25%	(0.04)%	(0.02)%	0.00	%(a)	0.02%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$14,004,301	$11,837,128	$10,247,460	$14,558,022		$12,712,060
Ratios to average net assets:
Total expenses	0.07%	0.07%	0.07%	0.07%		0.07%
Net investment income (loss)	0.25%	(0.03)%	(0.02)%	0.00	%(a)	0.02%

(a)	Amount is less than 0.005%.

(b)	Results represent past performance and are not indicative of future results.

See accompanying notes to financial statements.

6

State Street Master Funds

State Street Treasury Money Market Portfolio

Notes to Financial Statements

December 31, 2016

1.	Organization

State Street Master Funds (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (“1940 Act”), is an open-end management investment company.

As of December 31, 2016, the Trust consists of six (6) series, each of which represents a separate series of beneficial interest in the Trust. State Street Treasury Money Market Portfolio (the “Portfolio”) is authorized to issue an unlimited number of shares of beneficial interest with no par value. The financial statements herein relate only to the Portfolio.

The Portfolio operates as a “government money market fund” within the meaning of Rule 2a-7 under the 1940 Act, to comply with the amendments to Rule 2a-7 that became effective October 14, 2016. The Portfolio is not currently subject to liquidity fees or temporary suspensions of redemptions due to declines in the Portfolio’s weekly liquid assets.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims that may be made against the Trust that have not yet occurred.

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Security Valuation

The investments of the Portfolio are valued pursuant to the policy and procedures developed by the Oversight Committee (the “Committee”) and approved by the Board of Trustees of the Trust (the “Board”). The Committee provides oversight of the valuation of investments for the Portfolio. The Board has responsibility for determining the fair value of investments.

The Portfolio’s securities are recorded on the basis of amortized cost which approximates fair value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.

Because of the inherent uncertainties of valuation and under certain market conditions, the values reflected in the financial statements may differ from the value received upon actual sale of those investments and it is possible that the differences could be material.

7

State Street Master Funds

State Street Treasury Money Market Portfolio

Notes to Financial Statements – (continued)

December 31, 2016

Various inputs are used in determining the value of the Portfolio’s investments. The Portfolio values its assets and liabilities at fair value using a fair value hierarchy consisting of three broad levels that prioritize the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with investing in it.

The three levels of the fair value hierarchy are as follows:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 – Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. Transfers between different levels of the fair value hierarchy are recognized at the end of the reporting period. The Portfolio had no transfers between levels for the period ended December 31, 2016.

Investment Transactions and Income Recognition

Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses from the sale or disposition of investments are determined using the identified cost method. Interest income is recorded daily on an accrual basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

All of the net investment income and realized gains and losses from the security transactions of the Portfolio are allocated pro rata among the partners in the Portfolio on a daily basis based on each partner’s daily ownership percentage.

Expenses

Certain expenses, which are directly identifiable to a specific series of the Trust, are applied to that series within the Trust. Other expenses which cannot be attributed to a specific series of the Trust are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the series within the Trust.

8

State Street Master Funds

State Street Treasury Money Market Portfolio

Notes to Financial Statements – (continued)

December 31, 2016

3.	Fees and Transactions with Affiliates

Advisory Fee

The Trust has entered into an investment advisory agreement with SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”), a subsidiary of State Street Corporation and an affiliate of State Street Bank and Trust Company (“State Street”), under which the Adviser directs the investments of the Portfolio in accordance with its investment objectives, policies, and limitations. In compensation for the Adviser’s services as investment adviser, the Portfolio pays the Adviser a management fee at an annual rate of 0.05% of its average daily net assets.

Administrator, Sub-Administrator, Custodian and Transfer Agent Fees

SSGA FM serves as administrator and State Street serves as custodian, sub-administrator and transfer agent. SSGA FM and State Street receive an annual fee for their services as administrator, custodian, sub-administrator and transfer agent, respectively. The annual fee is accrued daily and payable monthly at the following fee rate:

Asset Levels	Annual Percentage of Average Aggregate Monthly Net Assets
First $400 million	0.03%
Next $15 billion	0.02%
Thereafter	0.01%
Minimum annual fee per Portfolio	$150,000

The minimum fee will be calculated by multiplying the minimum per portfolio fee by the number of portfolios within the Trust to arrive at the total minimum fee. The greater of the asset based fee or the minimum fee will be charged to the portfolios. SSGA FM and State Street each receive a portion of the fee.

Other Transactions with Affiliates

In December 2015, State Street, the Portfolio’s custodian, announced a review of the manner in which it invoiced certain expenses to certain of its Investment Servicing clients, primarily in the United States, during an 18-year period going back to 1998 and its determination that it had incorrectly invoiced clients for certain expenses. State Street informed its clients that it will pay to them the expenses it concluded were incorrectly invoiced to them, plus interest.

The amounts in the table below represent the refunded expenses and interest credited to the Portfolio for the periods in question.

Refunded Custody Expense*	Interest*	Total	% of Net Assets at 12/31/16
$2,142	$11	$2,153	0.00	%**

*	Refunded Custody Expense and Interest appear on the Statement of Operations in Administration, custody and transfer agent fees and Interest income, respectively.

**	Amount is less than 0.005% of net assets.

9

State Street Master Funds

State Street Treasury Money Market Portfolio

Notes to Financial Statements – (continued)

December 31, 2016

4.	Trustees’ Fees

The fees and expenses of the Trust’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), are paid directly by the Portfolio. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance and industry seminars.

5.	Income Tax Information

The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains because it is treated as a partnership for federal income tax purposes. All interest, gains and losses of the Portfolio is deemed to have been “passed through” to the Portfolio’s partners in proportion to their holdings in the Portfolio, regardless of whether such items have been distributed by the Portfolio. Each partner is responsible for its tax liability based on its distributive share; therefore, no provision has been made for federal income taxes.

The Portfolio files federal and various state and local tax returns as required. No income tax returns are currently under examination. Generally, the federal returns are subject to examination by the Internal Revenue Service for a period of three years from date of filing, while the state returns may remain open for an additional year depending upon jurisdiction. SSGA FM has analyzed the Portfolio’s tax positions taken on tax returns for all open years and does not believe there are any uncertain tax positions that would require recognition of a tax liability.

At December 31, 2016, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes.

6.	Risks

Concentration Risk

As a result of the Portfolio’s ability to invest a large percentage of its assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Portfolio’s investments more than if the Portfolio were more broadly diversified.

Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio trades securities and enters into financial transactions where risk of potential loss exists due to changes in global economic conditions and fluctuations of the market (market risk). Additionally, the Portfolio may also be exposed to counterparty risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolio has unsettled or open transactions defaults. The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations (credit risk).

10

State Street Master Funds

State Street Treasury Money Market Portfolio

Notes to Financial Statements – (continued)

December 31, 2016

Financial assets, which potentially expose the Portfolio to market, credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Portfolio’s exposure to market, credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Portfolio’s Statement of Assets and Liabilities, less any collateral held by the Portfolio.

7.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Portfolio through the date on which the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statement.

11

State Street Treasury Money Market Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Owners of Beneficial Interest of

State Street Master Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the State Street Treasury Money Market Portfolio (one of the portfolios constituting State Street Master Funds) (the “Portfolio”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the State Street Treasury Money Market Portfolio (one of the portfolios constituting State Street Master Funds) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2017

12

State Street Master Funds

State Street Treasury Money Market Portfolio

Other Information

December 31, 2016 (Unaudited)

EXPENSE EXAMPLE

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), if applicable, on purchase payments, reinvested dividends, or other distributions and (2) ongoing costs, including advisory fees and to the extent applicable, distribution (12b-1) and/or service fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from July 1, 2016 to December 31, 2016.

The table below illustrates your Portfolio’s cost in two ways:

•

Based on actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Portfolio under the heading “Expenses Paid During Period”.

•

Based on hypothetical 5% return – This section is intended to help you compare your Portfolio’s costs with those of other mutual funds. It assumes that the Portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Portfolio’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess your Portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales load charges (loads). Therefore, the hypothetical 5% return section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		Actual		Hypothetical (assuming a 5% return before expenses)
	Annualized Expense Ratio	Ending Account Value	Expenses Paid During Period(a)	Ending Account Value	Expenses Paid During Period(a)
State Street Treasury Money Market Portfolio	0.07%	$1,001.40	$0.35	$1,024.80	$0.36

(a)	Expenses are equal to the Portfolio’s annualized net expense ratio multiplied by the average account value of the period, multiplied by 184, then divided by 366.

13

State Street Master Funds

State Street Treasury Money Market Portfolio

Other Information — (continued)

December 31, 2016 (Unaudited)

Proxy Voting Policies and Procedures and Record

The Portfolio has adopted the proxy voting policies of the Adviser. A description of the policies and procedures that the Portfolio have adopted to determine how to vote proxies relating to portfolio securities are contained in the Portfolio’s Statement of Additional Information, which is available (i) without charge, upon request, by calling the Portfolio at 1-877-521-4083, (ii) on the SEC’s website at www.sec.gov, or (iii) at the SEC’s public reference room. Information on the operation of the public reference room may be obtained by calling 1-800-SEC-0330. Information regarding how the Portfolio voted proxies, if any, during the most recent 12-month period ended June 30 is available by August 31 of each year without charge (1) by calling 1-877-521-4083 (toll free), or (2) on the website of the SEC at www.sec.gov.

Quarterly Portfolio Schedule

The Portfolio will file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. For the second and fourth quarters, the complete schedules of investments are available in the Portfolio’s semi-annual and annual financial statements. The Portfolio’s Form N-Q is available (i) without charge, upon request, by calling the Portfolio at 1-877-521-4083, (ii) on the SEC’s website at www.sec.gov, or (iii) at the SEC’s public reference room. Information on the operation of the public reference room may be obtained by calling 1-800-SEC-0330.

Monthly Portfolio Schedule

The Portfolio files its monthly portfolio holdings with the SEC on Form N-MFP. The Portfolio’s Form N-MFP is available (i) on the SEC’s website at www.sec.gov, or (ii) at the SEC’s public reference room.

14

State Street Master Funds

State Street Treasury Money Market Portfolio

Other Information — (continued)

December 31, 2016 (Unaudited)

Trustees and Officers Information

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
Independent Trustees
Michael F. Holland c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1944	Trustee and Co-Chairman of the Board	Term: Indefinite Elected: 7/99	Chairman, Holland & Company L.L.C. (investment adviser) (1995-present).	72	Director, the Holland Series Fund, Inc.; Director, The China Fund, Inc.; Director, The Taiwan Fund, Inc.; Director, Reaves Utility Income Fund, Inc.; and Director, Blackstone/GSO Loans (and Real Estate) Funds.
Patrick J. Riley c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1948	Trustee and Co-Chairman of the Board	Term: Indefinite Elected:1/14	2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); 1998 to Present, Independent Director, State Street Global Advisers Ireland, Ltd. (investment company); 1998 to Present, Independent Director, SSGA Liquidity plc (formerly, SSGA Cash Management Fund plc); January 2009 to Present, Independent Director, SSGA Fixed Income plc; and January 2009 to Present, Independent Director, SSGA Qualified Funds PLC.	78	Board Director and Chairman, SPDR Europe 1PLC Board (2011-Present); Board Director and Chairman, SPDR Europe II, PLC (2013-Present).
William L. Boyan(1) c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1937	Trustee and Co-Chairman of the Valuation Committee	Term: Indefinite Elected: 7/99	President and Chief Operations Officer, John Hancock Financial Services (1959-1999). Mr. Boyan retired in 1999.	78	Chairman Emeritus, Children’s Hospital, Boston, MA (1984-2011); Former Trustee of Old Mutual South Africa Master Trust (investments) (1995-2008); Former Chairman, Boston Plan For Excellence, Boston Public Schools (1995-2010); Member of Advisory Board of Florida Atlantic University Lifelong Learning Society.
William L. Marshall c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1942	Trustee and Co-Chairman of the Audit Committee	Term: Indefinite Elected: 1/14	July 2016 to Present, Chief Executive Officer and Chief Compliance Officer, The Marshall Financial Group, Inc.; 2015 to present, Board member, The Doylestown Health Foundation Board; April 2011 to June 2016, Chairman (until April 2011, Chief Executive Officer and President), Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Financial Planners Association.	78	—

15

State Street Master Funds

State Street Treasury Money Market Portfolio

Other Information — (continued)

December 31, 2016 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
Independent Trustees (continued)
Richard D. Shirk c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1945	Trustee and Co-Chairman of the Qualified Legal and Compliance Committee	Term: Indefinite Elected: 1/14

March 2001 to April 2002, Chairman (1996 to March

2001, President and Chief

Executive Officer), Cerulean Companies, Inc. (holding company) (Retired); 1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare); 1998 to December 2008, Chairman, Board Member and December 2008 to Present, Investment Committee Member, Healthcare Georgia Foundation (private foundation); September 2002 to 2012, Lead Director and Board Member, Amerigroup Corp. (managed healthcare); 1999 to 2013, Board Member and (since 2001) Investment Committee Member, Woodruff Arts Center; and 2003 to 2009, Trustee, Gettysburg College; Board member, AeroCare Holdings (privately held healthcare services company) (February 2003-Present); Board member, Regenesis Biomedical (health care services) (April 2012-present), Chairman, (January 2014-present).

				78	—
Rina K. Spence c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1948	Trustee and Co-Chairman of the Qualified Legal and Compliance Committee and Co-Chairman of the Governance Committee	Term: Indefinite Elected: 7/99	President of SpenceCare International LLC (international healthcare consulting) (1999-present); Chief Executive Officer, IEmily.com (health internet company) (2000-2001); Chief Executive Officer of Consensus Pharmaceutical, Inc. (1998-1999); Founder, President and Chief Executive Officer of Spence Center for Women’s Health (1994-1998); President and CEO, Emerson Hospital (1984-1994); Honorary Consul for Monaco in Boston (2015-present).	78	Trustee, Eastern Enterprise (utilities) (1988-2000); Director, Berkshire Life Insurance Company of America (1993-2009).

16

State Street Master Funds

State Street Treasury Money Market Portfolio

Other Information — (continued)

December 31, 2016 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
Independent Trustees (continued)
Bruce D. Taber c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1943	Trustee and Co-Chairman of the Valuation Committee and Co-Chairman of the Governance Committee	Term: Indefinite Elected: 1/14	1999 to Present, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); Until December 2008, Independent Director, SSGA Cash Management Fund plc; Until December 2008, Independent Director, State Street Global Advisers Ireland, Ltd. (investment companies); and Until August 1994, President, Alonzo B. Reed, Inc., (a Boston architect-engineering firm).	72	—
Douglas T. Williams c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1940	Trustee and Co-Chairman of the Audit Committee	Term: Indefinite Elected: 7/99	Retired Executive Vice President and member of Executive Committee, Chase Manhattan Bank (1987-1999); President, Boston Stock Exchange Depository Trust Company, 1981-1982; Treasurer, Nantucket Educational Trust, (2002-2007).	78	—
Michael A. Jessee c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1946	Trustee	Term: Indefinite Appointed: 7/16	Retired; formerly, President and Chief Executive Officer of the Federal Home Loan Bank of Boston (1989-2009); Trustee, Randolph-Macon College (2004-2016).	78	—
Interested Trustee(2)
James E. Ross SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1965	Trustee	Term: Indefinite Appointed: 2/07	Executive Vice President; State Street Global Advisors (2006-present); Chairman and Director, SSGA Funds Management, Inc. (2012-present); Principal, State Street Global Advisors (2006-present); President, SSGA Funds Management, Inc. (2005-2012).	265	SSGA SPDR ETFs Europe I plc (Director) (November 2016-present); SSGA SPDR ETFs Europe II plc (Director) (November 2016-present).

(1)	Mr. Boyan retired as a Trustee of the Trust effective February 16, 2017.

(2)	Mr. Ross is an Interested Trustee because of his employment by SSGA Funds Management, Inc., an affiliate of the Trust.

†	For the purpose of determining the number of portfolios overseen by the Trustees, “Fund Complex” comprises registered investment companies for which SSGA Funds Management, Inc. serves as investment adviser.

17

State Street Master Funds

State Street Treasury Money Market Portfolio

Other Information — (continued)

December 31, 2016 (Unaudited)

The following lists the principal officers for the Trust, as well as their mailing addresses and ages, positions with the Trust and length of time served, and present and principal occupations:

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Officers
Ellen M. Needham SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1967	President	Term: Indefinite Elected: 10/12	President and Director, SSGA Funds Management, Inc. (2001-present)*; Senior Managing Director, State Street Global Advisors (1992-present).*
Bruce S. Rosenberg SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1961	Treasurer	Term: Indefinite Elected: 2/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015-present); Director, Credit Suisse (April 2008-July 2015).
Ann M. Carpenter SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1966	Vice President and Deputy Treasurer	Term: Indefinite Elected: 10/12 Term: Indefinite Elected: 2/16	Chief Operating Officer, SSGA Funds Management, Inc. (2005-present)*; Managing Director, State Street Global Advisors (2005-present).*
Chad C. Hallett SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1969	Deputy Treasurer	Term: Indefinite Elected: 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014-present); Vice President, State Street Bank and Trust Company (2001-November 2014).*
Darlene Anderson-Vasquez SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1968	Deputy Treasurer	Term: Indefinite Elected: 11/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016-present); Senior Vice President, John Hancock Investments (September 2007-May 2016).
Sujata Upreti SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1974	Assistant Treasurer	Term: Indefinite Elected: 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (May 2015-present); Assistant Director, Cambridge Associates, LLC (July 2014-January 2015); Vice President, Bank of New York Mellon (July 2012-August 2013); Manager, PricewaterhouseCoopers, LLP (September 2009-July 2012).
Daniel Foley SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1972	Assistant Treasurer	Term: Indefinite Elected: 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (April 2007-present).*

18

State Street Master Funds

State Street Treasury Money Market Portfolio

Other Information — (continued)

December 31, 2016 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Officers (continued)
Brian Harris SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1973	Chief Compliance Officer and Code of Ethics Compliance Officer	Term: Indefinite Elected: 11/13 Term: Indefinite Elected: 9/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (2013-present)*; Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (September 2010 to May 2013); Director of Compliance, AARP Financial Inc. (July 2008 to August 2010).
Joshua A. Weinberg SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1978	Chief Legal Officer	Term: Indefinite Elected: 2/15	Vice President and Managing Counsel, State Street Global Advisors (2011-present); Clerk, SSGA Funds Management, Inc. (2013-present); Associate, Financial Services Group, Dechert LLP (2005-2011).
Jesse D. Hallee State Street Bank and Trust Company 100 Summer Street, 7th Floor Boston, MA 02111 YOB: 1976	Secretary	Term: Indefinite Elected: 9/16	Vice President and Managing Counsel, State Street Bank and Trust Company (2013-present); Vice President and Counsel, Brown Brothers Harriman & Co. (2007-2013).
Khimmara Greer State Street Bank and Trust Company 100 Summer Street, 7th Floor Boston, MA 02111 YOB: 1983	Assistant Secretary	Term: Indefinite Elected: 5/16	Vice President and Counsel, State Street Bank and Trust Company (2015-present); Regulatory Advisor, JPMorgan (2014-2015); Claims Case Manager, Liberty Mutual Insurance (2012-2014); Contract Attorney, Various Law Firms (2011-2012).

*	Served in various capacities and/or with various affiliated entities during noted time period.

Statement of Additional Information (SAI) includes additional information about the Portfolio’s directors and is available, without charge, upon request and by calling 1-877-521-4083.

19

Trustees

Michael F. Holland

Michael A. Jessee

William L. Marshall

Patrick J. Riley

James E. Ross

Richard D. Shirk

Rina K. Spence

Bruce D. Taber

Douglas T. Williams

Investment Adviser and Administrator

SSGA Funds Management, Inc.

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Custodian, Sub-Administrator, and Transfer Agent

State Street Bank and Trust Company

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

Legal Counsel

Ropes & Gray LLP

800 Boylston Street

Boston, MA 02199

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of shares of beneficial interest.

State Street Master Funds State Street Bank and Trust Company P.O. Box 5049 Boston, MA 02206	SSTTRAR1

The information contained in this report is intended for the general information of shareholders of the Portfolio and shareholders of any fund invested in the Portfolio. Interests in the Portfolio are offered solely to eligible investors in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the 1933 Act. This report is not authorized for distribution (i) to prospective investors in any fund invested in the Portfolio unless preceded or accompanied by a current offering document for such fund or (ii) to prospective eligible investors in the Portfolio unless preceded or accompanied by a current offering document of the Portfolio. Eligible investors in the Portfolio may obtain a current Portfolio offering document by calling 1-877-521-4083. Please read the offering document carefully before investing in the Portfolio.

Annual Report

31 December 2016

State Street Institutional Investment Trust

State Street Institutional Treasury Plus Money Market Fund

The information contained in this report is intended for the general information of shareholders of the Fund. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Fund prospectus which contains important information concerning the Fund and the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-877-521-4083 or visiting www.ssga.com/cash. Please read the prospectus carefully before investing in the Fund.

State Street Institutional Investment Trust

State Street Institutional Treasury Plus Money Market Fund

Annual Report

December 31, 2016

The information contained in this report is intended for the general information of shareholders of the Fund. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Fund prospectus which contains important information concerning the Fund and the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-877-521-4083 or visiting www.ssga.com/cash. Please read the prospectus carefully before investing in the Fund.

State Street Institutional Investment Trust

State Street Institutional Treasury Plus Money Market Fund

Statement of Assets and Liabilities

December 31, 2016

Assets
Investment in corresponding Portfolio, at value (Note 1)	$10,628,950,948
Receivable for fund shares sold	96,896
Receivable from Adviser (Note 3)	9,579
Prepaid expenses and other assets	5,799

Total assets	10,629,063,222

Liabilities
Payable for fund shares repurchased	1,632
Administration fees payable (Note 3)	444,449
Shareholder servicing fee payable (Note 3)	399,698
Distribution fees payable (Note 3)	4,082
Trustees’ fees and expenses payable (Note 4)	419
Transfer agent fees payable (Note 3)	13,257
Distribution payable	227,184
Registration and filing fees payable	61,824
Professional fees payable	23,384
Printing fees payable	12,009
Accrued expenses and other liabilities	175,255

Total liabilities	1,363,193

Net Assets	$10,627,700,029

Net Assets Consist of:
Paid-in Capital	$10,627,679,390
Accumulated net realized gain (loss) on investments	20,639

Net Assets	$10,627,700,029

Premier Class
Net Assets	$2,515,246,438
Shares outstanding	2,515,382,976

Net asset value, offering and redemption price per share	$1.00

Investment Class
Net Assets	$48,170,246
Shares outstanding	48,177,695

Net asset value, offering and redemption price per share	$1.00

Investor Class
Net Assets	$101,461,027
Shares outstanding	101,461,003

Net asset value, offering and redemption price per share	$1.00

Trust Class
Net Assets	$7,962,822,318
Shares outstanding	7,963,124,479

Net asset value, offering and redemption price per share	$1.00

See accompanying notes to financial statements and financial statements of the corresponding portfolio.

1

State Street Institutional Investment Trust

State Street Institutional Treasury Plus Money Market Fund

Statement of Operations

For the Year Ended December 31, 2016

Income and Expenses allocated from Portfolio
Interest income allocated from Portfolio (Note 2)	$15,262,093
Expenses allocated from Portfolio (Note 2)	(3,088,679)

Total investment income (loss) allocated from portfolio	12,173,414

Expenses
Administration fees (Note 3)	2,184,065
Shareholder servicing fees (Note 3)
Investment Class	141,419
Investor Class	20,311
Trust Class	1,454,733
Distribution fees (Note 3)
Investment Class	56,567
Custodian fees (Note 3)	17,529
Trustees’ fees and expenses (Note 4)	19,429
Transfer agent fees (Note 3)	60,239
Registration and filing fees	149,100
Professional fees	40,507
Printing fees	1,021
Insurance expense	11,182
Miscellaneous expenses	19,778

Total expenses	4,175,880

Expenses waived/reimbursed by the Adviser (Note 3)	(366,047)
Shareholder servicing fees waived
Investment Class	(33,949)
Distribution fees waived
Investment Class	(56,567)

Net expenses	3,719,317

Net Investment Income (Loss)	8,454,097

Realized Gain (Loss)
Net realized gain (loss) on:
Investments allocated from Portfolio	21,479

Net Increase (Decrease) in Net Assets from Operations	$8,475,576

See accompanying notes to financial statements.

2

State Street Institutional Investment Trust

State Street Institutional Treasury Plus Money Market Fund

Statement of Changes in Net Assets

	Year Ended 12/31/16	Year Ended 12/31/15
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$8,454,097	$46,247
Net realized gain (loss)	21,479	695

Net increase (decrease) in net assets resulting from operations	8,475,576	46,942

Distributions to Shareholders from:
Net investment income
Premier Class	(3,353,545)	(46,249)
Investment Class	(595)	–
Investor Class(a)	(48,938)	–
Trust Class(b)	(5,051,019)	–

Total distributions from net investment income	(8,454,097)	(46,249)

Net Increase (Decrease) from Beneficial Interest Transactions:
Premier Class
Shares sold	7,753,184,699	10,751,778,055
Reinvestment of distributions	2,911,753	40,118
Shares redeemed	(6,925,506,261)	(11,758,126,363)

Net increase (decrease) from capital share transactions	830,590,191	(1,006,308,190)

Investment Class
Shares sold	226,954,326	222,890,448
Reinvestment of distributions	127	–
Shares redeemed	(238,825,342)	(237,630,175)

Net increase (decrease) from capital share transactions	(11,870,889)	(14,739,727)

Investor Class(a)
Shares sold	195,611,352	–
Reinvestment of distributions	48,938	–
Shares redeemed	(94,199,287)	–

Net increase (decrease) from capital share transactions	101,461,003	–

Trust Class(b)
Shares sold	8,942,479,868	–
Proceeds from shares issued in connection with the tax-free transfer of assets from SSGA U.S. Treasury Money Market Fund (Note 7)	7,472,208,291	–
Reinvestment of distributions	4,709,007	–
Shares redeemed	(8,456,591,527)	–

Net increase (decrease) from capital share transactions	7,962,805,639	–

Net increase (decrease) in net assets from beneficial interest transactions	8,882,985,944	(1,021,047,917)

Net increase (decrease) in net assets during the period	8,883,007,423	(1,021,047,224)

Net Assets at Beginning of Period	1,744,692,606	2,765,739,830

Net Assets at End of Period	$10,627,700,029	$1,744,692,606

See accompanying notes to financial statements.

3

State Street Institutional Investment Trust

State Street Institutional Treasury Plus Money Market Fund

Statement of Changes in Net Assets — (continued)

	Year Ended 12/31/16	Year Ended 12/31/15
Shares of Beneficial Interest:
Premier Class
Shares sold	$7,753,201,302	$10,751,778,055
Reinvestment of distributions	2,911,753	40,118
Shares redeemed	(6,925,506,261)	(11,758,126,363)

Net increase (decrease) from share transactions	830,606,794	(1,006,308,190)

Investment Class
Shares sold	226,937,723	222,890,448
Reinvestment of distributions	127	–
Shares redeemed	(238,825,342)	(237,630,175)

Net increase (decrease) from share transactions	(11,887,492)	(14,739,727)

Investor Class(a)
Shares sold	195,611,352	–
Reinvestment of distributions	48,938	–
Shares redeemed	(94,199,287)	–

Net increase (decrease) from share transactions	101,461,003	–

Trust Class(b)
Shares sold	8,942,798,708	–
Shares issued in connection with the tax-free transfer of assets from SSGA U.S. Treasury Money Market Fund (Note 7)	7,472,208,291	–
Reinvestment of distributions	4,709,007	–
Shares redeemed	(8,456,591,527)	–

Net increase (decrease) from share transactions	7,963,124,479	–

(a)	For the period October 14, 2016 (inception date) through December 31, 2016.

(b)	For the period August 29, 2016 (inception date) through December 31, 2016.

See accompanying notes to financial statements.

4

State Street Institutional Investment Trust

State Street Institutional Treasury Plus Money Market Fund

Financial Highlights

Selected data for a share outstanding throughout each period(a)

	Premier Class
	Year Ended 12/31/16	Year Ended 12/31/15		Year Ended 12/31/14		Year Ended 12/31/13		Year Ended 12/31/12
Net asset value, beginning of period	$1.0000	$1.0000		$1.0000		$1.0000		$1.0000

Income (loss) from investment operations:
Net investment income (loss)	0.0019	0.0000	(b)(c)	0.0000	(b)(c)	(0.0001	)(b)(c)	0.0002	(b)(c)
Net realized gain (loss)	0.0000 (b)	0.0000	(b)	0.0000	(b)	0.0001		0.0000	(b)

Total from investment operations	0.0019	0.0000	(b)	0.0000	(b)	0.0000	(b)	0.0002

Distributions to shareholders from:
Net investment income	(0.0019)	(0.0000	)(b)	–		(0.0000	)(b)	(0.0002)
Net realized gains	–	–		–		(0.0000	)(b)	–

Total distributions	(0.0019)	(0.0000	)(b)	–		(0.0000	)(b)	(0.0002)

Net asset value, end of period	$1.0000	$1.0000		$1.0000		$1.0000		$1.0000

Total return(d)	0.19%	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.02%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$2,515,246	$1,684,652		$2,690,959		$2,679,596		$2,203,141
Ratios to average net assets
Total expenses	0.14%	0.14%		0.13%		0.13%		0.14%
Net expenses	0.12%	0.06%		0.05%		0.08%		0.11%
Net investment income (loss)	0.20%	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.02%

(a)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Portfolio.

(b)	Amount is less than $0.00005 per share.

(c)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the period.

(d)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.

(e)	Amount is less than 0.005%.

See accompanying notes to financial statements.

5

State Street Institutional Investment Trust

State Street Institutional Treasury Plus Money Market Fund

Financial Highlights

Selected data for a share outstanding throughout each period(a)

	Investment Class
	Year Ended 12/31/16		Year Ended 12/31/15		Year Ended 12/31/14		Year Ended 12/31/13		Year Ended 12/31/12
Net asset value, beginning of period	$1.0000		$1.0000		$1.0000		$1.0000		$1.0000

Income (loss) from investment operations
Net investment income (loss)	0.0000	(b)	0.0000	(b)(c)	0.0000	(b)(c)	(0.0001	)(b)(c)	0.0000	(b)(c)
Net realized gain (loss)	0.0000	(b)	0.0000	(b)	0.0000	(b)	0.0001		0.0000	(b)

Total from investment operations	0.0000	(b)	0.0000	(b)	0.0000	(b)	0.0000	(b)	0.0000	(b)

Distributions to shareholders from:
Net investment income	(0.0000	)(b)	–		–		–		–
Net realized gains	–		–		–		(0.0000	)(b)	–

Total distributions	(0.0000	)(b)	–		–		(0.0000	)(b)	–

Net asset value, end of period	$1.0000		$1.0000		$1.0000		$1.0000		$1.0000

Total return(d)	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00	%(e)
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$48,170		$60,041		$74,781		$73,449		$95,222
Ratios to average net assets:
Total expenses	0.49%		0.49%		0.48%		0.48%		0.49%
Net expenses	0.31%		0.06%		0.05%		0.08%		0.13%
Net investment income (loss)	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00	%(e)

(a)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Portfolio.

(b)	Amount is less than $0.00005 per share.

(c)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the period.

(d)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.

(e)	Amount is less than 0.005%.

See accompanying notes to financial statements.

6

State Street Institutional Investment Trust

State Street Institutional Treasury Plus Money Market Fund

Financial Highlights

Selected data for a share outstanding throughout each period(a)

	Investor Class
	For the Period 10/14/16* - 12/31/16
Net asset value, beginning of period	$1.0000

Income (loss) from investment operations
Net investment income (loss)	0.0004
Net realized gain (loss)	0.0000	(b)

Total from investment operations	0.0004

Distributions to shareholders from:
Net investment income	(0.0004)

Net asset value, end of period	$1.0000

Total return(c)	0.04%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$101,461
Total expenses	0.20	%(d)
Net expenses	0.20	%(d)
Net investment income (loss)	0.19	%(d)

*	Commencement of operations.

(a)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Portfolio.

(b)	Amount is less than $0.00005 per share.

(c)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Total return for periods of less than one year are not annualized. Results represent past performance and are not indicative of future results.

(d)	Annualized.

See accompanying notes to financial statements.

7

State Street Institutional Investment Trust

State Street Institutional Treasury Plus Money Market Fund

Financial Highlights

Selected data for a share outstanding throughout each period(a)

	Trust Class
	For the Period Ended 8/29/16* - 12/31/16
Net asset value, beginning of period	$1.0000

Income (loss) from investment operations
Net investment income (loss)	0.0007
Net realized gain (loss)	0.0000	(b)

Total from investment operations	0.0007

Distributions to shareholders from:
Net investment income	(0.0007)

Net asset value, end of period	$1.0000

Total return(c)	0.07%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$7,962,822
Total expenses	0.18	%(d)
Net expenses	0.18	%(d)
Net investment income (loss)	0.19	%(d)

*	Commecement of operations.

(a)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Portfolio.

(b)	Amount is less than $0.00005 per share.

(c)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Total return for periods of less than one year are not annualized. Results represent past performance and are not indicative of future results.

(d)	Annualized.

See accompanying notes to financial statements.

8

State Street Institutional Investment Trust

State Street Institutional Treasury Plus Money Market Fund

Notes to Financial Statements

December 31, 2016

1.	Organization

State Street Institutional Investment Trust (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (“1940 Act”), is an open-end management investment company.

As of December 31, 2016, the Trust consists of thirty-three (33) series (and corresponding classes, each of which have the same rights and privileges, including voting rights) each of which represents a separate series of beneficial interest in the Trust. The Declaration of Trust permits the Board of Trustees of the Trust (the “Board”) to authorize the issuance of an unlimited number of shares of beneficial interest with no par value. The financial statements herein relate to the following fund (the “Fund”):

Fund	Classes	Commencement of Operations	Diversification Classification
State Street Institutional Treasury Plus Money Market Fund	Service Class Investment Class Premier Class Institutional Class Investor Class Administration Class Trust Class	Not commenced October 24, 2007 October 24, 2007 Not commenced October 14, 2016 Not commenced August 29, 2016	Diversified

The Fund is part of a master-feeder structure and invests substantially all of its assets in the State Street Treasury Plus Money Market Portfolio (the “Portfolio”), a separate series of State Street Master Funds. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in net assets of the Portfolio (100.00% at December 31, 2016). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including its Schedule of Investments, are attached to this report and should be read in conjunction with the Fund’s financial statements.

The Fund operates as a “government money market fund” within the meaning of Rule 2a-7 under the 1940 Act, to comply with the amendments to Rule 2a-7 that became effective October 14, 2016. The Fund is not currently subject to liquidity fees or temporary suspensions of redemptions due to declines in the Fund’s weekly liquid assets.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

9

State Street Institutional Investment Trust

State Street Institutional Treasury Plus Money Market Fund

Notes to Financial Statements — (continued)

December 31, 2016

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Security Valuation

The Fund records its investments in its Portfolio at value (net asset value) each business day. The valuation policy of the Portfolio is discussed in Note 2 of the Portfolio’s Notes to Financial Statements, which are attached to this report.

The investments of the Portfolio are valued pursuant to the policy and procedures developed by the Oversight Committee (the “Committee”) and approved by the Board. The Committee provides oversight of the valuation of investments for the Portfolio. The Board has responsibility for determining the fair value of investments.

The Portfolio’s securities are recorded on the basis of amortized cost which approximates fair value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.

The summary of the inputs used for the Portfolio, as of December 31, 2016, in valuing the Portfolio’s securities carried at fair value are discussed in Note 2 of the Portfolio’s Notes to Financial Statements.

Investment Transactions and Income Recognition

Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses from security transactions consist of the Fund’s pro-rata share of the Portfolio’s realized gains and losses. Net investment income consists of the Fund’s pro-rata share of the net investment income of the Portfolio less expenses of the Fund.

Expenses

Certain expenses, which are directly identifiable to a specific Fund, are applied to that Fund within the Trust. Other expenses which cannot be attributed to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and relative net assets of the Funds within the Trust. The Fund is allocated a pro-rata share of the expense of its Portfolio. Class specific expenses are borne by each class.

Distributions

Distributions from net investment income, if any, are declared daily and are payable as of the last business day of each month. Net realized capital gains, if any, are distributed annually, unless additional

10

State Street Institutional Investment Trust

State Street Institutional Treasury Plus Money Market Fund

Notes to Financial Statements — (continued)

December 31, 2016

distributions are required for compliance with applicable tax regulations. The amount and character of income and capital gains to be distributed are determined in accordance with applicable tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes.

3.	Fees and Transactions with Affiliates

Advisory Fee

The Portfolio retained SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”), a subsidiary of State Street Corporation and an affiliate of State Street Bank and Trust Company (“State Street”), as its investment adviser. The Portfolio has entered into an investment advisory agreement with the Adviser, under which the Adviser directs the investments of the Portfolio in accordance with its investment objectives, policies, and limitations. In compensation for the Adviser’s services as investment adviser, the Portfolio pays the Adviser a management fee at an annual rate of 0.05% of its average daily net assets.

The Adviser is contractually obligated until April 30, 2017, to waive its management fee and/or to reimburse the Fund for expenses to the extent that total annual fund operating expenses (exclusive of non-recurring account fees, extraordinary expenses, acquired fund fees and any class specific expenses such as Distribution, Shareholder Servicing, Administration Fees and Sub-Transfer Agency Fees, as measured on an annualized basis) exceed 0.07% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated during the relevant period except with approval of the Board. For the period ended December 31, 2016, the Adviser waived fees in the amount of $366,047.

Additionally, the Adviser may reimburse expenses or waive fees in order to avoid a negative yield. Any such waiver or reimbursement would be voluntary and may be revised or cancelled at any time without notice. For the year ended December 31, 2016, the Adviser did not voluntarily waive any expenses.

Under the terms of the reimbursement agreement, the Fund agrees to repay SSGA FM up to the amount of fees waived or expenses reduced under the agreement provided that the Fund is not obligated to reimburse SSGA FM (1) more than three years after the end of the fiscal year of the Fund in which SSGA FM provided a voluntary reduction; (2) in respect of any business day for which the net annualized one-day yield of the Fund is less than 0.00%; (3) to the extent that the amount of the reimbursement to SSGA FM on any day exceeds fifty percent of the yield (net of all expenses, exclusive of the reimbursement) of the Fund on that day; (4) to the extent that the amount of the reimbursement would cause the Fund’s net yield to fall below a certain minimum net yield; or (5) in respect of any such fee waivers and/or expense reimbursements that are necessary to maintain a limit on the Fund’s expenses per contractual fee waivers and/or reimbursements by SSGA FM which are effective at the time of such fee waivers and/or expense reimbursements. As of December 31, 2016, SSGA FM has not

11

State Street Institutional Investment Trust

State Street Institutional Treasury Plus Money Market Fund

Notes to Financial Statements — (continued)

December 31, 2016

recouped any expenses from the Fund. Waived/reduced fees subject to potential recovery by year of expiration are as follows:

Expiration Date	Amount
12/31/2017	$1,802,611
12/31/2018	$1,116,105
12/31/2019	$366,047

Administrator, Sub-Administrator and Custodian Fees

SSGA FM serves as administrator and State Street serves as custodian and sub-administrator. For its administration services, the Fund pays a fee at an annual rate of 0.05% of its average daily net assets to SSGA FM. The fees are accrued daily and paid monthly.

The Fund pays State Street an annual fee for custody services for the Fund. SSGA FM pays an annual fee to State Street for sub-administration services provided for the Fund.

Distribution Fees

State Street Global Markets LLC (the “Distributor” or “SSGM”), an affiliate of the Adviser, serves as the distributor of the Fund. SSGM is a wholly owned subsidiary of State Street Corporation. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act under which the Fund may compensate the Distributor (or others) for services in connection with the distribution of the Fund’s shares and for services provided to shareholders in that class (the “Plan”). The Plan calls for payments at an annual rate (based on average daily net assets) of 0.10% of the Fund’s net assets attributable to its Investment Class shares. In addition to payments under the Plan, the Fund may reimburse the Distributor or its affiliates for payments it makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance.

During the period ended December 31, 2016, the Fund was charged $56,579 but paid $12 to SSGM under the Rule 12b-1 Plan, as SSGM voluntarily agreed to waive $56,567 of the Rule 12b-1 fees.

Wealth Management Services (“WMS”), a division of State Street, is among the financial intermediaries who may receive fees under the Plan. During the period ended December 31, 2016, SSGM paid $8,487 to WMS.

Under the Fund’s Shareholder Servicing Plan and other shareholder servicing arrangements, the Fund compensates financial intermediaries for providing certain services to shareholders and for maintaining shareholder accounts. The Fund’s Investment Class shares, Investor Class shares and Trust Class shares made payments for these services at an annual rate up to 0.25%, 0.08% and 0.056%, respectively, of the eligible average daily net assets of the Investment Class shares, Investor Class shares and Trust Class shares, respectively. During the period ended December 31, 2016, the Fund’s Investment Class shares, Investor Class shares and Trust Class shares paid SSGM $107,470, $20,311 and $1,454,733, respectively, for these services which SSGM subsequently paid in part to financial intermediaries.

During the period ended December 31, 2016, SSGM voluntarily agreed to waive shareholder services fees of $33,949.

12

State Street Institutional Investment Trust

State Street Institutional Treasury Plus Money Market Fund

Notes to Financial Statements — (continued)

December 31, 2016

Transfer Agent Fees

Boston Financial Data Services (“BFDS”), a joint venture of DST Systems, Inc. and State Street Corporation, serves as transfer agent and dividend disbursing agent to the Fund. For these services, the Fund pays annual account services fees, activity-based fees, and charges related to compliance and regulatory services.

4.	Trustees’ Fees

The fees and expenses of the Trust’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), are paid directly by the Fund. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance and industry seminars.

5.	Income Tax Information

The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. Therefore, no provision for federal income tax is required.

The Fund files federal and various state and local tax returns as required. No income tax returns are currently under examination. Generally, the federal returns are subject to examination by the Internal Revenue Service for a period of three years from date of filing, while the state returns may remain open for an additional year depending upon jurisdiction. SSGA FM has analyzed the Fund’s tax positions taken on tax returns for all open years and does not believe there are any uncertain tax positions that would require recognition of a tax liability.

Distributions to shareholders are recorded on ex-dividend date. Income dividends and gain distributions are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. Certain capital accounts in the financial statements have been adjusted for permanent book- tax differences. These adjustments have no impact on net asset values or results of operations. Temporary book-tax differences will reverse in the future. These book-tax differences are primarily due to differing treatments for character of distributions.

The tax character of distributions paid during the year ended December 31, 2016, was as follows:

	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total
State Street Treasury Plus Money Market Fund	$8,454,097	$–	$–	$8,454,097

The tax character of distributions paid during the year ended December 31, 2015 was as follows:

	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total
State Street Treasury Plus Money Market Fund	$46,247	$–	$–	$46,247

13

State Street Institutional Investment Trust

State Street Institutional Treasury Plus Money Market Fund

Notes to Financial Statements — (continued)

December 31, 2016

At December 31, 2016, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryforwards	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)	Qualified Late-Year Losses	Total
State Street Treasury Plus Money Market Fund	$20,639	$–	$–	$–	$–	$20,639

At December 31, 2016, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes.

6.	Risks

Market, Credit and Counterparty Risk

In the normal course of business, the Fund trades securities and enters into financial transactions where risk of potential loss exists due to changes in global economic conditions and fluctuations of the market (market risk). Additionally, the Fund may also be exposed to counterparty risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults. The value of securities held by the Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations (credit risk).

Financial assets, which potentially expose the Fund to market, credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Fund’s exposure to market, credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

7.	Reorganization

On August 29, 2016, State Street Institutional Treasury Plus Money Market Fund (“Acquiring Fund”) acquired substantially all of the assets and assumed all of the liabilities of SSGA U.S. Treasury Money Market Fund (“Acquired Fund”) in exchange for Trust Class shares of the Acquiring Fund pursuant to an Agreement and Plan of Reorganization approved by the Board.

The reorganization provides shareholders of the Acquired Fund access to a larger portfolio with a similar investment objective. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund were carried forward to align ongoing reporting of the Fund’s realized gains and losses with amounts distributable to shareholders for tax purposes. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders.

For every one share of SSGA U.S. Treasury Money Market Fund N Class exchanged, a shareholder received one share of the Fund’s Trust Class.

14

State Street Institutional Investment Trust

State Street Institutional Treasury Plus Money Market Fund

Notes to Financial Statements — (continued)

December 31, 2016

The Fund received net assets from SSGA U.S. Treasury Money Market Fund as the result of the tax-free reorganization as follows:

	Shares of the Fund Issued	Net Assets Received from Acquired Fund	Net Assets of the Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After the Combination
SSGA U.S. Treasury Money Market Fund	7,472,208,291	$7,471,889,450	$1,776,618,840	$9,248,508,290

Immediately following, the Fund transferred to the Portfolio all of the assets and liabilities received from the Acquired Fund in exchange for an interest in the Portfolio.

Assuming the acquisition had been completed on January 1, 2016, the beginning of the annual reporting period of the Acquiring Fund, the Acquiring Fund’s pro forma results of operations for the period ended December 31, 2016, are as follows:

Net Investment income (loss) $18,025,356

Total net realized gain (loss) $39,294

Net increase (decrease) in net assets resulting from operations $18,064,650

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Acquiring Fund’s accompanying Statement of Operations as of December 31, 2016.

The statement of operations, statement of changes in net assets and the financial highlights for the current period do not include any pre-merger activity of the Acquired Fund and prior reporting periods of the accounting survivor (the Fund) are not restated.

8.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date on which the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statement.

15

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

State Street Institutional Investment Trust:

We have audited the accompanying statement of assets and liabilities of the State Street Institutional Treasury Plus Money Market Fund (one of the funds constituting State Street Institutional Investment Trust) (the “Fund”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Street Institutional Treasury Plus Money Market Fund (one of the funds constituting State Street Institutional Investment Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2017

16

State Street Institutional Investment Trust

State Street Institutional Treasury Plus Money Market Fund

Other Information

December 31, 2016 (Unaudited)

EXPENSE EXAMPLE

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), if applicable, on purchase payments, reinvested dividends, or other distributions and (2) ongoing costs, including advisory fees and to the extent applicable, distribution (12b-1) and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from July 1, 2016 to December 31, 2016.

The table below illustrates your Fund’s cost in two ways:

•

Based on actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period”.

•

Based on hypothetical 5% return – This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales load charges (loads). Therefore, the hypothetical 5% return section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		Actual			Hypothetical (assuming a 5% return before expenses)
	Annualized Expense Ratio	Ending Account Value	Expenses Paid During Period		Ending Account Value	Expenses Paid During Period(a)
State Street Institutional Treasury Plus Money Market Fund
Premier Class	0.12%	$1,001.10	$0.60	(a)	$1,024.50	$0.61
Investment Class	0.34	1,000.00	1.71	(a)	1,023.40	1.73
Investor Class	0.20	1,000.40	0.44	(b)	1,024.10	1.02
Trust Class	0.18	1,000.70	0.61	(c)	1,024.30	0.92

(a)

Expenses are equal to the Fund’s annualized net expense ratio, which includes the Fund’s proportionate share of the expenses of the Portfolio, multiplied by the average account value of the period, multiplied by 184, then divided by 366.

(b)	Actual period is from commencement of operations on 10/14/2016.

(c)	Actual period is from commencement of operations on 8/29/2016.

17

State Street Institutional Investment Trust

State Street Institutional Treasury Plus Money Market Fund

Other Information — (continued)

December 31, 2016 (Unaudited)

Proxy Voting Policies and Procedures and Record

The Fund has adopted the proxy voting policies of the Adviser. A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities are contained in the Fund’s Statement of Additional Information, which is available (i) without charge, upon request, by calling the Funds at 1-877-521-4083, (ii) on the Fund’s website at www.SSGA.com/cash, (iii) on the SEC’s website at www.sec.gov, or (iv) at the SEC’s public reference room. Information regarding the Trust’s proxy voting policies and procedures, as well as information regarding how the Trust voted proxies, if any, during the most recent 12-month period ended June 30 is available without charge (1) by calling 1-877-521-4083 (toll free), or (2) on the website of the SEC at www.sec.gov.

Quarterly Portfolio Schedule

The Fund will file its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. For the second and fourth quarters, the complete schedule of investments is available in the Fund’s semi-annual and annual financial statements. The Fund’s Form N-Q is available (i) without charge, upon request, by calling the Fund at 1-877-521-4083, (ii) on the Fund’s website at www.SSGA.com/cash, (iii) on the SEC’s website at www.sec.gov, or (iv) at the SEC’s public reference room. Information on the operation of the public reference room may be obtained by calling 1-800-SEC-0330.

Monthly Portfolio Schedule

The Fund files its monthly portfolio holdings with the SEC on Form N-MFP. The Fund’s Form N-MFP is available (i) on the SEC’s website at www.sec.gov, or (ii) at the SEC’s public reference room.

18

State Street Institutional Investment Trust

State Street Institutional Treasury Plus Money Market Fund

Other Information — (continued)

December 31, 2016 (Unaudited)

Trustees and Officers Information

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
Independent Trustees
Michael F. Holland c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1944	Trustee and Co-Chairman of the Board	Term: Indefinite Elected: 7/99	Chairman, Holland & Company L.L.C. (investment adviser) (1995 – present).	72	Director, the Holland Series Fund, Inc.; Director, The China Fund, Inc.; Director, The Taiwan Fund, Inc.; Director, Reaves Utility Income Fund, Inc.; and Director, Blackstone/GSO Loans (and Real Estate) Funds.
Patrick J. Riley c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1948	Trustee and Co-Chairman of the Board	Term: Indefinite Elected: 1/14	2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); 1998 to Present, Independent Director, State Street Global Advisers Ireland, Ltd. (investment company); 1998 to Present, Independent Director, SSGA Liquidity plc (formerly, SSGA Cash Management Fund plc); January 2009 to Present, Independent Director, SSGA Fixed Income plc; and January 2009 to Present, Independent Director, SSGA Qualified Funds PLC.	78	Board Director and Chairman, SPDR Europe 1PLC Board (2011 – Present); Board Director and Chairman, SPDR Europe II, PLC (2013 – Present).
William L. Boyan(1) c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1937	Trustee and Co-Chairman of the Valuation Committee	Term: Indefinite Elected: 7/99	President and Chief Operations Officer, John Hancock Financial Services (1959 – 1999). Mr. Boyan retired in 1999.	78	Chairman Emeritus, Children’s Hospital, Boston, MA (1984 – 2011); Former Trustee of Old Mutual South Africa Master Trust (investments) (1995 – 2008); Former Chairman, Boston Plan For Excellence, Boston Public Schools (1995 – 2010); Member of Advisory Board of Florida Atlantic University Lifelong Learning Society.

19

State Street Institutional Investment Trust

State Street Institutional Treasury Plus Money Market Fund

Other Information — (continued)

December 31, 2016 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
Independent Trustees (continued)
William L. Marshall c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1942	Trustee and Co-Chairman of the Audit Committee	Term: Indefinite Elected: 1/14	July 2016 to Present, Chief Executive Officer and Chief Compliance Officer, The Marshall Financial Group, Inc; 2015 to present, Board member, The Doylestown Health Foundation Board; April 2011 to June 2016, Chairman (until April 2011, Chief Executive Officer and President), Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Financial Planners Association.	78
Richard D. Shirk c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1945	Trustee and Co-Chairman of the Qualified Legal and Compliance Committee	Term: Indefinite Elected: 1/14	March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired); 1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare); 1998 to December 2008, Chairman, Board Member and December 2008 to Present, Investment Committee Member, Healthcare Georgia Foundation (private foundation); September 2002 to 2012, Lead Director and Board Member, Amerigroup Corp. (managed health care); 1999 to 2013, Board Member and (since 2001) Investment Committee Member, Woodruff Arts Center; 2003 to 2009, Trustee, Gettysburg College; Board member, AeroCare Holdings (privately held healthcare services company) (February 2003 – Present); Board member, Regenesis Biomedical (health care services) (April 2012 – present), Chairman, (January 2014 – present).	78

20

State Street Institutional Investment Trust

State Street Institutional Treasury Plus Money Market Fund

Other Information — (continued)

December 31, 2016 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
Independent Trustees (continued)
Rina K. Spence c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1948	Trustee and Co-Chairman of the Qualified Legal and Compliance Committee and Co-Chairman of the Governance Committee	Term: Indefinite Elected: 7/99	President of SpenceCare International LLC (international healthcare consulting) (1999 – present); Chief Executive Officer, IEmily.com (health internet company) (2000 – 2001); Chief Executive Officer of Consensus Pharmaceutical, Inc. (1998 – 1999); Founder, President and Chief Executive Officer of Spence Center for Women’s Health (1994 – 1998); President and CEO, Emerson Hospital (1984 – 1994); Honorary Consul for Monaco in Boston (2015 – present).	78	Trustee, Eastern Enterprise (utilities) (1988 – 2000); Director, Berkshire Life Insurance Company of America (1993 – 2009).
Bruce D. Taber c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1943	Trustee and Co-Chairman of the Valuation Committee and Co-Chairman of the Governance Committee	Term: Indefinite Elected: 1/14	1999 to Present, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); Until December 2008, Independent Director, SSGA Cash Management Fund plc; Until December 2008, Independent Director, State Street Global Advisers Ireland, Ltd. (investment companies); and Until August 1994, President, Alonzo B. Reed, Inc., (a Boston architect-engineering firm).	72
Douglas T. Williams c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1940	Trustee and Co-Chairman of the Audit Committee	Term: Indefinite Elected: 7/99	Retired Executive Vice President and member of Executive Committee, Chase Manhattan Bank (1987 – 1999); President, Boston Stock Exchange Depository Trust Company, 1981 – 1982; Treasurer, Nantucket Educational Trust, (2002 – 2007).	78
Michael A. Jessee c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1946	Trustee	Term: Indefinite Appointed: 7/16	Retired; formerly, President and Chief Executive Officer of the Federal Home Loan Bank of Boston (1989 – 2009); Trustee, Randolph-Macon College (2004 – 2016).	78

21

State Street Institutional Investment Trust

State Street Institutional Treasury Plus Money Market Fund

Other Information — (continued)

December 31, 2016 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
Interested Trustee(2)
James E. Ross SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1965	Trustee	Term: Indefinite Appointed: 2/07	Executive Vice President; State Street Global Advisors (2006 – present); Chairman and Director, SSGA Funds Management, Inc. (2012 – present); Principal, State Street Global Advisors (2006 – present); President, SSGA Funds Management, Inc. (2005 – 2012).	265	SSGA SPDR ETFs Europe I plc (Director) (November 2016 – present); SSGA SPDR ETFs Europe II plc (Director) (November 2016 – present).

(1)	Mr. Boyan retired as a Trustee of the Trust effective February 16, 2017.

(2)	Mr. Ross is an Interested Trustee because of his employment by SSGA Funds Management, Inc., an affiliate of the Trust.

†	For the purpose of determining the number of portfolios overseen by the Trustees, “Fund Complex” comprises registered investment companies for which SSGA Funds Management, Inc. serves as investment adviser.

The following lists the principal officers for the Trust, as well as their mailing addresses and ages, positions with the Trust and length of time served, and present and principal occupations:

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Officers:
Ellen M. Needham SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1967	President	Term: Indefinite Elected: 10/12	President and Director, SSGA Funds Management, Inc. (2001 – present)*; Senior Managing Director, State Street Global Advisors (1992 – present).*
Bruce S. Rosenberg SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1961	Treasurer	Term: Indefinite Elected: 2/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 – present); Director, Credit Suisse (April 2008 – July 2015).
Ann M. Carpenter SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1966	Vice President and Deputy Treasurer	Term: Indefinite Elected: 10/12 Term: Indefinite Elected: 2/16	Chief Operating Officer, SSGA Funds Management, Inc. (2005 – present)*; Managing Director, State Street Global Advisors (2005 – present).*
Chad C. Hallett SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1969	Deputy Treasurer	Term: Indefinite Elected: 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 – present); Vice President, State Street Bank and Trust Company (2001 – November 2014).*
Darlene Anderson-Vasquez SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1968	Deputy Treasurer	Term: Indefinite Elected: 11/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016 – present); Senior Vice President, John Hancock Investments (September 2007 – May 2016).

22

State Street Institutional Investment Trust

State Street Institutional Treasury Plus Money Market Fund

Other Information — (continued)

December 31, 2016 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Officers: (continued)
Sujata Upreti SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1974	Assistant Treasurer	Term: Indefinite Elected: 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (May 2015 – present); Assistant Director, Cambridge Associates, LLC (July 2014 – January 2015); Vice President, Bank of New York Mellon (July 2012 – August 2013); Manager, PricewaterhouseCoopers, LLP (September 2009 – July 2012).
Daniel Foley SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1972	Assistant Treasurer	Term: Indefinite Elected: 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (April 2007 – present).*
Brian Harris SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1973	Chief Compliance Officer and Code of Ethics Compliance Officer	Term: Indefinite Elected: 11/13 Term: Indefinite Elected: 9/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (2013 – Present)*; Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (September 2010 to May 2013); Director of Compliance, AARP Financial Inc. (July 2008 to August 2010).
Joshua A. Weinberg SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1978	Chief Legal Officer	Term: Indefinite Elected: 2/15	Vice President and Managing Counsel, State Street Global Advisors (2011 – present); Clerk, SSGA Funds Management, Inc. (2013 – present); Associate, Financial Services Group, Dechert LLP (2005 – 2011).
Jesse D. Hallee State Street Bank and Trust Company 100 Summer Street, 7th Floor Boston, MA 02111 YOB: 1976	Secretary	Term: Indefinite Elected: 9/16	Vice President and Managing Counsel, State Street Bank and Trust Company (2013 – present); Vice President and Counsel, Brown Brothers Harriman & Co. (2007 – 2013).
Khimmara Greer State Street Bank and Trust Company 100 Summer Street, 7th Floor Boston, MA 02111 YOB: 1983	Assistant Secretary	Term: Indefinite Elected: 5/16	Vice President and Counsel, State Street Bank and Trust Company (2015 – present); Regulatory Advisor, JPMorgan (2014 – 2015); Claims Case Manager, Liberty Mutual Insurance (2012 – 2014); Contract Attorney, Various Law Firms (2011 – 2012).

*	Served in various capacities and/or with various affiliated entities during noted time period.

Statement of Additional Information (SAI) includes additional information about the Fund’s directors and is available, without charge, upon request and by calling 1-877-521-4083.

23

Trustees

Michael F. Holland

William L. Marshall

Patrick J. Riley

James E. Ross

Richard D. Shirk

Rina K. Spence

Bruce D. Taber

Douglas T. Williams

Michael A. Jessee

Investment Adviser and Administrator

SSGA Funds Management, Inc.

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Custodian and Sub-Administrator

State Street Bank and Trust Company

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

Legal Counsel

Ropes & Gray LLP

800 Boylston Street

Boston, MA 02199

Transfer Agent

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Distributor

State Street Global Markets LLC

State Street Financial Center

One Lincoln Street

Boston, MA 02111

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of shares of beneficial interest.

State Street Institutional Investment Trust

State Street Bank and Trust Company

P.O. Box 5049

Boston, MA 02206

The information contained in this report is intended for the general information of shareholders of the Fund. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Fund prospectus which contains important information concerning the Fund and the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-877-521-4083 or visiting www.ssga.com/cash. Please read the prospectus carefully before investing in the Fund.

Annual Report

31 December 2016

State Street Master Funds

State Street Treasury Plus Money Market Portfolio

The information contained in this report is intended for the general information of shareholders of the Portfolio and shareholders of any fund invested in the Portfolio. Interests in the Portfolio are offered solely to eligible investors in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the 1933 Act. This report is not authorized for distribution (i) to prospective investors in any fund invested in the Portfolio unless preceded or accompanied by a current offering document for such fund or (ii) to prospective eligible investors in the Portfolio unless preceded or accompanied by a current offering document of the Portfolio. Eligible investors in the Portfolio may obtain a current Portfolio offering document by calling 1-877-521-4083. Please read the offering document carefully before investing in the Portfolio.

State Street Master Funds

State Street Treasury Plus Money Market Portfolio

Annual Report

December 31, 2016

The information contained in this report is intended for the general information of shareholders of the Portfolio and shareholders of any fund invested in the Portfolio. Interests in the Portfolio are offered solely to eligible investors in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the 1933 Act. This report is not authorized for distribution (i) to prospective investors in any fund invested in the Portfolio unless preceded or accompanied by a current offering document for such fund or (ii) to prospective eligible investors in the Portfolio unless preceded or accompanied by a current offering document of the Portfolio. Eligible investors in the Portfolio may obtain a current Portfolio offering document by calling 1-877-521-4083. Please read the offering document carefully before investing in the Portfolio

State Street Master Funds

State Street Treasury Plus Money Market Portfolio

Portfolio Statistics (Unaudited)

Portfolio Composition*	December 31, 2016
Treasury Debt	55.9%
Treasury Repurchase Agreements	38.3
Other Assets in Excess of Liabilities	5.8
Total	100.0%

Maturity Ladder*	December 31, 2016
2 to 30 Days	43.5%
31 to 60 Days	10.8
61 to 90 Days	19.7
Over 90 Days	20.2
Total	94.2%
Average days to maturity	30
Weighted average life	74

*	As a percentage of net assets as of the date indicated. The Portfolio’s composition will vary over time.

See accompanying notes to financial statements.

1

State Street Master Funds

State Street Treasury Plus Money Market Portfolio

Schedule of Investments

December 31, 2016

Name of Issuer and Title of Issue	Interest Rate	Next Rate Reset Date	Maturity Date	Principal Amount	Value
TREASURY DEBT – 55.9%
U.S. Treasury Bill(a)	0.390%	01/12/2017	01/12/2017	$285,000,000	$284,967,642
U.S. Treasury Bill(a)	0.395%	02/02/2017	02/02/2017	95,000,000	94,966,644
U.S. Treasury Bill(a)	0.400%	02/16/2017	02/16/2017	135,000,000	134,917,583
U.S. Treasury Bill(a)	0.420%	03/30/2017	03/30/2017	600,000,000	599,220,406
U.S. Treasury Bill(a)	0.423%	01/19/2017	01/19/2017	250,000,000	249,953,375
U.S. Treasury Bill(a)	0.425%	01/26/2017	01/26/2017	110,000,000	109,973,516
U.S. Treasury Bill(a)	0.440%	02/09/2017	02/09/2017	85,000,000	84,959,483
U.S. Treasury Bill(a)	0.470%	04/20/2017	04/20/2017	75,000,000	74,893,271
U.S. Treasury Bill(a)	0.480%	02/23/2017	02/23/2017	50,000,000	49,964,667
U.S. Treasury Bill(a)	0.483%	04/27/2017	04/27/2017	75,000,000	74,883,396
U.S. Treasury Bill(a)	0.490%	03/09/2017	03/09/2017	225,000,000	224,789,890
U.S. Treasury Bill(a)	0.490%	04/06/2017	04/06/2017	75,000,000	74,903,021
U.S. Treasury Bill(a)	0.495%	04/13/2017	04/13/2017	75,000,000	74,894,813
U.S. Treasury Bill(a)	0.503%	03/02/2017	03/02/2017	200,000,000	199,834,896
U.S. Treasury Bill(a)	0.518%	03/23/2017	03/23/2017	450,000,000	449,478,084
U.S. Treasury Bill(a)	0.545%	03/16/2017	03/16/2017	460,000,000	459,486,976
U.S. Treasury Bill(a)	0.615%	05/25/2017	05/25/2017	75,000,000	74,816,100
U.S. Treasury Bill(a)	0.615%	06/08/2017	06/08/2017	75,000,000	74,797,563
U.S. Treasury Bill(a)	0.620%	06/01/2017	06/01/2017	100,000,000	99,742,881
U.S. Treasury Bill(a)	0.625%	05/18/2017	05/18/2017	100,000,000	99,763,504
U.S. Treasury Bill(a)	0.645%	06/15/2017	06/15/2017	75,000,000	74,778,281
U.S. Treasury Note(a)	0.385%	01/15/2017	01/15/2017	75,000,000	75,010,380
U.S. Treasury Note(a)	0.412%	02/28/2017	02/28/2017	77,500,000	77,814,624
U.S. Treasury Note(a)	0.465%	01/31/2017	01/31/2017	161,000,000	161,348,472
U.S. Treasury Note(b)	0.630%	01/03/2017	04/30/2017	279,930,000	279,951,198
U.S. Treasury Note(b)	0.633%	01/03/2017	07/31/2017	309,500,000	309,457,508
U.S. Treasury Note(b)	0.640%	01/03/2017	01/31/2017	535,800,000	535,807,698
U.S. Treasury Note(b)	0.706%	01/03/2017	04/30/2018	250,836,000	250,944,441
U.S. Treasury Note(b)	0.724%	01/03/2017	10/31/2017	254,500,000	254,370,366
U.S. Treasury Note(b)	0.730%	01/03/2017	07/31/2018	96,000,000	96,054,974
U.S. Treasury Note(b)	0.828%	01/03/2017	01/31/2018	238,000,000	238,407,748

TOTAL TREASURY DEBT					5,945,153,401

TREASURY REPURCHASE AGREEMENTS – 38.3%
Agreement with Bank of Nova Scotia and Bank of New York Mellon (Tri-Party), dated 12/30/2016 (collateralized by a U.S. Treasury Bond, 8.500% due 02/15/2020, U.S. Treasury Inflation Index Bond, 1.000% due 02/15/2046, and U.S. Treasury Notes, 0.875% – 2.000% due 11/30/2017 – 08/15/2025, valued at $74,464,181); expected proceeds $73,004,056	0.500%	01/03/2017	01/03/2017	73,000,000	73,000,000

See accompanying notes to financial statements.

2

State Street Master Funds

State Street Treasury Plus Money Market Portfolio

Schedule of Investments — (continued)

December 31, 2016

Name of Issuer and Title of Issue	Interest Rate	Next Rate Reset Date	Maturity Date	Principal Amount	Value
TREASURY REPURCHASE AGREEMENTS – (continued)
Agreement with BNP Paribas Securities Corp. and Bank of New York Mellon (Tri-Party), dated 12/30/2016 (collateralized by U.S. Treasury Notes, 0.875% – 1.375% due 07/15/2017 – 01/31/2021, and U.S. Treasury Strip, 0.000% due 05/15/2026, valued at $52,020,100); expected proceeds $51,002,833	0.500%	01/03/2017	01/03/2017	$51,000,000	$51,000,000
Agreement with Citigroup Global Markets, Inc. and Bank of New York Mellon (Tri-Party), dated 12/30/2016 (collateralized by a U.S. Treasury Note, 1.375% due 04/30/2020, valued at $22,440,047); expected proceeds $22,001,247	0.510%	01/03/2017	01/03/2017	22,000,000	22,000,000
Agreement with Federal Reserve Bank of New York and Bank of New York Mellon (Tri-Party), dated 12/30/2016 (collateralized by U.S. Treasury Bonds, 3.125% – 3.875% due 08/15/2040 – 02/15/2043, and U.S. Treasury Note, 2.000% due 11/15/2021, valued at $3,550,197,321); expected proceeds $3,550,197,222	0.500%	01/03/2017	01/03/2017	3,550,000,000	3,550,000,000
Agreement with Lloyds Bank PLC, dated 12/16/2016 (collateralized by a U.S. Treasury Note, 0.000% due 02/15/2026, valued at $180,838,592); expected proceeds $175,380,625(c)	0.870%	01/03/2017	03/16/2017	175,000,000	175,000,000
Agreement with TD Securities (USA) LLC and Bank of New York Mellon (Tri-Party), dated 12/30/2016 (collateralized by U.S. Treasury Bonds, 3.000% – 6.500% due 11/15/2026 – 05/15/2042, U.S. Treasury Inflation Index Note, 0.125% due 04/15/2019, and U.S. Treasury Notes, 0.625% – 1.625% due 06/30/2018 – 10/31/2023, valued at $204,011,589); expected proceeds $200,011,333	0.510%	01/03/2017	01/03/2017	200,000,000	200,000,000

TOTAL TREASURY REPURCHASE AGREEMENTS					4,071,000,000

TOTAL INVESTMENTS – 94.2%(d)(e)					10,016,153,401
Other Assets in Excess of Liabilities – 5.8%					612,798,573

NET ASSETS – 100.0%					$10,628,951,974

(a)	Rate represents annualized yield at date of purchase.

(b)	Variable Rate Security – Interest rate shown is rate in effect at December 31, 2016.

(c)	Illiquid security. This security represents $175,000,000 or 1.7% of net assets as of December 31, 2016.

(d)	Unless otherwise indicated, the values of the securities of the Portfolio are determined based on Level 2 inputs. (Note 2)

(e)	Also represents the cost for federal tax purposes.

See accompanying notes to financial statements.

3

State Street Master Funds

State Street Treasury Plus Money Market Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets
Investments in securities, at value and cost (Note 2)	$5,945,153,401
Repurchase agreements, at amortized cost	4,071,000,000

Total Investments	10,016,153,401
Cash	608,049,969
Interest receivable (Note 2)	5,399,084
Prepaid expenses and other assets	254

Total assets	10,629,602,708
Liabilities
Advisory fee payable (Note 4)	443,567
Administration, custodian and transfer agent fees payable (Note 4)	74,047
Trustees’ fees and expenses payable (Note 5)	379
Professional fees payable	60,166
Printing fees payable	9,227
Accrued expenses and other liabilities	63,348

Total liabilities	650,734

Net Assets	$10,628,951,974

See accompanying notes to financial statements.

4

State Street Master Funds

State Street Treasury Plus Money Market Portfolio

Statement of Operations

For the Year Ended December 31, 2016

Investment Income
Interest income	$15,262,095

Expenses
Advisory fee (Note 4)	2,228,424
Administration, custodian and transfer agent fees (Note 4)	564,714
Trustees’ fees and expenses (Note 5)	47,654
Professional fees	156,062
Printing and postage fees	3,736
Insurance expense	6,505
Miscellaneous expenses	81,584

Total Expenses	3,088,679

Net Investment Income (Loss)	12,173,416

Realized Gain (Loss)
Net realized gain (loss) on:
Investments	21,479

Net Increase (Decrease) in Net Assets from Operations	$12,194,895

See accompanying notes to financial statements.

5

State Street Master Funds

State Street Treasury Plus Money Market Portfolio

Statement of Changes in Net Assets

	Year Ended 12/31/16	Year Ended 12/31/15
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$12,173,416	$(248,077)
Net realized gain (loss)	21,479	695

Net increase (decrease) in net assets resulting from operations	12,194,895	(247,382)

Capital Transactions:
Contributions	12,712,264,167	8,379,100,091
Proceeds in connection with Reorganization (Note 8)	7,471,889,450	–
Withdrawals	(11,312,210,340)	(9,399,568,878)

Net increase (decrease) in net assets from capital transactions	8,871,943,277	(1,020,468,787)

Net Increase (Decrease) in Net Assets During the Period	8,884,138,172	(1,020,716,169)

Net Assets at Beginning of Period	1,744,813,802	2,765,529,971

Net Assets at End of Period	$10,628,951,974	$1,744,813,802

See accompanying notes to financial statements.

6

State Street Master Funds

State Street Treasury Plus Money Market Portfolio

Financial Highlights

Selected data for a share outstanding throughout each period

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13		Year Ended 12/31/12
Total return(a)	0.23%	(0.01)%	(0.02)%	0.00	%(b)	0.06%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$10,628,952	$1,744,814	$2,765,530	$2,753,017		$2,298,541
Ratios to average net assets:
Total expenses	0.07%	0.07%	0.07%	0.07%		0.08%
Net investment income (loss)	0.27%	(0.01)%	(0.02)%	0.00	%(b)	0.06%

(a)	Results represent past performance and are not indicative of future results.

(b)	Amount is less than 0.005%.

See accompanying notes to financial statements.

7

State Street Master Funds

State Street Treasury Plus Money Market Portfolio

Notes to Financial Statements

December 31, 2016

1.	Organization

State Street Master Funds (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (“1940 Act”), is an open-end management investment company.

As of December 31, 2016, the Trust consists of six (6) series each of which represents a separate series of beneficial interest in the Trust. State Street Treasury Plus Money Market Portfolio (the “Portfolio”) is authorized to issue an unlimited number of shares of beneficial interest with no par value. The financial statements herein relate only to the Portfolio.

The Portfolio operates as a “government money market fund” within the meaning of Rule 2a-7 under the 1940 Act, to comply with the amendments to Rule 2a-7 that became effective October 14, 2016. The Portfolio is not currently subject to liquidity fees or temporary suspensions of redemptions due to declines in the Portfolio’s weekly liquid assets.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Security Valuation

The investments of the Portfolio are valued pursuant to the policy and procedures developed by the Oversight Committee (the “Committee”) and approved by the Board of Trustees of the Trust (the “Board”). The Committee provides oversight of the valuation of investments for the Portfolio. The Board has responsibility for determining the fair value of investments.

The Portfolio’s securities are recorded on the basis of amortized cost which approximates fair value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.

Because of the inherent uncertainties of valuation and under certain market conditions, the values reflected in the financial statements may differ from the value received upon actual sale of those investments and it is possible that the differences could be material.

8

State Street Master Funds

State Street Treasury Plus Money Market Portfolio

Notes to Financial Statements — (continued)

December 31, 2016

Various inputs are used in determining the value of the Portfolio’s investments. The Portfolio values its assets and liabilities at fair value using a fair value hierarchy consisting of three broad levels that prioritize the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with investing in it.

The three levels of the fair value hierarchy are as follows:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 – Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. Transfers between different levels of the fair value hierarchy are recognized at the end of the reporting period. The Portfolio had no transfers between levels for the period ended December 31, 2016.

Investment Transactions and Income Recognition

Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses from the sale or disposition of investments are determined using the identified cost method. Interest income is recorded daily on an accrual basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

All of the net investment income and realized gains and losses from the security transactions of the Portfolio are allocated pro rata among the partners in the Portfolio on a daily basis based on each partner’s daily ownership percentage.

Expenses

Certain expenses, which are directly identifiable to a specific series of the Trust, are applied to that series within the Trust. Other expenses which cannot be attributed to a specific series of the Trust are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the series within the Trust.

9

State Street Master Funds

State Street Treasury Plus Money Market Portfolio

Notes to Financial Statements — (continued)

December 31, 2016

3.	Securities and Other Investments

Repurchase Agreements

The Portfolio may enter into repurchase agreements under the terms of a Master Repurchase Agreement. A repurchase agreement customarily obligates the seller at the time it sells securities to the Portfolio to repurchase the securities at a mutually agreed upon price and time. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Portfolio including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest.

The Portfolio monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the Portfolio’s principal amount of the repurchase agreement (including accrued interest). The underlying securities are ordinarily United States Government or Government Agency securities, but may consist of other securities. The use of repurchase agreements involves certain risks including counterparty risks. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which the value of the collateral may decline.

As of December 31, 2016, the Portfolio had invested in repurchase agreements with the gross values of $4,071,000,000 and associated collateral equal to $4,083,971,830.

4.	Fees and Transactions with Affiliates

Advisory Fee

The Trust has entered into an investment advisory agreement with SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”), a subsidiary of State Street Corporation and an affiliate of State Street Bank and Trust Company (“State Street”), under which the Adviser directs the investments of the Portfolio in accordance with its investment objectives, policies, and limitations. In compensation for the Adviser’s services as investment adviser, the Portfolio pays the Adviser a management fee at an annual rate of 0.05% of its average daily net assets.

Administrator, Sub-Administrator, Custodian and Transfer Agent Fees

SSGA FM serves as administrator and State Street serves as custodian, sub-administrator and transfer agent. SSGA FM and State Street receive an annual fee for their services as administrator, custodian, sub-administrator and transfer agent, respectively. The annual fee is accrued daily and payable monthly at the following fee rate:

Asset Levels	Annual percentage of average aggregate monthly net assets
First $400 million	0.03%
Next $15 billion	0.02%
Thereafter	0.01%
Minimum annual fee per Portfolio	$150,000

10

State Street Master Funds

State Street Treasury Plus Money Market Portfolio

Notes to Financial Statements — (continued)

December 31, 2016

The minimum fee will be calculated by multiplying the minimum per portfolio fee by the number of portfolios within the Trust to arrive at the total minimum fee. The greater of the asset based fee or the minimum fee will be charged to the portfolios. SSGA FM and State Street each receive a portion of the fee.

Other Transactions with Affiliates

In December 2015, State Street, the Portolio’s custodian, announced a review of the manner in which it invoiced certain expenses to certain of its Investment Servicing clients, primarily in the United States, during an 18-year period going back to 1998 and its determination that it had incorrectly invoiced clients for certain expenses. State Street informed its clients that it will pay to them the expenses it concluded were incorrectly invoiced to them, plus interest.

The amounts in the table below represent the refunded expenses and interest credited to the Portfolio for the periods in question.

Refunded Custody Expense*	Interest*	Total	% of Net Assets at 12/31/16
$2,142	$11	$2,153	0.00	%**

*	Refunded Custody Expense and Interest appear on the Statement of Operations in Administration, custody and transfer agent fees and Interest income, respectively.

**	Amount is less than 0.005% of net assets.

5.	Trustees’ Fees

The fees and expenses of the Trust’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), are paid directly by the Portfolio. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance and industry seminars.

6.	Income Tax Information

The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains because it is treated as a partnership for federal income tax purposes. All interest, gains and losses of the Portfolio is deemed to have been “passed through” to the Portfolio’s partners in proportion to their holdings in the Portfolio, regardless of whether such items have been distributed by the Portfolio. Each partner is responsible for its tax liability based on its distributive share; therefore, no provision has been made for federal income taxes.

The Portfolio files federal and various state and local tax returns as required. No income tax returns are currently under examination. Generally, the federal returns are subject to examination by the Internal Revenue Service for a period of three years from date of filing, while the state returns may remain open for an additional year depending upon jurisdiction. SSGA FM has analyzed the Portfolio’s tax positions taken on tax returns for all open years and does not believe there are any uncertain tax positions that would require recognition of a tax liability.

At December 31, 2016, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes.

11

State Street Master Funds

State Street Treasury Plus Money Market Portfolio

Notes to Financial Statements — (continued)

December 31, 2016

7.	Risks

Concentration Risk

As a result of the Portfolio’s ability to invest a large percentage of its assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Portfolio’s investments more than if the Portfolio were more broadly diversified.

Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio trades securities and enters into financial transactions where risk of potential loss exists due to changes in global economic conditions and fluctuations of the market (market risk). Additionally, the Portfolio may also be exposed to counterparty risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolio has unsettled or open transactions defaults. The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations (credit risk).

Financial assets, which potentially expose the Portfolio to market, credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Portfolio’s exposure to market, credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Portfolio’s Statement of Assets and Liabilities, less any collateral held by the Portfolio.

8. Proceeds in Connection with Reorganization

On August 29, 2016, State Street Institutional Treasury Plus Money Market Fund (“Acquiring Fund”) acquired substantially all of the assets and assumed all of the liabilities of SSGA U.S. Treasury Money Market Fund (“Acquired Fund”) in exchange for Trust Class shares of the Acquiring Fund pursuant to an Agreement and Plan of Reorganization approved by the Board. Immediately following, the Fund transferred to the Portfolio all of the net assets received from the Acquired Fund in exchange for an interest in the Portfolio, which is disclosed in the Statements of Changes in Net Assets.

9. Subsequent Events

Management has evaluated the impact of all subsequent events on the Portfolio through the date on which the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statement.

12

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Owners of Beneficial Interest of

State Street Master Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the State Street Treasury Plus Money Market Portfolio (one of the portfolios constituting State Street Master Funds) (the “Portfolio”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the State Street Treasury Plus Money Market Portfolio (one of the portfolios constituting State Street Master Funds) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2017

13

State Street Master Funds

State Street Treasury Plus Money Market Portfolio

Other Information

December 31, 2016 (Unaudited)

EXPENSE EXAMPLE

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), if applicable, on purchase payments, reinvested dividends, or other distributions and (2) ongoing costs, including advisory fees and to the extent applicable, distribution (12b-1) and/or service fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from July 1, 2016 to December 31, 2016.

The table below illustrates your Portfolio’s cost in two ways:

•

Based on actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Portfolio under the heading “Expenses Paid During Period”.

•

Based on hypothetical 5% return – This section is intended to help you compare your Portfolio’s costs with those of other mutual funds. It assumes that the Portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Portfolio’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess your Portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales load charges (loads). Therefore, the hypothetical 5% return section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		Actual		Hypothetical (assuming a 5% return before expenses)
	Annualized Expense Ratio	Ending Account Value	Expenses Paid During Period(a)	Ending Account Value	Expenses Paid During Period(a)
State Street Treasury Plus Money Market Portfolio	0.07%	$1,001.40	$0.35	$1,024.80	$0.36

(a)	Expenses are equal to the Portfolio’s annualized net expense ratio multiplied by the average account value of the period, multiplied by 184, then divided by 366.

14

State Street Master Funds

State Street Treasury Plus Money Market Portfolio

Other Information — (continued)

December 31, 2016 (Unaudited)

Proxy Voting Policies and Procedures and Record

The Portfolio has adopted the proxy voting policies of the Adviser. A description of the policies and procedures that the Portfolio have adopted to determine how to vote proxies relating to portfolio securities are contained in the Portfolio’s Statement of Additional Information, which is available (i) without charge, upon request, by calling the Portfolio at 1-877-521-4083, (ii) on the SEC’s website at www.sec.gov, or (iii) at the SEC’s public reference room. Information on the operation of the public reference room may be obtained by calling 1-800-SEC-0330. Information regarding how the Portfolio voted proxies, if any, during the most recent 12-month period ended June 30 is available by August 31 of each year without charge (1) by calling 1-877-521-4083 (toll free), or (2) on the website of the SEC at www.sec.gov.

Quarterly Portfolio Schedule

The Portfolio will file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. For the second and fourth quarters, the complete schedules of investments are available in the Portfolio’s semi-annual and annual financial statements. The Portfolio’s Form N-Q is available (i) without charge, upon request, by calling the Portfolio at 1-877-521-4083, (ii) on the SEC’s website at www.sec.gov, or (iii) at the SEC’s public reference room. Information on the operation of the public reference room may be obtained by calling 1-800-SEC-0330.

Monthly Portfolio Schedule

The Portfolio files its monthly portfolio holdings with the SEC on Form N-MFP. The Portfolio’s Form N-MFP is available (i) on the SEC’s website at www.sec.gov, or (ii) at the SEC’s public reference room.

15

State Street Master Funds

State Street Treasury Plus Money Market Portfolio

Other Information — (continued)

December 31, 2016 (Unaudited)

Trustees and Officers Information

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
Independent Trustees
Michael F. Holland c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1944	Trustee and Co-Chairman of the Board	Term: Indefinite Elected: 7/99	Chairman, Holland & Company L.L.C. (investment adviser) (1995 – present).	72	Director, the Holland Series Fund, Inc.; Director, The China Fund, Inc.; Director, The Taiwan Fund, Inc.; Director, Reaves Utility Income Fund, Inc.; and Director, Blackstone/GSO Loans (and Real Estate) Funds.
Patrick J. Riley c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1948	Trustee and Co-Chairman of the Board	Term: Indefinite Elected: 1/14	2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); 1998 to Present, Independent Director, State Street Global Advisers Ireland, Ltd. (investment company); 1998 to Present, Independent Director, SSGA Liquidity plc (formerly, SSGA Cash Management Fund plc); January 2009 to Present, Independent Director, SSGA Fixed Income plc; and January 2009 to Present, Independent Director, SSGA Qualified Funds PLC.	78	Board Director and Chairman, SPDR Europe 1PLC Board (2011 – Present); Board Director and Chairman, SPDR Europe II, PLC (2013 – Present).
William L. Boyan(1) c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1937	Trustee and Co-Chairman of the Valuation Committee	Term: Indefinite Elected: 7/99	President and Chief Operations Officer, John Hancock Financial Services (1959 – 1999). Mr. Boyan retired in 1999.	78	Chairman Emeritus, Children’s Hospital, Boston, MA (1984 – 2011); Former Trustee of Old Mutual South Africa Master Trust (investments) (1995 – 2008); Former Chairman, Boston Plan For Excellence, Boston Public Schools (1995 – 2010); Member of Advisory Board of Florida Atlantic University Lifelong Learning Society.

16

State Street Master Funds

State Street Treasury Plus Money Market Portfolio

Other Information — (continued)

December 31, 2016 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
Independent Trustees (continued)
William L. Marshall c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1942	Trustee and Co-Chairman of the Audit Committee	Term: Indefinite Elected: 1/14	July 2016 to Present, Chief Executive Officer and Chief Compliance Officer, The Marshall Financial Group, Inc.; 2015 to present, Board member, The Doylestown Health Foundation Board; April 2011 to June 2016, Chairman (until April 2011, Chief Executive Officer and President), Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Financial Planners Association.	78
Richard D. Shirk c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1945	Trustee and Co-Chairman of the Qualified Legal and Compliance Committee	Term: Indefinite Elected: 1/14

March 2001 to April 2002, Chairman (1996 to March

2001, President and Chief

Executive Officer),

Cerulean Companies, Inc. (holding company) (Retired); 1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare); 1998 to December 2008, Chairman, Board Member and December 2008 to Present, Investment Committee Member, Healthcare Georgia Foundation (private foundation); September 2002 to 2012, Lead Director and Board Member, Amerigroup Corp. (managed health care); 1999 to 2013, Board Member and (since 2001) Investment Committee Member, Woodruff Arts Center; and 2003 to 2009, Trustee, Gettysburg College; Board member, AeroCare Holdings (privately held healthcare services company) (February 2003 – Present); Board member, Regenesis Biomedical (health care services) (April 2012 – present), Chairman, (January 2014 – present).

				78

17

State Street Master Funds

State Street Treasury Plus Money Market Portfolio

Other Information — (continued)

December 31, 2016 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
Independent Trustees (continued)
Rina K. Spence c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1948	Trustee and Co-Chairman of the Qualified Legal and Compliance Committee and Co-Chairman of the Governance Committee	Term: Indefinite Elected: 7/99	President of SpenceCare International LLC (international healthcare consulting) (1999 – present); Chief Executive Officer, IEmily.com (health internet company) (2000 – 2001); Chief Executive Officer of Consensus Pharmaceutical, Inc. (1998 – 1999); Founder, President and Chief Executive Officer of Spence Center for Women’s Health (1994 – 1998); President and CEO, Emerson Hospital (1984 – 1994); Honorary Consul for Monaco in Boston (2015 – present).	78	Trustee, Eastern Enterprise (utilities) (1988 – 2000); Director, Berkshire Life Insurance Company of America (1993 – 2009).
Bruce D. Taber c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1943	Trustee and Co-Chairman of the Valuation Committee and Co-Chairman of the Governance Committee	Term: Indefinite Elected: 1/14	1999 to Present, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); Until December 2008, Independent Director, SSGA Cash Management Fund plc; Until December 2008, Independent Director, State Street Global Advisers Ireland, Ltd. (investment companies); and Until August 1994, President, Alonzo B. Reed, Inc., (a Boston architect-engineering firm).	72
Douglas T. Williams c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1940	Trustee and Co-Chairman of the Audit Committee	Term: Indefinite Elected: 7/99	Retired Executive Vice President and member of Executive Committee, Chase Manhattan Bank (1987 – 1999); President, Boston Stock Exchange Depository Trust Company, 1981 – 1982; Treasurer, Nantucket Educational Trust, (2002 – 2007).	78
Michael A. Jessee c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1946	Trustee	Term: Indefinite Appointed: 7/16	Retired; formerly, President and Chief Executive Officer of the Federal Home Loan Bank of Boston (1989 – 2009); Trustee, Randolph-Macon College (2004 – 2016).	78

18

State Street Master Funds

State Street Treasury Plus Money Market Portfolio

Other Information — (continued)

December 31, 2016 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
Interested Trustee(2)
James E. Ross SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1965	Trustee	Term: Indefinite Appointed: 2/07	Executive Vice President; State Street Global Advisors (2006 – present); Chairman and Director, SSGA Funds Management, Inc. (2012 – present); Principal, State Street Global Advisors (2006 – present); President, SSGA Funds Management, Inc. (2005 – 2012).	265	SSGA SPDR ETFs Europe I plc (Director) (November 2016 – present); SSGA SPDR ETFs Europe II plc (Director) (November 2016 – present).

(1)	Mr. Boyan retired as a Trustee of the Trust effective February 16, 2017.

(2)	Mr. Ross is an Interested Trustee because of his employment by SSGA Funds Management, Inc., an affiliate of the Trust.

†	For the purpose of determining the number of portfolios overseen by the Trustees, “Fund Complex” comprises registered investment companies for which SSGA Funds Management, Inc. serves as investment adviser.

The following lists the principal officers for the Trust, as well as their mailing addresses and ages, positions with the Trust and length of time served, and present and principal occupations:

Name, Address, and Year of Birth	Position(s) Held With Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Officers:
Ellen M. Needham SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1967	President	Term: Indefinite Elected: 10/12	President and Director, SSGA Funds Management, Inc. (2001 – present)*; Senior Managing Director, State Street Global Advisors (1992 – present).*
Bruce S. Rosenberg SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1961	Treasurer	Term: Indefinite Elected: 2/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 – present); Director, Credit Suisse (April 2008 – July 2015).
Ann M. Carpenter SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1966	Vice President and Deputy Treasurer	Term: Indefinite Elected: 10/12 Term: Indefinite Elected: 2/16	Chief Operating Officer, SSGA Funds Management, Inc. (2005 – present)*; Managing Director, State Street Global Advisors (2005 – present).*
Chad C. Hallett SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1969	Deputy Treasurer	Term: Indefinite Elected: 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 – present); Vice President, State Street Bank and Trust Company (2001 – November 2014).*

19

State Street Master Funds

State Street Treasury Plus Money Market Portfolio

Other Information — (continued)

December 31, 2016 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held With Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Officers: (continued)
Darlene Anderson-Vasquez SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1968	Deputy Treasurer	Term: Indefinite Elected: 11/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016 – present); Senior Vice President, John Hancock Investments (September 2007 – May 2016).
Sujata Upreti SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1974	Assistant Treasurer	Term: Indefinite Elected: 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (May 2015 – present); Assistant Director, Cambridge Associates, LLC (July 2014 – January 2015); Vice President, Bank of New York Mellon (July 2012 – August 2013); Manager, PricewaterhouseCoopers, LLP (September 2009 – July 2012).
Daniel Foley SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1972	Assistant Treasurer	Term: Indefinite Elected: 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (April 2007 – present).*
Brian Harris SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1973	Chief Compliance Officer and Code of Ethics Compliance Officer	Term: Indefinite Elected: 11/13 Term: Indefinite Elected: 9/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (2013 – present)*; Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (September 2010 to May 2013); Director of Compliance, AARP Financial Inc. (July 2008 to August 2010).
Joshua A. Weinberg SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1978	Chief Legal Officer	Term: Indefinite Elected: 2/15	Vice President and Managing Counsel, State Street Global Advisors (2011 – present); Clerk, SSGA Funds Management, Inc. (2013 – present); Associate, Financial Services Group, Dechert LLP (2005 – 2011).
Jesse D. Hallee State Street Bank and Trust Company 100 Summer Street, 7th Floor Boston, MA 02111 YOB: 1976	Secretary	Term: Indefinite Elected: 9/16	Vice President and Managing Counsel, State Street Bank and Trust Company (2013 – present); Vice President and Counsel, Brown Brothers Harriman & Co. (2007 – 2013).
Khimmara Greer State Street Bank and Trust Company 100 Summer Street, 7th Floor Boston, MA 02111 YOB: 1983	Assistant Secretary	Term: Indefinite Elected: 5/16	Vice President and Counsel, State Street Bank and Trust Company (2015 – present); Regulatory Advisor, JPMorgan (2014 – 2015); Claims Case Manager, Liberty Mutual Insurance (2012 – 2014); Contract Attorney, Various Law Firms (2011 – 2012).

*	Served in various capacities and/or with various affiliated entities during noted time period.

Statement of Additional Information (SAI) includes additional information about the Portfolio’s directors and is available, without charge, upon request and by calling 1-877-521-4083.

20

Trustees

Michael F. Holland

William L. Marshall

Patrick J. Riley

James E. Ross

Richard D. Shirk

Rina K. Spence

Bruce D. Taber

Douglas T. Williams

Michael A. Jessee

Investment Adviser and Administrator

SSGA Funds Management, Inc.

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Custodian, Sub-Administrator and Transfer Agent

State Street Bank and Trust Company

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

Legal Counsel

Ropes & Gray LLP

800 Boylston Street

Boston, MA 02199

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of shares of beneficial interest.

State Street Master Funds State Street Bank and Trust Company P.O. Box 5049 Boston, MA 02206	STTTPAR1

The information contained in this report is intended for the general information of shareholders of the Portfolio and shareholders of any fund invested in the Portfolio. Interests in the Portfolio are offered solely to eligible investors in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the 1933 Act. This report is not authorized for distribution (i) to prospective investors in any fund invested in the Portfolio unless preceded or accompanied by a current offering document for such fund or (ii) to prospective eligible investors in the Portfolio unless preceded or accompanied by a current offering document of the Portfolio. Eligible investors in the Portfolio may obtain a current Portfolio offering document by calling 1-877-521-4083. Please read the offering document carefully before investing in the Portfolio.

Annual Report

31 December 2016

State Street Institutional Investment Trust

State Street Institutional U.S. Government Money Market Fund

The information contained in this report is intended for the general information of shareholders of the Fund. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Fund prospectus which contains important information concerning the Fund and the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-877-521-4083 or visiting www.ssga.com/cash. Please read the prospectus carefully before investing in the Fund.

State Street Institutional Investment Trust

State Street Institutional U.S. Government Money Market Fund

Annual Report

December 31, 2016

The information contained in this report is intended for the general information of shareholders of the Fund. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Fund prospectus which contains important information concerning the Fund and the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-877-521-4083 or visiting www.ssga.com/cash. Please read the prospectus carefully before investing in the Fund.

State Street Institutional Investment Trust

State Street Institutional U.S. Government Money Market Fund

Statement of Assets and Liabilities

December 31, 2016

Assets
Investment in corresponding Portfolio, at value (Note 1)	$50,119,349,984
Receivable for fund shares sold	3,053,006
Receivable from Adviser (Note 3)	23,247
Prepaid expenses and other assets	49,099

Total assets	50,122,475,336
Liabilities
Payable for fund shares repurchased	84,237
Administration fees payable (Note 3)	1,960,838
Shareholder servicing fee payable (Note 3)	754,939
Distribution fees payable (Note 3)	212,960
Trustees’ fees and expenses payable (Note 4)	4,645
Transfer agent fees payable (Note 3)	32,854
Distribution payable	1,556,373
Registration and filing fees payable	216,151
Professional fees payable	22,838
Printing and postage fees payable	52,844
Accrued expenses and other liabilities	251,351

Total liabilities	5,150,030

Net Assets	$50,117,325,306

Net Assets Consist of:
Paid-in Capital	$50,117,249,286
Accumulated net realized gain (loss) on investments	76,020

Net Assets	$50,117,325,306

Premier Class
Net Assets	$43,302,732,774
Shares outstanding	43,302,965,244

Net asset value, offering and redemption price per share	$1.00

Investment Class
Net Assets	$903,049,960
Shares outstanding	903,056,644

Net asset value, offering and redemption price per share	$1.00

Class M
Net Assets	$1,675,741,370
Shares outstanding	1,675,741,170

Net asset value, offering and redemption price per share	$1.00

Administration Class
Net Assets	$3,423,654,516
Shares outstanding	3,423,784,418

Net asset value, offering and redemption price per share	$1.00

Investor Class
Net Assets	$230,155,803
Shares outstanding	230,156,207

Net asset value, offering and redemption price per share	$1.00

Class G
Net Assets	$581,990,883
Shares outstanding	581,999,451

Net asset value, offering and redemption price per share	$1.00

See accompanying notes to financial statements and financial statements of the corresponding portfolio.

1

State Street Institutional Investment Trust

State Street Institutional U.S. Government Money Market Fund

Statement of Operations

For the Year Ended December 31, 2016

Income and Expenses Allocated from Portfolio
Interest income allocated from Portfolio (Note 2)	$99,546,059
Expenses allocated from Portfolio (Note 2)	(16,818,763)

Total investment income (loss) allocated from portfolio	82,727,296

Expenses
Administration fees (Note 3)
Premier Class	11,531,640
Investment Class	390,982
Class M	39,503
Administration Class	506,736
Investor Class	25,745
Class G	69,503
Shareholder servicing fees (Note 3)
Investment Class	1,954,910
Administration Class	2,026,944
Investor Class	41,193
Distribution fees (Note 3)
Investment Class	781,964
Administration Class	506,736
Custodian fees (Note 3)	18,228
Trustees’ fees and expenses (Note 4)	27,284
Transfer agent fees (Note 3)	116,277
Registration and filing fees	347,929
Professional fees	40,901
Printing and postage fees	90,763
Insurance expense	68,820
Miscellaneous expenses	69,346

Total expenses	18,655,404

Distribution fee waived (Note 3)
Investment Class	(772,397)
Administration Class	(5,456)

Net Expenses	17,877,551

Net Investment Income (Loss)	64,849,745

Realized Gain (Loss)
Net realized gain (loss) on:
Investment transactions allocated from Portfolio	76,020

Net Increase (Decrease) in Net Assets from Operations	$64,925,765

See accompanying notes to financial statements and financial statements of the corresponding portfolio.

2

State Street Institutional Investment Trust

State Street Institutional U.S. Government Money Market Fund

Statements of Changes in Net Assets

	Year Ended 12/31/16	Year Ended 12/31/15
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$64,849,745	$720,256
Net realized gain (loss)	76,020	101,189

Net increase (decrease) in net assets resulting from operations	64,925,765	821,445

Distributions to Shareholders from:
Net investment income
Premier Class	(61,763,962)	(565,219)
Investment Class	(24,335)	–
Class M(a)	(489,149)	–
Administration Class(b)	(431,978)	–
Investor Class(c)	(109,902)	–
Class G	(2,030,419)	(155,037)

Total distributions from net investment income	(64,849,745)	(720,256)

Net Increase (Decrease) from Beneficial Interest Transactions:
Premier Class
Shares sold	173,548,501,157	43,034,500,814
Reinvestment of distributions	53,971,307	492,834
Shares redeemed	(143,816,071,101)	(40,481,619,457)

Net increase (decrease) from capital share transactions	29,786,401,363	2,553,374,191

Investment Class
Shares sold	4,647,547,163	4,327,886,922
Reinvestment of distributions	5,800	–
Shares redeemed	(4,716,057,103)	(3,972,047,433)

Net increase (decrease) from capital share transactions	(68,504,140)	355,839,489

Class M(a)
Shares sold	2,447,727,590	–
Reinvestment of distributions	489,155	–
Shares redeemed	(772,475,575)	–

Net increase (decrease) from capital share transactions	1,675,741,170	–

Administration Class(b)
Shares sold	10,794,928,973	–
Proceeds from shares issued in connection with the tax-free transfer of assets from SSGA U.S. Government Money Market Fund (Note 7)	2,551,637,435	–
Reinvestment of distributions	112,178	–
Shares redeemed	(9,923,026,350)	–

Net increase (decrease) from capital share transactions	3,423,652,236	–

Investor Class(c)
Shares sold	431,820,425	–
Reinvestment of distributions	61,257	–
Shares redeemed	(201,726,040)	–

Net increase (decrease) from capital share transactions	230,155,642	–

See accompanying notes to financial statements and financial statements of the corresponding portfolio.

3

State Street Institutional Investment Trust

State Street Institutional U.S. Government Money Market Fund

Statements of Changes in Net Assets — (continued)

	Year Ended 12/31/16	Year Ended 12/31/15
Class G
Shares sold	$1,988,575,206	$2,487,611,939
Reinvestment of distributions	2,030,422	155,037
Shares redeemed	(2,141,555,405)	(2,627,170,798)

Net increase (decrease) from capital share transactions	(150,949,777)	(139,403,822)

Net increase (decrease) in net assets from beneficial interest transactions	34,896,496,494	2,769,809,858

Net increase (decrease) in net assets during the period	34,896,572,514	2,769,911,047

Net assets at beginning of period	15,220,752,792	12,450,841,745

Net Assets at end of Period	$50,117,325,306	$15,220,752,792

Shares of Beneficial Interest:
Premier Class
Shares sold	173,548,537,300	43,034,500,814
Reinvestment of distributions	53,971,307	492,834
Shares redeemed	(143,816,071,101)	(40,481,619,457)

Net increase (decrease) from share transactions	29,786,437,506	2,553,374,191

Investment Class
Shares sold	4,647,491,417	4,327,886,922
Reinvestment of distributions	5,800	–
Shares redeemed	(4,716,057,102)	(3,972,047,433)

Net increase (decrease) from share transactions	(68,559,885)	355,839,489

Class M(a)
Shares sold	2,447,727,590	–
Reinvestment of distributions	489,155	–
Shares redeemed	(772,475,575)	–

Net increase (decrease) from share transactions	1,675,741,170	–

Administration Class(b)
Shares sold	10,795,182,861	–
Shares issued in connection with the tax-free transfer of assets from SSGA U.S. Government Money Market Fund (Note 7)	2,551,637,435	–
Reinvestment of distributions	112,178	–
Shares redeemed	(9,923,148,056)	–

Net increase (decrease) from share transactions	3,423,784,418	–

Investor Class(c)
Shares sold	431,820,990	–
Reinvestment of distributions	61,257	–
Shares redeemed	(201,726,040)	–

Net increase (decrease) from share transactions	230,156,207	–

Class G
Shares sold	1,988,594,244	2,487,611,932
Reinvestment of distributions	2,030,422	155,044
Shares redeemed	(2,141,555,405)	(2,627,170,798)

Net increase (decrease) from share transactions	(150,930,739)	(139,403,822)

(a)	For the period November 30, 2016 (inception date) through December 31, 2016.

(b)	For the period August 23, 2016 (inception date) through December 31, 2016.

(c)	For the period March 21, 2016 (inception date) through December 31, 2016.

See accompanying notes to financial statements and financial statements of the corresponding portfolio.

4

State Street Institutional Investment Trust

State Street Institutional U.S. Government Money Market Fund

Financial Highlights

Selected data for a share outstanding throughout each period(a)

	Premier Class
	Year Ended 12/31/16		Year Ended 12/31/15		Year Ended 12/31/14		Year Ended 12/31/13	Year Ended 12/31/12
Net asset value, beginning of period	$1.0000		$1.0000		$1.0000		$1.0000	$1.0000

Income (loss) from investment operations:
Net investment income (loss)	0.0025		0.0000	(b)(c)	(0.0000	)(b)(c)	0.0001 (b)	0.0003 (b)
Net realized gain (loss)	(0.0000	)(c)	0.0000	(c)	–		–	0.0000 (c)

Total from investment operations	0.0025		0.0000	(c)	(0.0000	)(c)	0.0001	0.0003

Distributions to shareholders from:
Net investment income	(0.0025)		(0.0000	)(c)	–		(0.0001)	(0.0003)

Net asset value, end of period	$1.0000		$1.0000		$1.0000		$1.0000	$1.0000

Total return(d)	0.25%		0.00	%(e)	0.00	%(e)	0.01%	0.03%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$43,302,733		$13,516,264		$10,962,800		$7,189,250	$7,114,213
Ratios to average net assets:
Total expenses	0.12%		0.12%		0.12%		0.12%	0.13%
Net expenses	0.12%		0.09%		0.07%		0.09%	0.12%
Net investment income (loss)	0.27%		0.00	%(e)	0.00	%(e)	0.01%	0.03%

(a)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Portfolio.

(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the period.

(c)	Amount is less than $0.00005 per share.

(d)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.

(e)	Amount is less than 0.005%.

See accompanying notes to financial statements and financial statements of the corresponding portfolio.

5

State Street Institutional Investment Trust

State Street Institutional U.S. Government Money Market Fund

Financial Highlights

Selected data for a share outstanding throughout each period(a)

	Investment Class
	Year Ended 12/31/16		Year Ended 12/31/15		Year Ended 12/31/14		Year Ended 12/31/13		Year Ended 12/31/12
Net asset value, beginning of period	$1.0000		$1.0000		$1.0000		$1.0000		$1.0000

Income (loss) from investment operations
Net investment income (loss)	0.0000	(b)	0.0000	(b)(c)	(0.0000	)(b)(c)	0.0000	(b)(c)	0.0000	(b)(c)
Net realized gain (loss)	0.0000	(b)	–		–		–		0.0000	(b)

Total from investment operations	0.0000	(b)	0.0000	(b)	(0.0000	)(b)	0.0000	(b)	0.0000	(b)

Distributions to shareholders from:
Net investment income	0.0000	(b)	–		–		–		–

Net asset value, end of period	$1.0000		$1.0000		$1.0000		$1.0000		$1.0000

Total return(d)	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00	%(e)
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$903,050		$971,551		$615,706		$691,469		$654,978
Ratios to average net assets:
Total expenses	0.47%		0.47%		0.47%		0.47%		0.47%
Net expenses	0.37%		0.10%		0.07%		0.10%		0.14%
Net investment income (loss)	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00	%(e)

(a)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Portfolio.

(b)	Amount is less than $0.00005 per share.

(c)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the period.

(d)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.

(e)	Amount is less than 0.005% per share.

See accompanying notes to financial statements and financial statements of the corresponding portfolio.

6

State Street Institutional Investment Trust

State Street Institutional U.S. Government Money Market Fund

Financial Highlights

Selected data for a share outstanding throughout each period(a)

	Class M
	For the Period 11/30/16* - 12/31/16
Net asset value, beginning of period	$1.0000

Income (loss) from investment operations:
Net investment income (loss)	0.0003
Net realized gains	0.0000	(b)

Total from investment operations	0.0003

Distributions to shareholders from:
Net investment income	(0.0003)

Net asset value, end of period	$1.0000

Total return(c)	0.03%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$1,675,741
Ratios to average net assets:
Total expenses	0.10	%(d)
Net expenses	0.10	%(d)
Net investment income (loss)	0.37	%(d)

*	Commencement of operations.

(a)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Portfolio.

(b)	Amount is less than $0.00005 per share.

(c)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Total return for periods of less than one year are not annualized. Results represent past performance and are not indicative of future results.

(d)	Annualized.

See accompanying notes to financial statements and financial statements of the corresponding portfolio.

7

State Street Institutional Investment Trust

State Street Institutional U.S. Government Money Market Fund

Financial Highlights

Selected data for a share outstanding throughout each period(a)

	Administration Class
	For the Period 8/23/16* - 12/31/16
Net asset value, beginning of period	$1.0000

Income (loss) from investment operations
Net investment income (loss)	0.0001
Net realized gain (loss)	(0.0000	)(b)

Total from investment operations	0.0001

Distributions to shareholders from:
Net investment income	(0.0001)

Net asset value, end of period	$1.0000

Total return(c)	0.01%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$3,423,655
Ratios to average net assets:
Total expenses	0.37	%(d)
Net expenses	0.37	%(d)
Net investment income (loss)	0.04	%(d)

*	Commencement of operations.

(a)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Portfolio.

(b)	Amount shown represents less than $0.00005 per share.

(c)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Total return for periods of less than one year are not annualized. Results represent past performance and are not indicative of future results.

(d)	Annualized.

See accompanying notes to financial statements and financial statements of the corresponding portfolio.

8

State Street Institutional Investment Trust

State Street Institutional U.S. Government Money Market Fund

Financial Highlights

Selected data for a share outstanding throughout each period(a)

	Investor Class
	For the Period 3/21/16* - 12/31/16
Net asset value, beginning of period	$1.0000

Income (loss) from investment operations
Net investment income (loss)	0.0014
Net realized gain (loss)	(0.0000	)(b)

Total from investment operations	0.0014

Distributions to shareholders from:
Net investment income	(0.0014)

Net asset value, end of period	$1.0000

Total return(c)	0.14%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$230,156
Ratios to average net assets:
Total expenses	0.20	%(d)
Net investment income (loss)	0.21	%(d)

*	Commencement of operations.

(a)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Portfolio.

(b)	Amount shown represents less than $0.00005 per share.

(c)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Total return for periods of less than one year are annualized. Results represent past performance and are not indicative of future results.

(d)	Annualized.

See accompanying notes to financial statements and financial statements of the corresponding portfolio.

9

State Street Institutional Investment Trust

State Street Institutional U.S. Government Money Market Fund

Financial Highlights

Selected data for a share outstanding throughout each period(a)

	Class G
	Year Ended 12/31/16	Year Ended 12/31/15	For the Period 10/5/14* - 12/31/14
Net asset value, beginning of period	$1.0000	$1.0000	$1.0000

Income (loss) from investment operations
Net investment income (loss)	0.0029	0.0002 (b)	0.0000	(b)(c)
Net realized gain (loss)	0.0000 (c)	0.0000 (c)	0.0000	(c)

Total from investment operations	0.0029	0.0002	0.0000	(c)

Distributions to shareholders from:
Net investment income	(0.0029)	(0.0002)	(0.0000	)(c)

Net asset value, end of period	$1.0000	$1.0000	$1.0000

Total return(e)	0.29%	0.02%	0.00	%(d)
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$581,991	$732,938	$872,335
Ratios to average net assets:
Total expenses	0.08%	0.08%	0.09	%(f)
Net expenses	0.08%	0.08%	0.08	%(f)
Net investment income (loss)	0.29%	0.02%	0.00	%(d)(f)

*	Commencement of operations.

(a)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Portfolio.

(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the period.

(c)	Amount is less than $0.00005 per share.

(d)	Amount is less than 0.005%.

(e)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Total return for periods of less than one year are not annualized. Results represent past performance and are not indicative of future results.

(f)	Annualized.

See accompanying notes to financial statements and financial statements of the corresponding portfolio.

10

State Street Institutional Investment Trust

State Street Institutional U.S. Government Money Market Fund

Notes to Financial Statements

December 31, 2016

1.	Organization

State Street Institutional Investment Trust (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (“1940 Act”), is an open-end management investment company.

As of December 31, 2016, the Trust consists of thirty-three (33) series (and corresponding classes, each of which have the same rights and privileges, including voting rights) each of which represents a separate series of beneficial interest in the Trust. The Declaration of Trust permits the Board of Trustees of the Trust (the “Board”) to authorize the issuance of an unlimited number of shares of beneficial interest with no par value. The financial statements herein relate to the following fund (the “Fund”):

Fund	Classes	Commencement of Operations	Diversification Classification
State Street Institutional U.S. Government Money Market Fund	Administration Class Class G Institutional Class Investment Class Investor Class Premier Class Service Class Class M	August 23, 2016 October 5, 2014 Not commenced October 17, 2007 March 21, 2016 October 25, 2007 Not commenced November 30, 2016	Diversified

The Fund is part of a master-feeder structure and invests substantially all of its assets in the State Street U.S. Government Money Market Portfolio (the “Portfolio”), a separate series of State Street Master Funds. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in net assets of the Portfolio, (98.42% at December 31, 2016). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio including its Schedule of Investments, are attached to this report and should be read in conjunction with the Fund’s financial statements.

The Fund operates as a “government money market fund” within the meaning of Rule 2a-7 under the 1940 Act, to comply with the amendments to Rule 2a-7 that became effective October 14, 2016. The Fund is not currently subject to liquidity fees or temporary suspensions of redemptions due to declines in the Fund’s weekly liquid assets.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

11

State Street Institutional Investment Trust

State Street Institutional U.S. Government Money Market Fund

Notes to Financial Statements — (continued)

December 31, 2016

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Security Valuation

The Fund records its investments in its Portfolio at value (net asset value) each business day. The valuation policy of the Portfolio is discussed in Note 2 of the Portfolio’s Notes to Financial Statements, which are attached to this report.

The investments of the Portfolio are valued pursuant to the policy and procedures developed by the Oversight Committee (the “Committee”) and approved by the Board. The Committee provides oversight of the valuation of investments for the Portfolio. The Board has responsibility for determining the fair value of investments.

The Portfolio’s securities are recorded on the basis of amortized cost which approximates fair value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.

The summary of the inputs used for the Portfolio, as of December 31, 2016, in valuing the Portfolio’s securities carried at fair value are discussed in Note 2 of the Portfolio’s Notes to Financial Statements.

Investment Transactions and Income Recognition

Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses from security transactions consist of the Fund’s pro-rata share of the Portfolio’s realized gains and losses. Net investment income consists of the Fund’s pro-rata share of the net investment income of the Portfolio less expenses of the Fund.

Expenses

Certain expenses, which are directly identifiable to a specific Fund, are applied to that Fund within the Trust. Other expenses which cannot be attributed to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and relative net assets of the Funds within the Trust. The Fund is allocated a pro-rata share of the expense of the Portfolio. Class specific expenses are borne by each class.

Distributions

Distributions from net investment income, if any, are declared daily and are payable as of the last business day of each month. Net realized capital gains, if any, are distributed annually, unless additional

12

State Street Institutional Investment Trust

State Street Institutional U.S. Government Money Market Fund

Notes to Financial Statements — (continued)

December 31, 2016

distributions are required for compliance with applicable tax regulations. The amount and character of income and capital gains to be distributed are determined in accordance with applicable tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes.

3.	Fees and Transactions with Affiliates

Advisory Fee

The Portfolio retained SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”), a subsidiary of State Street Corporation and an affiliate of State Street Bank and Trust Company (“State Street”), as its investment adviser. The Portfolio has entered into an investment advisory agreement with the Adviser, under which the Adviser directs the investments of the Portfolio in accordance with its investment objectives, policies, and limitations. In compensation for the Adviser’s services as investment adviser, the Portfolio pays the Adviser a management fee at an annual rate of 0.05% of its average daily net assets.

The Adviser was contractually obligated until April 30, 2016, to waive its management fee and/or to reimburse the Fund for expenses to the extent that total annual fund operating expenses (exclusive of non-recurring account fees, extraordinary expenses, acquired fund fees and any class specific expenses such as Distribution, Shareholder Servicing, Administration and Sub-Transfer Agency Fees, as measured on an annualized basis) exceeded 0.07% of average daily net assets on an annual basis. For the period ended December 31, 2016, SSGA FM did not reimburse or waive any expenses.

The Adviser may reimburse expenses or waive fees in order to avoid a negative yield. Any such waiver or reimbursement would be voluntary and may be revised or cancelled at any time without notice. For the period ended December 31, 2016, the Adviser did not voluntarily waive any expenses.

Under the terms of the reimbursement agreement, the Fund agrees to repay SSGA FM up to the amount of fees waived or expenses reduced under the agreement provided that the Fund is not obligated to reimburse SSGA FM (1) more than three years after the end of the fiscal year of the Fund in which SSGA FM provided a voluntary reduction; (2) in respect of any business day for which the net annualized one-day yield of the Fund is less than 0.00%; (3) to the extent that the amount of the reimbursement to SSGA FM on any day exceeds fifty percent of the yield (net of all expenses, exclusive of the reimbursement) of the Fund on that day; (4) to the extent that the amount of the reimbursement would cause the Fund’s net yield to fall below a certain minimum net yield; or (5) in respect of any such fee waivers and/or expense reimbursements that are necessary to maintain a limit on the Fund’s expenses per contractual fee waivers and/or reimbursements by SSGA FM which are effective at the time of such fee waivers and/or expense reimbursements. As of December 31, 2016, SSGA FM has not recouped any expenses from the Fund. Waived/reduced fees subject to potential recovery by year of expiration are as follows:

Expiration Date	Amount
12/31/2017	$4,726,293
12/31/2018	$3,042,069

13

State Street Institutional Investment Trust

State Street Institutional U.S. Government Money Market Fund

Notes to Financial Statements — (continued)

December 31, 2016

Administrator, Sub-Administrator and Custodian Fees

SSGA FM serves as administrator and State Street serves as custodian and sub-administrator. For its administration services, the Fund, except Class G Shares and Class M Shares, pays a fee at an annual rate of 0.05% of its average daily net assets to SSGA FM. Class G Shares and Class M Shares pay a fee at an annual rate of 0.03% of its average daily net assets to SSGA FM. The fees are accrued daily and paid monthly.

The Fund pays State Street an annual fee for custody services for the Fund. SSGA FM pays an annual fee to State Street for sub-administration services provided for the Fund.

Distribution Fees

State Street Global Markets, LLC (the “Distributor” or “SSGM”), an affiliate of the Adviser, serves as the distributor of the Fund. SSGM is a wholly owned subsidiary of State Street Corporation. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act under which the Fund may compensate the Distributor (or others) for services in connection with the distribution of the Fund’s shares and for services provided to shareholders in that class (the “Plan”). The Plan calls for payments at an annual rate (based on average daily net assets) of 0.05% and 0.10% of the Fund’s net assets attributable to its Administration Class shares and Investment Class shares, respectively. In addition to payments under the Plan, the Fund may reimburse the Distributor or its affiliates for payments it makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance.

During the period ended December 31, 2016, the Fund was charged $1,288,700 but paid $510,847 to SSGM under the Rule 12b-1 Plan, as SSGM voluntarily agreed to waive $777,853 of the Rule 12b-1 fees.

Wealth Management Services (“WMS”), a division of State Street, is among the financial intermediaries who may receive fees under the Plan. During the period ended December 31, 2016, SSGM paid $249,178 to WMS.

Under the Fund’s Shareholder Servicing Plan, the Fund compensates financial intermediaries for providing certain services to shareholders and for maintaining shareholder accounts. The Fund’s Investment Class shares, Administration Class shares and Investor Class shares made payments under the Shareholder Servicing Plan at an annual rate up to 0.25%, 0.20% and 0.08% of the eligible average daily net assets of the Investment Class shares, Administration Class shares and Investor Class shares, respectively. During the period ended December 31, 2016, the Fund paid SSGM $1,954,910, $2,026,944 and $41,193 for Investment Class shares, Administration Class shares and Investor Class shares, respectively, under the shareholder servicing agreement which SSGM subsequently paid to financial intermediaries.

Transfer Agent Fees

Boston Financial Data Services (“BFDS”), a joint venture of DST Systems, Inc. and State Street Corporation, serves as transfer agent and dividend disbursing agent to the Fund. For these services, the Fund pays annual account services fees, activity-based fees, and charges related to compliance and regulatory services.

14

State Street Institutional Investment Trust

State Street Institutional U.S. Government Money Market Fund

Notes to Financial Statements — (continued)

December 31, 2016

4.	Trustees’ Fees

The fees and expenses of the Trust’s trustees, who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), are paid directly by the Fund. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance and industry seminars.

5.	Income Tax Information

The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. Therefore, no provision for federal income tax is required.

The Fund files federal and various state and local tax returns as required. No income tax returns are currently under examination. Generally, the federal returns are subject to examination by the Internal Revenue Service for a period of three years from date of filing, while the state returns may remain open for an additional year depending upon jurisdiction. SSGA FM has analyzed the Fund’s tax positions taken on tax returns for all open years and does not believe there are any uncertain tax positions that would require recognition of a tax liability.

Distributions to shareholders are recorded on ex-dividend date. Income dividends and gain distributions are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. Certain capital accounts in the financial statements have been adjusted for permanent book- tax differences. These adjustments have no impact on net asset values or results of operations. Temporary book-tax differences will reverse in the future. These book-tax differences are primarily due to differing treatments for character of distributions.

The tax character of distributions paid during the period ended December 31, 2016, was as follows:

	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total
State Street Institutional U.S. Government Money Market Fund	$64,849,745	$–	$–	$64,849,745

The tax character of distributions paid during the period ended December 31, 2015, was as follows:

	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total
State Street Institutional U.S. Government Money Market Fund	$720,256	$–	$–	$720,256

15

State Street Institutional Investment Trust

State Street Institutional U.S. Government Money Market Fund

Notes to Financial Statements — (continued)

December 31, 2016

At December 31, 2016, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryforwards	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)	Qualified Late-Year Losses	Total
State Street Institutional U.S. Government Money Market Fund	$76,020	$–	$–	$–	$–	$76,020

At December 31, 2016, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes.

6.	Risks

Market,	Credit and Counterparty Risk

In the normal course of business, the Fund trades securities and enters into financial transactions where risk of potential loss exists due to changes in global economic conditions and fluctuations of the market (market risk). Additionally, the Fund may also be exposed to counterparty risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults. The value of securities held by the Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations (credit risk).

Financial assets, which potentially expose the Fund to market, credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Fund’s exposure to market, credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

7.	Reorganization

On August 29, 2016, State Street Institutional U.S. Government Money Market Fund (“Acquiring Fund”) acquired substantially all of the assets and assumed all of the liabilities of SSGA U.S. Government Money Market Fund (“Acquired Fund”) in exchange for Administration Class shares of the Acquiring Fund pursuant to an Agreement and Plan of Reorganization approved by the Board.

The reorganization provides shareholders of the Acquired Fund access to a larger portfolio with a similar investment objective. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund were carried forward to align ongoing reporting of the Fund’s realized gains and losses with amounts distributable to shareholders for tax purposes. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders.

For every one share of SSGA U.S. Government Money Market Fund N Class exchanged, a shareholder received one share of the Fund’s Administration Class.

16

State Street Institutional Investment Trust

State Street Institutional U.S. Government Money Market Fund

Notes to Financial Statements — (continued)

December 31, 2016

The Fund received net assets from SSGA U.S. Government Money Market Fund as the result of the tax-free reorganization as follows:

Shares of the Fund Issued	Net Assets Received from Acquired the Fund	Net Assets of the Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After the Combination
2,551,637,435	$2,551,626,959	$23,019,661,313	$25,571,288,272

Immediately following, the Fund transferred to the Portfolio all of the assets and liabilities received from the Acquired Fund in exchange for an interest in the Portfolio.

Assuming the acquisition had been completed on January 1, 2016, the beginning of the annual reporting period of the Acquiring Fund, the Acquiring Fund’s pro forma results of operations for the period ended December 31, 2016, are as follows:

Net Investment income (loss)	$65,185,111
Total net realized gain (loss)	$95,589
Net increase (decrease) in net assets resulting from operations	$65,280,699

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Acquiring Fund’s accompanying Statement of Operations as of December 31, 2016.

The statement of operations, statement of changes in net assets and the financial highlights for the current period do not include any pre-merger activity of the Acquired Fund and prior reporting periods of the accounting survivor (the Fund) are not restated.

8.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date on which the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statement.

17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

State Street Institutional Investment Trust:

We have audited the accompanying statement of assets and liabilities of the State Street Institutional U.S. Government Money Market Fund (one of the funds constituting State Street Institutional Investment Trust) (the “Fund”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the State Street Institutional U.S. Government Money Market Fund (one of the funds constituting State Street Institutional Investment Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2017

18

State Street Institutional Investment Trust

State Street Institutional U.S. Government Money Market Fund

Other Information

December 31, 2016 (Unaudited)

EXPENSE EXAMPLE

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), if applicable, on purchase payments, reinvested dividends, or other distributions and (2) ongoing costs, including advisory fees and to the extent applicable, distribution (12b-1) and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from July 1, 2016 to December 31, 2016.

The table below illustrates your Fund’s cost in two ways:

•

Based on actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period”.

•

Based on hypothetical 5% return – This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales load charges (loads). Therefore, the hypothetical 5% return section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		Actual			Hypothetical (assuming a 5% return before expenses)
	Annualized Expense Ratio	Ending Account Value	Expenses Paid During Period		Ending Account Value	Expenses Paid During Period(a)
State Street Institutional U.S. Government Money Market Fund
Premier Class	0.12%	$1,001.40	$0.60	(a)	$1,024.50	$0.61
Investment Class	0.39	1,000.00	1.96	(a)	1,023.20	1.98
Class M	0.10	1,000.30	0.09	(b)	1,024.60	0.51
Administration Class	0.37	1,000.10	1.32	(c)	1,023.30	1.88
Investor Class	0.20	1,001.00	1.01		1,024.10	1.02
Class G	0.08	1,001.60	0.40	(a)	1,024.70	0.41

(a)

Expenses are equal to the Fund’s annualized net expense ratio, which includes the Fund’s proportionate share of the expenses of the Portfolio, multiplied by the average account value of the period, multiplied by 184, then divided by 366.

(b)	Actual period is from commencement of operations on 11/30/2016.

(c)	Actual period is from commencement of operations on 8/23/2016.

19

State Street Institutional Investment Trust

State Street Institutional U.S. Government Money Market Fund

Other Information — (continued)

December 31, 2016 (Unaudited)

Proxy Voting Policies and Procedures and Record

The Fund has adopted the proxy voting policies of the Adviser. A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities are contained in the Fund’s Statement of Additional Information, which is available (i) without charge, upon request, by calling the Funds at 1-877-521-4083, (ii) on the Fund’s website at www.SSGA.com/cash, (iii) on the SEC’s website at www.sec.gov, or (iv) at the SEC’s public reference room. Information operation of the public reference room may be obtained by calling 1-800-SEC-0330. Information regarding the Trust’s proxy voting policies and procedures, as well as information regarding how the Trust voted proxies, if any, during the most recent 12-month period ended June 30 is available without charge (1) by calling 1-877-521-4083 (toll free), or (2) on the website of the SEC at www.sec.gov.

Quarterly Portfolio Schedule

The Fund will file its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. For the second and fourth quarters, the complete schedule of investments is available in the Fund’s semi-annual and annual financial statements. The Fund’s Form N-Q is available (i) without charge, upon request, by calling the Fund at 1-877-521-4083, (ii) on the Fund’s website at www.SSGA.com/cash, (iii) on the SEC’s website at www.sec.gov, or (iv) at the SEC’s public reference room. Information on the operation of the public reference room may be obtained by calling 1-800-SEC-0330.

Monthly Portfolio Schedule

The Fund files its monthly portfolio holdings with the SEC on Form N-MFP. The Fund’s Form N-MFP is available (i) on the SEC’s website at www.sec.gov, or (ii) at the SEC’s public reference room.

20

State Street Institutional Investment Trust

State Street U.S. Government Money Market Fund

Other Information — (continued)

December 31, 2016 (Unaudited)

Trustees and Officers Information

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held By Trustee During Past Five Years
Independent Trustees
Michael F. Holland c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1944	Trustee and Co-Chairman of the Board	Term: Indefinite Elected: 7/99	Chairman, Holland & Company L.L.C. (investment adviser) (1995 – present).	72	Director, the Holland Series Fund, Inc.; Director, The China Fund, Inc.; Director, The Taiwan Fund, Inc.; Director, Reaves Utility Income Fund, Inc.; and Director, Blackstone/GSO Loans (and Real Estate) Funds.
Patrick J. Riley c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1948	Trustee and Co-Chairman of the Board	Term: Indefinite Elected: 1/14	2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); 1998 to Present, Independent Director, State Street Global Advisers Ireland, Ltd. (investment company); 1998 to Present, Independent Director, SSGA Liquidity plc (formerly, SSGA Cash Management Fund plc); January 2009 to Present, Independent Director, SSGA Fixed Income plc; and January 2009 to Present, Independent Director, SSGA Qualified Funds PLC.	78	Board Director and Chairman, SPDR Europe 1PLC Board (2011 – Present); Board Director and Chairman, SPDR Europe II, PLC (2013 – Present).
William L. Boyan (1) c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1937	Trustee and Co-Chairman of the Valuation Committee	Term: Indefinite Elected: 7/99	President and Chief Operations Officer, John Hancock Financial Services (1959 – 1999). Mr. Boyan retired in 1999.	78	Chairman Emeritus, Children’s Hospital, Boston, MA (1984 – 2011); Former Trustee of Old Mutual South Africa Master Trust (investments) (1995 – 2008); Former Chairman, Boston Plan For Excellence, Boston Public Schools (1995 – 2010); Member of Advisory Board of Florida Atlantic University Lifelong Learning Society.

21

State Street Institutional Investment Trust

State Street U.S. Government Money Market Fund

Other Information — (continued)

December 31, 2016 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held By Trustee During Past Five Years
Independent Trustees (continued)
William L. Marshall c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1942	Trustee and Co-Chairman of the Audit Committee	Term: Indefinite Elected: 1/14	July 2016 to Present, Chief Executive Officer and Chief Compliance Officer, The Marshall Financial Group, Inc; 2015 to present, Board member, The Doylestown Health Foundation Board; April 2011 to June 2016, Chairman (until April 2011, Chief Executive Officer and President), Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Financial Planners Association.	78
Richard D. Shirk c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1945	Trustee and Co-Chairman of the Qualified Legal and Compliance Committee	Term: Indefinite Elected: 1/14	March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired); 1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare); 1998 to December 2008, Chairman, Board Member and December 2008 to Present, Investment Committee Member, Healthcare Georgia Foundation (private foundation); September 2002 to 2012, Lead Director and Board Member, Amerigroup Corp. (managed health care); 1999 to 2013, Board Member and (since 2001) Investment Committee Member, Woodruff Arts Center; 2003 to 2009, Trustee, Gettysburg College; Board member, AeroCare Holdings (privately held healthcare services company) (February 2003-Present); Board member, Regenesis Biomedical (health care services) (April 2012 – present), Chairman, (January 2014 – present).	78

22

State Street Institutional Investment Trust

State Street U.S. Government Money Market Fund

Other Information — (continued)

December 31, 2016 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held By Trustee During Past Five Years
Independent Trustees (continued)
Rina K. Spence c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1948	Trustee and Co-Chairman of the Qualified Legal and Compliance Committee and Co-Chairman of the Governance Committee	Term: Indefinite Elected: 7/99	President of SpenceCare International LLC (international healthcare consulting) (1999 – present); Chief Executive Officer, IEmily.com (health internet company) (2000 – 2001); Chief Executive Officer of Consensus Pharmaceutical, Inc. (1998 – 1999); Founder, President and Chief Executive Officer of Spence Center for Women’s Health (1994 –1998); President and CEO, Emerson Hospital (1984 – 1994); Honorary Consul for Monaco in Boston (2015 – present).	78	Trustee, Eastern Enterprise (utilities) (1988 – 2000); Director, Berkshire Life Insurance Company of America (1993 – 2009).
Bruce D. Taber c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1943	Trustee and Co-Chairman of the Valuation Committee and Co-Chairman of the Governance Committee	Term: Indefinite Elected: 1/14	1999 to Present, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); Until December 2008, Independent Director, SSGA Cash Management Fund plc; Until December 2008, Independent Director, State Street Global Advisers Ireland, Ltd. (investment companies); and Until August 1994, President, Alonzo B. Reed, Inc., (a Boston architect-engineering firm).	72
Douglas T. Williams c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1940	Trustee and Co-Chairman of the Audit Committee	Term: Indefinite Elected: 7/99	Retired Executive Vice President and member of Executive Committee, Chase Manhattan Bank (1987 – 1999); President, Boston Stock Exchange Depository Trust Company, 1981 – 1982; Treasurer, Nantucket Educational Trust, (2002 – 2007).	78
Michael A. Jessee c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1946	Trustee	Term: Indefinite Appointed: 7/16	Retired; formerly, President and Chief Executive Officer of the Federal Home Loan Bank of Boston (1989 – 2009); Trustee, Randolph-Macon College (2004 – 2016).	78

23

State Street Institutional Investment Trust

State Street U.S. Government Money Market Fund

Other Information — (continued)

December 31, 2016 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held By Trustee During Past Five Years
Interested Trustee(2)
James E. Ross SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1965	Trustee	Term: Indefinite Appointed: 2/07	Executive Vice President; State Street Global Advisors (2006 – present); Chairman and Director, SSGA Funds Management, Inc. (2012 – present); Principal, State Street Global Advisors (2006 – present); President, SSGA Funds Management, Inc. (2005 – 2012).	265	SSGA SPDR ETFs Europe I plc (Director) (November 2016 – present); SSGA SPDR ETFs Europe II plc (Director) (November 2016 – present).

(1)	Mr. Boyan retired as a Trustee of the Trust effective February 16, 2017.

(2)	Mr. Ross is an Interested Trustee because of his employment by SSGA Funds Management, Inc., an affiliate of the Trust.

†	For the purpose of determining the number of portfolios overseen by the Trustees, “Fund Complex” comprises registered investment companies for which SSGA Funds Management, Inc. serves as investment adviser.

The following lists the principal officers for the Trust, as well as their mailing addresses and ages, positions with the Trust and length of time served, and present and principal occupations:

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Officers:
Ellen M. Needham SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1967	President	Term: Indefinite Elected: 10/12	President and Director, SSGA Funds Management, Inc. (2001 – present)*; Senior Managing Director, State Street Global Advisors (1992 – present).*
Bruce S. Rosenberg SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1961	Treasurer	Term: Indefinite Elected: 2/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 – present); Director, Credit Suisse (April 2008 – July 2015).
Ann M. Carpenter SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1966	Vice President and Deputy Treasurer	Term: Indefinite Elected: 10/12 Term: Indefinite Elected: 2/16	Chief Operating Officer, SSGA Funds Management, Inc. (2005 – present)*; Managing Director, State Street Global Advisors (2005 – present).*
Chad C. Hallett SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1969	Deputy Treasurer	Term: Indefinite Elected: 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 – present); Vice President, State Street Bank and Trust Company (2001 – November 2014).*

24

State Street Institutional Investment Trust

State Street U.S. Government Money Market Fund

Other Information — (continued)

December 31, 2016 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Officers: (continued)
Darlene Anderson-Vasquez SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1968	Deputy Treasurer	Term: Indefinite Elected: 11/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016 – present); Senior Vice President, John Hancock Investments (September 2007 – May 2016).
Sujata Upreti SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1974	Assistant Treasurer	Term: Indefinite Elected: 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (May 2015 – present); Assistant Director, Cambridge Associates, LLC (July 2014 – January 2015); Vice President, Bank of New York Mellon (July 2012 – August 2013); Manager, PricewaterhouseCoopers, LLP (September 2009 – July 2012).
Daniel Foley SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1972	Assistant Treasurer	Term: Indefinite Elected: 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (April 2007 – present).*
Brian Harris SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1973	Chief Compliance Officer and Code of Ethics Compliance Officer	Term: Indefinite Elected: 11/13 Term: Indefinite Elected: 9/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (2013 – Present)*; Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (September 2010 to May 2013); Director of Compliance, AARP Financial Inc. (July 2008 to August 2010).
Joshua A. Weinberg SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1978	Chief Legal Officer	Term: Indefinite Elected: 2/15	Vice President and Managing Counsel, State Street Global Advisors (2011 – present); Clerk, SSGA Funds Management, Inc. (2013 – present); Associate, Financial Services Group, Dechert LLP (2005 – 2011).
Jesse D. Hallee State Street Bank and Trust Company 100 Summer Street, 7th Floor Boston, MA 02111 YOB: 1976	Secretary	Term: Indefinite Elected: 9/16	Vice President and Managing Counsel, State Street Bank and Trust Company (2013 – present); Vice President and Counsel, Brown Brothers Harriman & Co. (2007-2013).
Khimmara Greer State Street Bank and Trust Company 100 Summer Street, 7th Floor Boston, MA 02111 YOB: 1983	Assistant Secretary	Term: Indefinite Elected: 5/16	Vice President and Counsel, State Street Bank and Trust Company (2015 – present); Regulatory Advisor, JPMorgan (2014 – 2015); Claims Case Manager, Liberty Mutual Insurance (2012 – 2014); Contract Attorney, Various Law Firms (2011 – 2012).

*	Served in various capacities and/or with various affiliated entities during noted time period.

Statement of Additional Information (SAI) includes additional information about the Fund’s directors and is available, without charge, upon request and by calling 1-877-521-4083.

25

Trustees

Michael F. Holland

William L. Marshall

Patrick J. Riley

James E. Ross

Richard D. Shirk

Rina K. Spence

Bruce D. Taber

Douglas T. Williams

Michael A. Jessee

Investment Adviser and Administrator

SSGA Funds Management, Inc.

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Custodian and Sub-Administrator

State Street Bank and Trust Company

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

Legal Counsel

Ropes & Gray LLP

800 Boylston Street

Boston, MA 02199

Transfer Agent

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Distributor

State Street Global Markets LLC

State Street Financial Center

One Lincoln Street

Boston, MA 02111

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of shares of beneficial interest.

State Street Institutional Investment Trust

State Street Bank and Trust Company

P.O. Box 5049

Boston, MA 02206

The information contained in this report is intended for the general information of shareholders of the Fund. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Fund prospectus which contains important information concerning the Fund and the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-877-521-4083 or visiting www.ssga.com/cash. Please read the prospectus carefully before investing in the Fund.

Annual Report

31 December 2016

State Street Master Funds

State Street U.S. Government Money Market Portfolio

The information contained in this report is intended for the general information of shareholders of the Portfolio and shareholders of any fund invested in the Portfolio. Interests in the Portfolio are offered solely to eligible investors in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the 1933 Act. This report is not authorized for distribution (i) to prospective investors in any fund invested in the Portfolio unless preceded or accompanied by a current offering document for such fund or (ii) to prospective eligible investors in the Portfolio unless preceded or accompanied by a current offering document of the Portfolio. Eligible investors in the Portfolio may obtain a current Portfolio offering document by calling 1-877-521-4083. Please read the offering document carefully before investing in the Portfolio.

State Street Master Funds

State Street U.S. Government Money Market Portfolio

Annual Report

December 31, 2016

The information contained in this report is intended for the general information of shareholders of the Portfolio and shareholders of any fund invested in the Portfolio. Interests in the Portfolio are offered solely to eligible investors in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the 1933 Act. This report is not authorized for distribution (i) to prospective investors in any fund invested in the Portfolio unless preceded or accompanied by a current offering document for such fund or (ii) to prospective eligible investors in the Portfolio unless preceded or accompanied by a current offering document of the Portfolio. Eligible investors in the Portfolio may obtain a current Portfolio offering document by calling 1-877-521-4083. Please read the offering document carefully before investing in the Portfolio.

State Street Master Funds

State Street U.S. Government Money Market Portfolio

Portfolio Statistics (Unaudited)

Portfolio Composition*	December 31, 2016
Treasury Repurchase Agreements	38.9%
Government Agency Debt	35.4
Treasury Debt	16.4
Government Agency Repurchase Agreements	4.5
Other Assets in Excess of Liabilities	4.8
Total	100.0%

Maturity Ladder*	December 31, 2016
2 to 30 Days	50.1%
31 to 60 Days	8.2
61 to 90 Days	7.7
Over 90 Days	29.2
Total	95.2%
Average days to maturity	27
Weighted average life	79

*	As a percentage of net assets as of the date indicated. The Portfolio’s composition will vary over time.

See accompanying notes to financial statements.

1

State Street Master Funds

State Street U.S. Government Money Market Portfolio

Schedule of Investments

December 31, 2016

Name of Issuer and Title of Issue	Interest Rate	Next Rate Reset Date	Maturity Date	Principal Amount	Value

GOVERNMENT AGENCY DEBT – 35.4%
Federal Farm Credit Bank(a)	0.515%	01/03/2017	10/03/2017	$98,200,000	$98,192,507
Federal Farm Credit Bank(a)	0.556%	01/03/2017	08/30/2017	124,900,000	124,891,650
Federal Farm Credit Bank(a)	0.566%	01/03/2017	11/30/2017	150,000,000	149,982,724
Federal Farm Credit Bank(a)	0.571%	01/03/2017	10/30/2017	125,000,000	124,996,861
Federal Farm Credit Bank(a)	0.717%	01/07/2017	11/07/2017	150,000,000	149,994,864
Federal Farm Credit Bank(b)	0.786%	01/17/2017	01/17/2017	128,434,000	128,444,926
Federal Farm Credit Bank(a)	0.709%	01/15/2017	05/15/2017	158,750,000	158,747,696
Federal Farm Credit Bank(a)	0.765%	01/04/2017	12/04/2017	125,000,000	125,164,643
Federal Farm Credit Bank(a)	0.796%	01/27/2017	04/27/2017	119,600,000	119,597,311
Federal Home Loan Bank(b)	0.330%	01/05/2017	01/05/2017	149,000,000	148,994,537
Federal Home Loan Bank(b)	0.374%	01/11/2017	01/11/2017	250,000,000	249,974,028
Federal Home Loan Bank(b)	0.429%	01/04/2017	01/04/2017	734,000,000	733,978,378
Federal Home Loan Bank(b)	0.435%	01/06/2017	01/06/2017	697,000,000	696,963,327
Federal Home Loan Bank(b)	0.450%	01/13/2017	01/13/2017	199,000,000	198,970,150
Federal Home Loan Bank(b)	0.460%	03/29/2017	03/29/2017	200,000,000	199,777,667
Federal Home Loan Bank(b)	0.465%	01/18/2017	01/18/2017	99,000,000	98,978,261
Federal Home Loan Bank(b)	0.475%	01/20/2017	01/20/2017	100,000,000	99,974,931
Federal Home Loan Bank(a)	0.480%	01/17/2017	07/17/2017	135,700,000	135,700,000
Federal Home Loan Bank(b)	0.485%	01/25/2017	01/25/2017	100,000,000	99,967,667
Federal Home Loan Bank(b)	0.489%	04/07/2017	04/07/2017	100,000,000	99,869,600
Federal Home Loan Bank(b)	0.500%	02/23/2017	02/23/2017	187,000,000	186,862,347
Federal Home Loan Bank(b)	0.500%	04/12/2017	04/12/2017	105,000,000	104,852,708
Federal Home Loan Bank(b)	0.510%	03/22/2017	03/22/2017	397,600,000	397,150,672
Federal Home Loan Bank(b)	0.520%	02/22/2017	02/22/2017	200,000,000	199,849,778
Federal Home Loan Bank(b)	0.524%	03/08/2017	03/08/2017	600,000,000	599,423,600
Federal Home Loan Bank(b)	0.540%	02/14/2017	02/14/2017	248,000,000	247,836,320
Federal Home Loan Bank(b)	0.550%	03/24/2017	03/24/2017	45,000,000	44,943,625
Federal Home Loan Bank(a)	0.556%	01/03/2017	10/03/2017	73,900,000	73,900,000
Federal Home Loan Bank(b)	0.560%	03/15/2017	03/15/2017	249,000,000	248,717,247
Federal Home Loan Bank(b)	0.570%	03/09/2017	03/09/2017	50,000,000	49,946,958
Federal Home Loan Bank(b)	0.570%	03/13/2017	03/13/2017	200,000,000	199,775,167
Federal Home Loan Bank(a)	0.741%	01/18/2017	05/18/2017	148,600,000	148,600,000
Federal Home Loan Bank(a)	0.781%	01/20/2017	04/20/2017	146,800,000	146,800,000
Federal Home Loan Bank(b)	0.831%	01/11/2017	01/11/2017	152,600,000	152,600,000
Federal Home Loan Bank(a)	0.838%	02/08/2017	08/08/2017	250,000,000	250,000,000
Federal Home Loan Bank(a)	0.863%	03/08/2017	09/08/2017	275,000,000	275,000,000
Federal Home Loan Bank(a)	0.887%	03/20/2017	06/20/2017	28,200,000	28,199,263
Federal Home Loan Bank(a)	0.897%	03/29/2017	06/29/2017	368,350,000	368,350,000
Federal Home Loan Bank(a)	0.561%	01/19/2017	04/19/2017	68,700,000	68,698,967
Federal Home Loan Bank(a)	0.416%	01/11/2017	04/11/2017	400,000,000	400,000,000

See accompanying notes to financial statements.

2

State Street Master Funds

State Street U.S. Government Money Market Portfolio

Schedule of Investments — (continued)

December 31, 2016

Name of Issuer and Title of Issue	Interest Rate	Next Rate Reset Date	Maturity Date	Principal Amount	Value

GOVERNMENT AGENCY DEBT – (continued)
Federal Home Loan Bank(a)	0.615%	01/14/2017	12/14/2017	$250,000,000	$250,000,000
Federal Home Loan Bank(a)	0.655%	01/04/2017	05/04/2017	220,600,000	220,600,000
Federal Home Loan Bank(a)	0.683%	03/15/2017	12/15/2017	200,000,000	200,000,000
Federal Home Loan Bank(a)	0.706%	01/17/2017	08/17/2017	221,800,000	221,800,000
Federal Home Loan Bank(a)	0.765%	01/23/2017	05/23/2017	80,800,000	80,800,000
Federal Home Loan Bank(a)	0.771%	01/30/2017	11/28/2017	250,000,000	249,988,487
Federal Home Loan Bank(a)	0.801%	02/01/2017	11/01/2017	50,000,000	50,000,000
Federal Home Loan Bank(b)	0.823%	02/08/2017	02/08/2017	40,000,000	39,999,792
Federal Home Loan Bank(a)	0.827%	02/12/2017	02/10/2017	278,500,000	278,498,470
Federal Home Loan Bank(a)	0.914%	03/14/2017	06/14/2017	300,000,000	300,000,000
Federal Home Loan Bank(b)	0.717%	02/09/2017	02/09/2017	175,000,000	175,000,000
Federal Home Loan Bank(b)	0.833%	01/13/2017	01/13/2017	150,600,000	150,600,000
Federal Home Loan Bank(a)	0.542%	01/07/2017	07/07/2017	403,600,000	403,600,000
Federal Home Loan Bank(a)	0.462%	01/24/2017	07/24/2017	156,000,000	156,000,000
Federal Home Loan Bank(a)	0.564%	01/11/2017	08/11/2017	67,300,000	67,300,000
Federal Home Loan Bank(a)	0.614%	01/02/2017	10/02/2017	275,000,000	275,000,000
Federal Home Loan Bank(a)	0.726%	02/15/2017	11/15/2017	250,000,000	250,000,000
Federal Home Loan Bank(b)	0.823%	02/08/2017	02/08/2017	55,700,000	55,699,711
Federal Home Loan Bank(a)	0.600%	01/13/2017	12/13/2017	148,300,000	148,300,000
Federal Home Loan Bank(a)	0.675%	01/16/2017	08/16/2017	95,000,000	95,000,000
Federal Home Loan Bank(a)	0.746%	01/28/2017	08/28/2017	188,500,000	188,500,000
Federal Home Loan Bank(a)	0.418%	01/19/2017	04/19/2017	68,700,000	68,700,000
Federal Home Loan Bank(a)	0.707%	02/13/2017	11/13/2017	125,000,000	125,000,000
Federal Home Loan Bank(a)	0.461%	01/27/2017	07/27/2017	102,000,000	101,936,259
Federal Home Loan Bank(a)	0.637%	01/07/2017	09/07/2017	181,000,000	181,000,000
Federal Home Loan Bank(a)	0.468%	01/13/2017	07/13/2017	387,000,000	387,000,000
Federal Home Loan Bank(a)	0.566%	01/18/2017	04/18/2017	170,000,000	170,000,000
Federal Home Loan Bank(a)	0.624%	01/15/2017	12/15/2017	250,000,000	250,000,000
Federal Home Loan Bank(a)	0.677%	01/16/2017	08/16/2017	158,500,000	158,500,000
Federal Home Loan Bank(a)	0.677%	03/13/2017	12/13/2017	94,900,000	94,900,000
Federal Home Loan Bank(a)	0.704%	01/17/2017	08/17/2017	95,000,000	95,000,000
Federal Home Loan Bank(a)	0.824%	01/10/2017	07/10/2017	175,000,000	174,997,751
Federal Home Loan Bank(a)	0.474%	01/12/2017	07/12/2017	339,300,000	339,300,000
Federal Home Loan Bank(a)	0.657%	01/06/2017	04/06/2018	90,000,000	89,999,814
Federal Home Loan Mortgage Corp.(b)	0.400%	01/04/2017	01/04/2017	87,752,000	87,749,075
Federal Home Loan Mortgage Corp.(b)	0.500%	05/15/2017	05/15/2017	321,900,000	321,300,908
Federal Home Loan Mortgage Corp.(a)	0.744%	01/20/2017	04/20/2017	125,000,000	124,994,291
Federal Home Loan Mortgage Corp.(a)	0.914%	03/21/2017	12/21/2017	75,000,000	75,000,000
Federal Home Loan Mortgage Corp.(a)	0.720%	01/13/2017	11/13/2017	250,000,000	250,000,000

See accompanying notes to financial statements.

3

State Street Master Funds

State Street U.S. Government Money Market Portfolio

Schedule of Investments — (continued)

December 31, 2016

Name of Issuer and Title of Issue	Interest Rate	Next Rate Reset Date	Maturity Date	Principal Amount	Value

GOVERNMENT AGENCY DEBT – (continued)
Federal Home Loan Mortgage Corp.(a)	0.526%	01/17/2017	04/17/2017	$333,400,000	$333,400,000
Federal Home Loan Mortgage Corp.(b)	0.410%	01/19/2017	01/19/2017	29,100,000	29,094,034
Federal Home Loan Mortgage Corp.(b)	0.500%	04/25/2017	04/25/2017	369,500,000	368,914,958
Federal Home Loan Mortgage Corp.(b)	0.520%	05/09/2017	05/09/2017	369,400,000	368,717,020
Federal Home Loan Mortgage Corp.(b)	0.550%	05/18/2017	05/18/2017	184,500,000	184,113,831
Federal National Mortgage Assoc.(b)	0.480%	02/14/2017	02/14/2017	276,400,000	276,237,845
Federal National Mortgage Assoc.(b)	0.510%	02/01/2017	02/01/2017	11,000,000	10,995,169
Federal National Mortgage Assoc.(b)	0.308%	01/04/2017	01/04/2017	150,000,000	149,996,150
Federal National Mortgage Assoc.(b)	0.400%	01/17/2017	01/17/2017	201,000,000	200,964,267
Federal National Mortgage Assoc.(b)	0.510%	02/08/2017	02/08/2017	57,200,000	57,169,207
Federal National Mortgage Assoc.(a)	0.645%	01/05/2017	10/05/2017	75,000,000	74,977,788
Federal National Mortgage Assoc.(a)	0.717%	01/16/2017	08/16/2017	300,000,000	299,981,197
Federal National Mortgage Assoc.(a)	0.846%	01/11/2017	01/11/2018	125,000,000	125,000,000
Federal National Mortgage Assoc.(a)	0.944%	03/21/2017	03/21/2018	250,000,000	250,517,740
Federal National Mortgage Assoc.(a)	0.659%	01/08/2017	09/08/2017	220,000,000	219,954,559

TOTAL GOVERNMENT AGENCY DEBT					18,036,766,703

TREASURY DEBT – 16.4%
U.S. Treasury Bill(b)	0.340%	01/19/2017	01/19/2017	250,000,000	249,957,500
U.S. Treasury Bill(b)	0.360%	01/12/2017	01/12/2017	400,000,000	399,956,000
U.S. Treasury Bill(b)	0.400%	02/16/2017	02/16/2017	565,000,000	564,670,972
U.S. Treasury Bill(b)	0.420%	03/30/2017	03/30/2017	600,000,000	599,269,478
U.S. Treasury Bill(b)	0.425%	01/26/2017	01/26/2017	450,000,000	449,885,131
U.S. Treasury Bill(b)	0.470%	04/20/2017	04/20/2017	199,000,000	198,716,812
U.S. Treasury Bill(b)	0.480%	02/23/2017	02/23/2017	100,000,000	99,929,333
U.S. Treasury Bill(b)	0.483%	04/27/2017	04/27/2017	300,000,000	299,533,583
U.S. Treasury Bill(b)	0.490%	03/09/2017	03/09/2017	250,000,000	249,772,014
U.S. Treasury Bill(b)	0.495%	03/23/2017	03/23/2017	550,000,000	549,364,415
U.S. Treasury Bill(b)	0.495%	04/13/2017	04/13/2017	400,000,000	399,439,000
U.S. Treasury Bill(b)	0.503%	03/02/2017	03/02/2017	250,000,000	249,793,646
U.S. Treasury Bill(b)	0.545%	03/16/2017	03/16/2017	460,000,000	459,486,979
U.S. Treasury Bill(b)	0.490%	04/06/2017	04/06/2017	302,000,000	301,609,497
U.S. Treasury Bill(b)	0.615%	05/25/2017	05/25/2017	100,000,000	99,754,800
U.S. Treasury Bill(b)	0.615%	06/08/2017	06/08/2017	248,500,000	247,829,257
U.S. Treasury Bill(b)	0.620%	06/01/2017	06/01/2017	305,000,000	304,216,058
U.S. Treasury Bill(b)	0.625%	05/18/2017	05/18/2017	300,000,000	299,290,549
U.S. Treasury Note(b)	0.412%	02/28/2017	02/28/2017	378,000,000	379,532,048
U.S. Treasury Note(b)	0.441%	02/28/2017	02/28/2017	193,000,000	193,018,214
U.S. Treasury Note(b)	0.465%	01/31/2017	01/31/2017	433,100,000	434,037,411
U.S. Treasury Note(a)	0.630%	01/03/2017	04/30/2017	176,500,000	176,500,199
U.S. Treasury Note(a)	0.633%	01/03/2017	07/31/2017	229,000,000	228,962,140

See accompanying notes to financial statements.

4

State Street Master Funds

State Street U.S. Government Money Market Portfolio

Schedule of Investments — (continued)

December 31, 2016

Name of Issuer and Title of Issue	Interest Rate	Next Rate Reset Date	Maturity Date	Principal Amount	Value

TREASURY DEBT – (continued)
U.S. Treasury Note(a)	0.640%	01/03/2017	01/31/2017	$55,500,000	$55,501,102
U.S. Treasury Note(a)	0.706%	01/03/2017	04/30/2018	385,500,000	385,890,349
U.S. Treasury Note(a)	0.724%	01/03/2017	10/31/2017	150,000,000	149,874,452
U.S. Treasury Note(a)	0.730%	01/03/2017	07/31/2018	345,000,000	345,296,149

TOTAL TREASURY DEBT					8,371,087,088

GOVERNMENT AGENCY REPURCHASE AGREEMENTS – 4.5%
Agreement with Citigroup Global Markets, Inc. and Bank of New York Mellon (Tri-Party), dated 12/30/2016 (collateralized by a Federal Farm Credit Bank, 0.687% due 03/06/2018, and a Federal National Mortgage Association, 0.649% due 03/08/2019, valued at $196,855,564); expected proceeds $193,006,151	0.520%	01/03/2017	01/03/2017	192,995,000	192,995,000
Agreement with Goldman Sachs & Co. and Bank of New York Mellon (Tri-Party), dated 12/27/2016 (collateralized by Federal Farm Credit Banks, 0.730% – 3.300% due 10/13/2017 – 11/14/2036, Federal Home Loan Banks, 1.250% – 5.500% due 06/30/2020 – 07/15/2036, a Federal Home Loan Discount Note, 0.000% due 04/03/2017, a Federal Home Loan Mortgage Corporation, 0.971% due 03/08/2018, valued at $229,500,804); expected proceeds $225,024,063	0.550%	01/03/2017	01/03/2017	225,000,000	225,000,000
Agreement with Goldman Sachs & Co. and Bank of New York Mellon (Tri-Party), dated 12/29/2016 (collateralized by Federal Farm Credit Banks, 0.781% – 3.190% due 07/24/2017 – 10/20/2036, Federal Home Loan Banks, 0.000% – 5.000% due 03/02/2017 – 11/13/2035, Federal Home Loan Discount Notes, 0.000% due 01/19/2017 – 03/31/2017, Federal Home Loan Mortgage Corporation, 0.000% – 0.971% due 03/08/2018 – 12/11/2025, Federal National Mortgage Association 0.000% – 2.500% due 06/01/2017 – 03/21/2018, valued at $255,000,015); expected proceeds $250,026,250	0.540%	01/05/2017	01/05/2017	250,000,000	250,000,000

See accompanying notes to financial statements.

5

State Street Master Funds

State Street U.S. Government Money Market Portfolio

Schedule of Investments — (continued)

December 31, 2016

Name of Issuer and Title of Issue	Interest Rate	Next Rate Reset Date	Maturity Date	Principal Amount	Value

GOVERNMENT AGENCY REPURCHASE AGREEMENTS – (continued)
Agreement with JP Morgan Securities, Inc. and JP Morgan Chase & Co. (Tri-Party), dated 12/30/2016 (collateralized by Federal Farm Credit Banks, 2.360% – 3.950% due 06/16/2025 – 08/06/2037, Federal Home Loan Banks, 2.000% – 4.000% due 04/11/2029 – 02/22/2041, Federal Home Loan Mortgage Corporations, 0.000% due 09/15/2025 – 08/22/2036, Federal National Mortgage Associations, 0.500% – 7.125% due 02/01/2019 – 01/15/2030, and Resolution Funding Strip, 8.875% due 04/15/2030, valued at $204,004,303); expected proceeds $200,011,556	0.520%	01/03/2017	01/03/2017	$200,000,000	$200,000,000
Agreement with Societe Generale and Bank of New York Mellon (Tri-Party), dated 12/27/2016 (collateralized by a Federal Home Loan Mortgage Corporation, 0.750% due 08/28/2019, Federal National Mortgage Association, 1.125% due 09/06/2019, U.S. Treasury Bonds 3.625% – 8.125% due 05/15/2021 – 02/15/2044, U.S. Treasury Inflation Index Bonds 1.750% – 2.500% due 01/15/2028 – 01/15/2029, U.S. Treasury Inflation Index Notes 0.125% due 04/15/2020 – 07/15/2022 and U.S. Treasury Notes, 1.000% – 2.000% due 08/31/2019 – 02/15/2025, valued at $510,000,001); expected proceeds $500,051,528	0.530%	01/03/2017	01/03/2017	500,000,000	500,000,000
Agreement with Societe Generale and Bank of New York Mellon (Tri-Party), dated 12/30/2016 (collateralized by a Federal Home Loan Discount Note, 0.000% due 01/17/2017, Federal Home Loan Mortgage Corporations, 0.500% – 0.750% due 01/27/2017 – 08/28/2019, a Federal National Mortgage Association, 0.875% due 05/21/2018, and a Government National Mortgage Association, 3.000% due 06/20/2046, valued at $150,960,000); expected proceeds $148,008,551	0.520%	01/03/2017	01/03/2017	148,000,000	148,000,000

See accompanying notes to financial statements.

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Schedule of Investments — (continued)

December 31, 2016

Name of Issuer and Title of Issue	Interest Rate	Next Rate Reset Date	Maturity Date	Principal Amount	Value

GOVERNMENT AGENCY REPURCHASE AGREEMENTS – (continued)
Agreement with TD Securities (USA) LLC and Bank of New York Mellon (Tri-Party), dated 12/30/2016 (collateralized by Federal Farm Credit Banks, 0.625% – 1.089% due 04/04/2017 – 01/22/2021, U.S. Treasury Bond, 2.875% due 05/15/2043, U.S. Treasury Inflation Index Bond, 1.375% due 02/15/2044 U.S. Treasury Inflation Index Notes, 0.125% – 0.625% due 07/15/2022 – 01/15/2024, and U.S. Treasury Note 2.000% due 02/15/2025, valued at $351,919,952); expected proceeds $345,019,550	0.510%	01/03/2017	01/03/2017	$345,000,000	$345,000,000
Agreement with Wells Fargo Bank and Bank of New York Mellon (Tri-Party), dated 12/30/2016 (collateralized by a Federal National Mortgage Associations, 3.000% – 3.500% due 12/01/2046, valued at $408,022,668); expected proceeds $400,022,222	0.500%	01/03/2017	01/03/2017	400,000,000	400,000,000

TOTAL GOVERNMENT AGENCY REPURCHASE AGREEMENTS					2,260,995,000

TREASURY REPURCHASE AGREEMENTS – 38.9%
Agreement with Bank of Nova Scotia and Bank of New York Mellon (Tri-Party), dated 12/30/2016 (collateralized by a U.S. Treasury Bond, 2.500% due 05/15/2046, and a U.S. Treasury Note, 1.375% due 05/31/2020 valued at $178,509,931); expected proceeds $175,009,722	0.500%	01/03/2017	01/03/2017	175,000,000	175,000,000
Agreement with Bank of Nova Scotia and Bank of New York Mellon (Tri-Party), dated 12/30/2016 (collateralized by U.S. Treasury Notes, 1.750% due 12/31/2020 – 11/30/2021, valued at $206,051,540); expected proceeds $202,011,222	0.500%	01/03/2017	01/03/2017	202,000,000	202,000,000
Agreement with Barclays Bank PLC and Bank of New York Mellon (Tri-Party), dated 12/30/2016 (collateralized by U.S. Treasury Bonds, 3.000% – 3.750% due 08/15/2041 – 11/15/2045, U.S. Treasury Inflation Index Note, 0.125% due 04/15/2019, and U.S. Treasury Notes, 1.375% – 2.250% due 09/30/2020 – 11/15/2024, valued at $2,058,360,073); expected proceeds $2,018,112,111	0.500%	01/03/2017	01/03/2017	2,018,000,000	2,018,000,000

See accompanying notes to financial statements.

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Schedule of Investments — (continued)

December 31, 2016

Name of Issuer and Title of Issue	Interest Rate	Next Rate Reset Date	Maturity Date	Principal Amount	Value

TREASURY REPURCHASE AGREEMENTS – (continued)
Agreement with BNP Paribas Securities Corp. and Bank of New York Mellon (Tri-Party), dated 12/30/2016 (collateralized by U.S. Treasury Bonds, 2.750% – 8.875% due 08/15/2017 – 08/15/2042, a U.S. Treasury Inflation Index Note, 2.125% due 01/15/2019, and U.S. Treasury Strips, 0.000% due 02/15/2018 – 08/15/2025, valued at $75,480,037); expected proceeds $74,004,111	0.500%	01/03/2017	01/03/2017	$74,000,000	$74,000,000
Agreement with BNP Paribas Securities Corp. and Bank of New York Mellon (Tri-Party), dated 12/30/2016 (collateralized by U.S. Treasury Bond, 2.500% due 05/15/2046, U.S. Treasury Inflation Index Bonds, 0.625% – 0.750% due 02/15/2042 – 02/15/2043, U.S. Treasury Notes 0.625% – 2.500% due 05/15/2024 – 05/15/2026, and U.S. Treasury Strips, 0.000% due 08/15/2017 – 05/15/2026, valued at $286,620,026); expected proceeds $281,015,611	0.500%	01/03/2017	01/03/2017	281,000,000	281,000,000
Agreement with Citigroup Global Markets, Inc. and Bank of New York Mellon (Tri-Party), dated 12/30/2016 (collateralized by a U.S. Treasury Note, 0.685% due 10/31/2018, valued at $255,000,054); expected proceeds $250,025,278	0.520%	01/06/2017	01/06/2017	250,000,000	250,000,000
Agreement with Citigroup Global Markets, Inc. and Bank of New York Mellon (Tri-Party), dated 12/30/2016 (collateralized by U.S. Treasury Notes, 0.875% – 1.625% due 11/30/2017 – 10/31/2021, valued at $313,140,045); expected proceeds $307,018,079	0.530%	01/03/2017	01/03/2017	307,000,000	307,000,000
Agreement with Credit Agricole Corporate and Investment Bank and Bank of New York Mellon (Tri-Party), dated 12/30/2016 (collateralized by a U.S. Treasury Bond, 2.875% due 11/15/2046, valued at $114,240,020); expected proceeds $112,006,347	0.510%	01/03/2017	01/03/2017	112,000,000	112,000,000
Agreement with Credit Agricole Corporate and Investment Bank and Bank of New York Mellon (Tri-Party), dated 12/30/2016 (collateralized by U.S. Treasury Notes, 1.375% – 2.250% due 12/31/2018 – 11/15/2024, valued at $54,060,080); expected proceeds $53,003,062	0.520%	01/03/2017	01/03/2017	53,000,000	53,000,000

See accompanying notes to financial statements.

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Schedule of Investments — (continued)

December 31, 2016

Name of Issuer and Title of Issue	Interest Rate	Next Rate Reset Date	Maturity Date	Principal Amount	Value

TREASURY REPURCHASE AGREEMENTS – (continued)
Agreement with Federal Reserve Bank of New York and Bank of New York Mellon (Tri-Party), dated 12/30/2016 (collateralized by a U.S. Treasury Bond, 3.125% due 02/15/2042, and U.S. Treasury Notes, 1.500% – 3.625% due 02/15/2020 – 03/31/2023, valued at $12,215,678,712); expected proceeds $12,215,678,611	0.500%	01/03/2017	01/03/2017	$12,215,000,000	$12,215,000,000
Agreement with Goldman Sachs & Co. and Bank of New York Mellon (Tri-Party), dated 12/30/2016 (collateralized by a U.S. Treasury Strip, 0.000% due 11/15/2023, valued at $11,220,000); expected proceeds $11,000,623	0.510%	01/03/2017	01/03/2017	11,000,000	11,000,000
Agreement with Mitsubishi UFJ Securities, Inc. and Bank of New York Mellon (Tri-Party), dated 12/30/2016 (collateralized by U.S. Treasury Bills, 0.000% due 03/02/2017 – 10/12/2017, U.S. Treasury Bonds, 2.250% – 6.250% due 05/15/2030 – 11/15/2046, a U.S. Treasury Inflation Index Bond, 1.375% due 02/15/2044, U.S. Treasury Inflation Index Notes, 0.125% – 1.375% due 04/15/2018 – 07/15/2025, and U.S. Treasury Notes, 0.625% – 2.000% due 07/31/2017 – 03/31/2023, valued at $306,017,096); expected proceeds $300,016,667	0.500%	01/03/2017	01/03/2017	300,000,000	300,000,000
Agreement with President and Fellows of Harvard College, dated 12/27/2016 (collateralized by a U.S. Treasury Inflation Index Note, 0.000% due 04/15/2017, and U.S. Treasury Notes 0.000% due 09/30/2020 – 01/31/2023, valued at $428,686,843); expected proceeds $427,143,167	0.580%	01/03/2017	01/03/2017	427,095,000	427,095,000
Agreement with President and Fellows of Harvard College, dated 12/28/2016 (collateralized by U.S. Treasury Notes, 0.000% due 01/31/2021 – 05/15/2025, valued at $638,700,222); expected proceeds $634,076,432	0.620%	01/04/2017	01/04/2017	634,000,000	634,000,000
Agreement with Lloyds Bank PLC, dated 11/07/2016 (collateralized by a U.S. Treasury Inflation Index Bond, 2.500% due 01/15/2029, and U.S. Treasury Notes, 2.125% – 6.000% due 08/15/2021 – 02/15/2026, valued at $510,889,649); expected proceeds $501,137,222(c)	0.890%	01/02/2017	02/07/2017	500,000,000	500,000,000

See accompanying notes to financial statements.

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Schedule of Investments — (continued)

December 31, 2016

Name of Issuer and Title of Issue	Interest Rate	Next Rate Reset Date	Maturity Date	Principal Amount	Value

TREASURY REPURCHASE AGREEMENTS – (continued)
Agreement with Lloyds Bank PLC, dated 12/19/2016 (collateralized by a U.S. Treasury Inflation Index Note, 0.125% due 07/15/2024, and U.S. Treasury Notes, 3.500% – 8.000% due 05/15/2020 – 02/15/2026, valued at $511,667,685); expected proceeds $500,712,500(c)	0.900%	01/02/2017	02/14/2017	$500,000,000	$500,000,000
Agreement with Lloyds Bank PLC, dated 12/29/2016 (collateralized by a U.S. Treasury Inflation Index Note, 0.375% due 07/15/2025, and a U.S. Treasury Note, 7.500% due 11/15/2024, valued at $510,281,913); expected proceeds $500,052,500	0.540%	01/05/2017	01/05/2017	500,000,000	500,000,000
Agreement with Lloyds Bank PLC, dated 12/30/2016 (collateralized by U.S. Treasury Notes, 1.000% – 7.500% due 11/15/2019 – 11/15/2024, valued at $510,223,196); expected proceeds $500,050,556	0.520%	01/06/2017	01/06/2017	500,000,000	500,000,000
Agreement with MUFG Securities, dated 12/30/2016 (collateralized by a U.S. Treasury Bill, 0.000% due 03/02/2017, U.S. Treasury Bonds, 2.500% – 3.000% due 05/15/2045 – 05/15/2046, and U.S. Treasury Notes, 1.125% – 2.625% due 02/29/2020 – 08/15/2026, valued at $513,178,637); expected proceeds $500,531,250(c)	0.750%	01/25/2017	01/25/2017	500,000,000	500,000,000
Agreement with MUFG Securities, dated 12/30/2016 (collateralized by a U.S. Treasury Note, 2.215% due 05/15/2025, valued at $257,273,720); expected proceeds $250,192,708(c)	0.750%	01/18/2017	01/18/2017	250,000,000	250,000,000

TOTAL TREASURY REPURCHASE AGREEMENTS					19,809,095,000

TOTAL INVESTMENTS – 95.2%(d)(e)					48,477,943,791
Other Assets in Excess of Liabilities – 4.8%					2,447,283,634

NET ASSETS – 100.0%					$50,925,227,425

(a)	Variable Rate Security – Interest rate shown is rate in effect at December 31, 2016.

(b)	Rate represents annualized yield at date of purchase.

(c)	Illiquid security. These securities represent $1,750,000,000 or 3.4% of net assets as of December 31, 2016.

(d)	Also represents the cost for federal tax purposes.

(e)	Unless otherwise indicated, the values of the securities of the Portfolio are determined based on Level 2 inputs. (Note 2)

See accompanying notes to financial statements.

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Statement of Assets and Liabilities

December 31, 2016

Assets
Investments in securities, at value and cost (Note 2)	$26,407,853,791
Repurchase agreements, at amortized cost	22,070,090,000

Total Investments	48,477,943,791
Cash	2,429,997,051
Interest receivable (Note 2)	20,168,188
Prepaid expenses and other assets	2,223

Total assets	50,928,111,253

Liabilities
Advisory fee payable (Note 3)	2,140,957
Administration, custody and transfer agent fees payable (Note 3)	445,454
Trustees’ fees and expenses payable (Note 5)	56,216
Professional fees payable	65,609
Printing fees payable	40,913
Accrued expenses and other liabilities	134,679

Total liabilities	2,883,828

Net Assets	$50,925,227,425

See accompanying notes to financial statements.

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Statement of Operations

For the Year Ended December 31, 2016

Investment Income
Interest income	$102,624,033

Expenses
Advisory fee (Note 4)	13,277,045
Administration, custody and transfer agent fees (Note 4)	3,305,277
Trustees’ fees and expenses (Note 5)	356,147
Professional fees	176,275
Printing fees	48,579
Insurance expense	21,410
Miscellaneous expenses	179,732

Total expenses	17,364,465

Net Investment Income (Loss)	85,259,568

Realized Gain (Loss)
Net realized gain (loss) on:
Investments	79,284

Net realized gain (loss)	79,284

Net Increase (Decrease) in Net Assets from Operations	$85,338,852

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

	Year Ended 12/31/16	Year Ended 12/31/15
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$85,259,568	$4,536,527
Net realized gain (loss)	79,284	106,964

Net increase (decrease) in net assets resulting from operations	85,338,852	4,643,491

Capital Transactions:
Contributions	97,658,772,208	30,186,959,859
Proceeds in connection with Reorganization (Note 8)	2,551,626,959	–
Withdrawals	(65,394,001,185)	(27,375,980,364)

Net increase (decrease) in net assets from capital transactions	34,816,397,982	2,810,979,495

Net increase (decrease) in net assets during the period	34,901,736,834	2,815,622,986

Net assets at beginning of period	16,023,490,591	13,207,867,605

Net Assets at End of Period	$50,925,227,425	$16,023,490,591

See accompanying notes to financial statements.

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Financial Highlights

Selected data for a share outstanding throughout each period

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12
Total return(a)	0.31%	0.03%	0.01%	0.03%	0.08%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$50,925,227	$16,023,491	$13,207,868	$8,712,920	$8,621,186
Ratios to average net assets:
Total expenses	0.07%	0.07%	0.07%	0.07%	0.07%
Net investment income (loss)	0.32%	0.03%	0.01%	0.03%	0.08%

(a)	Results represent past performance and are not indicative of future results.

See accompanying notes to financial statements.

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Notes to Financial Statements

December 31, 2016

1.	Organization

State Street Master Funds (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (“1940 Act”), is an open-end management investment company.

As of December 31, 2016, the Trust consists of six (6) series each of which represents a separate series of beneficial interest in the Trust. State Street U.S. Government Money Market Portfolio (the “Portfolio”) is authorized to issue an unlimited number of shares of beneficial interest with no par value. The financial statements herein relate only to the Portfolio.

The Portfolio operates as a “government money market fund” within the meaning of Rule 2a-7 under the 1940 Act, to comply with the amendments to Rule 2a-7 that became effective October 14, 2016. The Portfolio is not currently subject to liquidity fees or temporary suspensions of redemptions due to declines in the Portfolio’s weekly liquid assets.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Security Valuation

The investments of the Portfolio are valued pursuant to the policy and procedures developed by the Oversight Committee (the “Committee”) and approved by the Board of Trustees of the Trust (the “Board”). The Committee provides oversight of the valuation of investments for the Portfolio. The Board has responsibility for determining the fair value of investments.

The Portfolio’s securities are recorded on the basis of amortized cost which approximates fair value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.

Because of the inherent uncertainties of valuation and under certain market conditions, the values reflected in the financial statements may differ from the value received upon actual sale of those investments and it is possible that the differences could be material.

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Notes to Financial Statements — (continued)

December 31, 2016

Various inputs are used in determining the value of the Portfolio’s investments. The Portfolio values its assets and liabilities at fair value using a fair value hierarchy consisting of three broad levels that prioritize the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with investing in it.

The three levels of the fair value hierarchy are as follows:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 – Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. Transfers between different levels of the fair value hierarchy are recognized at the end of the reporting period. The Portfolio had no transfers between levels for the period ended December 31, 2016.

Investment Transactions and Income Recognition

Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses from the sale or disposition of investments are determined using the identified cost method. Interest income is recorded daily on an accrual basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

All of the net investment income and realized gains and losses from the security transactions of the Portfolio are allocated pro rata among the partners in the Portfolio on a daily basis based on each partner’s daily ownership percentage.

Expenses

Certain expenses, which are directly identifiable to a specific series of the Trust, are applied to that series within the Trust. Other expenses which cannot be attributed to a specific series of the Trust are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the series within the Trust.

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Notes to Financial Statements — (continued)

December 31, 2016

3.	Securities and Other Investments

Repurchase Agreements

The Portfolio may enter into repurchase agreements under the terms of a Master Repurchase Agreement. A repurchase agreement customarily obligates the seller at the time it sells securities to the Portfolio to repurchase the securities at a mutually agreed upon price and time. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Portfolio including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest.

The Portfolio monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the Portfolio’s principal amount of the repurchase agreement (including accrued interest). The underlying securities are ordinarily United States Government or Government Agency securities, but may consist of other securities. The use of repurchase agreements involves certain risks including counterparty risks. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which the value of the collateral may decline.

As of December 31, 2016, the Portfolio had invested in repurchase agreements with the gross values of $22,070,090,000 and associated collateral equal to $22,261,542,786.

4.	Fees and Transactions with Affiliates

Advisory Fee

The Trust has entered into an investment advisory agreement with SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”), a subsidiary of State Street Corporation and an affiliate of State Street Bank and Trust Company (“State Street”), under which the Adviser directs the investments of the Portfolio in accordance with its investment objectives, policies, and limitations. In compensation for the Adviser’s services as investment adviser, the Portfolio pays the Adviser a management fee at an annual rate of 0.05% of its average daily net assets.

Administrator, Sub-Administrator, Custodian and Transfer Agent Fees

SSGA FM serves as administrator and State Street serves as custodian, sub-administrator and transfer agent. SSGA FM and State Street receive an annual fee for their services as administrator, custodian, sub-administrator and transfer agent, respectively. The annual fee is accrued daily and payable monthly at the following fee rate:

Asset Levels	Annual Percentage of Average Aggregate Monthly Net Assets
First $400 million	0.03%
Next $15 billion	0.02%
Thereafter	0.01%
Minimum annual fee per Portfolio	$150,000

The minimum fee will be calculated by multiplying the minimum per portfolio fee by the number of portfolios within the Trust to arrive at the total minimum fee. The greater of the asset based fee or the

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Notes to Financial Statements — (continued)

December 31, 2016

minimum fee will be charged to the portfolios. SSGA FM and State Street each receive a portion of the fee.

Other Transactions with Affiliates

In December 2015, State Street, the Portfolio’s custodian, announced a review of the manner in which it invoiced certain expenses to certain of its Investment Servicing clients, primarily in the United States, during an 18-year period going back to 1998 and its determination that it had incorrectly invoiced clients for certain expenses. State Street informed its clients that it will pay to them the expenses it concluded were incorrectly invoiced to them, plus interest.

The amounts in the table below represent the refunded expenses and interest credited to the Portfolio for the periods in question.

Refunded Custody Expense*	Interest*	Total	% of Net Assets at 12/31/16
$2,142	$11	$2,153	0.00	%**

*	Refunded Custody Expense and Interest appear on the Statement of Operations in Administration, custody and transfer agent fees and Interest income, respectively.

**	Amount is less than 0.005% of net assets.

5.	Trustees’ Fees

The fees and expenses of the Trust’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), are paid directly by the Portfolio. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance and industry seminars.

6.	Income Tax Information

The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains because it is treated as a partnership for federal income tax purposes. All interest, gains and losses of the Portfolio is deemed to have been “passed through” to the Portfolio’s partners in proportion to their holdings in the Portfolio, regardless of whether such items have been distributed by the Portfolio. Each partner is responsible for its tax liability based on its distributive share; therefore, no provision has been made for federal income taxes.

The Portfolio files federal and various state and local tax returns as required. No income tax returns are currently under examination. Generally, the federal returns are subject to examination by the Internal Revenue Service for a period of three years from date of filing, while the state returns may remain open for an additional year depending upon jurisdiction. SSGA FM has analyzed the Portfolio’s tax positions taken on tax returns for all open years and does not believe there are any uncertain tax positions that would require recognition of a tax liability.

At December 31, 2016, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes.

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Notes to Financial Statements — (continued)

December 31, 2016

7.	Risks

Concentration Risk

As a result of the Portfolio’s ability to invest a large percentage of its assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Portfolio’s investments more than if the Portfolio were more broadly diversified.

Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio trades securities and enters into financial transactions where risk of potential loss exists due to changes in global economic conditions and fluctuations of the market (market risk). Additionally, the Portfolio may also be exposed to counterparty risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolio has unsettled or open transactions defaults. The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations (credit risk).

Financial assets, which potentially expose the Portfolio to market, credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Portfolio’s exposure to market, credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Portfolio’s Statement of Assets and Liabilities, less any collateral held by the Portfolio.

8.	Proceeds in Connection with Reorganization

On August 29, 2016, State Street Institutional U.S. Government Money Market Fund (“Acquiring Fund”) acquired substantially all of the assets and assumed all of the liabilities of SSGA U.S. Government Money Market Fund (“Acquired Fund”) in exchange for Administration Class shares of the Acquiring Fund pursuant to an Agreement and Plan of Reorganization approved by the Board. Immediately following, the Fund transferred to the Portfolio all of the net assets received from the Acquired Fund in exchange for an interest in the Portfolio, which is disclosed in the Statements of Changes in Net Assets.

9.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Portfolio through the date on which the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statement.

19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Owners of Beneficial Interest of

State Street Master Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of State Street U.S. Government Money Market Portfolio (one of the portfolios constituting State Street Master Funds) (the “Portfolio”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Street U.S. Government Money Market Portfolio (one of the portfolios constituting State Street Master Funds) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2017

20

State Street Master Funds

State Street U.S. Government Money Market Portfolio

Other Information

December 31, 2016 (Unaudited)

EXPENSE EXAMPLE

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), if applicable, on purchase payments, reinvested dividends, or other distributions and (2) ongoing costs, including advisory fees and to the extent applicable, distribution (12b-1) and/or service fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from July 1, 2016 to December 31, 2016.

The table below illustrates your Portfolio’s cost in two ways:

•

Based on actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Portfolio under the heading “Expenses Paid During Period”.

•

Based on hypothetical 5% return – This section is intended to help you compare your Portfolio’s costs with those of other mutual funds. It assumes that the Portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Portfolio’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess your Portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales load charges (loads). Therefore, the hypothetical 5% return section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		Actual		Hypothetical (assuming a 5% return before expenses)
	Annualized Expense Ratio	Ending Account Value	Expenses Paid During Period(a)	Ending Account Value	Expenses Paid During Period(a)
State Street U.S. Government Money Market Portfolio	0.07%	$1,001.70	$0.35	$1,024.80	$0.36

(a)	Expenses are equal to the Portfolio’s annualized net expense ratio multiplied by the average account value of the period, multiplied by 184, then divided by 366.

21

State Street Master Funds

State Street U.S. Government Money Market Portfolio

Other Information — (continued)

December 31, 2016 (Unaudited)

Proxy Voting Policies and Procedures and Record

The Portfolio has adopted the proxy voting policies of the Adviser. A description of the policies and procedures that the Portfolio have adopted to determine how to vote proxies relating to portfolio securities are contained in the Portfolio’s Statement of Additional Information, which is available (i) without charge, upon request, by calling the Portfolio at 1-877-521-4083, (ii) on the SEC’s website at www.sec.gov, or (iii) at the SEC’s public reference room. Information on the operation of the public reference room may be obtained by calling 1-800-SEC-0330. Information regarding how the Portfolio voted proxies, if any, during the most recent 12-month period ended June 30 is available by August 31 of each year without charge (1) by calling 1-877-521-4083 (toll free), or (2) on the website of the SEC at www.sec.gov.

Quarterly Portfolio Schedule

The Portfolio will file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. For the second and fourth quarters, the complete schedules of investments are available in the Portfolio’s semi-annual and annual financial statements. The Portfolio’s Form N-Q is available (i) without charge, upon request, by calling the Portfolio at 1-877-521-4083, (ii) on the SEC’s website at www.sec.gov, or (iii) at the SEC’s public reference room. Information on the operation of the public reference room may be obtained by calling 1-800-SEC-0330.

Monthly Portfolio Schedule

The Portfolio files its monthly portfolio holdings with the SEC on Form N-MFP. The Portfolio’s Form N-MFP is available (i) on the SEC’s website at www.sec.gov, or (ii) at the SEC’s public reference room.

22

State Street Master Funds

State Street U.S. Government Money Market Portfolio

Other Information — (continued)

December 31, 2016 (Unaudited)

Trustees and Officers Information

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
Independent Trustees
Michael F. Holland c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1944	Trustee and Co-Chairman of the Board	Term: Indefinite Elected: 7/99	Chairman, Holland & Company L.L.C. (investment adviser) (1995 – present).	72	Director, the Holland Series Fund, Inc.; Director, The China Fund, Inc.; Director, The Taiwan Fund, Inc.; Director, Reaves Utility Income Fund, Inc.; and Director, Blackstone/GSO Loans (and Real Estate) Funds.
Patrick J. Riley c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1948	Trustee and Co-Chairman of the Board	Term: Indefinite Elected:1/14	2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); 1998 to Present, Independent Director, State Street Global Advisers Ireland, Ltd. (investment company); 1998 to Present, Independent Director, SSGA Liquidity plc (formerly, SSGA Cash Management Fund plc); January 2009 to Present, Independent Director, SSGA Fixed Income plc; and January 2009 to Present, Independent Director, SSGA Qualified Funds PLC.	78	Board Director and Chairman, SPDR Europe 1PLC Board (2011 – Present); Board Director and Chairman, SPDR Europe II, PLC (2013 – Present).
William L. Boyan(1) c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1937	Trustee and Co-Chairman of the Valuation Committee	Term: Indefinite Elected: 7/99	President and Chief Operations Officer, John Hancock Financial Services (1959 – 1999). Mr. Boyan retired in 1999.	78	Chairman Emeritus, Children’s Hospital, Boston, MA (1984 – 2011); Former Trustee of Old Mutual South Africa Master Trust (investments) (1995 – 2008); Former Chairman, Boston Plan For Excellence, Boston Public Schools (1995 – 2010); Member of Advisory Board of Florida Atlantic University Lifelong Learning Society.

23

State Street Master Funds

State Street U.S. Government Money Market Portfolio

Other Information — (continued)

December 31, 2016 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
Independent Trustees (continued)
William L. Marshall c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1942	Trustee and Co-Chairman of the Audit Committee	Term: Indefinite Elected: 1/14	July 2016 to Present, Chief Executive Officer and Chief Compliance Officer, The Marshall Financial Group, Inc.; 2015 to present, Board member, The Doylestown Health Foundation Board; April 2011 to June 2016, Chairman (until April 2011, Chief Executive Officer and President), Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Financial Planners Association.	78
Richard D. Shirk c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1945	Trustee and Co-Chairman of the Qualified Legal and Compliance Committee	Term: Indefinite Elected: 1/14	March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired); 1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare); 1998 to December 2008, Chairman, Board Member and December 2008 to Present, Investment Committee Member, Healthcare Georgia Foundation (private foundation); September 2002 to 2012, Lead Director and Board Member, Amerigroup Corp. (managed health care); 1999 to 2013, Board Member and (since 2001) Investment Committee Member, Woodruff Arts Center; and 2003 to 2009, Trustee, Gettysburg College; Board member, AeroCare Holdings (privately held healthcare services company) (February 2003 – Present); Board member, Regenesis Biomedical (health care services) (April 2012 – present), Chairman, (January 2014 – present).	78

24

State Street Master Funds

State Street U.S. Government Money Market Portfolio

Other Information — (continued)

December 31, 2016 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
Independent Trustees (continued)
Rina K. Spence c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1948	Trustee and Co-Chairman of the Qualified Legal and Compliance Committee and Co-Chairman of the Governance Committee	Term: Indefinite Elected: 7/99	President of SpenceCare International LLC (international healthcare consulting) (1999 – present); Chief Executive Officer, IEmily.com (health internet company) (2000 – 2001); Chief Executive Officer of Consensus Pharmaceutical, Inc. (1998 – 1999); Founder, President and Chief Executive Officer of Spence Center for Women’s Health (1994 – 1998); President and CEO, Emerson Hospital (1984 – 1994); Honorary Consul for Monaco in Boston (2015 – present).	78	Trustee, Eastern Enterprise (utilities) (1988 – 2000); Director, Berkshire Life Insurance Company of America (1993 – 2009).
Bruce D. Taber c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1943	Trustee and Co-Chairman of the Valuation Committee and Co-Chairman of the Governance Committee	Term: Indefinite Elected: 1/14	1999 to Present, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); Until December 2008, Independent Director, SSGA Cash Management Fund plc; Until December 2008, Independent Director, State Street Global Advisers Ireland, Ltd. (investment companies); and Until August 1994, President, Alonzo B. Reed, Inc., (a Boston architect-engineering firm).	72
Douglas T. Williams c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1940	Trustee and Co-Chairman of the Audit Committee	Term: Indefinite Elected: 7/99	Retired Executive Vice President and member of Executive Committee, Chase Manhattan Bank (1987 – 1999); President, Boston Stock Exchange Depository Trust Company, 1981 – 1982; Treasurer, Nantucket Educational Trust, (2002 – 2007).	78
Michael A. Jessee c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1946	Trustee	Term: Indefinite Appointed: 7/16	Retired; formerly, President and Chief Executive Officer of the Federal Home Loan Bank of Boston (1989 – 2009); Trustee, Randolph-Macon College (2004 – 2016).	78

25

State Street Master Funds

State Street U.S. Government Money Market Portfolio

Other Information — (continued)

December 31, 2016 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
Interested Trustee(2)
James E. Ross SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1965	Trustee	Term: Indefinite Appointed: 2/07	Executive Vice President; State Street Global Advisors (2006 – present); Chairman and Director, SSGA Funds Management, Inc. (2012 – present); Principal, State Street Global Advisors (2006 – present); President, SSGA Funds Management, Inc. (2005 – 2012).	265	SSGA SPDR ETFs Europe I plc (Director) (November 2016 – present); SSGA SPDR ETFs Europe II plc (Director) (November 2016 – present).

(1)	Mr. Boyan retired as a Trustee of the Trust effective February 16, 2017.

(2)	Mr. Ross is an Interested Trustee because of his employment by SSGA Funds Management, Inc., an affiliate of the Trust.

†	For the purpose of determining the number of portfolios overseen by the Trustees, “Fund Complex” comprises registered investment companies for which SSGA Funds Management, Inc. serves as investment adviser.

The following lists the principal officers for the Trust, as well as their mailing addresses and ages, positions with the Trust and length of time served, and present and principal occupations:

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Officers:
Ellen M. Needham SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1967	President	Term: Indefinite Elected: 10/12	President and Director, SSGA Funds Management, Inc. (2001 – present)*; Senior Managing Director, State Street Global Advisors (1992 – present).*
Bruce S. Rosenberg SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1961	Treasurer	Term: Indefinite Elected: 2/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 – present); Director, Credit Suisse (April 2008 – July 2015).
Ann M. Carpenter SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1966	Vice President and Deputy Treasurer	Term: Indefinite Elected: 10/12 Term: Indefinite Elected: 2/16	Chief Operating Officer, SSGA Funds Management, Inc. (2005 – present)*; Managing Director, State Street Global Advisors (2005 – present).*
Chad C. Hallett SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1969	Deputy Treasurer	Term: Indefinite Elected: 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 – present); Vice President, State Street Bank and Trust Company (2001 – November 2014).*

26

State Street Master Funds

State Street U.S. Government Money Market Portfolio

Other Information — (continued)

December 31, 2016 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Officers: (continued)
Darlene Anderson-Vasquez SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1968	Deputy Treasurer	Term: Indefinite Elected: 11/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016 – present); Senior Vice President, John Hancock Investments (September 2007 – May 2016).
Sujata Upreti SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1974	Assistant Treasurer	Term: Indefinite Elected: 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (May 2015 – present); Assistant Director, Cambridge Associates, LLC (July 2014 – January 2015); Vice President, Bank of New York Mellon (July 2012 – August 2013); Manager, PricewaterhouseCoopers, LLP (September 2009 – July 2012).
Daniel Foley SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1972	Assistant Treasurer	Term: Indefinite Elected: 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (April 2007 – present).*
Brian Harris SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1973	Chief Compliance Officer and Code of Ethics Compliance Officer	Term: Indefinite Elected: 11/13 Term: Indefinite Elected: 9/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (2013 – present)*; Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (September 2010 to May 2013); Director of Compliance, AARP Financial Inc. (July 2008 to August 2010).
Joshua A. Weinberg SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1978	Chief Legal Officer	Term: Indefinite Elected: 2/15	Vice President and Managing Counsel, State Street Global Advisors (2011 – present); Clerk, SSGA Funds Management, Inc. (2013 – present); Associate, Financial Services Group, Dechert LLP (2005 – 2011).
Jesse D. Hallee State Street Bank and Trust Company 100 Summer Street, 7th Floor Boston, MA 02111 YOB: 1976	Secretary	Term: Indefinite Elected: 9/16	Vice President and Managing Counsel, State Street Bank and Trust Company (2013 – present); Vice President and Counsel, Brown Brothers Harriman & Co. (2007-2013).
Khimmara Greer State Street Bank and Trust Company 100 Summer Street, 7th Floor Boston, MA 02111 YOB: 1983	Assistant Secretary	Term: Indefinite Elected: 5/16	Vice President and Counsel, State Street Bank and Trust Company (2015 – present); Regulatory Advisor, JPMorgan (2014 – 2015); Claims Case Manager, Liberty Mutual Insurance (2012 – 2014); Contract Attorney, Various Law Firms (2011 – 2012).

*	Served in various capacities and/or with various affiliated entities during noted time period.

Statement of Additional Information (SAI) includes additional information about the Portfolio’s directors and is available, without charge, upon request and by calling 1-877-521-4083.

27

Trustees

Michael F. Holland

Michael A. Jessee

William L. Marshall

Patrick J. Riley

James E. Ross

Richard D. Shirk

Rina K. Spence

Bruce D. Taber

Douglas T. Williams

Investment Adviser and Administrator

SSGA Funds Management, Inc.

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Custodian, Sub-Administrator and Transfer Agent

State Street Bank and Trust Company

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

Legal Counsel

Ropes & Gray LLP

800 Boylston Street

Boston, MA 02199

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of shares of beneficial interest.

State Street Master Funds State Street Bank and Trust Company P.O. Box 5049 Boston, MA 02206	STTUSGOVAR1

The information contained in this report is intended for the general information of shareholders of the Portfolio and shareholders of any fund invested in the Portfolio. Interests in the Portfolio are offered solely to eligible investors in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the 1933 Act. This report is not authorized for distribution (i) to prospective investors in any fund invested in the Portfolio unless preceded or accompanied by a current offering document for such fund or (ii) to prospective eligible investors in the Portfolio unless preceded or accompanied by a current offering document of the Portfolio. Eligible investors in the Portfolio may obtain a current Portfolio offering document by calling 1-877-521-4083. Please read the offering document carefully before investing in the Portfolio.

Annual Report

31 December 2016

State Street Institutional Investment Trust

State Street Institutional Liquid Reserves Fund

The information contained in this report is intended for the general information of shareholders of the Fund. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Fund prospectus which contains important information concerning the Fund and the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-877-521-4083 or visiting www.ssga.com/cash. Please read the prospectus carefully before investing in the Fund.

State Street Institutional Investment Trust

State Street Institutional Liquid Reserves Fund

Annual Report

December 31, 2016

The information contained in this report is intended for the general information of shareholders of the Fund. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Fund prospectus which contains important information concerning the Fund and the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-877-521-4083 or visiting www.ssga.com/cash. Please read the prospectus carefully before investing in the Fund.

State Street Institutional Investment Trust

State Street Institutional Liquid Reserves Fund

Statement of Assets and Liabilities

December 31, 2016

Assets
Investment in corresponding Portfolio, at value (Note 2)	$8,272,650,769
Receivable for fund shares sold	100
Prepaid expenses and other assets	157,965

Total assets	8,272,808,834

Liabilities
Administration fees payable (Note 3)	388,296
Shareholder servicing fee payable (Note 3)	235,357
Distribution fees payable (Note 3)	43,355
Trustees’ fees and expenses payable (Note 4)	18,794
Transfer agent fees payable (Note 3)	251,812
Distribution payable	702,643
Registration and filing fees payable	43,511
Professional fees payable	21,843
Printing fees payable	69,527
Accrued expenses and other liabilities	418,160

Total liabilities	2,193,298

Net Assets	$8,270,615,536

Net Assets Consist of:
Paid-in Capital	$8,269,402,611
Undistributed net investment income	99,748
Accumulated net realized gain (loss) on investments	312,526
Net unrealized appreciation (depreciation) on:
Investments	800,651

Net Assets	$8,270,615,536

Premier Class
Net Assets	$6,255,384,482
Shares outstanding	6,255,060,105

Net asset value, offering and redemption price per share	$1.0001

Investment Class
Net Assets	$5,582,032
Shares outstanding	5,582,091

Net asset value, offering and redemption price per share	$1.0000

Administration Class
Net Assets	$798,447,026
Shares outstanding	798,414,247

Net asset value, offering and redemption price per share	$1.0000

Trust Class
Net Assets	$1,211,201,996
Shares outstanding	1,211,153,195

Net asset value, offering and redemption price per share	$1.0000

Cost of Investments:
Investments in corresponding Portfolio	$8,271,850,118

See accompanying notes to financial statements and financial statements of the corresponding portfolio.

1

State Street Institutional Investment Trust

State Street Institutional Liquid Reserves Fund

Statement of Operations

For the Year Ended December 31, 2016

Income and Expenses allocated from Portfolio
Interest income allocated from Portfolio (Note 2)	$198,749,149
Expenses allocated from Portfolio (Note 2)	(23,810,267)

Total investment income (loss) allocated from portfolio	174,938,882

Expenses
Administration fees (Note 3)
Premier Class	16,619,198
Investment Class	103,411
Class M	356,274
Administration Class	235,960
Trust Class	456,326
Shareholder servicing fees
Investment Class	517,055
Administration Class	943,841
Trust Class	529,338
Distribution fees (Note 3)
Investment Class	206,822
Administration Class	235,960
Custodian fees (Note 3)	16,240
Trustees’ fees and expenses (Note 4)	48,686
Transfer agent fees (Note 3)	660,821
Registration and filing fees	202,203
Professional fees	41,620
Printing fees	198,107
Insurance expense	205,034
Miscellaneous expenses	206,240

Total expenses	21,783,136

Distribution fees waived
Investment Class (Note 3)	(16,230)

Net expenses	21,766,906

Net Investment Income (Loss)	153,171,976

Realized Gain (Loss)
Net realized gain (loss) on:
Investments allocated from Portfolio	312,526
Net change in unrealized appreciation/depreciation on:
Investments allocated from Portfolio	800,651

Net realized and unrealized gain (loss)	1,113,177

Net Increase (Decrease) in Net Assets from Operations	$154,285,153

See accompanying notes to financial statements and financial statements of the corresponding portfolio.

2

State Street Institutional Investment Trust

State Street Institutional Liquid Reserves Fund

Statement of Changes in Net Assets

	Year Ended 12/31/16	Year Ended 12/31/15
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$153,171,976	$48,666,693
Net realized gain (loss)	312,526	158,273
Net change in unrealized appreciation/depreciation	800,651	–

Net increase (decrease) in net assets resulting from operations	154,285,153	48,824,966

Distributions to Shareholders from:
Net investment income
Premier Class	(143,145,124)	(46,325,536)
Investment Class	(158,048)	–
Class M(a)	(5,299,279)	(2,599,150)
Administration Class(b)	(1,022,962)	–
Trust Class(b)	(3,546,563)	–

Total distributions from net investment income	(153,171,976)	(48,924,686)

Net Increase (Decrease) from Beneficial Interest Transactions:
Premier Class
Shares sold	251,473,026,109	343,115,810,381
Reinvestment of distributions	120,231,866	38,372,463
Shares redeemed	(290,546,116,225)	(335,879,414,180)

Net increase (decrease) from capital share transactions	(38,952,858,250)	7,274,768,664

Investment Class
Shares sold	516,566,534	1,644,487,418
Reinvestment of distributions	36,115	–
Shares redeemed	(996,313,730)	(1,886,106,932)

Net increase (decrease) from capital share transactions	(479,711,081)	(241,619,514)

Class M(a)
Shares sold	8,968,030,576	13,547,257,128
Reinvestment of distributions	5,299,141	2,600,751
Shares redeemed	(10,428,845,893)	(13,720,665,910)

Net increase (decrease) from capital share transactions	(1,455,516,176)	(170,808,031)

Administration Class(b)
Shares sold	4,071,788,298	–
Proceeds from shares issued in connection with the tax-free transfer of assets from SSGA Money Market Fund (Note 7)	2,354,704,640	–
Reinvestment of distributions	485,658	–
Shares redeemed	(5,628,620,190)	–

Net increase (decrease) from capital share transactions	798,358,406	–

See accompanying notes to financial statements and financial statements of the corresponding portfolio.

3

State Street Institutional Investment Trust

State Street Institutional Liquid Reserves Fund

Statement of Changes in Net Assets — (continued)

	Year Ended 12/31/16	Year Ended 12/31/15
Trust Class(b)
Shares sold	2,600,335,538	–
Proceeds from shares issued in connection with the tax-free transfer of assets from SSGA Prime Money Market Fund (Note 7)	6,066,320,728	–
Reinvestment of distributions	3,491,765	–
Shares redeemed	(7,459,166,451)	–

Net increase (decrease) from capital share transactions	1,210,981,580	–

Net increase (decrease) in net assets from beneficial interest transactions	(38,878,745,521)	6,862,341,119

Net increase (decrease) in net assets during the period	(38,877,632,344)	6,862,241,399

Net assets at beginning of period	47,148,247,880	40,286,006,481

Net Assets at End of Period	$8,270,615,536	$47,148,247,880

Undistributed net investment income	$99,748	$–

Shares of Beneficial Interest:
Premier Class
Shares sold	251,471,826,468	343,115,810,381
Reinvestment of distributions	120,231,263	38,372,463
Shares redeemed	(290,544,374,626)	(335,879,414,180)

Net increase (decrease) from share transactions	(38,952,316,895)	7,274,768,664

Investment Class
Shares sold	516,587,780	1,644,487,418
Reinvestment of distributions	36,115	–
Shares redeemed	(996,313,195)	(1,886,106,932)

Net increase (decrease) from share transactions	(479,689,300)	(241,619,514)

Class M(a)
Shares sold	8,968,049,339	13,547,257,128
Reinvestment of distributions	5,299,142	2,600,751
Shares redeemed	(10,428,845,893)	(13,720,665,910)

Net increase (decrease) from share transactions	(1,455,497,412)	(170,808,031)

Administration Class(b)
Shares sold	4,071,956,198	–
Shares issued in connection with the tax-free transfer of assets from SSGA Money Market Fund (Note 7)	2,354,704,640	–
Reinvestment of distributions	485,647	–
Shares redeemed	(5,628,732,238)	–

Net increase (decrease) from share transactions	798,414,247	–

Trust Class(b)
Shares sold	2,600,197,438	–
Shares issued in connection with the tax-free transfer of assets from SSGA Prime Money Market Fund (Note 7)	6,066,320,728	–
Reinvestment of distributions	3,491,629	–
Shares redeemed	(7,458,856,600)	–

Net increase (decrease) from share transactions	1,211,153,195	–

(a)	Class M Shares liquidated on September 30, 2016.

(b)	For the period August 29, 2016 (inception date) through December 31, 2016.

See accompanying notes to financial statements and financial statements of the corresponding portfolio.

4

State Street Institutional Investment Trust

State Street Institutional Liquid Reserves Fund

Financial Highlights

Selected data for a share outstanding throughout each period(a)

	Premier Class
	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13		Year Ended 12/31/12
Net asset value, beginning of period	$1.0000	$1.0000	$1.0000	$1.0000		$1.0000

Income (loss) from investment operations:
Net investment income (loss)	0.0045	0.0012 (b)	0.0008 (b)	0.0010	(b)	0.0020	(b)
Net realized and unrealized gain (loss)	0.0001	0.0000 (c)	(0.0001)	0.0000	(c)	0.0000	(c)

Total from investment operations	0.0046	0.0012	0.0007	0.0010		0.0020

Distributions to shareholders from:
Net investment income	(0.0045)	(0.0012)	(0.0007)	(0.0010)		(0.0020)
Net realized gains	–	–	–	(0.0000	)(c)	(0.0000	)(c)

Total distributions	(0.0045)	(0.0012)	(0.0007)	(0.0010)		(0.0020)

Net asset value, end of period	$1.0001	$1.0000	$1.0000	$1.0000		$1.0000

Total return(d)	0.45%	0.12%	0.07%	0.10%		0.20%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$6,255,384	$45,207,442	$37,932,781	$29,850,029		$24,408,802
Ratios to average net assets:
Total expenses	0.12%	0.12%	0.12%	0.12%		0.12%
Net investment income (loss)	0.43%	0.12%	0.07%	0.10%		0.20%

(a)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Portfolio.

(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the period.

(c)	Amount is less than $0.00005 per share.

(d)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.

See accompanying notes to financial statements and financial statements of the corresponding portfolio.

5

State Street Institutional Investment Trust

State Street Institutional Liquid Reserves Fund

Financial Highlights

Selected data for a share outstanding throughout each period(a)

	Investment Class
	Year Ended 12/31/16	Year Ended 12/31/15		Year Ended 12/31/14		Year Ended 12/31/13		Year Ended 12/31/12
Net asset value, beginning of period	$1.0000	$1.0000		$1.0000		$1.0000		$1.0000

Income (loss) from investment operations
Net investment income (loss)	0.0010	0.0000	(b)(c)	0.0000	(b)(c)	0.0000	(b)(c)	0.0000	(b)(c)
Net realized and unrealized gain (loss)	0.0000 (b)	0.0000	(b)	0.0000	(b)	0.0000	(b)	0.0000	(b)

Total from investment operations	0.0010	0.0000	(b)	0.0000	(b)	0.0000	(b)	0.0000	(b)

Distributions to shareholders from:
Net investment income	(0.0010)	–		–		(0.0000	)(b)	(0.0000	)(b)
Net realized gains	–	–		–		(0.0000	)(b)	(0.0000	)(b)

Total distributions	(0.0010)	–		–		(0.0000	)(b)	(0.0000	)(b)

Net asset value, end of period	$1.0000	$1.0000		$1.0000		$1.0000		$1.0000

Total return(d)	0.10%	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00	%(e)
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$5,582	$485,292		$726,910		$1,013,152		$961,168
Ratios to average net assets:
Total expenses	0.47%	0.47%		0.47%		0.47%		0.47%
Net expenses	0.46%	0.24%		0.19%		0.22%		0.32%
Net investment income (loss)	0.08%	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00	%(e)

(a)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Portfolio.

(b)	Amount is less than $0.00005 per share.

(c)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the period.

(d)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.

(e)	Amount is less than 0.005%.

See accompanying notes to financial statements and financial statements of the corresponding portfolio.

6

State Street Institutional Investment Trust

State Street Institutional Liquid Reserves Fund

Financial Highlights

Selected data for a share outstanding throughout the period(a)

	Administration Class
	For the Period 8/29/16* - 12/31/16
Net asset value, beginning of period	$1.0000

Income (loss) from investment operations
Net investment income (loss)	0.0008
Net realized and unrealized gain (loss)	0.0000	(b)

Total from investment operations	0.0008

Distributions to shareholders from:
Net investment income	(0.0008)

Net asset value, end of period	$1.0000

Total return(c)	0.08%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$798,447
Ratios to average net assets:
Total expenses	0.38	%(d)
Net investment income (loss)	0.22	%(d)

*	Commencement of operations.

(a)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Portfolio.

(b)	Amount is less than $0.00005 per share.

(c)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Total return for periods of less than one year are not annualized. Results represent past performance and are not indicative of future results.

(d)	Annualized.

See accompanying notes to financial statements and financial statements of the corresponding portfolio.

7

State Street Institutional Investment Trust

State Street Institutional Liquid Reserves Fund

Financial Highlights

Selected data for a share outstanding throughout each period(a)

	Trust Class
	For the Period 8/29/16* - 12/31/16
Net asset value, beginning of period	$1.0000

Income (loss) from investment operations:
Net investment income (loss)	0.0015
Net realized and unrealized gain (loss)	0.0000	(b)

Total from investment operations	0.0015

Distributions to shareholders from:
Net investment income	(0.0015)

Net asset value, end of period	$1.0000

Total return(c)	0.15%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$1,211,202
Ratios to average net assets:
Total expenses	0.19	%(d)
Net investment income (loss)	0.39	%(d)

*	Commencement of operations.

(a)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Portfolio.

(b)	Amount represents less than $0.00005 per share.

(c)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Total return for periods of less than one year are not annualized. Results represent past performance and are not indicative of future results.

(d)	Annualized.

See accompanying notes to financial statements and financial statements of the corresponding portfolio.

8

State Street Institutional Investment Trust

State Street Institutional Liquid Reserves Fund

Notes to Financial Statements

December 31, 2016

1.	Organization

State Street Institutional Investment Trust (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (“1940 Act”), is an open-end management investment company.

As of December 31, 2016, the Trust consists of thirty-three (33) series (and corresponding classes, each of which have the same rights and privileges, including voting rights) each of which represents a separate series of beneficial interest in the Trust. The Declaration of Trust permits the Board of Trustees of the Trust (the “Board”) to authorize the issuance of an unlimited number of shares of beneficial interest with no par value. The financial statements herein relate to the following fund (the “Fund”):

Fund	Classes	Commencement of Operations	Diversification Classification
State Street Institutional Liquid Reserves Fund	Administration Class Class M Shares* Premier Class Service Class Institutional Class Investment Class Investor Class Trust Class	August 29, 2016 December 15, 2011 August 12, 2004 Not commenced Not commenced October 15, 2007 Not commenced August 29, 2016	Diversified

*	The Class M Shares class liquidated on September 30, 2016.

The Fund is part of a master-feeder structure and invests substantially all of its assets in the State Street Money Market Portfolio (the “Portfolio”), a separate series of State Street Master Funds. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in net assets of the Portfolio (100.00% at December 31, 2016). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including its Schedule of Investments, are attached to this report and should be read in conjunction with the Fund’s financial statements.

The Fund operates as an institutional money market fund. As an institutional money market fund, the Fund (1) will not be limited to institutional investors, but will continue to be available to retail investors; (2) will utilize current market-based prices (except as otherwise generally permitted to value individual portfolio securities with remaining maturities of 60 days or less at amortized cost in accordance with Securities and Exchange Commission (SEC) guidance) to value its portfolio securities and transact at a floating net asset value (NAV) that uses four decimal-place precision ($1.0000); and (3) has adopted policies and procedures to impose liquidity fees on redemptions and/or temporary redemption gates in the event that the Fund’s weekly liquid assets were to fall below a designated threshold, if the Board determines such liquidity fees or redemption gates are in the best interest of the Fund.

On October 12, 2016, the Fund began using a floating rate net asset value (“NAV”). The NAV of the Fund is calculated multiple times each day the Fund accepts purchase orders and redemption requests. Effective October 12, 2016, the Board permitted to impose a liquidity fee of no more than 2% on the value redeemed and/or temporary suspend redemptions for up to 10 business days in a 90 day period, in the event that the Fund’s liquid assets fall below certain thresholds. The Fund will pass through to its

9

State Street Institutional Investment Trust

State Street Institutional Liquid Reserves Fund

Notes to Financial Statements — (continued)

December 31, 2016

investors any liquidity fee or suspension of redemptions imposed by the Portfolio on the same terms and conditions as imposed by the Portfolio on the Fund.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Security Valuation

The Fund records its investments in its Portfolio at fair value (net asset value) each business day. The valuation policy of the Portfolio is discussed in Note 2 of the Portfolio’s Notes to Financial Statements, which are attached to this report.

The Portfolio’s investments are valued at fair value each day that the Portfolio’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Portfolio’s listing exchange is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of the Portfolio are valued pursuant to policy and procedures developed by the Oversight Committee (the “Committee”) and approved by the Board. The Committee provides oversight of the valuation of investments for the Portfolio. The Board has responsibility for determining the fair value of investments.

The summary of the inputs used for the Portfolio, as of December 31, 2016, in valuing the Portfolio’s securities carried at fair value are discussed in Note 2 of the Portfolio’s Notes to Financial Statements.

Investment Transactions and Income Recognition

Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses from security transactions consist of the Fund’s pro-rata share of its Portfolio’s realized gains and losses. Net investment income consists of the Fund’s pro-rata share of the net investment income of its Portfolio less expenses of the Fund.

10

State Street Institutional Investment Trust

State Street Institutional Liquid Reserves Fund

Notes to Financial Statements — (continued)

December 31, 2016

Expenses

Certain expenses, which are directly identifiable to a specific Fund, are applied to that Fund within the Trust. Other expenses which cannot be attributed to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and relative net assets of the Funds within the Trust. The Fund is allocated a pro-rata share of the expense of its Portfolio. Class specific expenses are borne by each class.

Distributions

Distributions from net investment income, if any, are declared daily and are payable as of the last business day of each month. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. The amount and character of income and capital gains to be distributed are determined in accordance with applicable tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes.

3.	Fees and Transactions with Affiliates

Advisory Fee

The Portfolio retained SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”), a subsidiary of State Street Corporation and an affiliate of State Street Bank and Trust Company (“State Street”), as its investment adviser. The Portfolio has entered into an investment advisory agreement with the Adviser, under which the Adviser directs the investments of the Portfolio in accordance with its investment objectives, policies, and limitations. In compensation for the Adviser’s services as investment adviser, the Portfolio pays the Adviser a management fee at an annual rate of 0.05% of its average daily net assets.

The Adviser was contractually obligated until April 30, 2016, to waive its management fee and/or to reimburse the Fund for expenses to the extent that total annual fund operating expenses (exclusive of non-recurring account fees, extraordinary expenses, acquired fund fees and any class specific expenses such as Distribution, Shareholder Servicing, Administration and Sub-Transfer Agency Fees, as measured on an annualized basis) exceeded 0.07% of average daily net assets on an annual basis. For the period ended December 31, 2016, SSGA FM did not reimburse or waive any expenses.
The Adviser may reimburse expenses or waive fees in order to avoid a negative yield. Any such waiver or reimbursement would be voluntary and may be revised or cancelled at any time without notice. For the year ended December 31, 2016, the Adviser did not voluntarily waive any expenses.

Under the terms of the reimbursement agreement the Fund agrees to repay SSGA FM up to the amount of fees waived or expenses reduced under the agreement provided that the Fund is not obligated to reimburse SSGA FM (1) more than three years after the end of the fiscal year of the Fund in which SSGA FM provided a voluntary reduction; (2) in respect of any business day for which the net annualized one-day yield of the Fund is less than 0.00%; (3) to the extent that the amount of the reimbursement to SSGA FM on any day exceeds fifty percent of the yield (net of all expenses, exclusive of the reimbursement) of the Fund on that day; (4) to the extent that the amount of the reimbursement would cause the Fund’s net yield to fall below a certain minimum net yield; or (5) in respect of any such fee waivers and/or expense reimbursements that are necessary to maintain a limit on the Fund’s

11

State Street Institutional Investment Trust

State Street Institutional Liquid Reserves Fund

Notes to Financial Statements — (continued)

December 31, 2016

expenses per contractual fee waivers and/or reimbursements by SSGA FM which are effective at the time of such fee waivers and/or expense reimbursements. As of December 31, 2016, SSGA FM has not recouped any expenses from the Fund. The Fund had no waived/reduced fees subject to potential recovery at year-end.

Administrator, Sub-Administrator and Custodian Fees

SSGA FM serves as administrator and State Street serves as custodian and sub-administrator. For its administration services, the Fund, except Class M Shares, pays a fee at an annual rate of 0.05% of its average daily net assets to SSGA FM. Class M Shares pay a fee at an annual rate of 0.03% of its average daily net assets to SSGA FM. The fees are accrued daily and paid monthly.

The Fund pays State Street an annual fee for custody services for the Fund. SSGA FM pays an annual fee to State Street for sub-administration services provided for the Fund.

Distribution Fees

State Street Global Markets LLC (the “Distributor” or “SSGM”), an affiliate of the Adviser, serves as the distributor of the Fund. SSGM is a wholly owned subsidiary of State Street Corporation. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act under which the Fund may compensate the Distributor (or others) for services in connection with the distribution of the Fund’s shares and for services provided to shareholders in that class (the “Plan”). The Plan calls for payments at an annual rate (based on average daily net assets) of 0.05% and 0.10%, respectively, of the Fund’s net assets attributable to its Administration Class shares and Investment Class shares, respectively. In addition to payments under the Plan, the Fund may reimburse the Distributor or its affiliates for payments it makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance.

During the period ended December 31, 2016, the Fund was charged $442,782 but paid $426,552 to SSGM under the Rule 12b-1 Plan, as SSGM agreed to voluntarily waive $16,230 of the Rule 12b-1 fees.

Wealth Management Services (“WMS”), a division of State Street, is among the financial intermediaries who may receive fees under the Plan. During the year ended December 31, 2016, SSGM paid $550,853 to WMS.

Under the Fund’s Shareholder Servicing Plan and other shareholder servicing arrangements, the Fund compensates financial intermediaries for providing certain services to shareholders and for maintaining shareholder accounts. The Fund’s Investment Class shares, Administration Class shares and Trust Class shares made payments for these services at an annual rate up to 0.25%, 0.20% and 0.058%, respectively, of the eligible average daily net assets of the Investment Class shares, Administration Class shares and Trust Class shares, respectively. During the year ended December 31, 2016, the Fund’s Investment Class Shares, Administration Class Shares and Trust Class Shares paid SSGM $517,055, $943,841 and $529,338, respectively, for these services which SSGM subsequently paid in part to financial intermediaries.

12

State Street Institutional Investment Trust

State Street Institutional Liquid Reserves Fund

Notes to Financial Statements — (continued)

December 31, 2016

Transfer Agent Fees

Boston Financial Data Services (“BFDS”), a joint venture of DST Systems, Inc. and State Street Corporation, serves as transfer agent and dividend disbursing agent to the Fund. For these services, the Fund pays annual account services fees, activity-based fees, and charges related to compliance and regulatory services.

Other Transactions with Affiliates

In December 2015, State Street, the Fund’s custodian, announced a review of the manner in which it invoiced certain expenses to certain of its Investment Servicing clients, primarily in the United States, during an 18-year period going back to 1998 and its determination that it had incorrectly invoiced clients for certain expenses. State Street informed its clients that it will pay to them the expenses it concluded were incorrectly invoiced to them, plus interest.

The amounts in the table below represent the refunded expenses and interest credited to the Fund for the periods in question.

Refunded Custody Expense*	Interest*	Total	% of Net Assets at 12/31/16
$1,700	$11	$1,711	0.00	%**

*	Refunded Custody Expense and Interest appear on the Statement of Operations in Custodian fees and Interest income allocated from Portfolio, respectively.

**	Amount is less than 0.005% of net assets.

4. Trustees’ Fees

The fees and expenses of the Trust’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), are paid directly by the Fund. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance and industry seminars.

5. Income Tax Information

The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. Therefore, no provision for federal income tax is required.

The Fund files federal and various state and local tax returns as required. No income tax returns are currently under examination. Generally, the federal returns are subject to examination by the Internal Revenue Service for a period of three years from date of filing, while the state returns may remain open for an additional year depending upon jurisdiction. SSGA FM has analyzed the Fund’s tax positions taken on tax returns for all open years and does not believe there are any uncertain tax positions that would require recognition of a tax liability.

13

State Street Institutional Investment Trust

State Street Institutional Liquid Reserves Fund

Notes to Financial Statements — (continued)

December 31, 2016

Distributions to shareholders are recorded on ex-dividend date. Income dividends and gain distributions are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. Certain capital accounts in the financial statements have been adjusted for permanent book-tax differences. These adjustments have no impact on net asset values or results of operations. Temporary book-tax differences will reverse in the future. These book-tax differences are primarily due to differing treatments for character of distributions.

The tax character of distributions paid during the period ended December 31, 2016, was as follows:

	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total
State Street Institutional Liquid Reserves Fund	$153,171,976	$–	$–	$153,171,976

The tax character of distributions paid during the period ended December 31, 2015 was as follows:

	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total
State Street Institutional Liquid Reserves Fund	$48,924,686	$–	$–	$48,924,686

At December 31, 2016, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryforwards	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)	Qualified Late-Year Losses	Total
State Street Institutional Liquid Reserves Fund	$412,274	$–	$–	$800,651	$–	$1,212,925

As of December 31, 2016, gross unrealized appreciation and gross unrealized depreciation of investments based on cost for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
State Street Institutional Liquid Reserves Fund	$8,271,850,118	$800,651	$–	$800,651

6.	Risks

Concentration	Risk

As a result of the Fund’s ability to invest a large percentage of its assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified.

14

State Street Institutional Investment Trust

State Street Institutional Liquid Reserves Fund

Notes to Financial Statements — (continued)

December 31, 2016

Market,	Credit and Counterparty Risk

In the normal course of business, the Fund trades securities and enters into financial transactions where risk of potential loss exists due to changes in global economic conditions and fluctuations of the market (market risk). Additionally, the Fund may also be exposed to counterparty risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults. The value of securities held by the Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations (credit risk).

Financial assets, which potentially expose the Fund to market, credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Fund’s exposure to market, credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

7.	Reorganization

On August 29, 2016, State Street Institutional Liquid Reserves Fund (“Acquiring Fund”) acquired substantially all of the assets and assumed all of the liabilities of SSGA Prime Money Market Fund and SSGA Money Market Fund (“Acquired Funds”) in exchange for Trust Class shares and Administration Class shares, respectively, of the Acquiring Fund pursuant to an Agreement and Plan of Reorganization approved by the Board.

The reorganization provides shareholders of the Acquired Funds access to a larger portfolio with a similar investment objective. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Funds were carried forward to align ongoing reporting of the Fund’s realized gains and losses with amounts distributable to shareholders for tax purposes. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders.

For every one share of SSGA Prime Money Market Fund Class N exchanged, a shareholder received one share of the Fund’s Trust Class. For every one share of SSGA Money Market Fund Class N exchanged, a shareholder received one share of the Fund’s Administration Class.

The Fund received net assets from SSGA Prime Money Market Fund and SSGA Money Market Fund as the result of the tax-free reorganization as follows:

	Shares of the Fund Issued	Net Assets Received from Acquired Fund	Net Assets of the Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After the Combination
SSGA Prime Money Market Fund	6,066,320,728	$6,066,228,367	$39,460,950,822	$47,881,920,211
SSGA Money Market Fund	2,354,704,640	$2,354,741,022	$39,460,950,822	$47,881,920,211

15

State Street Institutional Investment Trust

State Street Institutional Liquid Reserves Fund

Notes to Financial Statements — (continued)

December 31, 2016

Immediately following, the Fund transferred to the Portfolio all of the assets and liabilities received from the Acquired Fund in exchange for an interest in the Portfolio.

Assuming the acquisition had been completed on January 1, 2016, the beginning of the annual reporting period of the Acquiring Fund, the Acquiring Fund’s pro forma results of operations for the period ended December 31, 2016, are as follows:

Net Investment income (loss) $173,463,883

Total net realized and unrealized gain (loss) $1,139,893

Net increase (decrease) in net assets resulting from operations $174,603,776

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Funds that have been included in the Acquiring Fund’s accompanying Statement of Operations as of December 31, 2016.

The statement of operations, statement of changes in net assets and the financial highlights for the current period do not include any pre-merger activity of the Acquired Funds and prior reporting periods of the accounting survivor (the Fund) are not restated.

8.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date on which the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statement.

16

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

State Street Institutional Investment Trust:

We have audited the accompanying statement of assets and liabilities of State Street Institutional Liquid Reserves Fund (one of the funds constituting State Street Institutional Investment Trust) (the “Fund”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the State Street Institutional Liquid Reserves Fund (one of the funds constituting State Street Institutional Investment Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2017

17

State Street Institutional Investment Trust

State Street Institutional Liquid Reserves Fund

Other Information

December 31, 2016 (Unaudited)

Expense Example

As a shareholder of a Fund, you incur two types of costs (1) transaction costs, including sales charges (loads), if applicable, on purchase payments, reinvested dividends, or other distributions and (2) ongoing costs, including advisory fees and to the extent applicable, distribution (12b-1) and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from July 1, 2016 to December 31, 2016.

The table below illustrates your Fund’s cost in two ways:

•

Based on actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period”.

•

Based on hypothetical 5% return – This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales load charges (loads). Therefore, the hypothetical 5% return section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		Actual			Hypothetical (assuming a 5% return before expenses)
	Annualized Expense Ratio	Ending Account Value	Expenses Paid During Period		Ending Account Value	Expenses Paid During Period(a)
State Street Institutional Liquid Reserves Fund
Premier Class	0.13%	$1,002.40	$0.65	(a)	$1,024.50	$0.66
Investment Class	0.47	1,000.60	2.36	(a)	1,022.80	2.39
Administration Class	0.38	1,000.90	1.30	(b)	1,023.20	1.93
Trust Class	0.19	1,001.60	0.65	(b)	1,024.49	0.66

(a)

Expenses are equal to the Fund’s annualized net expense ratio, which includes the Fund’s proportionate share of the expenses of the Portfolio, multiplied by the average account value of the period, multiplied by 184, then divided by 366.

(b)	Actual period is from commencement of operations on 8/29/2016.

18

State Street Institutional Investment Trust

State Street Institutional Liquid Reserves Fund

Other Information — (continued)

December 31, 2016 (Unaudited)

Proxy Voting Policies and Procedures and Record

The Fund has adopted the proxy voting policies of the Adviser. A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities are contained in the Fund’s Statement of Additional Information, which is available (i) without charge, upon request, by calling the Funds at 1-877-521-4083, (ii) on the Fund’s website at www.SSGA.com/cash, (iii) on the SEC’s website at www.sec.gov, or (iv) at the SEC’s public reference room. Information on the operation of the public reference room may be obtained by calling 1-800-SEC-0330. Information regarding the Trust’s proxy voting policies and procedures, as well as information regarding how the Trust voted proxies, if any, during the most recent 12-month period ended June 30 is available without charge (1) by calling 1-877-521-4083 (toll free), or (2) on the website of the SEC at www.sec.gov.

Quarterly Portfolio Schedule

The Fund will file its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. For the second and fourth quarters, the complete schedule of investments is available in the Fund’s semi-annual and annual financial statements. The Fund’s Form N-Q is available (i) without charge, upon request, by calling the Fund at 1-877-521-4083, (ii) on the Fund’s website at www.SSGA.com/cash, (iii) on the SEC’s website at www.sec.gov, or (iv) at the SEC’s public reference room. Information on the operation of the public reference room may be obtained by calling 1-800-SEC-0330.

Monthly Portfolio Schedule

The Fund files its monthly portfolio holdings with the SEC on Form N-MFP. The Fund’s Form N-MFP is available (i) on the SEC’s website at www.sec.gov, or (ii) at the SEC’s public reference room.

19

State Street Institutional Investment Trust

State Street Institutional Liquid Reserves Fund

Other Information — (continued)

December 31, 2016 (Unaudited)

Trustees and Officers Information

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
Independent Trustees
Michael F. Holland c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1944	Trustee and Co-Chairman of the Board	Term: Indefinite Elected: 7/99	Chairman, Holland & Company L.L.C. (investment adviser) (1995 – present).	72	Director, the Holland Series Fund, Inc.; Director, The China Fund, Inc.; Director, The Taiwan Fund, Inc.; Director, Reaves Utility Income Fund, Inc.; and Director, Blackstone/GSO Loans (and Real Estate) Funds.
Patrick J. Riley c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1948	Trustee and Co-Chairman of the Board	Term: Indefinite Elected: 1/14	2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); 1998 to Present, Independent Director, State Street Global Advisers Ireland, Ltd. (investment company); 1998 to Present, Independent Director, SSGA Liquidity plc (formerly, SSGA Cash Management Fund plc); January 2009 to Present, Independent Director, SSGA Fixed Income plc; and January 2009 to Present, Independent Director, SSGA Qualified Funds PLC.	78	Board Director and Chairman, SPDR Europe 1PLC Board (2011 – Present); Board Director and Chairman, SPDR Europe II, PLC (2013 – Present).
William L. Boyan(1) c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1937	Trustee and Co-Chairman of the Valuation Committee	Term: Indefinite Elected: 7/99	President and Chief Operations Officer, John Hancock Financial Services (1959 – 1999). Mr. Boyan retired in 1999.	78	Chairman Emeritus, Children’s Hospital, Boston, MA (1984 – 2011); Former Trustee of Old Mutual South Africa Master Trust (investments) (1995 – 2008); Former Chairman, Boston Plan For Excellence, Boston Public Schools (1995 – 2010); Member of Advisory Board of Florida Atlantic University Lifelong Learning Society.

20

State Street Institutional Investment Trust

State Street Institutional Liquid Reserves Fund

Other Information — (continued)

December 31, 2016 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
Independent Trustees (continued)
William L. Marshall c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1942	Trustee and Co-Chairman of the Audit Committee	Term: Indefinite Elected: 1/14	July 2016 to Present, Chief Executive Officer and Chief Compliance Officer, The Marshall Financial Group, Inc; 2015 to present, Board member, The Doylestown Health Foundation Board; April 2011 to June 2016, Chairman (until April 2011, Chief Executive Officer and President), Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Financial Planners Association.	78
Richard D. Shirk c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1945	Trustee and Co-Chairman of the Qualified Legal and Compliance Committee	Term: Indefinite Elected: 1/14	March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired); 1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare); 1998 to December 2008, Chairman, Board Member and December 2008 to Present, Investment Committee Member, Healthcare Georgia Foundation (private foundation); September 2002 to 2012, Lead Director and Board Member, Amerigroup Corp. (managed health care); 1999 to 2013, Board Member and (since 2001) Investment Committee Member, Woodruff Arts Center; 2003 to 2009, Trustee, Gettysburg College; Board member, AeroCare Holdings (privately held healthcare services company) (February 2003 – Present); Board member, Regenesis Biomedical (health care services) (April 2012 – present), Chairman, (January 2014 – present).	78

21

State Street Institutional Investment Trust

State Street Institutional Liquid Reserves Fund

Other Information — (continued)

December 31, 2016 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
Independent Trustees (continued)
Rina K. Spence c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1948	Trustee and Co-Chairman of the Qualified Legal and Compliance Committee and Co-Chairman of the Governance Committee	Term: Indefinite Elected: 7/99	President of SpenceCare International LLC (international healthcare consulting) (1999 – present); Chief Executive Officer, IEmily.com (health internet company) (2000 – 2001); Chief Executive Officer of Consensus Pharmaceutical, Inc. (1998 – 1999); Founder, President and Chief Executive Officer of Spence Center for Women’s Health (1994 –1998); President and CEO, Emerson Hospital (1984 – 1994); Honorary Consul for Monaco in Boston (2015 – present).	78	Trustee, Eastern Enterprise (utilities) (1988 – 2000); Director, Berkshire Life Insurance Company of America (1993 – 2009).
Bruce D. Taber c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1943	Trustee and Co-Chairman of the Valuation Committee and Co-Chairman of the Governance Committee	Term: Indefinite Elected: 1/14	1999 to Present, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); Until December 2008, Independent Director, SSGA Cash Management Fund plc; Until December 2008, Independent Director, State Street Global Advisers Ireland, Ltd. (investment companies); and Until August 1994, President, Alonzo B. Reed, Inc., (a Boston architect-engineering firm).	72
Douglas T. Williams c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1940	Trustee and Co-Chairman of the Audit Committee	Term: Indefinite Elected: 7/99	Retired Executive Vice President and member of Executive Committee, Chase Manhattan Bank (1987 – 1999); President, Boston Stock Exchange Depository Trust Company, 1981 – 1982; Treasurer, Nantucket Educational Trust, (2002 – 2007).	78
Michael A. Jessee c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1946	Trustee	Term: Indefinite Appointed: 7/16	Retired; formerly, President and Chief Executive Officer of the Federal Home Loan Bank of Boston (1989 – 2009); Trustee, Randolph-Macon College (2004 – 2016).	78

22

State Street Institutional Investment Trust

State Street Institutional Liquid Reserves Fund

Other Information — (continued)

December 31, 2016 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
Interested Trustee(2)
James E. Ross SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1965	Trustee	Term: Indefinite Appointed: 2/07	Executive Vice President; State Street Global Advisors (2006 – present); Chairman and Director, SSGA Funds Management, Inc. (2012 – present); Principal, State Street Global Advisors (2006 – present); President, SSGA Funds Management, Inc. (2005 – 2012).	265	SSGA SPDR ETFs Europe I plc (Director) (November 2016 – present); SSGA SPDR ETFs Europe II plc (Director) (November 2016 – present).

(1)	Mr. Boyan retired as a Trustee of the Trust effective February 16, 2017.

(2)	Mr. Ross is an Interested Trustee because of his employment by SSGA Funds Management, Inc., an affiliate of the Trust.

†	For the purpose of determining the number of portfolios overseen by the Trustees, “Fund Complex” comprises registered investment companies for which SSGA Funds Management, Inc. serves as investment adviser.

The following lists the principal officers for the Trust, as well as their mailing addresses and ages, positions with the Trust and length of time served, and present and principal occupations:

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Officers:
Ellen M. Needham SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1967	President	Term: Indefinite Elected: 10/12	President and Director, SSGA Funds Management, Inc. (2001 – present)*; Senior Managing Director, State Street Global Advisors (1992 – present).*
Bruce S. Rosenberg SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1961	Treasurer	Term: Indefinite Elected: 2/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 – present); Director, Credit Suisse (April 2008 – July 2015).
Ann M. Carpenter SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1966	Vice President and Deputy Treasurer	Term: Indefinite Elected: 10/12 Term: Indefinite Elected: 2/16	Chief Operating Officer, SSGA Funds Management, Inc. (2005 – present)*; Managing Director, State Street Global Advisors (2005 – present).*
Chad C. Hallett SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1969	Deputy Treasurer	Term: Indefinite Elected: 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 – present); Vice President, State Street Bank and Trust Company (2001 – November 2014).*
Darlene Anderson-Vasquez SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1968	Deputy Treasurer	Term: Indefinite Elected: 11/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016 – present); Senior Vice President, John Hancock Investments (September 2007 – May 2016).

23

State Street Institutional Investment Trust

State Street Institutional Liquid Reserves Fund

Other Information — (continued)

December 31, 2016 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Officers: (continued)
Sujata Upreti SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1974	Assistant Treasurer	Term: Indefinite Elected: 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (May 2015 – present); Assistant Director, Cambridge Associates, LLC (July 2014 – January 2015); Vice President, Bank of New York Mellon (July 2012 – August 2013); Manager, PricewaterhouseCoopers, LLP (September 2009 – July 2012).
Daniel Foley SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1972	Assistant Treasurer	Term: Indefinite Elected: 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (April 2007 – present).*
Brian Harris SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1973	Chief Compliance Officer and Code of Ethics Compliance Officer	Term: Indefinite Elected: 11/13 Term: Indefinite Elected: 9/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (2013 – Present)*; Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (September 2010 to May 2013); Director of Compliance, AARP Financial Inc. (July 2008 to August 2010).
Joshua A. Weinberg SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1978	Chief Legal Officer	Term: Indefinite Elected: 2/15	Vice President and Managing Counsel, State Street Global Advisors (2011 – present); Clerk, SSGA Funds Management, Inc. (2013 – present); Associate, Financial Services Group, Dechert LLP (2005 – 2011).
Jesse D. Hallee State Street Bank and Trust Company 100 Summer Street, 7th Floor Boston, MA 02111 YOB: 1976	Secretary	Term: Indefinite Elected: 9/16	Vice President and Managing Counsel, State Street Bank and Trust Company (2013 – present); Vice President and Counsel, Brown Brothers Harriman & Co. (2007 – 2013).
Khimmara Greer State Street Bank and Trust Company 100 Summer Street, 7th Floor Boston, MA 02111 YOB: 1983	Assistant Secretary	Term: Indefinite Elected: 5/16	Vice President and Counsel, State Street Bank and Trust Company (2015- present); Regulatory Advisor, JPMorgan (2014 – 2015); Claims Case Manager, Liberty Mutual Insurance (2012 – 2014); Contract Attorney, Various Law Firms (2011 – 2012).

*	Served in various capacities and/or with various affiliated entities during noted time period.

Statement of Additional Information (SAI) includes additional information about the Fund’s directors and is available, without charge, upon request and by calling 1-877-521-4083.

24

Trustees

Michael F. Holland

William L. Marshall

Patrick J. Riley

James E. Ross

Richard D. Shirk

Rina K. Spence

Bruce D. Taber

Douglas T. Williams

Michael A. Jessee

Investment Adviser and Administrator

SSGA Funds Management, Inc.

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Custodian and Sub-Administrator

State Street Bank and Trust Company

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

Legal Counsel

Ropes & Gray LLP

800 Boylston Street

Boston, MA 02199

Transfer Agent

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Distributor

State Street Global Markets LLC

State Street Financial Center

One Lincoln Street

Boston, MA 02111

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of shares of beneficial interest.

State Street Institutional Investment Trust State Street Bank and Trust Company P.O. Box 5049 Boston, MA 02206

The information contained in this report is intended for the general information of shareholders of the Fund. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Fund prospectus which contains important information concerning the Fund and the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-877-521-4083 or visiting www.ssga.com/cash. Please read the prospectus carefully before investing in the Fund.

Annual Report

31 December 2016

State Street Master Funds

State Street Money Market Portfolio

The information contained in this report is intended for the general information of shareholders of the Portfolio and shareholders of any fund invested in the Portfolio. Interests in the Portfolio are offered solely to eligible investors in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the 1933 Act. This report is not authorized for distribution (i) to prospective investors in any fund invested in the Portfolio unless preceded or accompanied by a current offering document for such fund or (ii) to prospective eligible investors in the Portfolio unless preceded or accompanied by a current offering document of the Portfolio. Eligible investors in the Portfolio may obtain a current Portfolio offering document by calling 1-877-521-4083. Please read the offering document carefully before investing in the Portfolio.

State Street Master Funds

State Street Money Market Portfolio

Annual Report

December 31, 2016

The information contained in this report is intended for the general information of shareholders of the Portfolio and shareholders of any fund invested in the Portfolio. Interests in the Portfolio are offered solely to eligible investors in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the 1933 Act. This report is not authorized for distribution (i) to prospective investors in any fund invested in the Portfolio unless preceded or accompanied by a current offering document for such fund or (ii) to prospective eligible investors in the Portfolio unless preceded or accompanied by a current offering document of the Portfolio. Eligible investors in the Portfolio may obtain a current Portfolio offering document by calling 1-877-521-4083. Please read the offering document carefully before investing in the Portfolio.

State Street Master Funds

State Street Money Market Portfolio

Portfolio Statistics (Unaudited)

Portfolio Composition*	December 31, 2016
Certificates of Deposit	34.9%
Other Notes	22.6
Financial Company Commercial Paper	19.5
Asset Backed Commercial Paper	8.6
Government Agency Repurchase Agreements	7.1
Treasury Repurchase Agreements	2.4
Other Commercial Paper	1.1
Other Repurchase Agreements	0.6
Other Assets in Excess of Liabilities	3.2
Total	100.0%

Maturity Ladder*	December 31, 2016
2 to 30 Days	60.0%
31 to 60 Days	11.6
61 to 90 Days	14.9
Over 90 Days	10.3
Total	96.8%
Average days to maturity	23
Weighted average life	33

*	As a percentage of net assets as of the date indicated. The Portfolio’s composition will vary over time.

See accompanying notes to financial statements.

1

State Street Master Funds

State Street Money Market Portfolio

Schedule of Investments

December 31, 2016

Name of Issuer and Title of Issue	Interest Rate	Next Rate Reset Date	Maturity Date	Principal Amount	Value

ASSET BACKED COMMERCIAL PAPER – 8.6%
Antalis SA(a)	1.000%	02/06/2017	02/06/2017	$40,000,000	$39,970,149
Atlantic Asset Securitization LLC(a)	0.950%	02/07/2017	02/07/2017	65,000,000	64,942,963
Bennington Stark Capital Co. LLC(a)	0.720%	01/05/2017	01/05/2017	75,000,000	74,993,437
Collateralized Commercial Paper Co. LLC(a)	1.000%	03/10/2017	03/10/2017	75,000,000	74,876,480
Collateralized Commercial Paper Co. LLC(a)	1.050%	03/01/2017	03/01/2017	70,000,000	69,906,653
Kells Funding LLC(a)	0.860%	02/07/2017	02/07/2017	25,000,000	24,981,583
Kells Funding LLC(a)	0.980%	03/08/2017	03/08/2017	75,000,000	74,886,241
Kells Funding LLC(a)	0.980%	03/10/2017	03/10/2017	75,000,000	74,880,854
Kells Funding LLC(a)	0.980%	03/15/2017	03/15/2017	50,000,000	49,911,459
LMA SA(a)	1.030%	03/07/2017	03/07/2017	75,000,000	74,863,627
Manhattan Asset Funding Company LLC(a)	0.900%	02/06/2017	02/06/2017	89,000,000	88,933,581

TOTAL ASSET BACKED COMMERCIAL PAPER					713,147,027

CERTIFICATES OF DEPOSIT – 34.9%
Bank of Montreal(a)	0.900%	02/16/2017	02/16/2017	112,000,000	112,008,511
Bank of Montreal(b)	0.963%	01/03/2017	06/01/2017	100,000,000	100,012,339
Bank of Montreal(a)	1.000%	04/03/2017	04/03/2017	75,000,000	74,982,064
Bank of Montreal(b)	1.074%	01/17/2017	05/15/2017	50,000,000	50,017,647
Bank of Tokyo-Mitsubishi UFJ Ltd.(a)	0.650%	01/03/2017	01/03/2017	150,000,000	150,003,349
Bank of Tokyo-Mitsubishi UFJ Ltd.(a)	0.720%	01/30/2017	01/30/2017	100,000,000	100,012,448
Bank of Tokyo-Mitsubishi UFJ Ltd.(a)	1.000%	01/09/2017	01/09/2017	125,000,000	125,018,105
BNP Paribas(a)	0.960%	03/02/2017	03/02/2017	100,000,000	100,016,796
Canadian Imperial Bank of Commerce(a)	1.205%	01/23/2017	01/23/2017	100,000,000	100,036,509
Canadian Imperial Bank of Commerce(a)	1.271%	01/26/2017	01/26/2017	225,000,000	225,100,867
Citibank NA(a)	0.980%	03/20/2017	03/20/2017	75,000,000	75,011,453
ING Bank NV(a)	1.050%	04/03/2017	04/03/2017	115,000,000	115,000,000
KBC Bank NV(a)	0.610%	01/04/2017	01/04/2017	255,000,000	254,996,529
Norinchukin Bank(a)	0.900%	02/15/2017	02/15/2017	100,000,000	100,013,186
Norinchukin Bank(a)	0.950%	03/10/2017	03/10/2017	125,000,000	125,010,265
Skandinaviska Enskilda Banken AB(b)	1.194%	01/12/2017	05/12/2017	86,000,000	86,082,760
Sumitomo Mitsui Banking Corp.(a)	0.880%	02/02/2017	02/02/2017	126,000,000	126,026,886
Sumitomo Mitsui Banking Corp.(a)	0.900%	03/01/2017	03/01/2017	100,000,000	100,025,801
Svenska Handelsbanken AB(a)	0.900%	03/06/2017	03/06/2017	100,000,000	100,024,448
Toronto-Dominion Bank(a)	0.610%	01/13/2017	01/13/2017	125,000,000	125,002,454
Toronto-Dominion Bank(a)	0.670%	01/20/2017	01/20/2017	100,000,000	100,003,874
Toronto-Dominion Bank(a)	0.900%	03/03/2017	03/03/2017	50,000,000	50,002,825
UBS AG(b)	1.102%	01/09/2017	05/08/2017	65,000,000	65,046,062
Wells Fargo Bank NA(a)	1.049%	01/06/2017	01/06/2017	100,000,000	100,008,722
Wells Fargo Bank NA(a)	1.064%	01/10/2017	01/10/2017	150,000,000	150,020,652
Wells Fargo Bank NA(b)	1.075%	01/04/2017	05/08/2017	75,000,000	75,024,210

TOTAL CERTIFICATES OF DEPOSIT					2,884,508,762

See accompanying notes to financial statements.

2

State Street Master Funds

State Street Money Market Portfolio

Schedule of Investments — (continued)

December 31, 2016

Name of Issuer and Title of Issue	Interest Rate	Next Rate Reset Date	Maturity Date	Principal Amount	Value

FINANCIAL COMPANY COMMERCIAL PAPER – 19.5%
Bank of Nova Scotia(a)	1.306%	01/26/2017	01/26/2017	$177,000,000	$177,084,656
BNP Paribas(a)	0.690%	01/04/2017	01/04/2017	175,000,000	174,985,562
BNP Paribas(a)	0.920%	03/03/2017	03/03/2017	130,000,000	129,802,757
Caisse des Depots et Consignations(a)	0.650%	01/06/2017	01/06/2017	60,000,000	59,994,167
Caisse des Depots et Consignations(a)	0.855%	02/02/2017	02/02/2017	100,000,000	99,945,506
DBS Bank Ltd(a)	0.700%	01/12/2017	01/12/2017	125,000,000	124,976,257
DBS Bank Ltd.(a)	1.000%	03/17/2017	03/17/2017	68,000,000	67,873,464
DnB Bank ASA(a)	0.580%	01/06/2017	01/06/2017	100,000,000	99,990,919
Erste Abwicklungsanstalt(b)	0.964%	01/03/2017	04/03/2017	125,000,000	125,065,230
Erste Abwicklungsanstalt(a)	1.020%	01/10/2017	01/10/2017	100,000,000	99,985,119
KFW International Finance, Inc.(a)	0.900%	03/07/2017	03/07/2017	112,000,000	111,820,321
NRW.BANK(a)	0.700%	01/17/2017	01/17/2017	100,000,000	99,966,600
NRW.BANK(a)	0.840%	02/02/2017	02/02/2017	120,000,000	119,916,133
Svenska Handelsbanken AB(a)	0.880%	03/02/2017	03/02/2017	125,000,000	124,840,264

TOTAL FINANCIAL COMPANY COMMERCIAL PAPER					1,616,246,955

OTHER COMMERCIAL PAPER – 1.1%
General Electric Co.(a)	0.600%	01/05/2017	01/05/2017	90,000,000	89,990,730

OTHER NOTES – 22.6%
Bank of America NA(b)	0.997%	01/03/2017	06/02/2017	50,000,000	49,997,949
Bank of America NA(b)	1.156%	01/03/2017	06/01/2017	74,000,000	73,996,986
Bank of America NA(b)	1.166%	01/17/2017	05/17/2017	35,000,000	34,998,716
Canadian Imperial Bank of Commerce(a)	0.520%	01/03/2017	01/03/2017	50,000,000	50,000,000
Credit Agricole Corporate & Investment Bank (a)	0.520%	01/03/2017	01/03/2017	150,000,000	150,000,000
Lloyds Bank PLC(a)	0.550%	01/03/2017	01/03/2017	185,000,000	185,000,000
National Australia Bank Ltd(a)	0.450%	01/03/2017	01/03/2017	250,000,000	250,000,000
National Bank of Canada(a)	0.650%	01/03/2017	01/03/2017	225,000,000	225,000,000
Nordea Bank Finland PLC(a)	0.500%	01/03/2017	01/03/2017	375,000,000	375,000,000
Royal Bank of Canada(a)	0.500%	01/03/2017	01/03/2017	375,000,000	375,000,000
Skandinaviska Enskilda Banken AB(a)	0.510%	01/03/2017	01/03/2017	100,000,000	100,000,000

TOTAL OTHER NOTES					1,868,993,651

GOVERNMENT AGENCY REPURCHASE AGREEMENTS – 7.1%
Agreement with Bank of America and Bank of New York Mellon (Tri-Party), dated 12/30/2016 (collateralized by a Government National Mortgage Association, 4.000% due 05/20/2046, valued at $105,060,001); expected proceeds $103,005,722	0.500%	01/03/2017	01/03/2017	103,000,000	103,000,000

See accompanying notes to financial statements.

3

State Street Master Funds

State Street Money Market Portfolio

Schedule of Investments — (continued)

December 31, 2016

Name of Issuer and Title of Issue	Interest Rate	Next Rate Reset Date	Maturity Date	Principal Amount	Value

GOVERNMENT AGENCY REPURCHASE AGREEMENTS – (continued)
Agreement with Goldman Sachs & Co. and Bank of New York Mellon (Tri-Party), dated 12/30/2016 (collateralized by Government National Mortgage Associations, 3.000% – 4.000% due 09/20/2043 – 07/20/2046, valued at $87,720,001); expected proceeds $86,004,969	0.520%	01/03/2017	01/03/2017	$86,000,000	$86,000,000

Agreement with TD Securities (USA) LLC and Bank of New York Mellon (Tri-Party), dated 12/30/2016 (collateralized by Federal Farm Credit Banks, 0.875% – 2.830% due 10/10/2017 – 12/19/2036, a Federal Home Loan Discount Note, 0.000% due 01/31/2017, Federal Home Loan Mortgage Corporations, 1.000% – 6.750% due 03/07/2018 – 07/15/2032, U.S. Treasury Inflation Index Bonds, 1.000% – 3.875% due 01/15/2027 – 02/15/2046, a U.S. Treasury Inflation Index Note, 0.125% due 07/15/2020, a U.S. Treasury Bond, 3.000% due 11/15/2044, and U.S. Treasury Notes, 0.875% – 2.000% due 04/15/2017 – 02/15/2025, valued at $408,023,598); expected proceeds $400,023,111

	0.520%	01/03/2017	01/03/2017	400,000,000	400,000,000

TOTAL GOVERNMENT AGENCY REPURCHASE AGREEMENTS					589,000,000

OTHER REPURCHASE AGREEMENTS – 0.6%
Agreement with Bank of Nova Scotia and Bank of New York Mellon (Tri-Party), dated 12/30/2016 (collateralized by various Corporate Bonds, 1.000% – 9.400% due 01/11/2017 – 04/01/2047, valued at $53,095,751); expected proceeds $50,004,500	0.810%	01/03/2017	01/03/2017	50,000,000	50,000,000

TREASURY REPURCHASE AGREEMENTS – 2.4%
Agreement with Citigroup Global Markets, Inc. and Bank of New York Mellon (Tri- Party), dated 12/30/2016 (collateralized by U.S. Treasury Notes, 0.625% – 2.250% due 09/30/2017 – 11/15/2025, valued at $99,960,046); expected proceeds $98,005,771	0.530%	01/03/2017	01/03/2017	98,000,000	98,000,000
Agreement with Credit Agricole Corporate and Investment Bank and Bank of New York Mellon (Tri-Party), dated 12/30/2016 (collateralized by a U.S. Treasury Note, 2.375% due 08/15/2024, valued at $24,480,078); expected proceeds $24,001,387	0.520%	01/03/2017	01/03/2017	24,000,000	24,000,000
Agreement with Credit Agricole Corporate and Investment Bank and Bank of New York Mellon (Tri-Party), dated 12/30/2016 (collateralized by U.S. Treasury Notes, 1.375% – 2.375% due 02/28/2019 – 08/15/2024, valued at $25,500,095); expected proceeds $25,001,417	0.510%	01/03/2017	01/03/2017	25,000,000	25,000,000

See accompanying notes to financial statements.

4

State Street Master Funds

State Street Money Market Portfolio

Schedule of Investments — (continued)

December 31, 2016

Name of Issuer and Title of Issue	Interest Rate	Next Rate Reset Date	Maturity Date	Principal Amount	Value

TREASURY REPURCHASE AGREEMENTS – (continued)
Agreement with Societe Generale and Bank of New York Mellon (Tri-Party), dated 12/30/2016 (collateralized by U.S. Treasury Notes, 1.000% – 1.625% due 12/15/2017 – 07/31/2020, valued at $49,980,011); expected proceeds $49,002,831	0.520%	01/03/2017	01/03/2017	$49,000,000	$49,000,000

TOTAL TREASURY REPURCHASE AGREEMENTS					196,000,000

TOTAL INVESTMENTS – 96.8%(c) (Cost $8,007,086,474)					8,007,887,125
Other Assets in Excess of Liabilities – 3.2%					264,765,499

NET ASSETS – 100.0%					$8,272,652,624

(a)	Rate represents annualized yield at date of purchase.

(b)	Variable Rate Security – Interest rate shown is rate in effect at December 31, 2016.

(c)	Also represents the cost for federal tax purposes.

The following table summarizes the value of the Portfolio’s investments according to the fair value hierarchy as of December 31, 2016.

Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Assets:
Investments:
Asset Backed Commercial Paper	$–	$713,147,027	$–	$713,147,027
Certificates of Deposit	–	2,884,508,762	–	2,884,508,762
Financial Company Commercial Paper	–	1,616,246,955	–	1,616,246,955
Other Commercial Paper	–	89,990,730	–	89,990,730
Other Notes	–	1,868,993,651	–	1,868,993,651
Government Agency Repurchase Agreements	–	589,000,000	–	589,000,000
Other Repurchase Agreements	–	50,000,000	–	50,000,000
Treasury Repurchase Agreements	–	196,000,000	–	62,865

Total Investments	$–	$8,007,887,125	$–	$8,007,887,125

See accompanying notes to financial statements.

5

State Street Master Funds

State Street Money Market Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets
Investments in securities, at value (Note 2)	$7,172,887,125
Repurchase agreements, at value	835,000,000

Total investments	8,007,887,125
Cash	263,134,810
Interest receivable (Note 2)	2,702,056
Prepaid expenses and other assets	6,462

Total assets	8,273,730,453

Liabilities
Advisory fee payable (Note 4)	388,232
Administration, custody and transfer agent fees payable (Note 4)	182,270
Trustees’ fees and expenses payable (Note 5)	331,287
Professional fees payable	79,138
Printing fees payable	11,065
Accrued expenses and other liabilities	85,837

Total liabilities	1,077,829

Net Assets	$8,272,652,624

Cost of Investments:
Investments in securities	$7,172,086,474
Repurchase agreements	835,000,000

Total investments	$8,007,086,474

See accompanying notes to financial statements.

6

State Street Master Funds

State Street Money Market Portfolio

Statement of Operations

For the Year Ended December 31, 2016

Investment Income
Interest income	$200,528,198

Expenses
Advisory fee (Note 4)	18,170,434
Administration, custodian and transfer agent fees (Note 4)	4,308,774
Trustees’ fees and expenses (Note 5)	1,079,411
Professional fees	224,026
Printing fees	35,727
Insurance expense	51,462
Miscellaneous expenses	156,816

Total expenses	24,026,650

Net Investment Income (Loss)	176,501,548

Realized Gain (Loss)
Net realized gain (loss) on:
Investments	313,218

Net change in unrealized appreciation/depreciation on:
Investments	800,651

Net realized and unrealized gain (loss)	1,113,869

Net Increase (Decrease) in Net Assets from Operations	$177,615,417

See accompanying notes to financial statements.

7

State Street Master Funds

State Street Money Market Portfolio

Statement Of Changes In Net Assets

	Year Ended 12/31/16	Year Ended 12/31/15
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$176,501,548	$71,094,797
Net realized gain (loss)	313,218	160,294
Net change in unrealized appreciation/depreciation	800,651	–

Net increase (decrease) in net assets resulting from operations	177,615,417	71,255,091

Capital Transactions:
Contributions	62,887,835,691	85,345,364,590
Proceeds in connection with Reorganization (Note 8)	8,420,969,389	–
Withdrawals	(110,897,624,155)	(78,437,231,019)

Net increase (decrease) in net assets from capital transactions	(39,588,819,075)	6,908,133,571

Net Increase (Decrease) in Net Assets During the Period	(39,411,203,658)	6,979,388,662
Net assets at beginning of period	47,683,856,282	40,704,467,620

Net Assets at End of Period	$8,272,652,624	$47,683,856,282

See accompanying notes to financial statements.

8

State Street Master Funds

State Street Money Market Portfolio

Financial Highlights

Selected data for a share outstanding throughout each period

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12
Total return(a)	0.51%	0.17%	0.13%	0.15%	0.26%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$8,272,653	$47,683,856	$40,704,468	$34,053,304	$27,508,762
Ratios to average net assets:
Total expenses	0.07%	0.07%	0.07%	0.06%	0.06%
Net investment income (loss)	0.49%	0.17%	0.13%	0.15%	0.25%

(a)	Results represent past performance and are not indicative of future results.

See accompanying notes to financial statements.

9

State Street Master Funds

State Street Money Market Portfolio

Notes to Financial Statements

December 31, 2016

1.	Organization

State Street Master Funds (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (“1940 Act”), is an open-end management investment company.

As of December 31, 2016, the Trust consists of six (6) series each of which represents a separate series of beneficial interest in the Trust. State Street Money Market Portfolio (the “Portfolio”) is authorized to issue an unlimited number of shares of beneficial interest with no par value. The financial statements herein relate only to the Portfolio.

The Portfolio operates as an institutional money market fund. As an institutional money market fund, the Portfolio (1) will not be limited to institutional investors, but will continue to be available to retail investors; (2) will utilize current market-based prices (except as otherwise generally permitted to value individual portfolio securities with remaining maturities of 60 days or less at amortized cost in accordance with Securities and Exchange Commission (SEC) guidance) to value its portfolio securities; and (3) has adopted policies and procedures to impose liquidity fees on redemptions and/or temporary redemption gates in the event that the Portfolio’s weekly liquid assets were to fall below a designated threshold, if the Portfolio’s Board of Trustees of the Trust (the “Board”) determines such liquidity fees or redemption gates are in the best interest of the Portfolio.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Security Valuation

The Portfolio’s investments are valued at fair value each day that the Portfolio’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Portfolio’s listing exchange is not open. Fair value is generally defined as the price a fund would receive to sell and asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of the Portfolio are valued pursuant to policy and procedures developed by the Oversight Committee (the “Committee”) and approved by the Board. The Committee provides oversight of the valuation of investments for the Portfolio. The Board has responsibility for determining the fair value of investments.

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State Street Master Funds

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Notes to Financial Statements — (continued)

December 31, 2016

Valuation techniques used to value the Portfolio’s investments by major category are as follows:

•	Government and municipal fixed income securities are generally valued using quotations from independent pricing services or brokers.

•	Debt obligations (including short term investments) are valued using quotations from independent pricing services or brokers or are generally valued at the last reported evaluated bid prices.

•	Repurchase agreements are valued at the repurchase price as of valuation date.

In the event prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Committee, in accordance with the valuation policy and procedures approved by the Board.

Various inputs are used in determining the value of the Portfolio’s investments. The Portfolio values its assets and liabilities at fair value using a fair value hierarchy consisting of three broad levels that prioritize the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with investing in it.

The three levels of the fair value hierarchy are as follows:

•	Level 1 – Unadjusted quoted prices in active markets for identical asset or liability;

•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 – Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. Transfers between different levels of the fair value hierarchy are recognized at the end of the reporting period. The Portfolio had no transfers between levels for the year ended December 31, 2016.

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State Street Master Funds

State Street Money Market Portfolio

Notes to Financial Statements — (continued)

December 31, 2016

Investment Transactions and Income Recognition

Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses from the sale or disposition of investments are determined using the identified cost method. Interest income is recorded daily on an accrual basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the partners in the Portfolio on a daily basis based on each partner’s daily ownership percentage.

Expenses

Certain expenses, which are directly identifiable to a specific series of the Trust, are applied to that series within the Trust. Other expenses which cannot be attributed to a specific series of the Trust are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the series within the Trust.

3.	Securities and Other Investments

Repurchase Agreements

The Portfolio may enter into repurchase agreements under the terms of a Master Repurchase Agreement. A repurchase agreement customarily obligates the seller at the time it sells securities to the Portfolio to repurchase the securities at a mutually agreed upon price and time. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Portfolio including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest.

The Portfolio monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the Portfolio’s principal amount of the repurchase agreement (including accrued interest). The underlying securities are ordinarily United States Government or Government Agency securities, but may consist of other securities. The use of repurchase agreements involves certain risks including counterparty risks. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which the value of the collateral may decline.

As of December 31, 2016, the Portfolio had invested in repurchase agreements with the gross values of $835,000,000 and associated collateral equal to $853,819,581.

4.	Fees and Transactions with Affiliates

Advisory Fee

The Trust has entered into an investment advisory agreement with SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”), a subsidiary of State Street Corporation and an affiliate of State Street Bank and Trust Company (“State Street”), under which the Adviser directs the investments of the Portfolio in accordance with its investment objectives, policies, and limitations. In compensation for the Adviser’s services as investment adviser, the Portfolio pays the Adviser a management fee at an annual rate of 0.05% of its average daily net assets.

12

State Street Master Funds

State Street Money Market Portfolio

Notes to Financial Statements — (continued)

December 31, 2016

Administrator, Sub-Administrator, Custodian and Transfer Agent Fees

SSGA FM serves as administrator and State Street serves as custodian, sub-administrator and transfer agent. SSGA FM and State Street receive an annual fee for their services as administrator, custodian, sub-administrator and transfer agent, respectively. The annual fee is accrued daily and payable monthly at the following fee rate:

Asset Levels	Annual percentage of average aggregate monthly net assets
First $400 million	0.03%
Next $15 billion	0.02%
Thereafter	0.01%
Minimum annual fee per Portfolio	$150,000

The minimum fee will be calculated by multiplying the minimum per portfolio fee by the number of portfolios within the Trust to arrive at the total minimum fee. The greater of the asset based fee or the minimum fee will be charged to the portfolios. SSGA FM and State Street each receive a portion of the fee.

Other Transactions with Affiliates

In December 2015, State Street, the Portolio’s custodian, announced a review of the manner in which it invoiced certain expenses to certain of its Investment Servicing clients, primarily in the United States, during an 18-year period going back to 1998 and its determination that it had incorrectly invoiced clients for certain expenses. State Street informed its clients that it will pay to them the expenses it concluded were incorrectly invoiced to them, plus interest.

The amounts in the table below represent the refunded expenses and interest credited to the Portfolio for the periods in question.

Refunded Custody Expense*	Interest*	Total	% of Net Assets at 12/31/16
$2,608	$13	$2,621	0.00%**

*	Refunded Custody Expense and Interest appear on the Statement of Operations in Administration, Custody and Transfer Agent fees and Interest income, respectively.

**	Amount is less than 0.005% of net assets.

5.	Trustees’ Fees

The fees and expenses of the Trust’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), are paid directly by the Portfolio. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance and industry seminars.

6.	Income Tax Information

The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains because it is treated as a partnership for federal income tax purposes. All interest, gains and losses

13

State Street Master Funds

State Street Money Market Portfolio

Notes to Financial Statements — (continued)

December 31, 2016

of the Portfolio is deemed to have been “passed through” to the Portfolio’s partners in proportion to their holdings in the Portfolio, regardless of whether such items have been distributed by the Portfolio. Each partner is responsible for its tax liability based on its distributive share; therefore, no provision has been made for federal income taxes.

The Portfolio files federal and various state and local tax returns as required. No income tax returns are currently under examination. Generally, the federal returns are subject to examination by the Internal Revenue Service for a period of three years from date of filing, while the state returns may remain open for an additional year depending upon jurisdiction. SSGA FM has analyzed the Portfolio’s tax positions taken on tax returns for all open years and does not believe there are any uncertain tax positions that would require recognition of a tax liability.

At December 31, 2016, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes.

7.	Risks

Concentration Risk

As a result of the Portfolio’s ability to invest a large percentage of its assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Portfolio’s investments more than if the Portfolio were more broadly diversified.

Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio trades securities and enters into financial transactions where risk of potential loss exists due to changes in global economic conditions and fluctuations of the market (market risk). Additionally, the Portfolio may also be exposed to counterparty risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolio has unsettled or open transactions defaults. The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations (credit risk).

Financial assets, which potentially expose the Portfolio to market, credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Portfolio’s exposure to market, credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Portfolio’s Statement of Assets and Liabilities, less any collateral held by the Portfolio.

8.	Proceeds in Connection with Reorganization

On August 29, 2016, State Street Institutional Liquid Reserves Fund (“Acquiring Fund”) acquired substantially all of the assets and assumed all of the liabilities of SSGA Prime Money Market Fund and SSGA Money Market Fund (“Acquired Funds”) in exchange for Trust Class shares and Administration Class shares, respectively, of the Acquiring Fund pursuant to an Agreement and Plan of Reorganization approved by the Board. Immediately following, the Fund transferred to the Portfolio all of the net assets

14

State Street Master Funds

State Street Money Market Portfolio

Notes to Financial Statements — (continued)

December 31, 2016

received from the Acquired Fund in exchange for an interest in the Portfolio, which is disclosed in the Statements of Changes in Net Assets.

9.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Portfolio through the date on which the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statement.

15

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Owners of Beneficial Interest of

State Street Master Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of State Street Money Market Portfolio (one of the portfolios constituting State Street Master Funds) (the “Portfolio”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Street Money Market Portfolio (one of the portfolios constituting State Street Master Funds) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2017

16

State Street Master Funds

State Street Money Market Portfolio

Other Information

December 31, 2016 (Unaudited)

Expense Example

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), if applicable, on purchase payments, reinvested dividends, or other distributions and (2) ongoing costs, including advisory fees and to the extent applicable, distribution (12b-1) and/or service fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from July 1, 2016 to December 31, 2016.

The table below illustrates your Portfolio’s cost in two ways:

•

Based on actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period”.

•

Based on hypothetical 5% return – This section is intended to help you compare your Portfolio’s costs with those of other mutual funds. It assumes that the Portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Portfolio’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess your Portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales load charges (loads). Therefore, the hypothetical 5% return section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		Actual		Hypothetical (assuming a 5% return before expenses)
	Annualized Expense Ratio	Ending Account Value	Expenses Paid During Period(a)	Ending Account Value	Expenses Paid During Period(a)
State Street Money Market Portfolio	0.07%	$1,002.30	$0.35	$1,024.80	$0.36

(a)	Expenses are equal to the Portfolio’s annualized net expense ratio multiplied by the average account value of the period, multiplied by 184, then divided by 366.

17

State Street Master Funds

State Street Money Market Portfolio

Other Information — (continued)

December 31, 2016 (Unaudited)

Proxy Voting Policies and Procedures and Records

The Portfolio has adopted the proxy voting policies of the Adviser. A description of the policies and procedures that the Portfolio have adopted to determine how to vote proxies relating to portfolio securities are contained in the Portfolio’s Statement of Additional Information, which is available (i) without charge, upon request, by calling the Portfolio at 1-877-521-4083, (ii) on the SEC’s website at www.sec.gov, or (iii) at the SEC’s public reference room. Information on the operation of the public reference room may be obtained by calling 1-800-SEC-0330. Information regarding how the Portfolio voted proxies, if any, during the most recent 12-month period ended June 30 is available by August 31 of each year without charge (1) by calling 1-877-521-4083 (toll free), or (2) on the website of the SEC at www.sec.gov.

Quarterly Portfolio Schedule

The Portfolio will file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. For the second and fourth quarters, the complete schedules of investments are available in the Portfolio’s semi-annual and annual financial statements. The Portfolio’s Form N-Q is available (i) without charge, upon request, by calling the Portfolio at 1-877-521-4083, (ii) on the SEC’s website at www.sec.gov, or (iii) at the SEC’s public reference room. Information on the operation of the public reference room may be obtained by calling 1-800-SEC-0330.

Monthly Portfolio Schedule

The Portfolio files its monthly portfolio holdings with the SEC on Form N-MFP. The Portfolio’s Form N-MFP is available (i) on the SEC’s website at www.sec.gov, or (ii) at the SEC’s public reference room.

18

State Street Master Funds

State Street Money Market Portfolio

Other Information — (continued)

December 31, 2016 (Unaudited)

Trustees and Officers Information

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
Independent Trustees
Michael F. Holland c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1944	Trustee and Co-Chairman of the Board	Term: Indefinite Elected: 7/99	Chairman, Holland & Company L.L.C. (investment adviser) (1995 – present).	72	Director, the Holland Series Fund, Inc.; Director, The China Fund, Inc.; Director, The Taiwan Fund, Inc.; Director, Reaves Utility Income Fund, Inc.; and Director, Blackstone/GSO Loans (and Real Estate) Funds.
Patrick J. Riley c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1948	Trustee and Co-Chairman of the Board	Term: Indefinite Elected: 1/14	2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); 1998 to Present, Independent Director, State Street Global Advisers Ireland, Ltd. (investment company); 1998 to Present, Independent Director, SSGA Liquidity plc (formerly, SSGA Cash Management Fund plc); January 2009 to Present, Independent Director, SSGA Fixed Income plc; and January 2009 to Present, Independent Director, SSGA Qualified Funds PLC.	78	Board Director and Chairman, SPDR Europe 1PLC Board (2011 – Present); Board Director and Chairman, SPDR Europe II, PLC (2013 – Present).
William L. Boyan(1) c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1937	Trustee and Co-Chairman of the Valuation Committee	Term: Indefinite Elected: 7/99	President and Chief Operations Officer, John Hancock Financial Services (1959 – 1999). Mr. Boyan retired in 1999.	78	Chairman Emeritus, Children’s Hospital, Boston, MA (1984 – 2011); Former Trustee of Old Mutual South Africa Master Trust (investments) (1995 – 2008); Former Chairman, Boston Plan For Excellence, Boston Public Schools (1995 – 2010); Member of Advisory Board of Florida Atlantic University Lifelong Learning Society.

19

State Street Master Funds

State Street Money Market Portfolio

Other Information — (continued)

December 31, 2016 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
Independent Trustees (continued)
William L. Marshall c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1942	Trustee and Co-Chairman of the Audit Committee	Term: Indefinite Elected: 1/14	July 2016 to Present, Chief Executive Officer and Chief Compliance Officer, The Marshall Financial Group, Inc.; 2015 to present, Board member, The Doylestown Health Foundation Board; April 2011 to June 2016, Chairman (until April 2011, Chief Executive Officer and President), Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Financial Planners Association.	78
Richard D. Shirk c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1945	Trustee and Co-Chairman of the Qualified Legal and Compliance Committee	Term: Indefinite Elected: 1/14	March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired); 1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare); 1998 to December 2008, Chairman, Board Member and December 2008 to Present, Investment Committee Member, Healthcare Georgia Foundation (private foundation); September 2002 to 2012, Lead Director and Board Member, Amerigroup Corp. (managed health care); 1999 to 2013, Board Member and (since 2001) Investment Committee Member, Woodruff Arts Center; and 2003 to 2009, Trustee, Gettysburg College; Board member, AeroCare Holdings (privately held healthcare services company) (February 2003 – Present); Board member, Regenesis Biomedical (health care services) (April 2012 – present), Chairman, (January 2014 – present).	78

20

State Street Master Funds

State Street Money Market Portfolio

Other Information — (continued)

December 31, 2016 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
Independent Trustees (continued)
Rina K. Spence c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1948	Trustee and Co-Chairman of the Qualified Legal and Compliance Committee and Co-Chairman of the Governance Committee	Term: Indefinite Elected: 7/99	President of SpenceCare International LLC (international healthcare consulting) (1999 – present); Chief Executive Officer, IEmily.com (health internet company) (2000 – 2001); Chief Executive Officer of Consensus Pharmaceutical, Inc. (1998 – 1999); Founder, President and Chief Executive Officer of Spence Center for Women’s Health (1994 – 1998); President and CEO, Emerson Hospital (1984 – 1994); Honorary Consul for Monaco in Boston (2015 – present).	78	Trustee, Eastern Enterprise (utilities) (1988 – 2000); Director, Berkshire Life Insurance Company of America (1993 – 2009).
Bruce D. Taber c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1943	Trustee and Co-Chairman of the Valuation Committee and Co-Chairman of the Governance Committee	Term: Indefinite Elected: 1/14	1999 to Present, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); Until December 2008, Independent Director, SSGA Cash Management Fund plc; Until December 2008, Independent Director, State Street Global Advisers Ireland, Ltd. (investment companies); and Until August 1994, President, Alonzo B. Reed, Inc., (a Boston architect-engineering firm).	72
Douglas T. Williams c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1940	Trustee and Co-Chairman of the Audit Committee	Term: Indefinite Elected: 7/99	Retired Executive Vice President and member of Executive Committee, Chase Manhattan Bank (1987 – 1999); President, Boston Stock Exchange Depository Trust Company, 1981 – 1982; Treasurer, Nantucket Educational Trust, (2002 – 2007).	78
Michael A. Jessee c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1946	Trustee	Term: Indefinite Appointed: 7/16	Retired; formerly, President and Chief Executive Officer of the Federal Home Loan Bank of Boston (1989 – 2009); Trustee, Randolph-Macon College (2004 – 2016).	78

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State Street Master Funds

State Street Money Market Portfolio

Other Information — (continued)

December 31, 2016 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
Interested Trustee(2)
James E. Ross SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1965	Trustee	Term: Indefinite Appointed: 2/07	Executive Vice President; State Street Global Advisors (2006 – present); Chairman and Director, SSGA Funds Management, Inc. (2012 – present); Principal, State Street Global Advisors (2006 – present); President, SSGA Funds Management, Inc. (2005 – 2012).	265	SSGA SPDR ETFs Europe I plc (Director) (November 2016 – present); SSGA SPDR ETFs Europe II plc (Director) (November 2016 – present).

(1)	Mr. Boyan retired as a Trustee of the Trust effective February 16, 2017.

(2)	Mr. Ross is an Interested Trustee because of his employment by SSGA Funds Management, Inc., an affiliate of the Trust.

†	For the purpose of determining the number of portfolios overseen by the Trustees, “Fund Complex” comprises registered investment companies for which SSGA Funds Management, Inc. serves as investment adviser.

The following lists the principal officers for the Trust, as well as their mailing addresses and ages, positions with the Trust and length of time served, and present and principal occupations:

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Officers:
Ellen M. Needham SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1967	President	Term: Indefinite Elected: 10/12	President and Director, SSGA Funds Management, Inc. (2001 – present)*; Senior Managing Director, State Street Global Advisors (1992 – present).*
Bruce S. Rosenberg SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1961	Treasurer	Term: Indefinite Elected: 2/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 – present); Director, Credit Suisse (April 2008 – July 2015).
Ann M. Carpenter SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1966	Vice President and Deputy Treasurer	Term: Indefinite Elected: 10/12 Term: Indefinite Elected: 2/16	Chief Operating Officer, SSGA Funds Management, Inc. (2005 – present)*; Managing Director, State Street Global Advisors (2005 – present).*
Chad C. Hallett SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1969	Deputy Treasurer	Term: Indefinite Elected: 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 – present); Vice President, State Street Bank and Trust Company (2001 – November 2014).*
Darlene Anderson-Vasquez SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1968	Deputy Treasurer	Term: Indefinite Elected: 11/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016 – present); Senior Vice President, John Hancock Investments (September 2007 – May 2016).

22

State Street Master Funds

State Street Money Market Portfolio

Other Information — (continued)

December 31, 2016 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Officers: (continued)
Sujata Upreti SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1974	Assistant Treasurer	Term: Indefinite Elected: 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (May 2015 – present); Assistant Director, Cambridge Associates, LLC (July 2014 – January 2015); Vice President, Bank of New York Mellon (July 2012 – August 2013); Manager, PricewaterhouseCoopers, LLP (September 2009 – July 2012).
Daniel Foley SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1972	Assistant Treasurer	Term: Indefinite Elected: 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (April 2007 – present).*
Brian Harris SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1973	Chief Compliance Officer and Code of Ethics Compliance Officer	Term: Indefinite Elected: 11/13 Term: Indefinite Elected: 9/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (2013 – present)*; Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (September 2010 to May 2013); Director of Compliance, AARP Financial Inc. (July 2008 to August 2010).
Joshua A. Weinberg SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1978	Chief Legal Officer	Term: Indefinite Elected: 2/15	Vice President and Managing Counsel, State Street Global Advisors (2011 – present); Clerk, SSGA Funds Management, Inc. (2013 – present); Associate, Financial Services Group, Dechert LLP (2005 – 2011).
Jesse D. Hallee State Street Bank and Trust Company 100 Summer Street, 7th Floor Boston, MA 02111 YOB: 1976	Secretary	Term: Indefinite Elected: 9/16	Vice President and Managing Counsel, State Street Bank and Trust Company (2013 – present); Vice President and Counsel, Brown Brothers Harriman & Co. (2007 – 2013).
Khimmara Greer State Street Bank and Trust Company 100 Summer Street, 7th Floor Boston, MA 02111 YOB: 1983	Assistant Secretary	Term: Indefinite Elected: 5/16	Vice President and Counsel, State Street Bank and Trust Company (2015- present); Regulatory Advisor, JPMorgan (2014 – 2015); Claims Case Manager, Liberty Mutual Insurance (2012 – 2014); Contract Attorney, Various Law Firms (2011 – 2012).

*	Served in various capacities and/or with various affiliated entities during noted time period.

Statement of Additional Information (SAI) includes additional information about the Portfolio’s directors and is available, without charge, upon request and by calling 1-877-521-4083.

23

Trustees

Michael F. Holland

William L. Marshall

Patrick J. Riley

James E. Ross

Richard D. Shirk

Rina K. Spence

Bruce D. Taber

Douglas T. Williams

Michael A. Jessee

Investment Adviser and Administrator

SSGA Funds Management, Inc.

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Custodian, Sub-Administrator and Transfer Agent

State Street Bank and Trust Company

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

Legal Counsel

Ropes & Gray LLP

800 Boylston Street

Boston, MA 02199

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of shares of beneficial interest.

State Street Master Funds State Street Bank and Trust Company P.O. Box 5049 Boston, MA 02206	STTMMAR1

The information contained in this report is intended for the general information of shareholders of the Portfolio and shareholders of any fund invested in the Portfolio. Interests in the Portfolio are offered solely to eligible investors in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the 1933 Act. This report is not authorized for distribution (i) to prospective investors in any fund invested in the Portfolio unless preceded or accompanied by a current offering document for such fund or (ii) to prospective eligible investors in the Portfolio unless preceded or accompanied by a current offering document of the Portfolio. Eligible investors in the Portfolio may obtain a current Portfolio offering document by calling 1-877-521-4083. Please read the offering document carefully before investing in the Portfolio.

Item 2. Code of Ethics.

As of the end of the period covered by this report, State Street Institutional Investment Trust (the “Trust” or “Registrant”) has adopted a code of ethics, as defined in Item 2(b) of Form N-CSR, that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code”). That Code comprises written standards that are reasonably designed to deter wrongdoing and to promote: (1) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (2) full, fair, accurate, timely and understandable disclosure in reports and documents that the Registrant files with, or submits to, the U.S. Securities Exchange Commission (the “SEC”) and in other public communications made by the Registrant; (3) compliance with applicable laws and governmental rules and regulations; (4) the prompt internal reporting to an appropriate person or persons identified in the Code of violations of the Code; and (5) accountability for adherence to the Code. As of the end of the period covered by the report, the Code was combined with other mutual funds advised by SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”). The Registrant has not made any amendments to the Code that relates to any element of the code of ethics definition set forth in Item 2(b) of Form N-CSR during the covered period. The Registrant has not granted any waivers from any provisions of the Code during the covered period. A copy of the Code is filed as Exhibit 12(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Trust’s Board of Trustees (the “Board”) has determined that the Trust has the following “audit committee financial experts” as defined in Item 3(b) of Form N-CSR serving on its audit committee (the “Audit Committee”): Messrs. Michael F. Holland and Richard D. Shirk. Each of the audit committee financial experts is “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or the Board.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

For the fiscal years ended December 31, 2016 and December 31, 2015, the aggregate audit fees billed for professional services rendered by Ernst & Young LLP (“E&Y”), the Trust’s principal accountant, for the audit of the Trust’s annual financial statements or services normally provided by E&Y in connection with the Trust’s statutory and regulatory filings and engagements were $670,525 and $504,725, respectively.

(b)	Audit-Related Fees

For the fiscal years ended December 31, 2016 and December 31, 2015, there were no fees for assurance and related services by E&Y reasonably related to the performance of the audit of the Trust’s financial statements that were not reported under paragraph (a) of this Item.

(c)	Tax Fees

For the fiscal years ended December 31, 2016 and December 31, 2015, the aggregate tax fees billed for professional services rendered by E&Y for tax compliance, tax advice, and tax planning in the form of preparation of excise filings and income tax returns were $288,632 and $232,141, respectively.

(d)	All Other Fees

For the fiscal years ended December 31, 2016 and December 31, 2015, there were no fees billed for professional services rendered by E&Y for products and services provided by E&Y to the Trust, other than the services reported in paragraphs (a) through (c).

For the fiscal years ended December 31, 2016 and December 31, 2015, the aggregate fees for professional services rendered by E&Y for products and services provided by E&Y to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust that (i) relate directly to the operations and financial reporting of the Trust and (ii) were pre-approved by the Audit Committee were approximately $7,777,372 and $8,024,882, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

The Trust’s Audit Committee Charter states the following with respect to pre-approval procedures:

The Audit Committee shall have the following duties and powers:

•	To pre-approve engagements by a Trust’s independent auditor for non-audit services to be rendered to the Fund’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund;

•	To establish, if deemed necessary or appropriate as an alternative to Audit Committee pre-approval of services to be provided by the independent auditor as required by paragraph (b) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Audit Committee, subject to the requirement that the decision of any member to whom authority is delegated to pre-approve an activity shall be presented to the full Audit Committee at its next scheduled meeting;

Alternate Pre-Approval Procedure:

•	The Chairperson, or a Co-Chairperson, of the Audit Committee is authorized to pre-approve any engagement involving the Trust’s independent auditors to the same extent as the Audit Committee. Any pre-approval decision by the Chairperson, or a Co-Chairperson, under the foregoing authority shall be presented to the Audit Committee at its next scheduled meeting.

(e)(2)	Percentages of Services

None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the period of time for which such rule was effective.

(f)	Not applicable.

(g)	Total Fees Paid By Adviser and Certain Affiliates

For the fiscal years ended December 31, 2016 and December 31, 2015, the aggregate non-audit fees billed by E&Y for services rendered to the Trust and the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provided ongoing services to the Trust were approximately $26,000,000 and $26,000,000, respectively.

(h)	E&Y notified the Trust’s Audit Committee of all non-audit services that were rendered by E&Y to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides services to the Trust, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the Trust’s Audit Committee to consider whether such services were compatible with maintaining E&Y’s independence.

Item 5. Audit Committees of Listed Registrants.

Not applicable to the Registrant.

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer have concluded that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective to provide reasonable assurance that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the Trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Trust’s second fiscal quarter of the period covered by this Form N-CSR filing that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is attached hereto.

(a)(2) Certifications of principal executive officer and principal financial and accounting officer of the Trust as required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3) Not applicable to the Registrant.

(b) Certifications of principal executive officer and principal financial and accounting officer of the Trust as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: STATE STREET INSTITUTIONAL INVESTMENT TRUST

By:	/s/ Ellen M. Needham
Ellen M. Needham
President

Date:	March 10, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Ellen M. Needham
Ellen M. Needham
President (Principal Executive Officer)

Date: March 10, 2017

By:	/s/ Bruce S. Rosenberg
Bruce S. Rosenberg
Treasurer (Principal Financial and Accounting Officer)

Date: March 10, 2017